                                                                  EXECUTION COPY
===============================================================================




                    STRUCTURED ASSET SECURITIES CORPORATION,
                                  as Depositor

                                       and

                     ORIX REAL ESTATE CAPITAL MARKETS, LLC,
                     as Master Servicer and Special Servicer

                                       and

                       LASALLE BANK NATIONAL ASSOCIATION,
                                   as Trustee

                                       and

                               ABN AMRO BANK N.V.,
                                 as Fiscal Agent

                         POOLING AND SERVICING AGREEMENT

                         Dated as of September 11, 2000

                         ------------------------------


                                  $999,060,409

                    LB-UBS Commercial Mortgage Trust 2000-C4

                 Commercial Mortgage Pass-Through Certificates,

                                 Series 2000-C4

===============================================================================

                                TABLE OF CONTENTS

                                                                                                                       PAGE
                                                                                                                       ----
                                    ARTICLE I

                  DEFINITIONS; GENERAL INTERPRETIVE PRINCIPLES


SECTION 1.01.                 Defined Terms...............................................................................5
SECTION 1.02.                 General Interpretive Principles............................................................58


                                   ARTICLE II

            CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES; ORIGINAL ISSUANCE OF CERTIFICATES

SECTION 2.01.                 Creation of Trust; Conveyance of Mortgage Loans............................................59
SECTION 2.02.                 Acceptance of Trust Fund by Trustee........................................................61
SECTION 2.03.                 Repurchase of Mortgage Loans for Document Defects and Breaches of
                              Representations and Warranties; the Special Reserve Account................................62
SECTION 2.04.                 Representations, Warranties and Covenants of the Depositor.................................67
SECTION 2.05.                 Execution, Authentication and Delivery of Class R-I Certificates; Creation of
                              REMIC I Regular Interests..................................................................89
SECTION 2.06.                 Conveyance of REMIC I Regular Interests; Acceptance of REMIC II by Trustee.................90
SECTION 2.07.                 Execution, Authentication and Delivery of Class R-II Certificates; Creation of
                              REMIC II Regular Interests.................................................................90
SECTION 2.08.                 Conveyance of REMIC II Regular Interests; Acceptance of REMIC III by Trustee...............90
SECTION 2.09.                 Execution, Authentication and Delivery of REMIC III Certificates...........................90


                                   ARTICLE III

                 ADMINISTRATION AND SERVICING OF THE TRUST FUND

SECTION 3.01.                 Administration of the Mortgage Loans.......................................................92
SECTION 3.02.                 Collection of Loan Payments................................................................93
SECTION 3.03.                 Collection of Taxes, Assessments and Similar Items; Servicing Accounts; Reserve
                              Accounts...................................................................................94
SECTION 3.04.                 Custodial Account, Defeasance Deposit Account, Collection Account, Interest
                              Reserve Account and Excess Liquidation Proceeds Account....................................96
SECTION 3.05.                 Permitted Withdrawals From the Custodial Account, the Collection Account, the
                              Interest Reserve Account and the Excess Liquidation Proceeds Account.......................99
SECTION 3.06.                 Investment of Funds in the Servicing Accounts, the Reserve Accounts, the
                              Defeasance Deposit Account, the Custodial Account, the Collection Account, the
                              Interest Reserve Account and the REO Account..............................................103

                                      -i-

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SECTION 3.07.                 Maintenance of Insurance Policies; Errors and Omissions and Fidelity Coverage.............105
SECTION 3.08.                 Enforcement of Alienation Clauses.........................................................108
SECTION 3.09.                 Realization Upon Defaulted Loans; Required Appraisals; Appraisal Reduction
                              Calculation...............................................................................111
SECTION 3.10.                 Trustee and Custodian to Cooperate; Release of Mortgage Files.............................115
SECTION 3.11.                 Servicing Compensation; Payment of Expenses; Certain Matters Regarding Servicing
                              Advances..................................................................................116
SECTION 3.12.                 Property Inspections; Collection of Financial Statements; Delivery of Certain
                              Reports...................................................................................120
SECTION 3.13.                 Annual Statement as to Compliance.........................................................123
SECTION 3.14.                 Reports by Independent Public Accountants.................................................123
SECTION 3.15.                 Access to Certain Information.............................................................124
SECTION 3.16.                 Title to REO Property; REO Account........................................................125
SECTION 3.17.                 Management of REO Property................................................................126
SECTION 3.18.                 Sale of Mortgage Loans and REO Properties.................................................129
SECTION 3.19.                 Additional Obligations of the Master Servicer; the Special Servicer's Right to
                              Request that the Master Servicer Reimburse it for Servicing Advances; the
                              Special Servicer's Right to Request the Master Servicer to Make Servicing
                              Advances..................................................................................132
SECTION 3.20.                 Modifications, Waivers, Amendments and Consents...........................................133
SECTION 3.21.                 Transfer of Servicing Between Master Servicer and Special Servicer; Record
                              Keeping...................................................................................138
SECTION 3.22.                 Sub-Servicing Agreements..................................................................140
SECTION 3.23.                 Representations and Warranties of the Master Servicer and the Special Servicer............142
SECTION 3.24.                 Credit Tenant Leases......................................................................143
SECTION 3.25.                 Application of Default Charges............................................................144


                                   ARTICLE IV

                             PAYMENTS TO CERTIFICATEHOLDERS; REPORTS TO CERTIFICATEHOLDERS

SECTION 4.01.                 Distributions.............................................................................146
SECTION 4.02.                 Statements to Certificateholders; CMSA Loan Periodic Update File..........................155
SECTION 4.03.                 P&I Advances..............................................................................162
SECTION 4.04.                 Allocation of Realized Losses and Additional Trust Fund...................................164
SECTION 4.05.                 Calculations..............................................................................165


                                    ARTICLE V

                                THE CERTIFICATES

SECTION 5.01.                 The Certificates..........................................................................166
SECTION 5.02.                 Registration of Transfer and Exchange of Certificates.....................................166
SECTION 5.03.                 Book-Entry Certificates...................................................................173


                                      -ii-




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SECTION 5.04.                 Mutilated, Destroyed, Lost or Stolen Certificates.........................................174
SECTION 5.05.                 Persons Deemed Owners.....................................................................174


                                   ARTICLE VI

           THE DEPOSITOR, THE MASTER SERVICER, THE SPECIAL SERVICER AND THE CONTROLLING CLASS REPRESENTATIVE

SECTION 6.01.                 Liability of Depositor, Master Servicer and Special Servicer..............................176
SECTION 6.02.                 Merger, Consolidation or Conversion of Depositor, Master Servicer or Special
                              Servicer..................................................................................176
SECTION 6.03.                 Limitation on Liability of Depositor, Master Servicer and Special Servicer................176
SECTION 6.04.                 Resignation of Master Servicer and the Special Servicer...................................177
SECTION 6.05.                 Rights of Depositor and Trustee in Respect of Master Servicer and the Special
                              Servicer..................................................................................178
SECTION 6.06.                 Depositor, Master Servicer and Special Servicer to Cooperate with Trustee.................178
SECTION 6.07.                 Depositor, Special Servicer and Trustee to Cooperate with Master Servicer.................179
SECTION 6.08.                 Depositor, Master Servicer and Trustee to Cooperate with Special Servicer.................179
SECTION 6.09.                 Designation of Special Servicer and Controlling Class Representative by the
                              Controlling Class.........................................................................179
SECTION 6.10.                 Master Servicer or Special Servicer as Owner of a Certificate.............................180
SECTION 6.11.                 Certain Rights and Powers of the Controlling Class Representative.........................181


                                   ARTICLE VII

                                     DEFAULT

SECTION 7.01.                 Events of Default.........................................................................184
SECTION 7.02.                 Trustee to Act; Appointment of Successor..................................................188
SECTION 7.03.                 Notification to Certificateholders........................................................189
SECTION 7.04.                 Waiver of Events of Default...............................................................189
SECTION 7.05.                 Additional Remedies of Trustee Upon Event of Default......................................189


                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

SECTION 8.01.                 Duties of Trustee.........................................................................191
SECTION 8.02.                 Certain Matters Affecting Trustee.........................................................192
SECTION 8.03.                 Trustee and Fiscal Agent Not Liable for Validity or Sufficiency of Certificates
                              or Mortgage Loans.........................................................................193
SECTION 8.04.                 Trustee and Fiscal Agent May Own Certificates.............................................193


                                     -iii-


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SECTION 8.05.                 Fees and Expenses of Trustee; Indemnification of and by Trustee...........................193
SECTION 8.06.                 Eligibility Requirements for Trustee......................................................194
SECTION 8.07.                 Resignation and Removal of Trustee........................................................195
SECTION 8.08.                 Successor Trustee.........................................................................196
SECTION 8.09.                 Merger or Consolidation of Trustee and Fiscal Agent.......................................196
SECTION 8.10.                 Appointment of Co-Trustee or Separate Trustee.............................................197
SECTION 8.11.                 Appointment of Custodians.................................................................198
SECTION 8.12.                 Appointment of Authenticating Agents......................................................198
SECTION 8.13.                 Appointment of Tax Administrators.........................................................199
SECTION 8.14.                 Access to Certain Information.............................................................200
SECTION 8.15.                 Reports to the Securities and Exchange Commission and Related Reports.....................201
SECTION 8.16.                 Representations and Warranties of Trustee.................................................204
SECTION 8.17.                 The Fiscal Agent..........................................................................205
SECTION 8.18.                 Representations and Warranties of Fiscal Agent............................................206


                                   ARTICLE IX

                                   TERMINATION

SECTION 9.01.                 Termination Upon Repurchase or Liquidation of All Mortgage Loans..........................208
SECTION 9.02.                 Additional Termination Requirements.......................................................215


                                    ARTICLE X

                            ADDITIONAL TAX PROVISIONS

SECTION 10.01.                REMIC Administration......................................................................216
SECTION 10.02.                Grantor Trust Administration..............................................................219


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

SECTION 11.01.                Amendment.................................................................................221
SECTION 11.02.                Recordation of Agreement; Counterparts....................................................222
SECTION 11.03.                Limitation on Rights of Certificateholders................................................223
SECTION 11.04.                Governing Law.............................................................................223
SECTION 11.05.                Notices...................................................................................223
SECTION 11.06.                Severability of Provisions................................................................224
SECTION 11.07.                Grant of a Security Interest..............................................................224
SECTION 11.08.                Streit Act................................................................................225
SECTION 11.09.                Successors and Assigns; Beneficiaries.....................................................225
SECTION 11.10.                Article and Section Headings..............................................................226
SECTION 11.11.                Notices to Rating Agencies and Controlling Class Representative...........................226
SECTION 11.12.                Global Opinions...........................................................................227


                                      -iv-



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SECTION 11.13.                Complete Agreement........................................................................227





                                      -v-

                             SCHEDULES AND EXHIBITS

 Schedule No.  Schedule Description
 -----------   --------------------

     I         Mortgage Loan Schedule
     II        Schedule of Exceptions to Mortgage File Delivery
     III       Exceptions to the Representations and Warranties of the Depositor



 Exhibit No.   Exhibit Description
 -----------   -------------------
     A-1       Form of Class [A-1] [A-2] Certificate
     A-2       Form of Class X Certificate
     A-3       Form of Class [B] [C] [D] [E] [F] [G] Certificate
     A-4       Form of Class [H] [J] [K] [L] [M] [N] [P] Certificate
     A-5       Form of Class [R-I] [R-II] [R-III] Certificate
     B         Form of Distribution Date Statement
     C         Form of Custodial Certification
     D-1       Form of Master Servicer Request for Release
     D-2       Form of Special Servicer Request for Release
     E         Calculation of Debt Service Coverage Ratios
     F-1       Form of Transferor Certificate for Transfers of Definitive Non-Registered Certificates
     F-2A      Form I of Transferee Certificate for Transfers of Definitive Non-Registered Certificates
     F-2B      Form II of Transferee Certificate for Transfers of Definitive Non-Registered Certificates
     F-2C      Form I of Transferee Certificate for Transfers of Interests in Book-Entry Non-Registered Certificates
     F-2D      Form II of Transferee Certificate for Transfers of Interests in Book-Entry Non-Registered Certificates
     F-2E      Form of Regulation S Certificate
     G-1       Form I of Transferee Certificate in Connection with ERISA (Definitive Non-Registered Certificates)
     G-2       Form II of Transferee Certificate in Connection with ERISA (Book-Entry Non-Registered Certificates)
     H-1       Form of Transfer Affidavit and Agreement regarding Residual Interest Certificates
     H-2       Form of Transferor Certificate regarding Residual Interest Certificates
     I-1       Form of Notice and Acknowledgment
     I-2       Form of Acknowledgment of Proposed Special Servicer
     J         Form of UCC-1 financing statement
     K         Sub-Servicers in respect of which Sub-Servicing Agreements are in effect or being negotiated as of the Closing Date
     L         Form of CMSA Loan Periodic Update File
     M         Form of CMSA Property File
     N         Form of CMSA Financial File
     O         Form of CMSA Loan Set-up File
     P         Form of Comparative Financial Status Report
     Q         Form of REO Status Report


                                      -vi-




     R         Form of Servicer Watch List
     S         Form of Delinquent Loan Status Report
     T         Form of Historical Loan Modification Report
     U         Form of Historical Liquidation Report
     V         Form of NOI Adjustment Worksheet
     W         Form of Operating Statement Analysis Report
     X         Form of Loan Payoff Notification Report
     Y-1       Form of Information Request/Investor Certification for Website Access from Certificate Owner
     Y-2       Form of Information Request/Investor Certification for Website Access from Prospective Investor
     Z         Depositor's Organizational Documents



                  This Pooling and Servicing Agreement (this "Agreement") is dated and effective as of September 11, 2000, among STRUCTURED ASSET SECURITIES CORPORATION, as Depositor, ORIX REAL ESTATE CAPITAL MARKETS, LLC, as Master Servicer and Special Servicer, LASALLE BANK NATIONAL ASSOCIATION, as Trustee, and ABN AMRO BANK N.V., as Fiscal Agent.

                             PRELIMINARY STATEMENT:


                  The Depositor intends to sell the Certificates, which are to be issued hereunder in multiple Classes and which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund.

                  As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the Mortgage Loans (exclusive of any collections of Additional Interest on the ARD Loans after their respective Anticipated Repayment Dates) and certain other related assets subject to this Agreement (exclusive of any Recording/Title Policy Omission Cash Deposits and/or Recording/Title Policy Omission Credits) as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I". The Class R-I Certificates will represent the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions under federal income tax law. Each of the REMIC I Regular Interests will relate to a specific Mortgage Loan. Each such REMIC I Regular Interest will: (i) accrue interest at a per annum rate described in the definition of "REMIC I Remittance Rate"; and (ii) have an initial Uncertificated Principal Balance equal to the Cut-off Date Balance of the related Mortgage Loan. The Legal Final Distribution Date of each of the REMIC I Regular Interests is the Distribution Date immediately following the third anniversary of the end of the remaining amortization term (as determined as of the Closing Date) of the related Mortgage Loan. None of the REMIC I Regular Interests will be certificated.

                  As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II". The Class R-II Certificates will represent the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions under federal income tax law. The following table sets forth the designation, the REMIC II Remittance Rate and the initial Uncertificated Principal Balance for each of the REMIC II Regular Interests. The Legal Final Distribution Date for each REMIC II Regular Interest is the last Rated Final Distribution Date. None of the REMIC II Regular Interests will be certificated.



                                                             Initial
                               REMIC II                   Uncertificated
     Designation           Remittance Rate              Principal Balance
     -----------           ---------------              -----------------
         A-1                 Variable (1)                 $170,000,000
         A-2                 Variable (1)                 $619,257,000
          B                  Variable (1)                 $ 42,460,000
          C                  Variable (1)                 $ 39,963,000
          D                  Variable (1)                 $ 12,488,000
          E                  Variable (1)                 $  7,493,000
          F                  Variable (1)                 $ 17,483,000
          G                  Variable (1)                 $ 12,489,000
          H                  Variable (1)                 $ 22,479,000
          J                  Variable (1)                 $ 12,488,000
          K                  Variable (1)                 $  7,493,000
          L                  Variable (1)                 $  7,493,000
          M                  Variable (1)                 $  9,990,000
          N                  Variable (1)                 $  4,996,000
          P                  Variable (1)                 $ 12,488,409

  --------------------

 (1) Calculated in accordance with the definition of "REMIC II Remittance Rate".

                  As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC II Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC III". The Class R-III Certificates will evidence the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the Class designation, Pass-Through Rate and initial Class Principal Balance for each Class of the Regular Interest Certificates. For federal income tax purposes, each Class of the Regular Interest Certificates (other than the Class X Certificates) and each of the fifteen Components of the Class X Certificates will be designated as a separate "regular interest" in REMIC III. The Legal Final Distribution Date for each Class of Regular Interest Certificates (or, in the case of the Class X Certificates, for each of the fifteen Components thereof) is the last Rated Final Distribution Date.

                                                                 Initial
     Class                                                        Class
   Designation                Pass-Though Rate              Principal Balance
   -----------                ----------------              -----------------
    Class A-1                  7.18% per annum               $170,000,000
    Class A-2                  7.37% per annum               $619,257,000
     Class B                   7.48% per annum               $ 42,460,000
     Class C                   7.61% per annum               $ 39,963,000
     Class D                   7.70% per annum               $ 12,488,000
     Class E                   7.97% per annum               $  7,493,000
     Class F                   8.07% per annum               $ 17,483,000
     Class G                   8.15% per annum               $ 12,489,000
     Class X                     Variable(1)                    (2)
     Class H                   6.89% per annum               $ 22,479,000
     Class J                   6.89% per annum               $ 12,488,000
     Class K                   6.89% per annum               $  7,493,000
     Class L                   6.89% per annum               $  7,493,000
     Class M                   6.89% per annum               $  9,990,000
     Class N                   6.89% per annum               $  4,996,000
     Class P                   6.89% per annum               $ 12,488,409

 ----------------------------

(1) Calculated in accordance with the definition of "Pass-Through Rate".

(2) The Class X Certificates will not have a Class Principal Balance and will not entitle their Holders to receive distributions of principal. As more specifically provided herein, interest in respect of such Class of Certificates will consist of the aggregate amount of interest accrued on the respective Component Notional Amounts of such Class' Components from time to time. The aggregate of such Component Notional Amounts shall be deemed to be the Class Notional Amount of the Class X Certificates.

                  As provided herein, the Trustee shall take all actions necessary to ensure that the portion of the Trust Fund consisting of the Grantor Trust Assets maintains its status as a Grantor Trust under the Code.

                  The aggregate Cut-off Date Balance of the Mortgage Loans will be $999,060,409. The initial aggregate Uncertificated Principal Balance of the REMIC I Regular Interests, the initial aggregate

Uncertificated Principal Balance of the REMIC II Regular Interests and the initial aggregate Class Principal Balance of the respective Classes of Regular Interest Certificates (other than the Class X Certificates) will in each case be $999,060,409.

                  Capitalized terms used but not otherwise defined in this Preliminary Statement have the respective meanings assigned thereto in Section
1.01 of this Agreement.

                  In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent agree as follows:

                                   ARTICLE I

                  DEFINITIONS; GENERAL INTERPRETIVE PRINCIPLES

                  SECTION 1.01. Defined Terms.

                  Whenever used in this Agreement, including in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

                  "30/360 Basis" shall mean the accrual of interest calculated on the basis of a 360-day year consisting of twelve 30-day months.

                  "ABN AMRO" shall mean ABN AMRO Bank N.V. or its successor in interest.

                  "Accrued Certificate Interest" shall mean the interest accrued from time to time with respect to any Class of Regular Interest Certificates, the amount of which interest shall equal: (a) in the case of any Class of Principal Balance Certificates for any Interest Accrual Period, one-twelfth of the product of (i) the Pass-Through Rate applicable to such Class of Certificates for such Interest Accrual Period, multiplied by (ii) the Class Principal Balance of such Class of Certificates outstanding immediately prior to the related Distribution Date; and (b) in the case of the Class X Certificates for any Interest Accrual Period, the aggregate amount of Accrued Component Interest for all of such Class' Components for such Interest Accrual Period.

                  "Accrued Component Interest" shall mean the interest accrued from time to time with respect to any Component of the Class X Certificates, the amount of which interest shall equal, for any Interest Accrual Period, one-twelfth of the product of (i) the Pass-Through Rate applicable to such Component for such Interest Accrual Period, multiplied by (ii) the Component Notional Amount of such Component outstanding immediately prior to the related Distribution Date.

                  "Acquisition Date" shall mean, with respect to any REO Property, the first day on which such REO Property is considered to be acquired by the Trust Fund within the meaning of Treasury regulations Section 1.856-6(b)(1), which shall be the first day on which the Trust Fund is treated as the owner of such REO Property for federal income tax purposes.

                  "Actual/360 Basis" shall mean the accrual of interest calculated on the basis of the actual number of days elapsed during any interest accrual period in a year assumed to consist of 360 days.

                  "Additional Information" shall have the meaning assigned thereto in Section 4.02(a).

                  "Additional Interest" shall mean, with respect to any ARD Loan after its Anticipated Repayment Date, all interest accrued on the principal balance of such ARD Loan at the Additional Interest Rate and, if so provided in the related loan documents, compounded at the related Mortgage Rate (the payment of which interest shall, under the terms of such ARD Loan, be deferred until the entire outstanding principal balance thereof has been paid). For purposes of this Agreement, Additional Interest on an ARD Loan or any successor REO Loan shall be deemed not to constitute principal or any portion thereof and shall not be added to the unpaid principal balance or Stated Principal Balance of such ARD Loan or any successor REO Loan, notwithstanding that the terms of the related loan documents so permit. To the extent that any Additional Interest is not paid on a current basis, it shall, for purposes of this Agreement, be deemed to be deferred interest (regardless of whether it is added to principal outstanding with respect to the related ARD Loan in accordance with the related loan documents).

                  "Additional Interest Rate" shall mean, with respect to any ARD Loan after its Anticipated Repayment Date, the incremental increase in the Mortgage Rate for such loan resulting from the passage of such Anticipated Repayment Date.

                  "Additional Right" shall mean, with respect to any Credit Tenant Lease, any termination or abatement rights of the related Credit Tenant arising from a Mortgagor's default as landlord under such Credit Tenant Lease in performing certain obligations, including environmental remediation of conditions not caused by the Credit Tenant, enforcement of restrictive covenants affecting other property owned by such Mortgagor, compliance with laws affecting the related Mortgaged Property or common areas relating to such Mortgaged Property.

                  "Additional Trust Fund Expense" shall mean any expense experienced with respect to the Trust Fund and not otherwise included in the calculation of a Realized Loss that would result in the Holders of Regular Interest Certificates receiving less than the full amount of principal and/or Distributable Certificate Interest to which they are entitled on any Distribution Date.

                  "Adjusted Actual/360 Accrued Interest Amount" shall mean, with respect to any Mortgage Loan (or any successor REO Loan) that accrues interest on an Actual/360 Basis, for any Interest Accrual Period, an amount of interest equal to the product of (x) the Mortgage Rate in effect for such Mortgage Loan as of the Closing Date (without regard to any modifications, extensions, waivers or amendments of such Mortgage Loan subsequent to the Closing Date), multiplied by (y) a fraction, the numerator of which is the number of days in such Interest Accrual Period, and the denominator of which is 360, multiplied by (z) the Stated Principal Balance of such Mortgage Loan (or successor REO Loan) immediately prior to the Distribution Date that corresponds to such Interest Accrual Period; provided that if the subject Interest Accrual Period begins during (i) December of 2000 or December of any year thereafter that does not immediately precede a leap year or (ii) January of 2001 or January of any year thereafter, then the amount calculated with respect to such Mortgage Loan (or successor REO Loan) for such Interest Accrual Period without regard to this proviso shall be decreased by the Interest Reserve Amount, if any, transferred from the Collection Account to the Interest Reserve Account in the following calendar month in accordance with Section 3.04(c) with respect to such Mortgage Loan (or successor REO Loan); and provided, further, that if the subject Interest Accrual Period begins during February of 2001 or February of any year thereafter, then the amount calculated with respect to such Mortgage Loan (or successor REO Loan) for such Interest Accrual Period without regard to this proviso shall be increased by the Interest Reserve Amount(s), if any, transferred from the Interest Reserve Account to the Collection Account in the following calendar month in accordance with Section 3.05(c) with respect to such Mortgage Loan (or successor REO Loan).

                  "Administrative Cost Rate" shall mean, with respect to each Mortgage Loan, as specified in the Mortgage Loan Schedule, the sum of the related Master Servicing Fee Rate and the Trustee Fee Rate.

                  "Advance" shall mean any P&I Advance or Servicing Advance.

                  "Adverse Grantor Trust Event shall mean any endangerment to the status of the Grantor Trust as a grantor trust under the Grantor Trust Provisions or any imposition of a tax on the Grantor Trust or any of its assets or transactions.

                  "Adverse Rating Event" shall mean, with respect to any Class of Certificates, as of any date of determination, the qualification (in the case of Moody's), downgrade or withdrawal of any rating then assigned to such Class of Certificates by either Rating Agency.

                  "Adverse REMIC Event" shall mean, with respect to any REMIC Pool, any endangerment of the status of such REMIC Pool as a REMIC under the REMIC Provisions or, except as permitted by Section 3.17(a), any imposition of a tax on such REMIC Pool or any of its assets or transactions (including the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on prohibited contributions set forth in Section 860G(d) of the Code).

                  "Affiliate" shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agreement" shall mean this Pooling and Servicing Agreement, together with all amendments hereof and supplements hereto.

                  "Annual Accountants' Report" shall have the meaning assigned thereto in Section 3.14

                  "Annual Performance Certification" shall have the meaning assigned thereto in Section 3.13.

                  "Anticipated Repayment Date" shall mean, with respect to any ARD Loan, the date specified in the related Mortgage Note after which the Mortgage Rate for such ARD Loan will increase as specified in the related Mortgage Note.

                  "Appraisal Reduction Amount" shall mean, with respect to any Required Appraisal Loan, an amount (calculated as of each Determination Date for so long as the subject Mortgage Loan (or any successor REO Loan) constitutes a Required Appraisal Loan, beginning with the Determination Date immediately following the later of the date on which the subject Mortgage Loan became a Required Appraisal Loan and the date on which the applicable Required Appraisal was obtained) equal to the excess, if any, of: (a) the sum of, without duplication, (i) the Stated Principal Balance of such Required Appraisal Loan,
(ii) to the extent not previously advanced by or on behalf of the Master Servicer, the Trustee or the Fiscal Agent, all unpaid interest on such Required Appraisal Loan through the most recent Due Date prior to the date of calculation (exclusive of any portion thereof that represents Additional Interest and/or Default Interest), (iii) all accrued and unpaid Special Servicing Fees, Liquidation Fees and Workout Fees in respect of such Required Appraisal Loan,
(iv) all related unreimbursed Advances made by or on behalf of (plus all accrued interest on such Advances payable to) the Master Servicer, the Special Servicer, the Trustee and/or the Fiscal Agent with respect to such Required Appraisal Loan, (v) any other unpaid Additional Trust Fund Expenses in respect of such Required Appraisal Loan, and (vi) all currently due and unpaid real estate taxes and assessments, insurance premiums and, if applicable, ground rents, and any unfunded improvement or other applicable reserves, in respect of the related Mortgaged Property (in each case, net of any amounts escrowed for such items); over (b) the Required Appraisal Value.

                  Notwithstanding the foregoing, if (i) any Mortgage Loan becomes a Required Appraisal Loan, (ii) either (A) no Required Appraisal or update thereof, has been obtained or conducted, as applicable in accordance with
Section 3.09(a), with respect to the related Mortgaged Property during the 12-month period prior to the date such Mortgage Loan became a Required Appraisal Loan or (B) there shall have occurred since the date of the most recent Required Appraisal or update thereof a material change in the circumstances surrounding the related Mortgaged Property that would, in the Special Servicer's judgement, materially affect the value of the related Mortgaged Property, and (iii) no new Required Appraisal is obtained or conducted, as applicable in accordance with
Section 3.09(a), within 60 days after such Mortgage Loan became a Required Appraisal Loan, then (x) until such new Required Appraisal is obtained or conducted, as applicable in accordance with Section 3.09(a), the Appraisal Reduction Amount shall equal 25% of the Stated Principal Balance of such Required Appraisal Loan, and (y) upon receipt or performance, as applicable in accordance with Section 3.09(a), of such Required Appraisal or update thereof by the Special Servicer, the Appraisal Reduction Amount for such Required Appraisal Loan shall be recalculated in accordance with the preceding sentence of this definition. For purposes of this definition, each Required Appraisal Loan that is part of a Cross-Collateralized Group shall be treated separately for the purposes of calculating any Appraisal Reduction Amount.

                  "Appraised Value" shall mean, with respect to each Mortgaged Property or REO Property, the appraised value thereof based upon the most recent appraisal or update thereof prepared by an Independent Appraiser that is contained in the related Servicing File or, in the case of a Mortgaged Property securing a Mortgage Loan with a Stated Principal Balance of less than $2,000,000, either (a) the most recent appraisal or update thereof that is contained in the related Servicing File or (b) the most recent "desktop" value estimate performed by the Special Servicer that is contained in the related Servicing File.

                  "ARD Loan" shall mean any Mortgage Loan (or successor REO
Loan) that provides that if the unamortized principal balance thereof is not repaid on its Anticipated Repayment Date, such Mortgage Loan (or successor REO
Loan) will accrue additional interest at the rate specified in the related Mortgage Note and the related Mortgagor is required to apply certain excess monthly cash flow generated by the related Mortgaged Property to the repayment of the outstanding principal balance on such Mortgage Loan.

                  "Assignment of Leases" shall mean, with respect to any Mortgaged Property, any assignment of leases, rents and profits or similar document or instrument executed by the Mortgagor in connection with the origination of the related Mortgage Loan.

                  "Assumed Monthly Payment" shall mean: (a) with respect to any Balloon Mortgage Loan delinquent in respect of its Balloon Payment, for each Due Date coinciding with or following its Stated Maturity Date as of which such Mortgage Loan remains outstanding and part of the Trust Fund (provided that such Mortgage Loan was not paid in full, and no other Liquidation Event occurred in respect thereof, before the end of the Collection Period in which the related Stated Maturity Date occurs), the scheduled monthly payment of principal and/or interest deemed to be due in respect of such Mortgage Loan on such Due Date equal to the amount that would have been due in respect thereof on such Due Date if such Mortgage Loan had been required to continue to accrue interest (other than Default Interest) in accordance with its terms, and to pay principal in accordance with the amortization schedule (if any) in effect immediately prior to, and without regard to the occurrence of, the related Stated Maturity Date; and (b) with respect to any REO Loan, for any Due Date as of which the related REO Property remains part of the Trust Fund, the scheduled monthly payment of principal and/or interest deemed to be due in respect thereof on such Due Date equal to the Monthly Payment (or, in the case of a Balloon Mortgage Loan described in clause (a) of this definition, the Assumed Monthly Payment) that was due (or deemed due) in respect of the related Mortgage Loan on the last Due Date prior to its becoming an REO Loan.

                  "ASTM" shall mean the American Society for Testing and Materials.

                  "Authenticating Agent" shall mean any authenticating agent appointed pursuant to Section 8.12 (or, in the absence of any such appointment, the Trustee).

                  "Available Distribution Amount" shall mean, with respect to any Distribution Date, an amount equal to: (a) the sum, without duplication, of
(i) the aggregate amount of all payments and other collections on or with respect to the Mortgage Loans and any REO Properties that (A) were received as of the close of business on the immediately preceding Determination Date and (B) are on deposit in the Collection Account as of 12:00 noon (New York City time) on such Distribution Date, (ii) the aggregate amount of any P&I Advances made by the Master Servicer, the Trustee and/or the Fiscal Agent for distribution on the Certificates on such Distribution Date pursuant to Section 4.03, (iii) the aggregate amount deposited by the Master Servicer in the Collection Account for such Distribution Date pursuant to Section 3.19(a) in connection with Prepayment Interest Shortfalls, (iv) to the extent not included in clause (a)(i) of this definition, the aggregate amount transferred from the Excess Liquidation Proceeds Account to the Collection Account pursuant to Section 3.05(d) in respect of such Distribution Date and (v) to the extent not included in the amount described in clause (a)(i) of this definition, if such Distribution Date occurs during March of 2001 or March of any year thereafter, the aggregate of the Interest Reserve Amounts transferred from the Interest Reserve Account to the Collection Account in respect of the Interest Reserve Loans for distribution on such Distribution Date; net of (b) the portion of the aggregate amount described in clause (a) of this definition that represents one or more of the following -- (i) collected Monthly Payments that are due on a Due Date following the end of the related Collection Period, (ii) any amounts payable or reimbursable to any Person from the Collection Account pursuant to clauses (ii),
(iv), (v) and/or (vi) of Section 3.05(b), (iv) Prepayment Premiums, Yield Maintenance Charges and/or Additional Interest, (iii) if such Distribution Date occurs during January of 2001 or January of any year thereafter that is not a leap year or during February of 2001 or February of any year thereafter, the Interest Reserve Amounts with respect to the Interest Reserve Loans to be withdrawn from the Collection Account and deposited into the Interest Reserve Account in respect of such Distribution Date and held for future distribution, all pursuant to Section 3.04(c), and (iv) any amounts deposited in the Collection Account in error.

                  "Balloon Mortgage Loan" shall mean any Mortgage Loan that by its original terms or by virtue of any modification entered into as of the Closing Date provides for an amortization schedule extending beyond its Stated Maturity Date and as to which, in accordance with such terms, the Scheduled Payment due on its Stated Maturity Date is significantly larger than the Scheduled Payment due on the Due Date next preceding its Stated Maturity Date.

                  "Balloon Payment" shall mean, with respect to any Balloon Mortgage Loan as of any date of determination, the payment, other than any regularly scheduled monthly payment, due with respect to such Mortgage Loan at maturity.

                  "Bid Allocation" shall mean, with respect to the Master Servicer or any Sub-Servicer and the proceeds of any bid pursuant to Section 7.01(c), the amount of such proceeds (net of any expenses incurred in connection with such bid and the transfer of servicing), multiplied by a fraction equal to
(a) the Servicer Fee Amount for the Master Servicer or such Sub-Servicer, as the case may be, as of such date of determination, over (b) the aggregate of the Servicer Fee Amounts for the Master Servicer and all of the Sub-Servicers as of such date of determination.

                  "Book-Entry Certificate" shall mean any Certificate registered in the name of the Depository or its nominee, including any Rule 144A/IAI Global Certificate in respect of a Class X, Class H or Class J Certificate and any Regulation S Permanent Global Certificate or Regulation S Temporary Global Certificate in respect of the Class H Certificates.

                  "Book-Entry Non-Registered Certificate" shall mean any Non-Registered Certificate that constitutes a Book-Entry Certificate.

                  "Book-Entry Subordinate Certificate" shall mean any Subordinate Certificate that constitutes a Book-Entry Certificate.

                  "Breach" shall have the meaning assigned thereto in Section 2.03(a).

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, or in any of the cities in which the Corporate Trust Office of the Trustee, the Primary Servicing Office of the Master Servicer or the Primary Servicing Office of the Special Servicer are located, are authorized or obligated by law or executive order to remain closed.

                  "CERCLA" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

                  "Certificate" shall mean any one of the LB-UBS Commercial Mortgage Trust 2000-C4, Commercial Mortgage Pass-Through Certificates, Series 2000-C4, as executed by the Certificate Registrar and authenticated and delivered hereunder by the Authenticating Agent.

                  "Certificate Factor" shall mean, with respect to any Class of Regular Interest Certificates, as of any date of determination, a fraction, expressed as a decimal carried to six places, the numerator of which is the then current Class Principal Balance or Class Notional Amount, as the case may be, of such Class of Regular Interest Certificates, and the denominator of which is the Original Class Principal Balance or Original Class Notional Amount, as the case may be, of such Class of Regular Interest Certificates.

                  "Certificate Notional Amount" shall mean, with respect to any Class X Certificate, as of any date of determination, the then notional amount of such Certificate equal to the product of (a) the then Certificate Factor for the Class X Certificates, multiplied by (b) the amount specified on the face of such Certificate as the initial Certificate Notional Amount thereof.

                  "Certificate Owner" shall mean, with respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

                  "Certificate Principal Balance" shall mean, with respect to any Principal Balance Certificate, as of any date of determination, the then outstanding principal balance of such Certificate equal to the product of (a) the then Certificate Factor for the Class of Principal Balance Certificates to which such Certificate belongs, multiplied by (b) the amount specified on the face of such Certificate as the initial Certificate Principal Balance thereof.

                  "Certificate Register" shall mean the register maintained pursuant to Section 5.02.

                  "Certificate Registrar" shall mean the registrar appointed pursuant to Section 5.02.

                  "Certificateholder" shall mean the Person in whose name a Certificate is registered in the Certificate Register, except that: (i) neither a Disqualified Organization nor a Disqualified Non-United States Tax Person shall be Holder of a Residual Interest Certificate for any purpose hereof; and
(ii) solely for the purposes of giving any consent, approval or waiver pursuant to this Agreement that relates to the rights and/or obligations of any of the Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent or the Trustee in its respective capacity as such, any Certificate registered in the name of the Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent or the Trustee, as the case may be, or any Certificate registered in the name of any of its Affiliates, shall be deemed not to be outstanding, and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent, approval or waiver that relates to it has been obtained. The Certificate Registrar shall be entitled to request and rely upon a certificate of the Depositor, the Master Servicer or the Special Servicer in determining whether a Certificate is registered in the name of an Affiliate of such Person. All references herein to "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and the Depository Participants, except as otherwise specified herein; provided, however, that the parties hereto shall be required to recognize as a "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

                  "Certificateholder Reports" shall mean, collectively, the Distribution Date Statement, the CMSA Loan Periodic Update File, the CMSA Property File, the CMSA Financial File, the Mortgage Pool Data Update Report, the Delinquent Loan Status Report, the Historical Liquidation Report, the Historical Loan Modification Report, the REO Status Report, the Servicer Watch List, the Loan Payoff Notification Report and the Comparative Financial Status Report.

                  "Class" shall mean, collectively, all of the Certificates bearing the same alphabetical and, if applicable, numerical class designation.

                  "Class A Certificates" shall mean the Class A-1 and Class A-2 Certificates.

                  "Class A-1 Certificate" shall mean any one of the Certificates with a "Class A-1" designation on the face thereof, substantially in the form of Exhibit A-1 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

                  "Class A-2 Certificate" shall mean any one of the Certificates with a "Class A-2" designation on the face thereof, substantially in the form of Exhibit A-1 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

                  "Class A Principal Distribution Cross-Over Date" shall mean the first Distribution Date as of the commencement of which (i) the Class A-1 and Class A-2 Certificates remain outstanding and

(ii) the aggregate of the Class Principal Balances of the Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N and Class P Certificates have been reduced to zero as a result of the allocation of Realized Losses and Additional Trust Fund Expenses pursuant to
Section 4.04(a).

                  "Class B Certificate" shall mean any one of the Certificates with a "Class B" designation on the face thereof, substantially in the form of Exhibit A-3 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

                  "Class C Certificate" shall mean any one of the Certificates with a "Class C" designation on the face thereof, substantially in the form of Exhibit A-3 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

                  "Class D Certificate" shall mean any one of the Certificates with a "Class D" designation on the face thereof, substantially in the form of Exhibit A-3 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

                  "Class E Certificate" shall mean any one of the Certificates with a "Class E" designation on the face thereof, substantially in the form of Exhibit A-3 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

                  "Class F Certificate" shall mean any one of the Certificates with a "Class F" designation on the face thereof, substantially in the form of Exhibit A-3 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

                  "Class G Certificate" shall mean any one of the Certificates with a "Class G" designation on the face thereof, substantially in the form of Exhibit A-3 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

                  "Class H Certificate" shall mean any of the Certificates with a "Class H" designation on the face thereof, substantially in the form of Exhibit A-4 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

                  "Class J Certificate" shall mean any one of the Certificates with a "Class J" designation on the face thereof, substantially in the form of Exhibit A-4 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

                  "Class K Certificate" shall mean any of the Certificates with a "Class K" designation on the face thereof, substantially in the form of Exhibit A-4 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

                  "Class L Certificate" shall mean any of the Certificates with a "Class L" designation on the face thereof, substantially in the form of Exhibit A-4 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

                  "Class M Certificate" shall mean any of the Certificates with a "Class M" designation on the face thereof, substantially in the form of Exhibit A-4 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

                  "Class N Certificate" shall mean any of the Certificates with a "Class N" designation on the face thereof, substantially in the form of Exhibit A-4 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

                  "Class P Certificate" shall mean any of the Certificates with a "Class P" designation on the face thereof, substantially in the form of Exhibit A-4 attached hereto, and evidencing (i) a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions and (ii) a pro rata undivided interest in the Grantor Trust.

                  "Class Notional Amount" shall mean, as of any date of determination, the then aggregate of the Component Notional Amounts of all the Components of the Class X Certificates.

                  "Class Principal Balance" shall mean the aggregate principal balance of any Class of Principal Balance Certificates outstanding as of any date of determination. As of the Closing Date, the Class Principal Balance of each such Class of Certificates shall equal the Original Class Principal Balance thereof. On each Distribution Date, the Class Principal Balance of each such Class of Certificates shall be permanently reduced by the amount of any distributions of principal made thereon on such Distribution Date pursuant to
Section 4.01 or 9.01, as applicable, and shall be further permanently reduced by the amount of any Realized Losses and Additional Trust Fund Expenses deemed allocated thereto on such Distribution Date pursuant to Section 4.04(a).

                  "Class R-I Certificate" shall mean any one of the Certificates with a "Class R-I" designation on the face thereof, substantially in the form of Exhibit A-5 attached hereto, and evidencing a portion of the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions.

                  "Class R-II Certificate" shall mean any one of the Certificates with a "Class R-II" designation on the face thereof, substantially in the form of Exhibit A-5 attached hereto, and evidencing a portion of the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions.

                  "Class R-III Certificate" shall mean any one of the Certificates with a "Class R-III" designation on the face thereof, substantially in the form of Exhibit A-5 attached hereto, and evidencing a portion of the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions.

                  "Class X Certificate" shall mean any one of the Certificates with a "Class X" designation on the face thereof, substantially in the form of Exhibit A-2 attached hereto, and evidencing a portion of each of the Components, each of which Components shall constitute a separate "regular interest" in REMIC III for purposes of the REMIC Provisions.

                  "Clearstream" shall mean Clearstream International.

                  "Closing Date" shall mean September 28, 2000.

                  "CMSA" shall mean the Commercial Mortgage Securities Association, or any association or organization that is a successor thereto.

                  "CMSA Financial File" shall mean the monthly report in the "CMSA Financial File" format substantially containing the information called for in such format for the Mortgaged Properties, which report shall be substantially in the form attached hereto as Exhibit N. The initial data for this report shall be provided by the Depositor.

                  "CMSA Loan Periodic Update File" shall mean the monthly report in the "CMSA Loan Periodic Update File" format substantially containing the information called for in such format for the Mortgage Loans, which report shall be substantially in the form attached hereto as Exhibit L. The initial data for this report shall be provided by the Depositor.

                  "CMSA Loan Set-Up File" shall mean the monthly report containing the information called for in the form attached hereto as Exhibit O, which report shall be in the form of such Exhibit O or such other form for the presentation of such information as may from time to time be recommended by the CMSA for commercial mortgage securities transactions generally.

                  "CMSA Property File" shall mean the monthly report in the "CMSA Property File" format substantially containing the information called for in such format for the Mortgaged Properties, which report shall be substantially in the form attached hereto as Exhibit M. The initial data for this report shall be provided by the Depositor.

                  "Code" shall mean the Internal Revenue Code of 1986 and regulations promulgated thereunder, including proposed regulations to the extent that, by reason of their proposed effective date, could, as of the date of any determination or opinion as to the tax consequences of any action or proposed action or transaction, be applied to the Certificates.

                  "Collection Account" shall mean the segregated account or accounts created and maintained by the Trustee pursuant to Section 3.04(b), which shall be entitled "LaSalle Bank National Association [OR NAME OF ANY SUCCESSOR TRUSTEE], as Trustee, in trust for the registered holders of LB-UBS Commercial Mortgage Trust 2000-C4, Commercial Mortgage Pass-Through Certificates, Series 2000-C4".

                  "Collection Period" shall mean, with respect to any Distribution Date or Master Servicer Remittance Date, the period commencing on the day immediately following the Determination Date in the calendar month preceding the month in which such Distribution Date or Master Servicer Remittance Date, as the case may be, occurs (or, in the case of each of the initial Distribution Date and the initial Master Servicer Remittance Date, commencing immediately following the Cut-off Date) and ending on and including the Determination Date in the calendar month in which such Distribution Date or Master Servicer Remittance Date, as the case may be, occurs.

                  "Commission" shall mean the Securities and Exchange Commission or any successor agency.

                  "Comparative Financial Status Report" shall mean a report substantially in the form of Exhibit P hereto, setting forth, among other things, (a) the occupancy and the Debt Service Coverage Ratio for the related Mortgaged Property as of the date of the latest financial information received (covering no less than the available twelve consecutive months trailing or, until financial information for the twelve months trailing is available, year to date) immediately preceding the preparation of such report, and (b) the revenue and net operating income or net cash flow for each of the following periods (to the extent such information is in the Master Servicer's or the Special Servicer's possession): (i) each of the two previous consecutive available fiscal years stated separately; and (ii) the "base year" (representing the original analysis of information used as of the Cut-off Date).

                  "Component" shall mean any of the following fifteen components of the Class X Certificates: Component X-A-1, Component X-A-2, Component X-B, Component X-C, Component X-

D, Component X-E, Component X-F, Component X-G, Component X-H, Component X-J, Component X-K, Component X-L, Component X-M, Component X-N and Component X-P, each constituting a separate "regular interest" in REMIC III for purposes of the REMIC Provisions. Such Components are collectively evidenced by the Class X Certificates.

                  "Component X-A-1" shall mean the component of the Class X Certificates that has a Component Notional Amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest A-1 outstanding from time to time.

                  "Component X-A-2" shall mean the component of the Class X Certificates that has a Component Notional Amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest A-2 outstanding from time to time.

                  "Component X-B" shall mean the component of the Class X Certificates that has a Component Notional Amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest B outstanding from time to time.

                  "Component X-C" shall mean the component of the Class X Certificates that has a Component Notional Amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest C outstanding from time to time.

                  "Component X-D" shall mean the component of the Class X Certificates that has a Component Notional Amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest D outstanding from time to time.

                  "Component X-E" shall mean the component of the Class X Certificates that has a Component Notional Amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest E outstanding from time to time.

                  "Component X-F" shall mean the component of the Class X Certificates that has a Component Notional Amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest F outstanding from time to time.

                  "Component X-G" shall mean the component of the Class X Certificates that has a Component Notional Amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest G outstanding from time to time.

                  "Component X-H" shall mean the component of the Class X Certificates that has a Component Notional Amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest H outstanding from time to time.

                  "Component X-J" shall mean the component of the Class X Certificates that has a Component Notional Amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest J outstanding from time to time.

                  "Component X-K" shall mean the component of the Class X Certificates that has a Component Notional Amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest K outstanding from time to time.

                  "Component X-L" shall mean the component of the Class X Certificates that has a Component Notional Amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest L outstanding from time to time.

                  "Component X-M" shall mean the component of the Class X Certificates that has a Component Notional Amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest M outstanding from time to time.

                  "Component X-N" shall mean the component of the Class X Certificates that has a Component Notional Amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest N outstanding from time to time.

                  "Component X-P" shall mean the component of the Class X Certificates that has a Component Notional Amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest P outstanding from time to time.

                  "Component Notional Amount" shall mean the notional amount on which any Component of the Class X Certificates accrues interest, which, as of any date of determination, is equal to the then current Uncertificated Principal Balance of such Component's Corresponding REMIC II Regular Interest.

                  "Controlling Class" shall mean, as of any date of determination, the outstanding Class of Principal Balance Certificates that (a) bears the latest alphabetical Class designation and (b) has a Class Principal Balance which is greater than 25% of the Original Class Principal Balance of such Class; provided that if no Class of Principal Balance Certificates has as of such date of determination a Class Principal Balance greater than 25% of its Original Class Principal Balance, then the Controlling Class shall be the then outstanding Class of Principal Balance Certificates bearing the latest alphabetical Class designation that has a Certificate Principal Balance greater than zero; and provided, further, that, for purposes of determining the Controlling Class, the Class A-1 and Class A-2 Certificates shall be deemed a single Class of Certificates.

                  "Controlling Class Certificateholder" shall mean any Holder of a Certificate of the Controlling Class.

                  "Controlling Class Representative" shall have the meaning assigned thereto in Section 6.09.

                  "Corporate Trust Office" shall mean the principal corporate trust office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60603, Attention: Asset Backed Securities Trust Services Group - LB-UBS Commercial Mortgage Trust 2000-C4.

                  "Corrected Loan" shall mean any Mortgage Loan that had been a Specially Serviced Mortgage Loan but has ceased to be such in accordance with the definition of "Specially Serviced Mortgage Loan" (other than by reason of a Liquidation Event occurring in respect of such Mortgage Loan or the related Mortgaged Property's becoming an REO Property).

                  "Corresponding REMIC II Regular Interest" shall mean: (a) with respect to any Class of Principal Balance Certificates, the REMIC II Regular Interest that has an alphabetical and, if applicable, numerical designation that is the same as the alphabetical and, if applicable, numerical Class designation for such Class of Principal Balance Certificates; and (b) with respect to any Component of the Class X Certificates, the REMIC II Regular Interest that has an alphabetical and, if applicable, numerical designation that, when preceded by "X-", is the same as the alphabetical and, if applicable, numerical designation for such Component of the Class X Certificates.

                  "Credit Tenant" shall mean a tenant under a Credit Tenant
Lease.

                  "Credit Tenant Lease" shall mean, with respect to each CTL Loan, the lease agreement between the related Mortgagor as lessor and the related Credit Tenant as lessee of the related Mortgaged Property, which lease covers all or substantially all of such Mortgaged Property.

                  "Cross-Collateralized Group" shall mean any group of Mortgage Loans that is cross-defaulted and cross-collateralized with each other.

                  "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan that is cross-defaulted and cross-collateralized with any other Mortgage Loan.

                  "CTL Loan" shall mean a Mortgage Loan that is secured by a Mortgaged Property that is the subject of a Credit Tenant Lease, and which is identified as a "Credit Lease Loan" on the Mortgage Loan Schedule.

                  "Custodial Account" shall mean the segregated account or accounts created and maintained by the Master Servicer pursuant to Section 3.04(a) on behalf of the Trustee in trust for the Certificateholders, which shall be entitled "ORIX Real Estate Capital Markets LLC [OR THE NAME OF ANY SUCCESSOR MASTER SERVICER], as Master Servicer, on behalf of LaSalle Bank National Association [OR THE NAME OF ANY SUCCESSOR TRUSTEE], as Trustee, in trust for the registered holders of LB-UBS Commercial Mortgage Trust 2000-C4, Commercial Mortgage Pass-Through Certificates, Series 2000-C4, Custodial Account".

                  "Custodian" shall mean a Person who is at any time appointed by the Trustee pursuant to Section 8.11 as a document custodian for the Mortgage Files, which Person shall not be the Depositor, a Mortgage Loan Seller or an Affiliate of the Depositor or a Mortgage Loan Seller. If no such custodian has been appointed, or if such custodian has been so appointed but the Trustee shall have terminated such appointment, then the Trustee shall be the Custodian.

                  "Cut-off Date" shall mean September 11, 2000.

                  "Cut-off Date Balance" shall mean, with respect to any Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of the Cut-off Date, net of all unpaid payments of principal due in respect thereof on or before such date.

                  "Debt Service Coverage Ratio" shall have the meaning assigned thereto in, and be determined in accordance with, the provisions of Exhibit E attached hereto.

                  "Default Charges" shall mean Default Interest and/or late payment charges that are paid or payable, as the context may require, in respect of any Mortgage Loan or REO Loan.

                  "Default Interest" shall mean, with respect to any Mortgage Loan (or any successor REO Loan), any amounts collected thereon, other than late payment charges, Prepayment Premiums or Yield Maintenance Charges, that represent penalty interest (arising out of a default) in excess of: (i) interest accrued on the principal balance of such Mortgage Loan (or successor REO Loan), at the related Mortgage Rate (net of any applicable Additional Interest Rate); and (ii) in the case of an ARD Loan after the related Anticipated Repayment Date, any Additional Interest.

                  "Defaulted Mortgage Loan" shall mean a Specially Serviced Mortgage Loan (i) that is delinquent in an amount equal to at least two Monthly Payments (not including the Balloon Payment) or is delinquent thirty days or more in respect of its Balloon Payment, in either case such delinquency to be determined without giving effect to any grace period permitted by the related Mortgage or Mortgage Note and without regard to any acceleration of payments under the related Mortgage and Mortgage Note, or (ii) as to which the Master Servicer or the Special Servicer has, by written notice to the related Mortgagor, accelerated the maturity of the indebtedness evidenced by the related Mortgage Note.

                  "Defaulting Party" shall have the meaning assigned thereto in
Section 7.01(b).

                  "Defeasance Collateral" shall mean, with respect to any Defeasance Loan, the United States Treasury obligations required or permitted to be pledged in lieu of prepayment pursuant to the terms thereof in order to obtain a release of the related Mortgaged Property.

                  "Defeasance Deposit Account" shall have the meaning assigned thereto in Section 3.04(a).

                  "Defeasance Loan" shall mean any Mortgage Loan which requires the related Mortgagor (or permits the holder of such loan to require the related Mortgagor) to pledge Defeasance Collateral to the holder of such loan in lieu of prepayment.

                  "Definitive Certificate" shall have the meaning assigned thereto in Section 5.03(a).

                  "Definitive Non-Registered Certificate" shall mean any Non-Registered Certificate that has been issued as a Definitive Certificate.

                  "Definitive Subordinate Certificate" shall mean any Subordinate Certificate that has been issued as a Definitive Certificate.

                  "Delinquent Loan Status Report" shall mean a report containing substantially the information described in Exhibit S attached hereto and including, among other things, each Mortgage Loan which, as of the close of business on the Determination Date for the related Distribution Date, was (1) delinquent 30-59 days, (2) delinquent 60-89 days, (3) delinquent 90 days or more, (4) current but specially serviced or (5) in foreclosure but not yet REO Property, and which report shall include such additional commentary in respect of each such Mortgage Loan, such as whether the related Mortgagor has filed for bankruptcy or similar protection, as set forth on Exhibit S attached hereto.

                  "Depositor" shall mean SASCO.

                  "Depository" shall mean The Depository Trust Company or any successor Depository hereafter named as contemplated by Section 5.03(c). The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates, is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act.

                  "Depository Participant" shall mean a broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  "Determination Date" shall mean the 11th calendar day of each month (or, if such 11th day is not a Business Day, the Business Day immediately following), commencing in October 2000.

                  "Directly Operate" shall mean, with respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale or lease, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by REMIC I other than through an Independent Contractor; provided, however, that the Trustee (or the Special Servicer or any Sub-Servicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Special Servicer or any Sub-Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

                  "Discount Rate" shall mean, with respect to any prepaid Mortgage Loan or REO Loan, for purposes of allocating any Prepayment Premium or Yield Maintenance Charge received thereon or with respect thereto among the respective Classes of the Principal Balance Certificates (other than any Excluded Class thereof), a rate equal to the yield (when compounded monthly) on the U.S. Treasury issue (primary issue) with a maturity date closest to the maturity date for such prepaid Mortgage Loan or REO Loan, as published in Federal Reserve Statistical Release H.15 (519) published by the Federal Reserve Board; provided that if there are two such U.S. Treasury issues (a) with the same coupon, the issue with the lower yield shall apply, and (b) with maturity dates equally close to the maturity date for such prepaid Mortgage Loan or REO Loan, the issue with the earliest maturity date shall apply.

                  "Disqualified Non-United States Tax Person" shall mean, with respect to any Residual Interest Certificate, any Non-United States Tax Person or agent thereof other than: (1) a Non-United States Tax Person that (a) holds such Residual Interest Certificate and, for purposes of Treasury regulation
Section 1.860G-3(a)(3), is subject to tax under Section 882 of the Code, (b) certifies that it understands that, for purposes of Treasury regulation Section 1.860E-1(c)(4)(ii), as a holder of such Residual Interest Certificate for United States federal income tax purposes, it may incur tax liabilities in excess of any cash flows generated by such Residual Interest Certificate and intends to pay taxes associated with holding such Residual Interest Certificate, and (c) has furnished the Transferor and the Trustee with an effective IRS Form 4224, Form W-8ECI or successor form and has agreed to update such form as required under the applicable Treasury regulations; or (2) a Non-United States Tax Person that has delivered to the Transferor, the Trustee and the Certificate Registrar an opinion of nationally recognized tax counsel to the effect that (x) the Transfer of such Residual Interest Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and (y) such Transfer of such Residual Interest Certificate will not be disregarded for United States federal income tax purposes.

                  "Disqualified Organization" shall mean any of the following:
(i) the United States or a possession thereof, any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for FHLMC, a majority of its board of directors is not selected by any such governmental unit); (ii) a foreign government, international organization, or any agency or instrumentality of either of the foregoing; (iii) any organization (except certain farmers' cooperatives described in Section 521 of the Code) that is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income); (iv) rural electric and telephone cooperatives described in Section 1381 of the Code; or (v) any other Person so designated by the Trustee or the Tax Administrator based upon an Opinion of Counsel that the holding of an Ownership Interest in a Residual Interest Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates, other than such Person, to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Interest Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

                  "Distributable Certificate Interest" shall mean, with respect to any Class of Regular Interest Certificates for any Distribution Date, an amount of interest equal to the amount of Accrued Certificate Interest in respect of such Class of Certificates for the related Interest Accrual Period, reduced (to not less than zero) by the product of (i) the Net Aggregate Prepayment Interest Shortfall for such Distribution Date, multiplied by (ii) a fraction, the numerator of which is the amount of Accrued Certificate Interest in respect of such Class of Certificates for the related Interest Accrual Period, and the denominator of which is the aggregate amount of Accrued Certificate Interest in respect of all the Classes of Regular Interest Certificates for the related Interest Accrual Period.

                  "Distributable Component Interest" shall mean, with respect to any Component of the Class X Certificates for any Distribution Date, an amount of interest equal to the amount of Accrued Component Interest in respect of such Component for the related Interest Accrual Period, reduced (to not less than zero) by the product of (i) the Net Aggregate Prepayment Interest Shortfall for such Distribution Date, multiplied by (ii) a fraction, the numerator of which is the amount of any Accrued Component Interest in respect of such Component for the related Interest Accrual Period, and the denominator of which is the amount of the Accrued Certificate Interest in respect of all the Classes of Regular Interest Certificates for the related Interest Accrual Period.

                  "Distribution Date" shall mean the date each month, commencing in October 2000, on which, among other things, the Trustee is to make distributions on the Certificates, which date shall be the fourth Business Day following the Determination Date in such calendar month.

                  "Distribution Date Statement" shall have the meaning assigned thereto in Section 4.02(a).

                  "Document Defect" shall have the meaning assigned thereto in
Section 2.03(a).

                  "Due Date" shall mean: (i) with respect to any Mortgage Loan on or prior to its Stated Maturity Date, the day of the month set forth in the related Mortgage Note on which each Monthly Payment on such Mortgage Loan is scheduled to be first due; (ii) with respect to any Mortgage Loan after its Stated Maturity Date, the day of the month set forth in the related Mortgage Note on which each Monthly Payment on such Mortgage Loan had been scheduled to be first due; and (iii) with respect to any REO Loan, the day of the month set forth in the related Mortgage Note on which each Monthly Payment on the related Mortgage Loan had been scheduled to be first due.

                  "EDGAR" shall mean the Commission's Electronic Data Gathering, Analysis and Retrieval system.

                  "Eligible Account" shall mean any of: (i) an account maintained with a federal or state chartered depository institution or trust company, the long-term deposit or unsecured debt obligations of which are rated "Aa3" by Moody's (if then rated by Moody's, and if not then rated by Moody's, then an equivalent rating by at least one nationally recognized statistical rating agency besides S&P) and "AA-" by S&P (or, in the case of either Rating Agency, such lower rating as will not result in an Adverse Rating Event, as evidenced in writing by such Rating Agency) at any time such funds are on deposit therein (if such funds are to be held for more than 30 days), or the short-term deposits of which are rated "P-1" by Moody's (if then rated by Moody's, and if not then rated by Moody's, then an equivalent rating by at least one nationally recognized statistical rating agency besides S&P) and "A-1" by S&P (or, in the case of either Rating Agency, such lower rating as will not result in an Adverse Rating Event, as evidenced in writing by such Rating Agency) at any time such funds are on deposit therein (if such funds are to be held for 30 days or less); or (ii) a segregated trust account maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity, which has a combined capital and surplus of at least $50,000,000, is subject to supervision or examination by federal or state authority and, in the case of a state chartered depository institution or trust company, is subject to regulations regarding fiduciary funds on deposit therein substantially similar to 12 CFR " 9.10(b); or (iii) any other account, the use of which would not, in and of itself, cause an Adverse Rating Event, as confirmed in writing by each Rating Agency.

                  "Environmental Assessment" shall mean a "Phase I assessment" as described in and meeting the criteria of Chapter 5 of the Fannie Mae Multifamily Guide and the ASTM Standard for Environmental Site Assessments, each as amended from time to time.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                  "Escrow Payment" shall mean any payment received by the Master Servicer or the Special Servicer for the account of any Mortgagor for application toward the payment of real estate taxes, assessments, insurance premiums, ground rents (if applicable) and other items for which an escrow has been created in respect of the related Mortgaged Property.

                  "Euroclear" shall mean The Euroclear System.

                  "Event of Default" shall have the meaning assigned thereto in
Section 7.01(a).

                  "Excess Liquidation Proceeds" shall mean the excess, if any, of (a) the Net Liquidation Proceeds from the sale or liquidation of a Specially Serviced Mortgage Loan or REO Property, net of (i) interest on any related Advances and (ii) any related Servicing Advances, over (b) the amount needed to pay off the Mortgage Loan or related REO Loan in full.

                  "Excess Liquidation Proceeds Account" shall mean the segregated account created and maintained by the Trustee pursuant to Section 3.04(d) in trust for the Certificateholders, which shall be entitled "LaSalle Bank National Association [OR THE NAME OF ANY SUCCESSOR TRUSTEE], as Trustee, in trust for the registered holders of LB-UBS Commercial Mortgage Trust 2000-C4, Commercial Mortgage Pass-Through Certificates, Series 2000-C4".

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Excluded Classes" shall mean, collectively, the Class J Certificates, the Class K Certificates, the Class L Certificates, the Class M Certificates, the Class N Certificates and the Class P Certificates.

                  "Exemption-Favored Party": Any of (i) Lehman Brothers, UBS Warburg LLC or Deutsche Bank Securities Inc., (ii) any Person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with Lehman Brothers, UBS Warburg LLC or Deutsche Bank Securities Inc. and (iii) any member of an underwriting syndicate or selling group of which any Person described in clauses (i) and (ii) is a manager or co-manager with respect to a Class of Certificates.

                  "Fannie Mae" shall mean the Federal National Mortgage Association or any successor.

                  "FDIC" shall mean the Federal Deposit Insurance Corporation or any successor.

                  "FHLMC" shall mean the Federal Home Loan Mortgage Corporation or any successor.

                  "Final Distribution Date" shall mean the Distribution Date on which the final distribution is to be made with respect to the Certificates in connection with a termination of the Trust Fund pursuant to Article IX.

                  "Final Recovery Determination" shall mean a determination by the Special Servicer with respect to any Mortgage Loan or REO Property (other than a Mortgage Loan that was paid in full and other than a Mortgage Loan or REO Property, as the case may be, that was purchased by the Depositor pursuant to
Section 2.03(a), by UBSPF pursuant to the UBS/Depositor Mortgage Loan Purchase Agreement, by a Controlling Class Certificateholder pursuant to Section 3.18(b), by the Master Servicer or the Special Servicer pursuant to Section 3.18(c) or by the Depositor, the Master Servicer, the Special Servicer, Lehman Brothers or a Controlling Class Certificateholder pursuant to Section 9.01) that there has been a recovery of all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries that the Special Servicer has determined, in accordance with the Servicing Standard, will be ultimately recoverable.

                  "Fiscal Agent" shall mean ABN AMRO, in its capacity as fiscal agent hereunder, or any successor fiscal agent appointed as herein provided.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America.

                  "Global Opinion" shall have the meaning assigned thereto in
Section 11.12.

                  "Grantor Trust" shall mean that certain "grantor trust" (within the meaning of the Grantor Trust Provisions) consisting of the Grantor Trust Assets.

                  "Grantor Trust Assets" shall mean any Additional Interest collected with respect to an ARD Loan after its Anticipated Repayment Date.

                  "Grantor Trust Provisions" shall mean Subpart E of Subchapter J of the Code.

                  "Ground Lease" shall mean, with respect to any Mortgage Loan for which the related Mortgagor has a leasehold interest in the related Mortgaged Property, the lease agreement creating such leasehold interest.

                  "Hazardous Materials" shall mean any dangerous, toxic or hazardous pollutants, chemicals, wastes, or substances, including those so identified pursuant to CERCLA or any other federal, state or local environmental related laws and regulations now existing or hereafter enacted, and specifically including asbestos and asbestos-containing materials, polychlorinated biphenyls ("PCBs"), radon gas, petroleum and petroleum products and urea formaldehyde.

                  "Historical Liquidation Report" shall mean a report setting forth, among other things, as of the close of business on the Determination Date immediately preceding the preparation of such report, (i) the aggregate amount of Net Liquidation Proceeds received during the Collection Period ending on such Determination Date and historically, and (ii) the amount of Realized Losses occurring during the Collection Period ending on such Determination Date and historically, set forth on a Mortgage Loan-by-Mortgage Loan and REO Loan-by-REO Loan basis, which report shall be substantially in the form of, and include such additional information in respect of each Mortgage Loan and REO Loan as to which a Final Recovery Determination has been made as set forth on, Exhibit U attached hereto.

                  "Historical Loan Modification Report" shall mean a report setting forth, among other things, those Mortgage Loans which, as of the close of business on the Determination Date immediately preceding the preparation of such report, have been modified pursuant to this Agreement (i) during the Collection Period ending on such Determination Date and (ii) since the Cut-off Date, with a description of the original and the revised terms thereof, which report shall be substantially in the form of, and include such additional information in respect of each such Mortgage Loan as set forth on, Exhibit T attached hereto.

                  "Holder" shall mean a Certificateholder.

                  "HUD-Approved Servicer" shall mean a servicer that is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203, 207 and 211 of the National Housing Act.

                  "Independent" shall mean, when used with respect to any specified Person, any such Person who (i) is in fact independent of the Depositor, each Mortgage Loan Seller, the Master Servicer, the Special Servicer, any Controlling Class Certificateholder and any and all Affiliates thereof, (ii) does not have any direct financial interest in or any material indirect financial interest in any of the Depositor, either Mortgage Loan Seller, the Master Servicer, the Special Servicer, any Controlling Class Certificateholder or any Affiliate thereof, and (iii) is not connected with the Depositor, either Mortgage Loan Seller, the Master Servicer, the Special Servicer, any Controlling Class Certificateholder or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, a Mortgage Loan Seller, the Master Servicer, the Special Servicer, a Controlling Class Certificateholder or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor, such Mortgage Loan Seller, the Master Servicer, the Special Servicer, such Controlling Class Certificateholder or any Affiliate thereof, as the case may be.

                  "Independent Appraiser" shall mean an Independent professional real estate appraiser who (i) is a member in good standing of the Appraisal Institute, (ii) if the state in which the subject Mortgaged Property is located certifies or licenses appraisers, is certified or licensed in such state, and
(iii) has a minimum of five years experience in the subject property type and market.

                  "Independent Contractor" shall mean: (a) any Person that would be an "independent contractor" with respect to REMIC I within the meaning of
Section 856(d)(3) of the Code if REMIC I were a real estate investment trust (except that the ownership test set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35 percent or more of any Class of Certificates, or such other interest in any Class of Certificates as is set forth in an Opinion of Counsel, which shall be at no expense to the Master Servicer, the Special Servicer, the Trustee or the Trust Fund, delivered to the Trustee), provided that (i) REMIC I does not receive or derive any income from such Person and (ii) the relationship between such Person and REMIC I is at arm's length, all within the meaning of Treasury regulations Section 1.856-4(b)(5); or (b) any other Person upon receipt by the Trustee of an Opinion of Counsel, which shall be at no expense to the Master Servicer, the Special Servicer, the Trustee or the Trust Fund, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor, will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property, due to such Person's failure to be treated as an Independent Contractor.

                  "Initial Resolution Period" shall have the meaning assigned thereto in Section 2.03(a).

                  "Institutional Accredited Investor" shall mean an "accredited investor" as defined in any of paragraphs (1), (2), (3) and (7) of Rule 501(a) under the Securities Act or any entity in which all of the equity owners come within such paragraphs.

                  "Insurance Policy" shall mean, with respect to any Mortgage Loan, any hazard insurance policy, flood insurance policy, title policy or other insurance policy that is maintained from time to time in respect of such Mortgage Loan or the related Mortgaged Property.

                  "Insurance Proceeds" shall mean the proceeds paid under any Insurance Policy, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property, released to the Mortgagor, or any tenants or ground lessors, as the case may be, pursuant to the terms of the related Mortgage or lease, in accordance with the Servicing Standard.

                  "Insured Event" shall have the meaning assigned thereto in
Section 3.24.

                  "Interest Accrual Basis" shall mean the basis on which interest accrues in respect of any Mortgage Loan, any REMIC I Regular Interest, any REMIC II Regular Interest, any Class of Regular Interest Certificates or any particular Component of the Class X Certificates, in each case consisting of one of the following: (i) a 360-day year consisting of twelve 30-day months; (ii) actual number of days elapsed in a 360-day year; (iii) actual number of days elapsed in a 365-day year; or (iv) actual number of days elapsed in an actual calendar year (taking account of leap year).

                  "Interest Accrual Period" shall mean, with respect to any REMIC I Regular Interest, any REMIC II Regular Interest, any Class of Regular Interest Certificates or any particular Component of the Class X Certificates, for any Distribution Date, the period commencing on the 11th calendar day of the month immediately preceding the month in which such Distribution Date occurs and ending on the 10th calendar day of the month in which such Distribution Date occurs.

                  "Interested Person" shall mean the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, any Certificateholder, or any Affiliate of any such Person.

                  "Interest Reserve Account" shall mean the segregated account created and maintained by the Trustee pursuant to Section 3.04(c) in trust for Certificateholders, which shall be entitled "LaSalle Bank National Association [OR THE NAME OF ANY SUCCESSOR TRUSTEE], as Trustee, in trust for the registered holders of LB-UBS Commercial Mortgage Trust 2000-C4, Commercial Mortgage Pass-Through Certificates, Series 2000-C4".

                  "Interest Reserve Amount" shall mean, with respect to any Interest Reserve Loan, for any Distribution Date that occurs during February of 2001 or February of any year thereafter or during January of 2001 or January of any year thereafter that is not a leap year, an amount equal to one day's interest accrued at the related Mortgage Rate (net of the related Additional Interest Rate in the case of an ARD Loan after the related Anticipated Repayment
Date) on the related Stated Principal Balance as of the Due Date in the month in which such Distribution Date occurs (but prior to the application of any amounts due on such Due Date), to the extent that a Monthly Payment is received in respect thereof for such Due Date as of the related Determination Date or a P&I Advance is made in respect thereof for such Due Date on the related P&I Advance Date.

                  "Interest Reserve Loan" shall mean any Mortgage Loan (or successor REO Loan) that accrues interest on an Actual/360 Basis.

                  "Investment Account" shall have the meaning assigned thereto in Section 3.06(a).

                  "IRS" shall mean the Internal Revenue Service or any successor agency.

                  "LaSalle" shall mean LaSalle Bank National Association or its successor in interest.

                  "Late Collections" shall mean: (a) with respect to any Mortgage Loan, all amounts received thereon during any Collection Period, whether as payments, Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late collections of the principal and/or interest portions of a Monthly Payment (other than a Balloon Payment) or an Assumed Monthly Payment in respect of such Mortgage Loan due or deemed due on a Due Date in a previous Collection Period, or on a Due Date coinciding with or preceding the Cut-off Date, and not previously recovered; and (b) with respect to any REO Loan, all amounts received in connection with the related REO Property during any Collection Period, whether as Insurance Proceeds, Liquidation Proceeds, REO Revenues or otherwise, which represent late collections of the principal and/or interest portions of a Monthly Payment (other than a Balloon Payment) or an Assumed Monthly Payment in respect of the predecessor Mortgage Loan, or the principal and/or interest portions of an Assumed Monthly Payment in respect of such REO Loan, due or deemed due on a Due Date in a previous Collection Period and not previously recovered.

                  "LBHI" shall mean Lehman Brothers Holdings Inc., doing business as Lehman Capital, a Division of Lehman Brothers Holdings Inc., or its successor in interest.

                  "LBHI/Depositor Mortgage Loan Purchase Agreement" shall mean that certain Mortgage Loan Purchase Agreement dated as of September 21, 2000, between LBHI and the Depositor.

                  "LBHI Mortgage Loan" shall mean any Mortgage Loan transferred by LBHI to the Depositor, pursuant to the LBHI/Depositor Mortgage Loan Purchase Agreement.

                  "Lease Enhancement Policy" shall mean an insurance policy that provides, subject to customary exclusions, that in the event of a permitted termination or abatement of a Credit Tenant Lease by the related Credit Tenant as a result of a casualty or condemnation, the insurer under such policy will be required to make a specified insurance payment.

                  "Legal Final Distribution Date" shall mean, with respect to any REMIC I Regular Interest, any REMIC II Regular Interest, any Class of Regular Interest Certificates or any particular Component of the Class X Certificates, the "latest possible maturity date" thereof, calculated solely for purposes of satisfying Treasury regulation section 1.860G-1(a)(4)(iii).

                  "Lehman Brothers" shall mean Lehman Brothers Inc. or its successor in interest.

                  "Liquidation Event" shall mean: (a) with respect to any Mortgage Loan, any of the following events -- (i) such Mortgage Loan is paid in full, (ii) a Final Recovery Determination is made with respect to such Mortgage Loan, (iii) such Mortgage Loan is repurchased by the Depositor pursuant to
Section 2.03(a) or by UBSPF pursuant to the UBS/Depositor Mortgage Loan Purchase Agreement, or (iv) such Mortgage Loan is purchased by a Controlling Class Certificateholder pursuant to Section 3.18(b), by the Master Servicer or the Special Servicer pursuant to Section 3.18(c), or by the Depositor, the Master Servicer, the Special Servicer, Lehman Brothers or a Controlling Class Certificateholder pursuant to Section 9.01; and (b) with respect to any REO Property (and the related REO Loan), any of the following events -- (i) a Final Recovery Determination is made with respect to such REO Property, or (ii) such REO Property is purchased by the Depositor, the Master Servicer, the Special Servicer, Lehman Brothers or a Controlling Class Certificateholder pursuant to
Section 9.01.

                  "Liquidation Expenses" shall mean all customary, reasonable and necessary "out-of-pocket" costs and expenses due and owing (but not otherwise covered by Servicing Advances) in connection with the liquidation of any Specially Serviced Mortgage Loan or REO Property pursuant to Sections 3.09 or 3.18 (including legal fees and expenses, committee or referee fees and, if applicable, brokerage commissions and conveyance taxes).

                  "Liquidation Fee" shall mean, with respect to each Specially Serviced Mortgage Loan or REO Property (other than any Specially Serviced Mortgage Loan or REO Property that is (i) repurchased by the Depositor pursuant to Section 2.03(a) or UBSPF pursuant to the UBS/Depositor Mortgage Loan Purchase Agreement, (ii) purchased by a Controlling Class Certificateholder pursuant to
Section 3.18(b), (iii) purchased by the Master Servicer or the Special Servicer pursuant to Section 3.18(c), or (iv) purchased by the Depositor, the Master Servicer, the Special Servicer, Lehman Brothers or a Controlling Class Certificateholder pursuant to Section 9.01), the fee designated as such and payable to the Special Servicer pursuant to Section 3.11(c).

                  "Liquidation Fee Rate shall mean, with respect to each Specially Serviced Mortgage Loan or REO Property as to which a Liquidation Fee is payable, 1.0%.

                  "Liquidation Proceeds" shall mean all cash amounts (other than Insurance Proceeds and REO Revenues) received by the Master Servicer or the Special Servicer in connection with: (i) the taking of all or a part of a Mortgaged Property or REO Property by exercise of the power of eminent domain or condemnation, subject, however, to the rights of any tenants and ground lessors, as the case may be, and the terms of the related Mortgage; (ii) the full or partial liquidation of a Mortgaged Property or other collateral constituting security for a defaulted Mortgage Loan, through trustee's sale, foreclosure sale, REO Disposition or otherwise, exclusive of any portion thereof required to be released to the related Mortgagor in accordance with applicable law and the terms and conditions of the related Mortgage Note and Mortgage; (iii) the realization upon any deficiency judgment obtained against a Mortgagor; (iv) the purchase of a Defaulted Mortgage Loan by a Controlling Class Certificateholder pursuant to Section 3.18(b) or by the Master Servicer or the Special Servicer pursuant to Section 3.18(c) or any other sale thereof pursuant to Section 3.18(d); (v) the repurchase of a Mortgage Loan by the Depositor pursuant to
Section 2.03(a) or by UBSPF pursuant to the UBS/Depositor Mortgage Loan Purchase Agreement; or (vi) the purchase of a Mortgage Loan or REO Property by the Depositor, the Master Servicer, the Special Servicer, Lehman Brothers or a Controlling Class Certificateholder pursuant to Section 9.01. Except for purposes of Section 3.11(c), "Liquidation Proceeds" shall include any amounts transferred from the Special Reserve Account to the Custodial Account pursuant to Section 2.03(e).

                  "Loan Payoff Notification Report" shall mean a report containing substantially the information described in Exhibit X attached hereto, and setting forth for each Mortgage Loan as to which written notice of anticipated payoff has been received as of the Determination Date preceding the delivery of such report, among other things, the control/identification number, the property name, the ending scheduled loan balance for the Collection Period ending on such Determination Date, the expected date of payment, the expected related Distribution Date and the estimated amount of the Yield Maintenance Charge or Prepayment Premium due.

                  "Lockout Period" shall mean, with respect to any Mortgage Loan that prohibits the Mortgagor from prepaying such loan until a date specified in the related Mortgage Note or other loan document, the period from the Closing Date until such specified date.

                  "Maintenance Right" shall mean, with respect to any Credit Tenant Lease, any termination and abatement rights of the related Credit Tenant arising from a Mortgagor's default under such Credit Tenant Lease in performing obligations such as required maintenance, repairs and replacements for the related Mortgaged Property.

                  "Master Servicer" shall mean ORIX, in its capacity as master servicer hereunder, or any successor master servicer appointed as herein provided.

                  "Master Servicer Remittance Amount" shall mean, with respect to any Master Servicer Remittance Date, an amount equal to: (a) the aggregate amount of all payments and other collections on or with respect to the Mortgage Loans and any REO Properties that (A) were received as of the close of business on the immediately preceding Determination Date and (B) are on deposit or are required to be on deposit in the Custodial Account as of 12:00 noon (New York City time) on such Master Servicer Remittance Date, including any such payments and other collections transferred to the Custodial Account from the REO Account (if established); net of (b) the portion of the aggregate amount described in clause (a) of this definition that represents one or more of the following" (i) collected Monthly Payments that are due on a Due Date following the end of the related Collection Period, (ii) any amount payable or reimbursable to any Person from the Custodial Account pursuant to clauses (ii) through (xvi) of Section 3.05(a), (iii) any Excess Liquidation Proceeds and (iv) any amounts deposited in the Custodial Account in error.

                  "Master Servicer Remittance Date" shall mean the date each month, commencing in October 2000, on which, among other things, the Master Servicer is to transfer the Master Servicer Remittance Amount and any Excess Liquidation Proceeds to the Trustee, which date shall be the Business Day immediately preceding each Distribution Date.

                  "Master Servicing Fee" shall mean, with respect to each Mortgage Loan and REO Loan, the fee payable to the Master Servicer pursuant to
Section 3.11(a).

                  "Master Servicing Fee Rate" shall mean, with respect to each Mortgage Loan (or successor REO Loan), the rate per annum designated as the "Master Servicing Fee Rate" with respect to such Mortgage Loan on the Mortgage Loan Schedule.

                  "Material Breach" shall have the meaning assigned thereto in
Section 2.03(a).

                  "Material Document Defect" shall have the meaning assigned thereto in Section 2.03(a).

                  "Modified Mortgage Loan" shall mean any Mortgage Loan as to which any Servicing Transfer Event has occurred and which has been modified by the Special Servicer pursuant to Section 3.20 in a manner that:

                  (a) affects the amount or timing of any payment of principal or interest due thereon (other than, or in addition to, bringing Monthly Payments current with respect to such Mortgage Loan);

                  (b) except as expressly contemplated by the related loan documents, results in a release of the lien of the related Mortgage on any material portion of the related Mortgaged Property without a corresponding Principal Prepayment in an amount, or the delivery of substitute real property collateral with a fair market value (as is), that is not less than the fair market value (as is) of the property to be released, as determined by an appraisal delivered to the Special Servicer (at the expense of the related Mortgagor and upon which the Special Servicer may conclusively rely); or

                  (c) in the reasonable, good faith judgment of the Special Servicer, otherwise materially impairs the security for such Mortgage Loan or materially reduces the likelihood of timely payment of amounts due thereon.

                  "Monthly Payment" shall mean, with respect to any Mortgage Loan, as of any Due Date, the scheduled monthly payment (or, in the case of an ARD Loan after its Anticipated Repayment Date, the monthly payment required to be paid on a current basis) of principal and/or interest on such Mortgage Loan, as the case may be, that is actually payable by the related Mortgagor from time to time under the terms of the related Mortgage Note (as such terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related Mortgagor or by reason of a modification, extension, waiver or amendment granted or agreed to by the Master Servicer or the Special Servicer pursuant to Section 3.20), including any Balloon Payment payable in respect of such Mortgage Loan on such Due Date; provided that the Monthly Payment due in respect of any Mortgage Loan shall not include Default Interest; and provided, further, that the Monthly Payment due in respect of any ARD Loan after its Anticipated Repayment Date shall not include Additional Interest.

                  "Moody's" shall mean Moody's Investors Service, Inc. or its successor in interest. If neither such rating agency nor any successor remains in existence, "Moody's" shall be deemed to refer to such other nationally recognized statistical rating agency or other comparable Person designated by the Depositor, notice of which designation shall be given to the Trustee, the Fiscal Agent, the Master Servicer and the Special Servicer, and specific ratings of Moody's Investors Service, Inc. herein referenced shall be deemed to refer to the equivalent ratings of the party so designated.

                  "Mortgage" shall mean, with respect to any Mortgage Loan, the mortgage, deed of trust, deed to secure debt or similar instrument that secures the related Mortgage Note and creates a lien on the related Mortgaged Property.

                  "Mortgage File" shall mean, with respect to any Mortgage Loan, the following documents collectively:

                      (i) the original executed Mortgage Note for such Mortgage
                  Loan, endorsed (without recourse, representation or warranty, express or implied) to the order of "LaSalle Bank National Association, as trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2000-C4, Commercial Mortgage Pass-Through Certificates, Series 2000-C4" or in blank, and further showing a complete, unbroken chain of endorsement from the originator (if such originator is other than the related Mortgage Loan Seller); or, alternatively, if the original executed Mortgage Note has been lost, a lost note affidavit and indemnity with a copy of such Mortgage Note;

                      (ii) an original or copy of the Mortgage, together with
                  originals or copies of any and all intervening assignments thereof, in each case (unless the particular item has not been returned from the applicable recording office) with evidence of recording indicated thereon;

                      (iii) an original or copy of any related Assignment of
                  Leases (if such item is a document separate from the Mortgage), together with originals or copies of any and all intervening assignments thereof, in each case (unless the particular item has not been returned from the applicable recording office) with evidence of recording indicated thereon;

                      (iv) an original executed assignment, in recordable form
                  (except for recording information not yet available if the instrument being assigned has not been returned from the applicable recording office), of (a) the Mortgage and (b) any related Assignment of Leases (if such item is a document separate from the Mortgage), in favor of "LaSalle Bank National Association, in its capacity as trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2000-C4, Commercial Mortgage Pass-Through Certificates, Series 2000-C4 (or, in each case, a copy thereof, certified to be the copy of such assignment submitted for recording);

                      (v) an original assignment of all unrecorded documents
                  relating to the Mortgage Loan, in favor of "LaSalle Bank National Association, as trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2000-C4, Commercial Mortgage Pass-Through Certificates, Series 2000-C4";

                      (vi) originals or copies of any written modification
                  agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been modified, in each case (unless the particular item has not been returned from the applicable recording office) with evidence of recording indicated thereon if the instrument being modified is a recordable document;

                      (vii) the original or a copy of the policy or certificate
                  of lender's title insurance issued in connection with such Mortgage Loan, or, if such policy has not been issued, an irrevocable, binding commitment to issue such title insurance policy;

                      (viii) any filed copies (with evidence of filing) of any
                  prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the related Mortgage Loan Seller had possession of such UCC Financing Statements prior to the Closing Date) and an original UCC-2 or UCC-3 assignment thereof, as appropriate, in form suitable for filing, in favor of "LaSalle Bank National Association, in its capacity as trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2000-C4, Commercial Mortgage Pass-Through Certificates, Series 2000-C4";

                      (ix) an original or copy of any Ground Lease and Ground
                  Lease estoppels relating to such Mortgage Loan;

                      (x) an original or copy of any loan agreement;

                      (xi) an original of any guaranty of payment under such
                  Mortgage Loan;

                      (xii) an original or copy of any lock-box agreement or
                  cash management agreement relating to such Mortgage Loan;

                      (xiii) if such Mortgage Loan is a CTL Loan, an original or copy of the Credit Tenant Lease and any Lease Enhancement Policy;

                      (xiv) if such Mortgage Loan is a CTL Loan and a Balloon
                  Loan, an original or copy of any Residual Value Insurance Policy;

                      (xv) an original or copy of any environmental indemnity
                  from the related Mortgagor;

                      (xvi) an original or copy of any related security
                  agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof; and

                      (xvii) an original assignment of any related security
                  agreement (if such item is a document separate from the Mortgage and if such item is not included in the assignment described in clause (v)), in favor of "LaSalle Bank National Association, in its capacity as trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2000-C4, Commercial Mortgage Pass-Through Certificates, Series 2000-C4";

provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Trustee or by a Custodian on its behalf, such term shall not be deemed to include such documents required to be included therein unless they are actually so received, and with respect to any receipt or certification by the Trustee or a Custodian on its behalf for documents described in clauses (vi) and (ix)-(xvii) of this definition, shall be deemed to include such documents only to the extent the Trustee or a Custodian on its behalf has actual knowledge of their existence.

                  "Mortgage Loan" shall mean each of the mortgage loans listed on the Mortgage Loan Schedule and from time to time held in the Trust Fund. As used herein, the term "Mortgage Loan" includes the related Mortgage Note, Mortgage and other security documents contained in the related Mortgage File.

                  "Mortgage Loan Purchase Agreements" shall mean the LBHI/Depositor Mortgage Loan Purchase Agreement and the UBS/Depositor Mortgage Loan Purchase Agreement, together.

                  "Mortgage Loan Schedule" shall mean the list of Mortgage Loans transferred on the Closing Date to the Trustee as part of the Trust Fund, attached hereto as Schedule I (and also delivered to the Trustee and the Master Servicer in a computer readable format). Such list shall set forth the following information with respect to each Mortgage Loan:

                      (i) the Mortgage Loan number;

                      (ii) the street address (including city, state and zip
                  code) and name of the related Mortgaged Property;

                      (iii) the Cut-off Date Balance;

                      (iv) the amount of the Monthly Payment due on the first
                  Due Date following the Closing Date;

                      (v) the original Mortgage Rate;

                      (vi) the (A) remaining term to stated maturity and (B) the
                  Stated Maturity Date;

                      (vii) in the case of a Balloon Mortgage Loan, the
                  remaining amortization term;

                      (viii) the Interest Accrual Basis;

                      (ix) (A) the Administrative Cost Rate and (B) the primary
                  servicing fee rate;

                      (x) whether the Mortgage Loan is secured by a Ground
                  Lease;

                      (xi) the related Mortgage Loan Seller;

                      (xii) whether the related Mortgage Loan is a Defeasance
                  Loan;

                      (xiii) whether such Mortgage Loan is an ARD Loan and, if
                  so, the Anticipated Repayment Date and Additional Interest
                  Rate;

                      (xiv) whether the Mortgage Loan is a CTL Loan and, if so,
                  the related Credit Tenant and, if different, the related Rated Party;

                      (xv) if the Mortgage Loan is a CTL Loan, whether there is
                  a Lease Enhancement Policy or Residual Value Insurance Policy in effect; and

                      (xvi) whether the Mortgage Loan is a Cross-Collateralized
                  Mortgage Loan and the Cross-Collateralized Group to which it belongs.

                  "Mortgage Loan Sellers" shall mean LBHI and UBSPF, together.

                  "Mortgage Note" shall mean the original executed note evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any rider, addendum or amendment thereto, or any renewal, substitution or replacement of such note.

                  "Mortgage Pool" shall mean all of the Mortgage Loans and any successor REO Loans, collectively.

                  "Mortgage Pool Data Update Report" shall mean, with respect to any Distribution Date, a report (which may be included as part of the Distribution Date Statement), prepared by the Trustee, containing information regarding the Mortgage Loans as of the end of the related Collection Period, which report shall contain substantially the categories of information regarding the Mortgage Loans set forth on Annexes A-1 and A-2 to the Prospectus Supplement (calculated, where applicable, on the basis of the most recent relevant information provided by the Mortgagors to the Master Servicer or the Special Servicer, as the case may be, and by the Master Servicer or the Special Servicer, as the case may be, to the Trustee), and which information shall be presented in tabular format substantially similar to the format utilized on such annexes and shall also include a loan-by-loan listing (in descending balance order) showing loan number, property type, location, unpaid principal balance, Mortgage Rate, paid-through date, maturity date, gross interest portion of the Monthly Payment, principal portion of the Monthly Payment, and any Prepayment Premium or Yield Maintenance Charge received.

                  "Mortgage Rate" shall mean, with respect to each Mortgage Loan (and any successor REO Loan), the related annualized rate at which interest is scheduled (in the absence of a default) to accrue on such Mortgage Loan from time to time in accordance with the related Mortgage Note and applicable law, as such rate may be modified in accordance with Section 3.20 or in connection with a bankruptcy, insolvency or similar proceeding involving the related Mortgagor. In the case of each ARD Loan, the related Mortgage Rate shall increase in accordance with the related Mortgage Note if the particular loan is not paid in full by its Anticipated Repayment Date.

                  "Mortgaged Property" shall mean the real property subject to the lien of a Mortgage.

                  "Mortgagor" shall mean, individually and collectively, the obligor or obligors on a Mortgage Note and, if different from the obligor, the owner or owners of the related Mortgaged Property, including any Person that has acquired the related Mortgaged Property and assumed the obligations of the original obligor under the Mortgage Note or the owner of the Mortgaged Property under the Mortgage in respect of the related Mortgage Loan.

                  "Net Aggregate Prepayment Interest Shortfall" shall mean, with respect to any Distribution Date, the amount, if any, by which (a) the aggregate of all Prepayment Interest Shortfalls incurred in connection with the receipt of Principal Prepayments on the Mortgage Loans (including Specially Serviced Mortgage Loans) during the related Collection Period, exceeds (b) the aggregate amount deposited by the Master Servicer in the Collection Account for such Distribution Date pursuant to Section 3.19(a) in connection with such Prepayment Interest Shortfalls.

                  "Net Default Charges" shall have the meaning assigned thereto in Section 3.25(a).

                  "Net Investment Earnings" shall mean, with respect to any Investment Account for any Collection Period, the amount, if any, by which the aggregate of all interest and other income realized during such Collection Period on funds held in such Investment Account (exclusive, in the case of a Servicing Account, a Reserve Account or the Defeasance Deposit Account, of any portion of such interest or other income payable to a Mortgagor in accordance with the related loan documents and applicable law), exceeds the aggregate of all losses, if any, incurred during such Collection Period in connection with the investment of such funds in accordance with Section 3.06 (exclusive, in the case of a Servicing Account, a Reserve Account or the Defeasance Deposit Account, of any portion of such losses that were incurred in connection with investments made for the benefit of a Mortgagor).

                  "Net Investment Loss" shall mean, with respect to any Investment Account for any Collection Period, the amount by which the aggregate of all losses, if any, incurred during such Collection Period in connection with the investment of funds held in such Investment Account in accordance with
Section 3.06 (exclusive, in the case of a Servicing Account, a Reserve Account or the Defeasance Deposit Account, of any portion of such losses that were incurred in connection with investments made for the benefit of a Mortgagor), exceeds the aggregate of all interest and other income realized during such Collection Period on such funds (exclusive, in the case of a Servicing Account, a Reserve Account or the Defeasance Deposit Account, of any portion of such interest or other income payable to a Mortgagor in accordance with the related loan documents and applicable law).

                  "Net Liquidation Proceeds" shall mean the excess, if any, of all Liquidation Proceeds received with respect to any Specially Serviced Mortgage Loan or REO Property, over the amount of all Liquidation Expenses incurred with respect thereto.

                  "Net Mortgage Rate" shall mean, with respect to any Mortgage Loan, as of any date of determination, a rate per annum equal to the then related Mortgage Rate minus the sum of the Trustee Fee Rate, the related Master Servicing Fee Rate and, in the case of an ARD Loan after its Anticipated Repayment Date, the related Additional Interest Rate.

                  "Net Prepayment Consideration" shall mean the Prepayment Consideration received with respect to any Mortgage Loan or REO Loan, net of any Workout Fee or Liquidation Fee payable therefrom.

                  "New Lease" shall mean any lease of REO Property entered into at the direction of the Special Servicer, including any lease renewed, modified or extended on behalf of the Trustee.

                  "NOI Adjustment Worksheet" shall mean a report prepared by the Master Servicer with respect to all the Mortgage Loans other than Specially Serviced Mortgage Loans and REO Loans, and by the Special Servicer with respect to Specially Serviced Mortgage Loans and REO Loans, containing substantially the information described in Exhibit V attached hereto, presenting the computations made in accordance with the methodology described in Exhibit V to "normalize" the full year-end net operating income or net cash flow and debt service coverage numbers used in the other reports required by this Agreement.

                  "Nonrecoverable Advance" shall mean any Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance.

                  "Nonrecoverable P&I Advance" shall mean any P&I Advance previously made or proposed to be made in respect of any Mortgage Loan or REO Loan by the Master Servicer, the Trustee or the Fiscal Agent, which P&I Advance such party has determined in its reasonable, good faith judgment, will not be ultimately recoverable from late payments, Insurance Proceeds or Liquidation Proceeds, or any other recovery on or in respect of such Mortgage Loan or REO Loan, as the case may be.

                  "Nonrecoverable Servicing Advance" shall mean any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property by the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent, which Servicing Advance such party has determined, in its reasonable, good faith judgment, will not be ultimately recoverable from late payments, Insurance Proceeds, Liquidation Proceeds, or any other recovery on or in respect of such Mortgage Loan or REO Property, as the case may be.

                  "Non-Registered Certificate" shall mean any Certificate that has not been the subject of registration under the Securities Act. As of the Closing Date, the Class X, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class R-I, Class R-II and Class R-III Certificates are Non-Registered Certificates.

                  "Non-United States Tax Person" shall mean any Person other than a United States Tax Person.

                  "Officer's Certificate" shall mean a certificate signed by a Servicing Officer of the Master Servicer or the Special Servicer, as the case may be, or by a Responsible Officer of the Trustee or the Fiscal Agent, as the case may be.

                  "Operating Statement Analysis Report" shall mean, with respect to each Mortgage Loan and REO Property, a report prepared by the Master Servicer, substantially containing the information described in Exhibit W attached hereto.

                  "Opinion of Counsel" shall mean a written opinion of counsel (which counsel shall be Independent of the Depositor, the Master Servicer and the Special Servicer) acceptable to and delivered to the Trustee or any other specified Person, as the case may be.

                  "Original Class Notional Amount" shall mean, with respect to the Class X Certificates, the initial Class Notional Amount thereof as of the Closing Date, which is equal to $999,060,409.

                  "Original Class Principal Balance" shall mean, with respect to any Class of Principal Balance Certificates, the initial Class Principal Balance thereof as of the Closing Date, in each case as specified in the Preliminary Statement.

                  "ORIX" shall mean ORIX Real Estate Capital Markets LLC or its successor in interest.

                  "OTS" shall mean the Office of Thrift Supervision or any successor thereto.

                  "Ownership Interest" shall mean, as to any Certificate, any ownership or security interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                  "P&I Advance" shall mean, as to any Mortgage Loan or REO Loan, any advance made by the Master Servicer, the Trustee or the Fiscal Agent pursuant to Section 4.03.

                  "P&I Advance Date" shall mean the date each month, commencing in October 2000, on which, among other things, the Master Servicer is required to make P&I Advances, which date shall be the Business Day immediately preceding each Distribution Date.

                  "Pass-Through Rate" shall mean:

                  (a) with respect to the Class A-1 Certificates for any Interest Accrual Period, 7.18% per annum;

                  (b) with respect to the Class A-2 Certificates for any Interest Accrual Period, 7.37% per annum;

                  (c) with respect to the Class B Certificates for any Interest Accrual Period, 7.48% per annum;

                  (d) with respect to the Class C Certificates for any Interest Accrual Period, 7.61% per annum;

                  (e) with respect to the Class D Certificates for any Interest Accrual Period, 7.70% per annum;

                  (f) with respect to the Class E Certificates for any Interest Accrual Period, 7.97% per annum;

                  (g) with respect to the Class F Certificates for any Interest Accrual Period, 8.07% per annum;

                  (h) with respect to the Class G Certificates for any Interest Accrual Period, 8.15% per annum;

                  (i) with respect to the Class H Certificates for any Interest Accrual Period, 6.89% per annum;

                  (j) with respect to the Class J Certificates for any Interest Accrual Period, 6.89% per annum;

                  (k) with respect to the Class K Certificates for any Interest Accrual Period, 6.89% per annum;

                  (l) with respect to the Class L Certificates for any Interest Accrual Period, 6.89% per annum;

                  (m) with respect to the Class M Certificates for any Interest Accrual Period, 6.89% per annum;

                  (n) with respect to the Class N Certificates for any Interest Accrual Period, 6.89% per annum;

                  (o) with respect to the Class P Certificates for any Interest Accrual Period, 6.89% per annum;

                  (p) with respect to each Component of the Class X Certificates for any Interest Accrual Period, an annual rate equal to the excess, if any, of (A) the Weighted Average REMIC I Remittance Rate for such Interest Accrual Period, over (B) the fixed Pass-Through Rate applicable to the Class of Principal Balance Certificates whose alphabetical (and, if applicable, numerical) Class designation, when preceded by "X-", is the same as the alphabetical (and, if applicable, numerical) designation of such Component; and

                  (q) with respect to the Class X Certificates for any Interest Accrual Period, an annual rate equal to the weighted average (expressed as a percentage and rounded to six decimal places) of the Pass-Through Rates applicable to the respective Components of such Class for such Interest Accrual Period, weighted on the basis of the respective Component Notional Amounts of such Components outstanding immediately prior to the related Distribution Date.

                  The Weighted Average REMIC I Remittance Rate referenced above in this definition is also the REMIC II Remittance Rate for each REMIC II Regular Interest.

                  "Percentage Interest" shall mean: (a) with respect to any Regular Interest Certificate, the portion of the relevant Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the Certificate Principal Balance or Certificate Notional Amount, as the case may be, of such Certificate as of the Closing Date, as specified on the face thereof, and the denominator of which is the Original Class Principal Balance or Original Class Notional Amount, as the case may be, of the relevant Class; and
(b) with respect to a Residual Interest Certificate, the percentage interest in distributions to be made with respect to the relevant Class, as stated on the face of such Certificate.

                  "Permitted Encumbrances" shall have the meaning assigned thereto in Section 2.04(b)(viii).

                  "Permitted Investments" shall mean any one or more of the following obligations or securities (including obligations or securities of the Trustee if otherwise qualifying hereunder):

                  (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof (having original maturities of not more than 365 days), provided that such obligations are backed by the full faith and credit of the United States. Such obligations must be limited to those instruments that have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change. Interest may either be fixed or variable. If such interest is variable, interest must be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index;

                  (ii) repurchase obligations with respect to any security described in clause (i) of this definition (having original maturities of not more than 365 days), provided that the short-term deposit or debt obligations of the party agreeing to repurchase such obligations are rated in the highest rating category of each of Moody's (if then rated by Moody's, and if not then rated by Moody's, then an equivalent rating by at least one additional nationally recognized statistical rating agency besides S&P) and S&P (or, in the case of either Rating Agency, such lower rating as will not result in an Adverse Rating Event, as evidenced in writing by such Rating Agency). In addition, any such item by its terms must have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change. Interest may either be fixed or variable. If such interest is variable, interest must be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index;

                  (iii) certificates of deposit, time deposits, demand deposits and bankers' acceptances of any bank or trust company organized under the laws of the United States or any state thereof (having original maturities of not more than 365 days), the short term obligations of which are rated in the highest rating category of each of Moody's (if then rated by Moody's, and if not then rated by Moody's, then an equivalent rating by at least one additional nationally recognized statistical rating agency besides S&P) and S&P (or, in the case of either Rating Agency, such lower rating as will not result in an Adverse Rating Event, as evidenced in writing by such Rating Agency). In addition, any such item by its terms must have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change. Interest may either be fixed or variable. If such interest is variable, interest must be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index;

                  (iv) commercial paper (having original maturities of not more than 90 days) of any corporation incorporated under the laws of the United States or any state thereof (or if not so incorporated, the commercial paper is United States Dollar denominated and amounts payable thereunder are not subject to any withholding imposed by any non-United States jurisdiction) which is rated in the highest rating category of each of Moody's (if then rated by Moody's, and if not then rated by Moody's, then an equivalent rating by at least one additional nationally recognized statistical rating agency besides S&P) and S&P (or, in the case of either Rating Agency, such lower rating as will not result in an Adverse Rating Event, as evidenced in writing by such Rating Agency). In addition, such commercial paper by its terms must have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change. Interest may either be fixed or variable. If such interest is variable, interest must be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index;

                  (v) units of money market funds rated in the highest applicable rating category of each of Moody's (if then rated by Moody's, and if not then rated by Moody's, then an equivalent rating by at least one additional nationally recognized statistical rating agency besides S&P) and S&P (or, in the case of either Rating Agency, such lower rating as will not result in an Adverse Rating Event, as evidenced in writing by such Rating Agency) and which seeks to maintain a constant net asset value; and

                  (vi) any other obligation or security that (A) is acceptable to each Rating Agency, evidence of which acceptability shall be provided in writing by each Rating Agency to the Master Servicer, the Special Servicer and the Trustee, and (B) constitutes a "cash flow investment" (within the meaning of the REMIC Provisions), as evidenced by an Opinion of Counsel obtained at the expense of the Person that wishes to include such obligation or security as a Permitted Investment;

provided that (1) no investment described hereunder shall evidence either the right to receive (x) only interest with respect to such investment or (y) a yield to maturity greater than 120% of the yield to maturity at par of the underlying obligations; (2) no investment described hereunder may be purchased at a price greater than par if such investment may be prepaid or called at a price less than its purchase price prior to stated maturity; and (3) no investment described hereunder may have a "r" highlighter or other comparable qualifier attached to its rating.

                  "Permitted Transferee" shall mean any Transferee of a Residual Interest Certificate other than (a) a Disqualified Organization, (b) any Person as to whom, as determined by the Trustee (based upon an Opinion of Counsel, obtained at the request of the Trustee at the expense of such Person or the Person seeking to Transfer a Residual Interest Certificate, supporting such determination), the Transfer of a Residual Interest Certificate may cause any REMIC Pool to fail to qualify as a REMIC at any time that any Certificate is outstanding, or (c) a Disqualified Non-United States Tax Person; provided that if a Transferee is classified as a partnership under the Code, such Transferee shall only be a Permitted Transferee if none of its beneficial owners are Disqualified Non-United States Tax Persons.

                  "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Plan" shall have the meaning assigned thereto in Section 5.02(c).

                  "Plurality Residual Interest Certificateholder" shall mean, as to any taxable year of any REMIC Pool, the Holder of Certificates entitled to the largest percentage of the Voting Rights allocated to the related Class of Residual Interest Certificates.

                  "Prepayment Assumption" shall mean, for purposes of determining the accrual of original issue discount, market discount and premium, if any, on the Certificates for federal income tax purposes, the assumption that no Mortgage Loan is prepaid prior to stated maturity, except that it is assumed that each ARD Loan is repaid on its Anticipated Repayment Date.

                  "Prepayment Consideration" shall mean any Prepayment Premium or Yield Maintenance Charge.

                  "Prepayment Consideration Entitlement" shall mean, with respect to (i) any Distribution Date on which any Net Prepayment Consideration collected on any Mortgage Loan (or successor REO Loan) is distributable and (ii) any Class of Principal Balance Certificates (other than any Excluded Class) entitled to distributions of principal on such Distribution Date, an amount equal to the product of (a) such Net Prepayment Consideration, multiplied by (b) a fraction (not greater than 1.0 or less than 0.0), the numerator of which is equal to the excess, if any, of the Pass-Through Rate for such Class of Principal Balance Certificates over the relevant Discount Rate, and the denominator of which is equal to the excess, if any, of the Mortgage Rate for such Mortgage Loan (or REO Loan) over the relevant Discount Rate, and further multiplied by (c) a fraction, the numerator of which is equal to the amount of principal to be distributed on such Class of Principal Balance Certificates on such Distribution Date pursuant to Section 4.01(a) or 9.01, as applicable, and the denominator of which is equal to the Principal Distribution Amount for such Distribution Date.

                  "Prepayment Interest Excess" shall mean, with respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part made after its Due Date in any Collection Period, any payment of interest (net of related Master Servicing Fees) actually collected from the related Mortgagor and intended to cover interest accrued on such Principal Prepayment during the period from and after such Due Date (exclusive, however, of any related Prepayment Premium or Yield Maintenance Charge that may have been collected and, in the case of an ARD Loan after its Anticipated Repayment Date, further exclusive of any Additional Interest).

                  "Prepayment Interest Shortfall" shall mean, with respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part made prior to its Due Date in any Collection Period, the amount of interest, to the extent not collected from the related Mortgagor (without regard to any Prepayment Premium or Yield Maintenance Charge that may have been collected), that would have accrued at a rate per annum equal to the related Mortgage Rate (net of the related Master Servicing Fee Rate and, in the case of an ARD Loan after its Anticipated Repayment Date, further net of the related Additional Interest Rate) on the amount of such Principal Prepayment during the period from the date to which interest was paid by the related Mortgagor to, but not including, such Due Date.

                  "Prepayment Premium" shall mean any premium, penalty or fee (other than a Yield Maintenance Charge) paid or payable, as the context requires, by a Mortgagor in connection with a Principal Prepayment.

                  "Primary Servicing Office" shall mean the offices of the Master Servicer or the Special Servicer, as the context may require, that are primarily responsible for such party's servicing obligations hereunder. As of the Closing Date, the Primary Servicing Offices of the Master Servicer and the Special Servicer are located at 1717 Main Street, Dallas, Texas 75201.

                  "Prime Rate" shall mean the "prime rate" published in the "Money Rates" section of The Wall Street Journal, as such "prime rate" may change from time to time. If The Wall Street Journal ceases to publish the "prime rate", then the Trustee shall select an equivalent publication that publishes such "prime rate"; and, if such "prime rate" is no longer generally published or is limited, regulated or administered by a governmental or quasi-governmental body, then the Trustee shall select a comparable interest rate index. In either case, such selection shall be made by the Trustee in its sole discretion and the Trustee shall notify the Fiscal Agent, the Master Servicer and the Special Servicer in writing of its selection.

                  "Principal Balance Certificate" shall mean any Regular Interest Certificate (other than a Class X Certificate).

                  "Principal Distribution Amount" shall mean, with respect to any Distribution Date, an amount equal to the aggregate (without duplication) of the following:

                  (a) the aggregate of all payments of principal (other than Principal Prepayments) received on the Mortgage Loans during the related Collection Period, in each case exclusive of any portion of the particular payment that represents a Late Collection of principal for which a P&I Advance was previously made for a prior Distribution Date or that represents the principal portion of a Monthly Payment due on or before the Cut-off Date or on a Due Date subsequent to the related Collection Period;

                  (b) the aggregate of the principal portions of all Monthly Payments due in respect of the Mortgage Loans for their respective Due Dates occurring during the related Collection Period, that were received prior to the related Collection Period;

                  (c) the aggregate of all Principal Prepayments received on the Mortgage Loans during the related Collection Period;

                  (d) the aggregate of all Liquidation Proceeds and Insurance Proceeds received on any Mortgage Loans during the related Collection Period that were identified and applied by the Master Servicer as recoveries of principal of such Mortgage Loans, in each case exclusive of any portion of such proceeds that represents a Late Collection of principal due on or before the Cut-off Date or for which a P&I Advance was previously made for a prior Distribution Date;

                  (e) the aggregate of all Liquidation Proceeds, Insurance Proceeds and REO Revenues received in respect of any REO Properties during the related Collection Period that were identified and applied by the Master Servicer as recoveries of principal of the related REO Loans, in each case exclusive of any portion of such proceeds and/or revenues that represents a Late Collection of principal due on or before the Cut-off Date or for which a P&I Advance was previously made for a prior Distribution Date; and

                  (f) the aggregate of the principal portions of all P&I Advances made in respect of the Mortgage Loans and any REO Loans with respect to such Distribution Date;

                  "Principal Prepayment" shall mean any payment of principal made by the Mortgagor on a Mortgage Loan that is received in advance of its scheduled Due Date and that is not accompanied by an amount of interest (without regard to any Prepayment Premium or Yield Maintenance Charge that may have been collected) representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

                  "Prohibited Transaction Exemptions" shall mean collectively, Prohibited Transaction Exemptions 91-14, 91-21 and 97-34 granted to Lehman Brothers, UBS Warburg LLC and Deutsche Bank Securities, Inc. (or predecessors thereof), respectively, by the United States Department of Labor.

                  "Proposed Plan" shall have the meaning assigned thereto in
Section 3.17(a)(iii).

                  "Prospectus" shall mean the prospectus dated September 11, 2000, as supplemented by the Prospectus Supplement, relating to the Registered Certificates.

                  "Prospectus Supplement" shall mean the prospectus supplement dated September 21, 2000, relating to the Registered Certificates.

                  "Purchase Price" shall mean, with respect to any Mortgage Loan (or REO Property), a cash price equal to the aggregate of: (a) the outstanding principal balance of such Mortgage Loan (or the related REO Loan) as of the date of purchase, (b) all accrued and unpaid interest on such Mortgage Loan (or the related REO Loan) to, but not including, the Due Date in the Collection Period of purchase (exclusive, however, of any portion of such accrued but unpaid interest that represents Default Interest or, in the case of an ARD Loan after its Anticipated Repayment Date, Additional Interest), (c) all related unreimbursed Servicing Advances, (d) all accrued and unpaid interest in respect of related Advances in accordance with Section 3.11(g) and/or Section 4.03(d), and (e) in the case of a purchase by the Depositor pursuant to Section 2.03(a) or by UBSPF pursuant to the UBS/Depositor Mortgage Loan Purchase Agreement, (i) to the extent not otherwise included in the amount described in clause (d) of this definition, any unpaid Special Servicing Fees and other Additional Trust Fund Expenses with respect to such Mortgage Loan (or REO Property), and (ii) to the extent not otherwise included in the amount described in clause (c) of this definition, any costs and expenses incurred by the Master Servicer, the Special Servicer or the Trustee (on behalf of the Trust) in enforcing the obligation of such Person to purchase such Mortgage Loan.

                  "Qualified Bidder" shall have the meaning assigned thereto in
Section 7.01(c).

                  "Qualified Institutional Buyer" shall mean a "qualified institutional buyer" as defined in Rule 144A under the Securities Act.

                  "Qualified Insurer" shall mean an insurance company or security or bonding company qualified to write the related Insurance Policy in the relevant jurisdiction.

                  "Rated Final Distribution Date" shall mean: (a) with respect to the Class A-1 Certificates, the Distribution Date in September 2019; (b) with respect to the Class A-2 Certificates, the Distribution Date in August 2026; and
(c) with respect to the other Classes of Certificates, other than the Class P, Class X, Class R-I, Class R-II and Class R-III Certificates, the Distribution Date in July 2032.

                  "Rated Party" shall mean, with respect to any Credit Tenant Lease, the Credit Tenant under such Credit Tenant Lease, the affiliate of such Credit Tenant or the guarantor of such Credit Tenant's obligations under such Credit Tenant Lease, as applicable, that as of the Closing Date has long-term senior unsecured debt obligations or long-term senior unsecured credit facilities, as the case may be, that have been assigned, as of the Closing Date, a public investment grade rating by Moody's or S&P, which Person is identified on the Mortgage Loan Schedule.

                  "Rating Agency" shall mean each of Moody's and S&P.

                  "Realized Loss" shall mean: (1) with respect to each Mortgage Loan as to which a Final Recovery Determination has been made, or with respect to any successor REO Loan as to which a Final Recovery Determination has been made as to the related REO Property, an amount (not less than zero) equal to the excess, if any, of (a) the sum of (i) the unpaid principal balance of such Mortgage Loan or REO Loan, as the case may be, as of the commencement of the Collection Period in which the Final Recovery Determination was made, plus (ii) without taking into account the amount described in subclause (1)(b) of this definition, all accrued but unpaid interest on such Mortgage Loan or such REO Loan, as the case may be, to but not including the Due Date in the Collection Period in which the Final Recovery Determination was made (exclusive, however, of any portion of such accrued but unpaid interest that represents Default Interest or, in the case of an ARD Loan after its Anticipated Repayment Date, Additional Interest), over (b) all payments and proceeds, if any, received in respect of such Mortgage Loan or, to the extent allocable to such REO Loan, the related REO Property, as the case may be, during the Collection Period in which such Final Recovery Determination was made, insofar as such payments and proceeds are allocable to interest (other than Default Interest and Additional Interest) on or principal of such Mortgage Loan or REO Loan; (2) with respect to each Mortgage Loan as to which any portion of the principal or previously accrued interest payable thereunder was canceled in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, extension, waiver or amendment of such Mortgage Loan granted or agreed to by the Special Servicer pursuant to Section 3.20, the amount of such principal and/or interest (other than Default Interest and, in the case of an ARD Loan after its Anticipated Repayment Date, Additional Interest) so canceled; and (3) with respect to each Mortgage Loan as to which the Mortgage Rate thereon has been permanently reduced and not recaptured for any period in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, extension, waiver or amendment of such Mortgage

Loan granted or agreed to by the Master Servicer or the Special Servicer pursuant to Section 3.20, the amount of the consequent reduction in the interest portion of each successive Monthly Payment due thereon (each such Realized Loss shall be deemed to have been incurred on the Due Date for each affected Monthly Payment).

                  "Record Date" shall mean, with respect to any Distribution Date, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

                  "Recording/Title Policy Omission Credit" shall mean, with respect to any Mortgage Loan as to which there exists a Recording/Title Policy Omission as of March 28, 2002, the letter of credit that must be delivered by the Depositor to the Master Servicer pursuant to Section 2.03(d) hereof, in the case of an LBHI Mortgage Loan, and by UBSPF to the Master Servicer pursuant the UBS/Depositor Mortgage Loan Purchase Agreement, in the case of a UBS Mortgage Loan; provided that a Recording/Title Policy Omission Cash Deposit may be delivered in lieu thereof.

                  "Recording/Title Policy Omission" shall mean, with respect to any Mortgage Loan, the occurrence of any of the following on March 28, 2002 or September 28, 2002, as applicable, which remains uncured or unremedied: (a) the Mortgage File for such Mortgage Loan does not contain each document (or a copy thereof) referenced in clause (ii), clause (iii) or clause (iv) or, in the case of a Mortgaged Property operated as a hospitality or healthcare property, clause
(viii) of the definition of "Mortgage File", with evidence of recording or filing, as applicable, thereon, because an original of such document (i) was not delivered by or on behalf of the Depositor or UBSPF, as the case may be, either as a recorded document or in proper form for recording in the appropriate public recording office, (ii) was lost, (iii) was returned unrecorded as a result of an actual or purported defect therein or (iv) has not been returned from the applicable public recording or filing office and there is no evidence that the subject document was submitted for recording or filing, as applicable; or (b) the Mortgage File for such Mortgage Loan does not contain an original or copy of the related lender's title insurance policy or a pro forma or specimen title insurance policy or a commitment for lender's title insurance policy for any reason; provided that such omission, in the case of either clause (a) or (b), would, in the reasonable, good faith judgment of the Master Servicer, materially and adversely affect the ability of the Trustee, the Master Servicer or the Special Servicer to enforce on a prompt basis the liens and security interests securing such Mortgage Loan and the priority thereof or to collect on the related title insurance, as applicable.

                  "Recording/Title Policy Omission Cash Deposit" shall mean, with respect to any Mortgage Loan as to which there exists a Recording/Title Policy Omission as of March 28, 2002, the cash deposit that must be delivered by the Depositor to the Master Servicer pursuant to Section 2.03(d) hereof, in the case of an LBHI Mortgage Loan, and by UBSPF to the Master Servicer pursuant the UBS/Depositor Mortgage Loan Purchase Agreement, in the case of a UBS Mortgage Loan; provided that a Recording/Title Policy Omission Credit may be delivered in lieu thereof.

                  "Registered Certificate" shall mean any Certificate that has been the subject of registration under the Securities Act. As of the Closing Date, the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F and Class G Certificates are Registered Certificates.

                  "Regular Interest Certificate" shall mean any REMIC III Certificate other than a Class R-III Certificate.

                  "Regulation S" shall mean Regulation S under the Securities
Act.

                  "Regulation S Certificate" shall mean a written certification substantially in the form set forth in Exhibit F-2E hereto certifying that a beneficial owner of an interest in a Regulation S Global Certificate is not a United States Securities Person.

                  "Regulation S Global Certificates" shall mean the Regulation S Permanent Global Certificate(s) together with the Regulation S Temporary Global Certificate(s).

                  "Regulation S Legend" shall mean, with respect to the Class H Certificates offered and sold outside the United States in reliance on Regulation S, a legend generally to the effect that such Certificates may not be offered, sold, pledged or otherwise transferred in the United States or to a United States Securities Person prior to the Release Date except pursuant to an exemption from the registration requirements of the Securities Act.

                  "Regulation S Permanent Global Certificate" shall mean any single permanent global Certificate, in definitive, fully registered form without interest coupons received in exchange for a Regulation S Temporary Global Certificate.

                  "Regulation S Temporary Global Certificate" shall mean, with respect to the Class H Certificates offered and sold outside of the United States in reliance on Regulation S, a single temporary global Certificate, in definitive, fully registered form without interest coupon, which Certificate bears a Regulation S Legend.

                  "Reimbursement Rate" shall mean the rate per annum applicable to the accrual of interest, compounded annually, on Servicing Advances in accordance with Section 3.11(g) and on P&I Advances in accordance with Section 4.03(d), which rate per annum is equal to the Prime Rate.

                  "Release Date" shall mean the date that is 40 days following the Closing Date.

                  "REMIC" shall mean a "real estate mortgage investment conduit" as defined in Section 860D of the Code.

                  "REMIC Pool" shall mean any of REMIC I, REMIC II and REMIC
III.

                  "REMIC Provisions" shall mean the provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final Treasury regulations and any published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

                  "REMIC I" shall mean the segregated pool of assets constituting the primary trust created hereby and to be administered hereunder with respect to which a separate REMIC election is to be made, and consisting of: (i) the Mortgage Loans as from time to time are subject to this Agreement and all payments under and proceeds of such Mortgage Loans received after the Closing Date (other than scheduled payments of interest and principal due on or before the Cut-off Date and other than Additional Interest collected in respect of the ARD Loans after their respective Anticipated Repayment Dates), together with all documents included in the related Mortgage Files and any related Escrow Payments and Reserve Funds; (ii) any REO Property acquired in respect of a Mortgage Loan; (iii) such funds or assets as from time to time are deposited in the Custodial Account, the Collection Account, the Interest Reserve Account and, if established, the REO Account, exclusive of any amounts that represent

Additional Interest collected in respect of the ARD Loans after their respective Anticipated Repayment Dates; and (iv) the rights of the Depositor under the UBS/Depositor Mortgage Loan Purchase Agreement.

                  "REMIC I Regular Interest" shall mean any of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a "regular interest" in REMIC I, as described in the Preliminary Statement hereto.

                  "REMIC I Remittance Rate" shall mean: (a) with respect to any REMIC I Regular Interest that, as of the Closing Date, corresponds to a Mortgage Loan that accrues interest on a 30/360 Basis, a rate per annum that is, for any Interest Accrual Period, equal to the Net Mortgage Rate in effect for such Mortgage Loan as of the Closing Date (without regard to any modifications, extensions, waivers or amendments of such Mortgage Loan subsequent to the Closing Date); and (b) with respect to any REMIC I Regular Interest that, as of the Closing Date, corresponds to a Mortgage Loan that accrues interest on an Actual/360 Basis, a rate per annum that is, for any Interest Accrual Period, equal to (i) a fraction (expressed as a percentage), the numerator of which is the product of 12 times the Adjusted Actual/360 Accrued Interest Amount with respect to such Mortgage Loan (or any successor REO Loan) for such Interest Accrual Period, and the denominator of which is the Stated Principal Balance of such Mortgage Loan (or any successor REO Loan) immediately prior to the Distribution Date that corresponds to such Interest Accrual Period, minus (ii) the Administrative Cost Rate for such Mortgage Loan (or any successor REO Loan).

                  "REMIC II" shall mean the segregated pool of assets consisting of all of the REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of REMIC III, as holder of the REMIC II Regular Interests, and the Holders of the Class R-II Certificates pursuant to Section 2.06, with respect to which a separate REMIC election is to be made.

                  "REMIC II Regular Interest" shall mean any of the fifteen separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a "regular interest" in REMIC II. Each REMIC II Regular Interest shall accrue interest at the REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC II Regular Interests are set forth in the Preliminary Statement hereto.

                  "REMIC II Remittance Rate" shall mean, with respect to each REMIC II Regular Interest for any Distribution Date, the Weighted Average REMIC I Remittance Rate for such Distribution Date.

                  "REMIC III" shall mean the segregated pool of assets consisting of all of the REMIC II Regular Interests conveyed in trust to the Trustee for the benefit of the Holders of the REMIC III Certificates pursuant to
Section 2.08, with respect to which a separate REMIC election is to be made.

                  "REMIC III Certificate" shall mean any Class A-1, Class A-2, Class X, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P or Class R-III Certificate.

                  "Rents from Real Property" shall mean, with respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

                  "REO Account" shall mean the segregated account or accounts created and maintained by the Special Servicer pursuant to Section 3.16 on behalf of the Trustee in trust for the Certificateholders, which shall be entitled "ORIX Real Estate Capital Markets, LLC [OR THE NAME OF ANY SUCCESSOR SPECIAL SERVICER], as Special Servicer, on behalf of LaSalle Bank National Association [OR THE NAME OF ANY SUCCESSOR TRUSTEE], as Trustee, in trust for the registered holders of LB-UBS Commercial Mortgage Trust 2000-C4, Commercial Mortgage Pass-Through Certificates, Series 2000-C4, REO Account".

                  "REO Acquisition" shall mean the acquisition of any REO Property pursuant to Section 3.09.

                  "REO Disposition" shall mean the sale or other disposition of any REO Property pursuant to Section 3.18(d).

                  "REO Extension" shall have the meaning assigned thereto in
Section 3.16(a).

                  "REO Loan" shall mean the mortgage loan deemed for purposes hereof to be outstanding with respect to each REO Property. Each REO Loan shall be deemed to provide for monthly payments of principal and/or interest equal to its Assumed Monthly Payment and otherwise to have the same terms and conditions as its predecessor Mortgage Loan (such terms and conditions to be applied without regard to the default on such predecessor Mortgage Loan and the acquisition of the related REO Property as part of the Trust Fund). Each REO Loan shall be deemed to have an initial unpaid principal balance and Stated Principal Balance equal to the unpaid principal balance and Stated Principal Balance, respectively, of its predecessor Mortgage Loan as of the date of the related REO Acquisition. All Monthly Payments (other than a Balloon Payment), Assumed Monthly Payments (in the case of a Balloon Mortgage Loan delinquent in respect of its Balloon Payment) and other amounts due and owing, or deemed to be due and owing, in respect of the predecessor Mortgage Loan as of the date of the related REO Acquisition, shall be deemed to continue to be due and owing in respect of an REO Loan. Collections in respect of each REO Loan (after provision for amounts to be applied to the payment of, or to be reimbursed to the Master Servicer or the Special Servicer for the payment of, the costs of operating, managing and maintaining the related REO Property or for the reimbursement of the Master Servicer or the Special Servicer for other related Servicing Advances) shall be treated: first, as a recovery of accrued and unpaid interest on such REO Loan at the related Mortgage Rate to but not including the Due Date in the Collection Period of receipt (exclusive, however, in the case of an REO Loan that relates to an ARD Loan after its Anticipated Repayment Date, of any such accrued and unpaid interest that constitutes Additional Interest); second, as a recovery of principal of such REO Loan to the extent of its entire unpaid principal balance; third, in accordance with the normal servicing practices of the Master Servicer, as a recovery of any other amounts due and owing in respect of such REO Loan (exclusive, however, in the case of an REO Loan that relates to an ARD Loan after its Anticipated Repayment Date, of any such accrued and unpaid interest that constitutes Additional Interest); and fourth, in the case of an REO Loan that relates to an ARD Loan after its Anticipated Repayment Date, as a recovery of accrued and unpaid Additional Interest on such REO Loan. Notwithstanding the foregoing, all amounts payable or reimbursable to the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent in respect of the predecessor Mortgage Loan as of the date of the related REO Acquisition, including any unpaid Servicing Fees and any unreimbursed Servicing Advances and P&I Advances, together with any interest accrued and payable to the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent in respect of such Servicing Advances and P&I Advances in accordance with Sections 3.11(g) and 4.03(d), respectively, shall continue to be payable or reimbursable to the


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


Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as the case may be, in respect of an REO Loan.

                  "REO Property" shall mean a Mortgaged Property acquired on behalf and in the name of the Trustee for the benefit of the Certificateholders, through foreclosure, acceptance of a deed-in-lieu of foreclosure or otherwise in accordance with applicable law in connection with the default or imminent default of a Mortgage Loan.

                  "REO Revenues" shall mean all income, rents, profits and proceeds derived from the ownership, operation or leasing of any REO Property.

                  "REO Status Report" shall mean a report substantially in the form and containing the information described in Exhibit Q attached hereto, including, with respect to each REO Property that was included in the Trust Fund as of the close of business on the Determination Date immediately preceding the preparation of such report, among other things, (i) the Acquisition Date of such REO Property and (ii) the value of the REO Property based on the most recent appraisal or other valuation thereof available to the Special Servicer as of such Determination Date (including any valuation prepared internally by the Special Servicer).

                  "REO Tax" shall have the meaning assigned thereto in Section 3.17(a).

                  "Request for Release" shall mean a request signed by a Servicing Officer of, as applicable, the Master Servicer in the form of Exhibit D-1 attached hereto or the Special Servicer in the form of Exhibit D-2 attached hereto.

                  "Required Appraisal" shall mean, with respect to each Required Appraisal Loan, an appraisal of the related Mortgaged Property from an Independent Appraiser selected by the party required or authorized to obtain such appraisal hereunder, which appraisal shall be prepared in accordance with 12 CFR Section 225.62 and conducted in accordance with the standards of the Appraisal Institute or, in the case of a Required Appraisal Loan having a Stated Principal Balance of less than $2,000,000, in respect of which no satisfactory (as determined by the Special Servicer pursuant to Section 3.09(a)) appraisal meeting the foregoing criteria was obtained or conducted within the prior 12 months, either (a) a "desktop" value estimate performed by the Special Servicer or (b) at the option of the Special Servicer with the consent of the Controlling Class Representative, an appraisal from an Independent Appraiser meeting the criteria specified above in this definition.

                  "Required Appraisal Loan" shall mean any Mortgage Loan (i) that becomes a Modified Mortgage Loan (ii) that is sixty (60) days or more delinquent in respect of any Monthly Payment, including any Balloon Payment,
(iii) with respect to which the related Mortgaged Property has become an REO Property, (iv) with respect to which a receiver or similar official is appointed and continues in such capacity in respect of the related Mortgaged Property, (v) with respect to which the related Mortgagor is subject to a bankruptcy, insolvency or similar proceedings, or (vi) that remains outstanding five (5) years following any extension of its maturity date pursuant to Section 3.20. Any Required Appraisal Loan (other than a Mortgage Loan that became a Required Appraisal Loan pursuant to clause (vi) above) shall cease to be such at such time as it has become a Corrected Loan, it has remained current for at least three (3) consecutive Monthly Payments, and no other Servicing Transfer Event has occurred with respect thereto during the preceding three-month period.

                  "Required Appraisal Value" shall mean, with respect to any Mortgaged Property securing (or REO Property relating to) a Required Appraisal Loan, an amount equal to the sum of: (a) the excess, if any, of (i) 90% of the Appraised Value of such Mortgaged Property (or REO Property) as determined by the most recent Required Appraisal or any letter update of such Required Appraisal, over (ii) the amount of (A) any obligations secured by liens on such Mortgaged Property (or REO Property) that are prior to the lien of the related Required Appraisal Loan and (B) the estimated liquidation expenses for such Mortgaged Property (or REO Property); plus (b) the amount of Escrow Payments and Reserve Funds held by the Master Servicer in respect of such Required Appraisal Loan (other than (A) Escrow Payments and Reserve Funds held in respect of any real estate taxes and assessments, insurance premiums and, if applicable, ground rents, (B) Escrow Payments and Reserve Funds that are to be applied or utilized within the twelve-month period following the date of determination and (C) Escrow Payments and Reserve Funds that may not be applied towards the reduction of the principal balance of such Required Appraisal Loan); plus (c) the amount of any letter of credit constituting additional security for such Required Appraisal Loan and that may be applied towards the reduction of the principal balance of such Required Appraisal Loan.

                  "Reserve Account" shall have the meaning assigned thereto in
Section 3.03(d).

                  "Reserve Funds" shall mean, with respect to any Mortgage Loan, any amounts delivered by the related Mortgagor to be held by or on behalf of the mortgagee representing reserves for repairs, capital improvements and/or environmental remediation in respect of the related Mortgaged Property or debt service on such Mortgage Loan.

                  "Residual Interest Certificate" shall mean a Class R-I, Class R-II or Class R-III Certificate.

                  "Residual Value Insurance Policy" shall mean, with respect to any CTL Loan that is also a Balloon Mortgage Loan, an insurance policy that insures the payment of the related Balloon Payment to the extent that the related Mortgaged Property cannot be sold for such amount at stated maturity because of changes in market conditions.

                  "Resolution Extension Period" shall mean:

                  (a) for purposes of remediating a Material Breach with respect to any Mortgage Loan, the 90-day period following the end of the applicable Initial Resolution Period;

                  (b) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is not a Specially Serviced Mortgage Loan at the commencement of, and does not become a Specially Serviced Mortgage Loan during, the applicable Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the earlier of (i) the 90th day following the end of such Initial Resolution Period and (ii) the 45th day following receipt by the Depositor, in the case of an LBHI Mortgage Loan, or by UBSPF, in the case of a UBS Mortgage Loan, of written notice from the Master Servicer or the Special Servicer of the occurrence of any Servicing Transfer Event with respect to such Mortgage Loan subsequent to the end of such Initial Resolution Period;

                  (c) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a not a Specially Serviced Mortgage Loan as of the commencement of the applicable Initial Resolution Period, but as to which a Servicing Transfer Event occurs during such Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the 90th day following the earlier of (i) the end of such Initial Resolution Period and (ii) receipt by the Depositor, in the case of an LBHI Mortgage Loan, or by UBSPF, in the case of a UBS Mortgage Loan, of written notice from the Master Servicer or the Special Servicer of the occurrence of such Servicing Transfer Event; and

                  (d) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a Specially Serviced Mortgage Loan as of the commencement of the applicable Initial Resolution Period, zero (-0-) days, provided that, if the Depositor, in the case of an LBHI Mortgage Loan, or UBSPF, in the case of a UBS Mortgage Loan, did not receive written notice from the Master Servicer or the Special Servicer of the relevant Servicing Transfer Event as of the commencement of the applicable Initial Resolution Period, then such Servicing Transfer Event shall be deemed to have occurred during such Initial Resolution Period and clause (c) of this definition will be deemed to apply.

                  "Responsible Officer" shall mean: (a) when used with respect to the Trustee, any Vice President, any Assistant Vice President, any Trust Officer, any Assistant Secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement; and (b) when used with respect to the Fiscal Agent, any officer thereof.

                  "Review Package" shall mean a package of documents consisting of a memorandum outlining the analysis and recommendation (in accordance with the Servicing Standard) of the Master Servicer or the Special Servicer, as the case may be, with respect to the matters that are the subject thereof, and copies of all relevant documentation.

                  "Rule 144A/IAI Global Certificate" shall mean, with respect to the Class X, Class H or Class J Certificates, a single global Certificate registered in the name of the Depository or its nominee, in definitive, fully registered form without interest coupons, which Certificate does not bear a Regulation S Legend.

                  "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or its successor in interest. If neither such rating agency nor any successor remains in existence, "S&P" shall be deemed to refer to such other nationally recognized statistical rating agency or other comparable Person designated by the Depositor, notice of which designation shall be given to the Trustee, the Fiscal Agent, the Master Servicer and the Special Servicer, and specific ratings of Standard & Poor's Ratings Services herein referenced shall be deemed to refer to the equivalent ratings of the party so designated.

                  "SASCO" shall mean Structured Asset Securities Corporation or any successor in interest.

                  "Scheduled Payment" shall mean, with respect to any Mortgage Loan, for any Due Date following the Cut-off Date as of which it is outstanding, the Monthly Payment on such Mortgage Loan that is or would be, as the case may be, payable by the related Mortgagor on such Due Date under the terms of the related Mortgage Note as in effect on the Closing Date, without regard to any subsequent change in or modification of such terms in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, extension, waiver or amendment of such Mortgage Loan, granted or agreed to by the Master Servicer or the Special Servicer pursuant to Section 3.20, and assuming that the full amount of each prior Scheduled Payment has been made in a timely manner.

                  "Securities Act" shall mean the Securities Act of 1933, as amended.

                  "Senior Certificate" shall mean any Class A-1, Class A-2 or Class X Certificate.

                  "Servicer Fee Amount" shall mean: (a) with respect to each Sub-Servicer, as of any date of determination, the aggregate of the products obtained by multiplying, for each Mortgage Loan primary serviced by such Sub-Servicer, (i) the Stated Principal Balance of such Mortgage Loan as of the close of business on the immediately preceding Distribution Date and (ii) the sub-servicing fee rate specified in the related Sub-Servicing Agreement for such Mortgage Loan; and (b) with respect to the Master Servicer, as of any date of determination, the aggregate of the products obtained by multiplying, for each Mortgage Loan, (i) the Stated Principal Balance of such Mortgage Loan as of the close of business on the immediately preceding Distribution Date and (ii) the excess, if any, of the Master Servicing Fee Rate for such Mortgage Loan, over the sub-servicing fee rate (if any) applicable to such Mortgage Loan, as specified in any Sub-Servicing Agreement related to such Mortgage Loan.

                  "Servicer Watch List" shall mean, for any Determination Date, a report (substantially in the form of Exhibit R attached hereto) of all Mortgage Loans, other than Specially Serviced Mortgage Loans, that constitute one of the following types of Mortgage Loans as of such Determination Date: (i) a Mortgage Loan that has a then current 12-months trailing or fiscal year-end Debt Service Coverage Ratio that is less than 1.05x; (ii) a Mortgage Loan as to which any required inspection of the related Mortgaged Property conducted by the Master Servicer indicates a problem that the Master Servicer determines can reasonably be expected to materially adversely affect the cash flow generated by such Mortgaged Property; (iii) a Mortgage Loan as to which the Master Servicer has actual knowledge of material damage or waste at the related Mortgaged Property; (iv) a Mortgage Loan as to which it has come to the Master Servicer's attention in the performance of its duties under this Agreement (without any expansion of such duties by reason thereof) that any tenant or collective group of tenants occupying 25% or more of the space in the related Mortgaged Property
(A) has vacated or intends to vacate such space (without being replaced by a comparable tenant and lease) or (B) has declared or intends to declare bankruptcy; or (C) is or are within six (6) months of its or their respective lease expiration dates; (v) a Mortgage Loan that is at least 30 days delinquent in payment; and (vi) a Mortgage Loan that is within 60 days of maturity.

                  "Servicing Account" shall have the meaning assigned thereto in
Section 3.03(a).

                  "Servicing Advances" shall mean all customary, reasonable and necessary "out of pocket" costs and expenses (including attorneys' fees and fees and expenses of real estate brokers) incurred by the Master Servicer, the Special Servicer, the Fiscal Agent or the Trustee in connection with the servicing of a Mortgage Loan, if a default is imminent thereunder or a default, delinquency or other unanticipated event has occurred with respect thereto, or in connection with the administration of any REO Property, including, but not limited to, the cost of (a) compliance with the obligations of the


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


Master Servicer, the Special Servicer, the Fiscal Agent or the Trustee, if any, set forth in Section 3.03(c), (b) the preservation, insurance, restoration, protection and management of a Mortgaged Property, (c) obtaining any Insurance Proceeds or Liquidation Proceeds, (d) any enforcement or judicial proceedings with respect to a Mortgaged Property, including foreclosures, (e) any Required Appraisal or any other appraisal or update thereof expressly permitted or required to be obtained hereunder, (f) the operation, management, maintenance and liquidation of any REO Property, (g) obtaining any related ratings confirmation, and (h) compliance with the obligations of the Master Servicer set forth in Section 3.24 to the extent that the related Reserve Funds or excess cash flow after scheduled debt service on the related Mortgage Loan are insufficient, and the payment of which is necessary to avoid a Credit Tenant exercising a Maintenance Right or Additional Right; provided that, notwithstanding anything to the contrary, "Servicing Advances" shall not include allocable overhead of the Master Servicer, the Special Servicer or the Trustee, such as costs for office space, office equipment, supplies and related expenses, employee salaries and related expenses and similar internal costs and expenses, or costs and expenses incurred by any such party in connection with its purchase of any Mortgage Loan or REO Property pursuant to any provision of this Agreement.

                  "Servicing Fees" shall mean, with respect to each Mortgage Loan and REO Loan, the Master Servicing Fee and the Special Servicing Fee.

                  "Servicing File" shall mean, collectively, any and all documents (other than documents required to be part of the related Mortgage
File) in the possession of the Master Servicer or the Special Servicer and relating to the origination and servicing of any Mortgage Loan, including appraisals, surveys, engineering reports and environmental reports.

                  "Servicing Officer" shall mean any officer or employee of the Master Servicer or the Special Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished by such party to the Trustee and the Depositor on the Closing Date, as such list may be amended from time to time.

                  "Servicing-Released Bid" shall have the meaning assigned thereto in Section 7.01(c).

                  "Servicing-Retained Bid" shall have the meaning assigned thereto in Section 7.01(c).

                  "Servicing Standard" shall mean, with respect to the Master Servicer or the Special Servicer, to service and administer the Mortgage Loans and any REO Properties for which it is responsible: (i) with the same care, skill, prudence and diligence as is normal and usual in its general mortgage servicing and asset management activities with respect to mortgage loans comparable to such Mortgage Loans and real properties comparable to such REO Properties that either (A) are part of other third party portfolios (giving due consideration to customary and usual standards of practice of prudent institutional commercial mortgage lenders servicing their own loans); or (B) are held as part of its own portfolio, whichever is a higher standard; (ii) with a view to the timely collection of all scheduled payments of principal and interest, including Balloon Payments, under the Mortgage Loans or, in the case of the Special Servicer, if a Mortgage Loan comes into and continues in default and if, in the reasonable, good faith judgment of the Special Servicer, no satisfactory arrangements can be made for the collection of the delinquent payments, with a view to the maximization of the recovery on such Mortgage Loan to the Certificateholders (as a collective whole), on a present value basis (the relevant discounting of anticipated collections that will be distributable to the Certificateholders to be performed at the related Mortgage Rate); and (iii) without regard to (A) any relationship that the Master Servicer or the Special Servicer, as the case may be, or any Affiliate thereof may have with any of the related


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


Mortgagors; (B) the ownership of any Certificate by the Master Servicer or the Special Servicer, as the case may be, or any Affiliate of either of them; (C) the obligation of the Master Servicer or the Special Servicer, as the case may be, to make Advances; (D) the right of the Master Servicer or the Special Servicer, as the case may be, or any Affiliate of either of them, to receive reimbursement of costs, or any compensation payable to it hereunder generally or with respect to any particular transaction; and (E) the ownership, servicing or management of other loans or properties not included in or securing, as the case may be, the Mortgage Pool or otherwise serviced and administered pursuant to this Agreement.

                  "Servicing Transfer Event" shall mean, with respect to any Mortgage Loan, the occurrence of any of the events described in clauses (a) through (g) of the definition of "Specially Serviced Mortgage Loan".

                  "Single Certificate" shall mean, for purposes of Section 4.02, a hypothetical Regular Interest Certificate evidencing an initial $1,000 denomination.

                  "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that: (i) it was formed or organized solely for the purpose of either owning and operating the Mortgaged Property or Properties securing one or more Mortgage Loans, or owning and pledging Defeasance Collateral in connection with the defeasance of a Defeasance Loan, as the case may be, (ii) it may not engage in any business unrelated to such Mortgaged Property or Properties or such Defeasance Collateral, as the case may be, (iii) it will not have any assets other than those related to its interest in and operation of such Mortgaged Property or such Defeasance Collateral, as the case may be, (iv) it may not incur indebtedness other than incidental to its ownership and operation of the applicable Mortgaged Property or Properties or Defeasance Collateral, as the case may be, (v) it will maintain its own books and records and accounts separate and apart from any other Person, (vi) it will hold itself out as a legal entity, separate and apart from any other Person and, (vii) in the case of such an entity whose sole purpose is owning or operating a Mortgaged Property, it will have an independent director or, if such entity is a partnership or a limited liability company, at least one general partner or limited liability company member thereof, as applicable, which shall itself be a "single purpose entity" (having as its sole asset its interest in the Single Purpose Entity) with an independent director.

                  "Special Reserve Account" shall mean any segregated account or account created and maintained by the Master Servicer, pursuant to Section 2.03(e), on behalf of the Trustee in trust for the Certificateholders and the Depositor with respect to any Recording/Title Policy Omission Cash Deposit with respect to an LBHI Mortgage Loan, and on behalf of the Certificateholders and UBSPF with respect to any Recording/Title Policy Omission Cash Deposit with respect to a UBS Mortgage Loan, which shall be entitled: "ORIX Real Estate Capital Markets, LLC [OR THE NAME OF ANY SUCCESSOR MASTER SERVICER], as Master Servicer, on behalf of LaSalle Bank National Association [OR THE NAME OF ANY SUCCESSOR TRUSTEE], as Trustee, in trust for the registered holders of LB-UBS Commercial Mortgage Trust 2000-C4, Commercial Mortgage Pass-Through Certificates, Series 2000-C4, and [NAME OF PARTY PROVIDING RECORDING/TITLE POLICY RESERVE], Special Reserve Account".

                  "Special Servicer" shall mean ORIX, in its capacity as special servicer hereunder, or any successor special servicer appointed as herein provided.


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


                  "Special Servicing Fee" shall mean, with respect to each Specially Serviced Mortgage Loan and each REO Loan, the fee designated as such and payable to the Special Servicer pursuant to Section 3.11(c).

                  "Special Servicing Fee Rate" shall mean, with respect to each Specially Serviced Mortgage Loan and each REO Loan, 0.25% per annum.

                  "Specially Serviced Mortgage Loan" shall mean any Mortgage Loan as to which any of the following events has occurred:

                  (a) the related Mortgagor has failed to make when due any
                      Monthly Payment (including a Balloon Payment), which failure continues, or the Master Servicer determines, in its reasonable, good faith judgment, will continue, unremedied (without regard to any grace period) (i) for 60 days beyond the date on which the subject payment was due, or (ii) in the case of a defaulted Balloon Mortgage Loan that is delinquent in respect of its Balloon Payment, but as to which the related Mortgagor has delivered a refinancing commitment acceptable to the Special Servicer within 60 days of the date the subject payment was due, for such longer period (not to exceed 120 days beyond the related maturity date) during which the refinancing is expected to occur;

                  (b) the Master Servicer shall have determined, in its good faith, reasonable judgment, that a default in the making of a Monthly Payment on such Mortgage Loan, including a Balloon Payment, is likely to occur within 30 days and is likely to remain unremedied (without regard to any grace period) for at least the period contemplated by clause (a) of this definition; or

                  (c) there shall have occurred a default (other than as
                      described in clause (a) above) on such Mortgage Loan, and such default (i) materially impairs the value of the Mortgaged Property as security for such Mortgage Loan or otherwise materially adversely affects the interests of Certificateholders, and (ii) continues unremedied for the applicable grace period under the terms of such Mortgage Loan (or, if no grace period is specified, for 30 days); or

                  (d) a decree or order of a court or agency or supervisory
                      authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the related Mortgagor and such decree or order shall have remained in force and not dismissed for a period of 60 days; or

                  (e) the related Mortgagor shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to such Mortgagor or of or relating to all or substantially all of its property; or

                  (f) the related Mortgagor shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                  (g) the Master Servicer shall have received notice of the
                      commencement of foreclosure or similar proceedings with respect to the related Mortgaged Property;

provided, however, that a Mortgage Loan will cease to be a Specially Serviced Mortgage Loan when a Liquidation Event has occurred with respect to such Mortgage Loan, when the related Mortgaged Property has become an REO Property or, so long as at such time no circumstance identified in clauses (a) through
(g) above exists that would cause the Mortgage Loan to continue to be characterized as a Specially Serviced Mortgage Loan, when:

                  (w) with respect to the circumstances described in clause (a)
                      of this definition, the related Mortgagor has made three consecutive full and timely Monthly Payments under the terms of such Mortgage Loan (as such terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related Mortgagor or by reason of a modification, extension, waiver or amendment granted or agreed to by the Master Servicer or the Special Servicer pursuant to Section 3.20);

                  (x) with respect to the circumstances described in clauses
                      (b), (d), (e) and (f) of this definition, such circumstances cease to exist in the good faith, reasonable judgment of the Special Servicer, but, with respect to any bankruptcy or insolvency proceedings described in clauses
                      (d), (e) and (f), no later than the entry of an order or decree dismissing such proceeding;

                  (y) with respect to the circumstances described in clause (c)
                      of this definition, such default is cured as determined by the Special Servicer in its reasonable, good faith judgment; and

                  (z) with respect to the circumstances described in clause (g)
                      of this definition, such proceedings are terminated.

                  The Special Servicer may conclusively rely on the Master Servicer's determination as to whether a Servicing Transfer Event has occurred giving rise to a Mortgage Loan's becoming a Specially Serviced Mortgage Loan.

                  "Startup Day" shall mean, with respect to each REMIC Pool, the day designated as such in Section 10.01(c).

                  "Stated Maturity Date" shall mean, with respect to any Mortgage Loan, the Due Date specified in the related Mortgage Note (as in effect on the Closing Date) on which the last payment of principal is due and payable under the terms of such Mortgage Note (as in effect on the Closing Date), without regard to any change in or modification of such terms in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, extension, waiver or amendment of such Mortgage Loan granted or agreed to by the Master Servicer or the Special Servicer pursuant to Section
3.20 and, in the case of an ARD Loan, without regard to its Anticipated Repayment Date.

                  "Stated Principal Balance" shall mean, with respect to any Mortgage Loan (and any successor REO Loan with respect thereto), the Cut-off Date Balance of such Mortgage Loan, as permanently reduced on each Distribution Date (to not less than zero) by (i) that portion, if any, of the Principal Distribution Amount for such Distribution Date allocable to such Mortgage Loan (or any such successor REO Loan with respect thereto), and (ii) the principal portion of any Realized Loss incurred in respect of such Mortgage Loan (or any such successor REO Loan with respect thereto) during the related Collection Period. Notwithstanding the foregoing, if a Liquidation Event occurs in respect of any Mortgage Loan or REO Property, then the "Stated Principal Balance" of such Mortgage Loan or of the related REO Loan, as the case may be, shall be zero commencing as of the Distribution Date in the Collection Period next following the Collection Period in which such Liquidation Event occurred.

                  "Subordinate Available Distribution Amount" shall mean, with respect to any Distribution Date, the excess, if any, of the Available Distribution Amount for such Distribution Date, over the aggregate distributions, if any, to be made on the Senior Certificates on such Distribution Date pursuant to Section 4.01(a).

                  "Subordinate Certificate" shall mean any Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class R-I, Class R-II or Class R-III Certificate.

                  "Sub-Servicer" shall mean any Person with which the Master Servicer or the Special Servicer has entered into a Sub-Servicing Agreement.

                  "Sub-Servicing Agreement" shall mean the written contract between the Master Servicer or the Special Servicer, on the one hand, and any Sub-Servicer, on the other hand, relating to servicing and administration of Mortgage Loans as provided in Section 3.22.

                  "Successful Bidder" shall have the meaning assigned thereto in
Section 7.01(c).

                  "Tax Administrator" shall mean any tax administrator appointed pursuant to Section 8.13 (or, in the absence of any such appointment, the Trustee).

                  "Tax Matters Person" shall mean, with respect to any REMIC Pool, the Person designated as the "tax matters person" of such REMIC Pool in the manner provided under Treasury regulation section 1.860F-4(d) and temporary Treasury regulation section 301.6231(a)(7)-1T, which Person shall be the Plurality Residual Interest Certificateholder in respect of the related Class of Residual Interest Certificates.

                  "Tax Returns" shall mean the federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of each REMIC Pool due to its classification as a REMIC under the REMIC Provisions, and the federal income tax return to be filed on behalf of the Grantor Trust due to its classification as a grantor trust under the Grantor Trust Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the IRS under any applicable provisions of federal tax law or any other governmental taxing authority under applicable state and local tax law.

                  "Transaction Documents" shall mean, collectively, this Agreement, the Mortgage Loan Purchase Agreements and the Underwriting Agreement.

                  "Transfer" shall mean any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

                  "Transfer Affidavit and Agreement" shall have the meaning assigned thereto in Section 5.02(d)(i)(B).

                  "Transferee" shall mean any Person who is acquiring, by Transfer, any Ownership Interest in a Certificate.

                  "Transferor" shall mean any Person who is disposing of, by Transfer, any Ownership Interest in a Certificate.

                  "Trust" shall mean the common law trust created hereunder.

                  "Trust Fund" shall mean, collectively, all of the assets of REMIC I, REMIC II, REMIC III and the Grantor Trust, together with the Special Reserve Account and any Recording/Title Policy Omission Cash Deposits and Recording/Title Policy Omission Credits delivered by the Depositor and/or UBSPF to the Master Servicer as contemplated by Sections 2.03(d) and 2.03(e).

                  "Trustee" shall mean LaSalle, in its capacity as trustee hereunder, or any successor trustee appointed as herein provided.

                  "Trustee Fee" shall mean, with respect to each Distribution Date, an amount equal to one-twelfth of the product of (i) the Trustee Fee Rate, multiplied by (ii) the aggregate Stated Principal Balance of the Mortgage Pool outstanding immediately prior to such Distribution Date.

                  "Trustee Fee Rate" shall mean 0.0033% per annum.

                  "Trustee Liability" shall have the meaning assigned thereto in
Section 8.05(b).

                  "UBS/Depositor Mortgage Loan Purchase Agreement" shall mean that certain Mortgage Loan Purchase Agreement dated as of September 21, 2000, between UBSPF and the Depositor.

                  "UBS Mortgage Loan" shall mean any Mortgage Loan transferred by UBSPF to the Depositor, pursuant to the UBS/Depositor Mortgage Loan Purchase Agreement.

                  "UBSPF" shall mean UBS Principal Finance, LLC or its successor in interest.

                  "UCC" shall mean the Uniform Commercial Code in effect in the applicable jurisdiction.

                  "UCC Financing Statement" shall mean a financing statement executed and filed pursuant to the UCC.

                  "Uncertificated Accrued Interest" shall mean the interest accrued from time to time with respect to any REMIC I Regular Interest or REMIC II Regular Interest, the amount of which interest shall equal: (a) in the case of any REMIC I Regular Interest for any Interest Accrual Period, one-twelfth of the product of (i) the REMIC I Remittance Rate applicable to such REMIC I Regular Interest for such


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


Interest Accrual Period, multiplied by (ii) the Uncertificated Principal Balance of such REMIC I Regular Interest outstanding immediately prior to the related Distribution Date; and (b) in the case of any REMIC II Regular Interest for any Interest Accrual Period, one-twelfth of the product of (i) the REMIC II Remittance Rate applicable to such REMIC II Regular Interest for such Interest Accrual Period, multiplied by (ii) the Uncertificated Principal Balance of such REMIC II Regular Interest outstanding immediately prior to the related Distribution Date.

                  "Uncertificated Distributable Interest" shall mean: (a) with respect to any REMIC I Regular Interest for any Distribution Date, an amount of interest equal to the amount of Uncertificated Accrued Interest in respect of such REMIC I Regular Interest for the related Interest Accrual Period, reduced (to not less than zero) by the product of (i) any Net Aggregate Prepayment Interest Shortfall for such Distribution Date, multiplied by (ii) a fraction, the numerator of which is the amount of Uncertificated Accrued Interest in respect of such REMIC I Regular Interest for the related Interest Accrual Period, and the denominator of which is the aggregate amount of Uncertificated Accrued Interest in respect of all the REMIC I Regular Interests for the related Interest Accrual Period; and (b) with respect to any REMIC II Regular Interest for any Distribution Date, the amount of Uncertificated Accrued Interest in respect of such REMIC II Regular Interest for the related Interest Accrual Period, reduced (to not less than zero) by the product of (i) any Net Aggregate Prepayment Interest Shortfall for such Distribution Date, multiplied by (ii) a fraction, the numerator of which is the amount of Uncertificated Accrued Interest in respect of such REMIC II Regular Interest for the related Interest Accrual Period, and the denominator of which is the aggregate amount of Uncertificated Accrued Interest in respect of all the REMIC II Regular Interests for the related Interest Accrual Period.

                  "Uncertificated Principal Balance" shall mean the principal balance of any REMIC I Regular Interest or REMIC II Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Principal Balance of each REMIC I Regular Interest shall equal the Cut-off Date Balance of the related Mortgage Loan, and the Uncertificated Principal Balance of each REMIC II Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial Uncertificated Principal Balance. On each Distribution Date, the Uncertificated Principal Balance of each REMIC II Regular Interest shall be permanently reduced by all distributions of principal deemed to have been made thereon on such Distribution Date pursuant to Section 4.01(j), and shall be further permanently reduced on such Distribution Date by all Realized Losses and Additional Trust Fund Expenses deemed to have been allocated thereto on such Distribution Date pursuant to Section 4.04(b). On each Distribution Date, the Uncertificated Principal Balance of each REMIC I Regular Interest shall be permanently reduced by all distributions of principal deemed to have been made in respect of such REMIC I Regular Interest on such Distribution Date pursuant to Section 4.01(k), and shall be further permanently reduced on such Distribution Date by all Realized Losses and Additional Trust Fund Expenses deemed to have been allocated thereto on such Distribution Date pursuant to Section 4.04(c).

                  "Underwriters" shall mean Lehman Brothers Inc., UBS Warburg LLC and Deutsche Bank Securities Inc. and their respective successors in interest.

                  "Underwriting Agreement" shall mean the Underwriting Agreement dated as of September 21, 2000, between the Depositor and the Underwriters.

                  "United States Tax Person" shall mean a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income from sources without the United States is


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


includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust (or to the extent provided in the Treasury regulations, if the trust was in existence on August 20, 1996 and elected to be treated as a United States person), all within the meaning of Section 7701(a) (30) of the Code.

                  "United States Securities Person" shall mean any "U.S. person" as defined in Rule 902(k) of Regulation S.

                  "Unrestricted Servicer Reports" shall mean each of the Delinquent Loan Status Report, Historical Loan Modification Report, Historical Liquidation Report, REO Status Report and Loan Payoff Notification Report.

                  "Voting Rights" shall mean the portion of the voting rights of all of the Certificates which is allocated to any Certificate. At all times during the term of this Agreement, 99% of the Voting Rights shall be allocated among the Holders of the various Classes of the Principal Balance Certificates in proportion to the respective Class Principal Balances of their Certificates, and 1% of the Voting Rights shall be allocated to the Holders of the Class X Certificates. Voting Rights allocated to a Class of Certificateholders shall be allocated among such Certificateholders in standard proportion to the Percentage Interests evidenced by their respective Certificates.

                  "Weighted Average REMIC I Remittance Rate" shall mean, with respect to any Interest Accrual Period, the rate per annum equal to the weighted average, expressed as a percentage and rounded to six decimal places, of the REMIC I Remittance Rates applicable to the respective REMIC I Regular Interests for such Distribution Date, weighted on the basis of the respective Uncertificated Principal Balances of such REMIC I Regular Interests outstanding immediately prior to such Distribution Date.

                  "Workout Fee" shall mean, with respect to each Corrected Loan, the fee designated as such and payable to the Special Servicer pursuant to
Section 3.11(c).

                  "Workout Fee Rate" shall mean, with respect to each Corrected Loan as to which a Workout Fee is payable, 1.0%.

                  "Yield Maintenance Charge" shall mean the payments paid or payable, as the context requires, on a Mortgage Loan as the result of a Principal Prepayment thereon, not otherwise due thereon in respect of principal or interest, which have been calculated (based on scheduled payments of interest and/or principal on such Mortgage Loan) to compensate the holder for reinvestment losses based on the value of an interest rate index at or near the time of prepayment. Any other prepayment premiums, penalties and fees not so calculated will not be considered "Yield Maintenance Charges". In the event that a Yield Maintenance Charge shall become due for any particular Mortgage Loan, the Master Servicer shall be required to follow the terms and provisions contained in the applicable Mortgage Note, provided, however, in the event the particular Mortgage Note shall not specify the U.S. Treasuries which shall be used in determining the discount rate or the reinvestment yield to be applied in such calculation, the Master Servicer shall be required to use those U.S. Treasuries which shall generate the lowest discount rate or reinvestment yield for the purposes thereof. Accordingly, if either no U.S. Treasury issue, or more than one U.S. Treasury issue, shall coincide with the term over which the Yield Maintenance Charge shall be calculated (which depending on the applicable Mortgage Note is based on


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


the remaining average life of the Mortgage Loan or the actual term remaining through the related Stated Maturity Date or Anticipated Repayment Date, as applicable), the Master Servicer shall use the applicable U.S. Treasury whose reinvestment yield is the lowest, with such yield being based on the bid price for such issue as published in The Wall Street Journal on the date that is fourteen (14) days prior to the date that the Yield Maintenance Charge shall become due and payable (or, if such bid price is not published on that date, the next preceding date on which such bid price is so published) and converted to a monthly compounded nominal yield. The monthly compounded nominal yield ("MEY") is derived from the reinvestment yield or discount rate and shall be defined as MEY = (12 X [{(1+ "BEY"/2) ^1/6}-1]) X 100, where BEY is defined as the U.S. Treasury Reinvestment Yield which is in decimal form and not in percentage, and 1/6 is the exponential power to which a portion of the equation is raised. For example, using a BEY of 5.50%, the MEY = (12 X [{(1+ .055/2) ^ 0.16667}- 1]) X
100 where .055 is the decimal version of the percentage 5.5% and 0.16667 is the decimal version of the exponential power. The MEY in the above calculation is 5.44%.

                  SECTION 1.02. General Interpretive Principles.

                  For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (i) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

                  (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

                  (iii) references herein to "Articles", "Sections", "Subsections", "Paragraphs" and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

                  (iv) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same
           Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

                  (v) the words "herein", "hereof", "hereunder", "hereto", "hereby" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

                  (vi) the terms "include" or "including" shall mean without limitation by reason of enumeration.


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


                                   ARTICLE II

          CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES;
                        ORIGINAL ISSUANCE OF CERTIFICATES


         SECTION 2.01. Creation of Trust; Conveyance of Mortgage Loans.

                  (a) It is the intention of the parties hereto that a common law trust be established pursuant to this Agreement and that such trust be designated as "LB-UBS Commercial Mortgage Trust 2000-C4". LaSalle is hereby appointed, and does hereby agree, to act as Trustee hereunder and, in such capacity, to hold the Trust Fund in trust for the exclusive use and benefit of all present and future Certificateholders. The Depositor, concurrently with the execution and delivery hereof, does hereby assign, sell, transfer, set over and otherwise convey to the Trustee in trust, without recourse, for the benefit of the Certificateholders, all the right, title and interest of the Depositor in, to and under (i) the Mortgage Loans, (ii) the UBS/Depositor Mortgage Loan Purchase Agreement, and (iii) all other assets included or to be included in the Trust Fund. Such assignment includes all interest and principal received or receivable on or with respect to the Mortgage Loans and due after the Cut-off Date. The parties hereto acknowledge and agree that, notwithstanding Section 11.07, the transfer of the Mortgage Loans and the related rights and property accomplished hereby is absolute and is intended by them to constitute a sale.

                  (b) In connection with the Depositor's assignment pursuant to
Section 2.01(a) above, the Depositor shall, in the case of each UBS Mortgage Loan, direct UBSPF (pursuant to the UBS/Depositor Mortgage Loan Purchase Agreement) to deliver to and deposit with the Trustee or a Custodian appointed thereby, and shall, in the case of each LBHI Mortgage Loan, itself deliver to and deposit with the Trustee or a Custodian appointed thereby, on or before the Closing Date, the Mortgage File for such Mortgage Loan, with copies of the related Mortgage Note, Mortgage(s) and reserve and cash management agreements for such Mortgage Loan to be delivered to the Master Servicer and the Special Servicer. None of the Trustee, any Custodian, the Master Servicer or the Special Servicer shall be liable for any failure by a Mortgage Loan Seller or the Depositor to comply with the document delivery requirements of the respective Mortgage Loan Purchase Agreements and this Section 2.01(b).

                  After the Depositor's transfer of the Mortgage Loans to the Trustee pursuant to this Section 2.01(b), the Depositor shall not take any action inconsistent with the Trust's ownership of the Mortgage Loans.

                  (c) The Depositor hereby represents and warrants that it has retained or caused to be retained, with respect to each LBHI Mortgage Loan, and UBSPF has covenanted in the UBS/Depositor Mortgage Loan Purchase Agreement that it shall retain with respect to each UBS Mortgage Loan, an Independent Person for purposes of promptly (and in any event within 45 days following the later of the Closing Date and the date on which all necessary recording or filing, as applicable, information is available to that Independent Person) recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, as appropriate, each related assignment of Mortgage and assignment of Assignment of Leases, in favor of the Trustee referred to in clause (iv) of the definition of "Mortgage File" and each related UCC-2 and UCC-3 assignment referred to in clause (viii) of the definition of "Mortgage File". The Depositor hereby represents and warrants that it has deposited or caused to be deposited, with respect to each LBHI Mortgage Loan, and UBSPF has covenanted in the UBS/Depositor Mortgage Loan Purchase Agreement that it shall deposit, with respect to each UBS Mortgage Loan, in each case with the Independent Person retained by such party to record and/or file assignments and other instruments of transfer relating to the LBHI Mortgage Loans, in the case of the Depositor, and the UBS Mortgage Loans, in the case of UBSPF, a cash escrow amount to be applied toward such recording and filing of assignments and other documents of transfer, which cash escrow amount has been determined by the party making each such escrow deposit to be sufficient for such purpose.

                  Notwithstanding the foregoing, the Depositor may, in the case of an LBHI Mortgage Loan, and UBSPF may, in the case of a UBS Mortgage Loan, request the Trustee to record or file, as applicable, any of the assignments of Mortgage, assignments of Assignment of Leases or UCC Financing Statements referred to above, and in such event, the requesting party shall cause any such unrecorded or unfiled document to be delivered to the Trustee. The Trustee shall promptly undertake to record or file any such document upon its receipt thereof.

                  The Depositor shall bear the cost of the recording and filing referred to in the prior two paragraphs with respect to the LBHI Mortgage Loans, and the Depositor represents and warrants that the UBS/Depositor Mortgage Loan Purchase Agreement provides that UBSPF shall bear the cost of the recording and filing referred to in the prior two paragraphs with respect to the UBS Mortgage Loans. Each assignment referred to in the prior two paragraphs shall reflect that it should be returned by the public recording office to the Trustee or its agent following recording, and each UCC-2 and UCC-3 assignment referred to in the prior two paragraphs shall reflect that the file copy thereof should be returned to the Trustee or its agent following filing; provided that, in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Trustee shall obtain therefrom a certified copy of the recorded original. On a monthly basis, the Trustee shall forward to the Master Servicer a copy of each of the aforementioned assignments following the Trustee's receipt thereof. If any such document or instrument relating to a UBS Mortgage Loan is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Trustee shall direct UBSPF (pursuant to the UBS/Depositor Mortgage Loan Purchase Agreement) promptly to prepare or cause the preparation of a substitute therefor or to cure such defect, as the case may be, and to deliver to the Trustee the substitute or corrected document. If any such document or instrument relating to an LBHI Mortgage Loan is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Depositor shall promptly prepare or cause the preparation of a substitute therefor or cure such defect, as the case may be, and shall deliver to the Trustee the substitute or corrected document. The Trustee shall upon receipt, whether from UBSPF or the Depositor, cause the same to be duly recorded or filed, as appropriate.

                  The Depositor hereby represents and warrants that it has contractually obligated each of UBSPF and LBHI, pursuant to the related Mortgage Loan Purchase Agreement, to provide the Trustee and the Master Servicer with a power of attorney to enable the Trustee to record, at the expense of the Depositor, in the case of an LBHI Mortgage Loan, or at the expense of UBSPF, in the case of a UBS Mortgage Loan, any loan documents that, as contemplated by the foregoing paragraphs of this Section 2.01(c) and/or the definition of "Mortgage File", are to be recorded and that the Trustee has been requested to record.

                  (d) In connection with the Depositor's assignment pursuant to
Section 2.01(a) above, the Depositor shall, in the case of each UBS Mortgage Loan, direct UBSPF (pursuant to the UBS/Depositor Mortgage Loan Purchase Agreement) to deliver to and deposit with the Master Servicer, and shall, in the case of each LBHI Mortgage Loan, itself deliver to and deposit with the Master


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


Servicer, on or before the Closing Date, all documents and records in the possession of UBSPF or the Depositor, as the case may be, that relate to such Mortgage Loan and that are not required to be a part of the related Mortgage File in accordance with the definition thereof, together (i) with all unapplied Escrow Payments and Reserve Funds in the possession of UBSPF or the Depositor, as the case may be, that relate to such Mortgage Loan and (ii) a statement indicating which Escrow Payments and Reserve Funds are allocable to such Mortgage Loan. The Master Servicer shall hold all such documents, records and funds on behalf of the Trustee in trust for the benefit of the Certificateholders.

                  (e) It is not intended that this Agreement create a partnership or a joint-stock association.

                  SECTION 2.02. Acceptance of Trust Fund by Trustee.

                  (a) The Trustee, by its execution and delivery of this Agreement, hereby accepts receipt, directly or through a Custodian on its behalf, of (i) the Mortgage Loans and all documents delivered to it that constitute portions of the related Mortgage Files and (ii) all other assets delivered to it and included in the Trust Fund, in good faith and without notice of any adverse claim, and declares that it or a Custodian on its behalf holds and will hold such documents and any other documents subsequently received by it that constitute portions of the Mortgage Files, and that it holds and will hold the Mortgage Loans and such other assets, together with any other assets subsequently delivered to it that are to be included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. In connection with the foregoing, the Trustee hereby certifies to each of the other parties hereto, each Mortgage Loan Seller and each Underwriter that, as to each Mortgage Loan, except as specifically identified in the Schedule of Exceptions to Mortgage File Delivery attached hereto as Schedule II, (i) all documents specified in clause (i) of the definition of "Mortgage File" are in its possession or the possession of a Custodian on its behalf, and (ii) the original Mortgage Note (or, if accompanied by a lost note affidavit, the copy of such Mortgage Note) received by it or any Custodian with respect to such Mortgage Loan has been reviewed by it or by such Custodian on its behalf and (A) appears regular on its face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the Mortgagor), (B) appears to have been executed (where appropriate) and (C) purports to relate to such Mortgage Loan.

                  (b) On or about the 45th day following the Closing Date (and, if any exceptions are noted, again on or about the 90th day following the Closing Date and monthly thereafter until the earliest of (i) the second anniversary of the Closing Date, (ii) the day on which all material exceptions have been removed and (iii) the day on which the Depositor has repurchased the last affected Mortgage Loan), the Trustee or a Custodian on its behalf shall review the documents delivered to it or such Custodian with respect to each Mortgage Loan, and the Trustee shall, subject to Sections 2.01, 2.02(c) and 2.02(d), certify in writing (substantially in the form of Exhibit C hereto) to each of the other parties hereto, each Mortgage Loan Seller and each Underwriter that, as to each Mortgage Loan then subject to this Agreement (except as specifically identified in any exception report annexed to such certification):
(i) all documents specified in clauses (i) through (v), (vii) and (viii) (without regard to the second parenthetical in such clause (viii)) of the definition of "Mortgage File" are in its possession or the possession of a Custodian on its behalf; (ii) the recordation/filing contemplated by Section 2.01(c) has been completed (based solely on receipt by the Trustee of the particular recorded/filed documents); (iii) all documents received by it or any Custodian with respect to such Mortgage Loan have been reviewed by it or by such Custodian on its behalf and (A) appear regular on their face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the Mortgagor), (B) appear to


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


have been executed (where appropriate) and (C) purport to relate to such Mortgage Loan; and (iv) based on the examinations referred to in Section 2.02(a) above and this Section 2.02(b) and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule with respect to the items specified in clauses (v) and (vi)(B) of the definition of "Mortgage Loan Schedule" accurately reflects the information set forth in the Mortgage File. If the Trustee's obligation to deliver the certifications contemplated in this subsection terminates because two years have elapsed since the Closing Date, the Trustee shall deliver a comparable certification to any party hereto and any Underwriter on request.

                  (c) None of the Trustee, the Master Servicer, the Special Servicer or any Custodian is under any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the Mortgage Loans delivered to it to determine that the same are valid, legal, effective, genuine, binding, enforceable, sufficient or appropriate for the represented purpose or that they are other than what they purport to be on their face. Furthermore, none of the Trustee, the Master Servicer, the Special Servicer or any Custodian shall have any responsibility for determining whether the text of any assignment or endorsement is in proper or recordable form, whether the requisite recording of any document is in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction.

                  (d) It is understood that the scope of the Trustee's review of the Mortgage Files is limited solely to confirming that the documents specified in clauses (i) through (v), (vii) and (viii) of the definition of "Mortgage File" have been received and such additional information as will be necessary for delivering the certifications required by Sections 2.02(a) and (b) above.

                  (e) If, after the Closing Date, the Depositor comes into possession of any documents or records that constitute part of the Mortgage File or Servicing File for any Mortgage Loan, the Depositor shall promptly deliver such document to the Trustee (if it constitutes part of the Mortgage File) or the Master Servicer (if it constitutes part of the Servicing File), as applicable.

                  SECTION 2.03. Repurchase of Mortgage Loans for Document
                                Defects and Breaches of Representations and Warranties; the Special Reserve Account.

                  (a) If any party hereto discovers that any document constituting a part of a Mortgage File has not been properly executed, is missing, contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan Schedule, or does not appear to be regular on its face (each, a "Document Defect"), or discovers or receives notice of a breach of any representation or warranty of UBSPF made pursuant to Section 3(b) of the UBS/Depositor Mortgage Loan Purchase Agreement with respect to any UBS Mortgage Loan (a "Breach"), or discovers or receives notice of a breach of any representation or warranty of the Depositor set forth in Section 2.04(b) with respect to any LBHI Mortgage Loan (also, a "Breach"), such party shall give prompt written notice thereof to each of the Rating Agencies, the related Mortgage Loan Seller, the other parties hereto and the Controlling Class Representative. If any such Document Defect or Breach materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders therein, then such Document Defect shall constitute a "Material Document Defect" or such Breach shall constitute a "Material Breach", as the case may be. Promptly upon becoming aware of any such Material Document Defect or Material Breach with respect to a UBS Mortgage Loan (including through a written notice given by any party hereto, as provided above), the Trustee shall (and the Special Servicer may) require UBSPF, within the time period and subject to the conditions provided for in the UBS/Depositor


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


Mortgage Loan Purchase Agreement, to cure such Material Document Defect or Material Breach, as the case may be, or repurchase the affected Mortgage Loan at the applicable Purchase Price by wire transfer of immediately available funds to the Custodial Account. A copy of each of the foregoing requests for repurchase shall be delivered to the Controlling Class Representative. Promptly upon becoming aware of any such Material Document Defect or Material Breach with respect to an LBHI Mortgage Loan (including through a written notice given by any party hereto, as provided above), the Depositor shall, not later than 90 days from the earlier of the Depositor's discovery or receipt of notice of such Material Document Defect or Material Breach, as the case may be (or, in the case of a Material Document Defect or Material Breach relating to an LBHI Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions, not later than 90 days of any party discovering such Material Document Defect or Material Breach) (any such 90-day period, the "Initial Resolution Period"), cure the same in all material respects (which cure shall include payment of losses and any Additional Trust Fund Expenses associated therewith) or, if such Material Document Defect or Material Breach, as the case may be, cannot be cured within the Initial Resolution Period, repurchase the affected LBHI Mortgage Loan at the applicable Purchase Price by wire transfer of immediately available funds to the Custodial Account; provided, however, that if
(i) such Material Document Defect or Material Breach is capable of being cured but not within the Initial Resolution Period, (ii) such Material Document Defect or Material Breach is not related to any LBHI Mortgage Loan's failure to be a "qualified mortgage" within the meaning of the REMIC Provisions and (iii) the Depositor has commenced and is diligently proceeding with the cure of such Material Document Defect or Material Breach within the Initial Resolution Period, then the Depositor shall have an additional period equal to the applicable Resolution Extension Period to complete such cure or, in the event of a failure to so cure, to complete such repurchase (it being understood and agreed that, in connection with the Depositor's receiving a Resolution Extension Period, the Depositor shall deliver an Officer's Certificate to the Trustee setting forth the reasons such Material Document Defect or Material Breach is not capable of being cured within the Initial Resolution Period and what actions the Depositor is pursuing in connection with the cure thereof and stating that the Depositor anticipates that such Material Document Defect or Material Breach will be cured within the Resolution Extension Period). Without limiting any of the foregoing, (A) the absence of an original Mortgage Note, an original or a copy of a Mortgage (with or without evidence of recording thereon), an original or a copy of a lender's title insurance policy, an Assignment of Leases (with or without evidence of recording thereon, but only if separate from the related Mortgage) or, in the case of a Mortgage Loan secured by a hospitality or healthcare property, a filed UCC-1 financing statement, from a Mortgage File or
(B) any material adverse nonconformity to the Mortgage Loan Schedule of any such document or any material irregularity on the face thereof (without the presence of a factor, such as a lost note affidavit (in the case of a missing Mortgage
Note) or a pro forma title policy or a commitment for title insurance "marked-up" at the closing of the subject Mortgage Loan (in the case of a missing title policy), that, in the Trustee's reasonable and good faith judgment, as certified in writing to the Master Servicer, the Special Servicer and the Controlling Class Representative within 20 days after a Responsible Officer of the Trustee has actual knowledge of such absence, nonconformity or irregularity, mitigates the subject absence, nonconformity or irregularity) shall be a Material Document Defect. Notwithstanding the foregoing, if a Mortgage Loan is not secured by a hospitality or healthcare property, then the failure to file UCC Financing Statements with respect to such Mortgage Loan shall not be a Material Document Defect.

                  If one or more (but not all) of the Mortgage Loans constituting a Cross-Collateralized Group are to be repurchased by the Depositor or UBSPF as contemplated by this Section 2.03(a), then, prior to the subject repurchase, the Depositor or UBSPF, as the case may be, or its designee shall use its reasonable efforts, subject to the terms of the related Mortgage Loan(s), to prepare and, to the extent


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necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loan(s) in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loan(s) therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto; provided that no such termination shall be effected unless and until the Controlling Class Representative, if one is then acting, has consented (which consent shall not be unreasonably withheld) and the Trustee has received from the Depositor or UBSPF, as the case may be, (i) an Opinion of Counsel to the effect that such termination would not cause an Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust Event to occur with respect to the Grantor Trust and (ii) written confirmation from each Rating Agency that such termination would not cause an Adverse Rating Event to occur with respect to any Class of Certificates; and provided, further, that the Depositor, in the case of LBHI Mortgage Loans, or UBSPF, in the case of UBS Mortgage Loans, may, at its option, purchase the entire subject Cross-Collateralized Group in lieu of effecting a termination of the cross-collateralization. All costs and expenses incurred by the Trustee or any Person on its behalf pursuant to this paragraph shall be included in the calculation of the Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group cannot be terminated as contemplated by this paragraph, then, for purposes of (i) determining the materiality of any Breach or Defect, as the case may be, and
(ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

                  (b) In connection with any repurchase of a Mortgage Loan pursuant to this Section 2.03, the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the repurchasing entity, upon delivery to each of them of a receipt executed by the repurchasing entity, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and each document that constitutes a part of the Mortgage File shall be endorsed or assigned to the extent necessary or appropriate to the repurchasing entity or its designee in the same manner, and pursuant to appropriate forms of assignment, substantially similar to the manner and forms pursuant to which such documents were previously assigned to the Trustee; provided that such tender by the Trustee shall be conditioned upon its receipt from the Master Servicer of a Request for Release and an Officer's Certificate to the effect that the requirements for repurchase have been satisfied. The Master Servicer shall, and is hereby authorized and empowered by the Trustee to, prepare, execute and deliver in its own name, on behalf of the Certificateholders and the Trustee or any of them, the endorsements and assignments contemplated by this Section 2.03(b), and the Trustee shall execute and deliver any powers of attorney necessary to permit the Master Servicer to do so; provided, however, that the Trustee shall not be held liable for any misuse of any such power of attorney by the Master Servicer.

                  (c) The UBS/Depositor Mortgage Loan Purchase Agreement provides the sole remedies available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect or Breach with respect to any UBS Mortgage Loan. Section 2.03(a) provides the sole remedies available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect or Breach with respect to any LBHI Mortgage Loan.

                  (d) If, as set forth in Section 2.03(e) below, the Master Servicer, the Special Servicer or the Trustee has notified the Depositor of one or more conditions that will become Recording/Title Policy Omissions with respect to one or more LBHI Mortgage Loans on March 28, 2002, if not earlier corrected, then, if requested by the Master Servicer, the Depositor shall, on or about the later of the 60th


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day following such notice and March 28, 2002, with respect to each LBHI Mortgage
Loan as to which there then exists a Recording/Title Policy Omission, deliver to the Master Servicer a Recording/Title Policy Omission Cash Deposit or a Recording/Title Policy Omission Credit, in any event in an amount equal to 10% of the then outstanding principal balance of such LBHI Mortgage Loan. If, as of September 28, 2002, a Recording/Title Policy Omission still exists with respect to any LBHI Mortgage Loan, the Depositor shall, if requested by the Master Servicer, increase the amount of the Recording/Title Policy Omission Cash
Deposit or the Recording/Title Policy Omission Credit, as applicable, maintained with the Master Servicer with respect to such LBHI Mortgage Loan, such increase to be in an amount equal to 10% of the then outstanding principal balance of such LBHI Mortgage Loan. The Depositor may direct the Master Servicer to invest or cause the investment of the funds deposited by it in the Special Reserve Account in one or more Permitted Investments that bear interest or are sold at a discount and that mature, unless payable on demand, no later than the Business Day prior to the next Master Servicer Remittance Date. The Master Servicer shall act upon the written instructions of the Depositor with respect to the investment of funds deposited by the Depositor in the Special Reserve Account in such Permitted Investments, provided that in the absence of appropriate written instructions from the Depositor, the Master Servicer shall have no obligation to invest or direct the investment of funds in such Special Reserve Account. All income and gain realized from the investment of funds deposited in such Special Reserve Account shall be for the benefit of the Depositor and shall be withdrawn by the Master Servicer and remitted to the Depositor on each Master Servicer Remittance Date (net of any losses incurred), and the Depositor shall remit to the Master Servicer from the Depositor's own funds for deposit into such Special Reserve Account the amount of any realized losses (net of realized gains) in respect of such Permitted Investments immediately upon realization of such net losses and receipt of written notice thereof from the Master Servicer; provided that the Depositor shall not be required to make any such deposit for any realized loss which is incurred solely as a result of the insolvency of the federal or state depository institution or trust company that holds such Special Reserve Account. The Master Servicer shall have no responsibility or liability with respect to the investment directions of the Depositor, the investment of funds in the Special Reserve Account in Permitted Investments or any losses resulting therefrom. A Recording/Title Policy Omission Credit shall (i) entitle the Master Servicer to draw upon the Recording/Title Policy Omission Credit upon presentation of only a sight draft or other written demand for payment, (ii) permit multiple draws by the Master Servicer, and (iii) be issued by such issuer and containing such other terms as the Master Servicer may reasonably require to make such Recording/Title Policy Omission Credit reasonably equivalent security to a Recording/Title Policy Omission Cash Deposit in the same amount. Once a Recording/Title Policy Omission Cash Deposit or Recording/Title Policy Omission Credit is established by the Depositor with respect to any LBHI Mortgage Loan, the Master Servicer shall, from time to time, withdraw funds from the Special Reserve Account or draw upon the related Recording/Title Policy Omission Credit, as the case may be, and apply the proceeds thereof to pay the losses or expenses directly incurred by the Master Servicer as a result of a Recording/Title Policy Omission in respect of such LBHI Mortgage Loan. The Recording/Title Policy Omission Cash Deposit or Recording/Title Policy Omission Credit established by the Depositor or any unused balance thereof with respect to any LBHI Mortgage Loan shall be released to the Depositor by the Master Servicer upon the earlier of the Depositor's cure of all Recording/Title Policy Omissions with respect to such LBHI Mortgage Loan (provided that the Master Servicer has been reimbursed with respect to all losses and expenses relating to Recording/Title Policy Omissions with respect to such LBHI Mortgage Loan) or such LBHI Mortgage Loan no longer being a part of the Trust Fund. The rights to require and apply the proceeds of a Recording/Title Policy Omission Cash Deposit or Recording/Title Policy Omission Credit with respect to an LBHI Mortgage Loan under this Section 2.03(d) are in addition to the rights afforded in respect of a Material Breach or a Material Document Defect under Section 2.03(a), and the exercise of rights with


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respect to an LBHI Mortgage Loan under this Section 2.03(d) shall not preclude or otherwise limit the exercise of rights afforded in respect of a Material Breach or a Material Document Defect in respect of an LBHI Mortgage Loan under
Section 2.03(a) or constitute a waiver thereof.

                  (e) If the Master Servicer, the Special Servicer or the Trustee has identified as of January 28, 2002, one or more conditions that will become Recording/Title Policy Omissions with respect to any LBHI Mortgage Loan or UBS Mortgage Loan on March 28, 2002, if not earlier corrected, such party shall, on or about January 28, 2002 (or, if such day is not a Business Day, the next succeeding Business Day), provide written notification of the conditions that could become Recording/Title Policy Omissions to the other parties hereto, the Controlling Class Representative, the Depositor and, in the case of a Recording/Title Policy Omission with respect to a UBS Mortgage Loan, UBSPF. On or about March 28, 2002, the Master Servicer shall, if requested by the Controlling Class Representative, exercise the rights afforded to the Master
Servicer: (i) under the UBS/Depositor Mortgage Loan Purchase Agreement to cause UBSPF to establish a Recording/Title Policy Omission Cash Deposit or Recording/Title Policy Omission Credit with respect to each UBS Mortgage Loan, if any, that then has a Recording/Title Policy Omission; and (ii) under Section 2.03(d) to cause the Depositor to establish a Recording/Title Policy Omission Cash Deposit or Reserve/Title Policy Credit with respect to each LBHI Loan that then has a Recording/Title Policy Omission. On or about September 28, 2002, if a Recording/Title Policy Omission still exists with respect to any Mortgage Loan, then the Master Servicer shall, if requested by the Controlling Class Representative, require the Depositor, in the case of an LBHI Mortgage Loan, or UBSPF, in the case of a UBS Mortgage Loan, to increase the amount of the related Recording/Title Policy Cash Deposit or Recording/Title Policy Credit, as applicable, maintained with the Master Servicer, in an amount equal to 10% of the then outstanding principal balance of such LBHI Mortgage Loan or UBS Mortgage Loan, as the case may be. In furtherance of the preceding sentence, (A) the Master Servicer shall establish one or more accounts (collectively, the "Special Reserve Account"), each of which shall be an Eligible Account; (B) the Master Servicer shall deposit any Recording/Title Policy Omission Cash Deposit into the Special Reserve Account within one Business Day after receipt; and (C) the Master Servicer shall administer the Special Reserve Account in accordance with the terms of Section 2.03(d) in the case of any Recording/Title Policy Omission Cash Deposit with respect to the LBHI Mortgage Loans and in accordance with the UBS/Depositor Mortgage Loan Purchase Agreement in the case of any Recording/Title Policy Omission Cash Deposit with respect to the UBS Mortgage Loans. Out-of-pocket costs and expenses incurred by the Master Servicer in enforcing such rights will constitute Servicing Advances to the extent not received from the Depositor, with respect to LBHI Mortgage Loans, or UBSPF, with respect to UBS Mortgage Loans. In the event that the Master Servicer is entitled to withdraw any funds from the Special Reserve Account or to draw upon a Recording/Title Policy Omission Credit to cover losses or expenses directly incurred by the Trust Fund as a result of a Recording/Title Policy Omission, then prior to making a Servicing Advance or incurring an Additional Trust Fund Expense to cover such losses or expenses, the Master Servicer shall deposit the funds withdrawn from the Special Reserve Account or received in connection with a draw upon the Recording/Title Policy Omission Credit, as the case may be, into the Custodial Account, and such amounts shall be deemed to be "Liquidation Proceeds" for purposes of this Agreement (other than Section 3.11(c)) and shall be applied to cover such loss or expense. The Recording/Title Policy Omission Cash Deposit or Recording/Title Policy Omission Credit (or any unused balance thereof) delivered by UBSPF with respect to any UBS Mortgage Loan shall be released to UBSPF by the Master Servicer upon the earlier of the curing of all Recording/Title Policy Omissions with respect to such UBS Mortgage Loan and the removal of such Mortgage Loan from the Trust Fund. The Recording/Title Policy Omission Cash Deposit or Recording/Title Policy Omission Credit (or any unused balance thereof) delivered by the Depositor with respect to any LBHI Mortgage Loan shall be


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released to the Depositor by the Master Servicer upon the earlier of the curing of all Recording/Title Policy Omissions with respect to such LBHI Mortgage Loan and the removal of such Mortgage Loan from the Trust Fund. The Special Reserve Account, and any Recording/Title Policy Omission Cash Deposits and Recording/Title Policy Omission Credits, shall be part of the Trust Fund but outside any REMIC Pool or the Grantor Trust. Investment of the funds in Special Reserve Account deposited by the Depositor pursuant to Section 2.03(d) shall be governed by the provisions of Section 2.03(d), and the investment of funds in the Special Reserve Account deposited by UBSPF pursuant to the UBS/Depositor Mortgage Loan Purchase Agreement shall be governed by the provisions of the UBS/Depositor Mortgage Loan Purchase Agreement.

                  SECTION 2.04. Representations, Warranties and Covenants of the Depositor.

                  (a) The Depositor hereby represents, warrants and covenants to the Trustee, for its own benefit and the benefit of the Certificateholders, and to the Fiscal Agent, the Master Servicer and the Special Servicer, as of the Closing Date, that:

                  (i) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (ii) The execution and delivery of this Agreement by the Depositor, and the performance and compliance with the terms of this Agreement by the Depositor, will not violate the Depositor's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                  (iii) The Depositor has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Depositor, enforceable against the Depositor in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (v) The Depositor is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Depositor's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

                  (vi) The transfer of the Mortgage Loans to the Trustee as contemplated herein requires no regulatory approval, other than any such approvals as have been obtained, and is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.


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                  (vii) The Depositor is not transferring the Mortgage Loans to the Trustee with any intent to hinder, delay or defraud its present or future creditors.

                  (viii) The Depositor has been solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage Loans to the Trustee pursuant to Section 2.01(b).

                  (ix) After giving effect to its transfer of the Mortgage Loans to the Trustee pursuant to Section 2.01(b), the value of the Depositor's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Depositor's debts and obligations, including contingent and unliquidated debts and obligations of the Depositor, and the Depositor will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

                  (x) The Depositor does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

                  (xi) No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Depositor are pending or contemplated.

                  (xii) No litigation is pending or, to the best of the Depositor's knowledge, threatened against the Depositor that, if determined adversely to the Depositor, would prohibit the Depositor from entering into this Agreement or that, in the Depositor's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

                  (xiii) Except for any actions that are the express responsibility of another party hereunder or under the Mortgage Loan Purchase Agreements, and further except for actions that the Depositor is expressly permitted to complete subsequent to the Closing Date, the Depositor has taken all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Depositor to the Trustee.

                  (xiv) Immediately prior to the transfer of the UBS Mortgage Loans to the Trust pursuant to this Agreement (and assuming that UBSPF transferred to the Depositor good and marketable title to each UBS Mortgage Loan, free and clear of all liens, claims, encumbrances and other interests), (A) the Depositor had good and marketable title to, and was the sole owner and holder of, each UBS Mortgage Loan; and
           (B) the Depositor has full right and authority to sell, assign and transfer the UBS Mortgage Loans, exclusive of the servicing rights pertaining thereto.

                  (xv) Attached hereto as Exhibit Z are true, correct and complete copies of the Depositor's organizational documents in effect as of the Closing Date.

                  (xvi) As of the Closing Date, the Depositor shall hold the Class H, Class J, Class K, Class L, Class M, Class N and Class P Certificates, and the Depositor shall not transfer its interest in such Certificates to any Affiliate unless (A) it is for prompt resale to an Independent third party or (B) it delivers to each Rating Agency an Opinion of Counsel to the effect that such Affiliate would not be consolidated with Lehman Brothers or LBHI in the


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           event of an insolvency of Lehman Brothers, LBHI or any particular equity holder holding a 49% or greater equity interest in such Affiliate.

                  (b) The Depositor hereby represents and warrants to the Trustee, for its own benefit and the benefit of the Certificateholders, with respect to each LBHI Mortgage Loan, as of the Closing Date or such other date specified in the particular representation and warranty, that:

                  (i) The information pertaining to such Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date, and the Mortgage Loan Schedule meets the requirements of this Agreement in all material respects.

                  (ii) If such Mortgage Loan was originated by LBHI or another Affiliate of the Depositor, then, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; and, if such Mortgage Loan was not originated by LBHI or another Affiliate of the Depositor, then, to the best of the Depositor's knowledge after having performed the type of due diligence customarily performed by prudent institutional commercial and multifamily mortgage lenders, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan. No action has been taken by the Depositor or, to its knowledge, any prior holder of such Mortgage Loan, that would cause the representations and warranties made by the related Mortgagor in the related Mortgage Loan documents not to be true and correct in any material respect.

                  (iii) The Depositor owns such Mortgage Loan, has good and marketable title thereto, has full right and authority to sell, assign and transfer such Mortgage Loan and is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges, encumbrances or security interests of any nature encumbering such Mortgage Loan; no provision of the Mortgage Note, Mortgage(s) or other loan documents relating to such Mortgage Loan prohibits or restricts the Depositor's right to assign or transfer such Mortgage Loan; and the Depositor has validly and effectively conveyed to the Trustee a legal and beneficial interest in and to such Mortgage Loan free and clear of any lien, claim or encumbrance of any nature. Such Mortgage Loan is properly endorsed as provided in this Agreement and such endorsement is genuine.

                  (iv) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

                  (v) Each of the related Mortgage Note, Mortgage(s), Assignment(s) of Leases, if any, and other agreements and instruments executed in connection therewith is the legal, valid and binding obligation of the maker thereof (subject to the non-recourse provisions therein and any state anti-deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and (in the case of the related Mortgage Note, Mortgage(s) and Assignment(s) of Leases) a legal opinion to such effect was obtained by the originator of such Mortgage Loan at the time of origination; and the Mortgage Loan is non-recourse to the Mortgagor or any other Person.


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


                  (vi) As of the date of its origination, there was no valid offset, defense, counterclaim or right to rescission with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection therewith; and, as of the Cut-off Date, to the Depositor's knowledge, including based on due diligence performed at the time of origination of such Mortgage Loan that was the type of due diligence customarily performed by prudent institutional commercial and multifamily mortgage lenders, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements; and, to the knowledge of the Depositor, no such claim has been asserted.

                  (vii) The assignment of the related Mortgage(s) and Assignment(s) of Leases to the Trustee constitutes the legal, valid, binding and enforceable assignment of such documents in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (viii) Each related Mortgage is a valid and, subject to the limitation in paragraph (v) above, enforceable first lien on the related Mortgaged Property and all buildings thereon and fixtures thereto, which Mortgaged Property is free and clear of all encumbrances and liens having priority over or on a parity with the first lien of such Mortgage, except for (A) liens for real estate taxes and special assessments, ground rents (if applicable), water charges and sewer rents not yet due and 30 days' delinquent, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being customarily acceptable to mortgage lending institutions generally or specifically reflected in the appraisal (if any) of such Mortgaged Property made in connection with the origination of such Mortgage Loan, and (C) exceptions and exclusions specifically referred to in the lender's title policy, a pro forma title policy or a marked-up commitment issued with respect to such Mortgage Loan (the exceptions set forth in the foregoing clauses (A), (B) and (C) collectively, "Permitted Encumbrances"); and such Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the benefits of the security intended to be provided by such Mortgage, materially and adversely interfere with the current use or operation of the related Mortgaged Property or materially and adversely affect the value or marketability of such Mortgaged Property or the ability of the related Mortgagor to timely pay in full the principal and interest on the related Mortgage Note. If the related Mortgaged Property is currently operated as a hospitality or healthcare property, the related Mortgage, together with any separate security agreement, chattel mortgage or similar agreement and UCC financing statement, if any, establishes and creates a first priority, perfected security interest (subject only to any prior purchase money security interest), to the extent such security interest can be perfected by the recordation of a Mortgage or the filing of a UCC financing statement, in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property.

                  (ix) The related Mortgage Loan Seller has filed and/or recorded in all appropriate public filing and recording offices all UCC-1 financing statements necessary to create and perfect a security interest in and lien on the items of personal property described therein (such description being consistent with the practices of prudent commercial mortgage lenders), which personal property includes, in the case of healthcare facilities and hotel


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           properties, all furniture, fixtures, equipment and other personal property located at the subject Mortgaged Property that is owned by the related Mortgagor and necessary or material to the operation of the subject Mortgaged Property (or, if not filed and/or recorded, the related Mortgage Loan Seller has submitted such UCC-1 financing statements for filing and/or recording and such UCC-1 financing statements are in form and substance acceptable for filing and/or recording), to the extent perfection may be effected pursuant to applicable law by recording or filing.

                  (x) All taxes, governmental assessments, ground rents, water charges or sewer rents, assessments for improvements and similar charges that (A) could become a lien on any related Mortgaged Property of priority equal to or higher than the lien of the related Mortgage and (B) prior to the Cut-off Date became due and owing in respect of, and materially affect, any related Mortgaged Property, have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established.

                  (xi) As of the date of its origination, there was no proceeding pending for the total or partial condemnation of any related Mortgaged Property that materially affects the value thereof, and each such Mortgaged Property was free of material damage; and, as of the Cut-off Date, to the actual knowledge of the Depositor, there was no pending proceeding for the total or partial condemnation of any related Mortgaged Property that materially affects the value thereof and, except as indicated on Schedule III-xi, such Mortgaged Property is free of material damage.

                  (xii) Each related Mortgaged Property is covered by an ALTA (or its equivalent) lender's title insurance policy issued by a nationally recognized title insurance company qualified or licensed in the applicable jurisdiction, as required, insuring the originator of such Mortgage Loan, its successors and assigns, that each related Mortgage constitutes a valid first lien on such Mortgaged Property in the original principal amount of such Mortgage Loan after all advances of principal, subject only to Permitted Encumbrances (which Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the benefits of the security intended to be provided by such Mortgage, materially and adversely interfere with the current use or operation of the related Mortgaged Property or materially or adversely affect the value or marketability of such Mortgaged Property or the ability of the related Mortgagor to timely pay in full the principal and interest on the related Mortgage
           Note), or there is a binding commitment from such title insurer to issue such policy; such title insurance policy (or, if not issued, the coverage to be provided thereby) is in full force and effect, all premiums have been paid, is freely assignable and will inure solely to the benefit of the Trustee as mortgagee of record, without the consent of the insurer; no claims have been made under such title insurance; and neither the Depositor nor, to the best of the Depositor's knowledge, any prior mortgagee has done, by act or omission, anything that would materially impair the coverage of any such title insurance policy, and the Depositor has no knowledge of any fact or circumstance that would impair such coverage; such policy or commitment contains no exclusion for (or alternatively it insures, unless such coverage is unavailable in the relevant jurisdiction) (A) access to a public road, (B) that there is no material encroachment by any improvements on the related Mortgaged Property, and (C) that the area shown on the survey materially conforms to the legal description of the related Mortgaged Property. The related Mortgage has been submitted for recordation in the applicable jurisdiction, the full amount of the related Mortgage has been recorded on the related Mortgaged Property and all applicable


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           mortgage recording taxes have been paid. If the related Mortgaged
           Property consists of more than one parcel used as a single tract, then either (A) such parcels are contiguous or (B) the failure of such parcels to be contiguous does not materially and adversely interfere with the benefits of the security intended to be provided by the related Mortgage or materially and adversely interfere with the current use or operation of the related Mortgaged Property.

                  (xiii) As of the date of its origination and, to the best of the Depositor's knowledge, as of the Cut-off Date, all insurance required under each related Mortgage was in full force and effect with respect to each related Mortgaged Property; the related Mortgage required that such insurance covered (except where a Credit Tenant under a Credit Tenant Lease is permitted to self-insure) such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and included (A) fire and extended perils insurance, in an amount (subject to a customary deductible) at least equal to 100% of the full insurable replacement cost of the improvements located on such Mortgaged Property (except to the extent not permitted by applicable law and then in such event in an amount at least equal to the initial principal balance of such Mortgage Loan, or the portion thereof allocable to such Mortgaged Property, together with an "agreed value endorsement"), (B) business interruption or rental loss insurance for a period of not less than 12 months, (C) comprehensive general liability insurance in an amount not less than $1 million per occurrence, (D) workers' compensation insurance (if the related Mortgagor has employees and if required by applicable law), and (E) if (1) such Mortgage Loan is secured by a Mortgaged Property located in the State of California or in "seismic zone" 3 or 4 and (2) a seismic assessment revealed a maximum probable or bounded loss in excess of 20% of the amount of the estimated replacement cost of the improvements on such Mortgaged Property, earthquake insurance; it is an event of default under such Mortgage Loan if the above-described insurance coverage is not maintained by the related Mortgagor, and any reasonable out-of-pocket costs and expenses incurred by the mortgagee in connection with such default in obtaining such insurance coverage are recoverable from the related Mortgagor; the related insurance policies provide that they may not be terminated or reduced without at least 10 days prior notice to the mortgagee and (other than those limited to liability protection) name the mortgagee and its successors as loss payee; no notice of termination or cancellation with respect to any such insurance policy has been received by the Depositor; all premiums under any such insurance policy have been paid through the Cut-off Date; the insurance policies specified in clauses (A),(B) and (C) above are required to be maintained with insurance companies having "financial strength" or "claims paying ability" ratings of at least "A:VIII" from A.M. Best Company or at least "A-" (or equivalent) from a nationally recognized statistical rating agency; and, except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such Mortgage Loan, and subject to any rights of the lessor under any related Ground Lease, any insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of such Mortgage Loan. If the related Mortgaged Property is located in the State of California or in "seismic zone" 3 or 4, then: (A) either a seismic assessment was conducted with respect to the related Mortgaged Property in connection with the origination of such Mortgage Loan or earthquake insurance was obtained; and (B) except as otherwise identified on Schedule III-xiii hereto, the probable maximum loss for the related Mortgaged Property as



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           reflected in such seismic assessment, if any, was determined based upon a return period of not less than 100 years, an exposure period of 50 years and a 10% probability of incidence.

                  If any portion of the improvements on the related Mortgaged Property was, at the time of origination, in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards falling within zones A or V in the national flood insurance program (an "SPF Area"), and flood insurance was available, a flood insurance policy meeting the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the outstanding principal balance of such Mortgage Loan, (2) the full insurable actual cash value of those improvements located on the related Mortgaged Property that are, in whole or in part, in an SPF Area, (3) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended, and (4) 100% of the insurable replacement cost of those improvements located on the related Mortgaged Property that are, in whole or in part, in an SPF Area.

                  (xiv) Other than payments due but not yet 30 days or more delinquent, there is, to the best of the Depositor's knowledge, (A) no material default, breach, violation or event of acceleration existing under the related Mortgage Note, the related Mortgage or other loan documents relating to such Mortgage Loan, and (B) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation or warranty made by the Depositor in this Section 2.04(b). The Depositor has not waived (and, to its knowledge, no prior holder has) any other material default, breach, violation or event of acceleration under any of such documents; and under the terms of such Mortgage Loan, no person or party other than the mortgagee may declare an event of default or accelerate the related indebtedness under such Mortgage Loan.

                  (xv) As of the Cut-off Date, such Mortgage Loan is not, and since the date of origination has not been, 30 days or more past due in respect of any Scheduled Payment (without giving effect to any grace period).

                  (xvi) Such Mortgage Loan accrues interest on an Actual/360 Basis or on a 30/360 Basis; and such Mortgage Loan accrues interest (payable monthly in arrears) at a fixed rate of interest throughout the remaining term of such Mortgage Loan (except if such Mortgage Loan is an ARD Loan, in which case the accrual rate for interest will increase after its Anticipated Repayment Date, and except in connection with the occurrence of a default and the accrual of default interest).

                  (xvii) Each related Mortgage or other loan document relating to such Mortgage Loan does not provide for or permit any related Mortgaged Property to secure any other promissory note or obligation (other than another Mortgage Loan in the Trust), without either (A) the prior written consent of the holder of such Mortgage Loan or (B) the satisfaction of conditions such as the execution and delivery of a subordination and standstill agreement and a minimum combined debt service coverage ratio.


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                  (xviii) Such Mortgage Loan is or constitutes part of a
           "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code. Accordingly, (A) such Mortgage Loan is secured by an interest in real property having a fair market value (1) at the date such Mortgage Loan was originated at least equal to 80% of the original principal balance of such Mortgage Loan or (2) at the Closing Date at least equal to 80% of the principal balance of such Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (X) the amount of any lien on the real property interest that is senior to the Mortgage Loan, and (Y) a proportionate amount of any lien that is in parity with such Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (A)(1) and (A)(2) of this paragraph (xviii) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans); or (B) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third-party credit enhancement within the meaning of Treasury regulation Section 1.860G-2(a)(1)(ii)). Such Mortgage Loan does not permit the release or substitution of collateral if such release or substitution (a) would constitute a "significant modification" of such Mortgage Loan within the meaning of Treasury regulation Section 1.1001-3, (b) would cause such Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (without regard to clauses (A)(i) or (A)(ii) thereof) or
           (c) would cause a "prohibited transaction" within the meaning of
           Section 860F(a)(2) of the code.

                  (xix) Prepayment Premiums and Yield Maintenance Charges payable with respect to such Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury regulation Section 1.860G-1(b)(2).

                  (xx) One or more environmental site assessments were performed by an environmental consulting firm independent of the Depositor and the Depositor's Affiliates with respect to each related Mortgaged Property during the 12-month period (or, if such Mortgage Loan is one of the Mortgage Loans identified on Schedule III-xx, more than 12 months) preceding the Cut-off Date, and the Depositor, having made no independent inquiry other than to review the report(s) prepared in connection with such assessment(s), has no knowledge of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); all such environmental site assessments met ASTM requirements; and none of the environmental reports identify any circumstances or conditions that would (A) constitute or result in a violation of any applicable environmental laws, (B) require any expenditure material in relation to the principal balance of such Mortgage Loan to achieve or maintain compliance in all material respects with any environmental laws, or
           (C) require substantial cleanup, remedial action or other material response under any environmental laws, or if such report does identify such circumstances, then (1) the same have been remediated in all material respects, (2) sufficient funds have been escrowed for purposes of effecting such remediation, (3) the related Mortgagor or other responsible party is currently taking remedial or other appropriate action to address the environmental issue consistent with the recommendations in such site assessment, (4) the cost of the environmental issue relative to the value of such Mortgaged Property was de minimis, or (5) environmental insurance has been obtained.


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               If such Mortgage Loan has a Cut-off Date Balance in excess of
           $15,000,000, then: (A) the Mortgagor with respect to such Mortgage Loan has represented, warranted and covenanted that, to its knowledge, except as set forth in the environmental reports described above, it has not used, caused or permitted to exist, and will not use, cause or permit to exist, on the related Mortgaged Property, any Hazardous Materials in any manner which violates applicable federal, state or local laws governing the use, storage, handling, production or disposal of Hazardous Materials at the related Mortgaged Property; and (B) the related Mortgagor or an Affiliate thereof has agreed to indemnify the mortgagee under such Mortgage Loan against any losses, liabilities, damages, claims and reasonable out-of-pocket expenses suffered or incurred by such Mortgagee resulting from a breach of certain of those representations and warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan.

                The Depositor has not taken any action with respect to such Mortgage Loan or the related Mortgaged Property that could subject the Depositor or its successors and assigns in respect of the Mortgage Loan to liability under CERCLA or any other applicable federal, state or local environmental law. The related Mortgage or other loan documents require the Mortgagor to comply with all applicable federal, state and local environmental laws and regulations.

                  (xxi) The related Mortgage Note, Mortgage(s), Assignment(s) of Leases and other loan documents securing such Mortgage Loan, if any, contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property or Properties of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally as from time to time in effect, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (xxii) To the Depositor's knowledge, including based on due diligence performed at the time of origination of such Mortgage Loan that was the type of due diligence customarily performed by prudent institutional commercial and multifamily mortgage lenders, the related Mortgagor is not (and, at the time of origination of such Mortgage Loan, was not) a debtor in, and the related Mortgaged Property is not subject to, any bankruptcy, reorganization, insolvency or comparable proceeding.

                  (xxiii) Such Mortgage Loan is secured by either a mortgage on a fee simple interest or, pursuant to a Ground Lease, a leasehold estate in a commercial property or multifamily property, including the related Mortgagor's interest in the improvements on the related Mortgaged Property. If the related Mortgaged Property is identified on the Mortgage Loan Schedule as Pike Shopping Center, then such Mortgage Loan is the only Mortgage Loan that is secured by a Mortgage solely on a leasehold interest under a Ground Lease.

                  (xxiv) Such Mortgage Loan does not provide for negative amortization unless such Mortgage Loan is an ARD Loan, in which case it may occur only after the related Anticipated Repayment Date.

                  (xxv) Such Mortgage Loan is a whole loan, contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional


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           interest in the form of participation in the cash flow of the related
           Mortgaged Property. Other than through foreclosure or similar enforcement proceedings, the indebtedness evidenced by such Mortgage Loan is not convertible into an ownership interest in the related Mortgaged Property or the related Mortgagor.

                  (xxvi) Unless such Mortgage Loan is one of the Mortgage Loans secured by the Mortgaged Properties identified on the Mortgage Loan Schedule as Willow Way Apartments, Sandstone Apartments, Mazda Distribution Facility and City Villas, the related Mortgage contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the mortgagee or Rating Agency confirmation that an Adverse Rating Event would not occur, any related Mortgaged Property or interest therein, is encumbered by a lien in connection with subordinate or pari passu financing; and no such consent has been granted by the Depositor. If such Mortgage Loan is one of the Mortgage Loans secured by the Mortgaged Properties identified on the Mortgage Loan Schedule as Willow Way Apartments, Sandstone Apartments, Mazda Distribution Facility and City Villas, the related Mortgage contains provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if the related Mortgaged Property or any interest therein is encumbered by a lien in connection with subordinate financing without the related Mortgagor having satisfied certain conditions specified in the related Mortgage with respect to secured subordinate financing. To the Depositor's knowledge, including based on due diligence performed at the time of origination of such Mortgage Loan that was the type of due diligence customarily performed by prudent institutional commercial and multifamily mortgage lenders, no related Mortgaged Property is encumbered by a lien in connection with subordinate or pari passu financing; however, if the related Mortgagor is listed on Schedule III-xxvi hereto, then certain equity holders are known to the Depositor to have incurred debt secured by their ownership interest in the related Mortgagor.

                  (xxvii) Except with respect to transfers of certain non-controlling and/or minority interests in the related Mortgagor as specified in the related Mortgage, and except with respect to one or more transfers of the related Mortgaged Property to a person that satisfies certain criteria (including criteria related to bankruptcy remoteness and property management experience) specified in the related Mortgage (which criteria is consistent with the practices of prudent commercial mortgage lenders), each related Mortgage contains either (A) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the prior written consent of the mortgagee, or (B) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the related Mortgagor having satisfied certain conditions specified in the related Mortgage with respect to permitted transfers (which conditions are consistent with the practices of prudent commercial mortgage lenders).

                  (xxviii) Unless such Mortgage Loan is one of the Mortgage Loans secured by the Mortgaged Properties identified on the Mortgage Loan Schedule as Westfield Shoppingtown South Shore, Westfield Shoppingtown Plaza Camino Real, Johnson City Mall or Georgesville Square, such Mortgage Loan, together with any other Mortgage Loan made to the same


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           Mortgagor or to an Affiliate of such Mortgagor, does not represent more than 5% of the aggregate Cut-off Date Balance of the Mortgage Pool.

                  (xxix) Except as set forth in a written instrument included in the related Mortgage File, the terms of the related Mortgage Note, the related Mortgage(s) and any related loan agreement and/or lock-box agreement have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner, nor has any portion of a related Mortgaged Property been released from the lien of the related Mortgage to an extent, which in any such event materially interferes with the security intended to be provided by such document or instrument; and no instrument that is not part of the related Mortgage File has been executed that would effect any such waiver, modification, satisfaction, cancellation, rescission or release.

                  (xxx) Unless such Mortgage Loan is a CTL Loan, each related Mortgaged Property was inspected by or on behalf of the related originator during the seven-month period prior to the related origination date.

                  (xxxi) Except in cases where either (A) a release of a portion of the related Mortgaged Property was contemplated at origination of the Mortgage Loan and such portion was not considered material for purposes of underwriting the Mortgage Loan, (B) the release is conditioned upon the satisfaction of certain underwriting and legal requirements or the payment of a release price or (C) or the release is conditioned on the delivery, in accordance with the terms of the Mortgage Loan documents, of Defeasance Collateral in the form of U.S. government securities, the related Mortgage Note or Mortgage does not require the holder thereof to release all or any portion of the related Mortgaged Property from the lien of the related Mortgage except upon payment in full of all amounts due under such Mortgage Loan.

                  (xxxii) The related Mortgagor has covenanted in the Mortgage Loan documents to maintain the related Mortgaged Property in compliance in all material respects with all applicable laws, zoning ordinances, rules, covenants and restrictions affecting the construction, occupancy, use and operation of such Mortgaged Property, and the related originator performed the type of due diligence in connection with the origination of such Mortgage Loan customarily performed by prudent institutional commercial and multifamily mortgage lenders with respect to the foregoing matters; the Depositor has received no notice of any material violation of any applicable laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of such Mortgaged Property; to the Depositor's knowledge (based on surveys, opinions, letters from municipalities and/or title insurance obtained in connection with the origination of such Mortgage Loan), no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property or across any easements to an extent which would have a material adverse affect on the related Mortgagor's current use and operation of such Mortgaged Property (unless affirmatively covered by the title insurance referred to in paragraph (xii) above), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent.


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                  (xxxiii) Unless such Mortgage Loan is a CTL Loan, the related
           Mortgagor has covenanted in the Mortgage Loan documents to deliver each year to the mortgagee quarterly and/or annual operating statements and rent rolls of each related Mortgaged Property.

                  (xxxiv) If such Mortgage Loan has a Cut-off Date Balance in excess of $15 million, the related Mortgagor is obligated by its organizational documents and/or the related Mortgage Loan documents to be a Special Purpose Entity for so long as such Mortgage Loan is outstanding; and, except in the case of the Mortgage Loans identified on Schedule III-xxxiv, if such Mortgage Loan has a Cut-off Date Balance greater than $5 million and less than $15 million, the related Mortgagor is obligated by its organizational documents and/or the related Mortgage Loan documents to own the related Mortgaged Property and no other material assets, except such as are incidental to the ownership of such Mortgaged Property for so long as such Mortgage Loan is outstanding. For purposes of this representation, "Special Purpose Entity" means an entity whose organizational documents or the related Mortgage Loan documents provide substantially to the effect that such entity: (A) is formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the related Mortgage Loan, (B) may not engage in any business unrelated to the related Mortgaged Property or Mortgaged Properties, (C) does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Mortgaged Properties, (D) may not incur indebtedness other than as permitted by the related Mortgage or other Mortgage Loan documents, (E) has its own books and records separate and apart from any other Person, and (F) holds itself out as a legal entity, separate and apart from any other Person.

                  (xxxv) No advance of funds has been made, directly or indirectly, by the originator or the Depositor to the related Mortgagor other than pursuant to the related Mortgage Note; and no funds have been received from any Person other than such Mortgagor for or on account of payments due on the related Mortgage Note.

                  (xxxvi) To the Depositor's actual knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the related Mortgagor or any related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property or the ability of such Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

                  (xxxvii) Such Mortgage Loan complied with or was exempt from all applicable usury laws in effect at its date of origination.

                  (xxxviii) To the extent required under applicable law as of the Closing Date, the originator of such Mortgage Loan was authorized to do business in each jurisdiction in which a related Mortgaged Property is located at all times when it held such Mortgage Loan, to the extent necessary to ensure the enforceability of such Mortgage Loan.

                  (xxxix) If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and no fees and expenses are payable to such trustee except in connection with a trustee sale of the related Mortgaged Property following a default or in connection with the release of liens securing such Mortgage Loan.


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                  (xl) If such Mortgage Loan is cross-collateralized, it is
           cross-collateralized only with other Mortgage Loans in the Trust Fund and so identified on the Mortgage Loan Schedule; and the security interest/lien on each material item of collateral for such Mortgage Loan has been assigned to the Trustee.

                  (xli) All liens on and security interests in any material items of collateral securing such Mortgage Loan have been assigned to the Trustee.

                  (xlii) Unless such Mortgage Loan is a CTL Loan, one or more engineering assessments were performed by an Independent engineering consulting firm on behalf of the Depositor or one of its Affiliates with respect to each related Mortgaged Property during the 12-month period preceding the Cut-off Date (or, if such Mortgage Loan is one of the Mortgage Loans identified on Schedule III-xlii, more than 12 months), and the Depositor, having made no independent inquiry other than to review the report(s) prepared in connection with such assessment(s), does not have any knowledge of any material and adverse engineering condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); and, to the extent such assessments revealed deficiencies, deferred maintenance or similar conditions, either (A) the estimated cost has been escrowed or a letter of credit has been provided, (B) repairs have been made or (C) the scope of the deferred maintenance relative to the value of such Mortgaged Property was de minimis.

                  (xliii) All escrow deposits and payments relating to such Mortgage Loan are under control of the Depositor or the servicer of such Mortgage Loan and all amounts required as of the date hereof under the related Mortgage Loan documents to be deposited by the related Mortgagor have been deposited.

                  (xliv) The related Mortgagor has represented to the Depositor that, and to the knowledge of the Depositor, including based on due diligence performed at the time of origination of such Mortgage Loan that was the type of due diligence customarily performed by prudent institutional commercial and multifamily mortgage lenders, as of the date of origination of such Mortgage Loan, such Mortgagor, the related lessee, franchisor or operator was in possession of all licenses, permits and authorizations then required for use of the related Mortgaged Property, which were valid and in full force and effect. If the related Mortgaged Property is improved by a hotel, the most recent inspection report or survey by governmental authorities having jurisdiction in connection with such licenses, permits and authorizations, that is in the possession of the Depositor, did not cite such Mortgaged Property for material violations that have not been cured or as to which a plan of correction has not been submitted to and accepted by such governmental authorities. In addition, if the related Mortgaged Property is improved by a health care facility, then attached hereto as Schedule III-xliv is, to the Depositor's knowledge, the most recent inspection report or survey by governmental authorities having jurisdiction in connection with such licenses, permits and authorizations, that is in the possession of the Depositor, and such report or survey did not cite such Mortgaged Property for material violations that have not been cured or as to which a plan of correction has not been submitted to and accepted by such governmental authorities.

                  (xlv) The origination, servicing and collection practices used by the Depositor or any prior holder of the Mortgage Note have been in all respects legal and have met customary industry standards.


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                  (xlvi) Except as set forth in Schedule III-xlvi, such Mortgage
           Loan is secured in whole or in material part by a fee simple interest.

                  (xlvii) If such Mortgage Loan is secured in whole or in material part by the interest of the related Mortgagor as a lessee under a Ground Lease but not by the related fee interest, then:

                  (A) such Ground Lease or a memorandum thereof has been or will be duly recorded (or, in the case of the Ground Lease covering the parking lot that is part of the Mortgaged Property identified on the Mortgage Loan Schedule as Galleria Plaza (for the purposes of this paragraph (xlvii), the "Galleria Plaza Ground Lease"), the landlord's estoppel has been or will be duly recorded) and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date;

                  (B) upon the foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the Trustee without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Trustee and its successors without a need to obtain the consent of such lessor (or, if any such consent is required, it has been obtained prior to the Closing Date);

                  (C) such Ground Lease may not be amended or modified without the prior written consent of the mortgagee under such Mortgage Loan, any such action without such consent is not binding on such mortgagee, its successors or assigns (except that, in the case of the Galleria Plaza Ground Lease, the mortgagee shall be deemed to consent to an amendment or modification to such Ground Lease if it fails to respond to a request for consent within 30 days), and neither the Depositor nor LBHI has consented to any amendment or modification of such Ground Lease that is not included in the related Mortgage File;

                  (D) unless otherwise set forth in such Ground Lease, such Ground Lease does not permit any increase in the amount of rent payable by the ground lessee thereunder during the term of such Mortgage Loan;

                  (E) such Ground Lease was in full force and effect as of the date of origination of the related Mortgage Loan, and to the knowledge of the Depositor, at the Cut-off Date, such Ground Lease is in full force and effect; to the actual knowledge of the Depositor, except for payments due but not yet 30 days or more delinquent, (1) there is no material default under such Ground Lease, and (2) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease;


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                  (F)  such Ground Lease, or an estoppel or consent letter
                       received by the mortgagee under such Mortgage Loan from the lessor, requires the lessor thereunder to give notice of any default by the lessee to such mortgagee; and (except in the case of the Galleria Plaza Ground Lease) such Ground Lease, or an estoppel or consent letter received by the mortgagee under such Mortgage Loan from the lessor, further provides that either (1) no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to the mortgagee in the manner described in such Ground Lease, estoppel or consent letter or (2) upon any termination of such Ground Lease the lessor will enter into a new lease with such mortgagee upon such mortgagee's request;

                  (G) the ground lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related ground lessor's related fee interest and any exceptions stated in the related title insurance policy or opinion of title, which exceptions do not and will not materially and adversely interfere with the benefits of the security intended to be provided by the related Mortgage, materially and adversely interfere with the current use or operation of the related Mortgaged Property or materially and adversely affect the value or marketability of the leasehold interest in the related Mortgaged Property evidenced by such Ground Lease;

                  (H) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including where necessary sufficient time to gain possession of the interest of the lessee under such Ground Lease or, in the case of the Galleria Plaza Ground Lease, including a possible extension, in the case of a non-monetary default by the related Mortgagor, to the 90-day cure period) to cure any curable default under such Ground Lease before the lessor thereunder may terminate or cancel such Ground Lease;

                  (I) such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein) that extends not less than 20 years beyond the Stated Maturity Date of the related Mortgage Loan (or, if such Ground Lease covers the Mortgaged Property identified on the Mortgage Loan Schedule as Pike Shopping Center (for purposes of this paragraph (xlvii), the "Pike Ground Lease") or is the Galleria Plaza Ground Lease, such Ground Lease has an original term (without regard to any extension options set forth therein) that extends not less than 20 years beyond the Stated Maturity Date of the related Mortgage Loan);

                  (J) under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee under such Mortgage Loan from the lessor and the related Mortgage, taken together, any related insurance proceeds or condemnation proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with such mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds


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


                       as the repair or restoration progresses, or to the payment of the outstanding principal balance of such Mortgage Loan, together with any accrued interest thereon;

                  (K) such Ground Lease does not impose any restrictions on use or subleasing which would be viewed as commercially unreasonable by a prudent commercial mortgage lender, except that the property subject to the Galleria Plaza Ground Lease may only be used as a parking lot;

                  (L) upon the request of the mortgagee under such Mortgage Loan, the ground lessor under the Pike Ground Lease is required to enter into a new lease upon termination of the Ground Lease prior to the expiration of the term thereof, and in the case of the Galleria Plaza Ground Lease, the ground lessor under such Ground Lease is required to enter into a new lease upon termination of such Ground Lease as a result of the rejection thereof by the related Mortgagor in bankruptcy; and

                  (M) the terms of the related Ground Lease have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

                  (xlviii) If such Mortgage Loan is secured in whole or in part by the interest of the related Mortgagor under a Ground Lease and by the related fee interest, then (A) such fee interest is subject, and subordinated of record, to the related Mortgage, (B) the related Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or other lien upon such fee interest, and (C) upon occurrence of a default under the terms of the related Mortgage by the related Mortgagor, the mortgagee under such Mortgage Loan has the right to foreclose upon or otherwise exercise its rights with respect to such fee interest.

                  (xlix) Each related Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related title insurance policy; and each related Mortgaged Property, unless it is identified on Schedule III-xlix hereto (in which case it is served by a private well), is served by a public water system, a public sewer (or, alternatively, a septic) system, and other customary public utility facilities.

                  (l) (1) If such Mortgage Loan is a Defeasance Loan, the related Mortgage Loan documents require the related Mortgagor to pay all costs associated with the defeasance thereof, and either: (A) require the prior written consent of, and compliance with the conditions set by, the holder of such Mortgage Loan for defeasance,
           (B) require that (1) defeasance may not occur prior to the second anniversary of the Closing Date, (2) the Defeasance Collateral must be government securities within the meaning of Treasury Regulation
           Section 1.860G-2(a)(8)(i) and must be sufficient to make all scheduled payments under the related Mortgage Note when due (assuming for each ARD Loan that it matures on its Anticipated Repayment Date) or, in the case of a partial defeasance that effects the release of a material portion of the related Mortgaged Property, unless identified on Schedule III-1, to make all scheduled payments under the related Mortgage Note on that part of such Mortgage Loan equal to at least 125% of the allocated loan amount of the portion of the Mortgaged


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


           Property being released, (3) an independent accounting firm certify that the Defeasance Collateral is sufficient to make such payments,
           (4) the Mortgage Loan be assumed by a Single-Purpose Entity designated by the holder of such Mortgage Loan, and (5) counsel provide an opinion letter to the effect that the Trustee has a perfected security interest in such Defeasance Collateral prior to any other claim or interest, or (C) provide that the defeasance of such Mortgage Loan is subject to rating confirmation by the Rating Agencies.

                  (li) No Person has been granted or conveyed the right to service such Mortgage Loan or receive any consideration in connection therewith except as contemplated in this Agreement or as has been terminated .

                  (lii) To the Depositor's knowledge, (A) the related Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are not bonded or escrowed for, and (B) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage. The Depositor has not received actual notice with respect to such Mortgage Loan that any mechanics' and materialmen's liens have encumbered such Mortgaged Property since origination that have not been released, bonded or escrowed for.

                  (liii) The Due Date for each Mortgage Loan is scheduled to be the first day or the eleventh day of the month.

                  (liv) Subject only to Permitted Encumbrances (which Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the benefits of the security intended to be provided by the related Mortgage, materially and adversely interfere with the current use or operation of the related Mortgaged Property or materially and adversely affect the value or marketability of such Mortgaged Property or the ability of the related Mortgagor to timely pay in full the principal and interest on the related Mortgage Note), the related Assignment of Leases set forth in or separate from the related Mortgage and delivered in connection with such Mortgage Loan establishes and creates a valid and, subject only to the exceptions in paragraph (v) above, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the related Mortgaged Property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related Mortgage or such Assignment of Leases provides for the appointment of a receiver for rents, or allows the mortgagee to enter into possession to collect rents or provides for rents to be paid directly to the mortgagee in the event of a default.

                  (lv) To the Depositor's knowledge, the related Mortgagor is a Person formed or incorporated in a jurisdiction within the United States.

                  (lvi) If such Mortgage Loan is a CTL Loan, then:

                    (A) the base lease payments due under the related Credit
                        Tenant Lease, together with any escrow payments held by the Depositor or its designee to be applied solely for such purpose, are equal to or greater than the payments due with respect to the related Mortgage Loan (or an escrow has been established to cover the full amount of the difference);


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


                    (B) the related Mortgagor does not have monetary obligations under the related Credit Tenant Lease, and every monetary obligation associated with managing, owning, developing and operating the leased property, including, but not limited to, the costs associated with utilities, taxes, insurance, maintenance and repairs is an obligation of the related Credit Tenant, except for those monetary obligations that have been fully reserved for;

                    (C) the related Mortgagor does not have any material
                        nonmonetary obligations under the related Credit Tenant Lease, except for the delivery of possession of the leased property;

                    (D) the related Mortgagor has not made any representation or warranty in the related Credit Tenant Lease, a breach of which would result in the termination of, or an offset or abatement with respect to rent under, such Credit Tenant Lease;

                    (E) the related Credit Tenant cannot terminate or abate
                        rental payments under the related Credit Tenant Lease for any reason prior to the payment in full of (1) the principal balance of the related Mortgage Loan, (2) all accrued and unpaid interest on such Mortgage Loan and
                        (3) any other sums due and payable under such Mortgage Loan, except for a material default by the related Mortgagor under such Credit Tenant Lease or due to a casualty or condemnation event, in which case, a Lease Enhancement Policy insures against each such risk;

                    (F) the related Credit Tenant has not been released, in
                        whole or in part, from its obligations under the related Credit Lease; in the event the related Credit Tenant assigns or sublets the related leased property, such Credit Tenant (and if applicable, the related guarantor) remains primarily obligated under the related Credit Tenant Lease;

                    (G) except if such CTL Loan is one of the CTL Loans on
                        Schedule III-lvi(G), the related Credit Tenant has agreed to indemnify the Mortgagor from any claims of any nature other than the acts or omissions of the related Mortgagor, (1) to which the related Mortgagor is subject because of such Mortgagor's estate in the leased property, or (2) arising from (I) injury to or death of any Person or damage to or loss of property on the leased property or connected with the use, condition or occupancy of the leased property, (II) the related Credit Tenant's violation of the related Credit Tenant Lease, or (III) any act or omission of the related Credit Tenant;

                    (H) except if such CTL Loan is one of the CTL Loans on
                        Schedule III-lvi(H), the related Credit Tenant has agreed to indemnify the related Mortgagor from any claims of any nature arising as a result of any environmental condition or hazardous material affecting the leased property and due to such Credit Tenant's use of the leased property;


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


                    (I) in the event the related Credit Tenant Lease is
                        accompanied by a guaranty from a Rated Party, such guaranty is legal, valid and binding against such Rated Party, and except if such CTL Loan is one the CTL Loans identified on Schedule III-lvi(I) (in respect of which the related Credit Tenant executed a subordination and non-disturbance agreement that was not acknowledged by the related Rated Party), such Rated Party has also executed or acknowledged in writing, with respect to the related Mortgage, a subordination and non-disturbance agreement; such guaranty is unconditional, irrevocable and absolute, without any right of offset, counterclaim or defense; such guaranty provides that it is a guaranty of both the performance and payment of the financial obligations of the related Credit Tenant, and not only of collection; and such guaranty may not be amended or released without the consent of the mortgagee under such CTL Loan;

                    (J) if such CTL Loan shall not be fully amortized by the
                        expiration of the related Credit Tenant Lease, such CTL Loan has the benefit of a Residual Value Insurance Policy;

                    (K) if such CTL Loan has the benefit of a Residual Value
                        Insurance Policy or a Lease Enhancement Policy, such policy has been obtained and is in effect, and unless the related Credit Tenant Lease is a bond-type lease, the required premiums have been paid; each such related Lease Enhancement Policy and Residual Value Insurance Policy is non-cancelable (subject to customary exceptions); such policy designates the mortgagee and its successors and assigns as loss payee, with all claims payable thereto; payment under such policy is required to be made within 15 days of a valid claim; and the insured amount payable under such policy will be no less than the outstanding principal balance of such CTL Loan at the time a claim is made, plus accrued interest; the effective date for each policy with respect to each CTL Loan is the Closing Date; the termination date for each policy with respect to each CTL Loan is on or after the date upon which the outstanding principal balance of the CTL Loan is reduced to zero; and the policy cannot be amended without the prior written consent of the related mortgagee;

                    (L) to the best of the Depositor's knowledge, no default by the related Mortgagor or Credit Tenant has occurred under the related Credit Tenant Lease, and, to the Depositor's actual knowledge, there is no existing condition which, but for the passage of time or the giving of notice, or both, would result in a default under the terms of such Credit Tenant Lease;

                    (M) the related Credit Tenant Lease is in full force and
                        effect, and is a legal, valid, binding and (subject to the exceptions set forth in paragraph (v) above) enforceable agreement of the related Credit Tenant;


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


                    (N) no Person owns any interest in any payments due under
                        the related Credit Tenant Lease other than the related Mortgagor and the Depositor (which interest is being conveyed hereunder);

                    (O) the related Credit Tenant has agreed to notify the
                        mortgagee under such CTL Loan of any default under the related Credit Tenant Lease and to provide such mortgagee with additional time and opportunity to cure;

                    (P) such CTL Loan provides that the related Credit Tenant
                        Lease cannot be modified without the prior consent of the mortgagee thereunder, any modifications of such Credit Tenant Lease or of any guarantee of the related Credit Tenant's obligations thereunder that occurred prior to the origination of such CTL Loan are included in the related Mortgage File, and neither the Depositor nor LBHI has consented to any modifications of such Credit Tenant Lease that are not part of the related Mortgage File;

                    (Q) to the best of the Depositor's knowledge, there is no
                        right of rescission, offset, abatement, diminution, defense or counterclaim to the related Credit Tenant Lease, nor will the operation of any of the terms of such Credit Tenant Lease, or the exercise of any rights thereunder, render such Credit Tenant Lease unenforceable, in whole or in part, or subject to any right of rescission, offset, abatement, diminution, defense or counterclaim;

                    (R) the related Credit Tenant is required under such CTL
                        Loan to make all rental payments directly to the mortgagee, its successors and assigns;

                    (S) the related Credit Tenant Lease contains customary and
                        (subject to the exceptions set forth in paragraph (v) above) enforceable provisions which render the rights and remedies of the lessor thereunder adequate for the enforcement and satisfaction of the lessor's rights thereunder;

                    (T) the related Credit Tenant Lease has an original term
                        ending on or after the final maturity of such CTL Loan;

                    (U) except as set forth on Schedule III-lvi(U) hereto, the related Mortgaged Property is not subject to any lease other than the related Credit Tenant Lease, and the related Credit Tenant occupies the entire space;

                    (V) except if such CTL Loan is identified on Schedule
                        III-lvi(V), a permanent certificate of occupancy has been issued in respect of the related Mortgaged Property and the related Credit Tenant has commenced lease payments; and

                    (W) the related Credit Tenant has delivered an estoppel
                        verifying the rents and terms of the related Credit Tenant Lease, acknowledging that no rent has been paid in advance and agreeing to attorn to the mortgagee.

                  (lvii) If such Mortgage Loan has a Cut-off Date Balance of $15 million or more and is identified on Schedule III-lvii hereto, an entity (or individual) other than the related


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


           Mortgagor has agreed to be jointly and severally liable with the related Mortgagor for all liabilities, costs, losses, damages, expenses or claims suffered or incurred by the mortgagee under such Mortgage Loan by reason of or in connection with and to the extent of
           (A) any intentional fraud or material intentional misrepresentation by the related Mortgagor and (B) any breach on the part of the related Mortgagor of any environmental representations, warranties and covenants contained in the related Mortgage Loan documents; provided that, instead of any breach described in clause (B) of this paragraph, such entity (or individual) may instead cover liabilities, costs, losses, damages, expenses and claims resulting from a breach of the obligations and indemnities of the related Mortgagor under the related Mortgage Loan documents relating to hazardous or toxic substances, radon or compliance with environmental laws.

                  (lviii) if such Mortgage Loan has a Cut-off Date Balance of $15 million or more and is identified on Schedule III-lviii hereto as having a "hard lock-box account", (A) the related lock-box account was established as of the Closing Date, (B) the related lock-box account is under the control of the mortgagee or its designee, and
           (C) either the tenants or the property manager of the related Mortgaged Property remit payments directly to such lock-box account.

                  (lix) If such Mortgage Loan is secured by a Mortgage on the Mortgaged Property identified on the Mortgage Loan Schedule as Westfield Shoppingtown Plaza Camino Real, then:

                    (A) the related Anticipated Repayment Date is not less than seven years from the origination date for such Mortgage Loan;

                    (B) such Mortgage Loan provides that from the related
                        Anticipated Repayment Date through the maturity date for such Mortgage Loan, all excess cash flow (net of monthly expenses reasonably related to the operation of the related Mortgaged Property, amounts due for reserves established under such Mortgage Loan, and payments for any other expenses, including capital expenses, related to such Mortgaged Property which are approved by mortgagee) will be applied to repay principal due under such Mortgage Loan; and

                    (C) no later than the related Anticipated Repayment Date,
                        the related Mortgagor is required (if it has not previously done so) to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property will be deposited directly into a designated account controlled by the mortgagee under such Mortgage Loan.

                  (lx) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and except as otherwise set forth on Schedule III-lx, such appraisal satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, in either case as in effect on the date such Mortgage Loan was originated.


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


                  The Depositor hereby represents and warrants to the Trustee, for its own benefit and the benefit of the Certificateholders, as of the Closing Date that it has not transferred any UBS Mortgage Loan to any Person other than the Trustee and that it has not caused any UBS Mortgage Loan to be subject to any lien, claim or encumbrance.

                  Except as expressly provided in Section 2.04(a) and the preceding paragraph, the Depositor does not make any representations or warranties regarding the UBS Mortgage Loans.

                  (c) The Depositor hereby makes for the benefit of the Certificateholders and the other parties hereto the following representations, warranties and covenants, which shall be in effect each and every day until (but only until) such time as it unconditionally sells to an Independent third party or parties all of its interest in the Class H, Class J, Class K, Class L, Class M, Class N and Class P Certificates (such period, the "Depositor Restricted Period"):

                    (i) All corporate formalities shall be observed by the Depositor, Lehman Brothers and LBHI, including keeping proper corporate books and records and taking appropriate action at the appropriate times by the Board of Directors and officers of the Depositor. The Depositor shall not declare dividends without approval from its Board of Directors.

                    (ii) Each of LBHI and Lehman Brothers shall, at all times and in all material respects, comply with all provisions in each Transaction Document to which it is a party.

                    (iii) The Depositor shall engage in transactions with LBHI, Lehman Brothers and the other Affiliates of the Depositor (A) only on terms and conditions comparable to transactions on an arm's-length basis with unaffiliated persons and (B) only with prior unanimous approval of the Board of Directors of the Depositor.

                    (iv) The Depositor shall not allow LBHI, Lehman Brothers or any of its other affiliates to guarantee the obligations of the Depositor.

                    (v) LBHI's and the Depositor's respective accounting records will identify the Mortgage Loans and other assets of the Depositor as property of the Depositor (except to the extent the Mortgage Loans are assigned to the Trust) consistent with GAAP. The consolidated financial statements of Lehman Brothers will contain footnotes which describe the sale by LBHI to the Depositor of the LBHI Mortgage Loans and the separate existence of the Depositor. Furthermore, the Depositor's financial statements shall treat the Mortgage Loans and other assets of the Depositor as assets owned by it, except to the extent that the Mortgage Loans have been assigned to the Trust.

                    (vi) There is no other agreement, arrangement or understanding, written or otherwise (including, without limitation, with respect to the transfer of the Mortgage Loans), that supplements or otherwise modifies the agreements expressed in the Transaction Documents.

                    (vii) The other transactions in which the Depositor is engaged are of a nature similar to the transactions contemplated by the Transaction Documents.


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


                    (viii) The Depositor has not conducted and shall not conduct its business activities in violation of its organizational documents in the form attached hereto as Exhibit Z, and shall not modify the provisions of Articles III, V, VIII, IX or X of its certificate of incorporation in the form attached hereto as Exhibit Z, in any event unless it receives written confirmation from each Rating Agency that doing so would not result in a qualification, downgrade or withdrawal of any of the ratings then assigned to the Certificates by such Rating Agency.

                    (ix) The Depositor understands and acknowledges that non-affiliated Certificateholders and Certificate Owners have purchased their respective Certificates or interests therein based on the assumption that the Depositor will be maintained as a separate entity having the characteristics referred to in the foregoing assumptions of this Section 2.04(c) and the organizational documents of the Depositor attached hereto as Exhibit Z. The Depositor further understands and acknowledges that such parties have relied on the legal separateness of the Depositor and its separate credit in connection with the transactions contemplated by the Transaction Documents and would be prejudiced by any consolidation of the Depositor with LBHI in an insolvency of LBHI or with Lehman Brothers in an insolvency of Lehman Brothers.

         In the event that at any time during the Depositor Restricted Period there is a breach of any of the foregoing representations, warranties or covenants of the Depositor contained in this Section 2.04(c), the Depositor shall within 45 days of the earlier of its discovery or notice of such breach take one of the following actions: (i) cure such breach in all material respects so that (as confirmed by an Opinion of Counsel acceptable to the Rating Agencies) its separateness as a legal entity would not be jeopardized by the insolvency of Lehman Brothers or LBHI; or (ii) transfer all of its interest in the Class H, Class J, Class K, Class L, Class M, Class N and Class P Certificates to an Independent third party; or (iii) transfer all of its interest in the Class H, Class J, Class K, Class L, Class M, Class N and Class P Certificates to an affiliated special purpose entity and deliver to each Rating Agency an Opinion of Counsel to the effect that such Affiliate would not be consolidated with the Depositor, LBHI or Lehman Brothers in the event of an insolvency of the Depositor, LBHI, Lehman Brothers or any particular equity holder holding a 49% or greater equity interest in such Affiliate

                  (d) The representations, warranties and covenants of the Depositor set forth in Section 2.04(a), Section 2.04(b) and Section 2.04(c) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust Fund remains in existence. Upon discovery by any party hereto of any breach of any of such representations, warranties and covenants, the party discovering such breach shall give prompt written notice thereof to the other parties.

                  SECTION 2.05. Execution, Authentication and Delivery of Class
                                R-I Certificates; Creation of REMIC I Regular Interests.

                  The Trustee hereby acknowledges the assignment to it of the assets included in REMIC I. Concurrently with such assignment and in exchange therefor, (a) the REMIC I Regular Interests have been issued, and (b) pursuant to the written request of the Depositor executed by an authorized officer thereof, the Trustee, as Certificate Registrar, has executed, and the Trustee, as Authenticating Agent, has authenticated and delivered to or upon the order of the Depositor, the Class R-I Certificates in authorized denominations. The interests evidenced by the Class R-I Certificates, together with the


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REMIC I Regular Interests, constitute the entire beneficial ownership of REMIC
I. The rights of the Class R-I Certificateholders and REMIC II (as holder of the REMIC I Regular Interests) to receive distributions from the proceeds of REMIC I in respect of the Class R-I Certificates and the REMIC I Regular Interests, respectively, and all ownership interests evidenced or constituted by the Class R-I Certificates and the REMIC I Regular Interests, shall be as set forth in this Agreement.

                  SECTION 2.06. Conveyance of REMIC I Regular Interests;
                                Acceptance of REMIC II by Trustee.

                  The Depositor, as of the Closing Date, and concurrently with the execution and delivery of this Agreement, does hereby assign without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests to the Trustee for the benefit of the Holders of the Class R-II Certificates and REMIC III as the holder of the REMIC II Regular Interests. The Trustee acknowledges the assignment to it of the REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of the Class R-II Certificates and REMIC III as the holder of the REMIC II Regular Interests.

                  SECTION 2.07. Execution, Authentication and Delivery of Class
                                R-II Certificates; Creation of REMIC II Regular Interests.

                  Concurrently with the assignment to the Trustee of the REMIC I Regular Interests and in exchange therefor, (a) the REMIC II Regular Interests have been issued and (b) pursuant to the written request of the Depositor executed by an authorized officer thereof, the Trustee, as Certificate Registrar, has executed, and the Trustee, as Authenticating Agent, has authenticated and delivered to or upon the order of the Depositor, the Class R-II Certificates in authorized denominations. The rights of the Class R-II Certificateholders and REMIC III (as holder of the REMIC II Regular Interests) to receive distributions from the proceeds of REMIC II in respect of the Class R-II Certificates and the REMIC II Regular Interests, respectively, and all ownership interests evidenced or constituted by the Class R-II Certificates and the REMIC II Regular Interests, shall be as set forth in this Agreement.

                  SECTION 2.08. Conveyance of REMIC II Regular Interests;
                                Acceptance of REMIC III by Trustee.

                  The Depositor, as of the Closing Date, and concurrently with the execution and delivery of this Agreement, does hereby assign without recourse all the right, title and interest of the Depositor in and to the REMIC II Regular Interests to the Trustee for the benefit of the Holders of the REMIC III Certificates. The Trustee acknowledges the assignment to it of the REMIC II Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of the REMIC III Certificates.

                  SECTION 2.09. Execution, Authentication and Delivery of REMIC
                                III Certificates.

                  Concurrently with the assignment to the Trustee of the REMIC II Regular Interests and in exchange therefor, pursuant to the written request of the Depositor executed by an officer thereof, the Trustee, as Certificate Registrar, has executed, and the Trustee, as Authenticating Agent, has authenticated and delivered to or upon the order of the Depositor, the REMIC III Certificates in authorized denominations evidencing the entire beneficial ownership of REMIC III. The rights of the Holders of the respective Classes of REMIC III Certificates to receive distributions from the proceeds of REMIC III in respect of their REMIC III Certificates, and all ownership interests evidenced or


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constituted by the respective Classes of REMIC III Certificates in such distributions, shall be as set forth in this Agreement. The Class P Certificates shall also evidence the entire beneficial ownership of the Grantor Trust.












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                                  ARTICLE III

                 ADMINISTRATION AND SERVICING OF THE TRUST FUND

                  SECTION 3.01. Administration of the Mortgage Loans.

                  (a) Each of the Master Servicer and the Special Servicer shall service and administer the Mortgage Loans and REO Properties that it is obligated to service and administer pursuant to this Agreement on behalf of the Trustee, for the benefit of the Certificateholders, as determined in the good faith and reasonable judgement of the Master Servicer or the Special Servicer, as the case may be, in accordance with: (i) any and all applicable laws; (ii) the terms of this Agreement and the respective Mortgage Loans; (iii) the terms of any Residual Value Insurance Policies or Lease Enhancement Policies (in the case of the respective CTL Loans); and (iv) to the extent consistent with the foregoing, in accordance with the Servicing Standard. The Master Servicer or the Special Servicer, as applicable in accordance with this Agreement, shall service and administer each Cross-Collateralized Group as a single Mortgage Loan as and when necessary and appropriate consistent with the Servicing Standard. Without limiting the foregoing, and subject to Section 3.21, (i) the Master Servicer shall service and administer all Mortgage Loans that are not Specially Serviced Mortgage Loans and shall render such services with respect to the Specially Serviced Mortgage Loans as are specifically provided for herein, and (ii) the Special Servicer shall service and administer each Specially Serviced Mortgage Loan and REO Property and shall render such services with respect to the Mortgage Loans that are not Specially Serviced Mortgage Loans as are specifically provided for herein. All references herein to the respective duties of the Master Servicer and the Special Servicer, and to the areas in which they may exercise discretion, shall be subject to Section 3.21.

                  (b) Subject to Section 3.01(a) and Section 6.11 (taking account of Section 6.11(b)), the Master Servicer and the Special Servicer shall each have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, each of the Master Servicer and the Special Servicer, in its own name, with respect to each of the Mortgage Loans it is obligated to service hereunder, is hereby authorized and empowered by the Trustee to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, (i) any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien created by any Mortgage or other security document in the related Mortgage File on the related Mortgaged Property and related collateral; (ii) in accordance with the Servicing Standard and subject to Section 3.20 and Section 6.11 (taking account of Section 6.11(b)), any and all modifications, extensions, waivers, amendments or consents to or with respect to any documents contained in the related Mortgage File; and (iii) any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments. Subject to Section 3.10, the Trustee shall, at the written request of the Master Servicer or the Special Servicer, promptly execute any limited powers of attorney and other documents furnished by the Master Servicer or the Special Servicer that are necessary or appropriate to enable them to carry out their servicing and administrative duties hereunder; provided, however, that the Trustee shall not be held liable for any misuse of any such power of attorney by the Master Servicer or the Special Servicer. Notwithstanding anything contained herein to the contrary, neither the Master Servicer nor the Special Servicer shall, without the Trustee's written consent: (i) except as relates to a Mortgage Loan that the Master Servicer or the Special Servicer, as applicable, is servicing pursuant to its respective duties herein (in which case such servicer shall give notice to the Trustee of the initiation), initiate any action, suit or proceeding solely under the Trustee's name without


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indicating the Master Servicer's or Special Servicer's, as applicable, representative capacity; or (ii) take any action with the intent to cause, and that actually causes, the Trustee to be registered to do business in any state.

                  (c) The relationship of each of the Master Servicer and the Special Servicer to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

                  SECTION 3.02. Collection of Loan Payments.

                  (a) Each of the Master Servicer and the Special Servicer shall undertake reasonable efforts to collect all payments required under the terms and provisions of the Mortgage Loans it is obligated to service hereunder and shall follow such collection procedures as are consistent with the Servicing Standard; provided, however, that neither the Master Servicer nor the Special Servicer shall, with respect to any ARD Loan after its Anticipated Repayment Date, take any enforcement action with respect to the payment of Additional Interest (other than the making of requests for its collection), unless (i) the taking of an enforcement action with respect to the payment of other amounts due under such ARD Loan is, in the good faith and reasonable judgment of the Special Servicer, necessary, appropriate and consistent with the Servicing Standard or
(ii) all other amounts due under such ARD Loan have been paid, the payment of such Additional Interest has not been forgiven in accordance with Section 3.20 and, in the good faith and reasonable judgment of the Special Servicer, the Liquidation Proceeds expected to be recovered in connection with such enforcement action will cover the anticipated costs of such enforcement action and, if applicable, any associated interest accrued on Advances. The Special Servicer shall ensure that with respect to Specially Serviced Mortgage Loans, the Mortgagors make payments directly to the Master Servicer. Upon receipt of any such payment with respect to a Specially Serviced Mortgage Loan, the Master Servicer shall promptly notify the Special Servicer, and the Special Servicer shall direct the Master Servicer as to the proper posting of such payment. Consistent with the foregoing, the Special Servicer, with regard to a Specially Serviced Mortgage Loan, or the Master Servicer, with regard to a Mortgage Loan that is not a Specially Serviced Mortgage Loan, may waive or defer any Default Charges in connection with collecting any late payment on a Mortgage Loan; provided that, without the consent of the Special Servicer in the case of a proposed waiver by the Master Servicer, no such waiver or deferral may be made by the Master Servicer pursuant to this Section 3.02 if any Advance has been made as to such delinquent payment.

                  (b) All amounts collected in respect of any Cross-Collateralized Group in the form of payments from Mortgagors, Insurance Proceeds and Liquidation Proceeds, shall be applied by the Master Servicer among the Mortgage Loans constituting such Cross-Collateralized Group in accordance with the express provisions of the related loan documents and, in the absence of such express provisions or to the extent that such payments and other collections may be applied at the discretion of the lender, on a pro rata basis in accordance with the respective amounts then "due and owing" as to each such Mortgage Loan. Amounts collected in respect of or allocable to any particular Mortgage Loan (whether or not such Mortgage Loan constitutes part of a Cross-Collateralized Group) in the form of payments from Mortgagors, Liquidation Proceeds or Insurance Proceeds shall be applied to amounts due and owing under the related Mortgage Note and Mortgage (including for principal and accrued and unpaid interest) in accordance with the express provisions of the related Mortgage Note and Mortgage and, in the absence of such express provisions or to the extent that such payments and other collections may be applied at the discretion of the lender, as follows: first, as a recovery of any related and unreimbursed Servicing Advances; second, as a recovery of accrued and unpaid interest on such Mortgage Loan at the


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related Mortgage Rate to, but not including, the date of receipt (or, in the case of a full Monthly Payment from any Mortgagor, through the related Due
Date), exclusive, however, in the case of an ARD Loan after its Anticipated Repayment Date, of any such accrued and unpaid interest that constitutes Additional Interest; third, as a recovery of principal of such Mortgage Loan then due and owing, including by reason of acceleration of the Mortgage Loan following a default thereunder (or, if a Liquidation Event has occurred in respect of such Mortgage Loan, as a recovery of principal to the extent of its entire remaining unpaid principal balance); fourth, unless a Liquidation Event has occurred with respect to such Mortgage Loan, as a recovery of amounts to be currently applied to the payment of, or escrowed for the future payment of, real estate taxes, assessments, insurance premiums, ground rents (if applicable) and similar items; fifth, unless a Liquidation Event has occurred with respect to such Mortgage Loan, as a recovery of Reserve Funds to the extent then required to be held in escrow; sixth, as a recovery of any Prepayment Premium or Yield Maintenance Charge then due and owing under such Mortgage Loan; seventh, as a recovery of any Default Charges then due and owing under such Mortgage Loan; eighth, as a recovery of any assumption fees, modification fees and extension fees then due and owing under such Mortgage Loan; ninth, as a recovery of any other amounts then due and owing under such Mortgage Loan (other than remaining unpaid principal and, in the case of an ARD Loan after its Anticipated Repayment Date, other than Additional Interest); tenth, as a recovery of any remaining principal of such Mortgage Loan to the extent of its entire remaining unpaid principal balance; and, eleventh, in the case of an ARD Loan after its Anticipated Repayment Date, as a recovery of accrued and unpaid Additional Interest on such ARD Loan to but not including the date of receipt.

                  SECTION 3.03. Collection of Taxes, Assessments and Similar
                                Items; Servicing Accounts; Reserve Accounts.

                  (a) The Master Servicer shall, as to all Mortgage Loans, establish and maintain one or more accounts (the "Servicing Accounts"), in which all related Escrow Payments shall be deposited and retained. Subject to the terms of the related loan documents, each Servicing Account shall be an Eligible Account. Withdrawals of amounts from a Servicing Account may be made (to the extent of amounts on deposit therein in respect of the related Mortgage Loan or, in the case of clauses (iv) and (v), to the extent of interest or other income earned on such amounts) only for the following purposes: (i) consistent with the related loan documents, to effect payment of real estate taxes, assessments, insurance premiums, ground rents (if applicable) and comparable items in respect of the respective Mortgaged Properties, (ii) insofar as the particular Escrow Payment represents a late payment that was intended to cover an item described in the immediately preceding clause (i) for which a Servicing Advance was made, to reimburse the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as applicable, for such Servicing Advance; (iii) to refund to Mortgagors any sums as may be determined to be overages; (iv) to pay interest, if required and as described below, to Mortgagors on balances in such Servicing Account; (v) to pay the Master Servicer interest and investment income on balances in such Servicing Account as described in Section 3.06(b), if and to the extent not required by law or the terms of the related Mortgage Loan to be paid to the Mortgagor; or (vi) to clear and terminate such Servicing Account at the termination of this Agreement in accordance with Section 9.01. To the extent permitted by law or the applicable Mortgage Loan, funds in the Servicing Accounts may be invested only in Permitted Investments in accordance with the provisions of Section 3.06. The Master Servicer shall pay or cause to be paid to the Mortgagors interest, if any, earned on the investment of funds in the related Servicing Accounts, if required by law or the terms of the related Mortgage Loan. If the Master Servicer shall deposit in a Servicing Account any amount not required to be deposited therein, it may at any time withdraw such amount from such Servicing Account, any provision herein to the contrary notwithstanding.


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                  (b) The Master Servicer shall, as to each and every Mortgage
Loan, (i) maintain accurate records with respect to the related Mortgaged Property reflecting the status of real estate taxes, assessments and other similar items that are or may become a lien thereon and the status of insurance premiums and any ground rents payable in respect thereof and (ii) use reasonable efforts to obtain, from time to time, all bills for (or otherwise confirm) the payment of such items (including renewal premiums) and, for the Mortgage Loans that require the related Mortgagor to escrow for such items, shall effect payment thereof prior to the applicable penalty or termination date. For purposes of effecting any such payment for which it is responsible, the Master Servicer shall apply Escrow Payments as allowed under the terms of the related Mortgage Loan (or, if such Mortgage Loan does not require the related Mortgagor to escrow for the payment of real estate taxes, assessments, insurance premiums, ground rents (if applicable) and similar items, the Master Servicer shall use reasonable efforts consistent with the Servicing Standard to cause the related Mortgagor to comply with the requirement of the related Mortgage that the Mortgagor make payments in respect of such items at the time they first become due and, in any event, prior to the institution of foreclosure or similar proceedings with respect to the related Mortgaged Property for nonpayment of such items). Subject to Section 3.11(h), the Master Servicer shall timely make a Servicing Advance to cover any such item which is not so paid, including any penalties or other charges arising from the Mortgagor's failure to timely pay such items.

                  (c) The Master Servicer shall, as to each and every Mortgage Loan, make a Servicing Advance with respect to the related Mortgaged Property in an amount equal to all such funds as are necessary for the purpose of effecting the payment of (i) real estate taxes, assessments and other similar items, (ii) ground rents (if applicable), and (iii) premiums on Insurance Policies, in each instance if and to the extent Escrow Payments (if any) collected from the related Mortgagor are insufficient to pay such item when due and the related Mortgagor has failed to pay such item on a timely basis. All such Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors, and further as provided in Section 3.05(a). No costs incurred by the Master Servicer in effecting the payment of real estate taxes, assessments and, if applicable, ground rents on or in respect of the Mortgaged Properties shall, for purposes of this Agreement, including the Trustee's calculation of monthly distributions to Certificateholders, be added to the unpaid Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such loans so permit. The foregoing shall in no way limit the Master Servicer's ability to charge and collect from the Mortgagor such costs together with interest thereon.

                  (d) The Master Servicer shall, as to all Mortgage Loans, establish and maintain, as applicable, one or more accounts (the "Reserve Accounts"), into which all Reserve Funds, if any, shall be deposited and retained. Withdrawals of amounts so deposited may be made (i) for the specific purposes for which the particular Reserve Funds were delivered, in accordance with the Servicing Standard and the terms of the related Mortgage Note, Mortgage and any other agreement with the related Mortgagor governing such Reserve Funds, and (ii) to pay the Master Servicer interest and investment income earned on amounts in the Reserve Accounts as described below. To the extent permitted in the applicable loan documents, funds in the Reserve Accounts may be invested in Permitted Investments in accordance with the provisions of Section 3.06. Subject to the related loan documents, all Reserve Accounts shall be Eligible Accounts. Consistent with the Servicing Standard, the Master Servicer may waive or extend the date set forth in any agreement governing Reserve Funds by which any required repairs, capital improvements and/or environmental remediation at the related Mortgaged Property must be completed; provided that any waiver, any extension for more than 120 days and any subsequent extension may only be granted with the consent of the Special Servicer.


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                  SECTION 3.04. Custodial Account, Defeasance Deposit Account,
                                Collection Account, Interest Reserve Account and Excess Liquidation Proceeds Account.

                  (a) The Master Servicer shall establish and maintain one or more separate accounts (collectively, the "Custodial Account"), in which the amounts described in clauses (i) through (ix) below shall be deposited and held on behalf of the Trustee in trust for the benefit of the Certificateholders. The Custodial Account shall be an Eligible Account. The Master Servicer shall deposit or cause to be deposited in the Custodial Account, within one Business Day of receipt (in the case of payments by Mortgagors or other collections on the Mortgage Loans) or as otherwise required hereunder, the following payments and collections received or made by the Master Servicer or on its behalf subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due and payable on or before the Cut-off Date, which payments shall be delivered promptly to the Depositor or its designee, with negotiable instruments endorsed as necessary and appropriate without recourse, and other than amounts required to be deposited in the Defeasance Deposit Account), or payments (other than Principal Prepayments) received by it on or prior to the Cut-off Date but allocable to a period subsequent thereto:

                  (i) all payments on account of principal of the Mortgage Loans, including Principal Prepayments, and regardless of whether those payments are made by the related Mortgagor or any related guarantor, out of any related Reserve Funds maintained for such purpose, out of collections on any related Defeasance Collateral or from any other source;

                  (ii) all payments on account of interest on the Mortgage Loans, including Default Interest and Additional Interest, and regardless of whether those payments are made by the related Mortgagor or any related guarantor, out of any related Reserve Funds maintained for such purpose, out of collections on any related Defeasance Collateral or from any other source;

                  (iii) all Prepayment Premiums, Yield Maintenance Charges and late payment charges received in respect of any Mortgage Loan;

                  (iv) all Insurance Proceeds and Liquidation Proceeds received in respect of any Mortgage Loan;

                  (v) any amounts required to be deposited by the Master Servicer pursuant to Section 3.06 in connection with losses incurred with respect to Permitted Investments of funds held in the Custodial Account;

                  (vi) any amounts required to be deposited by the Master Servicer or the Special Servicer pursuant to Section 3.07(b) in connection with losses resulting from a deductible clause in a blanket hazard policy or a master single interest policy;

                  (vii) any amounts required to be transferred from the REO Account pursuant to Section 3.16(c);

                  (viii) any amounts required to be transferred from the Special Reserve Account pursuant to Section 2.03(e); and


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                  (ix) insofar as they do not constitute Escrow Payments, any amounts paid by a Mortgagor specifically to cover items for which a Servicing Advance has been made.

                  The foregoing requirements for deposit in the Custodial Account shall be exclusive. Notwithstanding the foregoing, actual payments from Mortgagors in the nature of Escrow Payments, Reserve Funds, assumption fees, assumption application fees, funds representing a Mortgagor's payment of costs and expenses associated with assumptions and defeasance, modification fees, extension fees, charges for beneficiary statements or demands, amounts collected for checks returned for insufficient funds and any similar fees not expressly referred to in the prior paragraph need not be deposited by the Master Servicer in the Custodial Account. If the Master Servicer shall deposit in the Custodial Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Master Servicer shall promptly deliver to the Special Servicer, as additional special servicing compensation in accordance with Section 3.11(d), all assumption fees and assumption application fees (or the applicable portions thereof) and other transaction fees received by the Master Servicer to which the Special Servicer is entitled pursuant to such section upon receipt of a written statement of a Servicing Officer of the Special Servicer describing the item and amount (unless pursuant to this Agreement it is otherwise clear that the Special Servicer is entitled to such amounts, in which case a written statement is not required). The Custodial Account shall be maintained as a segregated account, separate and apart from trust funds created for mortgage-backed securities of other series and the other accounts of the Master Servicer.

                  Upon receipt of any of the amounts described in clauses (i) through (iv) and (ix) above with respect to any Mortgage Loan, the Special Servicer shall promptly, but in no event later than one Business Day after receipt, remit such amounts to the Master Servicer for deposit into the Custodial Account in accordance with the second preceding paragraph, unless the Special Servicer determines, consistent with the Servicing Standard, that a particular item should not be deposited because of a restrictive endorsement or other appropriate reason. With respect to any such amounts paid by check to the order of the Special Servicer, the Special Servicer shall endorse such check to the order of the Master Servicer, unless the Special Servicer determines, consistent with the Servicing Standard, that a particular item cannot be so endorsed and delivered because of a restrictive endorsement or other appropriate reason. Any such amounts received by the Special Servicer with respect to an REO Property shall be deposited by the Special Servicer into the REO Account and thereafter remitted to the Master Servicer for deposit into the Custodial Account as and to the extent provided in Section 3.16(c).

                  If and when any Mortgagor under a Defeasance Loan elects to defease all or any part of its Mortgage Loan and, pursuant to the provisions of the related Mortgage Loan documents, delivers cash to the Master Servicer to purchase the required Defeasance Collateral, the Master Servicer shall establish and maintain one or more separate segregated accounts (collectively, the "Defeasance Deposit Account"), in which the Master Servicer shall deposit such cash within one Business Day of receipt by the Master Servicer. The Master Servicer shall retain such cash in the Defeasance Deposit Account pending its prompt application to purchase Defeasance Collateral. The Master Servicer shall hold such cash and maintain the Defeasance Deposit Account on behalf of the Trustee to secure payment on the related Defeasance Loan. The Defeasance Deposit Account shall be an Eligible Account. To the extent permitted by law or the applicable Defeasance Loan, prior to the purchase of Defeasance Collateral, funds in the Defeasance Deposit Account may be invested only in Permitted Investments in accordance with the provisions of Section 3.06. The Master Servicer shall pay or cause to be paid to the related Mortgagor(s) interest, if any, earned on the investment of funds in the Defeasance Deposit Account, if required by law or the terms of the related Mortgage Loan(s).


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                  (b) The Trustee shall establish and maintain one or more trust accounts (collectively, the "Collection Account") to be held in trust for the benefit of the Certificateholders. The Collection Account shall be an Eligible Account. The Master Servicer shall deliver to the Trustee each month on or before the Master Servicer Remittance Date therein, for deposit in the Collection Account, an aggregate amount of immediately available funds equal to the Master Servicer Remittance Amount for such Master Servicer Remittance Date, together with, in the case of the final Distribution Date, any additional amounts contemplated by the second paragraph of Section 9.01.

                  In addition, the Master Servicer shall, as and when required hereunder, deliver to the Trustee (without duplication) for deposit in the Collection Account:

                      (i) any P&I Advances required to be made by the Master Servicer in accordance with Section 4.03(a);

                      (ii) any amounts required to be deposited by the Master Servicer pursuant to Section 3.06 in connection with losses realized on Permitted Investments with respect to funds held in the Collection Account; and

                      (iii) any amounts required to be deposited by the Master Servicer pursuant to Section 3.19(a) in connection with Prepayment Interest Shortfalls.

                  The Trustee shall, upon receipt, deposit in the Collection Account any and all amounts received by the Trustee that are required by the terms of this Agreement to be deposited therein.

                  In the event that the Master Servicer fails, on any P&I Advance Date or Master Servicer Remittance Date, to remit to the Trustee any amount(s) required to be so remitted to the Trustee hereunder by such date, the Master Servicer shall pay the Trustee, for the account of the Trustee, interest, calculated at the Prime Rate, on such amount(s) not timely remitted, from and including that P&I Advance Date or Master Servicer Remittance Date, as the case may be, to but not including the related Distribution Date.

                  On the Master Servicer Remittance Date in March of each year (commencing in March 2001), the Trustee shall transfer from the Interest Reserve Account to the Collection Account all Interest Reserve Amounts then on deposit in the Interest Reserve Account with respect to the Interest Reserve Loans.

                  As and when required pursuant to Section 3.05(d), the Trustee shall transfer monies from the Excess Liquidation Proceeds Account to the Collection Account.

                  (c) The Trustee shall establish and maintain one or more accounts (collectively, the "Interest Reserve Account") to be held in trust for the benefit of the Certificateholders. Each account that constitutes the Interest Reserve Account shall be an Eligible Account. On each Distribution Date in February and, during a year that is not a leap year, in January, prior to any distributions being made in respect of the Certificates on such Distribution Date, the Trustee shall withdraw from the Collection Account and deposit in the Interest Reserve Account with respect to each Interest Reserve Loan, an amount equal to the Interest Reserve Amount, if any, in respect of such Interest Reserve Loan for such Distribution Date.


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                  (d) If any Excess Liquidation Proceeds are received, the
Trustee shall establish and maintain one or more accounts (collectively, the "Excess Liquidation Proceeds Account") to be held in trust for the benefit of the Certificateholders. Each account that constitutes the Excess Liquidation Proceeds Account shall be an Eligible Account. On each Master Servicer Remittance Date, the Master Servicer shall withdraw from the Custodial Account and remit to the Trustee for deposit in the Excess Liquidation Proceeds Account all Excess Liquidation Proceeds received during the Collection Period ending on the Determination Date immediately prior to such Master Servicer Remittance Date.

                  (e) Funds in the Custodial Account, the Collection Account and the Interest Reserve Account may be invested only in Permitted Investments in accordance with the provisions of Section 3.06. Funds in the Excess Liquidation Proceeds Account shall remain uninvested. The Master Servicer shall give notice to the Trustee, the Special Servicer and the Rating Agencies of the location of the Custodial Account as of the Closing Date and of the new location of the Custodial Account prior to any change thereof. As of the Closing Date, the Collection Account, the Interest Reserve Account and the Excess Liquidation Proceeds Account shall be located at the Trustee's offices in Chicago, Illinois. The Trustee shall give notice to the Master Servicer, the Special Servicer and the Rating Agencies of any change in the location of the Collection Account, the Interest Reserve Account or the Excess Liquidation Proceeds Account prior to any change thereof.

                  SECTION 3.05. Permitted Withdrawals From the Custodial
                                Account, the Collection Account, the Interest Reserve Account and the Excess Liquidation Proceeds Account.

                  (a) The Master Servicer may, from time to time, make withdrawals from the Custodial Account for any of the following purposes (the order set forth below not constituting an order of priority for such withdrawals):

                     (i) to remit to the Trustee for deposit in the Collection Account the amounts required to be so deposited pursuant to the first paragraph of Section 3.04(b) and any amounts that may be applied to make P&I Advances pursuant to Section 4.03(a);

                     (ii) to reimburse the Fiscal Agent, the Trustee and itself, in that order, for unreimbursed P&I Advances made thereby with respect to any Mortgage Loan or REO Loan, the Fiscal Agent's, the Trustee's and Master Servicer's, as the case may be, respective rights to reimbursement pursuant to this clause (ii) with respect to any P&I Advance (other than Nonrecoverable Advances, which are reimbursable pursuant to clause (vii) below) being limited to amounts that represent Late Collections of interest and principal (net of the related Master Servicing Fees and any related Workout Fees or Liquidation Fees) received in respect of the particular Mortgage Loan or REO Loan as to which such P&I Advance was made;

                     (iii) on each Master Service Remittance Date, to pay to itself the earned Master Servicing Fees in respect of each Mortgage Loan and REO Loan for such Master Servicer Remittance Date and, to the extent not previously paid, for each prior Master Servicer Remittance Date; the Master Servicer's right to payment pursuant to this clause (iii) with respect to any Mortgage Loan or REO Loan being limited to amounts received on or in respect of such Mortgage Loan (whether in the form of payments, Liquidation Proceeds or Insurance Proceeds) or such REO Loan (whether in the form of REO Revenues, Liquidation Proceeds or Insurance Proceeds) that are allocable as a recovery of interest thereon;


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                     (iv) on each Master Servicer Remittance Date, to pay to the
           Special Servicer, out of general collections on the Mortgage Loans and any REO Properties, the earned and unpaid Special Servicing Fees in respect of each Specially Serviced Mortgage Loan and REO Loan for such Master Service Remittance Date and, to the extent not previously paid, for each prior Master Servicer Remittance Date;

                     (v) to pay the Special Servicer (or, if applicable, a predecessor Special Servicer) any earned and unpaid Workout Fees and Liquidation Fees in respect of each Specially Serviced Mortgage Loan, Corrected Loan and/or REO Loan, as applicable, in the amounts and from the sources specified in Section 3.11(c);

                     (vi) to reimburse the Fiscal Agent, the Trustee, itself and the Special Servicer, in that order, for any unreimbursed Servicing Advances made thereby with respect to any Mortgage Loan or REO Property, the Fiscal Agent's, the Trustee's, the Master Servicer's and the Special Servicer's respective rights to reimbursement pursuant to this clause (vi) with respect to any Servicing Advance being limited to payments made by the related Mortgagor that are allocable to such Servicing Advance, or to Liquidation Proceeds (net of Liquidation Fees payable therefrom), Insurance Proceeds and, if applicable, REO Revenues received in respect of the particular Mortgage Loan or REO Property as to which such Servicing Advance was made;

                     (vii) to reimburse the Fiscal Agent, the Trustee, itself and the Special Servicer, in that order, out of general collections on the Mortgage Loans and any REO Properties, for any unreimbursed Advances that have been or are determined to be Nonrecoverable Advances;

                     (viii) to pay the Fiscal Agent, the Trustee, itself and the Special Servicer, in that order, any interest accrued and payable in accordance with Section 3.11(g) or 4.03(d), as applicable, on any Advance made thereby, the Fiscal Agent's, the Trustee's, the Master Servicer's and the Special Servicer's respective rights to payment pursuant to this clause (viii) with respect to interest on any Advance being permitted to be satisfied (A) first, out of Default Charges collected on or in respect of the related Mortgage Loan or REO Loan, as the case may be, as to which the related Advance was made, as and to the extent contemplated by Section 3.25, and (B) then, to the extent that such Default Charges described in the immediately preceding clause (A) are insufficient, but only after such Advance has been reimbursed, out of general collections of the Mortgage Loans and any REO Properties if such Advance has been reimbursed on a prior date;

                     (ix) to pay any unpaid Additional Trust Fund Expense (other than interest accrued on Advances, which is payable pursuant to clause (viii) above, and other than Special Servicing Fees, Liquidation Fees and Workout Fees) out of Default Charges collected on or in respect of the related Mortgage Loan or REO Loan, as to which such expense was incurred, and as to the extent contemplated by
           Section 3.25.

                     (x) to pay, out of general collections on the Mortgage Loans and any REO Properties, for costs and expenses incurred by the Trust Fund pursuant to Section 3.09(c) (other than the costs of environmental testing, which are to be covered by, and reimbursable as, a Servicing Advance);


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                     (xi) to pay itself, as additional servicing compensation in accordance with Section 3.11(b), (A) interest and investment income earned in respect of amounts held in the Custodial Account as provided in Section 3.06(b), but only to the extent of the Net Investment Earnings with respect to the Custodial Account for any Collection Period, (B) Prepayment Interest Excesses and (C) Net Default Charges that accrued in respect of Mortgage Loans that are not Specially Serviced Mortgage Loans, and to pay the Special Servicer, as additional special servicing compensation in accordance with Section 3.11(d), Net Default Charges that accrued in respect of Specially Serviced Mortgage Loans and REO Loans;

                     (xii) to pay, out of general collections on the Mortgage Loans and any REO Properties, for the cost of an independent appraiser or other expert in real estate matters retained pursuant to
           Section 3.09(a), 3.11(h) or 4.03(c);

                     (xiii) to pay itself, the Special Servicer, the Depositor, or any of their respective members, managers, directors, officers, employees and agents, as the case may be, out of general collections on the Mortgage Loans and any REO Properties, any amounts payable to any such Person pursuant to Section 6.03;

                     (xiv) to pay, out of general collections on the Mortgage Loans and any REO Properties, for (A) the cost of the Opinion of Counsel contemplated by Section 11.02(a), (B) the cost of an Opinion of Counsel contemplated by Section 11.01(a) or 11.01(c) in connection with any amendment to this Agreement requested by the Master Servicer or the Special Servicer that protects or is in furtherance of the rights and interests of Certificateholders, (C) the cost of recording this Agreement in accordance with Section 11.02(a) and (D) the cost of the Trustee's transferring Mortgage Files and other documents to a successor after being terminated by Certificateholders pursuant to
           Section 8.07(c) without cause;

                     (xv) to pay itself, the Special Servicer, the Depositor, any Controlling Class Certificateholder or any other Person, as the case may be, with respect to each Mortgage Loan, if any, previously purchased by such Person pursuant to this Agreement, all amounts received thereon subsequent to the date of purchase;

                     (xvi) to pay, in accordance with Section 3.11(i), out of general collections on the Mortgage Loans and any REO Properties, any servicing expenses, that would, if advanced, constitute Nonrecoverable Servicing Advances;

                     (xvii) on each Master Servicer Remittance Date, to transfer Excess Liquidation Proceeds to the Trustee, for deposit in the Excess Liquidation Proceeds Account, in accordance with Section 3.04(d); and

                     (xviii) to clear and terminate the Custodial Account at the termination of this Agreement pursuant to Section 9.01.

                  The Master Servicer shall keep and maintain separate accounting records, on a loan-by-loan and property-by-property basis when appropriate, in connection with any withdrawal from the Custodial Account pursuant to clauses (ii) - (xvii) above.


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                  The Master Servicer shall pay to the Special Servicer (or to third party contractors at the direction of the Special Servicer), the Trustee or the Fiscal Agent from the Custodial Account, amounts permitted to be paid to the Special Servicer (or to any such third party contractor), the Trustee or the Fiscal Agent therefrom promptly upon receipt of a written statement of a Servicing Officer of the Special Servicer or of a Responsible Officer of the Trustee or the Fiscal Agent describing the item and amount to which the Special Servicer (or such third party contractor), the Trustee or the Fiscal Agent, as applicable, is entitled (unless pursuant to this Agreement it is otherwise clear that the Special Servicer, the Trustee or the Fiscal Agent, as the case may be, is entitled to such amounts, in which case a written statement is not required). The Master Servicer may rely conclusively on any such written statement and shall have no duty to re-calculate the amounts stated therein. The Special Servicer shall keep and maintain separate accounting for each Specially Serviced Mortgage Loan and REO Property, on a loan-by-loan and property-by-property basis, for the purpose of justifying any request for withdrawal from the Custodial Account. Each of the Trustee and Fiscal Agent shall keep and maintain separate accounting, on a loan-by-loan and property-by-property basis, for the purpose of justifying any request for withdrawal from the Custodial Account for reimbursements of Advances or interest thereon.

                  (b) The Trustee may, from time to time, make withdrawals from the Collection Account for any of the following purposes (in no particular order of priority):

                    (i) to make distributions to Certificateholders on each Distribution Date pursuant to Section 4.01 or 9.01, as applicable;

                    (ii) to pay the Trustee, the Fiscal Agent or any of their respective directors, officers, employees and agents, as the case may be, out of general collections on the Mortgage Loans and any REO Properties, any amounts payable or reimbursable to any such Person pursuant to Section 7.01(b) and/or Section 8.05, as applicable;

                    (iii) to pay the Master Servicer, as additional servicing compensation in accordance with Section 3.11(b), interest and investment income earned in respect of amounts held in the Collection Account as provided in Section 3.06(b) (but only to the extent of the Net Investment Earnings with respect to the Collection Account for any Collection Period);

                    (iv) to pay, out of general collections on the Mortgage Loans and any REO Properties, for the cost of the Opinions of Counsel sought by the Trustee or the Tax Administrator (A) as provided in clause (v) of the definition of "Disqualified Organization", (B) as contemplated by Sections 9.02(a)(i), 10.01(i) and 10.02(e), or (C) as contemplated by Section 11.01(a) or 11.01(c) in connection with any amendment to this Agreement requested by the Trustee which amendment is in furtherance of the rights and interests of Certificateholders;

                    (v) to pay, out of general collections on the Mortgage Loans and any REO Properties, any and all federal, state and local taxes imposed on any of the REMICs created hereunder or on the assets or transactions of any such REMIC, together with all incidental costs and expenses, to the extent none of the Depositor, the Trustee, the Tax Administrator, the Master Servicer or the Special Servicer is liable therefor pursuant to Section 10.01(j) or Section 10.02(f);


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                    (vi) to pay the Tax Administrator, out of general
           collections on the Mortgage Loans and any REO Properties, any amounts reimbursable to it pursuant to Section 10.01(f) or Section 10.02(b);

                    (vii) to pay the Master Servicer any amounts deposited by the Master Servicer in the Collection Account in error;

                    (viii) to transfer Interest Reserve Amounts in respect of the Interest Reserve Loans to the Interest Reserve Account as and when required by Section 3.04(c); and

                    (ix) to clear and terminate the Collection Account at the termination of this Agreement pursuant to Section 9.01.

                  (c) On each Master Servicer Remittance Date in March (commencing in March 2001), the Trustee shall withdraw from the Interest Reserve Account and deposit in the Collection Account all Interest Reserve Amounts that have been deposited in the Interest Reserve Account in respect of the Interest Reserve Loans during January and/or February of the same year in accordance with
Section 3.04(c). In addition, the Trustee may from time to time make withdrawals from the Interest Reserve Account to pay the Master Servicer, as additional servicing compensation in accordance with Section 3.11(b), interest and investment income earned in respect of amounts held in the Interest Reserve Account as provided in Section 3.06(b) (but only to the extent of the Net Investment Earnings with respect to the Interest Reserve Account for any Collection Period).

                  (d) On each Master Servicer Remittance Date, the Trustee shall withdraw from the Excess Liquidation Proceeds Account and deposit in the Collection Account, for distribution on the next following Distribution Date, an amount equal to the lesser of (i) the entire amount, if any, then on deposit in the Excess Liquidation Proceeds Account and (ii) the excess, if any, of the aggregate amount distributable on such Distribution Date pursuant to Sections 4.01(a) and 4.01(b), over the Available Distribution Amount for such Distribution Date (calculated without regard to such transfer from the Excess Liquidation Proceeds Account to the Collection Account); provided that on the Master Servicer Remittance Date immediately prior to the Final Distribution Date, the Trustee shall withdraw from the Excess Liquidation Proceeds Account and deposit in the Collection Account, for distribution on such Distribution Date, any and all amounts then on deposit in the Excess Liquidation Proceeds Account.

                  SECTION 3.06. Investment of Funds in the Servicing Accounts,
                                the Reserve Accounts, the Defeasance Deposit
                                Account, the Custodial Account, the Collection Account, the Interest Reserve Account and the REO Account.

                  (a) The Master Servicer may direct in writing any depository institution maintaining a Servicing Account, a Reserve Account, the Defeasance Deposit Account or the Custodial Account and may direct in writing the Trustee with respect to the Collection Account and the Interest Reserve Account (each, for purposes of this Section 3.06, an "Investment Account"), and the Special Servicer may direct in writing any depository institution maintaining the REO Account (also, for purposes of this Section 3.06, an "Investment Account"), to invest, or if it is such depository institution, may itself invest, the funds held therein in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, no later than the Business Day immediately preceding the next succeeding date on which such funds are required to be withdrawn from such account pursuant to this Agreement; provided that, in the case of any Servicing Account, any Reserve Account or the Defeasance


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Deposit Account, such investment direction shall be subject to the related
Mortgage Loan documents and applicable law. In the event the Master Servicer shall have failed to give investment directions for the Collection Account or Interest Reserve Account by 11:00 a.m. New York City time on any Business Day on which there may be uninvested cash, such funds shall be invested in securities described in clause (v) of the definition of "Permitted Investments". The Trustee agrees that funds in the Collection Account and the Interest Reserve Account will be invested in accordance herewith on the day of receipt if such funds are received by 4:00 p.m. New York City time. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Trustee (in its capacity as such). The Master Servicer (with respect to Permitted Investments of amounts in the Servicing Accounts, the Reserve Accounts, the Defeasance Deposit Account and the Custodial Account) and the Special Servicer (with respect to Permitted Investments of amounts in the REO Account), on behalf of the Trustee, shall (and the Trustee hereby designates the Master Servicer and the Special Servicer, as applicable, as the Person that shall) (i) be the "entitlement holder" of any Permitted Investment that is a "security entitlement" and (ii) maintain "control" of any Permitted Investment that is either a "certificated security" or an "uncertificated security". For purposes of this Section 3.06(a), the terms "entitlement holder", "security entitlement", "control", "certificated security" and "uncertificated security" shall have the meanings given such terms in Revised Article 8 (1994 Revision) of the UCC, and "control" of any Permitted Investment in any Investment Account by the Master Servicer or the Special Servicer shall constitute "control" by a Person designated by, and acting on behalf of, the Trustee, for purposes of Revised
Article 8 (1994 Revision) of the UCC. If amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Master Servicer (in the case of the Custodial Account, the Servicing Accounts, the Reserve Accounts and the Defeasance Deposit Account), the Trustee (in the case of the Collection Account and the Interest Reserve Account) or the Special Servicer (in the case of the REO Account) shall:

                  (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to at least the lesser of (1) all amounts then payable thereunder and
                           (2) the amount required to be withdrawn on such date; and

                  (y) demand payment of all amounts due thereunder promptly upon determination by the Master Servicer or the Special Servicer, as the case may be, that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

                  (b) Whether or not the Master Servicer directs the investment of funds in any of the Servicing Accounts, the Reserve Accounts, the Defeasance Deposit Account, the Custodial Account, the Collection Account or the Interest Reserve Account, interest and investment income realized on funds deposited therein, to the extent of the Net Investment Earnings, if any, for each such Investment Account for each Collection Period (and, in the case of Servicing Accounts, Reserve Accounts and the Defeasance Deposit Account, to the extent not otherwise payable to Mortgagors under applicable law or the related Mortgage Loan documents), shall be for the sole and exclusive benefit of the Master Servicer and shall be subject to its withdrawal in accordance with Section 3.03(a), 3.03(d), 3.04(a) or 3.05(a) or withdrawal by the Trustee at its direction in accordance with Section 3.05(b) or 3.05(c), as applicable. Whether or not the Special Servicer directs the investment of funds in any of the REO Account, interest and investment income realized on funds deposited therein, to the extent of the Net Investment Earnings, if any, for such Investment Account for each Collection Period, shall be for the sole and exclusive


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benefit of the Special Servicer and shall be subject to its withdrawal in accordance with Section 3.16(b). If any loss shall be incurred in respect of any Permitted Investment on deposit in any Investment Account, the Master Servicer (in the case of (i) the Servicing Accounts, the Reserve Accounts and the Defeasance Deposit Account (except to the extent that any investment of funds with respect thereto is at the direction of a Mortgagor in accordance with the related Mortgage Loan documents or applicable law), (ii) the Custodial Account,
(iii) the Collection Account and (iv) the Interest Reserve Account) and the Special Servicer (in the case of the REO Account) shall promptly deposit therein from its own funds, without right of reimbursement, no later than the end of the Collection Period during which such loss was incurred, the amount of the Net Investment Loss, if any, for such Investment Account for such Collection Period. Notwithstanding any of the foregoing provisions of this Section 3.06, no party shall be required to deposit any loss on a deposit of funds in an Investment Account if such loss is incurred solely as a result of the insolvency of the federal or state chartered depository institution or trust company with which such deposit was maintained so long as such depository institution or trust company satisfied the conditions set forth in the definition of "Eligible Account" at the time such deposit was made.

                  (c) Except as expressly provided otherwise in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee may, and subject to Section 8.02, upon the request of Certificateholders entitled to a majority of the Voting Rights allocated to a Class, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

                  (d) Amounts on deposit in the Excess Liquidation Proceeds Account shall remain uninvested.

                  (e) Notwithstanding the investment of funds held in any Investment Account, for purposes of the calculations hereunder, including the calculation of the Available Distribution Amount and the Master Servicer Remittance Amount, the amounts so invested shall be deemed to remain on deposit in such Investment Account.

                  SECTION 3.07. Maintenance of Insurance Policies; Errors and
                                Omissions and Fidelity Coverage.

                  (a) The Master Servicer (with respect to Mortgage Loans that are not Specially Serviced Mortgage Loans) and the Special Servicer (with respect to Specially Serviced Mortgage Loans) shall, consistent with the Servicing Standard, cause to be maintained for each Mortgaged Property all insurance coverage as is required under the related Mortgage; provided that if and to the extent that any such Mortgage permits the holder thereof any discretion (by way of consent, approval or otherwise) as to the insurance coverage that the related Mortgagor is required to maintain, the Master Servicer or Special Servicer, as the case may be, shall exercise such discretion in a manner consistent with the Servicing Standard; and provided, further, that, if and to the extent that a Mortgage so permits, the Master Servicer or Special Servicer, as the case may be, shall use reasonable best efforts to require the related Mortgagor to obtain the required insurance coverage from Qualified Insurers that have a "claims paying ability" or "financial strength" rating, as applicable, of at least "A2" from Moody's (if then rated by Moody's, and if not rated by Moody's, then at least "A:VIII" or better from A.M. Best Company) and "A" from S&P (or, in the case of either Rating Agency, such lower rating as will not result in an Adverse Rating Event, as evidenced in writing by such Rating Agency). Any Controlling Class


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Certificateholder may request that earthquake insurance be secured for one or more Mortgaged Properties by the related Mortgagor, to the extent such insurance may reasonably be obtained and provided the related loan documents and applicable law give the mortgagee the right to request such insurance coverage and such loan documents require the Mortgagor to obtain earthquake insurance at the request of the mortgagee. Subject to Section 3.17(a), the Special Servicer, in accordance with the Servicing Standard, shall also cause to be maintained for each REO Property no less insurance coverage than was previously required of the Mortgagor under the related Mortgage; provided that all such insurance shall be obtained from Qualified Insurers that, if they are providing casualty insurance, shall have a "claims paying ability" or "financial strength" rating, as applicable, of at least "A2" from Moody's and "A" from S&P (or, in the case of either Rating Agency, such lower rating as will not result in an Adverse Rating Event, as evidenced in writing by such Rating Agency). All such insurance policies shall contain (if they insure against loss to property and do not relate to an REO Property) a "standard" mortgagee clause, with loss payable to the Master Servicer (in the case of insurance maintained in respect of Mortgage Loans, including Specially Serviced Mortgage Loans), and shall be in the name of the Special Servicer (in the case of insurance maintained in respect of REO Properties), on behalf of the Trustee; and, in each case, such insurance shall be issued by a Qualified Insurer. Any amounts collected by the Master Servicer or the Special Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or REO Property or amounts to be released to the related Mortgagor, in each case subject to the rights of any tenants and ground lessors, as the case may be, and in each case in accordance with the terms of the related Mortgage and the Servicing Standard) shall be deposited in the Custodial Account in accordance with Section 3.04(a), in the case of amounts received in respect of a Mortgage Loan, or in the REO Account in accordance with Section 3.16(b), in the case of amounts received in respect of an REO Property. Any cost incurred by the Master Servicer or the Special Servicer in maintaining any such insurance (including any earthquake insurance maintained at the request of a Controlling Class Certificateholder) shall not, for purposes hereof, including calculating monthly distributions to Certificateholders, be added to the unpaid principal balance or Stated Principal Balance of the related Mortgage Loan or REO Loan, notwithstanding that the terms of such loan so permit, but shall be recoverable by the Master Servicer and the Special Servicer as a Servicing Advance.

                  (b) If either the Master Servicer or the Special Servicer shall obtain and maintain, or cause to be obtained and maintained, a blanket policy insuring against hazard losses on all of the Mortgage Loans and/or REO Properties that it is required to service and administer, then, to the extent such policy (i) is obtained from a Qualified Insurer having (or whose obligations are guaranteed or backed, in writing, by an entity having) a "claims paying ability" or "financial strength" rating, as applicable, of at least "A2" from Moody's (if then rated by Moody's, and if not then rated by Moody's, then at least "A:VIII" from A.M. Best Company) and "A" from S&P (or, in the case of either Rating Agency, such lower rating as will not result in an Adverse Rating Event, as evidenced in writing by such Rating Agency), and (ii) provides protection equivalent to the individual policies otherwise required, the Master Servicer or the Special Servicer, as the case may be, shall conclusively be deemed to have satisfied its obligation to cause hazard insurance to be maintained on the related Mortgaged Properties and/or REO Properties. Such blanket policy may contain a deductible clause (not in excess of a customary amount), in which case the Master Servicer or the Special Servicer, as appropriate, shall, if there shall not have been maintained on the related Mortgaged Property or REO Property an individual hazard insurance policy complying with the requirements of Section 3.07(a), and there shall have been one or more losses that would have been covered by such individual policy, promptly deposit into the Custodial Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause. The Master Servicer or the Special Servicer, as appropriate, shall


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prepare and present, on behalf of itself, the Trustee and the
Certificateholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

                  If the Master Servicer shall cause any Mortgaged Property or the Special Servicer shall cause any REO Property to be covered by a master single interest insurance policy naming the Master Servicer or the Special Servicer, as applicable, on behalf of the Trustee as the loss payee or insured, as applicable, then to the extent such policy (i) is obtained from a Qualified Insurer that possesses (or whose obligations are guaranteed or backed, in writing, by an entity having) a "claims paying ability" or "financial strength" rating, as applicable, of at least "A2" from Moody's (if then rated by Moody's, and if not then rated by Moody's, then at least "A:VIII" from A.M. Best Company) and "A" from S&P (or, in the case of either Rating Agency, such lower rating as will not result in an Adverse Rating Event, as evidenced in writing by such Rating Agency) and (ii) provides protection equivalent to the individual policies otherwise required, the Master Servicer or the Special Servicer, as applicable, shall conclusively be deemed to have satisfied its obligation to cause such insurance to be maintained on such Mortgaged Property (in the case of the Master Servicer) or REO Property (in the case of the Special Servicer). If the Master Servicer shall cause any Mortgaged Property as to which the related Mortgagor has failed to maintain the required insurance coverage, or the Special Servicer shall cause any REO Property, to be covered by such master single interest insurance policy, then the incremental costs of such insurance applicable to such Mortgaged Property or REO Property (i.e., other than any minimum or standby premium payable for such policy whether or not any Mortgaged Property or REO Property is covered thereby) paid by the Master Servicer or the Special Servicer, as applicable, shall constitute a Servicing Advance. The Master Servicer shall, consistent with the Servicing Standard and the terms of the related Mortgage Loan documents, pursue the related Mortgagor for the amount of such incremental costs. All other costs associated with any such master single interest insurance policy (including, any minimum or standby premium payable for such policy) shall be borne by the Master Servicer or Special Servicer, as the case may be, without right of reimbursement. Such master single interest policy may contain a deductible clause (not in excess of a customary amount), in which case the Master Servicer or the Special Servicer, as appropriate, shall, if there shall not have been maintained on the related Mortgaged Property or REO Property an individual hazard insurance policy complying with the requirements of Section 3.07(a), and there shall have been one or more losses that would have been covered by such individual policy, promptly deposit into the Custodial Account from its own funds the amount not otherwise payable under the master single interest policy because of such deductible clause. The Master Servicer or the Special Servicer, as appropriate, shall prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under any such master single interest policy in a timely fashion in accordance with the terms of such policy.

                  (c) Subject to the third paragraph of this Section 3.07(c), each of the Master Servicer and the Special Servicer shall at all times during the term of this Agreement (or, in the case of the Special Servicer, at all times during the term of this Agreement in which Specially Serviced Mortgage Loans and/or REO Properties are part of the Trust Fund) keep in force with Qualified Insurers having (or whose obligations are guaranteed or backed, in writing, by entities having) a "claims paying ability" or "financial strength" rating, as applicable, of at least "Baa3" from Moody's (if then rated by Moody's, and if not rated by Moody's, then at least "A:VIII" from A.M. Best Company) and "A" from S&P (or, in the case of either Rating Agency, such lower rating as will not result in an Adverse Rating Event, as evidenced in writing by such Rating Agency), a fidelity bond, which fidelity bond shall be in such form and amount as would permit it to be a qualified Fannie Mae seller-servicer of multifamily mortgage loans, or in such other form and amount as would not cause an Adverse Rating Event (as evidenced in writing from each Rating Agency). Each of the Master Servicer and the Special Servicer shall be



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deemed to have complied with the foregoing provision if an Affiliate thereof has such fidelity bond coverage and, by the terms of such fidelity bond, the coverage afforded thereunder extends to the Master Servicer or the Special Servicer, as the case may be.

                  Subject to the third paragraph of this Section 3.07(c), each of the Master Servicer and the Special Servicer shall at all times during the term of this Agreement (or, in the case of the Special Servicer, at all times during the term of this Agreement in which Specially Serviced Mortgage Loans and/or REO Properties are part of the Trust Fund) also keep in force with Qualified Insurers having (or whose obligations are guaranteed or backed, in writing, by entities having) a "claims paying ability" or "financial strength" rating, as applicable, of at least "Baa3" from Moody's (if then rated by Moody's, and if not rated by Moody's, then at least "A:VIII" from A.M. Best Company) and "A" from S&P (or, in the case of either Rating Agency, such lower rating as will not result in an Adverse Rating Event, as evidenced in writing by such Rating Agency), a policy or policies of insurance covering loss occasioned by the errors and omissions of its officers, employees and agents in connection with its servicing obligations hereunder, which policy or policies shall be in such form and amount as would permit it to be a qualified Fannie Mae seller-servicer of multifamily mortgage loans, or in such other form and amount as would not cause an Adverse Rating Event (as evidenced in writing from each Rating Agency). Each of the Master Servicer and the Special Servicer shall be deemed to have complied with the foregoing provisions if an Affiliate thereof has such insurance and, by the terms of such policy or policies, the coverage afforded thereunder extends to the Master Servicer or the Special Servicer, as the case may be.

                  Notwithstanding the foregoing, for so long as the long-term debt obligations of the Master Servicer or Special Servicer, as the case may be (or, in the case of the initial Master Servicer and Special Servicer, their respective direct or indirect parent), are rated at least "A2" from Moody's (if then rated by Moody's, and if not then rated by Moody's, then an equivalent rating by at least one additional nationally recognized statistical rating agency besides S&P) and "A" from S&P (or, in the case of either Rating Agency, such lower rating as will not result in an Adverse Rating Event, as evidenced in writing by such Rating Agency), such Person may self-insure with respect to the risks described in this Section 3.07(c).

                  SECTION 3.08. Enforcement of Alienation Clauses.

                  (a) In the event that the Master Servicer receives a request from a Mortgagor pursuant to the provisions of any Mortgage Loan (other than a Specially Serviced Mortgage Loan) that expressly permit, with the lender's consent, subject to the conditions described in the Mortgage Loan documents, the transfer of the related Mortgaged Property to, and assumption of such Mortgage Loan by, another Person or transfers of certain interests in such Mortgagor, the Master Servicer shall promptly obtain relevant information for purposes of evaluating such request. If the Master Servicer recommends to approve such transfer and/or assumption, the Master Servicer shall promptly provide to the Special Servicer a copy of such recommendation (which shall include the reason therefor) and the materials upon which such recommendation is based. The Special Servicer shall have the right hereunder, within 10 Business Days of receipt of such recommendation and supporting materials and any other materials reasonably requested by the Special Servicer, to reasonably withhold or, subject to Section 3.08(d) and Section 6.11, grant consent to any such request for such transfer and/or assumption in accordance with the terms of the Mortgage Loan and this Agreement, including, without limitation, the Servicing Standard. If the Special Servicer does not respond within such 10-Business Day period, the Special Servicer's consent shall be deemed granted. If the Special Servicer consents or
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consented to such proposed transfer and/or assumption, the Master Servicer shall process such request of the related Mortgagor; and, in the case of a transfer of the related Mortgaged Property to, and assumption of such Mortgage Loan by, another Person, the Master Servicer shall be authorized to enter into an assumption or substitution agreement with the Person, which shall be a Single Purpose Entity, to whom the related Mortgaged Property has been or is proposed to be conveyed and/or release the original Mortgagor from liability under the related Mortgage Loan and substitute as obligor thereunder the Person to whom the related Mortgaged Property has been or is proposed to be conveyed; provided, however, that the Master Servicer shall not enter into any such agreement to the extent that any terms thereof would result in an Adverse REMIC Event or Adverse Grantor Trust Event or create any lien on a Mortgaged Property that is senior to, or on parity with, the lien of the related Mortgage. The Master Servicer shall notify the Trustee, the Special Servicer and each Rating Agency of any assumption or substitution agreement executed pursuant to this Section 3.08(a) and shall forward thereto a copy of such agreement together with a Review Package. The Master Servicer shall be entitled (as additional servicing compensation) to 50% of each assumption fee and 100% of each assumption application fee and each other applicable fee, for approving a transfer of a Mortgaged Property or an interest in a Mortgagor collected from a Mortgagor in connection with an assumption or substitution agreement executed pursuant to this Section 3.08(a) or a transfer of interest in a Mortgagor approved pursuant to this Section 3.08(a), and the Special Servicer shall be entitled (as additional special servicing compensation) to the remaining 50% of each such assumption fee. Subject to the terms of the related Mortgage Loan documents, no assumption of a Cross-Collateralized Mortgage Loan shall be made without the assumption of all other Mortgage Loans making up the related
Cross-Collateralized Group. Further, subject to the terms of the related
Mortgage Loan documents and applicable law, no assumption of a Mortgage Loan shall be made or transfer of interest in a Mortgagor approved, unless all costs in connection therewith, including any arising from seeking Rating Agency confirmation, are paid by the related Mortgagor. To the extent not collected from the related Mortgagor, any rating agency charges in connection with an assumption shall be satisfied by the Master Servicer by other arrangements; provided, however, that in no event shall such proposed "other arrangements" result in any liability to the Trust Fund including any indemnification of the Master Servicer or the Special Servicer which may result in legal expenses to the Trust Fund, unless previously approved by the Controlling Class Representative.

                  (b) Other than with respect to a transfer and assumption referred to in subsection (a) above, if any Mortgage contains restrictions on transfers of the related Mortgaged Property and/or transfers of interests in the related Mortgagor, then the Special Servicer, on behalf of the Trust, and not the Master Servicer, shall, to the extent permitted by applicable law, enforce such restrictions, unless the Special Servicer has determined, in its reasonable, good faith judgment, that waiver of such restrictions would be in accordance with the Servicing Standard (as evidenced by an Officer's Certificate setting forth the basis for such determination delivered, together with a Review Package in respect thereof, to the Trustee, the Master Servicer and each Rating Agency); provided that any such waiver of such restrictions shall be subject to
Section 3.08(d) and Section 6.11. If the Master Servicer receives a request for consent to a transfer and assumption of a Specially Serviced Mortgage Loan, the Master Servicer shall immediately notify the Special Servicer of such request and deliver to the Special Servicer the Mortgage File (or a copy thereof) and such other documents that the Master Servicer shall have received regarding the proposed transfer and assumption. Upon consent by the Special Servicer to any proposed transfer of a Mortgaged Property and assumption by the proposed transferee of the related Mortgage Loan pursuant to this Section 3.08(b), the Special Servicer shall process the request of the related Mortgagor for such transfer and assumption and shall be authorized to enter into an assumption or substitution agreement with the Person, which shall be a Single Purpose Entity, to whom the related


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Mortgaged Property has been or is proposed to be conveyed and/or release the original Mortgagor from liability under the related Mortgage Loan and substitute as obligor thereunder the Person to whom the related Mortgaged Property has been or is proposed to be conveyed; provided, however, that the Special Servicer shall not enter into any such agreement to the extent that any terms thereof would result in an Adverse REMIC Event or Adverse Grantor Trust Event or create any lien on a Mortgaged Property that is senior to, or on parity with, the lien of the related Mortgage. The Special Servicer shall notify the Trustee, the Master Servicer and each Rating Agency of any assumption or substitution agreement executed pursuant to this Section 3.08(b) and shall forward thereto a copy of such agreement. The Special Servicer shall be entitled (as additional special servicing compensation) to 100% of any assumption fee and/or assumption application fee collected from a Mortgagor in connection with an assumption or substitution agreement executed pursuant to this Section 3.08(b). Subject to the terms of the related Mortgage Loan documents, no assumption of a Cross-Collateralized Mortgage Loan shall be made without the assumption of all other Mortgage Loans making up the related Cross-Collateralized Group. Further, subject to the terms of the related Mortgage Loan documents and applicable law, no assumption of a Mortgage Loan shall be made unless all costs in connection therewith, including any arising from seeking Rating Agency confirmation, are paid by the related Mortgagor. To the extent not collected from the related Mortgagor, any rating agency charges in connection with an assumption shall be satisfied by the Special Servicer by other arrangements; provided, however, that in no event shall such proposed "other arrangements" result in any liability to the Trust Fund including any indemnification of the Master Servicer or the Special Servicer which may result in legal expenses to the Trust Fund, unless previously approved by the Controlling Class Representative.

                  (c) With respect to all Mortgage Loans, the Special Servicer on behalf of the Trustee as the mortgagee of record shall, to the extent permitted by applicable law, enforce the restrictions contained in the related Mortgage Loan documents on further encumbrances of the related Mortgaged Property, unless the Special Servicer has determined, in its reasonable, good faith judgment, that waiver of such restrictions would be in accordance with the Servicing Standard (as evidenced by an Officer's Certificate setting forth the basis for such determination delivered to the Trustee, the Master Servicer and each Rating Agency; provided that any such waiver of such restrictions shall be subject to Section 3.08(d) and Section 6.11. Whenever the Master Servicer becomes aware of a further encumbrance on a Mortgaged Property, or becomes aware that there is going to be a further encumbrance on a Mortgaged Property, the Master Servicer shall immediately notify the Special Servicer of such further encumbrance and deliver to the Special Servicer all documents and records (or copies thereof) in the Master Servicer's possession regarding the further encumbrance and such other documents (or copies thereof) regarding the Mortgage Loan as the Special Servicer shall reasonably require in order to consider the request. To the extent permitted by the applicable Mortgage Loan documents and applicable law, the Special Servicer may charge the related Mortgagor a fee in connection with any enforcement or waiver contemplated in this subsection (c).

                  (d) Notwithstanding anything to the contrary contained in this
Section 3.08, if the then unpaid principal balance of the subject Mortgage Loan is at least equal to $20,000,000, neither the Master Servicer nor the Special Servicer shall waive any restrictions contained in the related Mortgage on transfers of the related Mortgaged Property or on transfers of interests in the related Mortgagor, unless the Master Servicer or the Special Servicer, as the case may be, shall have received prior written confirmation from each Rating Agency that such action would not result in an Adverse Rating Event. In addition, notwithstanding anything to the contrary contained in this Section 3.08, neither the Master Servicer nor the Special Servicer shall in any event waive any restrictions contained in any Mortgage on further encumbrances of the related Mortgaged Property, unless the Master Servicer or the Special


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Servicer, as the case may be, shall have received prior written confirmation from each Rating Agency that such action would not result in an Adverse Rating Event. In connection with any request for rating confirmation from a Rating Agency pursuant to this Section 3.08(d), the Master Servicer or the Special Servicer, as the case may be, shall deliver a Review Package to such Rating Agency. Further, subject to the terms of the related Mortgage Loan documents and applicable law, no waiver of a restriction contained in the related Mortgage on transfers of the related Mortgaged Property or interests in the related Mortgagor or on further encumbrances thereof may be waived by the Master Servicer or the Special Servicer unless all costs in connection therewith, including any arising from seeking Rating Agency confirmation, are paid by the related Mortgagor. To the extent not collected from the related Mortgagor, any rating agency charges in connection with the foregoing shall be satisfied by the Master Servicer by other arrangements; provided, however, that in no event shall such proposed "other arrangements" result in any liability to the Trust Fund including any indemnification of the Master Servicer or the Special Servicer which may result in legal expenses to the Trust Fund, unless previously approved by the Controlling Class Representative.

                  SECTION 3.09. Realization Upon Defaulted Loans; Required
                                Appraisals; Appraisal Reduction Calculation.

                  (a) The Special Servicer shall, subject to Sections 3.09(b), 3.09(c), 3.09(d) and 6.11, exercise reasonable efforts, consistent with the Servicing Standard, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, including pursuant to Section 3.20; provided that neither the Master Servicer nor the Special Servicer shall, with respect to any ARD Loan after its Anticipated Repayment Date, take any enforcement action with respect to the payment of Additional Interest (other than the making of requests for its collection) unless (i) the taking of an enforcement action with respect to the payment of other amounts due under such ARD Loan is, in the good faith and reasonable judgment of the Special Servicer, necessary, appropriate and consistent with the Servicing Standard or (ii) all other amounts due under such ARD Loan have been paid, the payment of such Additional Interest has not been forgiven in accordance with Section 3.20 and, in the good faith and reasonable judgment of the Special Servicer, the Liquidation Proceeds expected to be recovered in connection with such enforcement action will cover the anticipated costs of such enforcement action and, if applicable, any associated interest accrued on Advances. Subject to Section 3.11(h), the Special Servicer shall advance all costs and expenses incurred by it in any such proceedings, and shall be entitled to reimbursement therefor as provided in Section 3.05(a). The Special Servicer shall be responsible, consistent with the Servicing Standard, for determining whether to exercise any rights it may have under the cross-collateralization and/or cross-default provisions of a Cross-Collateralized Mortgage Loan. Nothing contained in this Section 3.09 shall be construed so as to require the Special Servicer, on behalf of the Trust Fund, to make a bid on any Mortgaged Property at a foreclosure sale or similar proceeding that is in excess of the fair market value of such property, as determined by the Special Servicer in its reasonable and good faith judgment taking into account the factors described in Section 3.18(e) and the results of any appraisal obtained as provided below in this Section 3.09, all such bids to be made in a manner consistent with the Servicing Standard.

                  If and when the Master Servicer or the Special Servicer deems it necessary and prudent for purposes of establishing the fair market value of any Mortgaged Property securing a defaulted Mortgage Loan, whether for purposes of bidding at foreclosure or otherwise, it may have an appraisal performed with respect to such property by an Independent Appraiser or other expert in real estate


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matters, which appraisal shall take into account the factors specified in
Section 3.18(e), and the cost of which appraisal shall be covered by, and be reimbursable as, a Servicing Advance; provided that if the Master Servicer intends to obtain an appraisal in connection with the foregoing, the Master Servicer shall so notify the Special Servicer and consult with the Special Servicer regarding such appraisal. If any Mortgage Loan becomes a Required Appraisal Loan, then the Special Servicer shall (i) obtain or conduct, as applicable, a Required Appraisal within 60 days of such Mortgage Loan's so becoming a Required Appraisal Loan (unless a Required Appraisal was obtained or conducted, as applicable, with respect to such Required Appraisal Loan within the prior 12 months and the Special Servicer reasonably believes, in accordance with the Servicing Standard, that no material change has subsequently occurred with respect to the related Mortgaged Property that would draw into question the applicability of such Required Appraisal) and (ii) obtain or conduct, as applicable, an update of the prior Required Appraisal once every 12 months thereafter for so long as such Mortgage Loan (or any successor REO Loan) remains a Required Appraisal Loan. The Special Servicer shall deliver copies of all such Required Appraisals and updated Required Appraisals to the Trustee and the Master Servicer, in each such case, promptly following the Special Servicer's receipt of the subject item, and to the Controlling Class Representative upon request, and based thereon, the Special Servicer shall calculate monthly and notify the Trustee, the Master Servicer and the Controlling Class Representative of any resulting Appraisal Reduction Amount. Such calculations by the Special Servicer shall be subject to review and confirmation by the Master Servicer, provided that the Master Servicer may rely on any information provided by the Special Servicer. The Special Servicer shall advance the cost of each such Required Appraisal and updated Required Appraisal; provided, however, that such expense will be subject to reimbursement to the Special Servicer as a Servicing Advance out of the Custodial Account pursuant to Section 3.05(a). At any time that any Appraisal Reduction Amount exists with respect to any Required Appraisal Loan, the Controlling Class Representative may, at its own expense, obtain and deliver to the Master Servicer, the Special Servicer and the Trustee an appraisal that satisfies the requirements of a "Required Appraisal", and upon the written request of the Controlling Class Representative, the Special Servicer shall recalculate monthly the Appraisal Reduction Amount in respect of such Required Appraisal Loan based on the appraisal delivered by the Controlling Class Representative and shall notify the Trustee, the Master Servicer and the Controlling Class Representative of such recalculated Appraisal Reduction Amount.

                  (b) Notwithstanding any other provision of this Agreement, no Mortgaged Property shall be acquired by the Special Servicer as part of the Trust Fund under such circumstances, in such manner or pursuant to such terms as would, in the reasonable, good faith judgment of the Special Servicer (exercised in accordance with the Servicing Standard), (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (unless the portion of such REO Property that is not treated as "foreclosure property" and that is held by REMIC I at any given time constitutes not more than a de minimis amount of the assets of REMIC I within the meaning of Treasury regulation Section 1.860D-1(b)(3)(i) and (ii)), or (ii) except as permitted by Section 3.17(a), subject the Trust Fund to the imposition of any federal income taxes under the Code. In addition, the Special Servicer shall not acquire any personal property pursuant to this Section 3.09 unless either:

                    (i) such personal property is, in the reasonable, good faith judgment of the Special Servicer (exercised in accordance with the Servicing Standard), incident to real property (within the meaning of
           Section 856(e)(1) of the Code) so acquired by the Special Servicer;
           or


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                    (ii) the Special Servicer shall have obtained an Opinion of
           Counsel (the cost of which shall be covered by, and be reimbursable as, a Servicing Advance) to the effect that the holding of such personal property as part of the Trust Fund will not cause the imposition of a tax on any REMIC Pool under the REMIC Provisions or cause any REMIC Pool to fail to qualify as a REMIC at any time that any Certificate is outstanding.

                  (c) Notwithstanding the foregoing provisions of this Section 3.09, neither the Master Servicer nor the Special Servicer shall, on behalf of the Trustee, obtain title to a Mortgaged Property by foreclosure, deed in lieu of foreclosure or otherwise, or take any other action with respect to any Mortgaged Property, if, as a result of any such action, the Trustee, on behalf of the Certificateholders, could, in the reasonable, good faith judgment of the Master Servicer or the Special Servicer, as the case may be, exercised in accordance with the Servicing Standard, be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of CERCLA or any comparable law (a "potentially responsible party"), unless such action is consistent with Section 6.11, and the Special Servicer has previously determined (as evidenced by an Officer's Certificate to such effect delivered to the Trustee that shall specify all of the bases for such determination), in accordance with the Servicing Standard and based on an Environmental Assessment of such Mortgaged Property performed by an Independent Person, who regularly conducts Environmental Assessments, within six months prior to any such acquisition of title or other action (a copy of which Environmental Assessment shall be delivered to the Trustee and the Master Servicer), that:

                    (i) the Mortgaged Property is in compliance with applicable environmental laws and regulations or, if not, that it would maximize the recovery on the related Mortgage Loan to the Certificateholders (as a collective whole), on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related Mortgage Rate) to acquire title to or possession of the Mortgaged Property and to take such actions as are necessary to bring the Mortgaged Property into compliance therewith in all material respects; and

                    (ii) there are no circumstances or conditions present at the Mortgaged Property relating to the use, management or disposal of Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations or, if such circumstances or conditions are present for which any such action could reasonably be expected to be required, that it would maximize the recovery on the related Mortgage Loan to the Certificateholders (as a collective whole), on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related Mortgage Rate) to acquire title to or possession of the Mortgaged Property and to take such actions with respect to the affected Mortgaged Property.

                  The Special Servicer shall, in good faith, undertake reasonable efforts to make the determination referred to in the preceding paragraph and may conclusively rely on the Environmental Assessment referred to above in making such determination. The cost of any such Environmental Assessment shall be covered by, and reimbursable as, a Servicing Advance; and if any such Environmental Assessment so warrants, the Special Servicer shall perform or cause to be performed such additional environmental testing as it deems necessary and prudent to determine whether the conditions described in clauses (i) and (ii) of the preceding paragraph have been satisfied (the cost of


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any such additional testing also to be covered by, and reimbursable as, a
Servicing Advance). The cost of any remedial, corrective or other further action contemplated by clause (i) and/or clause (ii) of the preceding paragraph, shall be payable out of the Custodial Account pursuant to Section 3.05.

                  (d) If the environmental testing contemplated by Section 3.09(c) above establishes that any of the conditions set forth in clauses (i) and (ii) of the first sentence thereof has not been satisfied with respect to any Mortgaged Property securing a defaulted Mortgage Loan, the Special Servicer shall take such action as is in accordance with the Servicing Standard (other than proceeding against the Mortgaged Property). At such time as it deems appropriate, the Special Servicer may, on behalf of the Trust, subject to
Section 6.11, release all or a portion of such Mortgaged Property from the lien of the related Mortgage; provided that, if such Mortgage Loan has a then outstanding principal balance greater than $1 million, then prior to the release of all or a portion of the related Mortgaged Property from the lien of the related Mortgage, (i) the Special Servicer shall have notified the Rating Agencies, the Trustee and the Master Servicer in writing of its intention to so release all or a portion of such Mortgaged Property and the bases for such intention, (ii) the Trustee shall have notified the Certificateholders in writing of the Special Servicer's intention to so release all or a portion of such Mortgaged Property, and (iii) the Holders of Certificates entitled to a majority of the Voting Rights shall not have objected to such release within 30 days of the Trustee's distributing such notice.

                  (e) The Special Servicer shall report to the Master Servicer, the Underwriters and the Trustee, monthly in writing as to any actions taken by the Special Servicer with respect to any Mortgaged Property that represents security for a defaulted Mortgage Loan as to which the environmental testing contemplated in Section 3.09(c) above has revealed that any of the conditions set forth in clauses (i) and (ii) of the first sentence thereof has not been satisfied, in each case until the earlier to occur of satisfaction of all such conditions and release of the lien of the related Mortgage on such Mortgaged Property.

                  (f) The Special Servicer shall have the right to determine, in accordance with the Servicing Standard, the advisability of seeking to obtain a deficiency judgment if the state in which the Mortgaged Property is located and the terms of the affected Mortgage Loan permit such an action, and shall, in accordance with the Servicing Standard, seek such deficiency judgment if it deems advisable (the cost of which undertaking shall be covered by, and be reimbursable as, a Servicing Advance).

                  (g) The Master Servicer shall, with the reasonable cooperation of the Special Servicer, prepare and file information returns with respect to the receipt of mortgage interest received with respect to any Mortgaged Property required by Section 6050H of the Code and the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050J and 6050P of the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

                  (h) As soon as the Special Servicer makes a Final Recovery Determination with respect to any Mortgage Loan or REO Property, it shall promptly notify the Trustee and the Master Servicer. The Special Servicer shall maintain accurate records, prepared by a Servicing Officer, of each such Final Recovery Determination (if any) and the basis thereof. Each such Final Recovery Determination (if any) shall be evidenced by an Officer's Certificate delivered to the Trustee and the Master Servicer no later than the seventh Business Day following such Final Recovery Determination.


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                  SECTION 3.10. Trustee and Custodian to Cooperate; Release of
                                Mortgage Files.

                  (a) Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer or the Special Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Master Servicer or the Special Servicer shall promptly notify the Trustee by a certification (which certification shall be in the form of a Request for Release in the form of Exhibit D-1 attached hereto and shall be accompanied by the form of a release or discharge and shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.04(a), have been or will be so deposited) of a Servicing Officer (a copy of which certification shall be delivered to the Special Servicer) and shall request delivery to it of the related Mortgage File. Upon receipt of such certification and request, the Trustee shall release, or cause any related Custodian to release, the related Mortgage File to the Master Servicer or Special Servicer and shall deliver to the Master Servicer or Special Servicer, as applicable, such release or discharge, duly executed. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account or the Custodial Account.

                  (b) If from time to time, and as appropriate for servicing or foreclosure of any Mortgage Loan, the Master Servicer or the Special Servicer shall otherwise require any Mortgage File (or any portion thereof), the Trustee, upon request of the Master Servicer and receipt from the Master Servicer of a Request for Release in the form of Exhibit D-1 attached hereto signed by a Servicing Officer thereof, or upon request of the Special Servicer and receipt from the Special Servicer of a Request for Release in the form of Exhibit D-2 attached hereto, shall release, or cause any related Custodian to release, such Mortgage File (or such portion thereof) to the Master Servicer or the Special Servicer, as the case may be. Upon return of such Mortgage File (or portion thereof) to the Trustee or related Custodian, or the delivery to the Trustee of a certificate of a Servicing Officer of the Special Servicer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation that are required to be deposited into the Custodial Account pursuant to Section 3.04(a), have been or will be so deposited, or that the related Mortgaged Property has become an REO Property, the Request for Release shall be released by the Trustee or related Custodian to the Master Servicer or the Special Servicer, as applicable.

                  (c) Within seven Business Days (or within such shorter period (but no less than three Business Days) as execution and delivery can reasonably be accomplished if the Special Servicer notifies the Trustee of an exigency) of the Special Servicer's request therefor, the Trustee shall execute and deliver to the Special Servicer (or the Special Servicer may execute and deliver in the name of the Trustee (on behalf of the Certificateholders) based on a limited power of attorney issued in favor of the Special Servicer pursuant to Section 3.01(b)), in the form supplied to the Trustee, any court pleadings, requests for trustee's sale or other documents stated by the Special Servicer to be reasonably necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or REO Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity or to defend any legal action or counterclaim filed against the Trust Fund, the Master Servicer or the Special Servicer. Together with such documents or pleadings, the Special Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee (on behalf of the Certificateholders) will not invalidate or otherwise affect the lien of the Mortgage, except


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for the termination of such a lien upon completion of the foreclosure or trustee's sale. Notwithstanding anything contained herein to the contrary, neither the Master Servicer nor the Special Servicer shall, without the Trustee's written consent: (i) except as relates to a Mortgage Loan that the Master Servicer or the Special Servicer, as applicable, is servicing pursuant to its respective duties herein (in which case such servicer shall give notice to the Trustee of the initiation), initiate any action, suit or proceeding solely under the Trustee's name without indicating the Master Servicer's or Special Servicer's, as applicable, representative capacity, or (ii) take any action with the intent to cause the Trustee to be registered to do business in any state.

                  SECTION 3.11. Servicing Compensation; Payment of Expenses;
                                Certain Matters Regarding Servicing Advances.

                  (a) As compensation for its activities hereunder, the Master Servicer shall be entitled to receive on each Master Servicer Remittance Date the Master Servicing Fee with respect to each Mortgage Loan and REO Loan for such Master Servicer Remittance Date and, to the extent not previously paid, for all prior Master Servicer Remittance Dates. With respect to each Mortgage Loan and REO Loan for any Master Servicer Remittance Date, the Master Servicing Fee shall: (i) accrue during the period from and including the related Due Date in the preceding calendar month to, but not including, the related Due Date occurring in the same calendar month as such Master Servicer Remittance Date (or such portion of such period that such Mortgage Loan or the related REO Property is part of the Trust Fund and no Liquidation Event has occurred with respect thereto); (ii) accrue at the related Master Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan or REO Loan, as the case may be, outstanding as of the Due Date that occurred in the same calendar month as such Master Servicer Remittance Date (without any reduction in such Stated Principal Balance that would occur on the Distribution Date following such Master Servicer Remittance Date); and (iii) be calculated on a 30/360 Basis (or, if a Principal Prepayment in full or other Liquidation Event shall occur with respect to such Mortgage Loan or REO Loan, as the case may be, after the Due Date in the preceding calendar month and before the Due Date occurring in the same calendar month as such Master Servicer Remittance Date, then on the basis of the actual number of days to elapse from and including the Due Date in the preceding calendar month to but excluding the date of such Principal Prepayment or Liquidation Event in a month consisting of 30 days). The Master Servicing Fee with respect to any Mortgage Loan or REO Loan shall cease to accrue if a Liquidation Event occurs in respect thereof. Earned but unpaid Master Servicing Fees shall be payable monthly, on a loan-by-loan basis, from payments of interest on each Mortgage Loan and REO Revenues allocable as interest on each REO Loan. The Master Servicer shall be entitled to recover unpaid Master Servicing Fees in respect of any Mortgage Loan or REO Loan out of that portion of related Insurance Proceeds or Liquidation Proceeds allocable as recoveries of interest, to the extent permitted by Section 3.05(a). The right to receive the Master Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Master Servicer's responsibilities and obligations under this Agreement.

                  (b) Additional servicing compensation in the form of (i) Net Default Charges, charges for beneficiary statements or demands, amounts collected for checks returned for insufficient funds and any similar fees (excluding Prepayment Premiums or Yield Maintenance Charges), in each case to the extent actually paid by a Mortgagor with respect to any Mortgage Loan and accrued during the time that such Mortgage Loan was not a Specially Serviced Mortgage Loan, (ii) 100% of each modification fee or extension fee actually paid by a Mortgagor with respect to a modification, extension, waiver or amendment agreed to by the Master Servicer pursuant to Section 3.20(c), and (iii) 50% of each assumption fee, and 100% of each assumption application fee and each other applicable fee, for


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approving a transfer of a Mortgaged Property or an interest in a Mortgagor, in each case actually paid by a Mortgagor with respect to any assumption or substitution agreement entered into by the Master Servicer on behalf of the Trust pursuant to Section 3.08(a) or paid by a Mortgagor with respect to any transfer of an interest in a Mortgagor pursuant to Section 3.08(a), shall be retained by the Master Servicer or promptly paid to the Master Servicer by the Special Servicer and are not required to be deposited in the Custodial Account. The Master Servicer shall also be entitled to additional servicing compensation in the form of (i) Prepayment Interest Excesses; (ii) interest or other income earned on deposits in the Custodial Account, the Collection Account and the Interest Reserve Account in accordance with Section 3.06(b) (but only to the extent of the Net Investment Earnings, if any, with respect to each such account for each Collection Period); and (iii) to the extent not required to be paid to any Mortgagor under applicable law, any interest or other income earned on deposits in the Servicing Accounts, the Reserve Accounts and the Defeasance Deposit Account maintained thereby (but only to the extent of the Net Investment Earnings, if any, with respect to each such account for each Collection Period).

                  (c) As compensation for its activities hereunder, the Special Servicer shall be entitled to receive on each Master Servicer Remittance Date the Special Servicing Fee with respect to each Specially Serviced Mortgage Loan and each REO Loan for such Master Servicer Remittance Date and, to the extent not previously paid, for all prior Master Servicer Remittance Dates. With respect to each Specially Serviced Mortgage Loan and REO Loan, for any Master Servicer Remittance Date, the Special Servicing Fee shall: (i) accrue during the period from and including the Due Date in the preceding calendar month (or such later date as of which the subject Mortgage Loan became a Specially Serviced Mortgage Loan or an REO Loan) to, but not including, the Due Date occurring in the same calendar month as such Master Servicer Remittance Date (or such earlier date on which a Liquidation Event occurred with respect to such Specially Serviced Mortgage Loan or the related REO Property, as the case may be, or such Specially Serviced Mortgage Loan became a Corrected Mortgage Loan); (ii) accrue at the Special Servicing Fee Rate on the Stated Principal Balance of such Specially Serviced Mortgage Loan or REO Loan, as the case may be, outstanding as of the Due Date that occurred in the same calendar month as such Master Servicer Remittance Date (without any reduction in such Stated Principal Balance that would occur on the Distribution Date following such Master Servicer Remittance
Date); and (iii) be calculated on a 30/360 Basis (or, if a Principal Prepayment in full or other Liquidation Event shall occur with respect to a Specially Serviced Mortgage Loan or REO Loan after the Due Date in the preceding calendar month and before the Due Date occurring in the same calendar month as such Master Servicer Remittance Date, then on the basis of the actual number of days to elapse from and including the Due Date in the preceding calendar month to but excluding the date of such Principal Prepayment or Liquidation Event in a month consisting of 30 days and, in the case of any other partial special servicing period that does not run from one Due Date to but not including the next Due Date, on the basis of the actual number of days in such period in a month consisting of 30 days). The Special Servicing Fee with respect to any Specially Serviced Mortgage Loan or REO Loan shall cease to accrue as of the date a Liquidation Event occurs in respect thereof or it becomes a Corrected Loan. Earned but unpaid Special Servicing Fees shall be payable monthly out of general collections on the Mortgage Loans and any REO Properties on deposit in the Custodial Account pursuant to Section 3.05(a).

                  As further compensation for its services hereunder, the Special Servicer shall be entitled to receive the Workout Fee with respect to each Corrected Loan. As to each Corrected Loan, the Workout Fee shall be payable from, and shall be calculated by application of the Workout Fee Rate to, all collections of principal, interest (other than Default Interest and Additional Interest), Prepayment Premiums and/or Yield Maintenance Charges received on such Mortgage Loan for so long as it remains


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a Corrected Loan; provided that no Workout Fee shall be payable from, or based upon the receipt of, Liquidation Proceeds collected in connection with the purchase of any such Specially Serviced Mortgage Loan or REO Property by a Controlling Class Certificateholder pursuant to Section 3.18(b), by the Master Servicer or the Special Servicer pursuant to Section 3.18(c), by the Depositor, the Master Servicer, the Special Servicer, Lehman Brothers or a Controlling Class Certificateholder pursuant to Section 9.01, or by the Depositor pursuant to Section 2.03(a) or UBSPF pursuant to the UBS/Depositor Mortgage Loan Purchase Agreement, or in connection with the condemnation or other governmental taking of a Mortgaged Property or REO Property. The Workout Fee with respect to any Corrected Loan will cease to be payable if such Corrected Loan again becomes a Specially Serviced Mortgage Loan or if the related Mortgaged Property becomes an REO Property; provided that a new Workout Fee will become payable if and when the particular Mortgage Loan again becomes a Corrected Loan. If the Special Servicer is terminated other than for cause (and other than as a result of an Event of Default under Sections 7.01(a)(x), 7.01(a)(xi) or 7.01(a)(xii)) or resigns in accordance with the first sentence of the first paragraph of Section 6.04, it shall retain the right to receive any and all Workout Fees payable in respect of Mortgage Loans that became Corrected Loans during the period that it acted as Special Servicer and were still such at the time of such termination or resignation (and the successor Special Servicer shall not be entitled to any portion of such Workout Fees), in each case until the Workout Fee for any such Mortgage Loan ceases to be payable in accordance with the preceding sentence.

                  As further compensation for its activities hereunder, the Special Servicer shall also be entitled to receive the Liquidation Fee with respect to each Specially Serviced Mortgage Loan as to which it receives a full, partial or discounted payoff and each Special Serviced Mortgage Loan and REO Property as to which it receives Liquidation Proceeds. As to each Specially Serviced Mortgage Loan or REO Property, the Liquidation Fee shall be payable from, and shall be calculated by application of the Liquidation Fee Rate to, such full, partial or discounted payoff and/or Liquidation Proceeds (exclusive of any portion of such payoff or proceeds that represents Default Interest and/or Additional Interest); provided that no Liquidation Fee shall be payable with respect to any such Specially Serviced Mortgage Loan that becomes a Corrected Loan; and provided, further, that no Liquidation Fee shall be payable from, or based upon the receipt of, Liquidation Proceeds collected in connection with the purchase of any such Specially Serviced Mortgage Loan or REO Property by a Controlling Class Certificateholder pursuant to Section 3.18(b), by the Master Servicer or the Special Servicer pursuant to Section 3.18(c), by the Depositor, the Master Servicer, the Special Servicer, Lehman Brothers or a Controlling Class Certificateholder pursuant to Section 9.01, or by the Depositor pursuant to Section 2.03(a) or UBSPF pursuant to the UBS/Depositor Mortgage Loan Purchase Agreement, or in connection with the condemnation or other governmental taking of a Mortgaged Property or REO Property.

                  Notwithstanding anything to the contrary herein, a Liquidation Fee and a Workout Fee relating to the same Mortgage Loan shall not be paid from the same proceeds with respect to such Mortgage Loan.

                  The Special Servicer's right to receive the Special Servicing Fee, the Workout Fee and the Liquidation Fee may not be transferred in whole or in part except in connection with the transfer of all of the Special Servicer's responsibilities and obligations under this Agreement.

                  (d) Additional special servicing compensation in the form of
(i) Net Default Charges actually collected on the Mortgage Loans that accrued with respect to a Specially Serviced Mortgage Loan or an REO Loan and (ii) all assumption fees, assumption application fees, other fees payable for approving a transfer of a Mortgaged Property or an interest in a Mortgagor and modification fees or


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extension fees actually collected on the Mortgage Loans that are not otherwise payable to the Master Servicer as additional servicing compensation pursuant to
Section 3.11(b), shall be retained by the Special Servicer or promptly paid to the Special Servicer by the Master Servicer, as the case may be, and shall not be required to be deposited in the Custodial Account pursuant to Section 3.04(a). The Special Servicer shall also be entitled to additional special servicing compensation in the form of interest or other income earned on deposits in the REO Account, if established, in accordance with Section 3.06(b) (but only to the extent of the Net Investment Earnings, if any, with respect to such account for each Collection Period).

                  (e) The Master Servicer and the Special Servicer shall each be required to pay out of its own funds all expenses incurred by it in connection with its servicing activities hereunder (including payment of any amounts due and owing to any of its Sub-Servicers and the premiums for any blanket policy or master single interest policy obtained by it insuring against hazard losses pursuant to Section 3.07(b)), if and to the extent such expenses are not payable directly out of the Custodial Account or, in the case of the Special Servicer, the REO Account, and neither the Master Servicer nor the Special Servicer shall be entitled to reimbursement for such expenses except as expressly provided in this Agreement.

                  (f) If the Master Servicer or Special Servicer is required under any provision of this Agreement to make a Servicing Advance, but neither does so within 15 days after such Advance is required to be made, the Trustee shall, if it has actual knowledge of such failure on the part of the Master Servicer or Special Servicer, as the case may be, give written notice of such failure, as applicable, to the Master Servicer or the Special Servicer. If such Servicing Advance is not made by the Master Servicer or the Special Servicer within three Business Days after such notice is given to the Master Servicer or the Special Servicer, as applicable, then (subject to Section 3.11(h)) the Trustee shall make such Servicing Advance. If the Trustee fails to make any Servicing Advance required to be made under this Agreement, then (subject to Section 3.11(h)) the Fiscal Agent shall make such Servicing Advance within one Business Day of such failure by the Trustee and, if so made, the Trustee shall be deemed not to be in default under this Agreement.

                  (g) The Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent shall each be entitled to receive interest at the Reimbursement Rate in effect from time to time, compounded annually, accrued on the amount of each Servicing Advance made thereby (with its own funds) for so long as such Servicing Advance is outstanding, such interest to be payable: (i) out of any Default Charges collected on or in respect of the particular Mortgage Loan or REO Property as to which such Servicing Advance relates, subsequent to the accrual of that interest; and (ii) to the extent that such Default Charges are insufficient, but not before the related Advance has been reimbursed pursuant to this Agreement, out of general collections on the Mortgage Loans and REO Properties on deposit in the Custodial Account. The Master Servicer shall reimburse itself, the Special Servicer, the Trustee or the Fiscal Agent, as appropriate and in accordance with Section 3.05(a), for any Servicing Advance as soon as practicable after funds available for such purpose are deposited in the Custodial Account.

                  (h) Notwithstanding anything herein to the contrary, none of the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent shall be required to make out of its own funds any Servicing Advance that would, if made, constitute a Nonrecoverable Servicing Advance. The determination by either the Master Servicer or the Special Servicer that it has made a Nonrecoverable Servicing Advance or that any proposed Servicing Advance, if made, would constitute a Nonrecoverable Servicing Advance, shall be made in accordance with the Servicing Standard and shall be evidenced by


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an Officer's Certificate delivered promptly to the Trustee and the Depositor, setting forth the basis for such determination, together with a copy of any appraisal of the related Mortgaged Property or REO Property, as the case may be (which appraisal shall be an expense of the Trust, shall take into account the factors specified in Section 3.18(e) and shall have been conducted by an Independent Appraiser in accordance with the standards of the Appraisal Institute within the twelve months preceding such determination of nonrecoverability), and further accompanied by related Mortgagor operating statements and financial statements, budgets and rent rolls of the related Mortgaged Property (to the extent available and/or in the Master Servicer's or the Special Servicer's possession) and any engineers' reports, environmental surveys or similar reports that the Master Servicer or the Special Servicer may have obtained and that support such determination. If the Master Servicer intends to obtain an appraisal in connection with the foregoing, the Master Servicer shall so notify the Special Servicer and consult with the Special Servicer regarding such appraisal. The Trustee and the Fiscal Agent shall be entitled to rely, conclusively, on any determination by the Master Servicer or the Special Servicer that a Servicing Advance, if made, would be a Nonrecoverable Advance; provided, however, that if the Master Servicer or the Special Servicer has failed to make a Servicing Advance for reasons other than a determination by the Master Servicer or the Special Servicer, as applicable, that such Servicing Advance would be a Nonrecoverable Advance, the Trustee or the Fiscal Agent, as applicable, shall make such Servicing Advance within the time periods required by Section 3.11(f) unless the Trustee or the Fiscal Agent, in good faith, makes a determination that such Servicing Advance would be a Nonrecoverable Advance.

                  (i) Notwithstanding anything set forth herein to the contrary, the Master Servicer shall (at the direction of the Special Servicer if a Specially Serviced Mortgage Loan or an REO Property is involved) pay directly out of the Custodial Account any servicing expense that, if advanced by the Master Servicer or the Special Servicer, would constitute a Nonrecoverable Servicing Advance; provided that the Master Servicer (or the Special Servicer, if a Specially Serviced Mortgage Loan or an REO Property is involved) has determined in accordance with the Servicing Standard that making such payment is in the best interests of the Certificateholders (as a collective whole), as evidenced in each case by an Officer's Certificate delivered promptly to the Trustee, the Depositor and the Controlling Class Representative, setting forth the basis for such determination and accompanied by any information that such Person may have obtained that supports such determination. A copy of any such Officer's Certificate (and accompanying information) of the Master Servicer shall also be promptly delivered to the Special Servicer, and a copy of any such Officer's Certificate (and accompanying information) of the Special Servicer shall also be promptly delivered to the Master Servicer. The Master Servicer may conclusively rely on any information in this regard provided by the Special Servicer (if other than the Master Servicer or an Affiliate thereof).

                  SECTION 3.12. Property Inspections; Collection of Financial
                                Statements; Delivery of Certain Reports.

                  (a) The Special Servicer shall perform or cause to be performed a physical inspection of a Mortgaged Property as soon as practicable after the related Mortgage Loan becomes a Specially Serviced Mortgage Loan and annually thereafter for so long as the related Mortgage Loan remains a Specially Serviced Mortgage Loan, the cost of which shall be paid by the Special Servicer and shall be reimbursable as a Servicing Advance. In addition, the Special Servicer shall perform or cause to be performed a physical inspection of each of the REO Properties at least once per calendar year, the cost of which shall be paid by the Special Servicer and shall be reimbursable as a Servicing Advance. Beginning in 2001, the Master Servicer shall at its expense perform or cause to be performed a physical inspection of each Mortgaged Property securing a non-Specially Serviced Mortgage Loan: (i) at least


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once every two calendar years in the case of Mortgaged Properties securing
Mortgage Loans that have outstanding principal balances of (or Mortgaged Properties having allocated loan amounts of) $2,000,000 or less and (ii) at least once every calendar year in the case of all other such Mortgaged Properties; provided that if, with respect to any CTL Loan, the Master Servicer shall gain actual knowledge that Moody's or S&P has downgraded below "BB+" (or the equivalent) or withdrawn its rating of the long-term senior unsecured debt or similar obligations of the applicable Rated Party, the Master Servicer shall promptly inspect the related Mortgaged Property. The Master Servicer and the Special Servicer shall each promptly prepare or cause to be prepared and deliver to the Trustee and each other a written report of each such inspection performed by it that sets forth in detail the condition of the Mortgaged Property and that specifies the existence of: (i) any sale, transfer or abandonment of the Mortgaged Property of which the Master Servicer or the Special Servicer, as applicable, is aware, (ii) any change in the condition or value of the Mortgaged Property that the Master Servicer or the Special Servicer, as applicable, in its reasonable, good faith judgment, considers material, or (iii) any waste committed on the Mortgaged Property. The Master Servicer and Special Servicer shall each forward copies of any such inspection reports prepared by it to the Underwriters and the Controlling Class Representative upon request, subject to payment of a reasonable fee.

                  The Special Servicer, in the case of any Specially Serviced Mortgage Loan and REO Loan, and the Master Servicer, in the case of all other Mortgage Loans, shall each, consistent with the Servicing Standard, use reasonable efforts to obtain quarterly, annual and other periodic operating statements and rent rolls with respect to each of the related Mortgaged Properties and REO Properties. The Special Servicer shall, promptly following receipt, deliver copies of the operating statements and rent rolls received or obtained by it to the Master Servicer, and the Master Servicer shall promptly deliver copies of the operating statements and rent rolls received or obtained by it to the Trustee, the Special Servicer or any Controlling Class Certificateholder, in each case upon request.

                  Within 10 days after receipt by the Special Servicer of any annual operating statements and related rent rolls with respect to any Mortgaged Property securing a Specially Serviced Mortgage Loan or any REO Property, the Special Servicer shall prepare or update and forward to the Master Servicer within such 10-day period, an NOI Adjustment Worksheet (or related data fields as required by the Master Servicer) for such Mortgaged Property or REO Property (with the annual operating statements attached thereto as an exhibit).

                  Within 60 days after receipt by the Master Servicer of any annual operating statements with respect to any Mortgaged Property securing a Mortgage Loan other than a Specially Serviced Mortgage Loan, the Master Servicer shall prepare or update an NOI Adjustment Worksheet for such Mortgaged Property. The Master Servicer shall promptly forward to the Trustee in electronic format an NOI Adjustment Worksheet for each Mortgaged Property or REO Property as to which such worksheet is available (with the related annual operating statements attached thereto as an exhibit).

                  Within 60 days after receipt by the Master Servicer or 10 days after receipt by the Special Servicer of any annual, quarterly or periodic operating statements or related rent rolls with respect to any Mortgaged Property or REO Property, and commencing for the quarter ended September 30, 2000 for current 12-month trailing data (or year to date data until 12-month trailing data is available) and January 2, 2001 for annual, year end data, the Master Servicer shall prepare (or, if previously prepared, update) and maintain one Operating Statement Analysis Report for each Mortgaged Property securing a Mortgage Loan, other than a Specially Serviced Mortgage Loan and the Special Servicer shall prepare (or, if previously prepared, update) and maintain one Operating Statement Analysis Report for each


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Mortgaged Property securing a Specially Serviced Mortgage Loan and each REO
Property. Each Operating Statement Analysis Report or update thereof or related data fields prepared by the Special Servicer shall be delivered to the Master Servicer within 10 days of the Special Servicer's receipt of the operating statements used in preparing such report or update.

                  The Master Servicer and the Special Servicer shall each, in accordance with CMSA standards, use the "Normalized" column from the NOI Adjustment Worksheet for any Mortgaged Property or REO Property, as the case may be, to update and normalize the corresponding annual year end information in the Operating Statement Analysis Report and shall use any annual operating statements and related data fields received with respect to any Mortgaged Property or REO Property, as the case may be, to prepare the NOI Adjustment Worksheet for such property. Copies of Operating Statement Analysis Reports and NOI Adjustment Worksheets are to be made available by the Master Servicer to the Trustee, the Special Servicer or any Controlling Class Certificateholder, in each case upon request.

                  (b) Not later than 2:00 p.m. (New York City time) on the first Business Day after each Determination Date, the Special Servicer shall deliver or cause to be delivered to the Master Servicer the following reports or data fields with respect to the Specially Serviced Mortgage Loans and any REO Properties, providing the required information as of the end of the related Collection Period: (i) a CMSA Property File; (ii) a CMSA Financial File; (iii) a CMSA Loan Periodic Update File and (iv) a Comparative Financial Status Report. Not later than 2:00 p.m. (New York City time) on the first Business Day following each Determination Date, the Special Servicer shall deliver or cause to be delivered to the Master Servicer the following reports or related data fields with respect to the Specially Serviced Mortgage Loans, any REO Properties and, to the extent that the subject information relates to when they were Specially Serviced Mortgage Loans, any Corrected Loans, providing the required information as of such Determination Date: (i) a Delinquent Loan Status Report;
(ii) a Loan Payoff Notification Report; (iii) an Historical Liquidation Report;
(iv) an Historical Loan Modification Report; and (v) an REO Status Report.

                  (c) Not later than 12:00 noon (New York City time) on the second Business Day prior to each Distribution Date, the Master Servicer shall deliver or cause to be delivered to the Trustee and, upon request, to the Rating Agencies, the Special Servicer and any Controlling Class Certificateholder: (i) the most recent Historical Loan Modification Report, Historical Liquidation Report and REO Status Report received from the Special Servicer pursuant to
Section 3.12(b); (ii) the most recent CMSA Property File, CMSA Financial File, CMSA Loan Set-up File (if modified), Delinquent Loan Status Report, Comparative Financial Status Report and related information and Loan Payoff Notification Report (in each case combining the reports prepared by the Special Servicer and the Master Servicer); and (iii) a Servicer Watch List with information that is current as of the related Determination Date. The Master Servicer shall include on one of such reports updated information as of the applicable Determination Date regarding the amount of accrued and unpaid interest on Advances in accordance with Section 3.11(g) and/or 4.03(d), such information to be presented on a loan-by-loan basis.

                  (d) The Special Servicer shall deliver to the Master Servicer the reports set forth in Section 3.12(b) in an electronic format reasonably acceptable to the Special Servicer and the Master Servicer, and the Master Servicer shall deliver to the Trustee, and, upon request, the Special Servicer and any Controlling Class Certificateholder the reports set forth in Section 3.12(c) in an electronic format reasonably acceptable to the Master Servicer and the Trustee. The Master Servicer may, absent


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manifest error, conclusively rely on the reports to be provided by the Special
Servicer pursuant to Section 3.12(b). The Trustee may, absent manifest error, conclusively rely on the reports to be provided by the Master Servicer pursuant to Section 3.12(c) to the extent that the underlying information is solely within the control of the Master Servicer or the Special Servicer. In the case of information or reports to be furnished by the Master Servicer to the Trustee pursuant to Section 3.12(c), to the extent that such information is based on reports to be provided by the Special Servicer pursuant to Section 3.12(b) and/or that such reports are to be prepared and delivered by the Special Servicer pursuant to Section 3.12(b), and provided that the Master Servicer and the Special Servicer are not the same Person or Affiliates, the Master Servicer shall have no obligation to provide such information or reports until it has received such information or reports from the Special Servicer, and the Master Servicer shall not be in default hereunder due to a delay in providing the reports required by Section 3.12(c) caused by the Special Servicer's failure to timely provide any report required under Section 3.12(b) of this Agreement.

                  SECTION 3.13. Annual Statement as to Compliance.

                  Each of the Master Servicer and the Special Servicer shall deliver to the Trustee, the Rating Agencies, the Depositor, the Underwriters, and each other, on or before April 30 of each year, beginning April 30, 2001 (or, as to any such year, such earlier date as is contemplated by the last sentence of this Section 3.13), an Officer's Certificate (the "Annual Performance Certification") stating, as to the signer thereof, that (i) a review of the activities of the Master Servicer or the Special Servicer, as the case may be, during the preceding calendar year (or, in the case of the first such certification, during the period from the Closing Date to December 31, 2000, inclusive) and, in particular, of its performance under this Agreement, has been made under such officer's supervision, (ii) to the best of such officer's knowledge, based on such review, the Master Servicer or the Special Servicer, as the case may be, has fulfilled all of its material obligations under this Agreement in all material respects throughout such preceding calendar year (or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof), and (iii) the Master Servicer or the Special Servicer, as the case may be, has received no notice regarding the qualification, or challenging the status, of any REMIC Pool as a REMIC or the Grantor Trust as a grantor trust, from the IRS or any other governmental agency or body (or, if it has received any such notice, specifying the details thereof). Notwithstanding the timing provided for in the first sentence of this paragraph, if (as confirmed in writing by the Depositor) the Depositor is required to file a Form 10-K with the Commission in respect of the Trust covering any particular calendar year, then the Annual Performance Certification to be delivered by each of the Master Servicer and the Special Servicer during the following year, shall be delivered on or before March 15 of such following year; and the Master Servicer and the Special Servicer are hereby notified that the Depositor is required to file a Form 10-K with the Commission in respect of the Trust covering calendar year 2000.

                  SECTION 3.14. Reports by Independent Public Accountants.

                  On or before April 30 of each year, beginning April 30, 2001 (or, as to any such year, such earlier date as is contemplated by the last sentence of this paragraph), each of the Master Servicer and the Special Servicer at its expense shall cause a firm of independent public accountants (which may also render other services to the Master Servicer or the Special Servicer) that is a member of the American Institute of Certified Public Accountants to furnish a statement (the "Annual Accountants' Report") to the Trustee, the Rating Agencies, the Depositor, the Underwriters and each other, to the effect that (i) such firm has obtained a letter of representation regarding certain matters from the management of the Master Servicer or the Special Servicer, as applicable, which includes an assertion


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that the Master Servicer or the Special Servicer, as applicable, has complied with certain minimum mortgage loan servicing standards (to the extent applicable to commercial and multifamily mortgage loans), identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of commercial and multifamily mortgage loans during the most recently completed calendar year and
(ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. In rendering its report such firm may rely, as to matters relating to the direct servicing of commercial and multifamily mortgage loans by sub-servicers, upon comparable reports of firms of independent certified public accountants rendered (within one year of such report) on the basis of examinations conducted in accordance with the same standards with respect to those sub-servicers. Notwithstanding the timing provided for in the first sentence of this paragraph, if (as confirmed in writing by the Depositor) the Depositor is required to file a Form 10-K with the Commission in respect of the Trust covering any particular calendar year, then the Annual Accountants' Report to be delivered on behalf of each of the Master Servicer and the Special Servicer during the following year, shall be delivered on or before March 15 of such following year; and the Master Servicer and the Special Servicer are hereby notified that the Depositor is required to file a Form 10-K with the Commission in respect of the Trust covering calendar year 2000.

                  The Master Servicer and the Special Servicer, to the extent applicable, will reasonably cooperate with the Depositor in conforming any reports delivered pursuant to this Section 3.14 to requirements imposed by the Commission on the Depositor in connection with the Depositor's reporting requirements in respect of the Trust Fund pursuant to the Exchange Act, provided that the Master Servicer and Special Servicer shall each be entitled to charge the Depositor for any reasonable additional costs and expenses incurred in affording the Depositor such cooperation.

                  SECTION 3.15. Access to Certain Information.

                  (a) Each of the Master Servicer and the Special Servicer shall afford to the Trustee, the Underwriters, the Rating Agencies, the Depositor, any Certificateholder and any Certificate Owner (identified as such to the reasonable satisfaction of the Master Servicer or the Special Servicer, as the case may be), and to the OTS, the FDIC and any other banking or insurance regulatory authority that may exercise authority over any Certificateholder or Certificate Owner (identified as such to the reasonable satisfaction of the Master Servicer or the Special Servicer, as the case may be), access to any records regarding the Mortgage Loans and the servicing thereof within its control, except to the extent it is prohibited from doing so by applicable law or contract or to the extent such information is subject to a privilege under applicable law to be asserted on behalf of the Certificateholders. Such access shall be afforded only upon reasonable prior written request and during normal business hours at the offices of the Master Servicer or the Special Servicer, as the case may be, designated by it.

                  In connection with providing or granting any information or access pursuant to the prior paragraph to a Certificateholder, Certificate Owner or any regulatory authority that may exercise authority over a Certificateholder or Certificate Owner, the Master Servicer and the Special Servicer may each require payment from such Certificateholder or Certificate Owner of a sum sufficient to cover the reasonable costs and expenses of providing such information or access, including copy charges and reasonable fees for employee time and for space; provided that no charge may be made if such information or access was required to be given or made available under applicable law. In connection with providing Certificateholders and Certificate Owners access to the information described in the


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preceding paragraph, the Master Servicer and the Special Servicer shall require a written confirmation executed by the requesting Person substantially in such form as may be reasonably acceptable to the Master Servicer or the Special Servicer, as the case may be, generally to the effect that such Person is a Holder of Certificates or a beneficial holder of Book-Entry Certificates and will keep such information confidential.

                  (b) No less often than on a monthly basis, each of the Master Servicer and the Special Servicer shall, without charge, make a knowledgeable Servicing Officer available to answer questions from the Controlling Class Representative regarding the performance and servicing of the Mortgage Loans and/of REO Properties for which the Master Servicer or the Special Servicer, as the case may be, is responsible.

                  SECTION 3.16. Title to REO Property; REO Account.

                  (a) If title to any REO Property is acquired, the deed or certificate of sale shall be issued to the Trustee or its nominee on behalf of the Certificateholders. The Special Servicer, on behalf of the Trust Fund, shall sell any REO Property by the end of the third calendar year following the calendar year in which REMIC I acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code, unless the Special Servicer either
(i) applies, more than sixty days prior to the end of such third succeeding year, for and is granted an extension of time (an "REO Extension") by the IRS to sell such REO Property or (ii) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee, the Special Servicer and the Master Servicer, to the effect that the holding by REMIC I of such REO Property subsequent to the end of such third succeeding year will not result in the imposition of taxes on "prohibited transactions" (as defined in Section 860F of the Code) of any REMIC Pool or cause any REMIC Pool to fail to qualify as a REMIC at any time that any Certificates are outstanding. If the Special Servicer is granted the REO Extension contemplated by clause (i) of the immediately preceding sentence or obtains the Opinion of Counsel contemplated by clause (ii) of the immediately preceding sentence, the Special Servicer shall sell the subject REO Property within such extended period as is permitted by such REO Extension or such Opinion of Counsel, as the case may be. Any expense incurred by the Special Servicer in connection with its obtaining the REO Extension contemplated by clause (i) of the second preceding sentence or its obtaining the Opinion of Counsel contemplated by clause (ii) of the second preceding sentence, shall be covered by, and reimbursable as, a Servicing Advance.

                  (b) The Special Servicer shall segregate and hold all funds collected and received in connection with any REO Property separate and apart from its own funds and general assets. If an REO Acquisition shall occur in respect of any Mortgaged Property, the Special Servicer shall establish and maintain one or more accounts (collectively, the "REO Account"), held on behalf of the Trustee in trust for the benefit of the Certificateholders, for the retention of revenues and other proceeds derived from each REO Property. The REO Account shall be an Eligible Account. The Special Servicer shall deposit, or cause to be deposited, in the REO Account, upon receipt, all REO Revenues, Insurance Proceeds and Liquidation Proceeds received in respect of any REO Property. Funds in the REO Account (other than any such funds representing Additional Interest) may be invested in Permitted Investments in accordance with
Section 3.06. The Special Servicer shall be entitled to make withdrawals from the REO Account to pay itself, as additional special servicing compensation in accordance with Section 3.11(d), interest and investment income earned in respect of amounts held in the REO Account as provided in Section 3.06(b) (but only to the extent of the Net Investment Earnings


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with respect to the REO Account for any Collection Period). The Special Servicer
shall give notice to the Trustee and the Master Servicer of the location of the REO Account.

                  (c) The Special Servicer shall withdraw from the REO Account funds necessary for the proper operation, management, leasing, maintenance and disposition of any REO Property, but only to the extent of amounts on deposit in the REO Account relating to such REO Property. On the Business Day following each Determination Date, the Special Servicer shall withdraw from the REO Account and deposit into the Custodial Account (or deliver to the Master Servicer or such other Person as may be designated by the Master Servicer for deposit into the Custodial Account) the aggregate of all amounts received in respect of each REO Property during the Collection Period ending on such Determination Date, net of any withdrawals made out of such amounts pursuant to the preceding sentence; provided that the Special Servicer may retain in the REO Account such portion of proceeds and collections in respect of any related REO Property as may be necessary to maintain a reserve of sufficient funds for the proper operation, management, leasing, maintenance and disposition of such REO Property (including the creation of a reasonable reserve for repairs, replacements, necessary capital replacements and other related expenses), such reserve not to exceed an amount sufficient to cover such items to be incurred during the following twelve-month period.

                  (d) The Special Servicer shall keep and maintain separate records, on a property-by-property basis, for the purpose of accounting for all deposits to, and withdrawals from, the REO Account pursuant to Section 3.16(b) or (c). The Special Servicer shall provide the Master Servicer any information with respect to the REO Account as is reasonably requested by the Master Servicer.

                  SECTION 3.17. Management of REO Property.

                  (a) Prior to the acquisition of title to a Mortgaged Property, the Special Servicer shall review the operation of such Mortgaged Property and determine the nature of the income that would be derived from such property if it were acquired by the Trust Fund. If the Special Servicer determines from such review that:

                    (i) None of the income from Directly Operating such
               Mortgaged Property would be subject to tax as "net income from foreclosure property" within the meaning of the REMIC Provisions or would be subject to the tax imposed on "prohibited transactions" under Section 860F of the Code (either such tax referred to herein as an "REO Tax"), such Mortgaged Property may be Directly Operated by the Special Servicer as REO Property;

                    (ii) Directly Operating such Mortgaged Property as REO
               Property could result in income from such property that would be subject to an REO Tax, but that a lease of such property to another party to operate such property, or the performance of some services by an Independent Contractor with respect to such property, or another method of operating such property would not result in income subject to an REO Tax, then the Special Servicer may (provided, that in the good faith and reasonable judgment of the Special Servicer, it is commercially reasonable) acquire such Mortgaged Property as REO Property and so lease or operate such REO Property; or

                    (iii) It is reasonable to believe that Directly Operating
               such property as REO Property could result in income subject to an REO Tax and that no commercially reasonable means exists to operate such property as REO Property without the Trust Fund incurring or possibly incurring an REO Tax on income from such property, the Special Servicer shall


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               deliver to the Tax Administrator, in writing, a proposed plan
               (the "Proposed Plan") to manage such property as REO Property. Such plan shall include potential sources of income, and, to the extent reasonably possible, estimates of the amount of income from each such source. Upon request of the Special Servicer, the Tax Administrator shall advise the Special Servicer of the Tax Administrator's federal income tax reporting position with respect to the various sources of income that the Trust Fund would derive under the Proposed Plan. After receiving the information described in the preceding sentence from the Tax Administrator, the Special Servicer shall implement the Proposed Plan (after acquiring the respective Mortgaged Property as REO Property), with any amendments required to be made thereto as a result of the Tax Administrator's tax reporting position.

                  The Special Servicer's decision as to how each REO Property shall be managed and operated shall be based on the Servicing Standard and, further, based on the good faith and reasonable judgment of the Special Servicer as to which means would be in the best interest of the Certificateholders by maximizing (to the extent commercially reasonable and consistent with Section 3.17(b)) the net after-tax REO Revenues received by the Trust Fund with respect to such property without materially impairing the Special Servicer's ability to promptly sell the REO Property for a fair price. In connection with performing their respective duties under this Section 3.17(a), both the Special Servicer and the Tax Administrator may consult with counsel and tax accountants, the reasonable cost of which consultation shall be covered by, and be reimbursable as, a Servicing Advance to be made by the Special Servicer.

                  (b) If title to any REO Property is acquired, the Special Servicer shall manage, conserve, protect and operate such REO Property for the benefit of the Certificateholders solely for the purpose of its prompt disposition and sale in a manner that does not and will not: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code; or (ii) except as contemplated by Section 3.17(a), either result in the receipt by any REMIC Pool of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or result in an Adverse REMIC Event or an Adverse Grantor Trust Event. Subject to the foregoing, however, the Special Servicer shall have full power and authority to do any and all things in connection therewith as are consistent with the Servicing Standard and, consistent therewith, shall withdraw from the REO Account, to the extent of amounts on deposit therein with respect to any such REO Property, funds necessary for the proper operation, management, maintenance and disposition of such REO Property, including:

                    (i) all insurance premiums due and payable in respect of
               such REO Property;

                    (ii) all real estate taxes and assessments in respect of
               such REO Property that may result in the imposition of a lien thereon;

                    (iii) any ground rents in respect of such REO Property; and

                    (iv) all costs and expenses necessary to maintain, lease,
               sell, protect, manage, operate and restore such REO Property.

                  To the extent that amounts on deposit in the REO Account in respect of any REO Property are insufficient for the purposes set forth in the preceding sentence with respect to such REO Property, the Special Servicer shall make Servicing Advances in such amounts as are necessary for such purposes unless the Special Servicer determines, in accordance with the Servicing Standard, that such


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payment would be a Nonrecoverable Advance; provided, however, that the Special
Servicer may make any such Servicing Advance without regard to recoverability if it is a necessary fee or expense incurred in connection with the defense or prosecution of legal proceedings. The Special Servicer shall notify the Master Servicer if it shall have made any such Servicing Advance within the previous 30-day period.

                  (c) Without limiting the generality of the foregoing, the Special Servicer shall not:

                    (i) enter into, renew or extend any New Lease with respect to any REO Property, if the New Lease, by its terms would give rise to any income that does not constitute Rents from Real Property;

                    (ii) permit any amount to be received or accrued under any
               New Lease other than amounts that will constitute Rents from Real Property;

                    (iii) authorize or permit any construction on any REO
               Property, other than the completion of a building or other improvement thereon, and then only if more than 10% of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or

                    (iv) Directly Operate, or allow any other Person, other than an Independent Contractor, to Directly Operate any Mortgaged Property as REO Property on any date more than 90 days after the related REO Acquisition;

unless, in any such case, the Special Servicer has obtained an Opinion of Counsel (the cost of which shall be paid by the Special Servicer as a Servicing Advance) to the effect that such action would not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code at any time that it is held by REMIC I, in which case the Special Servicer may take such actions as are specified in such Opinion of Counsel.

                  (d) The Special Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

                    (i) the terms and conditions of any such contract shall not be inconsistent herewith and shall reflect an agreement reached at arm's length;

                    (ii) the fees of such Independent Contractor (which shall be expenses of the Trust Fund) shall be reasonable and customary in consideration of the nature and locality of such REO Property;

                    (iii) except as permitted under Section 3.17(a), any such
               contract shall require, or shall be administered to require, that the Independent Contractor, in a timely manner, (A) pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed in
               Section 3.17(b) above, and (B) except to the extent that such revenues are derived from any services rendered by the Independent Contractor to tenants of such REO Property that are not customarily furnished or rendered in connection with the rental of real property (within the meaning of Section 1.856-4(b)(5) of the Treasury regulations or any successor provision), remit all related revenues collected (net of its fees and such costs and expenses) to the Special Servicer upon receipt;

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                    (iv) none of the provisions of this Section 3.17(d) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Special Servicer of any of its duties and obligations hereunder with respect to the operation and management of such REO Property; and

                    (v) the Special Servicer shall be obligated with respect
               thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

                  The Special Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Special Servicer by any such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. No agreement entered into pursuant to this Section 3.17(d) shall be deemed a Sub-Servicing Agreement for purposes of Section 3.22.

                  SECTION 3.18. Sale of Mortgage Loans and REO Properties.

                  (a) The Master Servicer, the Special Servicer or the Trustee may sell or purchase, or permit the sale or purchase of, a Mortgage Loan or REO Property only on the terms and subject to the conditions set forth in this
Section 3.18 or as otherwise expressly provided in or contemplated by Sections 2.03(a) and 9.01.

                  (b) If the Special Servicer has determined in good faith that any Defaulted Mortgage Loan will become subject to foreclosure or similar proceedings, the Special Servicer shall promptly so notify in writing the Trustee and the Master Servicer, whereupon the Trustee shall, within 10 days after receipt of such notice, notify each Controlling Class Certificateholder. Any Controlling Class Certificateholder or group of Controlling Class Certificateholders may, at its or their option (with preference among such Holders being given to the Holder or group of Holders of Certificates representing the greatest Percentage Interest in the Controlling Class), during the 10-Business Day period following receipt of such notice by the Controlling Class Certificateholders, purchase any such Defaulted Mortgage Loan from the Trust Fund, at a price equal to the Purchase Price. The Purchase Price for any Mortgage Loan purchased under this subsection (b) shall be deposited into the Custodial Account; and the Trustee, upon receipt of an Officer's Certificate from the Master Servicer to the effect that such deposit has been made, shall release or cause to be released to the purchasing Controlling Class Certificateholder(s) the related Mortgage File, and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be provided to it and are reasonably necessary to vest in such Controlling Class Certificateholder(s) ownership of such Mortgage Loan. In connection with any such purchase, the Special Servicer shall deliver the related Servicing File to the purchasing Controlling Class Certificateholder(s).

                  (c) If no Controlling Class Certificateholder has purchased any Defaulted Mortgage Loan within 10 Business Days of its having received notice in respect thereof pursuant to Section 3.18(b) above, either the Master Servicer or the Special Servicer (with preference given to the Special Servicer) may at its option, during the immediately following 10-Business Day period, purchase such Mortgage Loan from the Trust Fund, at a price equal to the Purchase Price. The Purchase Price for any such Mortgage Loan purchased under this subsection (c) shall be deposited into the Custodial Account, and the Trustee, upon receipt of an Officer's Certificate from the Master Servicer to the effect that such deposit has been made, shall release or cause to be released to the Master Servicer or the Special Servicer, as applicable, the related Mortgage File, and shall execute and deliver such instruments of

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transfer or assignment, in each case without recourse, as shall be provided to it and are reasonably necessary to vest in the Master Servicer or the Special Servicer, as applicable, the ownership of such Mortgage Loan. In connection with any such purchase by the Master Servicer, the Special Servicer shall deliver the related Servicing File to the Master Servicer.

                  (d) The Special Servicer, at any time, may offer to sell any Defaulted Mortgage Loan not otherwise purchased pursuant to Section 3.18(b) or
Section 3.18(c) above, if and when the Special Servicer determines, consistent with the Servicing Standard, that such a sale would be in the best economic interests of the Certificateholders (as a collective whole). Such offer shall be made in a commercially reasonable manner (which, for purposes hereof, includes an offer to sell without representation or warranty other than customary warranties of title and condition, if liability for breach thereof is limited to recourse against the Trust Fund) for a period of not less than 10 days. Subject to Sections 3.18(h) and 6.11, the Special Servicer shall accept the highest cash bid received from any Person that constitutes a fair price for such Mortgage Loan.

                  The Special Servicer shall use its best efforts to solicit bids for each REO Property in such manner as will be reasonably likely to realize a fair price within the time period provided for by Section 3.16(a). Subject to Sections 3.18(h) and 6.11, the Special Servicer shall accept the first (and, if multiple bids are received contemporaneously or subsequently, the highest) cash bid received from any Person that constitutes a fair price for such REO Property. If the Special Servicer reasonably believes that it will be unable to realize a fair price for any REO Property within the time constraints imposed by Section 3.16(a), then (subject to Section 6.11 ) the Special Servicer shall dispose of such REO Property upon such terms and conditions as the Special Servicer shall deem necessary and desirable to maximize the recovery thereon under the circumstances and, in connection therewith, shall accept the highest outstanding cash bid, regardless of from whom received.

                  The Special Servicer shall give the Trustee and the Depositor prior written notice of its intention to sell any Mortgage Loan or REO Property pursuant to this Section 3.18(d).

                  No Interested Person shall be obligated to submit a bid to purchase any such Mortgage Loan or REO Property, and notwithstanding anything to the contrary herein, neither the Trustee, in its individual capacity, nor any of its Affiliates may bid for or purchase any Defaulted Mortgage Loan or any REO Property pursuant hereto.

                  (e) Whether any cash bid constitutes a fair price for any Defaulted Mortgage Loan or REO Property, as the case may be, for purposes of
Section 3.18(d), shall be determined by the Special Servicer or, if such cash bid is from an Interested Person, by the Trustee. In determining whether any bid received from an Interested Person represents a fair price for any such Mortgage Loan or REO Property, the Trustee shall be supplied with and shall be entitled to rely on the most recent appraisal in the related Servicing File conducted in accordance with this Agreement within the preceding 12-month period (or, in the absence of any such appraisal or if there has been a material change at the subject property since any such appraisal, on a new appraisal to be obtained by the Special Servicer (the cost of which shall be covered by, and be reimbursable as, a Servicing Advance)). The appraiser conducting any such new appraisal shall be an Independent Appraiser selected by the Special Servicer if neither the Special Servicer nor


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any Affiliate thereof is bidding with respect to a Defaulted Mortgage Loan or
REO Property and selected by the Trustee if either the Special Servicer or any Affiliate thereof is so bidding. Where any Interested Person is among those bidding with respect to a Defaulted Mortgage Loan or REO Property, the Special Servicer shall require that all bids be submitted to it (and, if the Special Servicer or any Affiliate thereof is bidding, to the Trustee) in writing and be accompanied by a refundable deposit of cash in an amount equal to 5% of the bid amount. In determining whether any bid from a Person other than an Interested Person constitutes a fair price for any such Mortgage Loan or REO Property, the Special Servicer shall take into account the results of any appraisal or updated appraisal that it or the Master Servicer may have obtained in accordance with this Agreement within the prior twelve months, and any Independent Appraiser shall be instructed to take into account, as applicable, among other factors, the period and amount of any delinquency on the affected Mortgage Loan, the occupancy level and physical condition of the related Mortgaged Property or REO Property, the state of the local economy and the obligation to dispose of any REO Property within the time period specified in Section 3.16(a). The Purchase Price for any such Mortgage Loan or REO Property shall in all cases be deemed a fair price. Notwithstanding the other provisions of this Section 3.18, no cash bid from the Special Servicer or any Affiliate thereof shall constitute a fair price for any Defaulted Mortgage Loan or REO Property unless such bid is the highest cash bid received and at least two independent bids (not including the bid of the Special Servicer or any Affiliate) have been received. In the event the bid of the Special Servicer or any Affiliate thereof is the only bid received or is the higher of only two bids received, then additional bids shall be solicited. If an additional bid or bids, as the case may be, are received and the original bid of the Special Servicer or any Affiliate thereof is the highest of all cash bids received, then the bid of the Special Servicer or such Affiliate shall be accepted, provided that the Trustee has otherwise determined, as provided above in this Section 3.18(e), that such bid constitutes a fair price for any Defaulted Mortgage Loan or REO Property. Any bid by the Special Servicer shall be unconditional; and, if accepted, the Defaulted Mortgage Loan or REO Property shall be transferred to the Special Servicer without recourse, representation or warranty other than customary representations as to title given in connection with the sale of a mortgage loan or real property.

                  (f) Subject to Sections 3.18(a) through 3.18(e) above, and further subject to Section 6.11, the Special Servicer shall act on behalf of the Trustee in negotiating with independent third parties and taking any other action necessary or appropriate in connection with the sale of any Defaulted Mortgage Loan or REO Property, and the collection of all amounts payable in connection therewith. In connection therewith, the Special Servicer may charge prospective bidders, and may retain, fees that approximate the Special Servicer's actual costs in the preparation and delivery of information pertaining to such sales or evaluating bids, without the obligation to deposit such amounts into the Custodial Account. Any sale of a Defaulted Mortgage Loan or any REO Property shall be final and without recourse to the Trustee or the Trust, and if such sale is consummated in accordance with the terms of this Agreement, neither the Special Servicer nor the Trustee shall have any liability to any Certificateholder with respect to the purchase price therefor accepted by the Special Servicer or the Trustee.

                  (g) Any sale of a Defaulted Mortgage Loan or any REO Property pursuant to this Section 3.18 shall be for cash only and shall be on a servicing released basis. The provisions of this Section 3.18 shall in no way limit the obligations of the Special Servicer to proceed with respect to any Specially Serviced Mortgage Loan in accordance with Section 3.09 at the same time that such Mortgage Loan may be offered or eligible for sale in accordance with this
Section 3.18.

                  (h) Notwithstanding any of the foregoing paragraphs of this
Section 3.18, the Special Servicer shall not be obligated to accept the highest cash bid if the Special Servicer determines, in accordance with the Servicing Standard, that rejection of such bid would be in the best interests of the Certificateholders (as a collective whole). In addition, the Special Servicer may, subject to Section 6.11, accept a lower cash bid (from any Person other than itself or an Affiliate) if it determines, in accordance with the Servicing Standard, that acceptance of such bid would be in the best interests of the

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Certificateholders (as a collective whole) (for example, if the prospective buyer making the lower bid is more likely to perform its obligations or the terms (other than price) offered by the prospective buyer making the lower bid are more favorable).

                  SECTION 3.19. Additional Obligations of the Master Servicer;
                                the Special Servicer's Right to Request that the Master Servicer Reimburse it for Servicing Advances; the Special Servicer's Right to Request the Master Servicer to Make Servicing Advances.

                  (a) The Master Servicer shall deliver to the Trustee for deposit in the Collection Account on each Master Servicer Remittance Date, without any right of reimbursement therefor, an amount equal to the lesser of
(i) the aggregate amount of all Prepayment Interest Shortfalls, if any, incurred in connection with Principal Prepayments received during the most recently ended Collection Period with respect to Mortgage Loans that are not Specially Serviced Mortgage Loans and have not become REO Loans and (ii) the sum of (1) the aggregate of all Master Servicing Fees received by the Master Servicer during such Collection Period with respect to the entire Mortgage Pool (but only to the extent of that portion thereof calculated at a rate of 0.03% per annum with respect to each and every Mortgage Loan) and (2) the aggregate amount of Prepayment Interest Excesses received in respect of the entire Mortgage Pool during such Collection Period; provided, however, that if any Prepayment Interest Shortfall occurs as a result of the Master Servicer's allowing the Mortgagor to deviate from the terms of the related Mortgage Loan documents regarding principal prepayments, the Master Servicer shall be obligated to pay an amount equal to the entire Prepayment Interest Shortfall with respect to such Mortgage Loan without any limitation of the kind set forth in clauses (1) and
(2) above.

                  (b) The Master Servicer shall, as to each Mortgage Loan which is secured by the interest of the related Mortgagor under a Ground Lease, promptly (and in any event within 45 days) following the Closing Date, notify the related ground lessor of the transfer of such Mortgage Loan to the Trust Fund pursuant to this Agreement and inform such ground lessor that any notices of default under the related Ground Lease should thereafter be forwarded to the Master Servicer.

                  (c) No more frequently than once per calendar month, the Special Servicer may require the Master Servicer, and the Master Servicer shall be obligated, out of the Master Servicer's own funds, to reimburse the Special Servicer for any Servicing Advances made by, but not previously reimbursed to, the Special Servicer, together with interest thereon at the Reimbursement Rate from the date made to, but not including, the date of reimbursement. Such reimbursement and any accompanying payment of interest shall be made within ten
(10) days of the request therefor by wire transfer of immediately available funds to an account designated by the Special Servicer. Upon the Master Servicer's reimbursement to the Special Servicer of any Servicing Advance and payment to the Special Servicer of interest thereon, all in accordance with this
Section 3.19(c), the Master Servicer shall for all purposes of this Agreement be deemed to have made such Servicing Advance at the same time as the Special Servicer actually made such Servicing Advance, and accordingly, the Master Servicer shall be entitled to reimbursement for such Servicing Advance, together with interest thereon in accordance with Sections 3.05(a) and 3.11(g), at the same time, in the same manner and to the same extent as the Master Servicer would otherwise have been entitled if it had actually made such Servicing Advance at the time the Special Servicer did.

                  (d) Notwithstanding anything to the contrary contained in this Agreement, if the Special Servicer is required under this Agreement to make any Servicing Advance but does not desire to


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do so, the Special Servicer may, in its sole discretion, request that the Master
Servicer make such Servicing Advance, such request to be made, in writing, at least five (5) Business Days (or, in an emergency situation or on an urgent basis, two (2) Business Days) in advance of the date on which such Servicing Advance is required to be made hereunder and to be accompanied by such information and documentation regarding the subject Servicing Advance as the Master Servicer may reasonably request. The Master Servicer shall have the obligation to make any such Servicing Advance that it is so requested by the Special Servicer to make, within five (5) Business Days (or, in an emergency situation or on an urgent basis, two (2) Business Days) of the Master Servicer's receipt of such request. If the request is timely and properly made, the Special Servicer shall be relieved of any obligations with respect to a Servicing
Advance that it so requests the Master Servicer to make (regardless of whether or not the Master Servicer shall make such Servicing Advance). The Master Servicer shall be entitled to reimbursement for any Servicing Advance made by it at the direction of the Special Servicer, together with interest thereon in accordance with Sections 3.05(a) and 3.11(g), at the same time, in the same manner and to the same extent as the Master Servicer is entitled with respect to any other Servicing Advances made thereby.

                  Notwithstanding the foregoing provisions of this Section 3.19(d), the Master Servicer shall not be required to make at the direction of the Special Servicer, any Servicing Advance if the Master Servicer determines in its reasonable, good faith judgment that such Servicing Advance, although not characterized by the Special Servicer as a Nonrecoverable Servicing Advance, is in fact a Nonrecoverable Servicing Advance. The Master Servicer shall notify the Special Servicer in writing of such determination.

                  SECTION 3.20. Modifications, Waivers, Amendments and Consents.

                  (a) Subject to Sections 3.20(b) through 3.20(f) and 3.20(l) below, and further subject to Section 6.11, the Special Servicer (or, under the limited circumstances set forth in Section 3.20(c), the Master Servicer) may, on behalf of the Trustee, agree to any modification, extension, waiver or amendment of any term of any Mortgage Loan and respond to various Mortgagor requests for consent on the part of the mortgagee (including the lease reviews and lease consents related thereto), without the consent of the Trustee, any Certificateholder, the Master Servicer (in the case of any such action taken by the Special Servicer) or, except as expressly set forth below, the Special Servicer (in the case of any such action taken by the Master Servicer).

                  (b) All modifications, extensions, waivers or amendments of any Mortgage Loan (including the lease reviews and lease consents related thereto) shall be in writing and shall be considered and effected in a manner consistent with the Servicing Standard.

                  (c) In the case of any Mortgage Loan other than a Specially Serviced Mortgage Loan, and subject to the rights of the Special Servicer set forth below, the Master Servicer shall be responsible for responding to any request by a Mortgagor for the consent or approval of the mortgagee with respect to a modification, extension, waiver or amendment of any term thereof, provided that such consent or approval or such modification, extension, waiver or amendment would not (except as permitted by Section 3.02(a), Section 3.08(a) and Section 3.20(l) hereof) affect the amount or timing of any of the payment terms of such Mortgage Loan (including payment terms related to late payment charges), result in the release of the related Mortgagor from any material term thereunder, waive any rights thereunder with respect to any guarantor thereof, relate to the release, addition or substitution of any material collateral for such Mortgage Loan or relate to any waiver of or granting of consent under a "due-on-


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sale" or "due-on-encumbrance" clause. With respect to any action proposed to be taken by the Master Servicer under this Section 3.20(c) where the thresholds in clauses (i) through (v) below are exceeded, or which involves the situations set forth in the proviso to the previous sentence, the Special Servicer only may take such action. To the extent consistent with the foregoing, but subject to
Section 3.20(f), the Master Servicer shall also be responsible for the following with respect to the Mortgage Loans (other than Specially Serviced Mortgage Loans):

                    (i) Approving any waiver affecting the timing of receipt of financial statements from any Mortgagor, provided that such financial statements are delivered no less than quarterly and within 60 days of the end of the calendar quarter to which such financial statements relate;

                    (ii) Approving routine leasing activity with respect to
               leases for less than the lesser of (A) 50,000 square feet and (B) 20% of the related Mortgaged Property;

                    (iii) Approving a transfer of equity in a Mortgagor from one current equity holder to another, provided that such transfer of equity does not (A) affect (if applicable) the status of such Mortgagor or such equity holder as a special purpose, bankruptcy-remote entity, (B) result in a change of control of such Mortgagor, (C) cause the transferee to hold more than 49% of the equity in such Mortgagor or (D) relate to a Mortgage Loan that represents 2% or more of the then aggregate principal balance of the Mortgage Pool;

                    (iv) Approving annual budgets for the related Mortgaged
               Property, provided that no such budget (A) relates to a fiscal year in which an Anticipated Repayment Date occurs, (B) provides for the payment of operating expenses in an amount equal to more than 110% of the amounts budgeted therefor for the prior year or
               (C) provides for the payment of any material expenses to any affiliate of the Mortgagor (other than with respect to the payment of the management fee to any property manager if such management fee is no more than the management fee in effect on the Cut-off Date); and

                    (v) Approving easements or rights of way that do not
               materially affect the use or value of a Mortgaged Property or the Mortgagor's ability to make any payments with respect to the related Mortgage Loan.

Notwithstanding any provision of this Section 3.20, the Master Servicer, with the consent of the Special Servicer and the Controlling Class Representative, which consent, in each case, shall not be unreasonably withheld, may, consistent with the Servicing Standard, extend the maturity date of a Mortgage Loan for up to 180 days from the related Stated Maturity Date; provided that (A) (1) the related Mortgagor is in monetary default or material non-monetary default with respect to the Mortgage Loan or, in the reasonable, good faith judgment of the Master Servicer, such default is reasonably foreseeable, and (2) such Mortgage Loan is not otherwise required to become a Specially Serviced Mortgage Loan hereunder, (B) in the reasonable, good faith judgment of the Master Servicer, such modification, extension, waiver or amendment would increase the recovery on the Mortgage Loan to Certificateholders (as a collective whole), on a present value basis (the relevant discounting of anticipated collections that will be distributable to the Certificateholders, to be performed at the related Mortgage
Rate), and (C) such modification, extension, waiver or amendment would not cause an Adverse REMIC Event in respect of any REMIC Pool or an Adverse Grantor Trust Event with respect to the Grantor Trust.

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                  The Master Servicer shall not terminate or replace, or consent to the termination or replacement of, any property manager with respect to any Mortgaged Property, and the Master Servicer shall not terminate or change or consent to the termination or change of the franchise for any Mortgaged Property operated as a hospitality property, in any event without the consent of the Special Servicer (it being understood and agreed that (A) the Master Servicer shall promptly provide the Special Servicer with all information that the Special Servicer may reasonably request and which information is in the possession of the Master Servicer, in order to withhold or grant any such consent, (B) the Special Servicer (for no additional compensation) shall decide whether to withhold or grant such consent in accordance with the Servicing Standard and (C) if any consent has not been expressly denied by the earlier of ten Business Days of the Special Servicer's receipt from the Master Servicer of all information reasonably requested thereby in order to make an informed decision or the expiration of the 20-day period referred to below, the Special Servicer's consent shall be deemed to have been granted). In no event shall more than 20 days elapse from the date the Master Servicer first became aware of an obligation under the related Mortgage Loan documents to terminate, replace, or consent to the termination or replacement of, a property manager or franchise and the Master Servicer's receipt of the Special Servicer's consent or express denial thereof. The Master Servicer shall have no rights and no role of the nature described in this paragraph with respect to a Mortgaged Property securing a Specially Serviced Mortgage Loan.

                  Except as permitted by Section 3.02(a), Section 3.08(a), this
Section 3.20(c) and Section 3.20(l) the Master Servicer may not agree to waive, modify or amend any term of any Mortgage Loan or respond to any Mortgagor requests for mortgagee consent. Furthermore, the Master Servicer may not agree to any modification, extension, waiver or amendment of any term of any Mortgage Loan that would cause an Adverse REMIC Event with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to the Grantor Trust.

                  (d) Except as provided in Section 3.02(a), Section 3.08 or
Section 3.20(e), the Special Servicer, on behalf of the Trustee, shall not agree or consent to any modification, extension, waiver or amendment of any term of any Mortgage Loan that would:

                    (i) affect the amount or timing of any scheduled payment of principal, interest or other amount (including Prepayment Premiums or Yield Maintenance Charges, but excluding Default Interest and other amounts payable as additional servicing compensation) payable thereunder;

                    (ii) affect the obligation of the related Mortgagor to pay a
               Prepayment Premium or Yield Maintenance Charge or permit a Principal Prepayment during any period in which the related Mortgage Note prohibits Principal Prepayments;

                    (iii) except as expressly contemplated by the related
               Mortgage or pursuant to Section 3.09(d), result in a release of the lien of the Mortgage on any material portion of the related Mortgaged Property without a corresponding Principal Prepayment in an amount not less than the fair market value (as determined by an appraisal by an Independent Appraiser delivered to the Special Servicer at the expense of the related Mortgagor and upon which the Special Servicer may conclusively rely) of the property to be released; or

                    (iv) in the reasonable, good faith judgment of the Special
               Servicer, otherwise materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon.

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

                  (e) Notwithstanding Section 3.20(d), but subject to Section
6.11 and the second paragraph of this Section 3.20(e), the Special Servicer may
(i) reduce the amounts owing under any Specially Serviced Mortgage Loan by forgiving principal, accrued interest or any Prepayment Premium or Yield Maintenance Charge, (ii) reduce the amount of the Monthly Payment on any Specially Serviced Mortgage Loan, including by way of a reduction in the related Mortgage Rate, (iii) forbear in the enforcement of any right granted under any Mortgage Note or Mortgage relating to a Specially Serviced Mortgage Loan, (iv) accept a Principal Prepayment on any Specially Serviced Mortgage Loan during any Lockout Period or (v) extend the maturity of any Mortgage Loan; provided that
(A) the related Mortgagor is in monetary default or material non-monetary default with respect to the Specially Serviced Mortgage Loan or, in the reasonable, good faith judgment of the Special Servicer, such default is reasonably foreseeable, (B) in the reasonable, good faith judgment of the Special Servicer, such modification, extension, waiver or amendment would increase the recovery on the Mortgage Loan to Certificateholders (as a collective whole) to Certificateholders, on a present value basis (the relevant discounting of anticipated collections that will be distributable to the Certificateholders, to be performed at the related Mortgage Rate), and (C) such modification, extension, waiver or amendment would not cause an Adverse REMIC Event in respect of any REMIC Pool or an Adverse Grantor Trust Event with respect to the Grantor Trust.

                  In no event shall the Special Servicer: (i) extend the maturity date of a Mortgage Loan beyond the date that is two years prior to the last Rated Final Distribution Date; or (ii) extend the maturity date of any Mortgage Loan for more than five years beyond its Stated Maturity Date; or (iii) if the Mortgage Loan is secured by a Ground Lease (but not the related fee interest), extend the maturity date of such Mortgage Loan beyond the date which is 20 years (or, to the extent consistent with the Servicing Standard, giving due consideration to the remaining term of the Ground Lease, 10 years) prior to the expiration of the term of such Ground Lease.

                  The determination of the Special Servicer contemplated by clause (B) of the proviso to the first paragraph of this Section 3.20(e) shall be evidenced by an Officer's Certificate to such effect delivered to the Trustee and the Master Servicer and describing in reasonable detail the basis for the Special Servicer's determination. The Special Servicer shall attach to such Officer's Certificate any information including but not limited to income and expense statements, rent rolls, property inspection reports and appraisals that support such determination.

                  (f) Notwithstanding anything to the contrary in this Agreement, none of the Trustee, the Master Servicer or the Special Servicer, as applicable, shall give any consent, approval or direction regarding the termination of the related property manager or the designation of any replacement property manager or, if such Mortgaged Property is hospitality property, give any consent, approval or direction regarding the termination of the franchise or the designation of a new franchise, with respect to any Mortgaged Property that secures a Mortgage Loan that has an unpaid principal balance that is at least equal to the lesser of $20,000,000 and 2% of the then aggregate principal balance of the Mortgage Pool, unless: (1) the mortgagee is not given discretion under the terms of the related Mortgage Loan; or (2) it has received prior written confirmation from each Rating Agency that such action will not result in an Adverse Rating Event.

                  Any party hereto seeking Rating Agency confirmation with respect to the matters described above shall deliver a Review Package to such Rating Agency.

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                  (g) Any payment of interest that is deferred pursuant to any modification, extension, waiver or amendment permitted hereunder, shall not, for purposes hereof, including calculating monthly distributions to Certificateholders, be added to the unpaid principal balance or Stated Principal Balance of the related Mortgage Loan, notwithstanding that the terms of such modification, extension, waiver or amendment so permit. The foregoing shall in no way limit the Special Servicer's ability to charge and collect from the Mortgagor costs otherwise collectible under the terms of the related Mortgage Note.

                  (h) The Special Servicer or Master Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, extension, waiver or indulgence or any other matter or thing, the granting of which is within its discretion pursuant to the terms of the instruments evidencing or securing the related Mortgage Loan and, further, by the terms of this Agreement and applicable law, require that such Mortgagor pay to it (i) as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, and (ii) any related costs and expenses incurred by it. In no event shall the Special Servicer or Master Servicer be entitled to payment for such fees or expenses unless such payment is collected from the related Mortgagor.

                  (i) The Special Servicer and Master Servicer shall each notify the other, any related Sub-Servicers and the Trustee, in writing, of any modification, extension, waiver or amendment of any term of any Mortgage Loan (including fees charged the Mortgagor) agreed to by it and the date thereof, and shall deliver to the Trustee or any related Custodian for deposit in the related Mortgage File (with a copy to be delivered to or retained by, as applicable, the Master Servicer), an executed counterpart of the agreement relating to such modification, extension, waiver or amendment promptly following execution and delivery thereof, to be followed by an original recorded counterpart promptly following the recordation (and receipt) thereof.

                  (j) To the extent that either the Master Servicer or Special Servicer waives any Default Charge in respect of any Mortgage Loan, whether pursuant to Section 3.02(a) or this Section 3.20, the respective amounts of additional servicing compensation payable to the Master Servicer and the Special Servicer as Net Default Charges out of such Default Charges shall be reduced proportionately based upon the respective amounts that had been payable thereto as Net Default Charges out of such Default Charges immediately prior to such waiver.

                  (k) The Master Servicer shall not permit defeasance of any Mortgage Loan (x) before the earliest date on which defeasance is permitted under the terms of such Mortgage Loan, or (y) subject in all cases to the terms of such Mortgage Loan, unless (i) the Defeasance Collateral consists of United States Treasury obligations), (ii) the Master Servicer has determined that the defeasance will not result in an Adverse REMIC Event in respect of any REMIC Pool or an Adverse Grantor Trust Event with respect to the Grantor Trust, (iii) the Master Servicer has notified the Rating Agencies, (iv) the Rating Agencies have confirmed in writing that such defeasance will not result in an Adverse Rating Event with respect to any Class of Certificates (provided that the requirement to obtain such confirmation will be a condition to the defeasance only if the Master Servicer is able under the related Mortgage Loan documents and applicable law to prevent the defeasance if such confirmation is not obtained and the subject Mortgage Loan represents at least 2.0% of the then aggregate Stated Principal Balance of the Mortgage Pool), and (v) the Master Servicer has requested and received from the related Mortgagor (A) an Opinion of Counsel generally to the effect that (1) the Trustee will have a perfected, first priority security interest in such Defeasance Collateral and (2) that such defeasance would not result in an Adverse REMIC Event with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to the Grantor Trust and (B) written confirmation from a firm of Independent accountants stating that


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payments made on such defeasance collateral in accordance with the terms thereof will be sufficient to pay the subject Mortgage Loan in full on or before its Stated Maturity Date (or, in the case of an ARD Loan, on or before its Anticipated Repayment Date) and to timely pay each Monthly Payment scheduled to be due prior thereto but after the defeasance; provided that, if, consistent with the terms of the related Mortgage Loan documents, the related Mortgagor delivers cash to purchase the Defeasance Collateral rather than the Defeasance Collateral itself, the Master Servicer shall purchase the government securities contemplated by the related Mortgage Loan documents. Subsequent to the second anniversary of the Startup Day, to the extent that the Master Servicer can, in accordance with the related Mortgage Loan documents, require defeasance of any Mortgage Loan in lieu of accepting a prepayment of principal thereunder, including a prepayment of principal accompanied by a Prepayment Premium, the Master Servicer shall, to the extent it is consistent with the Servicing Standard, require such defeasance, provided that the conditions set forth in clauses (i) through (v) of the preceding sentence have been satisfied. Any reasonable out-of-pocket expense incurred by the Master Servicer pursuant to this Section 3.20(k) shall be paid by the Mortgagor of the defeased Mortgage
Loan pursuant to the related Mortgage, Mortgage Note or other pertinent document, if so allowed by the terms of such documents. The Master Servicer and the Special Servicer each shall, consistent with the Servicing Standard, enforce the provisions of the Mortgage Loans it is obligated to service hereunder relating to defeasance and prepayment restrictions; provided that, if at any time a court with jurisdiction in the matter shall hold that the related Mortgagor may obtain a release of the subject Mortgaged Property but is not obligated to deliver the full amount of the Defeasance Collateral contemplated by the related Mortgage Loan documents (or cash sufficient to purchase such defeasance collateral), then (i) if consistent with such court holding and the related Mortgage Loan documents, the Master Servicer shall refuse to allow the defeasance of the Mortgage Loan or (ii) if the Master Servicer cannot so refuse and if the related Mortgagor has delivered cash to purchase the defeasance collateral, the Master Servicer shall either (A) buy such Defeasance Collateral or (B) apply such cash to prepay the Mortgage Loan, in either case, in accordance with the Servicing Standard.

                  (l) With respect to any ARD Loan after its Anticipated Repayment Date, the Master Servicer shall be permitted, in its discretion, to waive (such waiver to be in writing addressed to the related Mortgagor, with a copy to the Trustee) all or any portion of the accrued Additional Interest on such ARD Loan if, prior to the related maturity date, the related Mortgagor has requested the right to prepay the Mortgage Loan in full together with all payments required under such ARD Loan in connection with such prepayment (except for such accrued Additional Interest), and, further, if the Master Servicer had determined, in its reasonable, good faith judgment, that the waiver of the Trust's right to receive such accrued Additional Interest is reasonably likely to produce a greater payment to Certificateholders (as a collective whole) on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related Mortgage Rate) than a refusal to waive the right to such Additional Interest. The Master Servicer shall have no liability to the Trust, the Certificateholders or any other Person so long as such determination is exercised in accordance with the Servicing Standard.

                  SECTION 3.21. Transfer of Servicing Between Master Servicer and Special Servicer; Record Keeping.

                  (a) Upon determining that a Servicing Transfer Event has occurred with respect to any Mortgage Loan, the Master Servicer shall immediately give notice thereof to the Depositor (in the case of an LBHI Mortgage Loan) and UBSPF (in the case of a UBS Mortgage Loan), and if the Master Servicer is not also the Special Servicer, the Master Servicer shall also deliver a copy of the related


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Servicing File to the Special Servicer and use reasonable efforts to provide the
Special Servicer with all information, documents (or copies thereof) and records (including records stored electronically on computer tapes, magnetic discs and the like) relating to such Mortgage Loan, either in the Master Servicer's or any of its directors', officers', employees', affiliates' or agents' possession or control or otherwise available to the Master Servicer without undue burden or expense, and reasonably requested by the Special Servicer to enable it to assume its functions hereunder with respect thereto without acting through a Sub-Servicer. The Master Servicer shall use reasonable efforts to comply with the preceding sentence within five Business Days of the occurrence of each related Servicing Transfer Event; provided, however, that if the information, documents and records requested by the Special Servicer are not contained in the Servicing File, the Master Servicer shall have such period of time as reasonably necessary to make such delivery. The Special Servicer may conclusively rely on the Master Servicer's determination that a Servicing Transfer Event has occurred giving rise to a Mortgage Loan becoming a Specially Serviced Mortgage Loan. The Special Servicer shall not be liable or in default hereunder for any reasonable act or failure to act because of or arising out of the Master Servicer's failure to deliver information, documents or records with respect to any Specially Serviced Mortgage Loan in accordance with the requirements hereof.

                  Upon determining that a Specially Serviced Mortgage Loan has become a Corrected Loan and if the Master Servicer is not also the Special Servicer, the Special Servicer shall immediately give notice thereof, and shall within five Business Days of such occurrence return the related Servicing File, together with any and all new information, documents and records relating to the subject Mortgage Loan, that were not part of the Servicing File when it was delivered to the Special Servicer, to the Master Servicer (or such other Person as may be directed by the Master Servicer) and upon giving such notice, and returning such Servicing File, to the Master Servicer (or such other Person as may be directed by the Master Servicer), the Special Servicer's obligation to service such Mortgage Loan, and the Special Servicer's right to receive the Special Servicing Fee with respect to such Mortgage Loan, shall terminate, and the obligations of the Master Servicer to service and administer such Mortgage Loan shall resume.

                  Notwithstanding anything herein to the contrary, in connection with the transfer to the Special Servicer of the servicing of a Cross-Collateralized Mortgage Loan as a result of a Servicing Transfer Event or the re-assumption of servicing responsibilities by the Master Servicer with respect to any such Mortgage Loan upon its becoming a Corrected Loan, the Master Servicer and the Special Servicer shall each transfer to the other, as and when applicable, the servicing of all other Cross-Collateralized Mortgage Loans constituting part of the same Cross-Collateralized Group; provided that no Cross-Collateralized Mortgage Loan may become a Corrected Loan at anytime that a continuing Servicing Transfer Event exists with respect to another Cross-Collateralized Mortgage Loan in the same Cross-Collateralized Group.

                  (b) In servicing any Specially Serviced Mortgage Loans, the Special Servicer shall provide to the Custodian originals of newly executed documents included within the definition of "Mortgage File" for inclusion in the related Mortgage File (with a copy of each such original to the Master Servicer), and shall provide to the Master Servicer copies of any additional related Mortgage Loan information, including correspondence with the related Mortgagor.

                  (c) On the Business Day following each Determination Date, the Special Servicer shall deliver to the Master Servicer and, upon request, to the Trustee and each Rating Agency (or such other Person as may be directed by the Master Servicer) a statement in writing and in computer readable


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format (the form of such statement to be agreed upon by the Master Servicer and the Special Servicer) describing, on a loan-by-loan and property-by-property basis, (1) insofar as it relates to Specially Serviced Mortgage Loans and REO Properties, the information described in clauses (vi) through (xv) of Section 4.02(a) (with respect to information set forth in such clauses related to prior Distribution Dates and/or periods, the Special Servicer may conclusively rely on information furnished to it by the Master Servicer or the Trustee) and, insofar as it relates to the Special Servicer, the information described in clauses
(xxiv) and (xxx) of Section 4.02(a), (2) the amount of all payments, Insurance Proceeds and Liquidation Proceeds received, and the amount of any Realized Loss incurred, with respect to each Specially Serviced Mortgage Loan during the related Collection Period, and the amount of Insurance Proceeds and Liquidation Proceeds received, and the amount of any Realized Loss incurred, with respect to each REO Property during the related Collection Period, (3) the amount, purpose and date of all Servicing Advances made by the Special Servicer with respect to each Specially Serviced Mortgage Loan and REO Property during the related Collection Period, (4) in writing, a brief narrative summary of the status of each Specially Serviced Mortgage Loan and (5) such additional information relating to the Specially Serviced Mortgage Loans and REO Properties as the Master Servicer reasonably requests to enable it to perform its responsibilities under this Agreement. Notwithstanding the foregoing provisions of this subsection (c), the Master Servicer shall maintain ongoing payment records with respect to each of the Specially Serviced Mortgage Loans and REO Properties and shall provide the Special Servicer with any information reasonably available to the Master Servicer required by the Special Servicer to perform its duties under this Agreement.

                  SECTION 3.22. Sub-Servicing Agreements.

                  (a) The Master Servicer and the Special Servicer may enter into Sub-Servicing Agreements to provide for the performance by third parties of any or all of their respective obligations hereunder, provided that, in each case, the Sub-Servicing Agreement: (i) is consistent with this Agreement in all material respects, requires the Sub-Servicer to comply with all of the applicable conditions of this Agreement and, with the exception of Sections 7.01(a)(x), (xi), and (xii) provides for events of default with respect to the Sub-Servicer substantially the same as those set forth in Section 7.01 (modified as necessary to apply to the Sub-Servicer's obligations under the Sub-Servicing Agreement); (ii) provides that if the Master Servicer or the Special Servicer, as the case may be, shall for any reason no longer act in such capacity hereunder (including by reason of an Event of Default), the Trustee or its designee may thereupon assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the Master Servicer or the Special Servicer, as the case may be, under such agreement or may terminate such subservicing agreement without cause and without payment of any penalty or termination fee (provided, however, that those Sub-Servicing Agreements in effect as of the Closing Date (or, if being negotiated as of the Closing Date, in effect within 90 days thereafter) may not be terminated without cause, unless expressly so provided therein); (iii) provides that the Trustee, for the benefit of the Certificateholders, shall be a third party beneficiary under such agreement, but that (except to the extent the Trustee or its designee assumes the obligations of the Master Servicer or Special Servicer, as the case may be, thereunder as contemplated by the immediately preceding clause (ii)) none of the Trustee, the Trust, any successor Master Servicer or Special Servicer, as the case may be, or any Certificateholder shall have any duties under such agreement or any liabilities arising therefrom; (iv) permits any purchaser of a Mortgage Loan pursuant to this Agreement to terminate such agreement with respect to such purchased Mortgage Loan at its option and without penalty; (v) does not permit the Sub-Servicer to enter into or consent to any modification, extension, waiver or amendment or otherwise take any action on behalf of the Master Servicer or the Special Servicer contemplated by Section 3.08, Section 3.09 and Section 3.20 hereof without the consent of such


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Master Servicer or Special Servicer, as the case may be; and (vi) does not permit the Sub-Servicer any direct rights of indemnification that may be satisfied out of assets of the Trust Fund. In addition, each Sub-Servicing Agreement entered into by the Master Servicer (including any with an effective date on or before the Closing Date) shall provide that such agreement shall, with respect to any Mortgage Loan serviced thereunder, terminate at the time such Mortgage Loan becomes a Specially Serviced Mortgage Loan (or, alternatively, be subject to the Special Servicer's rights to service the Mortgage Loan for so long as such Mortgage Loan continues to be a Specially Serviced Mortgage Loan), and each Sub-Servicing Agreement entered into by the Special Servicer shall relate only to Specially Serviced Mortgage Loans and shall terminate with respect to any such Mortgage Loan which ceases to be a Specially Serviced Mortgage Loan. The Master Servicer and the Special Servicer shall each deliver to the Trustee and each other copies of all Sub-Servicing Agreements, as well as any amendments thereto and modifications thereof, entered into by it promptly upon its execution and delivery of such documents. The Sub-Servicers in respect of those Sub-Servicing Agreements which are in effect or being negotiated as of the Closing Date are listed on Exhibit K hereto. References in this Agreement to actions taken or to be taken by the Master Servicer or the Special Servicer include actions taken or to be taken by a Sub-Servicer on behalf of the Master Servicer or the Special Servicer, as the case may be; and, in connection therewith, all amounts advanced by any Sub-Servicer to satisfy the obligations of the Master Servicer or the Special Servicer hereunder to make P&I Advances or Servicing Advances shall be deemed to have been advanced by the Master Servicer or the Special Servicer, as the case may be, out of its own funds and, accordingly, such P&I Advances or Servicing Advances shall be recoverable by such Sub-Servicer in the same manner and out of the same funds as if such Sub-Servicer were the Master Servicer or the Special Servicer, as the case may be. For so long as they are outstanding, Advances shall accrue interest in accordance with Sections 3.11(g) and 4.03(d), with such interest to be allocable between the Master Servicer or the Special Servicer, as the case may be, and such Sub-Servicer as they may agree. For purposes of this Agreement, the Master Servicer and the Special Servicer each shall be deemed to have received any payment when a Sub-Servicer retained by it receives such payment. The Master Servicer and the Special Servicer each shall notify the other, the Trustee, the Depositor, the Controlling Class Certificateholders in writing promptly of the appointment by it of any Sub-Servicer.

                  (b) Each Sub-Servicer (i) shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law, and
(ii) shall be an approved conventional seller/servicer of mortgage loans for FHLMC or Fannie Mae or a HUD-Approved Servicer.

                  (c) The Master Servicer and the Special Servicer, for the benefit of the Trustee and the Certificateholders, shall (at no expense to the Trustee, the Certificateholders or the Trust Fund) monitor the performance and enforce the obligations of their respective Sub-Servicers under the related Sub-Servicing Agreements. Such enforcement, including the legal prosecution of claims, termination of Sub-Servicing Agreements in accordance with their respective terms and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer or the Special Servicer, as applicable, in its good faith business judgment, would require were it the owner of the Mortgage Loans covered thereby.

                  (d) Notwithstanding any Sub-Servicing Agreement, the Master Servicer and the Special Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the performance of their respective obligations and duties under this Agreement in accordance with the


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provisions hereof to the same extent and under the same terms and conditions as if each alone were servicing and administering the Mortgage Loans or REO Properties for which it is responsible.

                  SECTION 3.23. Representations and Warranties of the Master
                                Servicer and the Special Servicer.

                  (a) ORIX, both in its capacity as Master Servicer and in its capacity as Special Servicer, hereby represents, warrants and covenants to the other parties hereto and for the benefit of the Certificateholders, as of the Closing Date, that:

                    (i) ORIX is a limited liability company, duly organized and validly existing under the laws of the State of Delaware, and ORIX is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement.

                    (ii) The execution and delivery of this Agreement by ORIX, and the performance and compliance with the terms of this Agreement by ORIX, will not violate ORIX's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or which is applicable to it or any of its assets.

                    (iii) ORIX has the full power and authority to enter into
               and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                    (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of ORIX, enforceable against ORIX in accordance with the terms hereof, subject to (A) applicable bankruptcy, receivership, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                    (v) ORIX is not in violation of, and its execution and
               delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in ORIX's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of ORIX to perform its obligations under this Agreement or its financial condition.

                    (vi) No litigation is pending or, to the best of ORIX's
               knowledge, threatened, against ORIX, the outcome of which, in ORIX's good faith and reasonable judgment, could reasonably be expected to prohibit ORIX from entering into this Agreement or materially and adversely affect ORIX's ability to perform its obligations under this Agreement.

                    (vii) Any consent, approval, authorization or order of any court or governmental agency or body required under federal or state law for the execution, delivery and performance by ORIX of or compliance by ORIX with this Agreement or the


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               consummation of the transactions contemplated by this Agreement has been obtained and is effective except where the lack of consent, approval, authorization or order would not have a material adverse effect on the performance by ORIX under this Agreement.

                    (viii) ORIX possesses all insurance required pursuant to
               Section 3.07(c) of this Agreement.

                  (b) ORIX's representations and warranties set forth in Section 3.23(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust Fund remains in existence. Upon discovery by any party hereto of any breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other parties hereto.

                  (c) Any successor Master Servicer or Special Servicer (if any and regardless of whether the Master Servicer and the Special Servicer are different Persons) shall be deemed to have made, as of the date of its succession, each of the representations and warranties set forth in Section 3.23(a), subject to such appropriate modifications to the representation and warranty set forth in Section 3.23(a)(i) to accurately reflect such successor's jurisdiction of organization and whether it is a corporation, partnership, bank, association or other type of organization, and references to "ORIX" in such representations and warranties shall be deemed to mean such successor.

                  SECTION 3.24. Credit Tenant Leases.

                  Within 30 days after the Closing Date, the Master Servicer shall notify the insurer under any Lease Enhancement Policy and/or Residual Value Insurance Policy for any CTL Loan that (i) both the Master Servicer and the Special Servicer shall be sent notices under each such policy and (ii) the Trustee for the benefit of the Certificateholders shall be the loss payee under each such policy. In the event that the Master Servicer has actual knowledge of any event (an "Insured Event") giving rise to a claim under any Lease Enhancement Policy or Residual Value Insurance Policy, the Master Servicer shall prepare and file a "proof of loss" form with the appropriate insurer within five Business Days after receiving notice of any Insured Event under any such policy and shall diligently process any claims under such policy in accordance with the Servicing Standard. With respect to each Lease Enhancement Policy and Residual Value Insurance Policy, the Master Servicer shall review and familiarize itself with the terms and conditions relating to enforcement of claims and shall monitor the dates by which any claim must be made or any action must be taken under such policy to realize the full value thereof for the benefit of the Certificateholders; and, at least 10 Business Days prior to any date on which any action must be taken under such policy to realize the full value of such policy for the benefit of the Certificateholders, the Master Servicer shall take such action, consistent with the Servicing Standard.

                  The Master Servicer shall abide by the terms and conditions precedent to payment of claims under the Lease Enhancement Policies and Residual Value Insurance Policies and take all such action as may be required to comply with the terms and provisions of such policies in order to maintain such policies in full force and effect and to make claims thereunder.

                  Subject to Section 3.11(h), the Master Servicer shall make a Servicing Advance with respect to a Mortgaged Property subject to a Credit Tenant Lease in an amount equal to all such funds as are necessary for the costs of maintenance or repair of a Mortgaged Property or other obligation of the related Mortgagor, if and to the extent that such action is consistent with the Servicing Standard and the failure to complete such maintenance or repair or other obligation may give rise to a Maintenance Right


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or Additional Right of the related Credit Tenant. All such Servicing Advances shall be reimbursable from collections from the related Mortgagor, the related Reserve Funds or excess cash flow after scheduled debt service on the related Mortgage Loan or as may be provided in the related Credit Tenant Lease or general collections on the Mortgage Pool if so permitted by Section 3.05(a)(vii). The Master Servicer shall notify the Special Servicer of any CTL Loan in respect of which it has made Servicing Advances pursuant to this Section
3.24. No costs incurred by the Master Servicer in effecting the foregoing payments shall be added to the unpaid principal balance or Stated Principal Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. The foregoing shall in no way limit the Master Servicer's ability to charge and collect from the Mortgagor or the related Credit Tenant such costs, together with interest thereon.

                  In the event that the Master Servicer receives notice of any termination of a Lease Enhancement Policy or a Residual Value Insurance Policy, the Master Servicer shall, within three Business Days after receipt of such notice, notify the Rating Agencies and the Trustee of such termination in writing. Upon receipt of such notice, the Master Servicer shall address such termination in accordance with the Servicing Standard. Any legal fees incurred in connection with a resolution of such termination of a Lease Enhancement Policy or a Residual Value Insurance Policy shall be paid by the Master Servicer and shall be reimbursable to it as a Trust Fund expense (to the extent not required to be paid, and not actually paid, by the related Mortgagor under the applicable Mortgage Loan documents).

                  Three Business Days prior to each Distribution Date, the Master Servicer shall deliver to the Trustee and the Rating Agencies a report stating with respect to each CTL Loan as of the related Due Date prior to such Distribution Date, (i) all publicly available ratings of any nationally-recognized statistical rating organization for the related Rated Party as of (A) the Closing Date, (B) the Due Date in the previous month and (C) the Due Date in the current month, and (ii) whether the related Rated Party has been placed on a credit watch.

                  SECTION 3.25. Application of Default Charges.

                  (a) Any and all Default Charges that are actually collected with respect to any Mortgage Loan or REO Loan during any Collection Period, shall be applied for the following purposes and in the following order, in each case to the extent of the remaining portion of such Default Charges;

                  first, to pay to the Fiscal Agent, the Trustee, the Master Servicer or the Special Servicer, in that order, any interest due and owing to such party on outstanding Advances made thereby with respect to such Mortgage Loan or REO Loan, as the case may be, as to which such Default Charges were collected;

                  second, to pay any other outstanding Additional Trust Fund Expenses (exclusive of Special Servicing Fees, Liquidation Fees and Workout Fees) incurred with respect to such Mortgage Loan or REO Loan, as the case may be, as to which such Default Charges were collected;

                  third, to reimburse the Trust for any interest on Advances paid to the Fiscal Agent, the Trustee, the Master Servicer or the Special Servicer since the Closing Date with respect to such Mortgage Loan or REO Loan, as the case may be, as to which such Default Charges were collected, which interest was paid from a source other than Default Charges on such Mortgage Loan or REO Loan;


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                  fourth, to reimburse the Trust for any other Additional Trust
         Fund Expense (exclusive of Special Servicing Fees, Liquidation Fees and Workout Fees) incurred and paid since the Closing Date with respect to such Mortgage Loan or REO Loan, as the case may be, as to which such Default Charges were collected, which expense was paid from a source other than Default Charges on such Mortgage Loan or REO Loan; and

                  fifth, to pay any remaining portion of such Default Charges (such remaining portion, "Net Default Charges") as additional master servicing compensation to the Master Servicer, if they were received in respect of a Mortgage Loan that is not a Specially Serviced Mortgage Loan, or as additional special servicing compensation to the Special Servicer, if they were received in respect of a Specially Serviced Mortgage Loan or REO Loan;

                  (b) Default Charges applied to reimburse the Trust pursuant to clauses third and fourth of Subsection (a), are intended to be part of the amounts to be delivered by the Master Servicer to the Trustee pursuant to the first paragraph of Section 3.04(b) on or before the Master Servicer Remittance Date next following the Collection Period during which they were received, for deposit in the Collection Account, subject to application pursuant to Section 3.05(a) for any items payable out of general collections on the Mortgage Loan and any REO Properties. Default Charges applied to reimburse the Trust pursuant to clauses third and fourth of Subsection (a) shall be deemed to offset either interest paid on Advances or other Additional Trust Fund Expenses, depending on which clause is applicable, in the chronological order in which they were made or incurred, as applicable (whereupon such interest paid on Advances or such other Additional Trust Fund Expenses, depending on which clause is applicable, shall thereafter be deemed to have been paid out of Default Charges).





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                                   ARTICLE IV



          PAYMENTS TO CERTIFICATEHOLDERS; REPORTS TO CERTIFICATEHOLDERS


                  SECTION 4.01. Distributions.

                  (a) On each Distribution Date prior to the Final Distribution Date, the Trustee shall, based upon information provided by the Master Servicer and the Special Servicer, withdraw from the Collection Account and apply the Available Distribution Amount for such Distribution Date to make the following distributions in respect of the Senior Certificates, in the following order of priority, in each case to the extent of remaining available funds:

                  first, distributions of interest to the Holders of the respective Classes of Senior Certificates, up to an amount equal to, and pro rata as among such Classes in accordance with, all Distributable Certificate Interest in respect of each such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates, if any;

                  second, distributions of principal to the Holders of the Class A-1 and Class A-2 Certificates, allocable as between such Classes of Certificateholders as provided below, up to an amount (not to exceed the aggregate Class Principal Balance of such Classes of Certificates outstanding prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date; and

                  third, distributions to the Holders of the Class A-1 and Class A-2 Certificates, up to an amount equal to, pro rata as between such Classes of Certificateholders in accordance with, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to each such Class of Certificates pursuant to
         Section 4.04(a) and not previously reimbursed.

                  On each Distribution Date prior to the earlier of (i) the Class A Principal Distribution Cross-Over Date and (ii) the Final Distribution Date, the Trustee shall pay the distributions of principal made on the Class A-1 and Class A-2 Certificates as provided above, first, to the Holders of the Class A-1 Certificates, until the Class Principal Balance of such Class has been reduced to zero, and thereafter, to the Holders of the Class A-2 Certificates, until the Class Principal Balance of such Class has been reduced to zero. On any Distribution Date coinciding with or following the Class A Principal Distribution Cross-Over Date, but prior to the Final Distribution Date, the Trustee shall pay the distributions of principal made on the Class A-1 and Class A-2 Certificates as provided above to the Holders of both the Class A-1 Certificates and the Class A-2 Certificates, on a pro rata basis, in accordance with the respective Class Principal Balances of such Classes outstanding immediately prior to such Distribution Date, until the Class Principal Balance of each such Class has been reduced to zero.

                  All distributions of interest made in respect of the Class X Certificates on any Distribution Date as provided above shall be deemed to have been made in respect of the various Components of the Class X Certificates, pro rata in accordance with the respective amounts of Distributable Component Interest in respect of such Components of the Class X Certificates for such Distribution Date and, to the extent not previously deemed paid pursuant to this paragraph, for all prior Distribution Dates, if any.

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                  (b) On each Distribution Date prior to the Final Distribution
Date, the Trustee shall, based on information provided by the Master Servicer and the Special Servicer, withdraw from the Collection Account and apply the Subordinate Available Distribution Amount for such Distribution Date, for the following purposes and in the following order of priority, in each case to the extent of remaining available funds:

                    (i) to make distributions of interest to the Holders of the
               Class B Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates, if any;

                    (ii) after the Class Principal Balances of the Class A
               Certificates have been reduced to zero, to make distributions of principal to the Holders of the Class B Certificates, up to an amount (not to exceed the Class Principal Balance of such Class of Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of the Class A Certificates pursuant to Section 4.01(a) above);

                    (iii) to make distributions to the Holders of the Class B
               Certificates, up to an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of Certificates pursuant to
               Section 4.04(a) and not previously reimbursed;

                    (iv) to make distributions of interest to the Holders of the
               Class C Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates, if any;

                    (v) after the Class Principal Balance of the Class B
               Certificates has been reduced to zero, to make distributions of principal to the Holders of the Class C Certificates, up to an amount (not to exceed the Class Principal Balance of such Class of Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Principal Balance Certificates pursuant to Section 4.01(a) above or pursuant to any prior clause of this Section 4.01(b));

                    (vi) to make distributions to the Holders of the Class C
               Certificates, up to an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of Certificates pursuant to
               Section 4.04(a) and not previously reimbursed;

                    (vii) to make distributions of interest to the Holders of
               the Class D Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates, if any;

                    (viii) after the Class Principal Balance of the Class C
               Certificates has been reduced to zero, to make distributions of principal to the Holders of the Class D Certificates, up to an amount (not to exceed the Class Principal Balance of such Class of Certificates


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               outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Principal Balance Certificates pursuant to Section 4.01(a) above or pursuant to any prior clause of this Section 4.01(b));

                    (ix) to make distributions to the Holders of the Class D
               Certificates, up to an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of Certificates pursuant to
               Section 4.04(a) and not previously reimbursed;

                    (x) to make distributions of interest to the Holders of the
               Class E Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates, if any;

                    (xi) after the Class Principal Balance of the Class D
               Certificates has been reduced to zero, to make distributions of principal to the Holders of the Class E Certificates, up to an amount (not to exceed the Class Principal Balance of such Class of Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Principal Balance Certificates pursuant to Section 4.01(a) above or pursuant to any prior clause of this Section 4.01(b));

                    (xii) to make distributions to the Holders of the Class E
               Certificates, up to an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of Certificates pursuant to
               Section 4.04(a) and not previously reimbursed;

                    (xiii) to make distributions of interest to the Holders of the Class F Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates, if any;

                    (xiv) after the Class Principal Balance of the Class E
               Certificates has been reduced to zero, to make distributions of principal to the Holders of the Class F Certificates, up to an amount (not to exceed the Class Principal Balance of such Class of Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Principal Balance Certificates pursuant to Section 4.01(a) above or pursuant to any prior clause of this Section 4.01(b));

                    (xv) to make distributions to the Holders of the Class F
               Certificates, up to an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of Certificates pursuant to
               Section 4.04(a) and not previously reimbursed;

                    (xvi) to make distributions of interest to the Holders of
               the Class G Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of

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               Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates, if any;

                    (xvii) after the Class Principal Balance of the Class F
               Certificates has been reduced to zero, to make distributions of principal to the Holders of the Class G Certificates, up to an amount (not to exceed the Class Principal Balance of such Class of Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Principal Balance Certificates pursuant to Section 4.01(a) above or pursuant to any prior clause of this Section 4.01(b));

                    (xviii) to make distributions to the Holders of the Class G
               Certificates, up to an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of Certificates pursuant to
               Section 4.04(a) and not previously reimbursed;

                    (xix) to make distributions of interest to the Holders of
               the Class H Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates, if any;

                    (xx) after the Class Principal Balance of the Class G
               Certificates has been reduced to zero, to make distributions of principal to the Holders of the Class H Certificates, up to an amount (not to exceed the Class Principal Balance of such Class of Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Principal Balance Certificates pursuant to Section 4.01(a) above or pursuant to any prior clause of this Section 4.01(b));

                    (xxi) to make distributions to the Holders of the Class H
               Certificates, up to an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of Certificates pursuant to
               Section 4.04(a) and not previously reimbursed;

                    (xxii) to make distributions of interest to the Holders of the Class J Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates, if any;

                    (xxiii) after the Class Principal Balance of the Class H
               Certificates has been reduced to zero, to make distributions of principal to the Holders of the Class J Certificates, up to an amount (not to exceed the Class Principal Balance of such Class of Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Principal Balance Certificates pursuant to Section 4.01(a) above or pursuant to any prior clause of this Section 4.01(b));

                    (xxiv) to make distributions to the Holders of the Class J
               Certificates, up to an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund


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               Expenses, if any, previously allocated to such Class of
               Certificates pursuant to Section 4.04(a) and not previously reimbursed;

                    (xxv) to make distributions of interest to the Holders of
               the Class K Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates, if any;

                    (xxvi) after the Class Principal Balance of the Class J
               Certificates has been reduced to zero, to make distributions of principal to the Holders of the Class K Certificates, up to an amount (not to exceed the Class Principal Balance of such Class of Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Principal Balance Certificates pursuant to Section 4.01(a) above or pursuant to any prior clause of this Section 4.01(b));

                    (xxvii) to make distributions to the Holders of the Class K
               Certificates, up to an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of Certificates pursuant to
               Section 4.04(a) and not previously reimbursed;

                    (xxviii) to make distributions of interest to the Holders of the Class L Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates, if any;

                    (xxix) after the Class Principal Balance of the Class K
               Certificates has been reduced to zero, to make distributions of principal to the Holders of the Class L Certificates, up to an amount (not to exceed the Class Principal Balance of such Class of Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Principal Balance Certificates pursuant to Section 4.01(a) above or pursuant to any prior clause of this Section 4.01(b));

                    (xxx) to make distributions to the Holders of the Class L
               Certificates, up to an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of Certificates pursuant to
               Section 4.04(a) and not previously reimbursed;

                    (xxxi) to make distributions of interest to the Holders of the Class M Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates, if any;

                    (xxxii) after the Class Principal Balance of the Class L
               Certificates has been reduced to zero, to make distributions of principal to the Holders of the Class M Certificates, up to an amount (not to exceed the Class Principal Balance of such Class of Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such


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               Distribution Date to the Holders of any other Class of Principal
               Balance Certificates pursuant to Section 4.01(a) above or pursuant to any prior clause of this Section 4.01(b));

                    (xxxiii) to make distributions to the Holders of the Class M
               Certificates, up to an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of Certificates pursuant to
               Section 4.04(a) and not previously reimbursed;

                    (xxxiv) to make distributions of interest to the Holders of the Class N Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates, if any;

                    (xxxv) after the Class Principal Balance of the Class M
               Certificates has been reduced to zero, to make distributions of principal to the Holders of the Class N Certificates, up to an amount (not to exceed the Class Principal Balance of such Class of Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Principal Balance Certificates pursuant to Section 4.01(a) above or pursuant to any prior clause of this Section 4.01(b));

                    (xxxvi) to make distributions to the Holders of the Class N
               Certificates, up to an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of Certificates pursuant to
               Section 4.04(a) and not previously reimbursed;

                    (xxxvii) to make distributions of interest to the Holders of the Class P Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates, if any;

                    (xxxviii) after the Class Principal Balance of the Class N
               Certificates has been reduced to zero, to make distributions of principal to the Holders of the Class P Certificates, up to an amount (not to exceed the Class Principal Balance of such Class of Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Principal Balance Certificates pursuant to Section 4.01(a) above or pursuant to any prior clause of this Section 4.01(b));

                    (xxxix) to make distributions to the Holders of the Class P
               Certificates, up to an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of Certificates pursuant to
               Section 4.04(a) and not previously reimbursed;

                    (xl) to make distributions to the Holders of the Class R-III
               Certificates, in an amount equal to the excess, if any, of (A) the aggregate distributions (other than distributions of Net Prepayment Consideration) deemed made in respect of the REMIC II Regular Interests on such Distribution Date pursuant to Section 4.01(j), over (B) the aggregate distributions


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               made in respect of the Regular Interest Certificates on such
               Distribution Date pursuant to Section 4.01(a) above and Section 4.01(b)(i) through Section 4.01(b)(xxxix) above;

                    (xli) to make distributions to the Holders of the Class R-II
               Certificates, up to an amount equal to the excess, if any, of (A) the aggregate distributions (other than distributions of Net Prepayment Consideration) deemed made in respect of the REMIC I Regular Interests on such Distribution Date pursuant to Section 4.01(k), over (B) the aggregate distributions (other than distributions of Net Prepayment Consideration) deemed made in respect of the REMIC II Regular Interests on such Distribution Date pursuant to Section 4.01(j); and

                    (xlii) to make distributions to the Holders of the Class R-I
               Certificates, up to an amount equal to the excess, if any, of (A) the Available Distribution Amount for such Distribution Date, over (B) the aggregate distributions made in respect of the other Classes of Certificates on such Distribution Date pursuant to
               Section 4.01(a) above and Sections 4.01(b)(i) through Section 4.01(b)(xli) above.

                  (c) On each Distribution Date, the Trustee shall withdraw from the Collection Account any amount received in respect of any Mortgage Loan or REO Loan during the related Collection Period that represents Net Prepayment Consideration and shall distribute such Net Prepayment Consideration to the Holders of the respective Classes of Principal Balance Certificates (other than any Excluded Class) entitled to distributions of principal pursuant to Section 4.01(a) or Section 4.01(b) on such Distribution Date, up to an amount equal to, and pro rata based on, the respective Prepayment Consideration Entitlements for such Classes of Certificates for such Distribution Date.

                  Any Net Prepayment Consideration not otherwise distributed in respect of the Principal Balance Certificates pursuant to the foregoing paragraph of this Section 4.01(c) shall be distributed to the Holders of the Class X Certificates. Any Net Prepayment Consideration distributed in respect of the Class X Certificates on any Distribution Date shall be deemed to have been distributed in respect of the respective Components of the Class X Certificates, on a pro rata basis in accordance with the respective amounts by which the Component Notional Amounts of such Components were reduced on such Distribution Date by deemed distributions of principal pursuant to Section 4.01(j).

                  (d) On each Distribution Date, the Trustee shall withdraw from the Collection Account any amounts that represent Additional Interest actually collected on the ARD Loans during the related Collection Period and shall distribute such amounts to the Holders of the Class P Certificates.

                  (e) All distributions made with respect to each Class of Certificates on each Distribution Date shall be allocated pro rata among the outstanding Certificates in such Class based on their respective Percentage Interests. Except as otherwise provided below, all such distributions with respect to each Class on each Distribution Date shall be made to the Certificateholders of the respective Class of record at the close of business on the related Record Date and shall be made by wire transfer of immediately available funds to the account of any such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent Distribution Dates), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. The final distribution on each Certificate (determined, in the case of a Principal Balance Certificate, without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense


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previously allocated to such Certificate, but taking into account, in the case of the Class P Certificates, possible future distributions of Additional Interest) will be made in a like manner, but only upon presentation and surrender of such Certificate at the offices of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution. Prior to any termination of the Trust Fund pursuant to Section 9.01, any distribution that is to be made with respect to a Certificate in reimbursement of a Realized Loss or Additional Trust Fund Expense previously allocated thereto, which reimbursement is to occur after the date on which such Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Certificateholder that surrendered such Certificate as such address last appeared in the Certificate Register or to any other address of which the Trustee was subsequently notified in writing. If such check is returned to the Trustee, then the Trustee, directly or through an agent, shall take such reasonable steps to contact the related Holder and deliver such check as it shall deem appropriate. Any funds in respect of a check returned to the Trustee shall be set aside by the Trustee and held uninvested in trust and credited to the account of the appropriate Holder. The costs and expenses of locating the appropriate Holder and holding such funds shall be paid out of such funds. No interest shall accrue or be payable to any former Holder on any amount held in trust hereunder. If the Trustee has not, after having taken such reasonable steps, located the related Holder by the second anniversary of the initial sending of a check, the Trustee shall, subject to applicable law, distribute the unclaimed funds to the Class R-III Certificateholders.

                  (f) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the related Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the related Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Depositor or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law. The Trustee and the Depositor shall perform their respective obligations under the Letter of Representations among the Depositor, the Trustee and the initial Depository dated as of the Closing Date and pertaining to the Book-Entry Certificates.

                  (g) The rights of the Certificateholders to receive distributions from the proceeds of the Trust Fund in respect of the Certificates, and all rights and interests of the Certificateholders in and to such distributions, shall be as set forth in this Agreement. Neither the Holders of any Class of Certificates nor any party hereto shall in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates.

                  (h) Except as otherwise provided in Section 9.01, whenever the Trustee receives written notification of or expects that the final distribution with respect to any Class of Certificates (determined, in the case of a Class of Principal Balance Certificates, without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to such Class of Certificates pursuant to Section 4.04(a), but taking into account, in the case of the Class P Certificates, possible future distributions of Additional Interest) will be made on the next Distribution Date, the Trustee shall, no later than the second Business Day prior to such Distribution Date, mail to each Holder of record of such Class of Certificates on such date a notice to the effect that:

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                    (i) the Trustee expects that the final distribution with
               respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Certificate Registrar or at such other location therein specified, and

                    (ii) no interest shall accrue on such Certificates from and after the end of the Interest Accrual Period for such Distribution Date.

Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held uninvested in trust and credited to the account or accounts of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(h) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, then the Trustee, directly or through an agent, shall take such steps to contact the remaining non-tendering Certificateholders concerning the surrender of their Certificates as it shall deem appropriate. The costs and expenses of holding such funds in trust and of contacting such Certificateholders following the first anniversary of the delivery of such second notice to the non-tendering Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any former Holder on any amount held in trust pursuant to this paragraph. If all of the Certificates shall not have been surrendered for cancellation by the second anniversary of the delivery of the second notice, the Trustee shall, subject to applicable law, distribute to the Class R-III Certificateholders all unclaimed funds and other assets which remain subject thereto.

                  (i) Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. If the Trustee does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholders.

                  (j) All distributions made in respect of each Class of Principal Balance Certificates on each Distribution Date (including the Final Distribution Date) pursuant to Section 4.01(a), Section 4.01(b), Section 4.01(c) or Section 9.01 shall be deemed to have first been distributed from REMIC II to REMIC III in respect of the Corresponding REMIC II Regular Interest for such Class of Certificates; and all distributions made in respect of the Class X Certificates on each Distribution Date pursuant to Section 4.01(a), Section 4.01(c) or Section 9.01, and allocable to any particular Component of such Class of Certificates, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of the Corresponding REMIC II Regular Interest for such Component. In each case, if such distribution on any such Class of Certificates was a distribution of interest, of principal, of additional interest (in the form of Net Prepayment Consideration) or in reimbursement of any Realized Losses and Additional Trust Fund Expenses previously allocated to such Class of Certificates, then the corresponding distribution deemed to be made on a REMIC II Regular Interest pursuant to the preceding sentence shall be deemed to also be, respectively, a distribution of interest, of principal, of additional interest (in the form of Net Prepayment Consideration) or in reimbursement of any Realized Losses and


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Additional Trust Fund Expenses previously allocated to REMIC III in respect of such REMIC II Regular Interest. The actual distributions made by the Trustee on each Distribution Date in respect of the REMIC III Certificates pursuant to
Section 4.01(a), Section 4.01(b), Section 4.01(c) or Section 9.01, as applicable, shall be deemed to have been so made from the amounts deemed distributed in respect of the REMIC II Regular Interests on such Distribution Date pursuant to this Section 4.01(j). Notwithstanding the deemed distributions on the REMIC II Regular Interests described in this Section 4.01(j), actual distributions of funds from the Collection Account shall be made only in accordance with Section 4.01(a), Section 4.01(b), Section 4.01(c), Section 4.01(d) or Section 9.01, as applicable.

                  (k) On each Distribution Date, including the Final Distribution Date, the Available Distribution Amount for such date shall be deemed to have first been distributed from REMIC I to REMIC II in respect of the REMIC I Regular Interests, in each case to the extent of the remaining portions of such funds, for the following purposes and in the following order of priority:

                    (i) as deemed distributions of interest in respect of all
               the REMIC I Regular Interests, up to an amount equal to, and pro rata in accordance with, all Uncertificated Distributable Interest in respect of each REMIC I Regular Interest for such Distribution Date and, to the extent not previously deemed distributed, for all prior Distribution Dates;

                    (ii) as deemed distributions of principal in respect of all the REMIC I Regular Interests, up to an amount equal to, and pro rata in accordance with, as to each REMIC I Regular Interest, the portion of the Principal Distribution Amount for such Distribution Date attributable to the related Mortgage Loan (or successor REO Loan); and

                    (iii) as deemed distributions in respect of all the REMIC I
               Regular Interests, up to an amount equal to, pro rata in accordance with, and in reimbursement of, any Realized Losses and Additional Trust Fund Expenses previously allocated to each REMIC I Regular Interest (with compounded interest).

                  Any Net Prepayment Consideration distributed to any Class of Regular Interest Certificates on any Distribution Date shall, in each case, be deemed to have been distributed from REMIC I to REMIC II in respect of the REMIC I Regular Interest corresponding to the prepaid Mortgage Loan or REO Loan, as the case may be, in respect of which such Net Prepayment Consideration was received.

                  SECTION 4.02. Statements to Certificateholders; CMSA Loan
                                Periodic Update File.

                  (a) On each Distribution Date, the Trustee shall provide or make available electronically to the Depositor, the Underwriters, the Master Servicer, the Special Servicer, the Controlling Class Representative, each Rating Agency, the Holders of each Class of Certificates and, upon their written request to the Trustee, any Certificate Owners of the Book-Entry Certificates as may be identified to the reasonable satisfaction of the Trustee, a statement, substantially in the form attached hereto as Exhibit B (a "Distribution Date Statement"), based on information provided to it by the Master Servicer and the Special Servicer, setting forth:

                    (i) the amount of the distribution on such Distribution Date to the Holders of each Class of Principal Balance Certificates in reduction of the Class Principal Balance thereof;


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

                    (ii) the amount of the distribution on such Distribution
               Date to the Holders of each Class of Regular Interest Certificates allocable to Distributable Certificate Interest;

                    (iii) the amount of the distribution on such Distribution
               Date to the Holders of each Class of Regular Interest Certificates allocable to Prepayment Premiums, Yield Maintenance Charges and Additional Interest, respectively;

                    (iv) the amount of the distribution on such Distribution
               Date to the Holders of each Class of Principal Balance Certificates in reimbursement of previously allocated Realized Losses and Additional Trust Fund Expenses;

                    (v) the Available Distribution Amount for such Distribution
               Date;

                    (vi) the aggregate amount of P&I Advances made in respect of the Mortgage Pool for the prior Distribution Date pursuant to
               Section 4.03(a);

                    (vii) (A) the aggregate amount of unreimbursed P&I Advances that had been outstanding with respect to the Mortgage Pool at the close of business on the related Determination Date and the aggregate amount of interest accrued and payable to the Master Servicer, the Trustee or the Fiscal Agent in respect of such unreimbursed P&I Advances in accordance with Section 4.03(d) as of the close of business on such Determination Date and (B) the aggregate amount of unreimbursed Servicing Advances that had been outstanding with respect to the Mortgage Pool as of the close of business on the related Determination Date and the aggregate amount of interest accrued and payable to the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent in respect of such unreimbursed Servicing Advances in accordance with
               Section 3.11(g) as of the close of business on such related Determination Date;

                    (viii) the aggregate unpaid principal balance of the
               Mortgage Pool outstanding as of the close of business on the related Determination Date and the aggregate Stated Principal Balance of the Mortgage Pool outstanding immediately before and immediately after such Distribution Date;

                    (ix) the number, aggregate unpaid principal balance,
               weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans (other than REO Loans) as of the close of business on the related Determination Date;

                    (x) the number, aggregate unpaid principal balance (as of
               the close of business on the related Determination Date and aggregate Stated Principal Balance (immediately after such Distribution Date) of Mortgage Loans (A) delinquent 30 to 59 days, (B) delinquent 60 to 89 days, (C) delinquent 90 or more days, (D) as to which foreclosure proceedings have been commenced, and (E) as to which, to the knowledge of the Master Servicer or the Special Servicer, as applicable, bankruptcy proceedings have commenced in respect of the related Mortgagor;

                    (xi) as to each Mortgage Loan referred to in the preceding clause (x) above, (A) the loan number thereof, (B) the Stated Principal Balance thereof immediately following such Distribution Date, and (C) whether the delinquency is in respect of its Balloon Payment;

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

                    (xii) with respect to any Mortgage Loan as to which a
               Liquidation Event occurred during the related Collection Period (other than a payment in full), (A) the loan number thereof, (B) the nature of the Liquidation Event and, in the case of a Final Recovery Determination, a brief description of the basis for such Final Recovery Determination, (C) the aggregate of all Liquidation Proceeds and other amounts received in connection with such Liquidation Event (separately identifying the portion thereof allocable to distributions on the Certificates), and (D) the amount of any Realized Loss in connection with such Liquidation Event;

                    (xiii) with respect to any REO Property that was included in the Trust Fund as of the close of business on the related Determination Date, the loan number of the related Mortgage Loan, the book value of such REO Property and, if available, the Appraised Value of such REO Property as expressed in the most recent appraisal thereof and the date of such appraisal;

                    (xiv) with respect to any Mortgage Loan as to which the
               related Mortgaged Property became an REO Property during the related Collection Period, the loan number of such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan as of the related Acquisition Date;

                    (xv) with respect to any REO Property included in the Trust
               Fund as to which a Final Recovery Determination was made during the related Collection Period, (A) the loan number of the related Mortgage Loan, (B) a brief description of the basis for the Final Recovery Determination, (C) the aggregate of all Liquidation Proceeds and other amounts received with respect to such REO Property during the related Collection Period (separately identifying the portion thereof allocable to distributions on the Certificates), (D) the amount of any Realized Loss in respect of the related REO Loan in connection with such Final Recovery Determination and (E), if available, the Appraised Value of such REO Property as expressed in the most recent appraisal thereof and the date of such appraisal;

                    (xvi) the Accrued Certificate Interest and Distributable
               Certificate Interest in respect of each Class of Regular Interest Certificates for such Distribution Date or the related Interest Accrual Period, as applicable;

                    (xvii) any unpaid Distributable Certificate Interest in
               respect of each Class of Regular Interest Certificates after giving effect to the distributions made on such Distribution Date, and if the full amount of the Principal Distribution Amount was not distributed on such Distribution Date, the portion of the shortfall affecting each Class of Principal Balance Certificates;

                    (xviii) the Pass-Through Rate for each Class of Regular
               Interest Certificates for such Distribution Date;

                    (xix) the Principal Distribution Amount for such
               Distribution Date, separately identifying the respective components thereof (and, in the case of any Principal Prepayment or other unscheduled collection of principal received during the related Collection Period, the loan number for the related Mortgage Loan and the amount of such prepayment or other collection of principal);

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                    (xx) the aggregate of all Realized Losses incurred during
               the related Collection Period and from the Closing Date and all Additional Trust Fund Expenses (with a description thereof) incurred during the related Collection Period and from the Closing Date;

                    (xxi) the aggregate of all Realized Losses and Additional
               Trust Fund Expenses that remain unallocated immediately following such Distribution Date;

                    (xxii) the Class Principal Balance of each Class of
               Principal Balance Certificates and the Class Notional Amount of the Class X Certificates, outstanding immediately before and immediately after such Distribution Date, separately identifying any reduction therein due to the allocation of Realized Losses and Additional Trust Fund Expenses on such Distribution Date;

                    (xxiii) the Certificate Factor for each Class of Regular
               Interest Certificates immediately following such Distribution
               Date;

                    (xxiv) the aggregate amount of interest on Advances in
               respect of the Mortgage Pool paid to the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent during the related Collection Period in accordance with Section 3.11(g) and/or Section 4.03(d);

                    (xxv) (A) the loan number for each Required Appraisal Loan and any related Appraisal Reduction Amount (including an itemized calculation thereof) as of the related Determination Date and (B) the aggregate Appraisal Reduction Amount for all Required Appraisal Loans as of the related Determination Date

                    (xxvi) on a cumulative basis from the Cut-off Date, the
               number, aggregate Stated Principal Balance immediately after such Distribution Date (in the case of subclauses (A), (B) and (E)), aggregate Cut-off Date Balance (in the case of subclauses (C) and (D)), weighted average extension period (except in the case of subclause (B) and which shall be zero in the case of subclause
               (C)), and weighted average anticipated extension period (in the case of subclause (B)) of Mortgage Loans (A) as to which the maturity dates have been extended, (B) as to which the maturity dates are in the process of being extended, (C) that have paid off and were never extended, (D) as to which the maturity dates had previously been extended and have paid off and (E) as to which the maturity dates had been previously extended and are in the process of being further extended;

                    (xxvii) the original and then current credit support levels for each Class of Regular Interest Certificates;

                    (xxviii) the original and then current ratings, if any, for each Class of Regular Interest Certificates;

                    (xxix) the aggregate amount of Prepayment Premiums and Yield
               Maintenance Charges collected (A) during the related Collection Period and (B) since the Closing Date;

                    (xxx) (A) the aggregate amount of servicing compensation in respect of the Mortgage Pool (separately identifying the amount of each category of compensation) paid to the Master Servicer, the


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               Special Servicer and, if payable directly out of the Trust Fund without a reduction in the servicing compensation otherwise payable to the Master Servicer or the Special Servicer, to each Sub-Servicer, during the related Collection Period, and (B) such other information as the Trustee is required by the Code or other applicable law to furnish to enable Certificateholders to prepare their tax returns; and

                    (xxxi) the amounts, if any, actually distributed with
               respect to the Class R-I, Class R-II and Class R-III Certificates on such Distribution Date.

                  In the case of information to be furnished pursuant to clauses
(i) through (iv) above, the amounts shall be expressed as a dollar amount in the aggregate for all Certificates of each applicable Class and per Single Certificate. In the case of information provided to the Trustee as a basis for information to be furnished pursuant to clauses (vi) through (xv), (xix), (xx),
(xxiv), (xxv), (xxvi), (xxix) and (xxx) above, insofar as the underlying information is solely within the control of the Special Servicer or the Master Servicer, the Trustee may, absent manifest error, conclusively rely on the reports to be provided by the Special Servicer or the Master Servicer.

                  Absent manifest error of which it has actual knowledge, none of the Master Servicer, the Special Servicer or the Trustee shall be responsible for the accuracy or completeness of any information supplied to it by a Mortgagor or third party (subject, in the case of the Master Servicer and the Special Servicer, to Section 3.22(d)) that is included in any reports, statements, materials or information prepared or provided by the Master Servicer, the Special Servicer or the Trustee, as applicable. None of the Trustee, the Master Servicer or the Special Servicer shall have any obligation to verify the accuracy or completeness of any information provided by a Mortgagor, a third party (subject, in the case of the Master Servicer and the Special Servicer, to Section 3.22(d)) or each other.

                  The Trustee shall forward a copy of each Distribution Date Statement by mail to the Depository. The Trustee shall make available each month, to Certificateholders, Certificate Owners, the Underwriters, the Rating Agencies, the Controlling Class Representative, any party hereto or any Person identified by any Certificateholder or Certificate Owner as a prospective transferee, via the Trustee's internet website with the use of a password provided by the Trustee to such Person upon request and, in the case of a Certificate Owner or a prospective transferee of a Certificate or any interest therein, upon receipt by the Trustee from such Person of a certification substantially in the form of Exhibit Y-1 or Exhibit Y-2, as applicable, all Certificateholder Reports and any additional files containing substantially similar information in an alternative format and, with the consent or at the direction of the Depositor, such other information regarding the Certificates and/or the Mortgage Loans as the Trustee may have in its possession. The Trustee shall also make all NOI Adjustment Worksheets and Operating Statement Analysis Reports in its possession available via its internet website in the same manner as the Certificateholder Reports. The Trustee shall also make the Distribution Date Statement available via its electronic bulletin board; provided that the Trustee shall have received notice from the Depositor that the Underwriters have sold the Non-Registered Certificates to unaffiliated third parties. The Trustee will make no representations or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor.

                  The Trustee's internet website shall be located at www.lnbabs.com or at such other address as shall be specified by the Trustee from time to time in the Distribution Date Statement and in one or more written notices delivered to the other parties hereto, the Controlling Class Representative (if any), the Certificateholders and the Rating Agencies. In connection with providing access to the Trustee's internet website, the Trustee may require the acceptance of a disclaimer. The Trustee shall not be liable for the dissemination of information in accordance with this Agreement.


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                   The Master Servicer may, but is not required to, make
available each month, to Certificateholders, Certificate Owners (that have been confirmed as such by the Trustee), the Controlling Class Representative (excluding the Distribution Date Statement and Mortgage Pool Data Update Report), the Underwriters, the Rating Agencies or any party hereto, the Certificateholder Reports, any NOI Adjustment Worksheet or Operating Statement Analysis Report on its internet website. The Master Servicer will make no representations or warranties as to the accuracy or completeness of any report not prepared by it and will assume no responsibility for any information for which it is not the original source.

                  The Master Servicer's Internet Website shall be located at "www.orecm.com/cmbs" or at such other address as shall be specified by the Master Servicer from time to time in one or more written notices delivered to the other parties hereto, the Controlling Class Representative (if any), the Certificateholders and the Rating Agencies. In connection with providing access to the Master Servicer's internet website, the Master Servicer may require the acceptance of a disclaimer. The Master Servicer shall not be liable for the dissemination of information to Certificateholders and Certificate Owners in accordance with this Agreement. Access to the Master Servicer's Website shall be coordinated with the Trustee and shall be with the use of a password provided by the Master Servicer.

                  Within a reasonable period of time after the end of each calendar year, the Trustee shall send to each Person who at any time during the calendar year was a Certificateholder of record, a report summarizing on an annual basis (if appropriate) the items provided to Certificateholders pursuant to clauses (i), (ii), (iii) and (iv) of the description of "Distribution Date Statement" above and such other information as may be required to enable such Certificateholders to prepare their federal income tax returns. Such information shall include the amount of original issue discount accrued on each Class of Certificates and information regarding the expenses of the Trust Fund. Such requirement shall be deemed to be satisfied to the extent such information is provided pursuant to applicable requirements of the Code from time to time in force.

                  Upon receipt of notice from the Depositor that the Underwriters have sold the Non-Registered Certificates to unaffiliated third parties, the Trustee shall make available electronically or, if so requested, forward by hard copy, on each Distribution Date, to (i) the Trepp Group (at 477 Madison Avenue, 18th Floor, New York, New York 10022 or such other address as the Trepp Group may designate), (ii) Intex Solutions, Inc. (at 35 Highland Circle, Needham, Massachusetts 02194, or such other address as Intex Solutions, Inc. may hereafter designate) and (iii) Charter Research Corporation (at 262 Washington Street, Boston, Massachusetts 02108, or such other address as Charter Research Corporation may hereafter designate), a copy of the reports forwarded to the Holders of the Certificates on such Distribution Date as described above.

                  Upon written request of the Depositor or any Underwriter, without payment of any fee, and upon written request of any Certificateholders or any other Person, together with payment of a reasonable fee specified by the Trustee, the Trustee shall provide any statements, reports and/or information contemplated by this Section 4.02(a) on computer diskette to such party (such computer diskette and such statements, reports, and/or information thereon to bear such appropriate disclaimers and qualifications as the Depositor and the Trustee shall determine in their reasonable discretion).

                  If any Certificate Owner does not receive through the Depository or any of its Depository Participants any of the statements, reports and/or other written information described above in this Section 4.02(a) that it would otherwise be entitled to receive if it were the Holder of a Definitive


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Certificate evidencing its ownership interest in the related Class of Book Entry
Certificates, then the Trustee shall forward such statements, reports and/or other written information to such Certificate Owner as provided above, upon the request of such Certificate Owner made in writing to the Corporate Trust Office (accompanied by current verification of such Certificate Owner's ownership interest). Such portion of such information as may be agreed upon by the Depositor and the Trustee shall be furnished to any such Person via overnight courier delivery or telecopy from the Trustee; provided that the cost of such overnight courier delivery or telecopy shall be an expense of the party requesting such information.

                  The Trustee shall only be obligated to deliver the statements, reports and information contemplated by this Section 4.02(a) to the extent it receives, in the format required by this Agreement, the necessary underlying information from the Master Servicer and shall not be liable for any failure to deliver any thereof on the prescribed due dates, to the extent caused by failure to receive timely such underlying information. Nothing herein shall obligate the Trustee, the Master Servicer or the Special Servicer to violate any applicable law prohibiting disclosure of information with respect to any Mortgagor and the failure of the Trustee, Master Servicer or the Special Servicer to disseminate information for such reason shall not be a breach hereof.

                  The information to be furnished by the Trustee to the Certificateholders pursuant to Sections 4.02(a) and (b) shall not limit the Trustee in furnishing any such information to other Persons to whom it determines such disclosure to be appropriate and shall not limit the Trustee in furnishing to Certificateholders or to any Person any other information with respect to the Mortgage Loans, the Mortgaged Properties or the Trust Fund as may be provided to it by the Depositor, the Master Servicer or the Special Servicer or gathered by it in any investigation or other manner from time to time (such information, other than as described in Sections 4.02(a) and (b), is referred to herein as "Additional Information") as it may reasonably deem necessary or appropriate from time to time, provided that (A) the Trustee shall give the Depositor three Business Days' advance notice before doing so, (B) any such Additional Information shall only be furnished with the consent or at the request of the Depositor (except pursuant to clause (E) below), (C) the Trustee shall be entitled to indicate the source of all information furnished by it, and the Trustee may affix thereto any disclaimer it deems appropriate in its discretion, (D) the Trustee shall notify Certificateholders of the availability of any such information in any manner as it, in its sole discretion, may determine, (E) the Trustee shall not disclose any information regarding the Special Servicer's asset resolution strategy without the prior consent of the Special Servicer (the Special Servicer's consent to be withheld or given consistent with the Servicing Standard), and (F) this provision shall not prevent the Trustee, whether with or without the consent of the Depositor, from furnishing information with respect to the Trust Fund and its administration thereof to any Person, if it reasonably determines that the furnishing of such information is required by applicable law. The Trustee shall forward to the Depositor any requests for Additional Information which, for their fulfillment, require the consent of the Depositor. Nothing herein shall be construed to impose upon the Trustee any obligation or duty to furnish or distribute any Additional Information to any Person in any instance.

                  (b) Not later than 1:00 p.m. (New York City time) on the second Business Day prior to each Distribution Date, the Master Servicer shall furnish to the Trustee, and upon request, to the Depositor, the Underwriters and the Special Servicer, by electronic transmission (or in such other form to which the Trustee or the Depositor, as the case may be, and the Master Servicer may agree), an accurate and complete CMSA Loan Periodic Update File providing the required information for the Mortgage Loans as of the related Determination Date


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                  In the performance of its obligations set forth in Section
4.05 and its other duties hereunder, the Trustee may conclusively rely on the CMSA Loan Periodic Update File provided to it by the Master Servicer, and the Trustee shall not be responsible to recompute, recalculate or verify the information provided to it by the Master Servicer. In the case of information to be furnished by the Master Servicer to the Trustee pursuant to this Section 4.02(b), insofar as such information is solely within the control of the Special Servicer, the Master Servicer (if other than the Special Servicer or an Affiliate thereof) shall have no obligation to provide such information until it has received such information from the Special Servicer, shall not be in default hereunder due to a delay in providing the CMSA Loan Periodic Update File caused by the Special Servicer's failure to timely provide any report required under this Agreement and may, absent actual knowledge of an error therein, conclusively rely on the reports to be provided by the Special Servicer. The Master Servicer may conclusively rely on any information provided by the Depositor or any Mortgagor with respect to the CMSA Loan Periodic Update File, CMSA Loan Setup File, CMSA Property File and CMSA Financial File.

                  SECTION 4.03. P&I Advances.

                  (a) On or before 2:00 p.m., New York City time, on each P&I Advance Date, the Master Servicer shall, subject to Section 4.03(c) below, satisfy its obligations to make P&I Advances with respect to the related Distribution Date in respect of the Mortgage Pool, first, by transferring to the Trustee for deposit in the Collection Account amounts then held in the Custodial Account for future distribution to Certificateholders in subsequent months in discharge of such obligations, and second, by remitting its own funds to the Trustee for deposit in a Collection Account in an amount equal to the remaining portion of such required P&I Advances. Any amounts held in the Custodial Account for future distribution and so used to make P&I Advances shall be appropriately reflected in the Master Servicer's records and replaced by the Master Servicer by deposit in the Custodial Account on or before the next succeeding Determination Date (to the extent not previously replaced through the deposit of Late Collections of the delinquent principal and interest in respect of which such P&I Advances were made). If, as of 4:00 p.m., New York City time, on any P&I Advance Date, the Master Servicer shall not have made any P&I Advance required to be made on such date pursuant to this Section 4.03(a) (and shall not have delivered to the Trustee the requisite Officer's Certificate and documentation related to a determination of nonrecoverability of a P&I Advance), then the Trustee shall provide notice of such failure to a Servicing Officer of the Master Servicer by facsimile transmission sent to telecopy no. (214) 237-2040 (or such alternative number provided by the Master Servicer to the Trustee in writing) and by telephone at telephone no. (214 ) 237-2010 (or such alternative number provided by the Master Servicer to the Trustee in writing) as soon as possible, but in any event before 5:00 p.m., New York City time, on such P&I Advance Date. If after such notice by facsimile, the Trustee does not receive the full amount of such P&I Advances by 10:00 a.m., New York City time, on the related Distribution Date, then the Trustee (or the Fiscal Agent on its behalf) shall make the portion of such P&I Advances that was required to be, but was not, made by the Master Servicer on such P&I Advance Date. If the Trustee fails to make any such P&I Advance on the related Distribution Date, but the Fiscal Agent shall make such P&I Advance on such date, then the Trustee shall be deemed not to be in default hereunder.

                  (b) The aggregate amount of P&I Advances to be made by the Master Servicer, the Trustee or the Fiscal Agent, as the case may be, pursuant to Section 4.03(a) in respect of any Distribution Date shall, subject to Section 4.03(c) below, equal the aggregate of all Monthly Payments (other than Balloon Payments) and any Assumed Monthly Payments, in each case net of related Master Servicing Fees and any related Workout Fees, due or deemed due, as the case may be, in respect of the Mortgage Loans (including Balloon Mortgage Loans delinquent as to their respective Balloon


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Payments) and any REO Loans in the Mortgage Pool on their respective Due Dates during the related Collection Period, in each case to the extent such amount was not paid by or on behalf of the related Mortgagor or otherwise collected (including received as net income from REO Properties) as of the close of business on the related Determination Date; provided that, if it is determined that an Appraisal Reduction Amount exists with respect to any such Mortgage Loan or REO Loan, then, in the event of subsequent delinquencies thereon, the amount of the interest portion, but not the principal portion, of each P&I Advance, if any, required to be made in respect of such Mortgage Loan or REO Loan, as the case may be, during the period that such Appraisal Reduction Amount continues to exist, shall be reduced to equal the product of (x) the amount of the interest portion of the subject P&I Advance that would otherwise be required without regard to this proviso, multiplied by (y) a fraction, the numerator of which is equal to the Stated Principal Balance of such Mortgage Loan or REO Loan, as the case may be, net of such Appraisal Reduction Amount, and the denominator of which is equal to the Stated Principal Balance of such Mortgage Loan or REO Loan, as the case may be.

                  (c) Notwithstanding anything herein to the contrary, no P&I Advance shall be required to be made under this Section 4.03 if such P&I Advance would, if made, constitute a Nonrecoverable P&I Advance. The determination by the Master Servicer that it has made a Nonrecoverable P&I Advance or that any proposed P&I Advance, if made, would constitute a Nonrecoverable P&I Advance, shall be evidenced by an Officer's Certificate delivered to the Trustee, the Fiscal Agent and the Depositor on or before the related P&I Advance Date, setting forth the basis for such determination, together with any other information that supports such determination, including an appraisal (which appraisal shall have been conducted by an Independent Appraiser within the 12-month period preceding such determination in accordance with the standards of the Appraisal Institute taking into account the factors specified in Section 3.18(e)), related Mortgagor operating statements and financial statements, budgets and rent rolls of the related Mortgaged Properties (to the extent available and/or in the Master Servicer's or the Special Servicer's possession), engineers' reports, environmental surveys and any similar reports that the Master Servicer may have obtained consistent with the Servicing Standard and at the expense of the Trust Fund, that support such determination by the Master Servicer. If, in connection with the foregoing, it is necessary for the Master Servicer to obtain an appraisal, the Master Servicer shall so notify the Special Servicer and consult with the Special Servicer regarding such appraisal. The Trustee and the Fiscal Agent shall be entitled to rely, conclusively, on any determination by the Master Servicer that a P&I Advance, if made, would be a Nonrecoverable Advance; provided, however, that if the Master Servicer has failed to make a P&I Advance for reasons other than a determination by the Master Servicer that such P&I Advance would be Nonrecoverable Advance, the Trustee or Fiscal Agent shall make such Advance within the time periods required by Section 4.03(a) unless the Trustee or the Fiscal Agent, in good faith, makes a determination prior to the times specified in Section 4.03(a) that such P&I Advance would be a Nonrecoverable Advance. The Trustee and the Fiscal Agent, in determining whether or not a P&I Advance previously made is, or a proposed P&I Advance, if made, would be, a Nonrecoverable Advance shall be subject to the standards applicable to the Master Servicer hereunder.

                  (d) Subject to the next sentence, the Master Servicer, the Trustee and the Fiscal Agent shall each be entitled to receive interest at the Reimbursement Rate in effect from time to time, compounded annually, accrued on the amount of each P&I Advance made thereby under this Section 4.03 (with its own funds) for so long as such P&I Advance is outstanding (or, if such P&I Advance was made prior to the end of any grace period applicable to the subject delinquent Monthly Payment, for so long as such P&I Advance is outstanding following the end of such grace period), such interest to be payable: (i) out of any Default Charges collected on the particular Mortgage Loan or REO Loan as to


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which such P&I Advance relates, subsequent to the accrual of that interest; and
(ii) to the extent that such Default Charges are insufficient, but not before the related Advance has been reimbursed pursuant to this Agreement, out of general collections on the Mortgage Loans and REO Properties on deposit in the Custodial Account. The Master Servicer shall, in accordance with Section 3.05(a), reimburse itself, the Trustee or the Fiscal Agent, as applicable, for any outstanding P&I Advance made thereby under this Section 4.03 as soon as practicable after funds available for such purpose are deposited in the Custodial Account, and in no event shall interest accrue in accordance with this
Section 4.03(d) on any P&I Advance as to which the corresponding Late Collection was received by the Master Servicer or a Sub-Servicer on its behalf as of the related P&I Advance Date.

                  SECTION 4.04. Allocation of Realized Losses and Additional
                                Trust Fund

                  (a) On each Distribution Date, following the distributions to Certificateholders to be made on such date pursuant to Section 4.01, the Trustee shall determine the amount, if any, by which (i) the then aggregate of the Class Principal Balances of all the Classes of Principal Balance Certificates, exceeds
(ii) the aggregate Stated Principal Balance of the Mortgage Pool that will be outstanding immediately following such Distribution Date. If such excess does exist, then the Class Principal Balances of the Class P, Class N, Class M, Class L, Class K, Class J, Class H, Class G, Class F, Class E, Class D, Class C and Class B Certificates shall be reduced sequentially, in that order, in each case, until such excess or the related Class Principal Balance is reduced to zero (whichever occurs first). If, after the foregoing reductions, the amount described in clause (i) of the second preceding sentence still exceeds the amount described in clause (ii) of such sentence, then the respective Class Principal Balances of the Class A-1 Certificates and the Class A-2 Certificates shall be reduced on a pro rata basis in accordance with the relative sizes of such Class Principal Balances, until any such remaining excess is reduced to zero. All such reductions in the Class Principal Balances of the respective Classes of the Principal Balance Certificates shall constitute allocations of Realized Losses and Additional Trust Fund Expenses.

                  (b) On each Distribution Date, following the deemed distributions to be made in respect of the REMIC II Regular Interests on such date pursuant to Section 4.01(j), the Trustee shall determine the amount, if any, by which (i) the then aggregate Uncertificated Principal Balance of the REMIC II Regular Interests, exceeds (ii) the aggregate Stated Principal Balance of the Mortgage Pool that will be outstanding immediately following such Distribution Date. If such excess does exist, then the Uncertificated Principal Balances of REMIC II Regular Interest P, REMIC II Regular Interest N, REMIC II Regular Interest M, REMIC II Regular Interest L, REMIC II Regular Interest K, REMIC II Regular Interest J, REMIC II Regular Interest H, REMIC II Regular Interest G, REMIC II Regular Interest F, REMIC II Regular Interest E, REMIC II Regular Interest D, REMIC II Regular Interest C and REMIC II Regular Interest B shall be reduced sequentially, in that order, in each case, until such excess or the related Uncertificated Principal Balance is reduced to zero (whichever occurs first). If, after the foregoing reductions, the amount described in clause (i) of the second preceding sentence still exceeds the amount described in clause (ii) of such sentence, then the respective Uncertificated Principal Balances of REMIC II Regular Interest A-1 and REMIC II Regular Interest A-2 shall be reduced on a pro rata basis in accordance with the relative sizes of such Uncertificated Principal Balances, until any such remaining excess is reduced to zero. All such reductions in the Uncertificated Principal Balances of the respective REMIC II Regular Interests shall be deemed to constitute allocations of Realized Losses and Additional Trust Fund Expenses.


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                  (c) On each Distribution Date, following the deemed
distributions to be made in respect of the REMIC I Regular Interests pursuant to
Section 4.01(k), the Uncertified Principal Balance of each REMIC I Regular Interest (after taking account of such deemed distributions) shall be reduced to equal the Stated Principal Balance of the related Mortgage Loan or REO Loan, as the case may be, that will be outstanding immediately following such Distribution Date. Any such reductions in the Uncertificated Principal Balances of the respective REMIC I Regular Interests shall be deemed to constitute allocations of Realized Losses and Additional Trust Fund Expenses.

                  SECTION 4.05. Calculations.

                  The Trustee shall, provided it receives the necessary information from the Master Servicer and the Special Servicer, be responsible for performing all calculations necessary in connection with the actual and deemed distributions to be made pursuant to Section 4.01 and Article IX and the actual and deemed allocations of Realized Losses and Additional Trust Fund Expenses to be made pursuant to Section 4.04. The Trustee shall calculate the Available Distribution Amount for each Distribution Date and shall allocate such amount among Certificateholders in accordance with this Agreement, and the Trustee shall have no obligation to recompute, recalculate or verify any information provided to it by the Special Servicer or Master Servicer. The calculations by the Trustee of such amounts shall, in the absence of manifest error, be presumptively deemed to be correct for all purposes hereunder.




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                                   ARTICLE V


                                THE CERTIFICATES

                  SECTION 5.01. The Certificates.

                  (a) The Certificates will be substantially in the respective forms attached hereto as Exhibits A-1, A-2, A-3, A-4 and A-5; provided that any of the Certificates may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Agreement, as may be required to comply with any law or with rules or regulations pursuant thereto, or with the rules of any securities market in which the Certificates are admitted to trading, or to conform to general usage. The Certificates will be issuable in registered form only; provided, however, that in accordance with Section 5.03, beneficial ownership interests in the Registered Certificates and the Class X, Class G, Class H and Class J Certificates shall initially be held and transferred through the book-entry facilities of the Depository. The Regular Interest Certificates will be issuable only in denominations corresponding to initial Certificate Principal Balances or initial Certificate Notional Amounts, as the case may be, as of the Closing Date of $10,000 in the case of the Class A-1, Class A-2, Class B, Class C, Class D, Class E and Class F Certificates, $250,000 in the case of the Class X Certificates, and $250,000 in the case of the remaining Regular Interest Certificates, and in each such case in integral multiples of $1 in excess thereof. The Class R-I Certificates, the Class R-II Certificates and the Class R-III Certificates will be issuable in denominations representing Percentage Interests in the related Class of not less than 10%.

                  (b) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by the Certificate Registrar hereunder by an authorized signatory. Certificates bearing the manual or facsimile signatures of individuals who were at any time the authorized signatories of the Trustee shall be entitled to all benefits under this Agreement, subject to the following sentence, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, however, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Authenticating Agent by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

                  SECTION 5.02. Registration of Transfer and Exchange of
                                Certificates.

                  (a) At all times during the term of this Agreement, there shall be maintained at the office of the Certificate Registrar a Certificate Register in which, subject to such reasonable regulations as the Certificate Registrar may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is hereby initially appointed (and hereby agrees to act in accordance with the terms hereof) as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The offices of the Trustee responsible for its duties as initial Certificate Register shall be located, as of the Closing Date, at 135 South LaSalle, Suite 1625, Chicago, Illinois 60603, Attention: Asset-Backed Securities Trust Services Group--LB-UBS Commercial Mortgage Trust, Series 2000-C4. The Certificate Registrar may appoint, by a written instrument delivered to the Depositor, the Master


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Servicer, the Special Servicer and (if the Trustee is not the Certificate
Registrar) the Trustee, any other bank or trust company to act as Certificate Registrar under such conditions as the predecessor Certificate Registrar may prescribe, provided that the predecessor Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment. If the Trustee resigns or is removed in accordance with the terms hereof, the successor trustee shall immediately succeed to its duties as Certificate Registrar. The Depositor, the Trustee (if it is no longer the Certificate Registrar), the Master Servicer and the Special Servicer shall have the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register.

                  If three or more Holders make written request to the Trustee, and such request states that such Holders desire to communicate with other Holders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Holders propose to transmit, then the Trustee shall, within 30 days after the receipt of such request, afford (or cause any other Certificate Registrar to afford) the requesting Holders access during normal business hours to the most recent list of Certificateholders held by the Certificate Registrar.

                  (b) No transfer, sale, pledge or other disposition of any Non-Registered Certificate or interest therein shall be made unless that transfer, sale, pledge or other disposition is to a Qualified Institutional Buyer or an Institutional Accredited Investor and is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws.

                  If a transfer of any Definitive Non-Registered Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Non-Registered Certificates or a transfer of such Certificate by the Depositor, Lehman Brothers or any of their respective Affiliates or, in the case of the global certificate(s) representing a Class of Book-Entry Non-Registered Certificates, a transfer thereof to a successor Depository or to the applicable Certificate Owner(s) in accordance with Section 5.03), then the Certificate Registrar shall refuse to register such transfer unless it receives (and, upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit F-1 and a certificate from such Certificateholder's prospective Transferee substantially in the form attached hereto either as Exhibit F-2A or as Exhibit F-2B; or (ii) an Opinion of Counsel satisfactory to the Trustee to the effect that such transfer may be made without registration under the Securities Act and that the prospective Transferee is a Qualified Institutional Buyer or an Institutional Accredited Investor (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Tax Administrator, the Trustee, the Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based.

                  If a transfer of any interest in a Book-Entry Non-Registered Certificate that relates to a Rule 144A/IAI Global Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Book-Entry Non-Registered Certificates or a transfer of any interest therein by the Depositor, Lehman Brothers or any of their respective Affiliates), then the Certificate Owner desiring to effect such transfer shall be required to obtain either (i) a certificate from such Certificate Owner's prospective Transferee substantially in the form attached hereto as Exhibit F-2C or as Exhibit F-2D, or (ii) an Opinion of Counsel to the effect that such transfer may be made


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

without registration under the Securities Act and that the prospective Transferee is a Qualified Institutional Buyer or an Institutional Accredited Investor. Any interest in a Book-Entry Non-Registered Certificate that relates to a Rule 144A/IAI Global Certificate shall not be transferred to any Person who takes delivery other than in the form of an interest in such Rule 144A/IAI Global Certificate. If any Transferee of an interest in a Book-Entry Non-Registered Certificate that relates to a Rule 144A/IAI Global Certificate does not, in connection with the subject transfer, deliver to the Transferor the Opinion of Counsel or one of the certifications described in the preceding sentence, then such Transferee shall be deemed to have represented and warranted that all the certifications set forth in either Exhibit F-2C or Exhibit F-2D hereto are, with respect to the subject transfer, true and correct.

         Notwithstanding the preceding paragraph, any interest in the Rule 144A/IAI Global Certificate in respect of the Class H Certificates may be transferred (without delivery of any certificate or Opinion of Counsel described in clauses (i) and (ii) of the preceding paragraph) by the Depositor or any Affiliate of the Depositor to any Person who takes delivery in the form of a beneficial interest in the Regulation S Global Certificate for such Class upon delivery to the Certificate Registrar of (x) a certificate to the effect that the Certificate Owner desiring to effect such transfer is the Depositor or an Affiliate of the Depositor and (y) such written orders and instructions as are required under the applicable procedures of the Depository, Clearstream and Euroclear to direct the Trustee to debit the account of a Depository Participant by a denomination of interests in such Rule 144A/IAI Global Certificate, and credit the account of a Depository Participant by a denomination of interests in such Regulation S Global Certificate, that is equal to the denomination of beneficial interests in the Class H Certificates to be transferred. Upon delivery to the Certificate Registrar of such certification and orders and instructions, the Trustee, subject to and in accordance with the applicable procedures of the Depository, shall reduce the denomination of the Rule 144A/IAI Global Certificate in respect of the Class H Certificates, and increase the denomination of the Regulation S Global Certificate for such Class, by the denomination of the beneficial interest in such Class specified in such orders and instructions.

         On and prior to the Release Date, beneficial interests in the Regulation S Temporary Global Certificate in respect of the Class H Certificates shall not be transferred to any Person who takes delivery other than in the form of a beneficial interest in such Regulation S Temporary Global Certificate, and the Certificate Owner desiring to effect such transfer shall be required to obtain from such Certificate Owner's prospective Transferee a Regulation S Certificate. Not earlier than the Release Date, beneficial interests in the Regulation S Temporary Global Certificate in respect of the Class H Certificates shall be exchangeable for beneficial interests in the Regulation S Permanent Global Certificate for such Class. Beneficial interests in the Regulation S Temporary Global Certificate in respect of the Class H Certificates may be held only through Euroclear or Clearstream. The Regulation S Permanent Global Certificate in respect of the Class H Certificates shall be deposited with the Trustee as custodian for the Depository and registered in the name of Cede & Co. as nominee of the Depository.

         None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify any Class of Non-Registered Certificates under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of any Non-Registered Certificate or interest therein without registration or qualification. Any Certificateholder or Certificate Owner desiring to effect a transfer, sale, pledge or other disposition of any Non-Registered Certificate or interest therein shall, and does hereby agree to, indemnify the Depositor, the Underwriters, the Trustee, the Fiscal Agent, the Master Servicer, the Special Servicer, the Tax Administrator and the Certificate Registrar against any liability that may result if such transfer, sale, pledge or other disposition is not


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exempt from the registration and/or qualification requirements of the Securities
Act and any applicable state securities laws or is not made in accordance with such federal and state laws.

                  (c) No transfer of a Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, if the purchase and holding of such Certificate or interest therein by the prospective Transferee would result in a violation of Section 406 of ERISA or Section 4975 of the Code or would result in the imposition of an excise tax under Section 4975 of the Code. Except in connection with the initial issuance of the Non-Registered Certificates or any transfer of a Non-Registered Certificate or any interest therein by the Depositor, Lehman Brothers or any of their respective Affiliates or, in the case of the global certificate(s) representing a Class of Book-Entry Non-Registered Certificates, any transfer thereof to a successor Depository or to the applicable Certificate Owner(s) in accordance with Section 5.03, the Certificate Registrar shall refuse to register the transfer of a Definitive Non-Registered Certificate unless it has received from the prospective Transferee, and any Certificate Owner transferring an interest in a Book-Entry Non-Registered Certificate that relates to a Rule 144A/IAI Global Certificate shall be required to obtain from its prospective Transferee, either (i) a certification to the effect that such prospective Transferee is not a Plan and is not directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) a certification to the effect that the purchase and holding of such Certificate or interest therein by such prospective Transferee is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption 95-60; or (iii) in the case of a Class X Certificate that is being acquired by or on behalf of a Plan in reliance on any of the Prohibited Transaction Exemptions, a certification to the effect that such Plan (X) is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act, (Y) is not sponsored (within the meaning of Section 3(16)(B) of ERISA) by the Trustee, the Depositor, any Mortgage Loan Seller, the Master Servicer, the Special Servicer, any Sub-Servicer, any Exemption Favored Party or any Mortgagor with respect to Mortgage Loans constituting more than 5% of the aggregate unamortized principal balance of all the Mortgage Loans determined as of the Closing Date, or by any Affiliate of such Person, and (Z) agrees that it will obtain from each of its Transferees that are Plans a written representation that such Transferee, if a Plan, satisfies the requirements of the immediately preceding clauses (iii)(X) and (iii)(Y), together with a written agreement that such Transferee will obtain from each of its Transferees that are Plans a similar written representation regarding satisfaction of the requirements of the immediately preceding clauses (iii)(X) and (iii)(Y); or (iv) a certification of facts and an Opinion of Counsel which otherwise establish to the reasonable satisfaction of the Trustee or such Certificate Owner, as the case may be, that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code. It is hereby acknowledged that the forms of certification attached hereto as Exhibit G-1 (in the case of Definitive Non-Registered Certificates) and Exhibit G-2 (in the case of ownership interests in Book-Entry Non-Registered Certificates) are acceptable for purposes of the preceding sentence. If any Transferee of a Subordinate Certificate (including a Registered Certificate) or any interest therein does not, in connection with the subject transfer, deliver to the Certificate Registrar (in the case of a Definitive Subordinate Certificate) or the Transferor (in the case of ownership interests in a Book-Entry Subordinate Certificate) any certification and/or Opinion of Counsel contemplated by the second preceding sentence, then such Transferee shall be deemed to have


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represented and warranted that either: (i) such Transferee is not a Plan and is not directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or
(ii) the purchase and holding of such Certificate or interest therein by such Transferee is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code.

               (d) (i) Each Person who has or who acquires any Ownership Interest in a Residual Interest Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee under clause (ii) (A) below to deliver payments to a Person other than such Person and to have irrevocably authorized the Trustee under clause (ii) (B) below to negotiate the terms of any mandatory disposition and to execute all instruments of Transfer and to do all other things necessary in connection with any such disposition. The rights of each Person acquiring any Ownership Interest in a Residual Interest Certificate are expressly subject to the following provisions:

                    (A) Each Person holding or acquiring any Ownership Interest in a Residual Interest Certificate shall be a Permitted Transferee and shall promptly notify the Tax Administrator and the Trustee of any change or impending change in its status as a Permitted Transferee.

                    (B) In connection with any proposed Transfer of any Ownership Interest in a Residual Interest Certificate, the Certificate Registrar shall require delivery to it, and shall not register the Transfer of any Residual Interest Certificate until its receipt, of an affidavit and agreement substantially in the form attached hereto as Exhibit H-1 (a "Transfer Affidavit and Agreement"), from the proposed Transferee, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Interest Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Interest Certificate it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(d) and agrees to be bound by them.

                    (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of either the Trustee or the Certificate Registrar has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Interest Certificate to such proposed Transferee shall be effected.

                    (D) Each Person holding or acquiring any Ownership Interest in a Residual Interest Certificate shall agree (1) to require a Transfer Affidavit and Agreement from any prospective Transferee to whom such Person attempts to transfer its Ownership Interest in such Residual Interest Certificate and (2) not to transfer its Ownership Interest in such Residual Interest Certificate unless it provides to the Certificate Registrar a
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


                         certificate substantially in the form attached hereto as Exhibit H-2 stating that, among other things, it has no actual knowledge that such prospective Transferee is not a Permitted Transferee.

                    (E) Each Person holding or acquiring an Ownership Interest in a Residual Interest Certificate, by purchasing such Ownership Interest, agrees to give the Tax Administrator and the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Residual Interest Certificate, if it is, or is holding an Ownership Interest in a Residual Interest Certificate on behalf of, a "pass-through interest holder".

               (ii) (A) If any purported Transferee shall become a Holder of a Residual Interest Certificate in violation of the provisions of this
          Section 5.02(d), then the last preceding Holder of such Residual Interest Certificate that was in compliance with the provisions of this Section 5.02(d) shall be restored, to the extent permitted by law, to all rights as Holder thereof retroactive to the date of registration of such Transfer of such Residual Interest Certificate. None of the Depositor, the Trustee or the Certificate Registrar shall be under any liability to any Person for any registration of Transfer of a Residual Interest Certificate that is in fact not permitted by this Section 5.02(d) or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

               (B) If any purported Transferee shall become a Holder of a Residual Interest Certificate in violation of the restrictions in this
          Section 5.02(d), then, to the extent that retroactive restoration of the rights of the preceding Holder of such Residual Interest Certificate as described in clause (ii)(A) above shall be invalid, illegal or unenforceable, the Trustee shall have the right but not the obligation, to cause the transfer of such Residual Interest Certificate to a Permitted Transferee selected by the Trustee on such terms as the Trustee may choose, and the Trustee shall not be liable to any Person having an Ownership Interest in such Residual Interest Certificate as a result of the Trustee's exercise of such discretion. Such purported Transferee shall promptly endorse and deliver such Residual Interest Certificate in accordance with the instructions of the Trustee. Such Permitted Transferee may be the Trustee itself or any Affiliate of the Trustee.

               (iii) The Tax Administrator shall make available to the IRS and to those Persons specified by the REMIC Provisions all information furnished to it by the other parties hereto necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Interest Certificate to any Person who is a Disqualified Organization, including the information described in Treasury regulations sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the "excess inclusions" of such Residual Interest Certificate and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Residual Interest Certificate having as among its record holders at any time any Person which is a Disqualified Organization, and each of the other parties hereto shall furnish to the Tax Administrator all information in its possession necessary for the Tax Administrator to discharge such obligation. The Person holding such Ownership Interest shall


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

          be responsible for the reasonable compensation of the Tax Administrator for providing information thereto pursuant to this subsection (d)(iii) and Section 10.01(h)(i).

               (iv) The provisions of this Section 5.02(d) set forth prior to this clause (iv) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee and the Tax Administrator the following:

                    (A) written confirmation from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not cause an Adverse Rating Event; and

                    (B) an Opinion of Counsel, in form and substance satisfactory to the Trustee and the Tax Administrator, obtained at the expense of the party seeking such modification of, addition to or elimination of such provisions (but in no event at the expense of the Trustee, the Tax Administrator or the Trust), to the effect that doing so will not (1) cause any REMIC Pool to cease to qualify as a REMIC or be subject to an entity-level tax caused by the Transfer of any Residual Interest Certificate to a Person which is not a Permitted Transferee or (2) cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the Transfer of a Residual Interest Certificate to a Person that is not a Permitted Transferee.

                  (e) If a Person is acquiring any Non-Registered Certificate, Subordinate Certificate or Residual Interest Certificate or an interest in any such Certificate as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Certificate Registrar (or, in the case of an interest in a Book-Entry Certificate, to the Certificate Owner that is transferring such interest) a certification to the effect that, and such other evidence as may be reasonably required by the Trustee (or such Certificate Owner) to confirm that, it has (i) sole investment discretion with respect to each such account and (ii) full power to make the applicable foregoing acknowledgments, representations, warranties, certifications and agreements with respect to each such account as set forth in Subsections (b), (c) and/or (d), as appropriate, of this Section 5.02.

                  (f) Subject to the preceding provisions of this Section 5.02, upon surrender for registration of transfer of any Certificate at the offices of the Certificate Registrar maintained for such purpose, the Certificate Registrar shall execute and the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class evidencing a like aggregate Percentage Interest in such Class.

                  (g) At the option of any Holder, its Certificates may be exchanged for other Certificates of authorized denominations of the same Class evidencing a like aggregate Percentage Interest in such Class upon surrender of the Certificates to be exchanged at the offices of the Certificate Registrar maintained for such purpose. Whenever any Certificates are so surrendered for exchange, the Certificate Registrar shall execute and the Authenticating Agent shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

                  (h) Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of


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

transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

                  (i) No service charge shall be imposed for any transfer or exchange of Certificates, but the Trustee or Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  (j) All Certificates surrendered for transfer and exchange shall be physically canceled by the Certificate Registrar, and the Certificate Registrar shall dispose of such canceled Certificates in accordance with its standard procedures.

                  SECTION 5.03. Book-Entry Certificates.

                  (a) The Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class X, Class H and Class J Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided in Section 5.03(c) below, a transfer of such Certificates may not be registered by the Certificate Registrar unless such transfer is to a successor Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. Such Certificate Owners shall hold and transfer their respective Ownership Interests in and to such Certificates through the book-entry facilities of the Depository and, except as provided in Section 5.03(c) below, shall not be entitled to definitive, fully registered Certificates ("Definitive Certificates") in respect of such Ownership Interests. The Class X, Class H and Class J Certificates initially sold in reliance on Rule 144A or to Institutional Accredited Investors shall be represented by the Rule 144A/IAI Global Certificate for such Class, which shall be deposited with the Trustee as custodian for the Depository and registered in the name of Cede &Co. as nominee of the Depository. The Class H Certificates initially sold in offshore transactions in reliance on Regulation S shall be represented by the Regulation S Temporary Global Certificate for such Class, which shall be deposited with the Trustee as custodian for the Depository. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing each such Certificate Owner. Each Depository Participant shall only transfer the Ownership Interests in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

                  (b) The Trustee, the Master Servicer, the Special Servicer, the Depositor and the Certificate Registrar may for all purposes, including the making of payments due on the Book-Entry Certificates, deal with the Depository as the authorized representative of the Certificate Owners with respect to such Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of the Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

                  (c) If (i)(A) the Depositor advises the Trustee and the Certificate Registrar in writing that the Depository is no longer willing or able to properly discharge its responsibilities with respect to a Class of the Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor, or

(ii) the Depositor at its option advises the Trustee and the Certificate Registrar in writing that it elects to terminate the book-entry system through the Depository with respect to a Class of Book-Entry Certificates, the Certificate Registrar shall notify all affected Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to such Certificate Owners requesting the same. Upon surrender to the Certificate Registrar of the Book-Entry Certificates of any Class thereof by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Certificate Registrar shall execute, and the Authenticating Agent shall authenticate and deliver, the Definitive Certificates in respect of such Class to the Certificate Owners identified in such instructions. The Depositor shall provide the Certificate Registrar with an adequate inventory of Definitive Certificates. None of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar shall be liable for any delay in delivery of such instructions, and each of them may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates for purposes of evidencing ownership of any Class of Registered Certificates, the registered holders of such Definitive Certificates shall be recognized as Certificateholders hereunder and, accordingly, shall be entitled directly to receive payments on, to exercise Voting Rights with respect to, and to transfer and exchange such Definitive Certificates.

                  (d) Notwithstanding any other provisions contained herein, neither the Trustee nor the Certificate Registrar shall have any responsibility whatsoever to monitor or restrict the transfer of ownership interests in any Certificate (including but not limited to any Non-Registered Certificate or any Subordinate Certificate) which interests are transferable through the book-entry facilities of the Depository.

                  SECTION 5.04. Mutilated, Destroyed, Lost or Stolen
                                Certificates.

                  If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be reasonably required by them to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Certificate Registrar shall execute and the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and like Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the applicable REMIC created hereunder, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                  SECTION 5.05. Persons Deemed Owners.

                  Prior to due presentment for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever and none of the


                                      174
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Depositor, the Master Servicer, the Special Servicer, the Trustee, the
Certificate Registrar or any agent of any of them shall be affected by notice to the contrary.














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                                   ARTICLE VI

            THE DEPOSITOR, THE MASTER SERVICER, THE SPECIAL SERVICER
                    AND THE CONTROLLING CLASS REPRESENTATIVE

                  SECTION 6.01. Liability of Depositor, Master Servicer and
                                Special Servicer.

                  The Depositor, the Master Servicer and the Special Servicer shall be liable in accordance herewith only to the extent of the respective obligations specifically imposed upon and undertaken by the Depositor, the Master Servicer and the Special Servicer herein.

                  SECTION 6.02. Merger, Consolidation or Conversion of
                                Depositor, Master Servicer or Special Servicer.

                  Subject to the following paragraph, the Depositor, the Master Servicer and the Special Servicer shall each keep in full effect its existence, rights and franchises as a legal entity under the laws of the jurisdiction of its organization, and each will obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

                  Each of the Depositor, the Master Servicer and the Special Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets (which, in the case of the Master Servicer or the Special Servicer, may be limited to all or substantially all of its assets related to commercial mortgage loan servicing) to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor, the Master Servicer or the Special Servicer shall be a party, or any Person succeeding to the business (which, in the case of the Master Servicer or the Special Servicer, may be limited to the commercial mortgage loan servicing business) of the Depositor, the Master Servicer or the Special Servicer, shall be the successor of the Depositor, the Master Servicer or the Special Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that no successor or surviving Person shall succeed to the rights of the Master Servicer or the Special Servicer unless (i) as confirmed in writing by each of the Rating Agencies, such succession will not result in an Adverse Rating Event, and (ii) such successor or surviving Person makes the applicable representations and warranties set forth in Section 3.23.

                  SECTION 6.03. Limitation on Liability of Depositor, Master
                                Servicer and Special Servicer.

                  None of the Depositor, the Master Servicer or the Special Servicer shall be under any liability to the Trust Fund, the Trustee, the Certificateholders for any action taken, or not taken, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or the Special Servicer against any liability to the Trust Fund, the Trustee or the Certificateholders, for the breach of a representation, warranty or covenant made herein by such party, or against any expense or liability specifically required to be borne by such party without right of reimbursement pursuant to the terms hereof, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of obligations or duties hereunder. The Depositor, the Master Servicer, the Special Servicer and any


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director, manager, member, officer, employee or agent of the Depositor, the
Master Servicer or the Special Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer, the Special Servicer and any director, manager, member, officer, employee or agent of the Depositor, the Master Servicer or the Special Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or reasonable expense (including reasonable legal fees and expenses) incurred in connection with any legal action or claim relating to this Agreement or the Certificates (including in connection with the dissemination of information and reports as contemplated by this Agreement), other than any such loss, liability or expense: (i) specifically required to be borne by such party without right of reimbursement pursuant to the terms hereof; (ii) which constitutes a Servicing Advance that is otherwise reimbursable hereunder; (iii) incurred in connection with any breach on the part of the party seeking indemnification of a representation, warranty or covenant made herein; or (iv) incurred by reason of willful misfeasance, bad faith or negligence on the part of the party seeking indemnification in the performance of obligations or duties hereunder. None of the Depositor, the Master Servicer or the Special Servicer shall be under any obligation to appear in, prosecute or defend any legal action, unless such action is related to its respective duties under this Agreement and either (i) it is specifically required hereunder to bear the costs of such action or (ii) such action will not, in its reasonable and good faith judgment, involve it in any ultimate expense or liability for which it would not be reimbursed hereunder. Notwithstanding the foregoing, the Depositor, the Master Servicer or the Special Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to the enforcement and/or protection of the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the reasonable legal expenses and costs of such action, and any liability resulting therefrom, shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Master Servicer and the Special Servicer shall be entitled to be reimbursed therefor from the Custodial Account as provided in Section 3.05. In no event shall the Master Servicer or the Special Servicer be liable or responsible for any action taken or omitted to be taken by the other of them (unless they are the same Person or Affiliates) or by the Depositor, the Trustee or any Certificateholder.

                  SECTION 6.04. Resignation of Master Servicer and the Special
                                Servicer.

                  The Master Servicer and the Special Servicer may each resign from the obligations and duties hereby imposed on it, upon a determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it (the other activities of the Master Servicer or the Special Servicer, as the case may be, so causing such a conflict being of a type and nature carried on by the Master Servicer or the Special Servicer, as the case may be, at the date of this Agreement). Any such determination requiring the resignation of the Master Servicer or the Special Servicer, as applicable, shall be evidenced by an Opinion of Counsel to such effect which shall be delivered to the Trustee. Unless applicable law requires the Master Servicer's or Special Servicer's resignation to be effective immediately, and the Opinion of Counsel delivered pursuant to the prior sentence so states, no such resignation shall become effective until the Trustee or other successor shall have assumed the responsibilities and obligations of the resigning party in accordance with
Section 6.09 or Section 7.02 hereof. The Master Servicer and, subject to the rights of the Controlling Class under Section 6.09 to appoint a successor special servicer, the Special Servicer shall each have the right to resign at any other time provided that (i) a willing successor thereto reasonably acceptable to the Depositor has been found (provided that if the Depositor has not responded to a request for consent to a successor within 15 days, such successor shall be deemed approved thereby), (ii) each of the Rating Agencies confirms in writing that the successor's appointment


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will not result in an Adverse Rating Event, (iii) the resigning party pays all costs and expenses in connection with such resignation and the resulting transfer of servicing, and (iv) the successor accepts appointment prior to the effectiveness of such resignation and agrees in writing to be bound by the terms and conditions of this Agreement. Neither the Master Servicer nor the Special Servicer shall be permitted to resign except as contemplated above in this
Section 6.04.

                  Consistent with the foregoing, neither the Master Servicer nor the Special Servicer shall, except as expressly provided herein, assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or, except as provided in Section 3.22, delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by it hereunder. If, pursuant to any provision hereof, the duties of the Master Servicer or the Special Servicer are transferred to a successor thereto, the Master Servicing Fee and/or the Special Servicing Fee, as applicable, that accrues pursuant hereto from and after the date of such transfer shall be payable to such successor.

                  SECTION 6.05. Rights of Depositor and Trustee in Respect of
                                Master Servicer and the Special Servicer.

                  The Master Servicer and the Special Servicer shall each afford the Depositor, each Underwriter and the Trustee, upon reasonable notice, during normal business hours access to all records maintained thereby in respect of its rights and obligations hereunder. Upon reasonable request, the Master Servicer and the Special Servicer shall each furnish the Depositor, each Underwriter and the Trustee with its most recent publicly available financial statements and such other non-proprietary information as the Master Servicer or the Special Servicer, as the case may be, shall determine in its sole and absolute discretion as it possesses, which is relevant to the performance of its duties hereunder and which it is not prohibited by applicable law or contract from disclosing. The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer and the Special Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer or Special Servicer hereunder or exercise the rights of the Master Servicer and the Special Servicer hereunder; provided, however, that neither the Master Servicer nor the Special Servicer shall be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee, and provided, further, that the Depositor may not exercise any right pursuant to Section 7.01 to terminate the Master Servicer or the Special Servicer as a party to this Agreement. The Depositor shall not have any responsibility or liability for any action or failure to act by the Master Servicer or the Special Servicer and is not obligated to supervise the performance of the Master Servicer or the Special Servicer under this Agreement or otherwise.

                  SECTION 6.06. Depositor, Master Servicer and Special Servicer
                                to Cooperate with Trustee.

                  The Depositor, the Master Servicer and the Special Servicer shall each furnish such reports, certifications and information as are reasonably requested by the Trustee in order to enable it to perform its duties hereunder.


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                  SECTION 6.07. Depositor, Special Servicer and Trustee to
                                Cooperate with Master Servicer.

                  The Depositor, the Special Servicer and the Trustee shall each furnish such reports, certifications and information as are reasonably requested by the Master Servicer in order to enable it to perform its duties hereunder.

                  SECTION 6.08. Depositor, Master Servicer and Trustee to
                                Cooperate with Special Servicer.

                  The Depositor, the Master Servicer and the Trustee shall each furnish such reports, certifications and information as are reasonably requested by the Special Servicer in order to enable it to perform its duties hereunder.

                  SECTION 6.09. Designation of Special Servicer and Controlling
                                Class Representative by the Controlling Class.

                  (a) The Holder or Holders of the Certificates evidencing a majority of the Voting Rights allocated to the Controlling Class may at any time and from time to time designate a Person to serve as Special Servicer hereunder and to replace any existing Special Servicer or any Special Servicer that has resigned or otherwise ceased to serve (including in connection with termination pursuant to Section 7.01) as Special Servicer. Such Holder or Holders may also select a representative (the "Controlling Class Representative") from whom the Special Servicer will seek advice and approval and take direction under certain circumstances, as described herein. The Controlling Class Representative shall be required to keep all non-public information received by it in such capacity pursuant to this Agreement confidential and, upon its designation as such, shall deliver to the Trustee a confirmation to such effect. Upon its acquisition of all the Class P Certificates, Allied Capital Corporation will be the Controlling Class Representative. Such Holder or Holders shall so designate a Person to serve as replacement Special Servicer by the delivery to the Trustee, the Master Servicer and the existing Special Servicer of a written notice stating such designation. The Trustee shall, promptly after receiving any such notice, deliver to the Rating Agencies an executed Notice and Acknowledgment in the form attached hereto as Exhibit I-1. If such Holders have not replaced the Special Servicer within 30 days of such Special Servicer's resignation or the date such Special Servicer has ceased to serve in such capacity, the Trustee shall designate a successor Special Servicer, subject to removal by the Controlling Class and appointment of a successor thereto pursuant to the terms of this
Section 6.09. Any designated Person (whether designated by Holders of the Controlling Class or by the Trustee) shall become the Special Servicer on the date as of which the Trustee shall have received all of the following: (1) written confirmation from all of the Rating Agencies that the appointment of such Person will not result in an Adverse Rating Event; (2) an Acknowledgment of Proposed Special Servicer in the form attached hereto as Exhibit I-2, executed by the designated Person, and (3) an Opinion of Counsel (at the expense of the Person designated to become the Special Servicer) to the effect that, upon the execution and delivery of the Acknowledgment of Proposed Special Servicer, the designated Person shall be bound by the terms of this Agreement and, subject to customary limitations, that this Agreement shall be enforceable against the designated Person in accordance with its terms. Any existing Special Servicer shall be deemed to have resigned simultaneously with such designated Person's becoming the Special Servicer hereunder; provided, however, that (i) the resigning Special Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the effective date of such resignation, whether in respect of Servicing Advances or otherwise, (ii) if the resigning Special Servicer


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was terminated without cause, it shall be entitled to a portion of certain
Workout Fees thereafter received on the Corrected Loans (but only if and to the extent permitted by Section 3.11(c)) and (iii) the resigning Special Servicer shall continue to be entitled to the benefits of Section 6.03 notwithstanding any such resignation. Such resigning Special Servicer shall cooperate with the Trustee and the replacement Special Servicer in effecting the termination of the resigning Special Servicer's responsibilities and rights hereunder, including the transfer within two Business Days to the replacement Special Servicer for administration by it of all cash amounts that shall at the time be or should have been credited by the Special Servicer to the Custodial Account, a Servicing Account, a Reserve Account or the REO Account or should have been delivered to the Master Servicer or that are thereafter received with respect to Specially Serviced Mortgage Loans and REO Properties. The Trustee shall notify the other parties hereto and the Certificateholders of any termination of the Special Servicer and appointment of a new Special Servicer in accordance with this
Section 6.09.

                  Any out-of-pocket costs and expenses incurred in connection with the removal of a Special Servicer and its replacement by a Person designated by the Holder or Holders of Certificates evidencing a majority of the Voting Rights allocated to the Controlling Class, that are not paid by the replacement Special Servicer shall be paid by such Holder or Holders.

                  (b) Notwithstanding the foregoing, if the Controlling Class consists of Book-Entry Certificates, then the rights of the Holders of the Controlling Class set forth above in this Section 6.09 may be exercised directly by the relevant Certificate Owners, provided that the identity of such Certificate Owners has been confirmed to the Trustee to its reasonable satisfaction.

                  SECTION 6.10. Master Servicer or Special Servicer as Owner of
                                a Certificate.

                  The Master Servicer, the Special Servicer or any Affiliate of either of them may become the Holder of (or, in the case of a Book-Entry Certificate, Certificate Owner with respect to) any Certificate with (except as otherwise set forth in the definition of "Certificateholder") the same rights it would have if it were not the Master Servicer or the Special Servicer or an Affiliate thereof. If, at any time during which the Master Servicer or the Special Servicer or an Affiliate of the Master Servicer or the Special Servicer is the Holder of (or, in the case of a Book-Entry Certificate, Certificate Owner with respect to) any Certificate, the Master Servicer or the Special Servicer proposes to take action (including for this purpose, omitting to take action) that is not expressly prohibited by the terms hereof and would not, in the Master Servicer's or the Special Servicer's reasonable, good faith judgment, violate the Servicing Standard, but that, if taken, might nonetheless, in the Master Servicer's or the Special Servicer's good faith judgment, be considered by other Persons to violate the Servicing Standard, then the Master Servicer or the Special Servicer may (but need not) seek the approval of the Certificateholders to such action by delivering to the Trustee a written notice that (a) states that it is delivered pursuant to this Section 6.10, (b) identifies the Percentage Interest in each Class of Certificates beneficially owned by the Master Servicer or an Affiliate thereof or the Special Servicer or an Affiliate thereof, as appropriate, and (c) describes in reasonable detail the action that the Master Servicer or the Special Servicer proposes to take. The Trustee, upon receipt of such notice, shall forward it to the Certificateholders (other than the Master Servicer and its Affiliates or the Special Servicer and its Affiliates, as appropriate), together with such instructions for response as the Trustee shall reasonably determine. If at any time Certificateholders holding greater than 50% of the Voting Rights of all Certificateholders (calculated without regard to the Certificates beneficially owned by the Master Servicer or its Affiliates or the Special Servicer or its Affiliates, as appropriate) shall have failed to object in writing to the proposal described in the written notice, and if the Master Servicer or the Special


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Servicer shall act as proposed in the written notice within thirty (30) days, such action shall be deemed to comply with, but not modify, the Servicing Standard. The Trustee shall be entitled to reimbursement from the Master Servicer or the Special Servicer, as applicable, for the reasonable expenses of the Trustee incurred pursuant to this paragraph. It is not the intent of the foregoing provision that the Master Servicer or the Special Servicer be permitted to invoke the procedure set forth herein with respect to routine servicing matters arising hereunder, but rather only in the case of unusual circumstances.

                  SECTION 6.11. Certain Rights and Powers of the Controlling
                                Class Representative.

                  (a) Subject to Section 6.11(b), the Controlling Class Representative will be entitled to advise the Special Servicer with respect to the following actions of the Special Servicer; and, further subject to Section 6.11(b), the Special Servicer will not be permitted to take any of the following actions unless and until it has notified the Controlling Class Representative in writing and the Controlling Class Representative has not objected in writing within 10 Business Days of having been notified thereof and having been provided a Review Package and all reasonably requested information with respect thereto (it being understood and agreed that if such written objection has not been received by the Special Servicer within such 10-Business Day period, then the Controlling Class Representative's approval will be deemed to have been given):

                    (i) any foreclosure upon or comparable conversion (which may include acquisitions of an REO Property) of the ownership of properties securing such of the Specially Serviced Mortgage Loans as come into and continue in default;

                    (ii) any modification, extension, amendment or waiver of a monetary term (including the timing of payments) or any material non-monetary term of a Specially Serviced Mortgage Loan;

                    (iii) any proposed sale of a Specially Serviced Mortgage
               Loan or REO Property (other than in connection with the termination of the Trust Fund) for less than the Purchase Price;

                    (iv) any acceptance of a discounted payoff with respect to a
               Specially Serviced Mortgage Loan;

                    (v) any determination to bring a Mortgaged Property or an
               REO Property into compliance with applicable environmental laws or to otherwise address Hazardous Materials located at a Mortgaged Property or an REO Property;

                    (vi) any release of collateral for a Specially Serviced
               Mortgage Loan (other than in accordance with the terms of, or upon satisfaction of, such Mortgage Loan);

                    (vii) any acceptance of substitute or additional collateral for a Specially Serviced Mortgage Loan (other than in accordance with the terms of such Mortgage Loan);

                    (viii) any waiver of a "due-on-sale" or "due-on-encumbrance"
               clause with respect to any Mortgage Loan;


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                    (ix) any acceptance of an assumption agreement releasing a borrower from liability under a Mortgage Loan; and

                    (x) any acceptance of a change in the property management
               company or, if applicable, hotel franchise for any Mortgaged Property, to the extent Special Servicer consent is required;

provided that, in the event that the Special Servicer determines that immediate action is necessary to protect the interests of the Certificateholders (as a collective whole), the Special Servicer may take any such action without waiting for the Controlling Class Representative's response.

                  In addition, the Controlling Class Representative may direct the Special Servicer to take, or to refrain from taking, such actions as the Controlling Class Representative may deem advisable or as to which provision is otherwise made herein subject to Section 6.11(b). Upon reasonable request, the Special Servicer shall provide the Controlling Class Representative with any information in the Special Servicer's possession with respect to such matters, including its reasons for determining to take a proposed action; provided that such information shall also be provided, in a written format, to the Trustee, who shall make it available for review pursuant to Section 8.14(b).

                  Each of the Master Servicer and the Special Servicer shall notify the Controlling Class Representative of any release or substitution of collateral for a Mortgage Loan even if such release or substitution is in accordance with such Mortgage Loan.

                  (b) Notwithstanding anything herein to the contrary, no advice, direction or objection from or by the Controlling Class Representative, as contemplated by Section 6.11(a), may (and the Special Servicer shall ignore and act without regard to any such advice, direction or objection that the Special Servicer has determined, in its reasonable, good faith judgment, will) require or cause the Special Servicer to violate any provision of this Agreement (exclusive of Section 6.11(a)) or the REMIC Provisions, including the Special Servicer's obligation to act in accordance with the Servicing Standard. Furthermore, the Special Servicer shall not be obligated to seek approval from the Controlling Class Representative for any actions to be taken by the Special Servicer with respect to any particular Specially Serviced Mortgage Loan if:

                    (i) the Special Servicer has, as provided in Section
               6.11(a), notified the Controlling Class Representative in writing of various actions that the Special Servicer proposes to take with respect to the workout or liquidation of that Mortgage Loan; and

                    (ii) for 60 days following the first such notice, the
               Controlling Class Representative has objected to all of those proposed actions and has failed to suggest any alternative actions that the Special Servicer considers to be consistent with the Servicing Standard.

                  (c) The Controlling Class Representative will have no liability to the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that the Controlling Class Representative will not be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations or duties. Each Certificateholder acknowledges and agrees, by its acceptance of its Certificates, that: (i) the Controlling Class Representative may, and is permitted hereunder to, have


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special relationships and interests that conflict with those of Holders of one or more Classes of Certificates; (ii) the Controlling Class Representative may, and is permitted hereunder to, act solely in the interests of the Holders of the Controlling Class; (iii) the Controlling Class Representative does not have any duties to the Holders of any Class of Certificates other than the Controlling Class; (iv) the Controlling Class Representative may, and is permitted hereunder to, take actions that favor interests of the Holders of the Controlling Class over the interests of the Holders of one or more other Classes of Certificates;
(v) the Controlling Class Representative shall not be deemed to have been negligent or reckless, or to have acted in bad faith or engaged in willful misconduct, by reason of its having acted solely in the interests of the Holders of the Controlling Class; and the Controlling Class Representative shall have no liability whatsoever for having so acted, and no Certificateholder may take any action whatsoever against the Controlling Class Representative, any Holder of the Controlling Class or any director, officer, employee, agent or principal thereof for having so acted.






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                                   ARTICLE VII

                                     DEFAULT

                  SECTION 7.01. Events of Default.

                  (a) "Event of Default", wherever used herein, means any one of the following events:

                    (i) any failure by the Master Servicer to deposit into the
               Custodial Account, any amount, including a P&I Advance, required to be so deposited or remitted by it under this Agreement; or

                    (ii) any failure by the Special Servicer to deposit into the
               REO Account or to deposit into, or to remit to the Master Servicer for deposit into, the Custodial Account, any amount required to be so deposited or remitted under this Agreement, which failure continues unremedied for one Business Day following the date on which a deposit or remittance was first required to be made; or

                    (iii) any failure by the Master Servicer to deposit into, or remit to the Trustee for deposit into, the Collection Account, any amount required to be so deposited or remitted by it under this Agreement, which failure continues unremedied until 11:00 a.m. (New York City time) on the applicable Distribution Date; or

                    (iv) any failure by the Master Servicer or the Special
               Servicer to timely make any Servicing Advance required to be made by it hereunder, which Servicing Advance remains unmade for a period of three Business Days following the date on which notice shall have been given to the Master Servicer or the Special Servicer, as the case may be, by the Trustee as provided in
               Section 3.11(f); or

                    (v) any failure on the part of the Master Servicer or the
               Special Servicer duly to observe or perform in any material respect any other covenants or agreements on the part of the Master Servicer or the Special Servicer, as the case may be, contained in this Agreement, which failure continues unremedied for a period of 30 days (15 days in the case of payment of insurance premiums) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer or the Special Servicer, as the case may be, by any other party hereto or to the Master Servicer or the Special Servicer, as the case may be (with a copy to each other party hereto), by the Holders of Certificates entitled to at least 25% of the Voting Rights, provided, however, that with respect to any such failure -------- ------- which is not curable within such 30-day period, the Master Servicer or the Special Servicer, as the case may be, shall have an additional cure period of 30 days to effect such cure so long as the Master Servicer or the Special Servicer, as the case may be, has commenced to cure such failure within the initial 30-day period and has provided the Trustee with an Officer's Certificate certifying that it has diligently pursued, and is diligently continuing to pursue, a full cure; or

                    (vi) any breach on the part of the Master Servicer or the
               Special Servicer of any of its representations or warranties contained in this Agreement that materially and adversely affects the interests of any Class of Certificateholders, which breach continues


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

               unremedied for a period of 30 days after the date on which written notice of such breach, requiring the same to be remedied, shall have been given to the Master Servicer or the Special Servicer, as the case may be, by any other party hereto or to the Master Servicer or the Special Servicer, as the case may be (with a copy to each other party hereto), by the Holders of Certificates entitled to at least 25% of the Voting Rights, provided, however, that with respect to any such breach which is not curable within such 30-day period, the Master Servicer or the Special Servicer, as the case may be, shall have an additional cure period of 30 days so long as the Master Servicer or the Special Servicer, as the case may be, has commenced to cure such breach within the initial 30-day period and provided the Trustee with an Officer's Certificate certifying that it has diligently pursued, and is diligently continuing to pursue, a full cure; or

                    (vii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer or the Special Servicer and such decree or order shall have remained in force undischarged, undismissed or unstayed for a period of 60 days; or

                    (viii) the Master Servicer or the Special Servicer shall
               consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

                    (ix) the Master Servicer or the Special Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing; or

                    (x) one or more ratings assigned by Moody's to the
               Certificates has been qualified, downgraded or withdrawn, or otherwise made the subject of a "negative" credit watch, which Moody's has determined, and given notice in writing (including through a publication or newsletter) or electronically (including through an internet website), is solely or in material part a result of the Master Servicer or Special Servicer, as the case may be, acting in such capacity; or

                    (xi) the receipt by the Trustee of notice from Moody's to
               the effect that the Master Servicer or the Special Servicer, as the case may be, is no longer approved by Moody's to act in such capacity for pools of mortgage loans similar to the Mortgage Pool and such failure to be so approved shall cause an Adverse Rating Event or cause the Certificates to be made the subject of a "negative" credit watch unless an approved servicer is substituted therefor; or

                    (xii) the Master Servicer or the Special Servicer is removed from S&P's approved master servicer list or special servicer list, as the case may be, and the ratings of any of the Certificates by S&P are qualified, downgraded or withdrawn in connection with the removal.


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

                  When a single entity acts as the Master Servicer and the Special Servicer, an Event of Default in one capacity shall constitute an Event of Default in the other capacity.

                  (b) If any Event of Default described in clauses (i) - (ix) and (xii) of subsection (a) above shall occur with respect to the Master Servicer or the Special Servicer (in either case, for purposes of this Section 7.01(b), the "Defaulting Party") and shall be continuing, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, and at the written direction of the Holders of Certificates entitled to at least 25% of the Voting Rights, the Trustee shall, by notice in writing to the Defaulting Party (with a copy of such notice to each other party hereto and the Rating Agencies) terminate, subject to Section 7.01(d), all of the rights and obligations (but not the liabilities for actions and omissions occurring prior thereto) of the Defaulting Party under this Agreement and in and to the Trust Fund, other than its rights, if any, as a Certificateholder hereunder. If any Event of Default described in clauses (x) and (xi) of subsection (a) above shall occur with respect to the Master Servicer or the Special Servicer (in either case, under such circumstances, for purposes of this Section 7.01(b), the "Defaulting Party"), the Trustee shall, by notice in writing (to be sent immediately by facsimile transmission) to the Defaulting Party (with a copy of such notice to each other party hereto and the Rating Agencies), terminate, subject to Section 7.01(d), all of the rights and obligations (but not the liabilities for actions and omissions occurring prior thereto) of the Defaulting Party under this Agreement and in and to the Trust Fund, other than its rights, if any, as a Certificateholder hereunder, within 30 days following the occurrence of such Event of Default. From and after the receipt by the Defaulting Party of such written notice of termination, all authority and power of the Defaulting Party under this Agreement, whether with respect to the Certificates (other than as a holder of any Certificate), the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this section, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Defaulting Party, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer and the Special Servicer each agree that, if it is terminated pursuant to this Section 7.01(b), it shall promptly (and in any event no later than 10 Business Days subsequent to its receipt of the notice of termination) provide the Trustee with all documents and records, including those in electronic form, requested thereby to enable the Trustee to assume the Master Servicer's or Special Servicer's, as the case may be, functions hereunder, and shall cooperate with the Trustee in effecting the termination of the Master Servicer's or Special Servicer's, as the case may be, responsibilities and rights hereunder, including (i) if the Master Servicer is the Defaulting Party, the immediate transfer to the Trustee or a successor Master Servicer for administration by it of all cash amounts that shall at the time be or should have been credited by the Master Servicer to the Custodial Account, the Collection Account, the Defeasance Deposit Account, a Servicing Account or a Reserve Account or that are thereafter received by or on behalf of it with respect to any Mortgage Loan or (ii) if the Special Servicer is the Defaulting Party, the transfer within two Business Days to the Trustee or a successor Special Servicer for administration by it of all cash amounts that shall at the time be or should have been credited by the Special Servicer to the REO Account, the Custodial Account, a Servicing Account or a Reserve Account or should have been delivered to the Master Servicer or that are thereafter received by or on behalf of it with respect to any Mortgage Loan or REO Property; provided, however, that the Master Servicer and the Special Servicer each shall, if terminated pursuant to this Section 7.01(b), continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, whether in respect of Advances or otherwise, and it shall continue to be entitled to the benefits of Section 6.03 notwithstanding any such termination. Any cost or expenses in


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connection with any actions to be taken by any party hereto pursuant to this paragraph shall be borne by the Defaulting Party and if not paid by the Defaulting Party within 90 days after the presentation of reasonable documentation of such costs and expenses, such expense shall be reimbursed by the Trust Fund; provided, however, that the Defaulting Party shall not thereby be relieved of its liability for such expenses. For purposes of this Section
7.01 and of Section 7.03(b), the Trustee shall not be deemed to have knowledge of an event which constitutes, or which with the passage of time or notice, or both, would constitute an Event of Default described in clauses (i)-(ix) of subsection (a) above unless a Responsible Officer of the Trustee assigned to and working in the Trustee's Corporate Trust Office has actual knowledge thereof or unless notice of any event which is in fact such an Event of Default is received by the Trustee and such notice references the Certificates, the Trust Fund or this Agreement.

                  (c) If the Master Servicer is terminated solely due to an Event of Default under Section 7.01(a)(x), (xi) or (xii), and if the terminated Master Servicer provides the Trustee with the appropriate "request for proposal" materials within five Business Days following such termination, then the Trustee shall promptly thereafter (using such "request for proposal" materials provided by the terminated Master Servicer) solicit good faith bids for the rights to master service the Mortgage Loans under this Agreement from at least three (3) Persons qualified to act as Master Servicer hereunder in accordance with Sections 6.02 and 7.02 (any such Person so qualified, a "Qualified Bidder") or, if three (3) Qualified Bidders cannot be located, then from as many Persons as the Trustee can determine are Qualified Bidders; provided that, at the Trustee's request, the terminated Master Servicer shall supply the Trustee with the names of Persons from whom to solicit such bids; provided, further, that the Trustee shall not be responsible if less than three (3) or no Qualified Bidders submit bids for the right to master service the Mortgage Loans under this Agreement; and provided, further, that (i) the Controlling Class Representative shall have consented, within two Business Days of the Trustee's request for the Controlling Class Representative's consent to the Qualified Bidders from whom bids are to be solicited, such consent not to be unreasonably withheld, or (ii) two Business Days have expired without response from the Controlling Class Representative to the Trustee's request for the Controlling Class Representative's consent to the Qualified Bidders from whom bids are to be solicited, in which event the Controlling Class Representative's consent shall be deemed granted. The bid proposal shall require any Successful Bidder (as defined below), as a condition of such bid, to enter into this Agreement as successor Master Servicer, and to agree to be bound by the terms hereof, within 45 days after the termination of Master Servicer. The Trustee shall solicit bids: (i) on the basis of such successor Master Servicer retaining all Sub-Servicers to continue the primary servicing of the Mortgage Loans pursuant to the terms of the respective Sub-Servicing Agreements and to enter into a Sub-Servicing Agreement with the terminated Master Servicer to sub-service each of the Mortgage Loans not subject to a Sub-Servicing Agreement at a sub-servicing fee rate per annum equal to the Master Servicing Fee Rate minus three (3) basis points per Mortgage Loan serviced (each, a "Servicing-Retained Bid"); and (ii) on the basis of terminating each Sub-Servicing Agreement and Sub-Servicer that it is permitted to terminate in accordance with Section 3.22 (each, a "Servicing-Released Bid"). The Trustee shall select the Qualified Bidder with the highest cash Servicing-Retained Bid (or, if none, the highest cash Servicing Released Bid) (the "Successful Bidder") to act as successor Master Servicer hereunder. The Trustee shall direct the Successful Bidder to enter into this Agreement as successor Master Servicer pursuant to the terms hereof (and, if the successful bid was a Servicing-Retained Bid, to enter into a Sub-Servicing Agreement with the terminated Master Servicer as contemplated above) no later than 45 days after the termination of the Master Servicer.

                  Upon the assignment and acceptance of the master servicing rights hereunder to and by the Successful Bidder, the Trustee shall remit or cause to be remitted (i) if the successful bid was a


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Servicing-Retained Bid, to the terminated Master Servicer the amount of such cash bid received from the Successful Bidder (net of "out-of-pocket" expenses incurred in connection with obtaining such bid and transferring servicing) and
(ii) if the successful bid was a Servicing-Released Bid, to the Master Servicer and each terminated Sub-Servicer its respective Bid Allocation.

                  The terminated Master Servicer shall be responsible for all out-of-pocket expenses incurred in connection with the attempt to sell its rights to service the Mortgage Loans, which expenses are not reimbursed to the party that incurred such expenses pursuant to the preceding paragraph.

                  If the Successful Bidder has not entered into this Agreement as successor Master Servicer within 45 days after the Trustee was appointed as successor Master Servicer or no Successful Bidder was identified within such 45-day period, the terminated Master Servicer shall reimburse the Trustee for all reasonable "out-of-pocket" expenses incurred by the Trustee in connection with such bid process and the Trustee shall have no further obligations under this Section 7.01(c). The Trustee thereafter may act or may select a successor to act as Master Servicer hereunder in accordance with Section 7.02.

                  SECTION 7.02. Trustee to Act; Appointment of Successor.

                  On and after the time the Master Servicer or the Special Servicer resigns pursuant to Section 6.04 or receives a notice of termination pursuant to Section 7.01, the Trustee shall, unless and until a successor is appointed pursuant to Section 6.04 or Section 7.01(c), be the successor in all respects to the Master Servicer or the Special Servicer, as the case may be, in its capacity as such under this Agreement and the transactions set forth or provided for herein and shall have all (and the former Master Servicer or the Special Servicer, as the case may be, shall cease to have any) of the responsibilities, duties and liabilities of the Master Servicer or the Special Servicer, as the case may be, arising thereafter, including, if the Master Servicer is the resigning or terminated party, the Master Servicer's obligation to make P&I Advances, including in connection with any termination of the Master Servicer for an Event of Default described in clause 7.01(a)(iii), the unmade P&I Advances that gave rise to such Event of Default; provided that any failure to perform such duties or responsibilities caused by the Master Servicer's or the Special Servicer's, as the case may be, failure to provide information or monies required by Section 7.01 shall not be considered a default by the Trustee hereunder. The Trustee shall not be liable for any of the representations and warranties of the resigning or terminated party or for any losses incurred by the resigning or terminated party pursuant to Section 3.06 hereunder nor shall the Trustee be required to purchase any Mortgage Loan hereunder. As compensation therefor, the Trustee shall be entitled to all fees and other compensation which the resigning or terminated party would have been entitled to if the resigning or terminated party had continued to act hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act as either Master Servicer or Special Servicer, as the case may be, or shall, if it is unable to so act as either Master Servicer or Special Servicer, as the case may be, or if the Trustee is not approved as a master servicer or a special servicer, as the case may be, by any of the Rating Agencies, or if the Holders of Certificates entitled to a majority of the Voting Rights so request in writing to the Trustee, promptly appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution as the successor to the resigning or terminated Master Servicer or the Special Servicer, as the case may be, hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the resigning or terminated Master Servicer or the Special Servicer, as the case may be, hereunder; provided, however, that no such appointee shall succeed to the rights and obligations of the Master Servicer or Special Servicer hereunder unless (i) as confirmed in writing by each of the Rating Agencies, such succession will not result in an Adverse Rating Event, and
(ii) such appointee makes the applicable representations and


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warranties set forth in Section 3.23; and provided, further, that in the case of a resigning or terminated Special Servicer, such appointment shall be subject to the rights of the Holders of Certificates evidencing a majority of the Voting Rights allocated to the Controlling Class to designate a successor pursuant to
Section 6.09. No appointment of a successor to the Master Servicer or the Special Servicer hereunder shall be effective until the assumption by the successor to such party of all its responsibilities, duties and liabilities under this Agreement. Pending appointment of a successor to the Master Servicer or the Special Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with any such appointment and assumption described herein, the Trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree, subject to the terms of this Agreement; provided, however, that no such compensation shall be in excess of that permitted the resigning or terminated party hereunder. Such successor and the other parties hereto shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

                  SECTION 7.03. Notification to Certificateholders.

                  (a) Upon any resignation of the Master Servicer or the Special Servicer pursuant to Section 6.04, any termination of the Master Servicer or the Special Servicer pursuant to Section 7.01, any appointment of a successor to the Master Servicer or the Special Servicer pursuant to Section 7.02 or the effectiveness of any designation of a new Special Servicer pursuant to Section 6.09, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

                  (b) Not later than 10 days after a Responsible Officer of the Trustee has notice of the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an Event of Default, the Trustee shall transmit by mail to the Depositor, all the Certificateholders and the Rating Agencies notice of such occurrence, unless such default shall have been cured.

                  SECTION 7.04. Waiver of Events of Default.

                  The Holders representing at least 66-2/3% of the Voting Rights allocated to each Class of Certificates affected by any Event of Default hereunder, may waive such Event of Default; provided, however, that an Event of Default under clauses (i), (ii), (iii) or (x)-(xii) of Section 7.01(a) may be waived only by all of the Certificateholders of the affected Classes. Upon any such waiver of an Event of Default, such Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon except to the extent expressly so waived. Notwithstanding any other provisions of this Agreement, for purposes of waiving any Event of Default pursuant to this Section 7.04, Certificates registered in the name of the Depositor or any Affiliate of the Depositor shall be entitled to Voting Rights with respect to the matters described above.

                  SECTION 7.05. Additional Remedies of Trustee Upon Event of
                                Default.

                  During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name and as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection


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therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.














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                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

                  SECTION 8.01. Duties of Trustee.

                  (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default occurs and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs; provided that if the Trustee is acting as Master Servicer or Special Servicer, it shall act in accordance with the Servicing Standard. Any permissive right of the Trustee contained in this Agreement shall not be construed as a duty.

                  (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement (other than the Mortgage Files, the review of which is specifically governed by the terms of Article II), shall examine them to determine whether they conform to the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take such action as it deems appropriate to have the instrument corrected. The Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor, the Master Servicer or the Special Servicer, and accepted by the Trustee in good faith, pursuant to this Agreement.

                  (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

                    (i) Prior to the occurrence of an Event of Default, and
               after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                    (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                    (iii) The Trustee shall not be personally liable with
               respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and


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

               place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

                    (iv) The protections, immunities and indemnities afforded to the Trustee hereunder shall also be available to it in its capacity as Authenticating Agent, Certificate Registrar, Tax Administrator and Custodian.

                  SECTION 8.02. Certain Matters Affecting Trustee.

                  Except as otherwise provided in Section 8.01 and Article X:

                    (i) the Trustee may rely upon and shall be protected in
               acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                    (ii) the Trustee may consult with counsel and the written
               advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

                    (iii) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or, except as provided in Section 10.01 or 10.02, to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; except as provided in
               Section 10.01 or 10.02, the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default which has not been cured, to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

                    (iv) the Trustee shall not be personally liable for any
               action reasonably taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                    (v) prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, and except as may be provided in Section 10.01 or 10.02, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least 25% of the Voting Rights; provided,


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

               however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action;

                    (vi) the Trustee may execute any of the trusts or powers
               hereunder or perform any duties hereunder either directly or by or through agents or attorneys; provided, however, that the Trustee shall remain responsible for all acts and omissions of such agents or attorneys within the scope of their employment to the same extent as it is responsible for its own actions and omissions hereunder; and

                    (vii) the Trustee shall not be responsible for any act or
               omission of the Master Servicer or the Special Servicer (unless the Trustee is acting as Master Servicer or the Special Servicer) or the Depositor.

                  SECTION 8.03. Trustee and Fiscal Agent Not Liable for Validity
                                or Sufficiency of Certificates or Mortgage
                                Loans.

                  The recitals contained herein and in the Certificates, other than the statements attributed to the Trustee and the Fiscal Agent in Article II and Section 8.16 and Section 8.18 and the signature of the Certificate Registrar and the Authenticating Agent set forth on each outstanding Certificate, shall not be taken as the statements of the Trustee or the Fiscal Agent, and neither the Trustee nor the Fiscal Agent shall assume any responsibility for their correctness. Except as expressly set forth in Section 8.16 and 8.18, the Trustee and the Fiscal Agent make no representations as to the validity or sufficiency of this Agreement or of any Certificate (other than as to the signature of the Trustee set forth thereon) or of any Mortgage Loan or related document. The Trustee and the Fiscal Agent shall not be accountable for the use or application by the Depositor of any of the Certificates issued to it or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor in respect of the assignment of the Mortgage Loans to the Trust Fund, or any funds deposited in or withdrawn from the Custodial Account or any other account by or on behalf of the Depositor, the Master Servicer or the Special Servicer. The Trustee and the Fiscal Agent shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor, the Master Servicer or the Special Servicer, and accepted by the Trustee in good faith, pursuant to this Agreement.

                  SECTION 8.04. Trustee and Fiscal Agent May Own Certificates.

                  The Trustee, the Fiscal Agent or any agent of the Trustee and the Fiscal Agent, in its individual or any other capacity, may become the owner or pledgee of Certificates with (except as otherwise provided in the definition of "Certificateholder") the same rights it would have if it were not the Trustee, the Fiscal Agent or such agent.

                  SECTION 8.05. Fees and Expenses of Trustee; Indemnification of
                                and by Trustee.

                  (a) On each Distribution Date, the Trustee shall withdraw from the general funds on deposit in the Collection Account, prior to any distributions to be made therefrom on such date, and pay to itself the Trustee Fee for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates, as compensation for all services rendered by the Trustee in the execution of the trusts


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

hereby created and in the exercise and performance of any of the powers and duties of the Trustee hereunder. The Trustee Fees (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) shall constitute the Trustee's sole compensation for such services to be rendered by it.

                  (b) The Trustee and any director, officer, employee or agent of the Trustee shall be entitled to be indemnified for and held harmless by the Trust Fund against any loss, liability or reasonable "out-of-pocket" expense (including costs and expenses incurred in connection with removal of the Special Servicer and Master Servicer pursuant to Sections 7.01 and 7.02, costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) arising out of, or incurred in connection with, this Agreement or the Certificates ("Trustee Liability"); provided that such loss, liability or expense constitutes an "unanticipated expense" within the meaning of Treasury regulation Section 1.860G-1(b)(3)(ii); and provided, further, that neither the Trustee nor any of the other above specified Persons shall be entitled to indemnification pursuant to this Section 8.05(b) for (1) any liability specifically required to be borne thereby pursuant to the terms of this Agreement, or (2) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's obligations and duties hereunder, or as may arise from a breach of any representation, warranty or covenant of the Trustee made herein, or (3) any loss, liability or expense that constitutes allocable overhead. The provisions of this Section 8.05(b) and of Section 8.05(c) shall survive any resignation or removal of the Trustee and appointment of a successor trustee.

                  (c) If the Trustee Liability arises from the issuance or sale of the Certificates and the indemnification provided for in Section 8.05(b) is invalid or unenforceable, then the Trust Fund shall contribute to the amount paid or payable by the Trustee as a result of such Trustee Liability in such proportion as is appropriate to reflect the relative fault of any of the other parties on the one hand and the Trustee on the other in connection with the actions or omissions which resulted in such Trustee Liability, as well as any other relevant equitable considerations.

                  (d) The Trustee shall indemnify and hold harmless the Trust Fund against any losses arising out of any errors made solely by the Trustee in calculating distributions to be made hereunder and any other calculation or reporting hereunder (in each case not attributable to information provided to the Trustee by the Master Servicer or the Special Servicer); provided that such loss arose by reason of willful misfeasance, bad faith or negligence on the part of the Trustee. The provisions of this Section 8.05(d) shall survive any resignation or removal of the Trustee and appointment of a successor trustee.

                  SECTION 8.06. Eligibility Requirements for Trustee.

                  The Trustee hereunder shall at all times be a bank, a trust company, an association or a corporation organized and doing business under the laws of the United States of America or any state thereof or the District of Columbia, authorized under such laws to exercise trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state banking authority. If such bank, trust company, association or corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this section the combined capital and surplus of such bank, trust company, association or corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee shall at all times maintain a long-term unsecured debt rating of at least "Aa3" and "AA" (or, if a Fiscal Agent meeting the requirements of Section 8.17(a) is then currently acting in such capacity, of at least "A3" and "A-") from


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Moody's and S&P, respectively (or, in the case of either Rating Agency, such other rating as shall not result in an Adverse Rating Event, as confirmed in writing by such Rating Agency). If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07; provided that if the Trustee shall cease to be so eligible because its combined capital and surplus is no longer at least $50,000,000 or its long-term unsecured debt rating no longer conforms to the requirements of the immediately preceding sentence, and if the Trustee proposes to the other parties hereto to enter into an agreement with (and reasonably acceptable to) each of them, and if in light of such agreement the Trustee's continuing to act in such capacity would not (as evidenced in writing by each Rating Agency) cause an Adverse Rating Event, then upon the execution and delivery of such agreement the Trustee shall not be required to resign, and may continue in such capacity, for so long as none of the ratings assigned by the Rating Agencies to the Certificates is adversely affected thereby. The bank, trust company, corporation or association serving as Trustee may have normal banking and trust relationships with the Depositor, the Master Servicer, the Special Servicer and their respective Affiliates.

                  SECTION 8.07. Resignation and Removal of Trustee.

                  (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Master Servicer, the Special Servicer and all Certificateholders. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee acceptable to the Depositor by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Master Servicer, the Special Servicer and the Certificateholders by the Depositor. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

                  (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if the Trustee shall fail (other than by reason of the failure of either the Master Servicer or the Special Servicer to timely perform its obligations hereunder or as a result of other circumstances beyond the Trustee's reasonable control), to timely deliver or otherwise make available in accordance with this Agreement any current or revised Distribution Date Statement, CMSA Loan Periodic Update File, CMSA Property File, CMSA Financial File or other report or statement required by
Section 4.02 and such failure shall continue unremedied for a period of five days, or if a tax is imposed or threatened with respect to the Trust Fund by any state in which the Trustee is located or in which it holds any portion of the Trust Fund, then the Depositor may remove the Trustee and appoint a successor trustee acceptable to the Depositor and the Master Servicer by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Master Servicer, the Special Servicer and the Certificateholders by the successor trustee so appointed.

                  (c) The Holders of Certificates entitled to 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be


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delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor trustee so appointed. A copy of such instrument shall be delivered to the Depositor, the Special Servicer and the remaining Certificateholders by the successor trustee so appointed.

                  (d) In the event that the Trustee is terminated or removed pursuant to this Section 8.07, all of its and any corresponding Fiscal Agent's rights and obligations under this Agreement and in and to the Mortgage Loans shall be terminated, other than any rights or obligations that accrued prior to the date of such termination or removal (including the right to receive all fees, expenses and other amounts (including P&I Advances and accrued interest thereon) accrued or owing to it under this Agreement, with respect to periods prior to the date of such termination or removal, and no termination without cause shall be effective until the payment of such amounts to the Trustee and such Fiscal Agent).

                  (e) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08.

                  SECTION 8.08. Successor Trustee.

                  (a) Any successor trustee appointed as provided in Section
8.07 shall execute, acknowledge and deliver to the Depositor, the Master Servicer, the Special Servicer and to the predecessor trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee (at the expense of the Trust Fund if the Trustee has been removed in accordance with Section 8.07(c) without cause) all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held on its behalf by a third-party Custodian, which Custodian shall become the agent of the successor trustee), and the Depositor, the Master Servicer, the Special Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee all such rights, powers, duties and obligations, and to enable the successor trustee to perform its obligations hereunder.

                  (b) No successor trustee shall accept appointment as provided in this Section 8.08, unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

                  (c) Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, such successor trustee shall mail notice of the succession of such trustee hereunder to the Depositor, the Master Servicer, the Special Servicer and the Certificateholders.

                  SECTION 8.09. Merger or Consolidation of Trustee and Fiscal
                                Agent.

                  Any entity into which the Trustee or the Fiscal Agent may be merged or converted, or with which the Trustee or the Fiscal Agent may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Trustee or the Fiscal Agent shall be a party, or any entity succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee or the Fiscal Agent, as the case may be, hereunder, provided such entity shall be eligible under the


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provisions of Section 8.06 or Section 8.17, as applicable, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.

                  (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under
Section 8.08 hereof.

                  (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer or the Special Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

                  (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

                  (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts vested therein pursuant to the applicable instrument of appointment and this Section 8.10, shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  (e) The appointment of a co-trustee or separate trustee under this Section 8.10 shall not relieve the Trustee of its duties and responsibilities hereunder.


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                  SECTION 8.11. Appointment of Custodians.

                  The Trustee may appoint at the Trustee's expense one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee. Each Custodian shall be a depository institution supervised and regulated by a federal or state banking authority, shall have combined capital and surplus of at least $10,000,000, shall be qualified to do business in the jurisdiction in which it holds any Mortgage File and shall not be the Depositor, either Mortgage Loan Seller or any Affiliate of any of them. Neither the Master Servicer nor the Special Servicer shall have any duty to verify that any such Custodian is qualified to act as such in accordance with the preceding sentence. The Trustee may enter into agreements to appoint a Custodian which is not the Trustee, provided that, such agreement: (i) is consistent with this Agreement in all material respects and requires the Custodian to comply with all of the applicable conditions of this Agreement; (ii) provides that if the Trustee shall for any reason no longer act in the capacity of Trustee hereunder, the successor Trustee or its designee may thereupon assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the Custodian under such agreement or, alternatively, may terminate such agreement without cause and without payment of any penalty or termination fee; and (iii) does not permit the Custodian any rights of indemnification that may be satisfied out of assets of the Trust Fund. The appointment of one or more Custodians shall not relieve the Trustee from any of its obligations hereunder, and the Trustee shall remain responsible for all acts and omissions of any Custodian. In the absence of any other Person appointed in accordance herewith acting as Custodian, the Trustee agrees to act in such capacity in accordance with the terms hereof. Notwithstanding anything herein to the contrary, if the Trustee is no longer the Custodian, any provision or requirement herein requiring notice or any information or documentation to be provided to the Custodian shall be construed to require that such notice, information or documents also be provided to the Trustee. Any Custodian hereunder shall at all times maintain a fidelity bond and errors and omissions policy in amounts customary for custodians performing duties similar to those set forth in this Agreement and, in any event, satisfying the same requirements (including as to the insurer) as are applicable to any such bond or policy required to be maintained by the Master Servicer pursuant to Section 3.07.

                  SECTION 8.12. Appointment of Authenticating Agents.

                  (a) The Trustee may appoint at the Trustee's expense an Authenticating Agent, which shall be authorized to act on behalf of the Trustee in authenticating Certificates. The Trustee shall cause any such Authenticating Agent to execute and deliver to the Trustee an instrument in which such Authenticating Agent shall agree to act in such capacity, with the obligations and responsibilities herein. Each Authenticating Agent must be organized and doing business under the laws of the United States of America or of any State, authorized under such laws to carry on a trust business, have a combined capital and surplus of at least $15,000,000, and be subject to supervision or examination by federal or state authorities. Each Authenticating Agent shall be subject to the same obligations, standard of care, protection and indemnities as would be imposed on, or would protect, the Trustee hereunder. The appointment of an Authenticating Agent shall not relieve the Trustee from any of its obligations hereunder, and the Trustee shall remain responsible for all acts and omissions of the Authenticating Agent. In the absence of any other Person appointed in accordance herewith acting as Authenticating Agent, the Trustee hereby agrees to act in such capacity in accordance with the terms hereof. Notwithstanding anything herein to the contrary, if the Trustee is no longer the Authenticating Agent, any provision or requirement herein requiring notice or any information or documentation to be provided to the Authenticating Agent shall be construed to require that such notice, information or documentation also be provided to the Trustee.


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

                  (b) Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion, or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  (c) Any Authenticating Agent appointed in accordance with this
Section 8.12 may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Master Servicer, the Special Servicer and the Depositor. The Trustee may at any time terminate the agency of any Authenticating Agent appointed in accordance with this Section 8.12 by giving written notice of termination to such Authenticating Agent, the Master Servicer and the Depositor. Upon receiving a notice of such a resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.12, the Trustee may appoint a successor Authenticating Agent, in which case the Trustee shall give written notice of such appointment to the Master Servicer, the Certificate Registrar and the Depositor and shall mail notice of such appointment to all Holders of Certificates; provided, however, that no successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section
8.12. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

                  SECTION 8.13. Appointment of Tax Administrators.

                  (a) The Trustee may appoint at the Trustee's expense any Person with appropriate tax-related experience to act as Tax Administrator hereunder; provided that, in the absence of any other Person appointed in accordance herewith acting as Tax Administrator, the Trustee agrees to act in such capacity in accordance with the terms hereof. The appointment of a Tax Administrator shall not relieve the Trustee from any of its obligations hereunder, and the Trustee shall remain responsible for all acts and omissions of the Tax Administrator. The Trustee shall cause any such Tax Administrator appointed by it to execute and deliver to the Trustee an instrument in which such Tax Administrator shall agree to act in such capacity, with the obligations and responsibilities herein.

                  (b) Any Person into which any Tax Administrator may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion, or consolidation to which any Tax Administrator shall be a party, or any Person succeeding to the corporate agency business of any Tax Administrator, shall continue to be the Tax Administrator without the execution or filing of any paper or any further act on the part of the Trustee or the Tax Administrator.

                  (c) Any Tax Administrator appointed in accordance with this
Section 8.13 may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Master Servicer, the Special Servicer and the Depositor. The Trustee may at any time terminate the agency of any Tax Administrator appointed in accordance with this Section 8.13 by giving written notice of termination to such Tax Administrator, the Master Servicer, and the Depositor. Upon receiving a notice of such a resignation or upon such a termination, or in case at any time any Tax Administrator shall cease to be eligible in accordance with the provisions of this Section 8.13, the Trustee may appoint a successor Tax Administrator, in which case the Trustee shall give written notice of such appointment to


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the Master Servicer, the Special Servicer and the Depositor and shall mail notice of such appointment to all Holders of Certificates; provided, however, that no successor Tax Administrator shall be appointed unless eligible under the provisions of this Section 8.13. Any successor Tax Administrator upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Tax Administrator.

                  SECTION 8.14. Access to Certain Information.

                  (a) The Trustee shall afford to the Master Servicer, the Special Servicer and the Depositor, and to the OTS, the FDIC and any other banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to any documentation regarding the Mortgage Loans within its control that may be required to be provided by this Agreement or by applicable law. Such access shall be afforded without charge but only upon reasonable prior written request and during normal business hours at the offices of the Trustee designated by it.

                  (b) The Trustee shall maintain in its possession and, upon reasonable prior written request and during normal business hours, shall make available at its offices for review by the Depositor, the Rating Agencies and their designees, the Controlling Class Representative and, subject to the succeeding paragraph, any Certificateholder, Certificate Owner or Person identified to the Trustee as a prospective Transferee of a Certificate or an interest therein, originals and/or copies of the following items: (i) the Prospectus, any private placement memorandum and any other disclosure document relating to the Certificates, in the form most recently provided to the Trustee by the Depositor or by any Person designated by the Depositor; (ii) this Agreement, each Sub-Servicing Agreement delivered to the Trustee since the Closing Date and any amendments hereto or thereto; (iii) all Certificateholder Reports made available to Certificateholders pursuant to Section 4.02(a) since the Closing Date; (iv) all Annual Performance Certifications delivered by the Master Servicer and the Special Servicer, respectively, to the Trustee since the Closing Date; (v) all Annual Accountants' Reports caused to be delivered by or on behalf of the Master Servicer and the Special Servicer, respectively, to the Trustee since the Closing Date; (vi) any and all notices and reports delivered to the Trustee with respect to any Mortgaged Property as to which the environmental testing contemplated by Section 3.09(c) revealed that either of the conditions set forth in clauses (i) and (ii) of the first sentence thereof was not satisfied; (vii) each of the Mortgage Files, including any and all modifications, extensions, waivers and amendments of the terms of a Mortgage Loan entered into or consented to by the Master Servicer or the Special Servicer and delivered to the Trustee pursuant to Section 3.20; (viii) the most recent appraisal for each Mortgaged Property and REO Property that has been delivered to the Trustee (each appraisal obtained hereunder with respect to any Mortgaged Property or REO Property to be delivered to the Trustee by the Master Servicer or Special Servicer, as applicable, promptly following its having been obtained); (ix) any and all Officer's Certificates and other evidence delivered to or by the Trustee to support its, the Master Servicer's, the Special Servicer's or the Fiscal Agent's, as the case may be, determination that any Advance was (or, if made, would be) a Nonrecoverable Advance; (x) any and all information provided to the Trustee pursuant to Section 6.11(a); (xi) the Schedule of Exceptions to Mortgage File Delivery prepared by the Trustee pursuant to Section 2.02(a) and any exception report prepared by the Trustee pursuant to Section 2.02(b); (xii) all notices of a breach of representation and warranty given by or received by the Trustee with respect to any party hereto; and (xiii) any Officer's Certificate delivered to the Trustee by the Special Servicer in connection with a Final Recovery Determination pursuant to Section 3.09(h). The Trustee shall provide copies of any and all of the foregoing items upon written request of any of the parties set forth in the previous sentence; however, except in the case of the Rating


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Agencies, the Trustee shall be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies. Upon the reasonable request of any Certificateholder, or any Certificate Owner identified to the Trustee to the Trustee's reasonable satisfaction, the Trustee shall request from the Master Servicer copies (at the expense of such Certificateholder or Certificate Owner if the Master Servicer or Special Servicer charges a fee to cover the reasonable cost of making such copies available) of any inspection reports prepared by the Master Servicer or the Special Servicer, copies of any operating statements, rent rolls and financial statements obtained by the Master Servicer or the Special Servicer and copies of any Operating Statement Analysis Reports and NOI Adjustment Worksheets prepared by the Master Servicer or the Special Servicer; and, upon receipt, the Trustee shall make such items available to the requesting Certificateholder or Certificate Owner.

                  In connection with providing access to or copies of the items described in the preceding paragraph, the Trustee shall require: (i) in the case of Certificate Owners, a written confirmation executed by the requesting Person substantially in the form of Exhibit Y-1 (or in such other form as may be reasonably acceptable to the Trustee) generally to the effect that such Person is a beneficial holder of Book-Entry Certificates and will keep such information confidential (except that such Certificate Owner may provide such information to any other Person that holds or is contemplating the purchase of any Certificate or interest therein, provided that such other Person confirms in writing such ownership interest or prospective ownership interest and agrees to keep such information confidential); and (ii) in the case of a prospective purchaser of a Certificate or an interest therein, confirmation executed by the requesting Person substantially in the form of Exhibit Y-2 (or in such other form as may be reasonably acceptable to the Trustee) generally to the effect that such Person is a prospective purchaser of a Certificate or an interest therein, is requesting the information for use in evaluating a possible investment in Certificates and will otherwise keep such information confidential. The Holders of the Certificates, by their acceptance thereof, will be deemed to have agreed to keep such information confidential (except that any Holder may provide any such information obtained by it to any other Person that holds or is contemplating the purchase of any Certificate or interest therein, provided that such other Person confirms in writing such ownership interest or prospective ownership interest and agrees to keep such information confidential).

                  (c) The Trustee shall not be liable for providing or disseminating information in accordance with Section 8.14(a) or (b).

                  SECTION 8.15. Reports to the Securities and Exchange
                                Commission and Related Reports.

                  (a) With respect to the Trust's fiscal year 2000 (and, if as of the beginning of any other fiscal year for the Trust, the Registered Certificates are held (directly or, in the case of Registered Certificates held in book-entry form, through the Depository) by at least 300 Holders and/or Depository Participants having accounts with the Depository), the Trustee shall:

                    (i) during such fiscal year, in accordance with the Exchange
               Act, the rules and regulations promulgated thereunder and applicable "no-action letters" issued by the Commission, prepare for filing, execute and properly file with the Commission monthly, with respect to the Trust, a Current Report on Form 8-K with copies of the Distribution Date Statements, Mortgage Pool Data Update Reports and Unrestricted Servicer Reports attached as exhibits;


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

                    (ii) during such fiscal year, (A) monitor for and promptly notify the Depositor of the occurrence or existence of any of the matters identified in Section 11.11(a) and/or Section 8.15(b) (in each case to the extent that a Responsible Officer of the Trustee has actual knowledge thereof), (B) cooperate with the Depositor in obtaining all necessary information in order to enable the Depositor to prepare a Current Report on Form 8-K reporting any such matter in accordance with the Exchange Act, the rules and regulations promulgated thereunder and applicable "no-action letters" issued by the Commission, and (C) execute and promptly file with the Commission any such Current Report on Form 8-K prepared by or on behalf of the Depositor and delivered to the Trustee; and

                    (iii) within ninety (90) days following the end of such
               fiscal year, prepare, execute and properly file with the Commission, with respect to the Trust, an Annual Report on Form 10-K which complies in all material respects with the requirements of the Exchange Act, the rules and regulations promulgated thereunder and applicable "no-action letters" issued by the Commission;

provided that (x) the Trustee shall not have any responsibility to file any items (other than those generated by it) that have not been received in a format suitable (or readily convertible into a format suitable) for electronic filing via the EDGAR system and shall not have any responsibility to convert any such items (other than those generated by it or that are readily convertible) to such format and (y) the Depositor shall be responsible for preparing, executing and filing (via the EDGAR system within fifteen (15) days following the Closing
Date) a Current Report on Form 8-K reporting the establishment of the Trust and whereby this Agreement is filed as an exhibit. Each of the other parties to this Agreement shall deliver to the Trustee in the format required (or readily convertible into the format required) for electronic filing via the EDGAR system any and all items (including, in the case of the Master Servicer and the Special Servicer, Unrestricted Servicer Reports) contemplated to be filed with the Commission pursuant to this Section 8.15(a).

                  (b) At all times during the Trust's fiscal year 2000 (and, if as of the beginning of any other fiscal year for the Trust, the Registered Certificates are held (directly or, in the case of Registered Certificates held in book-entry form, through the Depository) by at least 300 Holders and/or Depository Participants having accounts with the Depository, at all times during such other fiscal year), the Trustee shall promptly notify the Depositor of the occurrence or existence of any of the following matters of which a Responsible Officer of the Trustee has actual knowledge:

                    (i) any failure of the Trustee to make any monthly
               distributions to the Holders of any Class of Certificates, which failure is not otherwise reflected in the Certificateholder Reports filed with the Commission or has not otherwise been reported to the Depositor pursuant to any other section of this Agreement;

                    (ii) any acquisition or disposition by the Trust of a
               Mortgage Loan or an REO Property, which acquisition or disposition has not otherwise been reflected in the Certificateholder Reports filed with the Commission or has not otherwise been reported to the Depositor pursuant to any other section of this Agreement;

                    (iii) any other acquisition or disposition by the Trust of a significant amount of assets (other than Permitted Investments, Mortgage Loans and REO Properties), other than in the normal course of business;


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

                    (iv) any change in the fiscal year of the Trust;

                    (v) any material legal proceedings, other than ordinary
               routine litigation incidental to the business of the Trust, to which the Trust (or any party to this Agreement on behalf of the Trust) is a party or of which any property included in the Trust Fund is subject, or any threat by a governmental authority to bring any such legal proceedings;

                    (vi) any event of bankruptcy, insolvency, readjustment of
               debt, marshalling of assets and liabilities, or similar proceedings in respect of or pertaining to the Trust or any party to this Agreement, or any actions by or on behalf of the Trust or any party to this Agreement indicating its bankruptcy, insolvency or inability to pay its obligations; and

                    (vii) any change in the rating or ratings assigned to any
               Class of Certificates not otherwise reflected in the Certificateholder Reports filed with the Commission;

provided that (1) the actual knowledge of a Responsible Officer of the Trustee of any material legal proceedings of which property included in the Trust Fund is subject or of any material legal proceedings threatened by a governmental authority is limited (except where the Trustee received information regarding such proceeding from the Master Servicer or the Special Servicer pursuant to subsection (c) below) to circumstances where it would be reasonable for the Trustee to identify such property as an asset of, or as securing an asset of, the Trust or such threatened proceedings as concerning the Trust and (2) no Responsible Officer of the Trustee shall be deemed to have actual knowledge of the matters described in clauses (vi) and (vii) of this Section 8.15(b) unless
(x) any such matter contemplated in clause (vi) occurred or related specifically to the Trust or (y) such Responsible Officer was notified in a written instrument addressed to it.

                  (c) The Master Servicer, the Special Servicer and the Depositor shall each, as applicable, promptly notify the Trustee of the occurrence or existence of any of the following matters of which a Servicing Officer thereof has actual knowledge:

                    (i) any material legal proceedings, other than ordinary
               routine litigation incidental to the business of such Person, to which the Trust or such Person or such Person on behalf of the Trust is a party or of which any property included in the Trust Fund is subject, or any threat by a governmental authority to bring any such legal proceedings; and

                    (ii) any event of bankruptcy, insolvency, readjustment of
               debt, marshalling of assets and liabilities, or similar proceedings in respect of such Person or the Trust, or any actions by or on behalf of such Person or the Trust indicating its bankruptcy, insolvency or inability to pay its obligations.

                  (d) If as of the beginning of any fiscal year for the Trust (other than fiscal year 2000), the Registered Certificates are held (directly or, in the case of Registered Certificates held in book-entry form, through the Depository) by less than 300 Holders and/or Depository Participants having accounts with the Depository, the Trustee shall, in accordance with the Exchange Act and the rules and regulations promulgated thereunder, timely file a Form 15 with respect to the Trust.


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                  SECTION 8.16. Representations and Warranties of Trustee.

                  (a) The Trustee hereby represents and warrants to the Master Servicer, the Special Servicer and the Depositor and for the benefit of the Certificateholders, as of the Closing Date, that:

                    (i) The Trustee is a national banking association duly
               organized, validly existing and in good standing under the laws of the United States of America.

                    (ii) The execution and delivery of this Agreement by the
               Trustee, and the performance and compliance with the terms of this Agreement by the Trustee, will not violate the Trustee's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                    (iii) Except to the extent that the laws of certain
               jurisdictions in which any part of the Trust Fund may be located require that a co-trustee or separate trustee be appointed to act with respect to such property as contemplated by Section 8.10, the Trustee has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                    (iv) This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of the Trustee, enforceable against the Trustee in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                    (v) The Trustee is not in violation of, and its execution
               and delivery of this Agreement and its performance and compliance with the terms of this Agreement, including, but not limited to, its responsibility to make P&I Advances if the Master Servicer fails to make a P&I Advance, will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Trustee's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

                    (vi) No litigation is pending or, to the best of the
               Trustee's knowledge, threatened against the Trustee that, if determined adversely to the Trustee, would prohibit the Trustee from entering into this Agreement or, in the Trustee's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

                    (vii) Any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Trustee of or compliance by the Trustee with this Agreement, or the consummation of the transactions contemplated by this Agreement, has been obtained and is effective, except where


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               the lack of consent, approval, authorization or order would not have a material adverse effect on the performance by the Trustee under this Agreement.

                    (viii) The Trustee is eligible to act as trustee hereunder in accordance with Section 8.06.

                  (b) The representations and warranties of the Trustee set forth in Section 8.16(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust Fund remains in existence. Upon discovery by any party hereto of any breach of any of the foregoing representations, warranties and covenants, the party discovering such breach shall give prompt written notice thereof to the other parties hereto.

                  (c) Any successor Trustee shall be deemed to have made, as of the date of its succession, each of the representations and warranties set forth in Section 8.16(a), subject to such appropriate modifications to the representation and warranty set forth in Section 8.16(a)(i) to accurately reflect such successor's jurisdiction of organization and whether it is a corporation, partnership, bank, association or other type of organization.

                  SECTION 8.17. The Fiscal Agent.

                  (a) The Fiscal Agent shall at all times maintain a long-term unsecured debt rating of no less than "Aa3" from Moody's and "AA" from S&P (or, in the case of either Rating Agency, such lower rating as will not (as confirmed in writing by such Rating Agency) result in an Adverse Rating Event).

                  (b) To the extent that the Trustee is required, pursuant to the terms of this Agreement, to make any Advance, whether as successor master servicer or otherwise, and has failed to do so in accordance with the terms hereof, the Fiscal Agent shall make such Advance when and as required by the terms of this Agreement on behalf the Trustee as if the Fiscal Agent were the Trustee hereunder. To the extent that the Fiscal Agent makes an Advance pursuant to this Section 8.17(b) or otherwise pursuant to this Agreement, the obligations of the Trustee under this Agreement in respect of such Advance shall be satisfied. Notwithstanding anything contained in this Agreement to the contrary, the Fiscal Agent shall be entitled to all limitations on liability, rights of reimbursement and indemnities that the Trustee is entitled to hereunder as if it were the Trustee.

                  (c) All fees and expenses of the Fiscal Agent (other than interest owed to the Fiscal Agent in respect of unreimbursed Advances) incurred by the Fiscal Agent in connection with the transactions contemplated by this Agreement shall be borne by the Trustee, and neither the Trustee nor the Fiscal Agent shall be entitled to reimbursement therefor from any of the Trust Fund, the Depositor, the Master Servicer or the Special Servicer.

                  (d) The obligations of the Fiscal Agent set forth in this
Section 8.17 or otherwise pursuant to this Agreement shall exist only for so long as the Trustee that appointed it (or, in the case of the initial Fiscal Agent, so long as the initial Trustee) shall act as Trustee hereunder. The Fiscal Agent may resign or be removed by the Trustee only if and when the existence of such Fiscal Agent is no longer necessary for such Trustee to satisfy the eligibility requirements of Section 8.06; provided that the Fiscal Agent shall be deemed to have resigned at such time as the Trustee that appointed it (or, in the case of the initial Fiscal Agent, at such time as the initial Trustee) resigns or is removed as Trustee hereunder (in which case the responsibility for appointing a successor Fiscal Agent shall belong to the successor Trustee, and which appointment the


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successor Trustee shall use its best efforts to make, insofar as such appointment is necessary for such successor Trustee to satisfy the eligibility requirements of Section 8.06). Any successor fiscal agent so appointed shall be required to execute and deliver to the other parties hereto a written agreement to assume and perform the duties of the Fiscal Agent set forth in this Agreement; provided that no such successor shall become Fiscal Agent hereunder unless either (i) it satisfies the rating requirements of Section 8.17(a) or
(ii) the Trustee shall have received written confirmation from each Rating Agency that the succession of such proposed successor fiscal agent would not, in and of itself, result in an Adverse Rating Event.

                  (e) The Trustee shall promptly notify the other parties hereto and the Certificateholders in writing of the appointment, resignation or removal of any Fiscal Agent.

                  SECTION 8.18. Representations and Warranties of Fiscal Agent.

                  (a) The Fiscal Agent hereby represents and warrants to each of the other parties hereto and for the benefit of the Certificateholders, as the Closing Date, that:

                    (i) The Fiscal Agent is a banking association duly
               organized, validly existing and in good standing under the laws of the Netherlands.

                    (ii) The execution and delivery of this Agreement by the
               Fiscal Agent, and the performance and compliance with the terms of this Agreement by the Fiscal Agent, will not violate the Fiscal Agent's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a material breach of, any material agreement or other instrument to which it is a party or by which it is bound.

                    (iii) The Fiscal Agent has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                    (iv) This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of the Fiscal Agent, enforceable against the Fiscal Agent in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                    (v) The Fiscal Agent is not in violation of, and its
               execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Fiscal Agent's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Fiscal Agent to perform its obligations under this Agreement or the financial condition of the Fiscal Agent.

                    (vi) No litigation is pending or, to the best of the Fiscal
               Agent's knowledge, threatened against the Fiscal Agent that, if determined adversely to the Fiscal Agent, would


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

               prohibit the Fiscal Agent from entering into this Agreement or, in the Fiscal Agent's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Fiscal Agent to perform its obligations under this Agreement or the financial condition of the Fiscal Agent.

                    (vii) Any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Fiscal Agent of or compliance by the Fiscal Agent with this Agreement, or the consummation of the transactions contemplated by this Agreement, has been obtained and is effective, except where the lack of consent, approval, authorization or order would not have a material adverse effect on the performance by the Fiscal Agent under this Agreement.

                  (b) The representations and warranties of the Fiscal Agent set forth in Section 8.18(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust Fund remains in existence. Upon discovery by any party hereto of any breach of any of the foregoing representations and warranties, the party discovering such breach shall given prompt written notice thereof to the other parties hereto.

                  (c) Any successor Fiscal Agent shall be deemed to have made, as of the date of its succession, each of the representations and warranties set forth in Section 8.18(a) subject to such appropriate modifications to the representations and warranties set forth in Section 8.18(a)(i) to accurately reflect such successor's jurisdiction of organization and whether it is a corporation, partnership, bank, association or other type of organization.










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                                   ARTICLE IX

                                   TERMINATION

                  SECTION 9.01. Termination Upon Repurchase or Liquidation of
                                All Mortgage Loans.

                  Subject to Section 9.02, the Trust Fund and the respective obligations and responsibilities under this Agreement of the Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent and the Trustee (other than the obligations of the Trustee to provide for and make payments to Certificateholders as hereafter set forth) shall terminate upon payment (or provision for payment): (i) to the Certificateholders of all amounts held by or on behalf of the Trustee and required hereunder to be so paid on the Distribution Date following the earlier to occur of (A) the purchase by the Depositor, the Master Servicer, Lehman Brothers, the Special Servicer or any Controlling Class Certificateholder of all Mortgage Loans and each REO Property remaining in REMIC I at a price equal to (1) the sum (x) of the aggregate Purchase Price of all the Mortgage Loans and (y) the aggregate Appraised Values of any REO Properties then included in REMIC I, minus (2) if the purchaser is the Master Servicer or the Special Servicer, the aggregate amount of unreimbursed Advances made by such Person, together with any interest accrued and payable to such Person in respect of unreimbursed Advances in accordance with Section 3.11(g) and, in the case of the Master Servicer, Section 4.03(d), and any unpaid servicing compensation remaining outstanding (which items shall be deemed to have been paid or reimbursed to the Master Servicer or the Special Servicer, as the case may be, in connection with such purchase), and (B) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in REMIC I; and (ii) to the Trustee, the Fiscal Agent, the Master Servicer, the Special Servicer and the members, managers, officers, directors, employees and/or agents of each of them of all amounts which may have become due and owing to any of them hereunder; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

                  Any Controlling Class Certificateholder (with priority among two or more such Holders being given to the Holder of Certificates representing the greatest Percentage Interest in the Controlling Class), the Depositor, Lehman Brothers, the Special Servicer or the Master Servicer, in that order of priority, may at its option elect to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I as contemplated by clause (i) of the preceding paragraph by giving written notice to the other parties hereto no later than 60 days prior to the anticipated date of purchase; provided, however, that (i) the aggregate Stated Principal Balance of the Mortgage Pool at the time of such election is less than 1% of the aggregate Cut-off Date Balance of the Mortgage Pool set forth in the Preliminary Statement, and (ii) no such Person shall have the right to effect such a purchase if, within 30 days following its delivery of a notice of election pursuant to this paragraph, any other such Person with a higher priority shall give notice of its election to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I and shall thereafter effect such purchase in accordance with the terms hereof. If the Trust Fund is to be terminated in connection with the Master Servicer's, the Special Servicer's, a Controlling Class Certificateholder's, Lehman Brothers' or the Depositor's purchase of all of the Mortgage Loans and each REO Property remaining in REMIC I, the Master Servicer, the Special Servicer, such Controlling Class Certificateholder, Lehman Brothers or the Depositor, as applicable, shall deliver to the Trustee not later than the fifth Business Day preceding the Distribution Date on which the final distribution on the Certificates is to occur: (x) for deposit in the Custodial Account, an


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

amount in immediately available funds equal to the above-described purchase price; and (y) an Opinion of Counsel, at the expense of the party effecting the purchase, stating that the termination of the Trust satisfies the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder. In addition, the Master Servicer shall transfer to the Collection Account all amounts required to be transferred thereto on such Master Servicer Remittance Date from the Custodial Account pursuant to the first paragraph of
Section 3.04(b), together with any other amounts on deposit in the Custodial Account that would otherwise be held for future distribution. Upon confirmation that such final deposits have been made, the Trustee shall release or cause to be released to the Master Servicer, the Special Servicer, the purchasing Controlling Class Certificateholder, Lehman Brothers or the Depositor, as applicable, the Mortgage Files for the remaining Mortgage Loans and shall execute all assignments, endorsements and other instruments furnished to it by the Master Servicer, the Special Servicer, the purchasing Controlling Class Certificateholder, Lehman Brothers or the Depositor, as applicable, as shall be necessary to effectuate transfer of the Mortgage Loans and REO Properties to the Master Servicer, the Special Servicer, the purchasing Controlling Class Certificateholder, Lehman Brothers or the Depositor (or their respective designees), as applicable. Any transfer of Mortgage Loans pursuant to this paragraph shall be on a servicing-released basis.

                  Notice of any termination shall be given promptly by the Trustee by letter to Certificateholders mailed (a) if such notice is given in connection with the Depositor's, the Master Servicer's, the Special Servicer's, Lehman Brothers' or a Controlling Class Certificateholder's purchase of the Mortgage Loans and each REO Property remaining in REMIC I, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of the final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the eighth day of such month, in each case specifying (i) the Distribution Date upon which the Trust Fund will terminate and final payment of the Certificates will be made, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the offices of the Certificate Registrar or such other location therein designated. The Trustee shall give such notice to the Master Servicer, the Special Servicer and the Depositor at the time such notice is given to Certificateholders.

                  Upon presentation and surrender of the Certificates by the Certificateholders on the final Distribution Date, the Trustee shall distribute to each Certificateholder so presenting and surrendering its Certificates such Certificateholder's Percentage Interest of that portion of the amounts then on deposit in the Collection Account that are allocable to payments on the Class of Certificates so presented and surrendered. Amounts on deposit in the Collection Account as of the final Distribution Date, exclusive of any portion thereof that would be payable to any Person in accordance with clauses (ii) through (vii) of
Section 3.05(b), and further exclusive of any portion thereof that represents Prepayment Premiums, Yield Maintenance Charges and/or Additional Interest, shall be allocated in the following order of priority, in each case to the extent of remaining available funds:

                    (i) to distributions of interest to the Holders of the
               respective Classes of the Senior Certificates, up to an amount equal to, and pro rata in accordance with, all Distributable Certificate Interest in respect of each such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                    (ii) to distributions of principal to the Holders of the
               respective Classes of Class A Certificates, up to an amount equal to, and pro rata in accordance with, the Class


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

               Principal Balance of each such Class of Certificates outstanding immediately prior to such Distribution Date;

                    (iii) to distributions to the Holders of the respective
               Classes of Class A Certificates, up to an amount equal to, pro rata in accordance with, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to each such Class of Certificates pursuant to Section 4.04(a) and not previously reimbursed;

                    (iv) to distributions of interest to the Holders of the
               Class B Certificates, up to an amount equal to all Distributable Certificate Interest in respect of the Class B Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                    (v) to distributions of principal to the Holders of the
               Class B Certificates, up to an amount equal to the Class Principal Balance of the Class B Certificates outstanding immediately prior to such Distribution Date;

                    (vi) to distributions to the Holders of the Class B
               Certificates, up to an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class B Certificates pursuant to
               Section 4.04(a) and not previously reimbursed;

                    (vii) to distributions of interest to the Holders of the
               Class C Certificates up to an amount equal to all Distributable Certificate Interest in respect of the Class C Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                    (viii) to distributions of principal to the Holders of the
               Class C Certificates, up to an amount equal to the Class Principal Balance of the Class C Certificates outstanding immediately prior to such Distribution Date;

                    (ix) to distributions to the Holders of the Class C
               Certificates, up to an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class C Certificates pursuant to
               Section 4.04(a) and not previously reimbursed;

                    (x) to distributions of interest to the Holders of the Class
               D Certificates, up to an amount equal to all Distributable Certificate Interest in respect of the Class D Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                    (xi) to distributions of principal to the Holders of the
               Class D Certificates, up to an amount equal to the Class Principal Balance of the Class D Certificates outstanding immediately prior to such Distribution Date;

                    (xii) to distributions to the Holders of the Class D
               Certificates, up to an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class D Certificates pursuant to
               Section 4.04(a) and not previously reimbursed;


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

                    (xiii) to distributions of interest to the Holders of the
               Class E Certificates, up to an amount equal to all Distributable Certificate Interest in respect of the Class E Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                    (xiv) to distributions of principal to the Holders of the
               Class E Certificates, up to an amount equal to the Class Principal Balance of the Class E Certificates outstanding immediately prior to such Distribution Date;

                    (xv) to distributions to the Holders of the Class E
               Certificates, up to an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class E Certificates pursuant to
               Section 4.04(a) and not previously reimbursed;

                    (xvi) to distributions of interest to the Holders of the
               Class F Certificates, up to an amount equal to all Distributable Certificate Interest in respect of the Class F Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                    (xvii) to distributions of principal to the Holders of the
               Class F Certificates, up to an amount equal to the Class Principal Balance of the Class F Certificates outstanding immediately prior to such Distribution Date;

                    (xviii) to distributions to the Holders of the Class F
               Certificates, up to an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class F Certificates pursuant to
               Section 4.04(a) and not previously reimbursed;

                    (xix) to distributions of interest to the Holders of the
               Class G Certificates, up to an amount equal to all Distributable Certificate Interest in respect of the Class G Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                    (xx) to distributions of principal to the Holders of the
               Class G Certificates, up to an amount equal to the Class Principal Balance of the Class G Certificates outstanding immediately prior to such Distribution Date;

                    (xxi) to distributions to the Holders of the Class G
               Certificates, up to an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class G Certificates pursuant to
               Section 4.04(a) and not previously reimbursed;

                    (xxii) to distributions of interest to the Holders of the
               Class H Certificates, up to an amount equal to all Distributable Certificate Interest in respect of the Class H Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                    (xxiii) to distributions of principal to the Holders of the
               Class H Certificates, up to an amount equal to the Class Principal Balance of the Class H Certificates outstanding immediately prior to such Distribution Date;


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

                    (xxiv) to distributions to the Holders of the Class H
               Certificates up to an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class H Certificates pursuant to
               Section 4.04(a) and not previously reimbursed;

                    (xxv) to distributions of interest to the Holders of the
               Class J Certificates, up to an amount equal to all Distributable Certificate Interest in respect of the Class J Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                    (xxvi) to distributions of principal to the Holders of the
               Class J Certificates, up to an amount equal to the Class Principal Balance of the Class J Certificates outstanding immediately prior to such Distribution Date;

                    (xxvii) to distributions to the Holders of the Class J
               Certificates, up to an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class J Certificates pursuant to
               Section 4.04(a) and not previously reimbursed;

                    (xxviii) to distributions of interest to the Holders of the
               Class K Certificates, up to an amount equal to all Distributable Certificate Interest in respect of the Class K Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                    (xxix) to distributions of principal to the Holders of the
               Class K Certificates, up to an amount equal to the Class Principal Balance of the Class K Certificates outstanding immediately prior to such Distribution Date;

                    (xxx) to distributions to the Holders of the Class K
               Certificates, up to an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class K Certificates pursuant to
               Section 4.04(a) and not previously reimbursed;

                    (xxxi) to distributions of interest to the Holders of the
               Class L Certificates, up to an amount equal to all Distributable Certificate Interest in respect of the Class L Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                    (xxxii) to distributions of principal to the Holders of the
               Class L Certificates, up to an amount equal to the Class Principal Balance of the Class L Certificates outstanding immediately prior to such Distribution Date;

                    (xxxiii) to distributions to the Holders of the Class L
               Certificates, up to an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class L Certificates pursuant to
               Section 4.04(a) and not previously reimbursed;

                    (xxxiv) to distributions of interest to the Holders of the
               Class M Certificates, up to an amount equal to all Distributable Certificate Interest in respect of the Class M Certificates


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

               for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                    (xxxv) to distributions of principal to the Holders of the
               Class M Certificates, up to an amount equal to the Class Principal Balance of the Class M Certificates outstanding immediately prior to such Distribution Date;

                    (xxxvi) to distributions to the Holders of the Class M
               Certificates, up to an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class M Certificates pursuant to
               Section 4.04(a) and not previously reimbursed;

                    (xxxvii) to distributions of interest to the Holders of the
               Class N Certificates, up to an amount equal to all Distributable Certificate Interest in respect of the Class N Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                    (xxxviii) to distributions of principal to the Holders of
               the Class N Certificates, up to an amount equal to the Class Principal Balance of the Class N Certificates outstanding immediately prior to such Distribution Date;

                    (xxxix) to distributions to the Holders of the Class N
               Certificates, up to an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class N Certificates pursuant to
               Section 4.04(a) and not previously reimbursed;

                    (xl) to distributions of interest to the Holders of the
               Class P Certificates, up to an amount equal to all Distributable Certificate Interest in respect of the Class P Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                    (xli) to distributions of principal to the Holders of the
               Class P Certificates, up to an amount equal to the Class Principal Balance of the Class P Certificates outstanding immediately prior to such Distribution Date;

                    (xlii) to distributions to the Holders of the Class P
               Certificates, up to an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class P Certificates pursuant to
               Section 4.04(a) and not previously reimbursed;

                    (xliii) to make distributions to the Holders of the Class
               R-III Certificates, up to an amount equal to the excess, if any, of (A) the aggregate distributions (other than distributions of Net Prepayment Consideration) deemed made in respect of the REMIC II Regular Interests on such Distribution Date pursuant to
               Section 4.01(j), over (B) the aggregate distributions made in respect of the Regular Interest Certificates on such Distribution Date pursuant to clauses (i) through (xlii) above;

                    (xliv) to make distributions to the Holders of the Class
               R-II Certificates, up to an amount equal to the excess, if any, of (A) the aggregate distributions (other than distributions of Net Prepayment Consideration) deemed made in respect of the REMIC I Regular Interests


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

               on such Distribution Date pursuant to Section 4.01(k), over (B) the aggregate distributions (other than distributions of Net Prepayment Consideration) deemed made in respect of the REMIC II Regular Interests on such Distribution Date pursuant to Section 4.01(j); and

                    (xlv) to distributions to the Holders of the Class R-I
               Certificates, up to an amount equal to the balance, if any, of the Available Distribution Amount for such Distribution Date remaining after the distributions to be made on such Distribution Date pursuant to clauses (i) through (xliv) above.

                  All distributions of interest made in respect of the Class X Certificates on the final Distribution Date pursuant to clause (i) above, shall be deemed to have been made in respect of the respective Components of such Class, pro rata in accordance with the respective amounts of Distributable Component Interest in respect of such Components for such Distribution Date and, to the extent not previously deemed paid pursuant to Section 4.01(a), for all prior Distribution Dates.

                  Any Prepayment Premiums and Yield Maintenance Charges on deposit in the Collection Account as of the final Distribution Date (net of any Workout Fees and/or Liquidation Fees payable therefrom) shall be distributed among the Holders of the Class X, Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates in accordance with Section 4.01(c).

                  Any amounts representing Additional Interest on deposit in the Collection Account as of the Final Distribution Date shall be distributed to the Holders of the Class P Certificates in accordance with Section 4.01(d).

                  Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held uninvested in trust and credited to the account or accounts of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 9.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee, directly or through an agent, shall take such reasonable steps to contact the remaining non-tendering Certificateholders concerning the surrender of their Certificates as it shall deem appropriate. The costs and expenses of holding such funds in trust and of contacting such Certificateholders following the first anniversary of the delivery of such second notice to the non-tendering Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any former Holder on any amount held in trust hereunder. If by the second anniversary of the delivery of such second notice, all of the Certificates shall not have been surrendered for cancellation, then, subject to applicable law, the Trustee shall distribute to the Class R-III Certificateholders all unclaimed funds and other assets which remain subject hereto.

                  All actual distributions on the respective Classes of REMIC III Certificates on the final Distribution Date in accordance with foregoing provisions of this Section 9.01 shall be deemed to first have been distributed from REMIC I to REMIC II on the various REMIC I Regular Interests in accordance with Section 4.01(k) and then from REMIC II to REMIC III on the various REMIC II Regular Interests in accordance with Section 4.01(j).


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

                  SECTION 9.02. Additional Termination Requirements.

                  (a) If the Depositor, Lehman Brothers, any Controlling Class Certificateholder, the Special Servicer or the Master Servicer purchases all of the Mortgage Loans and each REO Property remaining in REMIC I as provided in
Section 9.01, the Trust Fund (and, accordingly, each REMIC Pool) shall be terminated in accordance with the following additional requirements, unless the Person effecting such purchase obtains at its own expense and delivers to the Trustee and the Tax Administrator, an Opinion of Counsel, addressed to the Trustee and the Tax Administrator, to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.02 will not result in an Adverse REMIC Event or an Adverse Grantor Trust Event:

                    (i) the Tax Administrator shall specify the first day in the
               90-day liquidation period in a statement attached to the final Tax Return for each REMIC Pool pursuant to Treasury regulation
               Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder as set forth in the Opinion of Counsel obtained pursuant to Section 9.01 from the party effecting the purchase of all the Mortgage Loans and REO Property remaining in REMIC I;

                    (ii) during such 90-day liquidation period and at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of REMIC I to the Master Servicer, Lehman Brothers, the purchasing Controlling Class Certificateholder, the Special Servicer or the Depositor, as applicable, for cash; and

                    (iii) at the time of the making of the final payment on the
               Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Certificateholders in accordance with Section 9.01 all cash on hand (other than cash retained to meet claims), and each REMIC Pool shall terminate at that time.

                  (b) By their acceptance of Certificates, the Holders thereof hereby agree to authorize the Tax Administrator to specify the 90-day liquidation period for each REMIC Pool, which authorization shall be binding upon all successor Certificateholders.










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

                                   ARTICLE X

                            ADDITIONAL TAX PROVISIONS

                  SECTION 10.01. REMIC Administration.

                  (a) The Tax Administrator shall elect to treat each REMIC Pool as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal or state Tax Returns for the taxable year ending on the last day of the calendar year in which the Certificates are issued.

                  (b) The REMIC I Regular Interests, the REMIC II Regular Interests and the Regular Interest Certificates (or, in the case of the X Certificates, each of the Components of such Class) are hereby designated as "regular interests" (within the meaning of Section 860G(a)(1) of the Code) in REMIC I, REMIC II and REMIC III, respectively. The Class R-I Certificates, the Class R-II Certificates and the Class R-III Certificates are hereby designated as the single class of "residual interests" (within the meaning of Section 860G(a)(2) of the Code) in REMIC I, REMIC II and REMIC III, respectively. None of the Master Servicer, the Special Servicer or the Trustee shall (to the extent within its control) permit the creation of any other "interests" in REMIC I, REMIC II or REMIC III (within the meaning of Treasury regulation Section 1.860D-1(b)(1)), respectively.

                  (c) The Closing Date is hereby designated as the "startup day" of each REMIC Pool within the meaning of Section 860G(a)(9) of the Code.

                  (d) The related Plurality Residual Interest Certificateholder as to the applicable taxable year is hereby designated as the Tax Matters Person of each REMIC Pool, and shall act on behalf of the related REMIC in relation to any tax matter or controversy and shall represent the related REMIC in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority; provided that the Tax Administrator is hereby irrevocably appointed to act and shall act (in consultation with the Tax Matters Person for each REMIC Pool) as agent and attorney-in-fact for the Tax Matters Person for each REMIC Pool in the performance of its duties as such.

                  (e) For purposes of Treasury regulation Section
1.860G-1(a)(4)(iii), the related Legal Final Distribution Date has been designated the "latest possible maturity date" of each REMIC I Regular Interest, each REMIC II Regular Interest and each Class of Regular Interest Certificates (or, in the case of the Class X Certificates, each Component of such Class).

                  (f) Except as otherwise provided in Section 3.17(a) and subsections (i) and (j) below, the Tax Administrator shall pay out of its own funds any and all routine tax administration expenses of the Trust Fund incurred with respect to each of REMIC I, REMIC II and REMIC III (but not including any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to the Trust Fund that involve the IRS or state tax authorities which extraordinary expenses shall be payable or reimbursable to the Tax Administrator from the Trust Fund unless otherwise provided in Section 10.01(i) or 10.01(j)).

                  (g) Within 30 days after the Closing Date, the Tax Administrator shall prepare and file with the IRS Form 8811, "Information Return for Real Estate Mortgage Investment Conduits


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

(REMIC) and Issuers of Collateralized Debt Obligations" for the Trust Fund. In addition, the Tax Administrator shall prepare, sign and file all of the other Tax Returns in respect of each REMIC Pool. The expenses of preparing and filing such returns shall be borne by the Tax Administrator without any right of reimbursement therefor. The other parties hereto shall provide on a timely basis to the Tax Administrator or its designee such information with respect to each REMIC Pool as is in its possession and reasonably requested by the Tax Administrator to enable it to perform its obligations under this Section 10.01. Without limiting the generality of the foregoing, the Depositor, within ten days following the Tax Administrator's request therefor, shall provide in writing to the Tax Administrator such information as is reasonably requested by the Tax Administrator for tax purposes, as to the valuations and issue prices of the Certificates, and the Tax Administrator's duty to perform its reporting and other tax compliance obligations under this Section 10.01 shall be subject to the condition that it receives from the Depositor such information possessed by the Depositor that is necessary to permit the Tax Administrator to perform such obligations.

                  (h) The Tax Administrator shall perform on behalf of each REMIC Pool all reporting and other tax compliance duties that are the responsibility of each such REMIC Pool under the Code, the REMIC Provisions or other compliance guidance issued by the IRS or any state or local taxing authority. Included among such duties, the Tax Administrator shall provide to:
(i) any Transferor of a Residual Interest Certificate, such information as is necessary for the application of any tax relating to the transfer of a Residual Interest Certificate to any Person who is not a Permitted Transferee; (ii) the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions, including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required hereunder); and (iii) the IRS, the name, title, address and telephone number of the Person who will serve as the representative of each REMIC Pool.

                  (i) The Tax Administrator shall perform its duties hereunder so as to maintain the status of each REMIC Pool as a REMIC under the REMIC Provisions (and the Trustee, the Master Servicer and the Special Servicer shall assist the Tax Administrator to the extent reasonably requested by the Tax Administrator and to the extent of information within the Trustee's, the Master Servicer's or the Special Servicer's possession or control). None of the Tax Administrator, the Master Servicer, the Special Servicer, or the Trustee shall knowingly take (or cause any REMIC Pool to take) any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any REMIC Pool as a REMIC, or (ii) except as provided in Section 3.17(a), result in the imposition of a tax upon any REMIC Pool (including, but not limited to, the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) or the result in the imposition of a tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code (any such endangerment of REMIC status or, except as provided in Section 3.17(a), imposition of a tax, an "Adverse REMIC Event"), unless the Tax Administrator has obtained or received an Opinion of Counsel (at the expense of the party requesting such action or at the expense of the Trust Fund if the Tax Administrator seeks to take such action or to refrain from acting for the benefit of the Certificateholders) to the effect that the contemplated action will not result in an Adverse REMIC Event or an Adverse Grantor Trust Event. None of the other parties hereto shall take any action or fail to take any action (whether or not authorized hereunder) as to which the Tax Administrator has advised it in writing that the Tax Administrator has received or obtained an Opinion of Counsel to the effect that an Adverse REMIC Event or an Adverse Grantor Trust Event could result from such action or failure to act. In addition, prior to taking any action with respect to any REMIC Pool, or causing any REMIC Pool to take any action, that is not expressly permitted under the terms of this Agreement, the Master Servicer and the Special Servicer shall consult with the Tax Administrator or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event or an Adverse Grantor Trust Event to occur. The Tax Administrator may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement, but in no event at the cost or expense of the Trust Fund or the Trustee. At all times as may be required by the Code, the Tax Administrator shall make reasonable efforts to ensure that substantially all of the assets of each REMIC Pool will consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

                  (j) If any tax is imposed on any REMIC Pool, including "prohibited transactions" taxes as defined in Section 860F(a)(2) of the Code, any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, any taxes on contributions to any REMIC Pool after the Startup Day pursuant to Section 860G(d) of the Code, and any other tax imposed by the Code or any applicable provisions of State or Local Tax laws (other than any tax permitted to be incurred by the Special Servicer pursuant to Section 3.17(a)), such tax, together with all incidental costs and expenses (including penalties and reasonable attorneys' fees), shall be charged to and paid by: (i) the Tax Administrator, if such tax arises out of or results from a breach by the Tax Administrator of any of its obligations under this Section 10.01; (ii) the Special Servicer, if such tax arises out of or results from a breach by the Special Servicer of any of its obligations under Article III or this Section 10.01; (iii) the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article III or this Section 10.01; (iv) the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under Article IV, Article VIII or this Section 10.01; (v) the Depositor, if such tax was imposed due to the fact that any of the Mortgage Loans did not, at the time of their transfer to the REMIC I, constitute a "qualified mortgage" as defined in Section 860G(a)(3) of the Code; or (vi) the Trust Fund, excluding the portion thereof constituting the Grantor Trust, in all other instances. Any tax permitted to be incurred by the Special Servicer pursuant to Section 3.17(a) shall be charged to and paid by the Trust Fund. Any such amounts payable by the Trust Fund shall be paid by the Trustee upon the written direction of the Tax Administrator out of amounts on deposit in the Collection Account in reduction of the Available Distribution Amount pursuant to Section 3.05(b).

                  (k) The Tax Administrator shall, for federal income tax purposes, maintain books and records with respect to each REMIC Pool on a calendar year and on an accrual basis.

                  (l) Following the Startup Day, none of the Trustee, the Master Servicer and the Special Servicer shall accept any contributions of assets to any REMIC Pool unless it shall have received an Opinion of Counsel (at the expense of the party seeking to cause such contribution and in no event at the expense of the Trust Fund or the Trustee) to the effect that the inclusion of such assets in such REMIC Pool will not cause: (i) such REMIC Pool to fail to qualify as a REMIC at any time that any Certificates are outstanding; or (ii) the imposition of any tax on such REMIC Pool under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

                  (m) None of the Trustee, the Master Servicer and the Special Servicer shall consent to or, to the extent it is within the control of such Person, permit: (i) the sale or disposition of any of the Mortgage Loans (except in connection with (A) the default or reasonably foreseeable material default of a Mortgage Loan, including, but not limited to, the sale or other disposition of a Mortgaged Property acquired by deed in lieu of foreclosure, (B) the bankruptcy of any REMIC Pool, (C) the termination of any REMIC Pool pursuant to Article IX of this Agreement, or (D) a purchase of Mortgage Loans


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

pursuant to or as contemplated by Article II or III of this Agreement); (ii) the sale or disposition of any investments in the Custodial Account, the Collection Account, the Interest Reserve Account or the REO Account for gain; or (iii) the acquisition of any assets for any REMIC Pool (other than a Mortgaged Property acquired through foreclosure, deed in lieu of foreclosure or otherwise in respect of a defaulted Mortgage Loan and other than Permitted Investments acquired in connection with the investment of funds in the Custodial Account, the Collection Account, the Interest Reserve Account or the REO Account); in any event unless it has received an Opinion of Counsel (at the expense of the party seeking to cause such sale, disposition, or acquisition but in no event at the expense of the Trust Fund or the Trustee) to the effect that such sale, disposition, or acquisition will not cause: (x) any REMIC Pool to fail to qualify as a REMIC at any time that any Certificates are outstanding; or (y) the imposition of any tax on any REMIC Pool under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

                  (n) Except as permitted by Section 3.17(a), none of the Trustee, the Master Servicer and the Special Servicer shall enter into any arrangement by which any REMIC Pool will receive a fee or other compensation for services nor permit any REMIC Pool to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

                  SECTION 10.02. Grantor Trust Administration.

                  (a) The Tax Administrator shall treat the Grantor Trust, for tax return preparation purposes, as a grantor trust under the Code and, if necessary, under applicable state law and will file appropriate federal or state Tax Returns for each taxable year ending on or after the last day of the calendar year in which the Certificates are issued.

                  (b) The Tax Administrator shall pay out of its own funds any and all routine tax administration expenses of the Trust Fund incurred with respect to the Grantor Trust (but not including any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to the Trust Fund that involve the IRS or state tax authorities which extraordinary expenses shall be payable or reimbursable to the Tax Administrator from the Trust Fund unless otherwise provided in Section 10.02(e) or 10.02(f)).

                  (c) The Tax Administrator shall prepare, sign and file all of the Tax Returns in respect of the Grantor Trust. The expenses of preparing and filing such returns shall be borne by the Tax Administrator without any right of reimbursement therefor. The Tax Administrator shall comply with such requirement by filing Form 1041, indicating the name and address of the Trust and signed by the Tax Administrator but otherwise left blank. There shall be appended to each such form a schedule for each Certificateholder indicating such Certificateholder's share of income and expenses of the Trust for the portion of the preceding calendar year in which such Certificateholder possessed an Ownership Interest in a Certificate. Such form shall be prepared in sufficient detail to enable reporting on the cash or accrual method of accounting, as applicable, and to report on such Certificateholder's fiscal year if other than the calendar year. The other parties hereto shall provide on a timely basis to the Tax Administrator or its designee such information with respect to the Grantor Trust as is in its possession and reasonably requested by the Tax Administrator to enable it to perform its obligations under this Section 10.02. Without limiting the generality of the foregoing, the Depositor, within ten days following the Tax Administrator's request therefor, shall provide in writing to the Tax Administrator such information as is reasonably requested by the Tax Administrator for tax purposes, and the Tax


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

Administrator's duty to perform its reporting and other tax compliance obligations under this Section 10.02 shall be subject to the condition that it receives from the Depositor such information possessed by the Depositor that is necessary to permit the Tax Administrator to perform such obligations.

                  (d) The Tax Administrator shall perform on behalf of the Grantor Trust all reporting and other tax compliance duties that are required in respect thereof under the Code, the Grantor Trust Provisions or other compliance guidance issued by the IRS or any state or local taxing authority, including the furnishing to Certificateholders of the schedules described in Section 10.01(c).

                  (e) The Tax Administrator shall perform its duties hereunder so as to maintain the status of the Grantor Trust as a grantor trust under the Grantor Trust Provisions (and the Trustee, the Master Servicer and the Special Servicer shall assist the Tax Administrator to the extent reasonably requested by the Tax Administrator and to the extent of information within the Trustee's, the Master Servicer's or the Special Servicer's possession or control). None of the Tax Administrator, Master Servicer, the Special Servicer or the Trustee shall knowingly take (or cause the Grantor Trust to take) any action or fail to take (or fail to cause to be taken) any action that, under the Grantor Trust Provisions, if taken or not taken, as the case may be, could endanger the status of the Grantor Trust as a grantor trust under the Grantor Trust Provisions or result in the imposition of a tax upon the Grantor Trust or its assets or transactions (any such endangerment or imposition, an "Adverse Grantor Trust Event"), unless the Tax Administrator has obtained or received an Opinion of Counsel (at the expense of the party requesting such action or at the expense of the Trust Fund if the Tax Administrator seeks to take such action or to refrain from taking any action for the benefit of the Certificateholders) to the effect that the contemplated action will not result in an Adverse Grantor Trust Event. None of the other parties hereto shall take any action or fail to take any action (whether or not authorized hereunder) as to which the Tax Administrator has advised it in writing that the Tax Administrator has received or obtained an Opinion of Counsel to the effect that an Adverse Grantor Trust Event could result from such action or failure to act. In addition, prior to taking any action with respect to the Grantor Trust, or causing the Trust Fund to take any action, that is not expressly permitted under the terms of this Agreement, the Master Servicer and the Special Servicer shall consult with the Tax Administrator or its designee, in writing, with respect to whether such action could cause an Adverse Grantor Trust Event to occur. The Tax Administrator may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement, but in no event at the cost or expense of the Trust Fund, the Tax Administrator or the Trustee.

                  (f) If any tax is imposed on the Grantor Trust, such tax, together with all incidental costs and expenses (including penalties and reasonable attorneys' fees), shall be charged to and paid by: (i) the Tax Administrator, if such tax arises out of or results from a breach by the Tax Administrator of any of its obligations under this Section 10.02; (ii) the Special Servicer, if such tax arises out of or results from a breach by the Special Servicer of any of its obligations under Article III or this Section 10.02; (iii) the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article III or this Section 10.02; (iv) the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under Article IV, Article VIII or this Section 10.02; or (v) the portion of the Trust Fund constituting the Grantor Trust in all other instances.




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


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

                  SECTION 11.01. Amendment.

                  (a) This Agreement may be amended from time to time by the mutual agreement of the parties hereto, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct, modify or supplement any provision herein which may be inconsistent with any other provision herein or with the description thereof in the Prospectus Supplement,
(iii) to add any other provisions with respect to matters or questions arising hereunder which shall not be inconsistent with the provisions hereof, (iv) to relax or eliminate any requirement hereunder imposed by the REMIC Provisions if the REMIC Provisions are amended or clarified such that any such requirement may be relaxed or eliminated, (v) to relax or eliminate any requirement imposed by the Securities Act or the rules thereunder if the Securities Act or those rules are amended or classified so as to allow for the relaxation or elimination of that requirement; (vi) as evidenced by an Opinion of Counsel delivered to the Master Servicer, the Special Servicer and the Trustee, either (A) to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any such proposed action which, if made effective, would apply retroactively to any of the REMIC Pools or the Grantor Trust at least from the effective date of such amendment, or (B) to avoid the occurrence of a prohibited transaction or to reduce the incidence of any tax that would arise from any actions taken with respect to the operation of any REMIC Pool or the Grantor Trust; (vii) as provided in Section 5.02(d)(iv), to modify, add to or eliminate any of the provisions of Section 5.02(d)(i), (ii) or (iii); or (viii), to otherwise modify or delete existing provisions of this Agreement; provided that such amendment (other than any amendment for any of the specific purposes described in clauses (vi) and (vii) above) shall not adversely affect in any material respect the interests of any Certificateholder, as evidenced by either an Opinion of Counsel to such effect or, in the case of a Class of Certificates to which a rating has been assigned by one or more Rating Agencies, written confirmation from each applicable Rating Agency to the effect that such amendment shall not result in an Adverse Rating Event.

                  (b) This Agreement may also be amended from time to time by the agreement of the parties hereto with the consent of the Holders of Certificates entitled to at least 66"% of the Voting Rights allocated to the affected Classes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received or advanced on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i) without the consent of the Holders of all Certificates of such Class, (iii) modify the provisions of this Section 11.01 without the consent of the Holders of all Certificates then outstanding, (iv) modify the provisions of Section 3.20 or the Servicing Standard without the consent of the Holders of all Regular Interest Certificates then outstanding or (v) modify the specified percentage of Voting Rights which are required to be held by Certificateholders to consent or not to object to any particular action pursuant to any provision of this Agreement without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.01(b), Certificates registered in the name of any party hereto or any Affiliate thereof shall be entitled to the same Voting


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

Rights with respect to matters described above as they would if any other Person held such Certificates, so long as the subject amendment does not relate to increasing its rights or reducing or limiting its obligations hereunder as a party to this Agreement.

                  (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall first have obtained or been furnished with an Opinion of Counsel (at the expense of the party seeking such amendment) to the effect that (i) such amendment or the exercise of any power granted to the Trustee, the Master Servicer or the Special Servicer in accordance with such amendment will not result in the imposition of a tax on any REMIC Pool pursuant to the REMIC Provisions, cause any REMIC Pool to fail to qualify as a REMIC or cause the Grantor Trust to fail to qualify as a grantor trust within the meaning of the Grantor Trust Provisions at any time that any Certificates are outstanding and (ii) such amendment complies in all material respects with the provisions of this Section 11.01.

                  (d) Promptly after the execution of any such amendment, the Trustee shall send a copy thereof to each Certificateholder.

                  (e) It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

                  (f) Each of the Master Servicer, the Special Servicer and the Trustee may but shall not be obligated to enter into any amendment pursuant to this section that affects its rights, duties and immunities under this Agreement or otherwise.

                  (g) The cost of any Opinion of Counsel to be delivered pursuant to Section 11.01(a) or (c) shall be borne by the Person seeking the related amendment, except that if the Master Servicer, the Special Servicer or the Trustee requests any amendment of this Agreement that protects or is in furtherance of the rights and interests of Certificateholders, the cost of any Opinion of Counsel required in connection therewith pursuant to Section 11.01(a) or (c) shall be payable out of the Custodial Account, in the case of the Master Servicer and the Special Servicer, pursuant to Section 3.05(a), or out of the Collection Account, in the case of the Trustee, pursuant to Section 3.05(b).

                  SECTION 11.02. Recordation of Agreement; Counterparts.

                  (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the expense of the Trust Fund, but only upon direction accompanied by an Opinion of Counsel (the cost of which may be paid out of the Custodial Account pursuant to Section 3.05(a)) to the effect that such recordation materially and beneficially affects the interests of the Certificateholders; provided, however, that the Trustee shall have no obligation or responsibility to determine whether any such recordation of this Agreement is required.

                  (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  SECTION 11.03. Limitation on Rights of Certificateholders.

                  (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  (b) No Certificateholder (except as expressly provided for herein) shall have any right to vote or in any manner otherwise control the operation and management of the Trust Fund or the obligations of the parties hereto; nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement or any Mortgage Loan, unless, with respect to any suit, action or proceeding upon or under or with respect to this Agreement, such Holder previously shall have given to the Trustee a written notice of default hereunder, and of the continuance thereof, as hereinbefore provided, and unless also (except in the case of a default by the Trustee) the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatsoever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  SECTION 11.04. Governing Law.

                  This Agreement and the Certificates shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said state, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  SECTION 11.05. Notices.

                  Any communications provided for or permitted hereunder shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given when delivered to: (i) in the case of the Depositor, Structured Asset Securities Corporation, 200 Vesey Street, New York, New

York 10285, Attention: LB-UBS Commercial Mortgage Trust 2000-C4, Series 2000-C4, facsimile number: (212) 526-3746; (ii) in the case of the Master Servicer and the Special Servicer, ORIX Real Estate Capital Markets, LLC, 1717 Main Street, 14th Floor, Dallas, Texas 75201, Attention: Edgar L. Smith, II, facsimile number: (214) 237-2034, with a copy to ORIX Real Estate Capital Markets, LLC, 1717 Main Street, 12th Floor, Dallas, Texas 75201, Attention: Paul Smyth, facsimile number: (214) 237-2040; (iii) in the case of the Trustee, LaSalle Bank National Association, 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60603, Attention: Asset-Backed Securities Trust Services Group--LB-UBS Commercial Mortgage Trust 2000-C4, facsimile number: (312) 904-2084; (iv) in the case of the Underwriters, (A) Lehman Brothers, Inc., Three World Financial Center, New York, New York 10285, Attention: Tricia Hall/Commercial Mortgage Trading, facsimile number: (212) 526-3746, (B) UBS Warburg LLC, 299 Park Avenue, New York, New York 10171, Attention: Ahmed Alali, facsimile number: (212) 821-3162, with a copy to Robert C, Dinerstein, General Counsel, and (C) Deutsche Bank Securities Inc., 51 West 52nd Street, New York, New York 10019, Attention:
Tom Traynor, facsimile number: (212) 469-3215; (v) in the case of the Rating Agencies, (A) Moody's Investors Services, Inc., 99 Church Street, New York, New York 10007, Attention: CMBS Monitoring, facsimile number: (212) 553-1350, and
(B) Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc., 55 Water Street, 10th Floor, New York, New York 10041, Attention: CMBS Surveillance Manager, facsimile number: (212) 438-2662; and (vi) in the case of the Fiscal Agent, to the Trustee on behalf of the Fiscal Agent; and (vii) in the case of the initial Controlling Class Representative, Allied Capital Corporation, 1919 Pennsylvania Avenue N.W., Washington D.C. 20006-3426,
Attention: Douglas Cooper, facsimile number (202) 659-2053; or, as to each such Person, such other address as may hereafter be furnished by such Person to the parties hereto in writing. Any communication required or permitted to be delivered to a Certificateholder shall be deemed to have been duly given when mailed first class, postage prepaid, to the address of such Holder as shown in the Certificate Register.

                  SECTION 11.06. Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

                  SECTION 11.07. Grant of a Security Interest.

                  The Depositor and the Trustee agree that it is their intent that the conveyance of the Depositor's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a sale and not a pledge of security for a loan. If such conveyance is deemed to be a pledge of security for a loan, however, the Depositor and the Trustee agree that it is their intent that the rights and obligations of the parties to such loan shall be established pursuant to the terms of this Agreement. The Depositor and the Trustee also intend and agree that, in such event, (i) in order to secure performance of the Depositor's obligations hereunder and payment of the Certificates, the Depositor shall be deemed to have granted, and does hereby grant, to the Trustee (in such capacity) a first priority security interest in the Depositor's entire right, title and interest in and to the assets constituting the Trust Fund, including the Mortgage Loans, all principal and interest received or receivable with respect to the Mortgage Loans (other than principal and interest payments due and payable prior to the Cut-off Date and any Principal Prepayments received on or prior to the Cut-off Date), all amounts held from time to time in the

Custodial Account, the Collection Account, the Interest Reserve Account, the Special Reserve Account, the Excess Liquidation Proceeds Account and, if established, the REO Account and the Defeasance Deposit Account and any and all reinvestment earnings on such amounts, and all of the Depositor's right, title and interest in and to the proceeds of any title, hazard or other Insurance Policies related to such Mortgage Loans, and (ii) this Agreement shall constitute a security agreement under applicable law. The Depositor shall file or cause to be filed, as a precautionary filing, a Form UCC-1 substantially in the form attached as Exhibit J hereto in all appropriate locations in the State of New York promptly following the initial issuance of the Certificates, and the Trustee shall prepare, execute and file at each such office, with the reasonable cooperation of the Depositor, continuation statements with respect thereto, in each case within six months prior to the fifth anniversary of the immediately preceding filing. The Depositor shall cooperate in a reasonable manner with the Trustee and the Master Servicer in preparing and filing such continuation statements. This Section 11.07 shall constitute notice to the Trustee pursuant to any of the requirements of the New York UCC.

                  SECTION 11.08. Streit Act.

                  Any provisions required to be contained in this Agreement by
Section 126 of Article 4-A of the New York Real Property Law are hereby incorporated herein, and such provisions shall be in addition to those conferred or imposed by this Agreement; provided, however, that to the extent that such
Section 126 shall not have any effect, and if said Section 126 should at any time be repealed or cease to apply to this Agreement or be construed by judicial decision to be inapplicable, said Section 126 shall cease to have any further effect upon the provisions of this Agreement. In case of a conflict between the provisions of this Agreement and any mandatory provisions of Article 4-A of the New York Real Property Law, such mandatory provisions of said Article 4-A shall prevail, provided that if said Article 4-A shall not apply to this Agreement, should at any time be repealed, or cease to apply to this Agreement or be construed by judicial decision to be inapplicable, such mandatory provisions of such Article 4-A shall cease to have any further effect upon the provisions of this Agreement.

                  SECTION 11.09. Successors and Assigns; Beneficiaries.

                  The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders. Each Underwriter shall be a third party beneficiary to this Agreement solely with respect to its right to receive the reports, statements and other information to which it is entitled hereunder and, in the case of Lehman Brothers, to terminate the Trust Fund pursuant to Section 9.01. Each of the Sub-Servicers that is a party to a Sub-Servicing Agreement in effect on the Closing Date (or being negotiated as of the Closing Date and in effect within 90 days thereafter) shall be a third party beneficiary to obligations of a successor Master Servicer under Section 3.22, provided that the sole remedy for any claim by a Sub-Servicer as a third party beneficiary pursuant to this
Section 11.09 shall be against a successor Master Servicer solely in its corporate capacity and no Sub-Servicer shall have any rights or claims against the Trust Fund or any party hereto (other than a successor Master Servicer in its corporate capacity as set forth in this Section 11.09) as a result of any rights conferred on such Sub-Servicer as a third party beneficiary pursuant to this Section 11.09. This Agreement may not be amended in any manner that would adversely affect the rights of any such third party beneficiary without its consent. No other Person, including any Mortgagor, shall be entitled to any benefit or equitable right, remedy or claim under this Agreement.

                  SECTION 11.10. Article and Section Headings.

                  The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

                  SECTION 11.11. Notices to Rating Agencies and Controlling Class Representative.

                  (a) The Trustee shall promptly provide notice to each Rating Agency and the Controlling Class Representative with respect to each of the following of which it has actual knowledge:

                    (i) any material change or amendment to this Agreement;

                    (ii) the occurrence of any Event of Default that has not
               been cured;

                    (iii) the resignation or termination of the Fiscal Agent,
               the Master Servicer or the Special Servicer;

                    (iv) the repurchase of Mortgage Loans by the Depositor
               pursuant to Section 2.03(a);

                    (v) any change in the location of the Collection Account,
               the Interest Reserve Account or the Excess Proceeds Liquidation Account;

                    (vi) the final payment to any Class of Certificateholders;
               and

                    (vii) any sale or disposition of any Mortgage Loan or REO
               Property.

                  (b) The Master Servicer shall promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

                    (i) the resignation or removal of the Trustee; and

                    (ii) any change in the location of the Custodial Account.

                  (c) The Special Servicer shall furnish each Rating Agency with respect to a Specially Serviced Mortgage Loan such information as the Rating Agency shall reasonably request and which the Special Servicer can reasonably provide in accordance with applicable law, with copies to the Trustee.

                  (d) To the extent applicable, each of the Master Servicer and the Special Servicer shall promptly furnish to each Rating Agency copies of the following items:

                    (i) each of its annual statements as to compliance described in Section 3.13;

                    (ii) each of its annual independent public accountants'
               servicing reports described in Section 3.14; and

                    (iii) any Officer's Certificate delivered by it to the
               Trustee pursuant to Section 3.11(h), or 4.03(c).

                  (e) The Trustee shall (i) make available to each Rating Agency, upon reasonable notice, the items described in Section 8.14(b), (ii) promptly deliver to each Rating Agency a copy of any notices given pursuant to
Section 7.03(a) or Section 7.03(b).

                  (f) The Trustee shall promptly deliver to each Rating Agency a copy of each of the statements and reports described in Section 4.02(a) that is prepared by it.

                  (g) Each of the Trustee, the Master Servicer and the Special Servicer shall provide to each Rating Agency such other information with respect to the Mortgage Loans and the Certificates, to the extent such party possesses such information, as such Rating Agency shall reasonably request.

                  SECTION 11.12. Global Opinions.

                  Notwithstanding anything herein to the contrary, where any party hereto is required or permitted to rely upon an Opinion of Counsel with respect to any particular matter, such Opinion of Counsel need not specifically reference such particular matter, but rather such Opinion of Counsel may address general matters of law in respect of nonspecific circumstances which clearly encompass the facts of such particular matter (any such Opinion of Counsel, a "Global Opinion"); provided that no Global Opinion may be relied upon if it is more than 12 months old or if the subject party has reason to believe that such Global Opinion no longer expresses a correct legal opinion.

                  SECTION 11.13. Complete Agreement.

                  This Agreement embodies the complete agreement among the parties and may not be varied or terminated except by a written agreement conforming to the provisions of Section 11.01. All prior negotiations or representations of the parties are merged into this Agreement and shall have no force or effect unless expressly stated herein.

                  IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.

                                    STRUCTURED ASSET SECURITIES CORPORATION
                                       Depositor

                                    By: /s/ Mary Pat Archer
                                       ------------------------------------
                                    Name:  Mary Pat Archer
                                    Title: Senior Vice President



                                    ORIX REAL ESTATE CAPITAL MARKETS, LLC
                                       Master Servicer and Special Servicer

                                    By: /s/ Edgar L. Smith II
                                       ------------------------------------
                                    Name:  Edgar L. Smith II
                                    Title: Chief Operating Officer



                                    LASALLE BANK NATIONAL ASSOCIATION
                                       Trustee

                                    By: /s/ Barbara Marik
                                       ------------------------------------
                                    Name:  Barbara Marik
                                    Title: Asst. Vice President



                                    ABN AMRO BANK N.V.
                                       Fiscal Agent

                                    By: /s/ Russell M. Goldenberg
                                       ------------------------------------
                                    Name:  Russell M. Goldenberg
                                    Title: Group Senior Vice President



                                    By: /s/ Cynthia Reis
                                       ------------------------------------
                                    Name:  Cynthia Reis
                                    Title: First Vice President

STATE OF NEW YORK        )
                         )  ss.:
COUNTY OF NEW YORK       )


                  On the ______ day of _____________, 2000, before me, a notary public in and for said State, personally appeared ______________________________________, known to me to be a
_________________________________ of STRUCTURED ASSET SECURITIES CORPORATION, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                  ------------------------------
                                                          Notary Public




[Notarial Seal]

STATE OF ___________________      )
                                  )  ss.:
COUNTY OF __________________      )


                  On the ______ day of _____________, 2000, before me, a notary public in and for said State, personally appeared ______________________________________, known to me to be a
___________________________________ of ORIX REAL ESTATE CAPITAL MARKETS, LLC,
one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                  ------------------------------
                                                          Notary Public




[Notarial Seal]

STATE OF ___________________      )
                                  )  ss.:
COUNTY OF __________________      )


                  On the ______ day of _____________, 2000, before me, a notary public in and for said State, personally appeared ______________________________________, known to me to be a
___________________________________ of LASALLE BANK NATIONAL ASSOCIATION, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                  ------------------------------
                                                          Notary Public




[Notarial Seal]

STATE OF ___________________      )
                                  )  ss.:
COUNTY OF __________________      )


                  On the ______ day of _____________, 2000, before me, a notary public in and for said State, personally appeared ______________________________ and ___________________________, known to me to be a
_____________________________ and _______________________, respectively, of ABN
AMRO BANK N.V., one of the entities that executed the within instrument, and also known to me to be the persons who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                  ------------------------------
                                                          Notary Public




[Notarial Seal]

                                   SCHEDULE I
                             MORTGAGE LOAN SCHEDULE


MORTGAGE
LOAN
NUMBER     PROPERTY NAME                                            ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
    1      Westfield Shoppingtown South Shore Mall                  1701 Sunrise Highway
------------------------------------------------------------------------------------------------------------------------------------
    2      Johnson City Mall                                        SWC of N. Roan Street and Sunset Drive
------------------------------------------------------------------------------------------------------------------------------------
    3      Westfield Shoppingtown Plaza Camino Real                 2525 El Camino Real
------------------------------------------------------------------------------------------------------------------------------------
    4      Exchange Park Center                                     6303-6333 Forest Park Road
------------------------------------------------------------------------------------------------------------------------------------
    5      Tompkins Square Apartments                               190 E. 7th & 609 E. 6th Street
------------------------------------------------------------------------------------------------------------------------------------
    6      136 Madison                                              136 Madison Avenue
------------------------------------------------------------------------------------------------------------------------------------
    7      Hillcrest Promenade                                      Southeast corner of Beverwil Drive and Pico Boulevard
------------------------------------------------------------------------------------------------------------------------------------
    8      404 Fifth Avenue                                         404 Fifth Avenue
------------------------------------------------------------------------------------------------------------------------------------
    9      Georgesville Square                                      I-270 & Georgesville Road
------------------------------------------------------------------------------------------------------------------------------------
    10     Pike Shopping Center                                     12101 Rockville Pike
------------------------------------------------------------------------------------------------------------------------------------
    11     Westfield Shops                                          415-475 East Main Street
------------------------------------------------------------------------------------------------------------------------------------
    12     Plaza at the Pointe                                      1600 Quinn Drive
------------------------------------------------------------------------------------------------------------------------------------
    13     Sully Plaza                                              Lee Jackson Memorial Highway & Centreville Road
------------------------------------------------------------------------------------------------------------------------------------
    14     City Centre                                              2000 PGA Boulevard
------------------------------------------------------------------------------------------------------------------------------------
    15     Clocktower Place Shopping Center                         11200-11298 West Florissant Avenue
------------------------------------------------------------------------------------------------------------------------------------
    16     Research Commons                                         12249 Science Drive
------------------------------------------------------------------------------------------------------------------------------------
    17     Ninigret Industrial Park Buildings                       Various
------------------------------------------------------------------------------------------------------------------------------------
    18     111 Franklin Plaza                                       111 Franklin Road
------------------------------------------------------------------------------------------------------------------------------------
    19     Remington Apartments                                     10610 North 30th Street
------------------------------------------------------------------------------------------------------------------------------------
    20     City Villas                                              13601 Lampson Avenue
------------------------------------------------------------------------------------------------------------------------------------
    21     Sagewood Apartments                                      5917 67th Street
------------------------------------------------------------------------------------------------------------------------------------
    22     Bluff's Square Shoppes                                   4090-4300 U.S. Highway 1
------------------------------------------------------------------------------------------------------------------------------------
    23     Kirkman Shoppes                                          4792 South Kirkman Road
------------------------------------------------------------------------------------------------------------------------------------
    24     Voit Garden Grove                                        12755-12891 Western Avenue and 7411-7461 Garden Grove Boulevard
------------------------------------------------------------------------------------------------------------------------------------
    25     Whispering Winds                                         2902 Whispering Winds Drive
------------------------------------------------------------------------------------------------------------------------------------
    26     Willow Way Apartments                                    5890 Riverdale Road
------------------------------------------------------------------------------------------------------------------------------------
    27     Pacific SW Trust Bank Building                           234 E. Colorado Boulevard
------------------------------------------------------------------------------------------------------------------------------------
    28     Western Select Properties                                2525 Shadeland Avenue
------------------------------------------------------------------------------------------------------------------------------------
    29     Northpointe Apartments                                   296 Muellers Circle
------------------------------------------------------------------------------------------------------------------------------------
    30     Dulles North - Phase 2                                   22685 Holiday Park Drive
------------------------------------------------------------------------------------------------------------------------------------
    31     Garners Crossing Apartments                              7651 Garners Ferry Road
------------------------------------------------------------------------------------------------------------------------------------
    32     Cap Senior - Atrium of Carmichael                        5757 Cypress Avenue
------------------------------------------------------------------------------------------------------------------------------------
    33     Greenwood Pointe Shopping Center                         8014 U.S. 31
------------------------------------------------------------------------------------------------------------------------------------
    34     Bolton Place                                             2108 Bolton Drive
------------------------------------------------------------------------------------------------------------------------------------
    35     Mazda Distribution Facility                              5700 Audubon Drive
------------------------------------------------------------------------------------------------------------------------------------
    36     Windsor Village Apartments                               2500 Sterling Avenue
------------------------------------------------------------------------------------------------------------------------------------
    37     162-21 Jamaica Ave.                                      162-21 Jamaica Ave.
------------------------------------------------------------------------------------------------------------------------------------
    38     75 South Broadway                                        75 South Broadway
------------------------------------------------------------------------------------------------------------------------------------
    39     Reno Street Apartments                                   140 S. Reno Street
------------------------------------------------------------------------------------------------------------------------------------
    40     University Tech Center                                   12501-12565 Research Parkway
------------------------------------------------------------------------------------------------------------------------------------
    41     Hampton Inn - Victor                                     7637 New York State Route 96
------------------------------------------------------------------------------------------------------------------------------------
    42     Westpark Plaza Apartments                                920 West Fourth Avenue
------------------------------------------------------------------------------------------------------------------------------------
    43     Ross Plaza                                               8404 West Hillsborough Avenue
------------------------------------------------------------------------------------------------------------------------------------
    44     Grapevine I & II Prof. Bldg.                             3500 & 3600 William D. Tate Avenue
------------------------------------------------------------------------------------------------------------------------------------
    45     192 East 75th Street                                     192 East 75th Street
------------------------------------------------------------------------------------------------------------------------------------
    46     Dulles North - Phase 5                                   22451 Shaw Road
------------------------------------------------------------------------------------------------------------------------------------
    47     800/900 Parker Square                                    800 & 900 Parker Square
------------------------------------------------------------------------------------------------------------------------------------
    48     Meadow Creek Apartments                                  136 Virgil Avenue
------------------------------------------------------------------------------------------------------------------------------------
    49     Towneplace Suites Sterling                               22744 Holiday Park Drive
------------------------------------------------------------------------------------------------------------------------------------
    50     Huntersville Apartments                                  300 Hunters Road
------------------------------------------------------------------------------------------------------------------------------------
    51     6701-6715 Electronics Drive                              6701-6715 Electronic Drive
------------------------------------------------------------------------------------------------------------------------------------
    52     Cedar Pines                                              1086 Montreal Road
------------------------------------------------------------------------------------------------------------------------------------
    53     6 Joanna Court                                           6 Joanna Court
------------------------------------------------------------------------------------------------------------------------------------
    54     Sylmar Plaza                                             13201-13251 Gladstaone Ave, 13507-13521.5 Hubbard Street
------------------------------------------------------------------------------------------------------------------------------------
    55     City Line Retail                                         4500 City Line Avenue (U.S. Route 1)
------------------------------------------------------------------------------------------------------------------------------------
    56     Kennewick Plaza Shopping Ctr.                            2825 W. Kennewick Avenue
------------------------------------------------------------------------------------------------------------------------------------
    57     Cooper Village Shopping Center                           6704-6744 East Broadway Road
------------------------------------------------------------------------------------------------------------------------------------
    58     Willimantic Plaza                                        Route 32
------------------------------------------------------------------------------------------------------------------------------------
    59     Arthur's Court Apartments                                4655 Glenwood Avenue
------------------------------------------------------------------------------------------------------------------------------------
    60     720 Monroe Street                                        720 Monroe Street
------------------------------------------------------------------------------------------------------------------------------------
    61     Towne Center at Brookhill                                6755 - 6795 West 88th Avenue
------------------------------------------------------------------------------------------------------------------------------------
    62     Glenview Office Building                                 3201 Old Glenview Road
------------------------------------------------------------------------------------------------------------------------------------
    63     Cal-Ray Medical Building                                 55 E. California Boulevard
------------------------------------------------------------------------------------------------------------------------------------
    64     Wellesley Inn Edison                                     831 U.S. Route 1
------------------------------------------------------------------------------------------------------------------------------------
    65     River Run Shopping Center                                4956 Long Beach Road (Hwy. 133)
------------------------------------------------------------------------------------------------------------------------------------
    66     Dulles North - Phase 1                                   45472 Holiday Drive
------------------------------------------------------------------------------------------------------------------------------------
    67     1000 Circle 75                                           1000 Circle 75 Parkway
------------------------------------------------------------------------------------------------------------------------------------
    68     Gun Club Shopping Center                                 4645 Gun Club Road
------------------------------------------------------------------------------------------------------------------------------------
    69     Carriage Hills Apartments                                2410-2470 Celanese Road
------------------------------------------------------------------------------------------------------------------------------------
    70     Park Vista Apartments (I, II & III)                      406, 502, 530 West Morrison Avenue
------------------------------------------------------------------------------------------------------------------------------------
    71     Holiday Inn Express - Hershey                            610 Walton Avenue
------------------------------------------------------------------------------------------------------------------------------------
    72     Parkridge Village Apartments                             5252 Orange Avenue
------------------------------------------------------------------------------------------------------------------------------------
    73     Inwood Oaks Apartments                                   3902 West Little York Road
------------------------------------------------------------------------------------------------------------------------------------
    74     Peachtree Village of Ft. Smith                           1500, 1621 and 1701 South Fresno Street
------------------------------------------------------------------------------------------------------------------------------------
    75     Wellesley Inn Hazlet                                     3215 State Route 35
------------------------------------------------------------------------------------------------------------------------------------
    76     CVS - Springfield                                        795 Baltimore Pike
------------------------------------------------------------------------------------------------------------------------------------
    77     Sandstone Apartments                                     4500 Silver Star Road
------------------------------------------------------------------------------------------------------------------------------------
    78     Walgreens - Detroit (7 mile Rd)                          13401 Seven Mile Road
------------------------------------------------------------------------------------------------------------------------------------
    79     Mr. Store-It                                             901 Shipyard Boulevard
------------------------------------------------------------------------------------------------------------------------------------
    80     Commerce Center                                          5440 - 5450 NW 33rd Avenue
------------------------------------------------------------------------------------------------------------------------------------
    81     Laurel Commons Manufactured Housing Community            1001 Sage Avenue
------------------------------------------------------------------------------------------------------------------------------------
    82     Northwend Shopping Center                                9515 North Lamar Boulevard
------------------------------------------------------------------------------------------------------------------------------------
    83     Cactus Gardens                                           10657 S. Avenue 9E
------------------------------------------------------------------------------------------------------------------------------------
    84     Walgreens - Madison Heights                              26800 John R. Road
------------------------------------------------------------------------------------------------------------------------------------
    85     Holiday Inn & Conference Center - New Cumberland         148 Sheraton Drive
------------------------------------------------------------------------------------------------------------------------------------
    86     Victorian Apartments                                     3435 Webb Chapel Extension
------------------------------------------------------------------------------------------------------------------------------------
    87     Big Lots Plaza                                           5701 N. University Drive
------------------------------------------------------------------------------------------------------------------------------------
    88     Comfort Inn Duluth                                       3700 Shackelford Road
------------------------------------------------------------------------------------------------------------------------------------
    89     Flairwood Apartments                                     4361 Tchulahoma Road
------------------------------------------------------------------------------------------------------------------------------------
    90     Fall Lake Apartments                                     1415 Greens Parkway
------------------------------------------------------------------------------------------------------------------------------------
    91     Oakwood Village Apartments                               1025 W. Boone Street
------------------------------------------------------------------------------------------------------------------------------------
    92     South Pointe Shopping Center                             Highway 61 at Hennings Drive
------------------------------------------------------------------------------------------------------------------------------------
    93     Willow Creek Apartments                                  4556 Winchester Road
------------------------------------------------------------------------------------------------------------------------------------
    94     Newport Offices                                          2600 & 2650 Yale Boulevard S.E. and 2350 Alamo S.E.
------------------------------------------------------------------------------------------------------------------------------------
    95     Cartwheel Lodge of Gonzales                              1800 Cartwheel Drive
------------------------------------------------------------------------------------------------------------------------------------
    96     Moore Self-Storage                                       3026 Veteran's Road West
------------------------------------------------------------------------------------------------------------------------------------
    97     Pueblos of Scottsdale                                    8155 East Roosevelt Street
------------------------------------------------------------------------------------------------------------------------------------
    98     Elizabeth Gardens Apartments                             648 Jefferson Avenue
------------------------------------------------------------------------------------------------------------------------------------
    99     Walgreens - Indianapolis                                 6275 West 38th Street
------------------------------------------------------------------------------------------------------------------------------------
   100     Heisman Square Shoppng Center                            NE/C NE 12th Street at Alameda
------------------------------------------------------------------------------------------------------------------------------------
   101     Metro Commerce Center/LeTourneau Center                  5216 Letournea Circle and 5295 Shadowlawn Avenue
------------------------------------------------------------------------------------------------------------------------------------
   102     Eastgate Plaza                                           4535-4601 Roosevelt Boulevard
------------------------------------------------------------------------------------------------------------------------------------
   103     Holiday Inn Duluth                                       3670 Shackleford Road
------------------------------------------------------------------------------------------------------------------------------------
   104     Hampton Inn - Danville                                   97 Valley School Road
------------------------------------------------------------------------------------------------------------------------------------
   105     Burke Square Apartments                                  1141 Burke Road
------------------------------------------------------------------------------------------------------------------------------------
   106     Stonegate Building                                       1950 Stonegate Drive
------------------------------------------------------------------------------------------------------------------------------------
   107     Wellesley Inn Reading                                    310 Woodland Avenue
------------------------------------------------------------------------------------------------------------------------------------
   108     Poplar Apartments                                        1449 & 1459 Poplar Street, 1848 & 1810-1816 Chessland Street
------------------------------------------------------------------------------------------------------------------------------------
   109     Michigan City Plaza                                      4100 South Franklin Street
------------------------------------------------------------------------------------------------------------------------------------
   110     Lanier Plaza                                             SWC East Independence Blvd. (US 74) & Lanier Ave
------------------------------------------------------------------------------------------------------------------------------------
   111     Galleria Plaza                                           2720 East Plaza Boulevard
------------------------------------------------------------------------------------------------------------------------------------
   112     Brook Hollow Apartments                                  9231 North 99th Avenue
------------------------------------------------------------------------------------------------------------------------------------
   113     Foothill                                                 12800 Foothill Boulevard
------------------------------------------------------------------------------------------------------------------------------------
   114     Cassa Bella Apartments                                   863 & 907 S. Irving Heights Drive
------------------------------------------------------------------------------------------------------------------------------------
   115     Crosswinds                                               6101 North May Avenue
------------------------------------------------------------------------------------------------------------------------------------
   116     Concorde Apartments                                      1332 SW 74th Street
------------------------------------------------------------------------------------------------------------------------------------
   117     Highland Woods                                           900 N.E. 48th Street
------------------------------------------------------------------------------------------------------------------------------------
   118     Fall River Apartments                                    Various
------------------------------------------------------------------------------------------------------------------------------------
   119     Copeland Plaza                                           1400 East Copeland Road
------------------------------------------------------------------------------------------------------------------------------------
   120     CVS - Tucker                                             2586 Lawrenceville Highway
------------------------------------------------------------------------------------------------------------------------------------
   121     Highpoint Village II                                     201 South Clark Road
------------------------------------------------------------------------------------------------------------------------------------
   122     CVS - Logansport                                         717 N. Third Street
------------------------------------------------------------------------------------------------------------------------------------
   123     Pinewood Estates MHP                                     200 Cedar Lane
------------------------------------------------------------------------------------------------------------------------------------
   124     Stonewood Apartments                                     445 Stonewood Drive
------------------------------------------------------------------------------------------------------------------------------------
   125     Dancea Property                                          605 NW 177th Street
------------------------------------------------------------------------------------------------------------------------------------
   126     8706-8716 Astoria Boulevard                              8706-8716 Astoria Boulevard
------------------------------------------------------------------------------------------------------------------------------------
   127     Metro Warehouse                                          5616-5634 South 122nd East Avenue
------------------------------------------------------------------------------------------------------------------------------------
   128     Villa Mirada                                             948 East Devonshire Avenue
------------------------------------------------------------------------------------------------------------------------------------
   129     150 Fisher Drive                                         150 Fisher Drive
------------------------------------------------------------------------------------------------------------------------------------
   130     Holiday Inn Express - New Columbia                       80/15 Commerce Park
------------------------------------------------------------------------------------------------------------------------------------
   131     Northwood Apartments                                     800 Northridge Court
------------------------------------------------------------------------------------------------------------------------------------
   132     Forest Hills Apartments                                  2404 SE 5th Circle
------------------------------------------------------------------------------------------------------------------------------------
   133     Central Park East Service Center                         7100 North Loop East
------------------------------------------------------------------------------------------------------------------------------------
   134     Comfort Inn - Greenville, NC                             3900 South Memorial Drive
------------------------------------------------------------------------------------------------------------------------------------
   135     Tierra Buena Plaza                                       15810 & 15820 North 35th Avenue
------------------------------------------------------------------------------------------------------------------------------------
   136     Rosbough Drive                                           17535 Rosbough Drive
------------------------------------------------------------------------------------------------------------------------------------
   137     Hilltop Square Shopping Center                           6455 Hilltop Drive
------------------------------------------------------------------------------------------------------------------------------------
   138     Whalley Medical Prof. Bldg.                              399 and 419 Whalley Avenue
------------------------------------------------------------------------------------------------------------------------------------
   139     3033 Express                                             3033 Express Drive North
------------------------------------------------------------------------------------------------------------------------------------
   140     Patton Plaza                                             6440 West Hamilton Park Drive
------------------------------------------------------------------------------------------------------------------------------------
   141     Sunny Acres and Capital Mobile Home Park                 5110 and 5210 14th St. West
------------------------------------------------------------------------------------------------------------------------------------
   142     Interlachen Shopping Center                              1114 Highway 20
------------------------------------------------------------------------------------------------------------------------------------
   143     48 Leona Drive                                           48 Leona Drive
------------------------------------------------------------------------------------------------------------------------------------
   144     Olde Londontowne Apartments                              5516 NW 23rd Street
------------------------------------------------------------------------------------------------------------------------------------
   145     1425-1465 Washington Avenue                              Various
------------------------------------------------------------------------------------------------------------------------------------
   146     Full Sail Live                                           3535 Forsyth Avenue
------------------------------------------------------------------------------------------------------------------------------------
   147     Mobil Bronx                                              1106 Metcalf Avenue
------------------------------------------------------------------------------------------------------------------------------------
   148     American National Self Storage                           701 South Homestead Boulevard
------------------------------------------------------------------------------------------------------------------------------------
   149     CVS - Arbor                                              13600 E. Seven Mile Road
------------------------------------------------------------------------------------------------------------------------------------
   150     Stratford Plaza                                          1219 East Glendale Avenue
------------------------------------------------------------------------------------------------------------------------------------
   151     MC Sports Plaza                                          730 28th Street SE
------------------------------------------------------------------------------------------------------------------------------------
   152     Edwards Estates                                          14428 Cerise Avenue
------------------------------------------------------------------------------------------------------------------------------------
   153     1501 Locust Street                                       1501 Locust Street
------------------------------------------------------------------------------------------------------------------------------------
   154     Marion Crest Apartment Building (AKA: 1 Simone Place)    1 Simone Place
------------------------------------------------------------------------------------------------------------------------------------
   155     Broadway Industrial Park                                 2745 Broadway Street
------------------------------------------------------------------------------------------------------------------------------------
   156     Westgate Shopping Center                                 3210 Crill Avenue
------------------------------------------------------------------------------------------------------------------------------------
   157     Lazy Daze Mobile Home Park                               4202 West Van Buren Street
------------------------------------------------------------------------------------------------------------------------------------
   158     Thunderbird Plaza                                        13806 North 51st Avenue
------------------------------------------------------------------------------------------------------------------------------------
   159     Stratford Square Apartments                              240 SE 15th Street
------------------------------------------------------------------------------------------------------------------------------------
   160     Georgetown Apartments                                    Glessner Street
------------------------------------------------------------------------------------------------------------------------------------
   161     Elam Court Apartments                                    15-45 Elam Street
------------------------------------------------------------------------------------------------------------------------------------
   162     Green Mountain and Hunt's Homestead Mobile Homes         Various
------------------------------------------------------------------------------------------------------------------------------------
   163     Avalon Meadows                                           2610 Old Iowa Park Drive
------------------------------------------------------------------------------------------------------------------------------------
   164     1334 Walnut Street                                       1334 Walnut Street
------------------------------------------------------------------------------------------------------------------------------------
   165     34 Eagle Avenue                                          34 Eagle Avenue
------------------------------------------------------------------------------------------------------------------------------------
   166     Oak Creek Apartments                                     3500 Decker Drive
------------------------------------------------------------------------------------------------------------------------------------
   167     Oak Park Apartments                                      1308 First Street
------------------------------------------------------------------------------------------------------------------------------------



MORTGAGE                                                                                                  REMAINING
LOAN                                                 ZIP     CUT-OFF          MONTHLY P&I     MORTGAGE    TERM TO     STATED
NUMBER    CITY                             STATE     CODE    DATE BALANCE     PAYMENT         RATE        MATURITY    MATURITY DATE
------------------------------------------------------------------------------------------------------------------------------------
   1      Bay Shore                          NY      11706   85,932,281.57    644,284.70      8.177        351        12/11/29
------------------------------------------------------------------------------------------------------------------------------------
   2      Johnson City                       TN      37601   40,942,051.03    311,484.92      8.370        117         6/1/10
------------------------------------------------------------------------------------------------------------------------------------
   3      Carlsbad                           CA      92008   36,000,000.00    232,687.50      7.650        357        6/11/30
------------------------------------------------------------------------------------------------------------------------------------
   4      Dallas                             TX      75245   26,956,282.23    211,445.65      8.700        356        5/11/30
------------------------------------------------------------------------------------------------------------------------------------
   5      New York                           NY      10009   26,917,209.21    204,837.54      8.350        353        2/11/30
------------------------------------------------------------------------------------------------------------------------------------
   6      New York                           NY      10016   22,439,000.36    173,324.55      8.520        354        3/11/30
------------------------------------------------------------------------------------------------------------------------------------
   7      Los Angeles                        CA      90035   22,000,000.00    166,827.82      8.350        116         5/1/10
------------------------------------------------------------------------------------------------------------------------------------
   8      New York                           NY      10018   18,186,494.03    139,942.25      8.500        358        7/11/30
------------------------------------------------------------------------------------------------------------------------------------
   9      Columbus                           OH      43228   16,155,870.29    124,793.68      8.520        114         3/1/10
------------------------------------------------------------------------------------------------------------------------------------
  10      Rockville                          MD      20853   15,560,265.69    117,087.94      8.240        115         4/1/10
------------------------------------------------------------------------------------------------------------------------------------
  11      Westfield                          MA      01085   15,256,574.95    110,221.09      7.740        105         6/1/09
------------------------------------------------------------------------------------------------------------------------------------
  12      North Fayette Township             PA      15071   14,312,656.52    111,041.10      8.550        111        12/11/09
------------------------------------------------------------------------------------------------------------------------------------
  13      Chantilly                          VA      22021   13,744,362.05    105,914.52      8.480        112         1/1/10
------------------------------------------------------------------------------------------------------------------------------------
  14      Palm Beach Gardens                 FL      33408   13,194,188.86    102,063.95      8.540        115         4/1/10
------------------------------------------------------------------------------------------------------------------------------------
  15      Unincorporated St. Louis County    MO      63033   12,969,896.75    100,512.06      8.560        115         4/1/10
------------------------------------------------------------------------------------------------------------------------------------
  16      Orlando                            FL      32826   12,584,078.99     98,854.40      8.720        117         6/1/10
------------------------------------------------------------------------------------------------------------------------------------
  17      Salt Lake City                     UT      84104   11,990,799.86     91,590.12      8.420        358        7/11/30
------------------------------------------------------------------------------------------------------------------------------------
  18      Roanoke                            VA      24011   11,980,569.86     93,975.85      8.700        356        5/11/30
------------------------------------------------------------------------------------------------------------------------------------
  19      Tampa                              FL      33612   11,247,030.03     85,131.56      8.280        111        12/1/09
------------------------------------------------------------------------------------------------------------------------------------
  20      Garden Grove                       CA      92840   10,690,678.02     79,185.17      8.090        118         7/1/10
------------------------------------------------------------------------------------------------------------------------------------
  21      Lubbock                            TX      79424   10,675,562.55     81,517.59      8.380        112         1/1/10
------------------------------------------------------------------------------------------------------------------------------------
  22      Jupiter                            FL      33410   10,312,039.47     81,153.09      8.740        117         6/1/10
------------------------------------------------------------------------------------------------------------------------------------
  23      Orlando                            FL      32811    9,737,761.27     76,633.66      8.740        117         6/1/10
------------------------------------------------------------------------------------------------------------------------------------
  24      Garden Grove                       CA      92840    9,692,949.42     74,928.61      8.550        58          7/1/05
------------------------------------------------------------------------------------------------------------------------------------
  25      Pearland                           TX      77581    9,537,265.50     69,373.59      7.840        109        10/1/09
------------------------------------------------------------------------------------------------------------------------------------
  26      College Park                       GA      30349    9,287,897.73     72,367.53      8.630        117         6/1/10
------------------------------------------------------------------------------------------------------------------------------------
  27      Pasadena                           CA      91101    9,088,539.36     71,459.79      8.730        117         6/1/10
------------------------------------------------------------------------------------------------------------------------------------
  28      Indianapolis                       IN      46219    8,484,449.73     64,396.26      8.340        116         5/1/10
------------------------------------------------------------------------------------------------------------------------------------
  29      Statesville                        NC      28265    8,443,261.34     63,380.25      8.170        108         9/1/09
------------------------------------------------------------------------------------------------------------------------------------
  30      Sterling                           VA      20166    8,436,028.57     65,813.43      8.640        176         5/1/15
------------------------------------------------------------------------------------------------------------------------------------
  31      Columbia                           SC      29209    8,271,448.10     64,940.78      8.690        113         2/1/10
------------------------------------------------------------------------------------------------------------------------------------
  32      Carmichael                         CA      95968    7,761,450.34     61,631.25      8.200        108         9/1/09
------------------------------------------------------------------------------------------------------------------------------------
  33      Indianapolis                       IN      46227    7,605,911.66     57,741.02      8.300        109        10/1/09
------------------------------------------------------------------------------------------------------------------------------------
  34      Atlanta                            GA      30318    7,473,421.15     58,094.27      8.580        77          2/1/07
------------------------------------------------------------------------------------------------------------------------------------
  35      Sandston                           VA      23150    7,468,894.92     55,984.54      8.210        117         6/1/10
------------------------------------------------------------------------------------------------------------------------------------
  36      Oklahoma City                      OK      73127    7,236,031.77     54,110.47      8.180        116         5/1/10
------------------------------------------------------------------------------------------------------------------------------------
  37      Jamaica                            NY      11432    7,191,051.62     56,745.31      8.770        357        6/11/30
------------------------------------------------------------------------------------------------------------------------------------
  38      White Plains                       NY      10601    7,087,433.86     54,291.24      8.440        356        5/11/30
------------------------------------------------------------------------------------------------------------------------------------
  39      Los Angeles                        CA      90004    7,074,156.84     54,492.25      8.480        77          2/1/07
------------------------------------------------------------------------------------------------------------------------------------
  40      Orlando                            FL      32826    6,984,425.88     54,769.33      8.690        115         4/1/10
------------------------------------------------------------------------------------------------------------------------------------
  41      Victor                             NY      14564    6,923,789.47     58,324.15      9.000        115         4/1/10
------------------------------------------------------------------------------------------------------------------------------------
  42      Chico                              CA      95926    6,870,921.56     52,177.34      8.320        112         1/1/10
------------------------------------------------------------------------------------------------------------------------------------
  43      Tampa                              FL      33615    6,791,464.26     53,447.07      8.740        117         6/1/10
------------------------------------------------------------------------------------------------------------------------------------
  44      Grapevine                          TX      76051    6,687,702.48     50,712.17      8.330        356        5/11/30
------------------------------------------------------------------------------------------------------------------------------------
  45      New York                           NY      10021    6,687,337.53     50,287.77      8.240        356        5/11/30
------------------------------------------------------------------------------------------------------------------------------------
  46      Sterling                           VA      20166    6,635,011.53     50,914.75      8.470        178         7/1/15
------------------------------------------------------------------------------------------------------------------------------------
  47      Flower Mound                       TX      75028    6,565,879.66     50,230.24      8.430        117         6/1/10
------------------------------------------------------------------------------------------------------------------------------------
  48      Los Angeles                        CA      90004    6,526,158.77     50,271.02      8.480        77          2/1/07
------------------------------------------------------------------------------------------------------------------------------------
  49      Sterling                           VA      20166    6,422,028.59     54,441.70      9.090        176         5/1/15
------------------------------------------------------------------------------------------------------------------------------------
  50      Huntersville                       NC      28078    6,247,223.99     48,160.41      8.480        111        12/1/09
------------------------------------------------------------------------------------------------------------------------------------
  51      Springfield                        VA      22151    6,091,270.69     46,170.78      8.330        117         6/1/10
------------------------------------------------------------------------------------------------------------------------------------
  52      Clarkston                          GA      30021    6,031,516.18     45,972.33      8.390        117         6/1/10
------------------------------------------------------------------------------------------------------------------------------------
  53      East Brunswick                     NJ      08816    5,985,290.05     45,583.16      8.370        355        4/11/30
------------------------------------------------------------------------------------------------------------------------------------
  54      Sylmar                             CA      91342    5,959,702.29     48,470.84      9.080        113         2/1/10
------------------------------------------------------------------------------------------------------------------------------------
  55      Philadelphia                       PA      19131    5,891,994.93     45,365.90      8.500        117         6/1/10
------------------------------------------------------------------------------------------------------------------------------------
  56      Kennewick                          WA      99336    5,792,341.72     44,946.84      8.585        357        6/11/30
------------------------------------------------------------------------------------------------------------------------------------
  57      Mesa                               AZ      85206    5,485,537.04     42,798.00      8.630        114         3/1/10
------------------------------------------------------------------------------------------------------------------------------------
  58      Willimantic                        CT      06226    5,328,910.93     40,635.99      8.360        112         1/1/10
------------------------------------------------------------------------------------------------------------------------------------
  59      Decatur                            GA      30035    5,309,464.01     37,410.00      7.560        117        6/11/10
------------------------------------------------------------------------------------------------------------------------------------
  60      Hoboken                            NJ      07030    5,288,314.50     44,404.84      8.980        297        6/11/25
------------------------------------------------------------------------------------------------------------------------------------
  61      Westminster                        CO      80233    5,069,775.58     38,135.48      8.200        109        10/1/09
------------------------------------------------------------------------------------------------------------------------------------
  62      Wilmette                           IL      60091    5,013,091.35     38,150.53      8.380        358        7/11/30
------------------------------------------------------------------------------------------------------------------------------------
  63      Pasadena                           CA      91105    4,998,113.83     38,851.78      8.560        109        10/1/09
------------------------------------------------------------------------------------------------------------------------------------
  64      Edison                             NJ      08817    4,988,413.74     41,141.16      8.760        117         6/1/10
------------------------------------------------------------------------------------------------------------------------------------
  65      Southport                          NC      28461    4,937,971.97     37,710.96      8.400        115         4/6/10
------------------------------------------------------------------------------------------------------------------------------------
  66      Sterling                           VA      22170    4,891,898.22     38,164.00      8.640        176         5/1/15
------------------------------------------------------------------------------------------------------------------------------------
  67      Atlanta                            GA      30339    4,861,947.84     37,930.34      8.640        176         5/1/15
------------------------------------------------------------------------------------------------------------------------------------
  68      West Palm Beach                    FL      33415    4,796,125.16     36,195.86      8.290        358        7/11/30
------------------------------------------------------------------------------------------------------------------------------------
  69      Rock Hill                          SC      29732    4,786,632.12     36,737.89      8.450        114         3/1/10
------------------------------------------------------------------------------------------------------------------------------------
  70      Santa Maria                        CA      93454    4,737,468.76     36,928.12      8.620        78          3/1/07
------------------------------------------------------------------------------------------------------------------------------------
  71      Hummelstown                        PA      17036    4,700,000.00     40,197.14      8.940        115         4/1/10
------------------------------------------------------------------------------------------------------------------------------------
  72      San Diego                          CA      92115    4,633,697.73     36,150.68      8.620        77          2/1/07
------------------------------------------------------------------------------------------------------------------------------------
  73      Houston                            TX      77091    4,481,727.70     33,207.82      8.060        113         2/1/10
------------------------------------------------------------------------------------------------------------------------------------
  74      Ft. Smith                          AR      72901    4,479,615.99     37,486.89      8.910        294        3/11/25
------------------------------------------------------------------------------------------------------------------------------------
  75      Hazlet                             NJ      07730    4,389,804.09     36,204.22      8.760        117         6/1/10
------------------------------------------------------------------------------------------------------------------------------------
  76      Springfield Township               PA      19064    4,297,077.13     36,557.00      8.300        235         4/1/20
------------------------------------------------------------------------------------------------------------------------------------
  77      Orlando                            FL      32808    3,822,266.03     29,655.26      8.590        118         7/1/10
------------------------------------------------------------------------------------------------------------------------------------
  78      Detroit                            MI      48231    3,795,637.20     32,621.70      8.300        237         6/1/20
------------------------------------------------------------------------------------------------------------------------------------
  79      Wilmington                         NC      28412    3,782,903.27     31,733.48      8.940        114         3/1/10
------------------------------------------------------------------------------------------------------------------------------------
  80      Fort Lauderdale                    FL      33309    3,693,882.31     28,817.72      8.640        176         5/1/15
------------------------------------------------------------------------------------------------------------------------------------
  81      Reading                            PA      19605    3,600,000.00     26,893.90      8.190        114         3/1/10
------------------------------------------------------------------------------------------------------------------------------------
  82      Austin                             TX      78753    3,581,786.83     28,321.22      8.750        109        10/6/09
------------------------------------------------------------------------------------------------------------------------------------
  83      Yuma                               AZ      85365    3,479,747.18     25,961.47      8.160        117         6/1/10
------------------------------------------------------------------------------------------------------------------------------------
  84      Madison Heights                    MI      48071    3,412,391.89     29,789.96      8.350        230        11/1/19
------------------------------------------------------------------------------------------------------------------------------------
  85      New Cumberland                     PA      17070    3,400,000.00     29,078.78      8.940        115         4/1/10
------------------------------------------------------------------------------------------------------------------------------------
  86      Dallas                             TX      75220    3,292,065.03     26,315.45      8.900        354        3/11/30
------------------------------------------------------------------------------------------------------------------------------------
  87      Tamarac                            FL      33319    3,285,104.55     26,291.78      8.890        110        11/1/09
------------------------------------------------------------------------------------------------------------------------------------
  88      Duluth                             GA      30136    3,272,314.17     26,877.23      8.710        117         6/1/10
------------------------------------------------------------------------------------------------------------------------------------
  89      Memphis                            TN      38118    3,266,248.06     25,367.83      8.580        354         3/6/30
------------------------------------------------------------------------------------------------------------------------------------
  90      Houston                            TX      77067    3,264,397.29     22,826.03      7.390        68          5/1/06
------------------------------------------------------------------------------------------------------------------------------------
  91      Santa Maria                        CA      93454    3,241,425.99     25,266.61      8.620        78          3/1/07
------------------------------------------------------------------------------------------------------------------------------------
  92      Sikeston                           MO      63801    3,234,635.70     24,416.16      8.250        111        12/6/09
------------------------------------------------------------------------------------------------------------------------------------
  93      Memphis                            TN      38118    3,179,794.14     24,322.31      8.375        108         9/6/09
------------------------------------------------------------------------------------------------------------------------------------
  94      Albequerque                        NM      87106    3,177,075.31     24,084.76      8.320        115         4/1/10
------------------------------------------------------------------------------------------------------------------------------------
  95      Gonzales                           TX      78629    3,134,007.25     28,624.07     10.000        112        1/11/10
------------------------------------------------------------------------------------------------------------------------------------
  96      Staten Island                      NY      10309    2,993,340.12     25,073.25      8.950        117         6/1/10
------------------------------------------------------------------------------------------------------------------------------------
  97      Scottsdale                         AZ      85257    2,978,383.98     21,762.49      7.880        48          9/1/04
------------------------------------------------------------------------------------------------------------------------------------
  98      Elizabeth                          NJ      07201    2,892,591.98     21,745.97      8.230        115         4/1/10
------------------------------------------------------------------------------------------------------------------------------------
  99      Indianapolis                       IN      46224    2,861,515.68     24,598.90      8.280        236         5/1/20
------------------------------------------------------------------------------------------------------------------------------------
  100     Norman                             OK      73071    2,845,123.05     21,994.88      8.540        116         5/1/10
------------------------------------------------------------------------------------------------------------------------------------
  101     Tampa                              FL      33610    2,837,851.33     22,814.69      8.430        115         4/1/10
------------------------------------------------------------------------------------------------------------------------------------
  102     Middletown                         OH      45044    2,821,690.42     22,561.80      8.640        141         6/1/12
------------------------------------------------------------------------------------------------------------------------------------
  103     Duluth                             GA      30136    2,713,626.40     22,288.43      8.710        117         6/1/10
------------------------------------------------------------------------------------------------------------------------------------
  104     Danville                           PA      17821    2,500,000.00     21,381.46      8.940        115         4/1/10
------------------------------------------------------------------------------------------------------------------------------------
  105     Pasadena                           TX      77506    2,483,706.31     18,083.37      7.850        109        10/1/09
------------------------------------------------------------------------------------------------------------------------------------
  106     Vestavia Hills                     AL      35242    2,468,603.94     18,489.55      8.190        115         4/1/10
------------------------------------------------------------------------------------------------------------------------------------
  107     Reading                            PA      19610    2,444,322.72     20,159.17      8.760        117         6/1/10
------------------------------------------------------------------------------------------------------------------------------------
  108     Pittsburgh                         PA      15205    2,423,155.78     18,543.13      8.440        118        7/11/10
------------------------------------------------------------------------------------------------------------------------------------
  109     Michigan City                      IN      46360    2,394,170.17     19,086.88      8.870        114         3/1/10
------------------------------------------------------------------------------------------------------------------------------------
  110     Charlotte                          NC      28205    2,388,461.24     17,929.27      8.190        111        12/1/09
------------------------------------------------------------------------------------------------------------------------------------
  111     National City                      CA      91950    2,387,269.37     18,148.64      8.320        110        11/1/09
------------------------------------------------------------------------------------------------------------------------------------
  112     Sun City                           AZ      85345    2,373,309.16     18,165.37      8.420        114         3/1/10
------------------------------------------------------------------------------------------------------------------------------------
  113     Sylmar                             CA      91342    2,346,060.39     18,236.28      8.600        116         5/1/10
------------------------------------------------------------------------------------------------------------------------------------
  114     Irving                             TX      75060    2,305,776.08     18,238.34      8.190        111        12/1/09
------------------------------------------------------------------------------------------------------------------------------------
  115     Oklahoma City                      OK      73112    2,305,549.44     17,240.71      8.180        116         5/1/10
------------------------------------------------------------------------------------------------------------------------------------
  116     Oklahoma City                      OK      73127    2,295,568.69     17,166.08      8.180        116         5/1/10
------------------------------------------------------------------------------------------------------------------------------------
  117     Pompano                            FL      33064    2,278,028.40     16,905.00      8.110        118         7/1/10
------------------------------------------------------------------------------------------------------------------------------------
  118     Various                            MA     Various   2,155,816.65     18,162.45      9.500        114        3/11/10
------------------------------------------------------------------------------------------------------------------------------------
  119     Arlington                          TX      76011    2,111,637.21     16,174.04      8.390        108         9/1/09
------------------------------------------------------------------------------------------------------------------------------------
  120     Tucker                             GA      30033    2,045,510.63     16,932.15      8.430        233         2/1/20
------------------------------------------------------------------------------------------------------------------------------------
  121     Cedar Hill                         TX      75104    1,996,530.86     15,378.27      8.500        116        5/11/10
------------------------------------------------------------------------------------------------------------------------------------
  122     Logansport                         IN      46947    1,991,914.56     17,242.28      8.740        221         2/1/19
------------------------------------------------------------------------------------------------------------------------------------
  123     Barnegat                           NJ      08005    1,982,430.66     17,356.46      8.500        114         3/1/10
------------------------------------------------------------------------------------------------------------------------------------
  124     Mooresville                        NC      28115    1,916,479.08     14,774.31      8.480        111        12/1/09
------------------------------------------------------------------------------------------------------------------------------------
  125     Miami                              FL      33179    1,898,618.95     14,676.74      8.550        118         7/1/10
------------------------------------------------------------------------------------------------------------------------------------
  126     Jackson Heights                    NY      11369    1,896,663.36     14,762.45      8.625        118        7/11/10
------------------------------------------------------------------------------------------------------------------------------------
  127     Tulsa                              OK      74146    1,896,209.79     14,034.35      8.070        116         5/1/10
------------------------------------------------------------------------------------------------------------------------------------
  128     Phoenix                            AZ      85014    1,895,286.48     14,381.06      8.330        115         4/1/10
------------------------------------------------------------------------------------------------------------------------------------
  129     Avon                               CT      06103    1,892,657.02     14,784.76      8.630        52          1/1/05
------------------------------------------------------------------------------------------------------------------------------------
  130     New Columbia                       PA      17856    1,800,000.00     15,394.65      8.940        115         4/1/10
------------------------------------------------------------------------------------------------------------------------------------
  131     Mocksville                         NC      27028    1,792,032.36     13,814.94      8.480        111        12/1/09
------------------------------------------------------------------------------------------------------------------------------------
  132     Ocala                              FL      34471    1,786,370.01     13,434.32      8.180        46          7/1/04
------------------------------------------------------------------------------------------------------------------------------------
  133     Houston                            TX      77028    1,746,724.55     13,171.78      8.270        116         5/1/10
------------------------------------------------------------------------------------------------------------------------------------
  134     Greenville                         NC      28590    1,743,074.92     15,277.53      9.490        114         3/1/10
------------------------------------------------------------------------------------------------------------------------------------
  135     Phoenix                            AZ      85053    1,695,869.15     12,951.24      8.400        115         4/1/10
------------------------------------------------------------------------------------------------------------------------------------
  136     Middleburg Heights                 OH      44130    1,683,790.53     13,051.85      8.580        358         7/6/30
------------------------------------------------------------------------------------------------------------------------------------
  137     North Richland Hills               TX      76180    1,595,256.29     13,128.04      9.220        353        2/11/30
------------------------------------------------------------------------------------------------------------------------------------
  138     New Haven                          CT      06510    1,572,712.19     12,672.81      9.000        116        5/11/10
------------------------------------------------------------------------------------------------------------------------------------
  139     Islandia                           NY      11722    1,571,161.29     12,514.47      8.860        114         3/1/10
------------------------------------------------------------------------------------------------------------------------------------
  140     Columbus                           GA      31909    1,546,459.75     11,880.30      8.430        109        10/1/09
------------------------------------------------------------------------------------------------------------------------------------
  141     Bradenton                          FL      34207    1,540,369.98     11,882.97      8.510        115         4/1/10
------------------------------------------------------------------------------------------------------------------------------------
  142     Interlachen                        FL      32148    1,535,963.47     11,994.40      8.640        114        3/11/10
------------------------------------------------------------------------------------------------------------------------------------
  143     Middleborough                      MA      02346    1,523,858.99     11,704.32      8.480        118         7/1/10
------------------------------------------------------------------------------------------------------------------------------------
  144     Oklahoma City                      OK      73127    1,517,071.49     11,344.54      8.180        116         5/1/10
------------------------------------------------------------------------------------------------------------------------------------
  145     Albany                             NY      12206    1,497,237.25     12,361.88      9.270        175        4/11/15
------------------------------------------------------------------------------------------------------------------------------------
  146     Winter Park                        FL      32792    1,386,415.04     11,216.63      8.440        85         10/1/07
------------------------------------------------------------------------------------------------------------------------------------
  147     Bronx                              NY      10472    1,351,232.06     10,468.59      8.110        224         5/1/19
------------------------------------------------------------------------------------------------------------------------------------
  148     Homestead                          FL      33030    1,295,817.16     10,450.44      8.480        116         5/1/10
------------------------------------------------------------------------------------------------------------------------------------
  149     Detriot                            MI      48205    1,279,744.70     11,249.60      8.320        225         6/1/19
------------------------------------------------------------------------------------------------------------------------------------
  150     Phoenix                            AZ      85014    1,219,488.56     10,229.87      8.940        114         3/1/10
------------------------------------------------------------------------------------------------------------------------------------
  151     Grand Rapids                       MI      49502    1,195,022.00      9,397.58      8.700        111        12/1/09
------------------------------------------------------------------------------------------------------------------------------------
  152     Hawthorne                          CA      90250    1,169,078.72      8,638.12      8.020        75         12/1/06
------------------------------------------------------------------------------------------------------------------------------------
  153     Philadelphia                       PA      19106    1,118,083.46      8,643.60      8.540        116        5/11/10
------------------------------------------------------------------------------------------------------------------------------------
  154     Bergenfield                        NJ      07621    1,047,356.60      7,910.46      8.280        115         4/1/10
------------------------------------------------------------------------------------------------------------------------------------
  155     Cheektowaga                        NY      14227    1,039,749.28      8,391.30      8.410        109        10/1/09
------------------------------------------------------------------------------------------------------------------------------------
  156     Palatka                            FL      32177    1,037,274.00      8,100.12      8.640        114        3/11/10
------------------------------------------------------------------------------------------------------------------------------------
  157     Phoenix                            AZ      85009      997,599.01      8,119.77      8.600        117         6/1/10
------------------------------------------------------------------------------------------------------------------------------------
  158     Glendale                           AZ      85306      941,868.60      7,502.93      8.875        117        6/11/10
------------------------------------------------------------------------------------------------------------------------------------
  159     Edmond                             OK      73013      918,227.49      6,866.43      8.180        116         5/1/10
------------------------------------------------------------------------------------------------------------------------------------
  160     Americus                           GA      31709      896,122.70      7,035.64      8.690        113         2/1/10
------------------------------------------------------------------------------------------------------------------------------------
  161     New Britain                        CT      06053      818,487.40      6,969.91      9.625        114        3/11/10
------------------------------------------------------------------------------------------------------------------------------------
  162     Various                           Var     Various     795,500.70      7,006.01      8.625        116        5/11/10
------------------------------------------------------------------------------------------------------------------------------------
  163     Wichita Falls                      TX      76305      769,486.37      6,057.59      8.750        118        7/11/10
------------------------------------------------------------------------------------------------------------------------------------
  164     Philadelphia                       PA      19107      698,802.16      5,402.25      8.540        116        5/11/10
------------------------------------------------------------------------------------------------------------------------------------
  165     Paterson                           NJ      07503      511,221.23      4,073.70      8.875        116        5/11/10
------------------------------------------------------------------------------------------------------------------------------------
  166     Baytown                            TX      77520      499,374.45      3,933.50      8.750        117        6/11/10
------------------------------------------------------------------------------------------------------------------------------------
  167     Galena Park                        TX      77547      497,470.42      3,933.50      8.750        109        10/11/09
------------------------------------------------------------------------------------------------------------------------------------
Aggregate Cut-off Date Mortgage Pool Balance:               999,060,409.20             0



MORTGAGE    REMAINING      INTEREST                   PRIMARY    FEE SIMPLE                                 ARD       ANTICIPATED
LOAN        AMORTIZATION   ACCRUAL    ADMINISTRATIVE  SERVICING  OR GROUND      MORTGAGE                    MORTGAGE  REPAYMENT
NUMBER      TERM           BASIS      COST RATE       FEE RATE   LEASE FLAG     LOAN SELLER   DEFEASANCE    LOAN      DATE
-----------------------------------------------------------------------------------------------------------------------------------
   1        352            Act/360    0.0833          0.0500     Fee Simple     UBSPF                       Yes       12/11/09
-----------------------------------------------------------------------------------------------------------------------------------
   2        357            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
   3        NAP            Act/360    0.0833          0.0500     Fee Simple     LBHI                        Yes       6/11/10
-----------------------------------------------------------------------------------------------------------------------------------
   4        356            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance    Yes       5/11/10
-----------------------------------------------------------------------------------------------------------------------------------
   5        354            Act/360    0.0833          0.0500     Fee Simple     UBSPF                       Yes       2/11/10
-----------------------------------------------------------------------------------------------------------------------------------
   6        354            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance    Yes       3/11/10
-----------------------------------------------------------------------------------------------------------------------------------
   7        360            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
   8        358            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance    Yes       7/11/10
-----------------------------------------------------------------------------------------------------------------------------------
   9        354            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  10        355            Act/360    0.0833          0.0500     Leasehold      LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  11        345            Act/360    0.0833          0.0500     Both           LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  12        351            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  13        352            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  14        355            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  15        355            Act/360    0.1033          0.0700     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  16        357            Act/360    0.0833          0.0500     Fee Simple     LBHI
-----------------------------------------------------------------------------------------------------------------------------------
  17        358            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance    Yes       7/11/10
-----------------------------------------------------------------------------------------------------------------------------------
  18        356            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance    Yes       5/11/10
-----------------------------------------------------------------------------------------------------------------------------------
  19        351            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  20        358            Act/360    0.0833          0.0500     Fee Simple     LBHI
-----------------------------------------------------------------------------------------------------------------------------------
  21        352            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  22        357            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  23        357            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  24        358            Act/360    0.1033          0.0700     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  25        349            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  26        357            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  27        357            Act/360    0.1033          0.0700     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  28        356            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  29        348            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  30        356            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  31        353            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  32        288            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  33        349            Act/360    0.1033          0.0700     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  34        353            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  35        357            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  36        356            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  37        357            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance    Yes       6/11/10
-----------------------------------------------------------------------------------------------------------------------------------
  38        356            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance    Yes       5/11/10
-----------------------------------------------------------------------------------------------------------------------------------
  39        353            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  40        355            Act/360    0.0833          0.0500     Fee Simple     LBHI
-----------------------------------------------------------------------------------------------------------------------------------
  41        295            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  42        352            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  43        357            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  44        356            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance    Yes       5/11/10
-----------------------------------------------------------------------------------------------------------------------------------
  45        356            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance    Yes       5/11/10
-----------------------------------------------------------------------------------------------------------------------------------
  46        358            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  47        357            Act/360    0.1033          0.0700     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  48        353            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  49        296            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  50        351            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  51        357            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  52        357            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  53        355            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance    Yes       4/11/10
-----------------------------------------------------------------------------------------------------------------------------------
  54        353            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  55        357            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  56        357            Act/360    0.0833          0.0500     Fee Simple     UBSPF                       Yes       6/11/10
-----------------------------------------------------------------------------------------------------------------------------------
  57        354            Act/360    0.1033          0.0700     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  58        352            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  59        357            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  60        297            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance    Yes       6/11/10
-----------------------------------------------------------------------------------------------------------------------------------
  61        349            Act/360    0.1033          0.0700     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  62        358            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance    Yes       7/11/10
-----------------------------------------------------------------------------------------------------------------------------------
  63        349            Act/360    0.1033          0.0700     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  64        297            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  65        355            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  66        356            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  67        356            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  68        358            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance    Yes       7/11/10
-----------------------------------------------------------------------------------------------------------------------------------
  69        354            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  70        354            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  71        276            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  72        353            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  73        353            Act/360    0.0833          0.0500     Fee Simple     LBHI
-----------------------------------------------------------------------------------------------------------------------------------
  74        294            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance    Yes       3/11/10
-----------------------------------------------------------------------------------------------------------------------------------
  75        297            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  76        235             30/360    0.1333          0.1000     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  77        358            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  78        237             30/360    0.1333          0.1000     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  79        294            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  80        356            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  81        360            Act/360    0.1083          0.0750     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  82        349            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  83        357            Act/360    0.1083          0.0750     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  84        230             30/360    0.1333          0.1000     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  85        276            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  86        354            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance    Yes       3/11/10
-----------------------------------------------------------------------------------------------------------------------------------
  87        350            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  88        297            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  89        354            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance    Yes        3/6/10
-----------------------------------------------------------------------------------------------------------------------------------
  90        344            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  91        354            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  92        351            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  93        348            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  94        355            Act/360    0.1033          0.0700     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  95        292            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  96        297            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  97        348            Act/360    0.1033          0.0700     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  98        355            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  99        236             30/360    0.1333          0.1000     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  100       356            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  101       295            Act/360    0.1033          0.0700     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  102       321            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  103       297            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  104       276            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  105       349            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  106       355            Act/360    0.1133          0.0800     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  107       297            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  108       358            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  109       354            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  110       351            Act/360    0.1033          0.0700     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  111       350            Act/360    0.1033          0.0700     Both           LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  112       354            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  113       356            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  114       291            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  115       356            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  116       356            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  117       358            Act/360    0.1083          0.0750     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  118       354            Act/360    0.0833          0.0500     Fee Simple     UBSPF
-----------------------------------------------------------------------------------------------------------------------------------
  119       348            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  120       233             30/360    0.1333          0.1000     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  121       356            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  122       221             30/360    0.1333          0.1000     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  123       234            Act/360    0.1083          0.0750     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  124       351            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  125       357            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  126       358            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  127       356            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  128       355            Act/360    0.1033          0.0700     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  129       352            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  130       276            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  131       351            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  132       346            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  133       356            Act/360    0.1033          0.0700     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  134       294            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  135       355            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  136       358            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance    Yes        7/6/10
-----------------------------------------------------------------------------------------------------------------------------------
  137       353            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance    Yes       2/11/10
-----------------------------------------------------------------------------------------------------------------------------------
  138       356            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  139       354            Act/360    0.1033          0.0700     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  140       349            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  141       355            Act/360    0.1083          0.0750     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  142       354            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  143       358            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  144       356            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  145       355            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  146       289            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  147       224             30/360    0.1333          0.1000     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  148       296            Act/360    0.1033          0.0700     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  149       225             30/360    0.1333          0.1000     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  150       294            Act/360    0.1033          0.0700     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  151       351            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  152       351            Act/360    0.1033          0.0700     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  153       356            Act/360    0.0833          0.0500     Fee Simple     UBSPF
-----------------------------------------------------------------------------------------------------------------------------------
  154       355            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  155       289            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  156       354            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  157       297            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  158       357            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  159       356            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  160       353            Act/360    0.0833          0.0500     Fee Simple     LBHI          Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  161       354            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  162       236            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  163       358            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  164       356            Act/360    0.0833          0.0500     Fee Simple     UBSPF
-----------------------------------------------------------------------------------------------------------------------------------
  165       356            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  166       357            Act/360    0.0833          0.0500     Fee Simple     UBSPF         Defeasance
-----------------------------------------------------------------------------------------------------------------------------------
  167       349            Act/360    0.0833          0.0500     Fee Simple     UBSPF
-----------------------------------------------------------------------------------------------------------------------------------



MORTGAGE     ADDITIONAL   CREDIT LEASE LOAN
LOAN         INTEREST     (TENANT, GUARANTOR,
NUMBER       RATE (%)     RATED PARTY)
---------------------------------------------------------------------------------------------------
   1         2.00
---------------------------------------------------------------------------------------------------
   2
---------------------------------------------------------------------------------------------------
   3         5.00
---------------------------------------------------------------------------------------------------
   4         2.00
---------------------------------------------------------------------------------------------------
   5         2.00
---------------------------------------------------------------------------------------------------
   6         2.00
---------------------------------------------------------------------------------------------------
   7
---------------------------------------------------------------------------------------------------
   8         2.00
---------------------------------------------------------------------------------------------------
   9
---------------------------------------------------------------------------------------------------
  10
---------------------------------------------------------------------------------------------------
  11
---------------------------------------------------------------------------------------------------
  12
---------------------------------------------------------------------------------------------------
  13
---------------------------------------------------------------------------------------------------
  14
---------------------------------------------------------------------------------------------------
  15
---------------------------------------------------------------------------------------------------
  16
---------------------------------------------------------------------------------------------------
  17         2.00
---------------------------------------------------------------------------------------------------
  18         2.00
---------------------------------------------------------------------------------------------------
  19
---------------------------------------------------------------------------------------------------
  20
---------------------------------------------------------------------------------------------------
  21
---------------------------------------------------------------------------------------------------
  22
---------------------------------------------------------------------------------------------------
  23
---------------------------------------------------------------------------------------------------
  24
---------------------------------------------------------------------------------------------------
  25
---------------------------------------------------------------------------------------------------
  26
---------------------------------------------------------------------------------------------------
  27
---------------------------------------------------------------------------------------------------
  28
---------------------------------------------------------------------------------------------------
  29
---------------------------------------------------------------------------------------------------
  30
---------------------------------------------------------------------------------------------------
  31
---------------------------------------------------------------------------------------------------
  32
---------------------------------------------------------------------------------------------------
  33
---------------------------------------------------------------------------------------------------
  34
---------------------------------------------------------------------------------------------------
  35
---------------------------------------------------------------------------------------------------
  36
---------------------------------------------------------------------------------------------------
  37         2.00
---------------------------------------------------------------------------------------------------
  38         2.00
---------------------------------------------------------------------------------------------------
  39
---------------------------------------------------------------------------------------------------
  40
---------------------------------------------------------------------------------------------------
  41
---------------------------------------------------------------------------------------------------
  42
---------------------------------------------------------------------------------------------------
  43
---------------------------------------------------------------------------------------------------
  44         2.00
---------------------------------------------------------------------------------------------------
  45         2.00
---------------------------------------------------------------------------------------------------
  46
---------------------------------------------------------------------------------------------------
  47
---------------------------------------------------------------------------------------------------
  48
---------------------------------------------------------------------------------------------------
  49
---------------------------------------------------------------------------------------------------
  50
---------------------------------------------------------------------------------------------------
  51
---------------------------------------------------------------------------------------------------
  52
---------------------------------------------------------------------------------------------------
  53         2.00
---------------------------------------------------------------------------------------------------
  54
---------------------------------------------------------------------------------------------------
  55
---------------------------------------------------------------------------------------------------
  56         2.00
---------------------------------------------------------------------------------------------------
  57
---------------------------------------------------------------------------------------------------
  58
---------------------------------------------------------------------------------------------------
  59
---------------------------------------------------------------------------------------------------
  60         2.00
---------------------------------------------------------------------------------------------------
  61
---------------------------------------------------------------------------------------------------
  62         2.00
---------------------------------------------------------------------------------------------------
  63
---------------------------------------------------------------------------------------------------
  64
---------------------------------------------------------------------------------------------------
  65
---------------------------------------------------------------------------------------------------
  66
---------------------------------------------------------------------------------------------------
  67
---------------------------------------------------------------------------------------------------
  68         2.00
---------------------------------------------------------------------------------------------------
  69
---------------------------------------------------------------------------------------------------
  70
---------------------------------------------------------------------------------------------------
  71
---------------------------------------------------------------------------------------------------
  72
---------------------------------------------------------------------------------------------------
  73
---------------------------------------------------------------------------------------------------
  74         2.00
---------------------------------------------------------------------------------------------------
  75
---------------------------------------------------------------------------------------------------
  76                       Springfield Realty Partners, L.P., CVS Corporation, CVS Corporation
---------------------------------------------------------------------------------------------------
  77
---------------------------------------------------------------------------------------------------
  78                       Walgreen Co., None, Walgreen Co.
---------------------------------------------------------------------------------------------------
  79
---------------------------------------------------------------------------------------------------
  80
---------------------------------------------------------------------------------------------------
  81
---------------------------------------------------------------------------------------------------
  82
---------------------------------------------------------------------------------------------------
  83
---------------------------------------------------------------------------------------------------
  84                       Walgreen Co., None, Walgreen Co.
---------------------------------------------------------------------------------------------------
  85
---------------------------------------------------------------------------------------------------
  86         2.00
---------------------------------------------------------------------------------------------------
  87
---------------------------------------------------------------------------------------------------
  88
---------------------------------------------------------------------------------------------------
  89         2.00
---------------------------------------------------------------------------------------------------
  90
---------------------------------------------------------------------------------------------------
  91
---------------------------------------------------------------------------------------------------
  92
---------------------------------------------------------------------------------------------------
  93
---------------------------------------------------------------------------------------------------
  94
---------------------------------------------------------------------------------------------------
  95
---------------------------------------------------------------------------------------------------
  96
---------------------------------------------------------------------------------------------------
  97
---------------------------------------------------------------------------------------------------
  98
---------------------------------------------------------------------------------------------------
  99                       Walgreen Co., None, Walgreen Co.
---------------------------------------------------------------------------------------------------
  100
---------------------------------------------------------------------------------------------------
  101
---------------------------------------------------------------------------------------------------
  102
---------------------------------------------------------------------------------------------------
  103
---------------------------------------------------------------------------------------------------
  104
---------------------------------------------------------------------------------------------------
  105
---------------------------------------------------------------------------------------------------
  106
---------------------------------------------------------------------------------------------------
  107
---------------------------------------------------------------------------------------------------
  108
---------------------------------------------------------------------------------------------------
  109
---------------------------------------------------------------------------------------------------
  110
---------------------------------------------------------------------------------------------------
  111
---------------------------------------------------------------------------------------------------
  112
---------------------------------------------------------------------------------------------------
  113
---------------------------------------------------------------------------------------------------
  114
---------------------------------------------------------------------------------------------------
  115
---------------------------------------------------------------------------------------------------
  116
---------------------------------------------------------------------------------------------------
  117
---------------------------------------------------------------------------------------------------
  118
---------------------------------------------------------------------------------------------------
  119
---------------------------------------------------------------------------------------------------
  120                      Tucker CVS, Inc., CVS Corporation, CVS Corporation
---------------------------------------------------------------------------------------------------
  121
---------------------------------------------------------------------------------------------------
  122                      Hook-SupeRx, Inc., CVS Corporation, CVS Corporation
---------------------------------------------------------------------------------------------------
  123
---------------------------------------------------------------------------------------------------
  124
---------------------------------------------------------------------------------------------------
  125
---------------------------------------------------------------------------------------------------
  126
---------------------------------------------------------------------------------------------------
  127
---------------------------------------------------------------------------------------------------
  128
---------------------------------------------------------------------------------------------------
  129
---------------------------------------------------------------------------------------------------
  130
---------------------------------------------------------------------------------------------------
  131
---------------------------------------------------------------------------------------------------
  132
---------------------------------------------------------------------------------------------------
  133
---------------------------------------------------------------------------------------------------
  134
---------------------------------------------------------------------------------------------------
  135
---------------------------------------------------------------------------------------------------
  136        2.00
---------------------------------------------------------------------------------------------------
  137        2.00
---------------------------------------------------------------------------------------------------
  138
---------------------------------------------------------------------------------------------------
  139
---------------------------------------------------------------------------------------------------
  140
---------------------------------------------------------------------------------------------------
  141
---------------------------------------------------------------------------------------------------
  142
---------------------------------------------------------------------------------------------------
  143
---------------------------------------------------------------------------------------------------
  144
---------------------------------------------------------------------------------------------------
  145
---------------------------------------------------------------------------------------------------
  146
---------------------------------------------------------------------------------------------------
  147                      Mobil Oil Corporation, None, Mobil Corporation
---------------------------------------------------------------------------------------------------
  148
---------------------------------------------------------------------------------------------------
  149                      Arbor Drugs, Inc., CVS Corporation, CVS Corporation
---------------------------------------------------------------------------------------------------
  150
---------------------------------------------------------------------------------------------------
  151
---------------------------------------------------------------------------------------------------
  152
---------------------------------------------------------------------------------------------------
  153
---------------------------------------------------------------------------------------------------
  154
---------------------------------------------------------------------------------------------------
  155
---------------------------------------------------------------------------------------------------
  156
---------------------------------------------------------------------------------------------------
  157
---------------------------------------------------------------------------------------------------
  158
---------------------------------------------------------------------------------------------------
  159
---------------------------------------------------------------------------------------------------
  160
---------------------------------------------------------------------------------------------------
  161
---------------------------------------------------------------------------------------------------
  162
---------------------------------------------------------------------------------------------------
  163
---------------------------------------------------------------------------------------------------
  164
---------------------------------------------------------------------------------------------------
  165
---------------------------------------------------------------------------------------------------
  166
---------------------------------------------------------------------------------------------------
  167
---------------------------------------------------------------------------------------------------


MORTGAGE    LEASE                   RESIDUAL
LOAN        ENHANCEMENT             VALUE                                                                        MORTGAGE LOAN
NUMBER      POLICY                  INSURANCE               CROSS COLLATERALIZED                                 SELLER LOAN ID
----------------------------------------------------------------------------------------------------------------------------------
     1                                                      No                                                   LG-6133
----------------------------------------------------------------------------------------------------------------------------------
     2                                                      No                                                   991214001
----------------------------------------------------------------------------------------------------------------------------------
     3                                                      No                                                   LG000128001
----------------------------------------------------------------------------------------------------------------------------------
     4                                                      No                                                   6439
----------------------------------------------------------------------------------------------------------------------------------
     5                                                      No                                                   6165
----------------------------------------------------------------------------------------------------------------------------------
     6                                                      No                                                   5187
----------------------------------------------------------------------------------------------------------------------------------
     7                                                      No                                                   000223004
----------------------------------------------------------------------------------------------------------------------------------
     8                                                      No                                                   6412
----------------------------------------------------------------------------------------------------------------------------------
     9                                                      No                                                   990924003
----------------------------------------------------------------------------------------------------------------------------------
    10                                                      No                                                   000105010
----------------------------------------------------------------------------------------------------------------------------------
    11                                                      No                                                   990303002
----------------------------------------------------------------------------------------------------------------------------------
    12                                                      No                                                   5616
----------------------------------------------------------------------------------------------------------------------------------
    13                                                      No                                                   990920003
----------------------------------------------------------------------------------------------------------------------------------
    14                                                      No                                                   990914015
----------------------------------------------------------------------------------------------------------------------------------
    15                                                      No                                                   991216013
----------------------------------------------------------------------------------------------------------------------------------
    16                                                      No                                                   000201006
----------------------------------------------------------------------------------------------------------------------------------
    17                                                      No                                                   6254
----------------------------------------------------------------------------------------------------------------------------------
    18                                                      No                                                   6059
----------------------------------------------------------------------------------------------------------------------------------
    19                                                      No                                                   990511006
----------------------------------------------------------------------------------------------------------------------------------
    20                                                      No                                                   000503003
----------------------------------------------------------------------------------------------------------------------------------
    21                                                      No                                                   991005002
----------------------------------------------------------------------------------------------------------------------------------
    22                                                      No                                                   000120001
----------------------------------------------------------------------------------------------------------------------------------
    23                                                      No                                                   000120002
----------------------------------------------------------------------------------------------------------------------------------
    24                                                      No                                                   000427004
----------------------------------------------------------------------------------------------------------------------------------
    25                                                      No                                                   990720013
----------------------------------------------------------------------------------------------------------------------------------
    26                                                      No                                                   000309005
----------------------------------------------------------------------------------------------------------------------------------
    27                                                      No                                                   991216015
----------------------------------------------------------------------------------------------------------------------------------
    28                                                      No                                                   991210001
----------------------------------------------------------------------------------------------------------------------------------
    29                                                      No                                                   990426007
----------------------------------------------------------------------------------------------------------------------------------
    30                                                      No                                                   991104005
----------------------------------------------------------------------------------------------------------------------------------
    31                                                      No                                                   990315010
----------------------------------------------------------------------------------------------------------------------------------
    32                                                      No                                                   990719008
----------------------------------------------------------------------------------------------------------------------------------
    33                                                      No                                                   990427021
----------------------------------------------------------------------------------------------------------------------------------
    34                                                      No                                                   991103005
----------------------------------------------------------------------------------------------------------------------------------
    35                                                      No                                                   000217008
----------------------------------------------------------------------------------------------------------------------------------
    36                                                      No                                                   000211001
----------------------------------------------------------------------------------------------------------------------------------
    37                                                      No                                                   6058
----------------------------------------------------------------------------------------------------------------------------------
    38                                                      No                                                   6442
----------------------------------------------------------------------------------------------------------------------------------
    39                                                      No                                                   991126001
----------------------------------------------------------------------------------------------------------------------------------
    40                                                      No                                                   991116002
----------------------------------------------------------------------------------------------------------------------------------
    41                                                      No                                                   991018006
----------------------------------------------------------------------------------------------------------------------------------
    42                                                      No                                                   991126006
----------------------------------------------------------------------------------------------------------------------------------
    43                                                      No                                                   000120003
----------------------------------------------------------------------------------------------------------------------------------
    44                                                      No                                                   6076
----------------------------------------------------------------------------------------------------------------------------------
    45                                                      No                                                   6286
----------------------------------------------------------------------------------------------------------------------------------
    46                                                      No                                                   991223006
----------------------------------------------------------------------------------------------------------------------------------
    47                                                      No                                                   000505005
----------------------------------------------------------------------------------------------------------------------------------
    48                                                      No                                                   991126003
----------------------------------------------------------------------------------------------------------------------------------
    49                                                      No                                                   991101011
----------------------------------------------------------------------------------------------------------------------------------
    50                                                      No                                                   990922017
----------------------------------------------------------------------------------------------------------------------------------
    51                                                      No                                                   000125009
----------------------------------------------------------------------------------------------------------------------------------
    52                                                      No                                                   000405002
----------------------------------------------------------------------------------------------------------------------------------
    53                                                      No                                                   6481
----------------------------------------------------------------------------------------------------------------------------------
    54                                                      No                                                   990330038
----------------------------------------------------------------------------------------------------------------------------------
    55                                                      No                                                   990909006
----------------------------------------------------------------------------------------------------------------------------------
    56                                                      No                                                   6252
----------------------------------------------------------------------------------------------------------------------------------
    57                                                      No                                                   991203015
----------------------------------------------------------------------------------------------------------------------------------
    58                                                      No                                                   990802008
----------------------------------------------------------------------------------------------------------------------------------
    59                                                      No                                                   5159
----------------------------------------------------------------------------------------------------------------------------------
    60                                                      No                                                   6482
----------------------------------------------------------------------------------------------------------------------------------
    61                                                      No                                                   990721018
----------------------------------------------------------------------------------------------------------------------------------
    62                                                      No                                                   5866
----------------------------------------------------------------------------------------------------------------------------------
    63                                                      No                                                   990614006
----------------------------------------------------------------------------------------------------------------------------------
    64                                                      Yes - Shiv Kureti                                    000113005C
----------------------------------------------------------------------------------------------------------------------------------
    65                                                      No                                                   5739
----------------------------------------------------------------------------------------------------------------------------------
    66                                                      No                                                   991104004
----------------------------------------------------------------------------------------------------------------------------------
    67                                                      No                                                   991104006
----------------------------------------------------------------------------------------------------------------------------------
    68                                                      No                                                   5819
----------------------------------------------------------------------------------------------------------------------------------
    69                                                      No                                                   990511008
----------------------------------------------------------------------------------------------------------------------------------
    70                                                      No                                                   991012006
----------------------------------------------------------------------------------------------------------------------------------
    71                                                      Yes - Hersha Hospitality Trust (Pool 1)              991130001
----------------------------------------------------------------------------------------------------------------------------------
    72                                                      No                                                   991012004
----------------------------------------------------------------------------------------------------------------------------------
    73                                                      No                                                   991118007
----------------------------------------------------------------------------------------------------------------------------------
    74                                                      No                                                   6050
----------------------------------------------------------------------------------------------------------------------------------
    75                                                      Yes - Shiv Kureti                                    000113005B
----------------------------------------------------------------------------------------------------------------------------------
    76      Yes                     No                      No                                                   000204004
----------------------------------------------------------------------------------------------------------------------------------
    77                                                      No                                                   000303002
----------------------------------------------------------------------------------------------------------------------------------
    78      Yes                     No                      No                                                   991130006
----------------------------------------------------------------------------------------------------------------------------------
    79                                                      No                                                   990616010
----------------------------------------------------------------------------------------------------------------------------------
    80                                                      No                                                   000106002
----------------------------------------------------------------------------------------------------------------------------------
    81                                                      No                                                   001444003
----------------------------------------------------------------------------------------------------------------------------------
    82                                                      No                                                   5504
----------------------------------------------------------------------------------------------------------------------------------
    83                                                      No                                                   001444001
----------------------------------------------------------------------------------------------------------------------------------
    84      Yes                     No                      No                                                   990929005
----------------------------------------------------------------------------------------------------------------------------------
    85                                                      Yes - Hersha Hospitality Trust (Pool 1)              991129012
----------------------------------------------------------------------------------------------------------------------------------
    86                                                      No                                                   6307
----------------------------------------------------------------------------------------------------------------------------------
    87                                                      No                                                   990715004
----------------------------------------------------------------------------------------------------------------------------------
    88                                                      Yes - Hersha Hospitality Trust (Pool 2)              991222001
----------------------------------------------------------------------------------------------------------------------------------
    89                                                      No                                                   6246
----------------------------------------------------------------------------------------------------------------------------------
    90                                                      No                                                   990125058
----------------------------------------------------------------------------------------------------------------------------------
    91                                                      No                                                   991012005
----------------------------------------------------------------------------------------------------------------------------------
    92                                                      No                                                   5116
----------------------------------------------------------------------------------------------------------------------------------
    93                                                      No                                                   5603
----------------------------------------------------------------------------------------------------------------------------------
    94                                                      No                                                   991214006
----------------------------------------------------------------------------------------------------------------------------------
    95                                                      No                                                   6009
----------------------------------------------------------------------------------------------------------------------------------
    96                                                      No                                                   990714003
----------------------------------------------------------------------------------------------------------------------------------
    97                                                      No                                                   990528006
----------------------------------------------------------------------------------------------------------------------------------
    98                                                      No                                                   991015013
----------------------------------------------------------------------------------------------------------------------------------
    99      Yes                     No                      No                                                   000410011
----------------------------------------------------------------------------------------------------------------------------------
    100                                                     No                                                   991021004
----------------------------------------------------------------------------------------------------------------------------------
    101                                                     No                                                   991201004
----------------------------------------------------------------------------------------------------------------------------------
    102                                                     No                                                   991216011
----------------------------------------------------------------------------------------------------------------------------------
    103                                                     Yes - Hersha Hospitality Trust (Pool 2)              991222002
----------------------------------------------------------------------------------------------------------------------------------
    104                                                     Yes - Hersha Hospitality Trust (Pool 1)              991130002
----------------------------------------------------------------------------------------------------------------------------------
    105                                                     No                                                   990709007
----------------------------------------------------------------------------------------------------------------------------------
    106                                                     No                                                   000202004
----------------------------------------------------------------------------------------------------------------------------------
    107                                                     Yes - Shiv Kureti                                    000113005A
----------------------------------------------------------------------------------------------------------------------------------
    108                                                     No                                                   6321
----------------------------------------------------------------------------------------------------------------------------------
    109                                                     No                                                   990813001
----------------------------------------------------------------------------------------------------------------------------------
    110                                                     No                                                   991012001
----------------------------------------------------------------------------------------------------------------------------------
    111                                                     No                                                   990115001
----------------------------------------------------------------------------------------------------------------------------------
    112                                                     No                                                   991110023
----------------------------------------------------------------------------------------------------------------------------------
    113                                                     No                                                   990326014
----------------------------------------------------------------------------------------------------------------------------------
    114                                                     No                                                   991007009
----------------------------------------------------------------------------------------------------------------------------------
    115                                                     No                                                   000211004
----------------------------------------------------------------------------------------------------------------------------------
    116                                                     No                                                   000211003
----------------------------------------------------------------------------------------------------------------------------------
    117                                                     No                                                   001444002
----------------------------------------------------------------------------------------------------------------------------------
    118                                                     No                                                   5424
----------------------------------------------------------------------------------------------------------------------------------
    119                                                     No                                                   990412004
----------------------------------------------------------------------------------------------------------------------------------
    120     Yes                     No                      No                                                   000418002
----------------------------------------------------------------------------------------------------------------------------------
    121                                                     No                                                   6316
----------------------------------------------------------------------------------------------------------------------------------
    122     Yes                     No                      No                                                   000203010
----------------------------------------------------------------------------------------------------------------------------------
    123                                                     No                                                   001444004
----------------------------------------------------------------------------------------------------------------------------------
    124                                                     No                                                   990923011
----------------------------------------------------------------------------------------------------------------------------------
    125                                                     No                                                   000324002
----------------------------------------------------------------------------------------------------------------------------------
    126                                                     No                                                   6466
----------------------------------------------------------------------------------------------------------------------------------
    127                                                     No                                                   991201009
----------------------------------------------------------------------------------------------------------------------------------
    128                                                     No                                                   000307002
----------------------------------------------------------------------------------------------------------------------------------
    129                                                     No                                                   990927004
----------------------------------------------------------------------------------------------------------------------------------
    130                                                     Yes - Hersha Hospitality Trust (Pool 1)              991129013
----------------------------------------------------------------------------------------------------------------------------------
    131                                                     No                                                   990923013
----------------------------------------------------------------------------------------------------------------------------------
    132                                                     No                                                   990420003
----------------------------------------------------------------------------------------------------------------------------------
    133                                                     No                                                   991006005
----------------------------------------------------------------------------------------------------------------------------------
    134                                                     No                                                   990825004
----------------------------------------------------------------------------------------------------------------------------------
    135                                                     No                                                   991129014
----------------------------------------------------------------------------------------------------------------------------------
    136                                                     No                                                   6459
----------------------------------------------------------------------------------------------------------------------------------
    137                                                     No                                                   6121
----------------------------------------------------------------------------------------------------------------------------------
    138                                                     No                                                   6195
----------------------------------------------------------------------------------------------------------------------------------
    139                                                     No                                                   991021001
----------------------------------------------------------------------------------------------------------------------------------
    140                                                     No                                                   990520007
----------------------------------------------------------------------------------------------------------------------------------
    141                                                     No                                                   001444005
----------------------------------------------------------------------------------------------------------------------------------
    142                                                     Yes - Putnam Centers                                 6022
----------------------------------------------------------------------------------------------------------------------------------
    143                                                     No                                                   000106007
----------------------------------------------------------------------------------------------------------------------------------
    144                                                     No                                                   000211002
----------------------------------------------------------------------------------------------------------------------------------
    145                                                     No                                                   6151
----------------------------------------------------------------------------------------------------------------------------------
    146                                                     No                                                   990126015
----------------------------------------------------------------------------------------------------------------------------------
    147     Yes                     No                      No                                                   990921003
----------------------------------------------------------------------------------------------------------------------------------
    148                                                     No                                                   990922003
----------------------------------------------------------------------------------------------------------------------------------
    149     Yes                     No                      No                                                   990928008
----------------------------------------------------------------------------------------------------------------------------------
    150                                                     No                                                   991203016
----------------------------------------------------------------------------------------------------------------------------------
    151                                                     No                                                   981202018
----------------------------------------------------------------------------------------------------------------------------------
    152                                                     No                                                   990413006
----------------------------------------------------------------------------------------------------------------------------------
    153                                                     No                                                   6221
----------------------------------------------------------------------------------------------------------------------------------
    154                                                     No                                                   991208004
----------------------------------------------------------------------------------------------------------------------------------
    155                                                     No                                                   990125005
----------------------------------------------------------------------------------------------------------------------------------
    156                                                     Yes - Putnam Centers                                 6021
----------------------------------------------------------------------------------------------------------------------------------
    157                                                     No                                                   000222006
----------------------------------------------------------------------------------------------------------------------------------
    158                                                     No                                                   6429
----------------------------------------------------------------------------------------------------------------------------------
    159                                                     No                                                   000211005
----------------------------------------------------------------------------------------------------------------------------------
    160                                                     No                                                   991216003
----------------------------------------------------------------------------------------------------------------------------------
    161                                                     No                                                   6202
----------------------------------------------------------------------------------------------------------------------------------
    162                                                     No                                                   5932
----------------------------------------------------------------------------------------------------------------------------------
    163                                                     No                                                   6282
----------------------------------------------------------------------------------------------------------------------------------
    164                                                     No                                                   6222
----------------------------------------------------------------------------------------------------------------------------------
    165                                                     No                                                   6363
----------------------------------------------------------------------------------------------------------------------------------
    166                                                     No                                                   5927
----------------------------------------------------------------------------------------------------------------------------------
    167                                                     No                                                   5612
----------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE II

                             SCHEDULE OF EXCEPTIONS
                            TO MORTGAGE FILE DELIVERY

Report Run Date:  September 25, 2000

LaSalle Bank N.A.
Asset-Backed Securities
Trust Services

                             CUSTODIAN'S REPORT OF
                              COLLATERAL HOLDINGS
                        (DOCUMENTS WITH EXCEPTIONS ONLY)


CUSTODY CLIENT:  LEHMAN BROTHERS
POOL NAME:
Pool Type:  COMM MTG BACKED

Questions concerning information contained in this report should be directed to the person(s) identified below.

      Collateral Administrator:  Hanna Woo, Trust Officer
           Phone No.:  312-904-0345
           Email Address:  hanna.woo@abnamro.com

      Trust Administrator:  Barbara Marik, Assistant Vice President
           Phone No.:  312-904-7323
           Email Address: barbara.marik@abnamro.com

Report Parameters:
Primary Sort:  LaSalle Loan No.
Secondary Sort:  LaSalle Loan No.
Report Run By:  Woo
Run Date:  September 25, 2000


                                                              Report Page No. 1


                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/401                                   COLLATERAL DOCUMENTS                                   PRINT DATE: 09/25/00
POOL NAME:                                        (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
                                                          LOAN INFORMATION
BEGIN RECORD FOR LOAN ID:   242-0026-000

LOAN ID:  242-0026-000
BORROWER:  PINEWOOD ESTATES OF MICHIGAN, LLC


IDENTIFICATION DATA             PROPERTY DATA                   NOTE DATA                        MISC. DATA
-------------------             -------------                   ---------                        ----------
PREV LOAN ID:  4-06-NJ-0347     PROPERTY:  PINEWOOD ESTATES     NOTE AMOUNT:  $2,000,000.00      Counsel:  SIMPSON ZELENOCK
CONTROL REF:  0123              CITY, ST.:   SOUTHFIELD, MI     NOTE DATE:  02/28/00             Misc. Info. #1:  JEFF URBAN
GROUP:  C4                                                      MATURITY:   03/01/10             Misc. Info. #2:  PINEWOOD ESTATES


Loan Memo:  Re:  TABLE FUNDED-  THIS LOAN HAS BEEN TABLE FUNDED...ORIGINAL DOCS TO FOLLOW
                                         ***************************************************


                                    DOCUMENTS
                                    ---------
DOCUMENT                                ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                ----------------------------------------
DOCUMENT CONDITION
------------------

                           DEFICIENCY/EXCEPTION
                           --------------------
--------------------------------------------------------------------------------
MORTGAGE INSTRUMENT
  Document is UNRECORDED ORIGINAL - INFO NOT AVAILABLE.
        EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED
--------------------------------------------------------------------------------
ASSIGNMENT OF MORTGAGE "TO TRUSTEE"
  Document is MISSING.
        EXCEPTION --> ORIGINAL DOCUMENT REQUIRED
--------------------------------------------------------------------------------
TITLE POLICY #1 Document is MISSING.
        EXCEPTION --> ORIGINAL DOCUMENT REQUIRED

ASSIGNMENT OF LEASES & RENTS
  Document is UNRECORDED ORIGINAL - INFO NOT AVAILABLE.
        EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED
--------------------------------------------------------------------------------


                                                               Report Page No. 2

LOAN ID:  242-0026-000 (CON'T)     DOCUMENTS

DOCUMENT                                ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                ----------------------------------------
DOCUMENT CONDITION
------------------

                  DEFICIENCY/EXCEPTION
                  --------------------
--------------------------------------------------------------------------------
ASSIGNMENT OF LEASES & RENTS "TO TRUSTEE"
  Document is MISSING.
           EXCEPTION --> ORIGINAL DOCUMENT REQUIRED

--------------------------------------------------------------------------------
UCC ORIGINAL FILING - STATE                                    -SOS-DE
  Document is UNRECORDED COPY.
           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

--------------------------------------------------------------------------------
UCC ORIGINAL FILING - COUNTY                                   - OCEAN COUNTY
  Document is UNRECORDED COPY.
           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

--------------------------------------------------------------------------------
UCC ORIGINAL FILING - COUNTY                                   - OCEAN COUNTY
  Document is UNRECORDED COPY.
           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

--------------------------------------------------------------------------------
UCC ORIGINAL FIXTURE FILING - COUNTY                           - SOS-MI
  Document is UNRECORDED COPY.
           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

--------------------------------------------------------------------------------
UCC ORIGINAL FILING - ADDITIONAL #1
  Document is UNRECORDED COPY.
           EXCETION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

--------------------------------------------------------------------------------
END RECORD FOR Loan ID:  242-0026-000             (1)

                                                               Report Page No. 3


                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                   COLLATERAL DOCUMENTS                                  PRINT DATE: 09/25/00
POOL NAME:                                          (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------

BEGIN RECORD FOR LOAN ID:   242-0027-000                   LOAN INFORMATION

LOAN ID:  242-0027-000
BORROWER:  LAUREL COMMONS MHC, LLC


IDENTIFICATION DATA             PROPERTY DATA                     NOTE DATA                         MISC. DATA
-------------------             -------------                     ---------                         ----------
PREV LOAN ID:  4-06-PA-0370     PROPERTY:  LAUREL COMMONS MHC     NOTE AMOUNT:  $3,600,000.00       Counsel:  SIMPSON ZELENOCK
CONTROL REF:  0081              CITY, ST.:  OAKBROOK, IL          NOTE DATE:  02/29/00              Misc. Info. #1:  JEFF URBAN
GROUP:  C4                                                        MATURITY:   03/01/10              Misc. Info. #2:  LAUREL COMMO

Loan Memo:  Re:  TABLE FUNDED-   THIS LOAN HAS BEEN TABLE FUNDED, ORIGINAL DOCS TO FOLLOW
                                         ***************************************************

                                    DOCUMENTS
                                    ---------

DOCUMENT                                ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                ----------------------------------------
DOCUMENT CONDITION
------------------
                              DEFICIENCY/EXCEPTION
                              --------------------
--------------------------------------------------------------------------------
UCC ORIGINAL FILING - STATE                                  -SOS IL
  Document is UNRECORDED COPY.
           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

--------------------------------------------------------------------------------
UCC ORIGINAL FILING - ADDITIONAL #1                          -UCC-1 SOS-DE
  Document is UNRECORDED COPY.
           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

--------------------------------------------------------------------------------
UCC ORIGINAL FILING - ADDITIONAL #2                          -UCC-1 SOS-PA
  Document is UNRECORDED COPY.
           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

--------------------------------------------------------------------------------
END RECORD FOR Loan ID:  242-0027-000             (1)


                                                               Report Page No. 4

                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                   COLLATERAL DOCUMENTS                                  PRINT DATE: 09/25/00
POOL NAME:                                       (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------

BEGIN RECORD FOR LOAN ID:  242-0028-000                  LOAN INFORMATION

LOAN ID:  242-0028-000
BORROWER:  PARKER BRANDENTON, LLC


IDENTIFICATION DATA            PROPERTY DATA                           NOTE DATA                      MISC. DATA
-------------------            -------------                           ---------                      ----------
PREV LOAN ID:  5-06-FL-0349    PROPERTY:  SUNNY ACRES AND CAPITAL      NOTE AMOUNT:  $1,544,000.00    Counsel:  SIMPSON ZELENOCK
                                            MOBILE COUR
CONTROL REF:  0141             CITY, ST.:  KEY LARGO, FL               NOTE DATE:  03/03/00           Misc. Info. #2:  SUNNY ACRES
GROUP:  C4                                                             MATURITY:   04/01/10

Loan Memo:  RE:  TABLE FUNDING - 3-3-00 THIS LOAN WAS TABLE FUNDED.  ORIGINAL DOCS TO FOLLOW.
                                         ***************************************************

                                    DOCUMENTS
                                    ---------
DOCUMENT
--------
DOCUMENT CONDITION            DEFICIENCY/EXCEPTION
------------------            --------------------

                                        ADDITIONAL DOCUMENT INFORMATION (IF ANY)
                                        ----------------------------------------

ASSIGNMENT OF MORTGAGE "TO TRUSTEE"
  Document is MISSING.
           EXCEPTION --> ORIGINAL DOCUMENT REQUIRED

--------------------------------------------------------------------------------
ASSIGNMENT OF ASSIGNMENT OF LEASES & RENTS "TO TRUSTEE"
  Document is MISSING.
           EXCEPTION --> ORIGINAL DOCUMENT REQUIRED

--------------------------------------------------------------------------------
UCC ASSIGNMENT - COUNTY "TO TRUSTEE"
  Document is MISSING.
           EXCEPTION --> ORIGINAL DOCUMENT REQUIRED

--------------------------------------------------------------------------------
END RECORD FOR Loan ID:242-0028-000                       (1)


                                                               Report Page No. 5

                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                   COLLATERAL DOCUMENTS                                  Print Date: 0/25/00
POOL NAME:                                          (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR LOAN ID:  242-0030-000                    LOAN INFORMATION

LOAN ID:  242-0030-000
BORROWER:  HIGHLAND WOOD SOUTH RVP, LLC.


IDENTIFICATION DATA            PROPERTY DATA                          NOTE DATA                      MISC. DATA
-------------------            -------------                          ---------                      ----------
PREV LOAN ID:  9-12-FL-0403    PROPERTY:  HIGHLAND WOOD SOUTH RVP     NOTE AMOUNT:  $2,280,000.00    Counsel:  SIMPSON ZELENOCK
CONTROL REF:  0117             CITY, ST.:  CITRUS HEIGHTS, CA         NOTE DATE:  06/16/00           Misc. Info. #2:  HIGHLAND WOOD
GROUP:  C4                                                            MATURITY:   07/01/10

Loan Memo:  RE:  TABLE FUNDED - THIS IS A TABLE FUNDED LOAN.  ALL DOCUMENTS ARE COPIES.  ALL ORIGINALS TO FOLLOW

                                         ***************************************************


                                    DOCUMENTS
                                    ---------

DOCUMENT                                ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                ----------------------------------------
DOCUMENT CONDITION
------------------

                              DEFICIENCY/EXCEPTION
                              --------------------

--------------------------------------------------------------------------------
UCC ASSIGNMENT - COUNTY "TO TRUSTEE"
  Document is MISSING.
           EXCEPTION --> ORIGINAL DOCUMENT REQUIRED

--------------------------------------------------------------------------------
END RECORD FOR Loan ID:  242-0030-0000              (1)

                                                               Report Page No. 6


                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                  COLLATERAL DOCUMENTS                                  Print Date: 09/25/00
POOL NAME:                                          (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR LOAN ID:   321-0045-000                  LOAN INFORMATION
                                                          ----------------
LOAN ID:  321-0045-000
BORROWER:  WILLOW CREEK ASSOCIATES, L.P.

IDENTIFICATION DATA          PROPERTY DATA                          NOTE DATA                       MISC. DATA
-------------------          -------------                          ---------                       ----------
                             PROPERTY:  WILLOW CREEK APARTMENTS     NOTE AMOUNT: $3,200,000.00      Counsel: ALSTON BIRD
CONTROL REF:  0093           CITY, ST.:  SHELBY COUNTY, TN          NOTE DATE: 09/02/99             Misc. Info. #1:  SHELBY COUNTY
GROUP:  C4                                                          MATURITY:  09/06/09             Misc. Info. #2:  WILLOW CREEK
                                                                    1ST  PMT:    10/06/99

                                         ***************************************************

                                    DOCUMENTS
                                    ---------
DOCUMENT                                ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                ----------------------------------------
DOCUMENT CONDITION
------------------

                              DEFICIENCY/EXCEPTION
                              --------------------


---------------------------------------------------------------------------------------------------------
UCC FIXTURE ASSIGNMENT - COUNTY "TO BLANK"                  - FIXTURE FILING; SHELBY COUNTY, TENNESSEE;
  Document is MISSING.                                           CENTRAL PARK CAPITAL, L.P. TO BLANK
           EXCEPTION --> ORIGINAL DOCUMENT REQUIRED

---------------------------------------------------------------------------------------------------------

END RECORD FOR Loan ID: 321-0045-000              (1)

                                                               Report Page No. 7

                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                  COLLATERAL DOCUMENTS                                 PRINT DATE: 09/25/00
POOL NAME:                                          (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------

BEGIN RECORD FOR Loan ID:   321-0076-003
                                                          LOAN INFORMATION
                                                          ----------------
LOAN ID:  321-0076-003
BORROWER:  WESTLAND SOUTH SHORE MALL L.P.


IDENTIFICATION DATA        PROPERTY DATA                     NOTE DATA                        MISC. DATA
-------------------        -------------                     ---------                        ----------
CONTROL REF:  0001         PROPERTY:  PROPERTY FILE          NOTE AMOUNt:  $86,105,673.02     Counsel:  CADWALADER WICKERSHAM
GROUP:  C4                 CITY, ST.:    ISLIP, NY           NOTE DATE:                       Misc. Info. #1:  SUFFOLK COUNTY
                                                             MATURITY:                        Misc. Info. #2:  PROPERTY FILE

Loan Memo: RE: Master File    Original loan was 3 properties (Downtown, Eastland and Westland).  Downtown and Eastland became securitized. Westland remains in conduit.  Master file is located in 321-0076-0000.

                                        ****************************************************

                                    DOCUMENTS
                                    ---------

DOCUMENT
--------
DOCUMENT CONDITION                     ADDITIONAL DOCUMENT INFORMATION (IF ANY)
------------------                     ----------------------------------------

                              DEFICIENCY/EXCEPTION
                              --------------------

--------------------------------------------------------------------------------------------------------------------------------
ENDORSEMENT TO PROMISSORY NOTE "TO BLANK"                       -UBS PRINCIPAL FINANCE LLC TO BLANK
  Document is MISSING.
           EXCEPTION --> INCOMPLETE/MISSING ENDORSEMENT(S)

--------------------------------------------------------------------------------------------------------------------------------
                                                                -MODIFICATION TO MORTGAGE, ASSIGNMENT OF LEASES AND RENTS,
MODIFICATION OF MORTGAGE INSTRUMENT                             SECURITY
                                                                AGREEMENT AND FIXTURE FILING dated 05/08/00
  Document is UNRECORDED ORIGINAL - INFO NOT AVAILABLE.
           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

--------------------------------------------------------------------------------------------------------------------------------
TITLE POLICY #1
  Document is MISSING.
           EXCEPTION --> ORIGINAL DOCUMENT REQUIRED



                                                               Report Page No. 8

LOAN ID:  321-0076-003 (CON'T)      DOCUMENTS
                                    ---------

DOCUMENT                               ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                               ----------------------------------------
DOCUMENT CONDITION
------------------

                              DEFICIENCY/EXCEPTION
                              --------------------


-----------------------------------------------------------------------------------------------------------------------------------
MODIFICATION OF ASSIGNMENT OF LEASES & RENTS                               -FIRST AMENDMENT TO ASSIGNMENT OF LEASES AND RENTS
  Document is UNRECORDED ORIGINAL - INFO NOT AVAILABLE                     dated 05/08/00
           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

-----------------------------------------------------------------------------------------------------------------------------------
UCC ORGINAL FILING - COUNTY                                                -SUFFOLK COUNTY, NEW YORK; to UBS PRINCIPAL FINANCE LLC
  Document is UNRECORDED COPY.
           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

-----------------------------------------------------------------------------------------------------------------------------------

                                              (1)
END RECORD FOR Loan ID: 321-0076-003

                                                               Report Page No. 9

                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                  COLLATERAL DOCUMENTS                                  PRINT DATE: 09/25/00
POOL NAME:                                          (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR Loan ID:   321-0102-000                  LOAN INFORMATION
                                                          ----------------

LOAN ID:  321-0102-000
BORROWER:  P S. 71 ASSOCIATES LLC


IDENTIFICATION DATA       PROPERTY DATA                            NOTE DATA                       MISC. DATA
-------------------       -------------                            ---------                       ----------
CONTROL REF:  0005        PROPERTY:  TOMPKINS SQUARE APARTMENTS    NOTE AMOUNT:  $26,978,567.34    Counsel:  ORRICK HERRINGTON
GROUP:  C4                CITY: NEW YORK, NY                       NOTE DATE:  05/02/00            Misc. Info. #1:  NEW YORK COUNTY
                                                                   MATURITY:  02/11/30             Misc. Info. #2:  P.S. 71 ASSOC
                                                                   1ST PMT:  06/11/00

Loan Memo:  RE: UNDERLYING DOCS. - ORIGINAL LOAN $17.6M WITH UNDERLYING  DOCS IN THE FILE.
                                    CONSOLIDATED LOAN DOCS.  IN FILE ALSO.

                                        *****************************************************


                                    DOCUMENTS
                                    ---------
DOCUMENT                                ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                ----------------------------------------
DOCUMENT CONDITION
------------------

                 DEFICIENCY/EXCEPTION
                 --------------------

-----------------------------------------------------------------------------------------------------------------------------------
ENDORSEMENT TO PROMISSORY NOTE "TO BLANK"                              -UBS PRINCIPAL FINANCE LLC to BLANK
Document is MISSING.
           EXCEPTION --> INCOMPLETE/MISSING ENDORSEMENT(S)

-----------------------------------------------------------------------------------------------------------------------------------
ASSIGNMENT OF MORTGAGE "TO BLANK"                                      -UBS PRINCIPAL FINANCE LLC to BLANK
Document is MISSING.
           EXCEPTION --> ORIGINAL DOCUMENT REQUIRED

-----------------------------------------------------------------------------------------------------------------------------------
ASSIGNMENT OF ASSIGNMENT OF LEASES & RENTS "TO BLANK"                  -UBS PRINCIPAL FINANCE LLC TO BLANK
Document is MISSING.
                             EXCEPTION --> ORIGINAL DOCUMENT REQUIRED

-----------------------------------------------------------------------------------------------------------------------------------

                                                              Report Page No. 10


LOAN ID:  321-0102-000 (CON'T)                 DOCUMENTS
                                               ---------
DOCUMENT                                                                                 ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                                 ----------------------------------------
DOCUMENT CONDITION
------------------

                         DEFICIENCY/EXCEPTION
                         --------------------
----------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - STATE"                                             -AMENDMENT; NEW YORK SECRETARY OF STATE; to UBS
                                                                         PRINCIPAL FINANCE  LLC (FROM ORIGINAL LOAN)
Document is UNRECORDED COPY.
         EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

----------------------------------------------------------------------------------------------------------------------------------
UCC ASSIGNMENT -STATE INTERIM #1                                         -AMENDMENT; NEW YORK SECRETARY OF STATE;
                                                                         UBS  PRINCIPAL FINANCE  LLC (FROM ORIGINAL LOAN)
Document is UNRECORDED ORIGINAL - INFO NOT AVAILABLE.
         EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

----------------------------------------------------------------------------------------------------------------------------------
UCC ASSIGNMENT - STATE "TO BLANK"                                        -NEW YORK SECRETARY OF STATE;
                                                                         UBS PRINCIPAL FINANCE LLS to BLANK (FROM ORIGINAL LOAN)
Document is MISSING
         EXCEPTION --> ORIGINAL DOCUMENT REQUIRED

----------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - COUNTY                                             -NEW YORK COUNTY, NEW YORK;;
                                                                         to UBS PRINCIPAL FINANCE LLC (FROM ORIGINAL LOAN)
Document is UNRECORDED COPY.
         EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

----------------------------------------------------------------------------------------------------------------------------------
UCC ASSIGNMENT -COUNTY INTERIM #1                                        -AMENDMENT; NEW YORK COUNTY, NEW YORK;
                                                                         to UBS PRINCIPAL FINANCE  LLC
Document is UNRECORDED ORIGINAL - INFO NOT AVAILABLE.
         EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

----------------------------------------------------------------------------------------------------------------------------------
UCC ASSIGNMENT - COUNTY "TO BLANK"                                       -NEW YORK COUNTY, NEW YORK;
                                                                         UBS PRINCIPAL FINANCE T to BLANK (FROM ORIGINAL LOAN)
Document is MISSING
         EXCEPTION --> ORIGINAL DOCUMENT REQUIRED

----------------------------------------------------------------------------------------------------------------------------------
END RECORD FOR Loan ID:  321-0102-000                        (1)


                                                              Report Page No. 11


                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                  COLLATERAL DOCUMENTS                                  PRINT DATE: 9/25/00
POOL NAME:                                          (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR Loan ID:  321-0114-000                    LOAN INFORMATION                                      Report XRef#: 3
                                                           ----------------

LOAN ID:  321-0114-000
BORROWER:  HILLTOP SQUARE S/C PARTNERS, LTD


IDENTIFICATION DATA        PROPERTY DATA                          NOTE DATA                        MISC. DATA
-------------------        -------------                          ---------                        ----------
CONTROL REF:  0137         PROPERTY:  HILLTOP SHOPPING CENTER     NOTE AMOUNT:  $1,600,000.00      Counsel:  ORRICK HERRINGTON
GROUP:  C4                 CITY, ST.:  TX                         NOTE DATE:        01/31/00       Misc. Info. #1:  TARRANT COUNTY
                                                                  MATURITY:   02/11/30             Misc. Info. #2:  HILLTOP
                                                                  1ST  PMT:   03/11/00

                                          ************************************************

                                    DOCUMENTS
                                    ---------

DOCUMENT
--------
DOCUMENT CONDITION                     ADDITIONAL DOCUMENT INFORMATION (IF ANY)
------------------                     ----------------------------------------

                      DEFICIENCY/EXCEPTION
                      --------------------

-------------------------------------------------------------------------------------------------------------------------------
MORTGAGE INSTRUMENT                                                             - DEED OF TRUST AND SECURITY AGREEMENT
Document is UNRECORDED ORIGINAL - INFO NOT AVAILABLE.
         EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

-------------------------------------------------------------------------------------------------------------------------------
TITLE POLICY # 1
Document is MISSING.
         EXCEPTION --> ORIGINAL DOCUMENT REQUIRED

-------------------------------------------------------------------------------------------------------------------------------
ASSIGNMENT OF LEASES & RENTS
Document is UNRECORDED ORIGINAL - INFO NOT AVAILABLE.
         EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

-------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - STATE                                                     -TEXAS SECRETARY OF STATE;
                                                                                UBS  PRINCIPAL FINANCE  LLC
Document is UNRECORDED COPY.
         EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

-------------------------------------------------------------------------------------------------------------------------------

                                                              Report Page No. 12


LOAN ID:  321-0114-000 (CON'T)                                DOCUMENTS
                                                              ---------
DOCUMENT                                                                                ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                                ----------------------------------------
DOCUMENT CONDITION
------------------

                         DEFICIENCY/EXCEPTION
                         --------------------
------------------------------------------------------------------------------------------------------------------------------------
UCC ASSIGNMENT - STATE "TO BLANK"                                               -TEXAS SECRETARY OF STATE;
                                                                                UBS  PRINCIPAL FINANCE  LLC to BLANK
Document is MISSING.
         EXCEPTION --> ORIGINAL DOCUMENT REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - COUNTY                                                    -TARRANT COUNTY, TEXAS;
                                                                                to UBS  PRINCIPAL FINANCE  LLC
Document is UNRECORDED COPY.
         EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ASSIGNMENT - COUNTY "TO BLANK"                                              -TARRANT COUNTY, TEXAS;
                                                                                TO UBS  PRINCIPAL FINANCE  LLC to BLANK
Document is MISSING.
         EXCEPTION --> ORIGINAL DOCUMENT REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
END RECORD FOR Loan ID:321-0114-000           (1)

                                                             Report Page No. 13


                                                        CUSTODIAN'S REPORT OF
Issuer/Pool:  1011/425                                  COLLATERAL DOCUMENTS                                   Print Date: 09/25/00
Pool Name:                                          (DOCUMENTS WITH EXCEPTIONS ONLY)

------------------------------------------------------------------------------------------------------------------------------------

BEGIN RECORD FOR LOAN ID:   321-0123-000                 LOAN INFORMATION                                    Report XRef#: 2
                                                         ----------------

LOAN ID:  321-0123-000
BORROWER:  PUTNAM CENTER - PALATKA, LLC


IDENTIFICATION DATA          PROPERTY DATA                       NOTE DATA                         MISC. DATA
-------------------          -------------                       ---------                         ----------
                             Property:  SUPERVAL-WESTGATE        NOTE AMOUNT:  $1,040,000.00       Counsel:  KRONISH LIEB WEINER
CONTROL REF:  0156           CITY, ST.:  SANIBEL, FL             NOTE DATE: 02/160//               Misc. Info. #1:  PUTNAM COUNTY
GROUP:  C4                                                       MATURITY:  03/11/30               Misc. Info. #2:  SUPERVAL-WEST
                                                                 1ST PMT:   04/11/00

                                      ********************************************************

                                                              DOCUMENTS
                                                              ---------
DOCUMENT                                                                                  ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                                  ----------------------------------------
DOCUMENT CONDITION
------------------

                     DEFICIENCY/EXCEPTION
                     --------------------

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - STATE                                                      -FLORIDA SECRETARY OF STATE;
                                                                                 to UBS PRINCIPAL FINANCE LLC
    Document is UNRECORDED COPY.
             EXCEPTION --> RECORDED ORGINAL OR CLERK CERTIFIED COPY OF REQUIRED

-----------------------------------------------------------------------------
END RECORD FOR Loan ID:  321-0123-000                                   (1)

                                                             Report Page No. 14

                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                  COLLATERAL DOCUMENTS                                  PRINT DATE: 09/25/00
POOL NAME:                                          (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR LOAN ID:  321-0124-000                    LOAN INFORMATION
                                                           ----------------

LOAN ID:  321-0124-000
BORROWER: PUTNAM CENTER-INTERLACHEN, LLC


IDENTIFICATION DATA        PROPERTY DATA                        NOTE DATA                         MISC. DATA
-------------------        -------------                        ---------                         ----------
                           PROPERTY:  SUPERVAL-INTERLACHEN      NOTE AMOUNT:  $1,540,000.00       Counsel:  KRONISH LIEB WEINER
CONTROL REF:  0142         CITY, ST.:  SANIBEL, FL              NOTE DATE: 02/16/00               Misc. Info. #1:  PUTNAM COUNTY
GROUP:  C4                                                      MATURITY:  03/11/30               Misc. Info. #2:  SUPERVAL-INTE
                                                                1st Pmt:  04/11/00

                                         ***************************************************

                                                              DOCUMENTS
                                                              ---------
DOCUMENT                                                                                ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                                ----------------------------------------
DOCUMENT CONDITION
------------------

                        DEFICIENCY/EXCEPTION
                        --------------------
------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - STATE                                                     -FLORIDA SE OF STATE, TO UBS PRICNIAPL FINANCE LLC
  Document is UNRECORDED COPY
         EXCEPTION --> RECORDED ORIGINAL OR CLERK OR CLERK CERTIFIED COPY REQUIRED


-------------------------------------------------------------------------------
END RECORD FOR Loan ID: 321-0124-000                                     (1)


                                                              Report Page No. 15

                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                  COLLATERAL DOCUMENTS                                  PRINT DATE: 09/25/00
POOL NAME:                                          (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR LOAN ID:  321-0126-000                                        LOAN INFORMATION

LOAN ID:  321-0126-000
BORROWER:  DAVID J. HEROUX, TRUSTEE

IDENTIFICATION DATA       PROPERTY DATA                         NOTE DATA                       MISC. DATA
-------------------       -------------                         ---------                       ----------
                          PROPERTY:  PLYMOUTH REALTY TRUST      Note Amount:  $2,160,000.00     Counsel:  KRONISH LIEB WEINER
                          NOMINEE TRUST
CONTROL REF:  0118        CITY, ST.:  FALL RIVER, MA            Note Date: 03/06/00             Misc. Info. #1:  BRISTOL COUNTY
GROUP:  C4                                                      Maturity:  03/11/10             Misc. Info. #2:  PLYMOUTH
                                                                1st Pmt:   04/11/00

                                      ********************************************************

                                                              DOCUMENTS
                                                              ---------
DOCUMENT                                                                                    ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                                    ----------------------------------------
DOCUMENT CONDITION
------------------

                 DEFICIENCY/EXCEPTION
                 --------------------
------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - STATE                                                    - MASSACHUSETTS SECRETARY OF STATE;
                                                                               to UBS PRINCIPAL FINANCE LLC
  Document is UNRECORDED COPY.
                EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

--------------------------------------------------------------------------------
END RECORD FOR Loan ID:  321-0126-000                                   (1)



                                                             Report Page No. 16

                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                  COLLATERAL DOCUMENTS                                  PRINT DATE: 09/25/00
POOL NAME:                                        (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR LOAN ID:   321-0128-000                  LOAN INFORMATION
                                                          ----------------

LOAN ID:  321-0128-000
BORROWER: SOVEREIGN WORLD RESOURCES, LLC


IDENTIFICATION DATA         PROPERTY DATA                      NOTE DATA                         MISC. DATA
-------------------         -------------                      ---------                         ----------
                            PROPERTY:  15-45 ELAM STREET       NOTE AMOUNT: $820,000.00          Counsel: KRONISH LIEB WEINER
CONTROL REF:  0161          CITY, ST.:  NEW BRITAIN, CT        NOTE DATE: 02/17/00               Misc. Info. #1:  HARTFORD COUNTY
GROUP:  C4                                                     MATURITY:  03/11/10               Misc. Info. #2:  15-45 ELAM ST
                                                               1ST PMT:   04/11/00

                                      ********************************************************

                                                              DOCUMENTS
                                                              ---------
DOCUMENT                                                                                  ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                                  ----------------------------------------
DOCUMENT CONDITION
------------------
                    DEFICIENCY/EXCEPTION
                    --------------------
------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - STATE                                                     - CONNECTICUT SECRETARY OF STATE;
                                                                                to UBS PRINCIPAL FINANCE LLC
  Document is UNRECORDED COPY.
          EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------
END RECORD FOR Loan ID:  321-0128-000                                 (1)


                                                             Report Page No. 17

                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                  COLLATERAL DOCUMENTS                            PRINT DATE: 09/25/00
POOL NAME:                                          (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR LOAN ID:   321-0129-000                  LOAN INFORMATION                              Report XRef#: 6
                                                          ----------------

LOAN ID:  321-0129-000
BORROWER:  PYARALI ENTERPRISES, INC


IDENTIFICATION DATA       PROPERTY DATA                       NOTE DATA                        MISC. DATA
-------------------       -------------                       ---------                        ----------
                          Property:  VICTORIAN APARTMENTS     Note Amount:  $3,300,000.00      Counsel:  ORRICK HERRINGTON
CONTROL REF:  0086        City, St.:  TX                      NOTE DATE: 02/18/00              Misc. Info. #1:  DALLAS COUNTY
GROUP:  C4                                                    MATURITY: 03/11/30               Misc. Info. #2:  VICTORIAN APT
                                                              1ST PMT:  04/11/00
                                                              -------------------------------------

                                      ********************************************************
                                                              DOCUMENTS
                                                              ---------
DOCUMENT                                                                                   ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                                   ----------------------------------------
DOCUMENT CONDITION
------------------

                     DEFICIENCY/EXCEPTION
                     --------------------
------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - STATE                                                       - TEXAS SECRETARY OF STATE;
                                                                                  to UBS PRINCIPAL FINANCE LLC
  Document is UNRECORDED ORIGINAL - INFO NOT AVAILABLE..
           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED
--------------------------------------------------------------------------------
END RECORD FOR Loan ID:  321-0129-000                                     (1)

                                                             Report Page No. 18

                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                  COLLATERAL DOCUMENTS                                  PRINT DATE: 09/25/00
POOL NAME:                                         (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR LOAN ID:   321-0130-000                  LOAN INFORMATION
                                                          ----------------

LOAN ID:  321-0130-000
BORROWER:  PEACHTREE VILLAGE, LLC


IDENTIFICATION DATA         PROPERTY DATA                   NOTE DATA                        MISC. DATA
-------------------         -------------                   ---------                        ----------
                            PROPERTY:  PEACHTREE VILLAGE    NOTE AMOUNT:  $4,500,000.00      Counsel:  ORRICK HERRINGTON
CONTROL REF:  0074          CITY, ST.:  AR                  NOTE DATE:  03/02/00             Misc. Info. #1:  SEBASTIAN COUNTY
GROUP:  C4                                                  MATURITY:  03/11/25              Misc. Info. #2:  PEACHTREE VIL
                                                            1ST PMT:  04/11/00

                                      ********************************************************

                                                              DOCUMENTS
                                                              ---------

DOCUMENT                                                                              ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                              ----------------------------------------
DOCUMENT CONDITION
------------------

                             DEFICIENCY/EXCEPTION
                             --------------------

------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE INSTRUMENT                                                          - DEED OF TRUST AND SECURITY AGREEMENT
    Document is UNRECORDED ORIGINAL - INFO NOT AVAILABLE.
             EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
TITLE POLICY #1
  Document is MISSING.
           EXCEPTION --> ORIGINAL DOCUMENT REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
ASSIGNMENT OF LEASES & RENTS                                                 - PEACHTREE VILLAGE, LLC to UBS PRINCIPAL FINANCE
                                                                             LLC
  Document is UNRECORDED ORIGINAL - INFO NOT AVAILABLE.
           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - STATE                                                  - ARKANSAS SECRETARY OF STATE;
    Document is UNRECORDED COPY.                                             to UBS PRINCIPAL FINANCE LLC
             EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ASSIGNMENT - STATE "TO BLANK"                                            - ARKANSAS SECRETARY OF STATE;
    Document is MISSING.                                                     UBS PRINCIPAL FINANCE LLC to BLANK
             EXCEPTION --> ORIGINAL DOCUMENT REQUIRED

------------------------------------------------------------------------------------------------------------------------------------


                                                              Report Page No. 19


LOAN ID:  321-0130-000 (CON'T)                                DOCUMENTS
                                                              ---------

DOCUMENT                                                                           ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                           ----------------------------------------
DOCUMENT CONDITION
------------------

                      DEFICIENCY/EXCEPTION
                      --------------------
------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - COUNTY                                                           - SEBASTIAN COUNTY, ARKANSAS;
    Document is UNRECORDED COPY.                                                       to UBS PRINCIPAL FINANCE LLC
             EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ASSIGNMENT - COUNTY "TO BLANK"                                                     - SEBASTIAN COUNTY, ARKANSAS;
    Document is MISSING.                                                               UBS PRINCIPAL FINANCE LLC to BLANK

             EXCEPTION --> ORIGINAL DOCUMENT REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
END RECORD FOR Loan ID  321-0130-000:                                         (1)



                                                             Report Page No. 20

                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                  COLLATERAL DOCUMENTS                                  PRINT DATE: 09/25/00
POOL NAME:                                         (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR LOAN ID:   321-0133-000                  LOAN INFORMATION
                                                          ----------------

LOAN ID:  321-0133-000
BORROWER:  136 MADISON LLC


IDENTIFICATION DATA          PROPERTY DATA                   NOTE DATA                        MISC. DATA
-------------------          -------------                   ---------                        ----------
                             PROPERTY:  136 MADISON          NOTE AMOUNT:  $22,500,000.00     Counsel:  ORRICK HERRINGTON
CONTROL REF:  0006           CITY, ST.:  NEW YORK, NY        NOTE DATE: 03/02/00              Misc. Info. #1:  NEW YORK COUNTY
GROUP:  C4                                                   MATURITY:  03/11/25              Misc. Info. #2:  136 MADISON

Loan Memo:  RE:  Note Modification Agreement revises P&l and interest rate.      1ST PMT:   04/11/00

                                      ********************************************************

                                                              DOCUMENTS
                                                              ---------
DOCUMENT                                                                                  ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                                  ----------------------------------------
DOCUMENT CONDITION
------------------
                         DEFICIENCY/EXCEPTION
                         --------------------
------------------------------------------------------------------------------------------------------------------------------------
ASSIGNMENT OF LEASES & RENTS                                                     - 136 MADISON LLC to UBS PRINCIPAL FINANCE LLC
  Document is UNRECORDED ORIGINAL - INFO NOT AVAILABLE.
           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - STATE                                                      - NEW YORK SECRETARY OF STATE; SECURED PARTY: UBS
Document is UNRECORDED COPY.                                                     PRINCIPAL FINANCE LLC
           EXCEPTION --> RECORDED ORIGINAL OR CLERK COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ASSIGNMENT - STATE "TO BLANK"                                                - UBS PRINCIPAL FINANCE LLC to BLANK
  Document is MISSING.
           EXCEPTION --> ORIGINAL DOCUMENT REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - COUNTY                                                     - NEW YORK COUNTY, NY; SECURED PARTY: UBS PRINCIPAL
  Document is UNRECORDED COPY.                                                   FINANCE LLC
           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ASSIGNMENT - COUNTY "TO BLANK"                                               - UBS PRINCIPAL FINANCE LLC to BLANK
  Document is MISSING.
           EXCEPTION --> ORIGINAL DOCUMENT REQUIRED
--------------------------------------------------------------------------------------------
END RECORD FOR Loan ID  321-0133-000:                                    (1)


                                                             Report Page No. 21

                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                  COLLATERAL DOCUMENTS                                  PRINT DATE: 09/25/00
POOL NAME:                                         (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR LOAN ID:   321-0134-000                  LOAN INFORMATION
                                                          ----------------

LOAN ID:  321-0134-000
BORROWER:  1455 WASHINGTON AVENUE ASSOCIATES


IDENTIFICATION DATA            PROPERTY DATA                   NOTE DATA                         MISC. DATA
-------------------            -------------                   ---------                         ----------
                               PROPERTY:  33 FULLER AVENUE     NOTE AMOUNT:  $1,500,000.00       Counsel:  KRONISH LIEB WEINER
CONTROL REF:  0145             CITY, ST.:  ALBANY, NY          NOTE DATE:  03/22/00              Misc. Info. #1:  ALBANY COUNTY
GROUP:  C4                                                     MATURITY:  04/11/15               Misc. Info. #2:  33 FULLER AVE
                                                               1ST PMT:  05/11/00

                                      ********************************************************

                                                             DOCUMENTS
                                                             ---------
DOCUMENT                                                                               ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                               ----------------------------------------
DOCUMENT CONDITION
------------------
                         DEFICIENCY/EXCEPTION
                         --------------------
------------------------------------------------------------------------------------------------------------------------------------
TITLE POLICY #1 Document is MISSING.
    Document is UNRECORDED COPY.
             EXCEPTION --> ORIGINAL DOCUMENT REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - STATE                                                                   - NEW YORK SECRETARY OF STATE;
    Document Is UNRECORDED COPY.                                                              to UBS PRINCIPAL FINANCE LLC

             EXCEPTION --> RECORDED ORIGINAL OR CLERK COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - COUNTY                                                                  - ALBANY COUNTY, NEW YORK;
Document is UNRECORDED COPY.                                                                  to UBS PRINCIPAL FINANCE LLC

             EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
END RECORD FOR Loan ID:  321-0134-000                               (1)


                                                             Report Page No. 22

                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                  COLLATERAL DOCUMENTS                                  PRINT DATE: 09/25/00
POOL NAME:                                        (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR LOAN ID:   321-0139-000                  LOAN INFORMATION
                                                          ----------------

LOAN ID:  321-0139-000
BORROWER:  1334 WALNUT STREET PARTNERS


IDENTIFICATION DATA           PROPERTY DATA                        NOTE DATA                    MISC. DATA
-------------------           -------------                        ---------                    ----------
                              Property:  1334 WALNUT STREET        Note Amount:  $700,000.00    Counsel:  KRONISH LIEB WEINER
CONTROL REF:  0164            City, St.:  PHILADELPHIA, PA         Note Date: 04/13/00          Misc. Info. #1:  PHILADELPHIA CNTY
GROUP:  C4                                                         Maturity:  05/11/10          Misc. Info. #2:  1334 WALNUT
                                                                   1st Pmt:   06/11/00

                                      ********************************************************

                                                              DOCUMENTS
                                                              ---------
DOCUMENT                                                                         ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                         ----------------------------------------
DOCUMENT CONDITION
------------------

                       DEFICIENCY/EXCEPTION
                       --------------------

-----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE INSTRUMENT                                                           - OPEN-END MORTGAGE; MORTGAGE, SECURITY AGREEMENT,
    Document is UNRECORDED ORIGINAL - INFO NOT AVAILABLE.                     FIXTURE FINANCING STATEMENT AND ASSIGNMENT OF LEASES
                                                                              AND RENTS
             EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

-----------------------------------------------------------------------------------------------------------------------------------
TITLE POLICY #1
    Document is MISSING.

             EXCEPTION --> ORIGINAL DOCUMENT REQUIRED

-----------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - STATE                                                   - PENNSYLVANIA SECRETARY OF STATE;
    Document is UNRECORDED ORIGINAL - INFO NOT AVAILABLE.                     to UBS PRINCIPAL FINANCE LLC

             EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

-----------------------------------------------------------------------------------------------------------------------------------
    UCC ORIGINAL FILING - COUNTY                                              - PHILADELPHIA COUNTY, PA;
    Document is UNRECORDED COPY.                                              to UBS PRINCIPAL FINANCE LLC

             EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

-----------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - ADDITIONAL #1                                           - PROTHONOTARY OF PHILADELPHIA COUNTY, PA;
    Document is UNRECORDED COPY.                                              to UBS PRINCIPAL FINANCE LLC

             EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

-------------------------------------------------------------------------------------------------------------
END RECORD FOR Loan ID  321-0139-000:                                         (1)

                                                             Report Page No. 23

                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                  COLLATERAL DOCUMENTS                                  PRINT DATE: 09/25/00
POOL NAME:                                         (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR LOAN ID:   321-0140-000                  LOAN INFORMATION
                                                          ----------------

LOAN ID:  321-0140-000
BORROWER:  1501 LOCUST STREET ASSOCIATES


IDENTIFICATION DATA           PROPERTY DATA                      NOTE DATA                        MISC. DATA
-------------------           -------------                      ---------                        ----------
                              PROPERTY:  1501 LOCUST STREET      NOTE AMOUNT:  $1,120,000.00      Counsel:  KRONISH LIEB WEINER
CONTROL REF:  0153            CITY, ST.:  PHILADELPHIA, PA       NOTE DATE:  04/13/00             Misc. Info. #1:  PHILADELPHIA CNTY
GROUP:  C4                                                       MATURITY:  05/11/10              Misc. Info. #2:  1501 LOCUST
                                                                 1ST PMT:  06/11/00

                                      ********************************************************

                                                              DOCUMENTS
                                                              ---------
DOCUMENT                                                                            ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                            ----------------------------------------
DOCUMENT CONDITION
------------------
                     DEFICIENCY/EXCEPTION
                     --------------------
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE INSTRUMENT                                                             - OPEN-END MORTGAGE; MORTGAGE, SECURITY AGREEMENT,
                                                                                FIXTURE FINANCING STATEMENT AND ASSIGNMENT OF LEASES
Document is UNRECORDED ORIGINAL - INFO NOT AVAILABLE.                           AND RENTS
         EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
TITLE POLICY #1
Document is MISSING.

         EXCEPTION --> ORIGINAL DOCUMENT REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - STATE                                                     - PENNSYLVANIA SECRETARY OF STATE;
Document is UNRECORDED ORIGINAL.                                                to UBS PRINCIPAL FINANCE LLC

         EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - COUNTY                                                    - PHILADELPHIA COUNTY, PA;
Document is UNRECORDED COPY.                                                    to UBS PRINCIPAL FINANCE LLC

         EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - ADDITIONAL #1                                             - PROTHONOTARY OF PHILADELPHIA COUNTY, PA;
Document is UNRECORDED COPY.                                                    to UBS PRINCIPAL FINANCE LLC

         EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------- ------------------------------------------------------------------------
END RECORD FOR Loan ID  321-0140-000:                                         (1)


                                                             Report Page No. 24

                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                  COLLATERAL DOCUMENTS                                  PRINT DATE: 09/25/00
POOL NAME:                                           (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR LOAN ID:   321-0141-000                   LOAN INFORMATION
                                                           ----------------

LOAN ID:  321-0141-000
BORROWER:  CIRRUS WESTERN OAKS LP


IDENTIFICATION DATA     PROPERTY DATA                                    NOTE DATA                   MISC. DATA
-------------------     -------------                                    ---------                   ----------
                        PROPERTY:  3500 & 3600 WILLIAM D. TAITE AVENUE   NOTE AMOUNT: $6,700,000.00  Counsel:  SCHULTE ROTH
CONTROL REF:  0044      CITY, ST.:  GRAPEVINE, TX                        NOTE DATE: 04/14/00         Misc. Info. #1:  TARRANT COUNTY
GROUP:  C4                                                               MATURITY: 05/11/30          Misc. Info. #2:  GRAPEVINE
                                                                         1ST  PMT: 06/11/00

                                        *****************************************************

                                                              DOCUMENTS
                                                              ---------
DOCUMENT                                                                                ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                                ----------------------------------------
DOCUMENT CONDITION
------------------
                   DEFICIENCY/EXCEPTION
                   --------------------


------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - STATE                                                  -TEXAS SECRETARY OF STATE;
  Document is COPY, WITH EVIDENCE OF RECORDING, NOT CC.                      to UBS PRINCIPAL FINANCE LLC
            EXCEPTION --> INCOMPLETE/MISSING PAGE - (MISSING SCHEDULE A)
            EXCEPTION --> INCOMPLETE/MISSING SIGNATURES

------------------------------------------------------------------------------------------------------------------
END RECORD FOR Loan ID:  321-0141-000                          (1)

                                                             Report Page No. 25

                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                  COLLATERAL DOCUMENTS                                   PRINT DATE: 09/25/00
POOL NAME:                                         (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR LOAN ID:   321-0142-000                  LOAN INFORMATION
                                                          ----------------

LOAN ID:  321-0142-000
BORROWER:  CROWN EXCHANGE PARTNERS L.P.


IDENTIFICATION DATA          PROPERTY DATA                        NOTE DATA                        MISC. DATA
-------------------          -------------                        ---------                        ----------
                             PROPERTY:  6333 FOREST PARK ROAD     NOTE AMOUNT:  $27,000,000.00     Counsel:  SCHULTE ROTH
CONTROL REF:  0004           CITY, ST.:    DALLAS, TX             NOTE DATE: 04/13/00              Misc. Info. #1:  DALLAS COUNTY
GROUP:  C4                                                        MATURITY:  05/11/30              Misc. Info. #2:  CROWN EXCHANG
                                                                  1ST PMT:   06/11/00

                                          ************************************************

                                                              DOCUMENTS
                                                              ---------
DOCUMENT                                                                                  ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                                  ----------------------------------------
DOCUMENT CONDITION
------------------
                       DEFICIENCY/EXCEPTION
                       --------------------

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - STATE                                                     -TEXAS SECRETARY OF STATE;
  Document is UNRECORDED COPY.                                                  to UBS PRINCIPAL FINANCE LLC

           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - ADDITIONAL #1                                             -DELAWARE SECRETARY OF STATE;
  Document is UNRECORDED COPY.                                                  to UBS PRINCIPAL FINANCE LLC

           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
END RECORD FOR Loan ID: 321-0142-000                      (1)

                                                              Report Page No. 26

                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                  COLLATERAL DOCUMENTS                                  PRINT DATE: 09/25/00
POOL NAME:                                        (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR LOAN ID:   321-0144-000                  LOAN INFORMATION
                                                          ----------------

LOAN ID:  321-0144-000
BORROWER:  WHALLEY AVENUE REALTY, LLC


IDENTIFICATION DATA        PROPERTY DATA                        NOTE DATA                        MISC. DATA
-------------------        -------------                        ---------                        ----------
                           PROPERTY:  419 WHALLEY AVENUE        NOTE AMOUNT:  $1,575,000.00      Counsel:  KRONISH LIEB WEINER
CONTROL REF:  0138         CITY, ST.:  NEW HAVEN, CT            NOTE DATE:  04/19/00             Misc. Info. #1:  NEW HAVEN COUNTY
GROUP:  C4                                                      MATURITY:   05/11/10             Misc. Info. #2:  WHALLEY
                                                                1ST  PMT:   06/11/00

                                      ********************************************************

                                                              DOCUMENTS
                                                              ---------
DOCUMENT                                                                               ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                               ----------------------------------------
DOCUMENT CONDITION
------------------


                      DEFICIENCY/EXCEPTION
                      --------------------
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE INSTRUMENT                                                             -OPEN-MORTGAGE DEED, SECURITY AGREEMENT, FIXTURE
  Document is UNRECORDED ORIGINAL - INFO NOT AVAILABLE.                         FINANCING STATEMENT AND ASSIGNMENT OF LEASES AND
                                                                                RENTS
           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - STATE                                                     -CONNECTICUT SECRETARY OF STATE;
  Document is UNRECORDED COPY.                                                  to UBS PRINCIPAL FINANCE LLC

           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - COUNTY                                                    -NEW HAVEN COUNTY, CONNECTICUT;
  Document is UNRECORDED COPY.                                                  to UBS PRINCIPAL FINANCE LLC

           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
END RECORD FOR Loan ID: 321-0144-000                             (1)


                                                              Report Page No. 27

                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                  COLLATERAL DOCUMENTS                                  PRINT DATE: 09/25/00
POOL NAME:                                         (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR LOAN ID:  321-0146-000                   LOAN INFORMATION
                                                          ----------------

LOAN ID:  321-0146-000
BORROWER:  192 EAST 75TH STREET CO., L.P.


IDENTIFICATION DATA            PROPERTY DATA                       NOTE DATA                       MISC. DATA
-------------------            -------------                       ---------                       ----------
                               PROPERTY:  192 EAST 75TH STREET     NOTE AMOUNT:  $6,700,000.00     Counsel:  SCHULTE ROTH
CONTROL REF:  0045             CITY, ST.:  NEW YORK, NY            NOTE DATE:  04/20/00            Misc. Info. #1:  NEW YORK COUNTY
GROUP:  C4                                                         MATURITY:   05/11/30            Misc. Info. #2:  192 EAST 75TH
                                                                   1ST PMT:    06/11/00

Loan Memo: RE: ORIGINAL LOAN -  Original mortgage loan files received from GMAC Commercial Mortgage Corporation located in the file.

                                           **********************************************

                                                              DOCUMENTS
                                                              ---------
DOCUMENT                                                                                 ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                                 ----------------------------------------
DOCUMENT CONDITION
------------------

                       DEFICIENCY/EXCEPTION
                       --------------------

------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE INSTRUMENT
  Document is MISSING.

           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - STATE                                                     -NEW YORK SECRETARY OF STATE;
  Document is UNRECORDED COPY.                                                  to UBS PRINCIPAL FINANCE LLC

           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ASSIGNMENT - STATE INTERIM #1                                               -NEW YORK SECRETARY OF STATE; TERMINATION;
  Document is UNRECORDED COPY.                                                  to GMAC COMMERCIAL MORTGAGE CORP.

           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - COUNTY                                                    -NEW YORK COUNTY, NEW YORK;
  Document is UNRECORDED COPY.                                                  to UBS PRINCIPAL FINANCE LLC

           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ASSIGNMENT - COUNTY INTERIM #1                                              -NEW YORK COUNTY, NEW YORK; TERMINATION;
  Document is UNRECORDED COPY.                                                  to GMAC COMMERCIAL MORTGAGE

           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
END RECORD FOR Loan ID:321-0146-000                          (1)

                                                              Report Page No. 28

                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                  COLLATERAL DOCUMENTS                                 PRINT DATE: 09/25/00
POOL NAME:                                         (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR LOAN ID:  321-0148-000                   LOAN INFORMATION                                      Report XRef#: 3
                                                          ----------------

LOAN ID:  321-0148-000
BORROWER: MARK W. BALDWIN AND CYNTHIA L.


IDENTIFICATION DATA       PROPERTY DATA                NOTE DATA                             MISC. DATA
-------------------       -------------                ---------                             ----------
                          PROPERTY:  MASTER FILE       NOTE AMOUNT:  $800,000.00             Counsel:  KRONISH LIEB WEINER
CONTROL REF:  0162                                     NOTE DATE:  04/25/00
GROUP:  C4                                             MATURITY:   05/11/10                  Misc. Info. #2:  BALDWIN
                                                       1ST PMT:    06/11/00

                                *********************************************************************

                                                              DOCUMENTS
                                                              ---------
DOCUMENT                                                                              ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                              ----------------------------------------
DOCUMENT CONDITION
------------------
                        DEFICIENCY/EXCEPTION
                        --------------------

------------------------------------------------------------------------------------------------------------------------------------
TITLE POLICY #1
  Document is MISSING.

           EXCEPTION --> ORIGINAL DOCUMENT REQUIRED
------------------------------------------------------------------------------------------------------------------------------------
END RECORD FOR Loan ID:321-0148-000                          (1)


                                                            Report Page No. 29

                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                  COLLATERAL DOCUMENTS                                 PRINT DATE: 09/25/00
POOL NAME:                                         (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR LOAN ID:   321-0148-001                  LOAN INFORMATION
                                                          ----------------

LOAN ID:  321-0148-001
BORROWER:  MARK W. BALDWIN AND CYNTHIA L.


IDENTIFICATION DATA         PROPERTY DATA                       NOTE DATA                   MISC. DATA
-------------------         -------------                       ---------                   ----------
                            PROPERTY:  PROPERTY FILE            NOTE AMOUNT:  $0.00         Counsel:  KRONISH LIEB WEINER
CONTROL REF:  0162          CITY, ST.:    BENNINGTON, VT                                    Misc. Info. #1:  BENNINGTON COUNTY
GROUP:  C4                                                                                  Misc. Info. #2:  PROPERTY FILE

                                      ********************************************************

                                                              DOCUMENTS
                                                              ---------
DOCUMENT                                                                              ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                              ----------------------------------------
DOCUMENT CONDITION
------------------

                      DEFICIENCY/EXCEPTION
                      --------------------

------------------------------------------------------------------------------------------------------------------------------------
ASSIGNMENT OF MORTGAGE INTERIM #1                                              -ASSIGNMENT OF MORTGAGE, SECURITY AGREEMENT FIXTURE
                                                                               FINANCING STATEMENT AND ASSIGNMENT OF LEASES AND
                                                                               RENTS; UBS AG STAMFORD BRANCH to UBS PRINCIPAL
                                                                               FINANCE LLC
  Document is UNRECORDED ORIGINAL - INFO AVAILABLE.
           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED
                       - (RECORD AFTER SECURITIZATION)
------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - STATE                                                   -VERMONT SECRETARY OF STATE; to UBS AG STAMFORD BRANCH
  Document is UNRECORDED COPY.

           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED
------------------------------------------------------------------------------------------------------------------------------------
UCC ASSIGMENT - STATE INTERIM #1                                              -VERMONT SECRETARY OF STATE; UBS AG STAMFORD BRANCH
                                                                              to UBS PRINCIPAL FINANCE LLC
  Document is UNRECORDED ORIGINAL - INFO AVAILABLE.
           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED
                         - (RECORD AFTER SECURITIZATION)
------------------------------------------------------------------------------------------------------------------------------------


                                                             Report Page No. 30


LOAN ID:  321-0148-001 (CON'T)                                DOCUMENTS
                                                              ---------

DOCUMENT - DOCUMENT MEMO                                                             ADDITIONAL DOCUMENT INFORMATION (IF ANY)
------------------------                                                             ----------------------------------------
DOCUMENT CONDITION
------------------

                      DEFICIENCY/EXCEPTION
                      --------------------

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - COUNTY                                                  -BENNINGTON COUNTY, VERMONT; to UBS AG STAMFORD BRANCH
  Document is UNRECORDED COPY.
           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED
------------------------------------------------------------------------------------------------------------------------------------
UCC ASSIGNMENT - COUNTY INTERIM #1                                            -BENNINGTON COUNTY, VERMONT; UBS AG STAMFORD BRANCH
                                                                              to UBS PRINCIPAL FINANCE LLC
  Document is UNRECORDED ORIGINAL - INFO NOT AVAILABLE.
           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED
                                    - (RECORD AFTER SECURITIZATION)

------------------------------------------------------------------------------------------------------------------------------------
END RECORD FOR Loan ID:321-0148-001                          (1)

                                                             Report Page No. 31


                                                       CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                 COLLATERAL DOCUMENTS                                  PRINT DATE: 09/25/00
POOL NAME:                                         (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR LOAN ID:   321-0148-002                  LOAN INFORMATION
                                                          ----------------

LOAN ID:  321-0148-002
BORROWER:  MARK W. BALDWIN AND CYNTHIA L.


IDENTIFICATION DATA         PROPERTY DATA                   NOTE DATA                   MISC. DATA
-------------------         -------------                   ---------                   ----------
                            Property:  PROPERTY FILE        Note Amount:  $0.00         Counsel:  KRONISH LIEB WEINER
CONTROL REF:  0162          City, St.:  CHATHAM, NY                                     Misc. Info. #1:  COLUMBIA COUNTY
GROUP:  C4                                                                              Misc. Info. #2:  PROPERTY FILE

                          ---------------------------------------------------------------------------------

                                                              DOCUMENTS
                                                              ---------
DOCUMENT                                                                                  ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                                  ----------------------------------------
DOCUMENT CONDITION
------------------
                       DEFICIENCY/EXCEPTION
                       --------------------


------------------------------------------------------------------------------------------------------------------------------------
ASSIGNMENT OF MORTGAGE INTERIM #1                                               -ASSIGNMENT OF MORTGAGE, SECURITY AGREEMENT FIXTURE
                                                                                FINANCING STATEMENT AND ASSIGNMENT OF LEASES AND
                                                                                RENTS; UBS AG STAMFORD BRANCH to UBS PRINCIPAL
                                                                                FINANCE LLC
  Document is UNRECORDED ORIGINAL - INFO AVAILABLE.
           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED
                         - (RECORD AFTER SECURITIZATION)

------------------------------------------------------------------------------------------------------------------------------------
TITLE POLICY #1
  Document is MISSING.
           EXCEPTION --> ORIGINAL DOCUMENT REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - STATE                                                     -NEW YORK SECRETARY OF STATE; to UBS AG STAMFORD
  Document is UNRECORDED COPY.                                                  BRANCH
           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------


                                                             Report Page No. 32


LOAN ID:  321-0148-002 (CON'T)                            DOCUMENTS
                                                          ---------

DOCUMENT                                                                                  ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                                  ----------------------------------------
DOCUMENT CONDITION
------------------
                           DEFICIENCY/EXCEPTION
                           --------------------
------------------------------------------------------------------------------------------------------------------------------------
UCC ASSIGMENT - STATE INTERIM #1                                                -NEW YORK SECRETARY OF STATE; UBS AG STAMFORD BRANCH
                                                                                to UBS PRINCIPAL FINANCE LLC
  Document is UNRECORDED ORIGINAL - INFO AVAILABLE.
           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED
                                      - (RECORD AFTER SECURITIZATION)

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - COUNTY                                                    -COLUMBIA COUNTY, NEW YORK; to UBS AG STAMFORD
  Document is UNRECORDED COPY.                                                  BRANCH
           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ASSIGNMENT - COUNTY INTERIM #1                                              -COLUMBIA COUNTY, NEW YORK; UBS AG STAMFORD BRANCH
  Document is UNRECORDED ORIGINAL - INFO NOT AVAILABLE.                         to UBS PRINCIPAL FINANCE LLC
           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED
                         - (RECORD AFTER SECURITIZATION)

------------------------------------------------------------------------------------------------------------------------------------
END RECORD FOR Loan ID:  321-0148-002                                        (1)


                                                             Report Page No. 33

                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                  COLLATERAL DOCUMENTS                                  PRINT DATE: 09/25/00
POOL NAME:                                          (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR LOAN ID:   321-0150-000                   LOAN INFORMATION
                                                           ----------------

LOAN ID:  321-0150-000
BORROWER:  SOUTH BROADWAY WP, LLC


IDENTIFICATION DATA         PROPERTY DATA                      NOTE DATA                        MISC. DATA
-------------------         -------------                      ---------                        ----------
                            PROPERTY: 75 SOUTH BROADWAY        NOTE AMOUNT:  $7,100,000.00      Counsel:  ORRICK HERRINGTON
CONTROL REF:  0038          CITY, ST.: WHITE PLAINS, NY        NOTE DATE: 05/02/00              Misc. Info. #1:  WESTCHESTER COUNTY
GROUP:  C4                                                     MATURITY:  05/11/30              Misc. Info. #2:  75 S. BROADWAY
                                                               1ST PMT:   06/11/00

Loan Memo:  RE: UNDERLYING DOCS.   -Underlying mortgage notes and allonges located in the file.

                                    ************************************************************

                                                              DOCUMENTS
                                                              ---------
DOCUMENT                                                                                 ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                                 ----------------------------------------
DOCUMENT CONDITION
------------------
                            DEFICIENCY/EXCEPTION
                            --------------------

------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE INSTRUMENT
  Document is MISSING.
           EXCEPTION -->RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
MODIFICATION OF MORTGAGE INSTRUMENT                                            -AMENDED, RESTATED AND CONSOLIDATED MORTGAGE AND
  Document is UNRECORDED ORIGINAL - INFO NOT AVAILABLE.                        SECURITY AGREEMENT
           EXCEPTION -->RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
ASSIGNMENT OF LEASES & RENTS                                                   -SOUTH BROADWAY WP, LLC to UBS PRINCIPAL FINANCE LLC
  Document is UNRECORDED ORIGINAL - INFO NOT AVAILABLE.
           EXCEPTION -->RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - STATE -NEW YORK SECRETARY OF STATE; to UBS PRINCIPAL
  FINANCE LLC Document is UNRECORDED COPY.
           EXCEPTION -->RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

--------------------------------------------------------------------------------

                                                             Report Page No. 34


LOAN ID:  321-0150-000 (CON'T)                                DOCUMENTS
                                                              ---------
DOCUMENT                                                                             ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                             ----------------------------------------
DOCUMENT CONDITION
------------------
                             DEFICIENCY/EXCEPTION
                             --------------------
------------------------------------------------------------------------------------------------------------------------------------
UCC ASSIGNMENT - STATE "TO BLANK"                                              -NEW YORK SECRETARY OF STATE; UBS PRINCIPAL FINANCE
  Document is MISSING.                                                         LLC to BLANK
           EXCEPTION -->ORIGINAL DOCUMENT REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - COUNTY                                                   -WESTCHESTER COUNTY, NEW YORK; to UBS PRINCIPAL
  Document is UNRECORDED COPY.                                                 FINANCE LLC
           EXCEPTION -->RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ASSIGNMENT - COUNTY "TO BLANK"                                             -WESTCHESTER COUNTY, NEW YORK; UBS PRINCIPAL FINANCE
  Document is MISSING.                                                         LLC to BLANK
           EXCEPTION -->ORIGINAL DOCUMENT REQUIRED

------------------------------------------------------------------------------------
END RECORD FOR Loan ID:  321-0150-000                                         (1)


                                                             Report Page No. 35

                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                  COLLATERAL DOCUMENTS                               Print Date: 09/25/00
POOL NAME:                                         (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR LOAN ID:   321-0152-000                  LOAN INFORMATION
                                                          ----------------

LOAN ID:  321-0152-000
BORROWER: KNUDSON HOUSING PARTNERS XXV, LTD.


IDENTIFICATION DATA         PROPERTY DATA                         NOTE DATA                       MISC. DATA
-------------------         -------------                         ---------                       ----------
                            PROPERTY: HIGH POINTE VILLAGE II      NOTE AMOUNT: $2,000,000.00      Counsel:  KRONISH LIEB WEINER
CONTROL REF:  0121          CITY, ST.: CEDAR HILL, TX             NOTE DATE: 05/08/00             Misc. Info. #1:  DALLAS COUNTY
GROUP:  C4                                                        MATURITY: 05/11/10              Misc. Info. #2:  HIGH POINTE
                                                                  1ST PMT:  06/11/00

                                    ************************************************************

                                                              DOCUMENTS
                                                              ---------
DOCUMENT                                                                               ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                               ----------------------------------------
DOCUMENT CONDITION
------------------

                    DEFICIENCY/EXCEPTION
                    --------------------
------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - STATE                                                    -TEXAS SECRETARY OF STATE; to UBS PRINCIPAL FINANCE
  LLC Document is UNRECORDED COPY.

               EXCEPTION -->RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED
--------------------------------------------------------------------------------
END RECORD FOR Loan ID:  321-0152-000                                     (1)


                                                             Report Page No. 36

                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                  COLLATERAL DOCUMENTS                               PRINT DATE: 09/25/00
POOL NAME:                                         (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR LOAN ID:   321-0153-000                  LOAN INFORMATION
                                                          ----------------

LOAN ID:  321-0153-000
BORROWER: FRANKLIN-KENNEWICK, L.L.C.


IDENTIFICATION DATA          PROPERTY DATA                  NOTE DATA                        MISC. DATA
-------------------          -------------                  ---------                        ----------
                             PROPERTY: KENNEWICK PLAZA      NOTE AMOUNT: $5,800,000.00       Counsel:  KRONISH LIEB WEINER
CONTROL REF:  0056           CITY, ST.: BELLEVUE, WA        NOTE DATE: 05/17/00              Misc. Info. #1:  BENTON COUNTY
GROUP:  C4                                                  MATURITY: 06/11/30               Misc. Info. #2:  KENNEWICK
                                                            1ST PMT:  07/11/00

                                    ************************************************************

                                                              DOCUMENTS
                                                              ---------
DOCUMENT                                                                             ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                             ----------------------------------------
DOCUMENT CONDITION
------------------
                          DEFICIENCY/EXCEPTION
                          --------------------
------------------------------------------------------------------------------------------------------------------------------------
TITLE POLICY #1
  Document is MISSING.

           EXCEPTION -->ORIGINAL DOCUMENT REQUIRED

----------------------------------------------------------------------------------
END RECORD FOR Loan ID:  321-0153-000                                     (1)


                                                             Report Page No. 37

                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                  COLLATERAL DOCUMENTS                                  PRINT DATE: 09/25/00
POOL NAME:                                          (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR LOAN ID:   321-0154-000                  LOAN INFORMATION
                                                          ----------------

LOAN ID:  321-0154-000
BORROWER:  MONROE CENTER, LLC


IDENTIFICATION DATA         PROPERTY DATA                             NOTE DATA                     MISC. DATA
-------------------         -------------                             ---------                     ----------
                            PROPERTY: 720 MONROE STREET (C-308)       NOTE AMOUNT: $5,300,000.00    Counsel:  ORRICK HERRINGTON
CONTROL REF:  0060          CITY, ST.: HOBOKEN, NJ                    NOTE DATE: 05/17/00           Misc. Info. #1:  HUDSON COUNTY
GROUP:  C4                                                            MATURITY: 06/11/25            Misc. Info. #2:  720 MONROE
                                                                      1ST PMT: 07/11/00

                                    ************************************************************

                                                              DOCUMENTS
                                                              ---------
DOCUMENT                                                                                  ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                                  ----------------------------------------
DOCUMENT CONDITION
------------------

                           DEFICIENCY/EXCEPTION
                           --------------------
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE INSTRUMENT                                                             -MORTGAGE AND SECURITY AGREEMENT; to MSA CAPITAL LLC
  Document is UNRECORDED ORIGINAL - INFO NOT AVAILABLE..

           EXCEPTION -->RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
TITLE POLICY #1
  Document is MISSING.

           EXCEPTION -->ORIGINAL DOCUMENT REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
ASSIGNMENT OF LEASES & RENTS                                                    -MONROE CENTER, LLC to MSA CAPITAL LLC
  Document is UNRECORDED ORIGINAL - INFO NOT AVAILABLE..

           EXCEPTION -->RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - STATE                                                     -NEW JERSEY SECRETARY OF STATE; to MSA CAPITAL LLC
  Document is UNRECORDED ORIGINAL - INFO NOT AVAILABLE..

           EXCEPTION -->RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED
------------------------------------------------------------------------------------------------------------------------------------

                                                              Report Page No. 38

LOAN ID:  321-0154-000 (CON'T)                                 DOCUMENTS
                                                               ---------
DOCUMENT - DOCUMENT MEMO                                                                ADDITIONAL DOCUMENT INFORMATION (IF ANY)
------------------------                                                                ----------------------------------------
DOCUMENT CONDITION
------------------

                    DEFICIENCY/EXCEPTION
                    --------------------
------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - COUNTY -HUDSON COUNTY, NEW JERSEY; to MSA CAPITAL LLC
  Document is UNRECORDED ORIGINAL - INFO NOT AVAILABLE.

                  EXCEPTION -->RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

-------------------------------------------------------------------------------
END RECORD FOR Loan ID:  321-0154-000                                      (1)

                                                             Report Page No. 39

                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                  COLLATERAL DOCUMENTS                                  PRINT DATE: 09/25/00
POOL NAME:                                         (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR LOAN ID:   321-0156-000                  LOAN INFORMATION
                                                          ----------------

LOAN ID:  321-0156-000
BORROWER:  162-21 JAMAICA, LLC


IDENTIFICATION DATA         PROPERTY DATA                         NOTE DATA                        MISC. DATA
-------------------         -------------                         ---------                        ----------
                            PROPERTY: 162-21 JAMAICA AVENUE       NOTE AMOUNT:  $7,200,000.00      Counsel:  ORRICK HERRINGTON
CONTROL REF:  0037          CITY, ST.: NEW YORK, NY               NOTE DATE:  05/19/00             Misc. Info. #1:  QUEENS COUNTY
GROUP:  C4                                                        MATURITY:  06/11/30              Misc. Info. #2:  162-21 JAMAICA
                                                                  1ST PMT:  07/11/00


                                      ********************************************************

                                                              DOCUMENTS
                                                              ---------
DOCUMENT
--------
DOCUMENT CONDITION                                                                   ADDITIONAL DOCUMENT INFORMATION (IF ANY)
------------------                                                                   ----------------------------------------
                               DEFICIENCY/EXCEPTION
                               --------------------

------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE INSTRUMENT                                                            -AMENDED, RESTATED AND CONSOLIDATED MORTGAGE AND
  Document is UNRECORDED ORIGINAL - INFO NOT AVAILABLE.                        SECURITY AGREEMENT; to UBS PRINCIPAL FINANCE LLC

           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
TITLE POLICY #1
  Document is MISSING

           EXCEPTION --> ORIGINAL DOCUMENT REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
ASSIGNMENT OF LEASES & RENTS                                                   -162-21 JAMAICA, LLC to UBS PRINCIPAL FINANCIAL LLC
  Document is UNRECORDED ORIGINAL - INFO NOT AVAILABLE.

           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - STATE                                                    -NEW YORK SECRETARY OF STATE; to
  Document is UNRECORDED COPY.                                                 UBS PRINCIPAL FINANCE LLC

           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ASSIGNMENT - STATE "TO BLANK"                                              -NEW YORK SECRETARY OF STATE;
  Document is MISSING                                                          UBS PRINCIPAL FINANCE LLC to BLANK

           EXCEPTION --> ORIGINAL DOCUMENT REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - COUNTY                                                   -QUEENS COUNTY, NEW YORK;
  Document is UNRECORDED COPY.                                                 to UBS PRINCIPAL FINANCE LLC

           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------

                                                             Report Page no. 40


LOAN ID:  321-0156-000 (CON'T)                               DOCUMENTS
                                                             ---------

DOCUMENT - DOCUMENT MEMO
------------------------
DOCUMENT CONDITION                                                                  ADDITIONAL DOCUMENT INFORMATION (IF ANY)
------------------                                                                  ----------------------------------------

                          DEFICIENCY/EXCEPTION
                          --------------------
------------------------------------------------------------------------------------------------------------------------------------
UCC ASSIGNMENT - "COUNTY TO BLANK"                                        -QUEENS COUNTY, NEW YORK;
  Document is MISSING.                                                    UBS PRINCIPAL FINANCE LLC to BLANK

           EXCEPTION --> ORIGINAL DOCUMENT REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
LETTER OF CREDIT #1                                                       -LETTER OF CREDIT AGREEMENT
  Document is ORIGINAL (RECORDING NOT REQUIRED).

           EXCEPTION --> INCOMPLETE/MISSING SIGNATURES - (MISSING SIGNATURE OF UBS PRINCIPAL FINANCE LLC)

------------------------------------------------------------------------------------------------------------------------------------
END RECORD FOR Loan ID:  321-0156-000                                     (1)


                                                            Report Page No. 41

                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                  COLLATERAL DOCUMENTS                                  PRINT DATE: 09/25/00
POOL NAME:                                         (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR LOAN ID:   321-0158-000                  LOAN INFORMATION                                       Report XRef#: 2
                                                          ----------------

LOAN ID:  321-0158-000
BORROWER:  HIGHGATE PLAZA INVESTORS, L.L.C.


IDENTIFICATION DATA           PROPERTY DATA                      NOTE DATA                     MISC. DATA
-------------------           -------------                      ---------                     ----------
                              PROPERTY: THUNDERBIRD PLAZA        NOTE AMOUNT:  $943,000.00     Counsel:  KRONISH LIEB WEINER
CONTROL REF:  0158            CITY, ST.: GLENDALE, AZ            NOTE DATE: 05/30/00           Misc. Info. #1:  MARICOPA COUNTY
GROUP:  C4                                                       MATURITY:  06/11/10           Misc. Info. #2:  THUNDERBIRD
                                                                 1ST PMT:   07/11/00

                                      ********************************************************

                                                              DOCUMENTS
                                                              ---------
DOCUMENT                                                                             ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                             ----------------------------------------
DOCUMENT CONDITION
------------------

                            DEFICIENCY/EXCEPTION
                            --------------------
------------------------------------------------------------------------------------------------------------------------------------
TITLE POLICY #1
  Document is MISSING.

           EXCEPTION --> ORIGINAL DOCUMENT REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - STATE                                                      -ARIZONA SECRETARY OF STATE;
  Document is UNRECORDED ORIGINAL - INFO NOT AVAILABLE.                          to UBS PRINCIPAL FINANCE LLC

           EXCEPTION --> RECORDED ORIGINAL ORE CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
END RECORD FOR Loan ID:  321-0158-000                       (1)



                                                            Report Page No. 42

                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                  COLLATERAL DOCUMENTS                                  PRINT DATE: 09/25/00
POOL NAME:                                          (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR LOAN ID:  321-0162-000                   LOAN INFORMATION
                                                          ----------------

LOAN ID:  321-0162-000
BORROWER:  OC32, LTD.


IDENTIFICATION DATA          PROPERTY DATA                       NOTE DATA                       MISC. DATA
-------------------          -------------                       ---------                       ----------
                             PROPERTY:  OAK CREEK APARTMENTS     NOTE AMOUNT:  $500,000.00       Counsel:  KRONISH LIEB WEINER
CONTROL REF:  0166           CITY, ST.:  BAYTOWN, TX             NOTE DATE: 06/07/00             Misc. Info. #1:  HARRIS COUNTY
GROUP:  C4                                                       MATURITY:  06/11/10             Misc. Info. #2:  OAK CREEK
                                                                 1ST PMT:   07/11/00

                                      ********************************************************

                                                              DOCUMENTS
                                                              ---------
DOCUMENT                                                                                ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                                ----------------------------------------
DOCUMENT CONDITION
------------------
                                DEFICIENCY/EXCEPTION
                                --------------------
------------------------------------------------------------------------------------------------------------------------------------
ENDORSEMENT TO PROMISSORY NOTE "TO BLANK"                                       -UBS PRINCIPAL FINANCE LLC TO BLANK
  Document is MISSING.

           EXCEPTION --> INCOMPLETE/MISSING ENDORSEMENT(S)

------------------------------------------------------------------------------------------------------------------------------------
ASSIGNMENT OF MORTGAGE  "TO BLANK"                                              -UBS PRINCIPAL FINANCE LLC TO BLANK
  Document is MISSING.

           EXCEPTION --> ORIGINAL DOCUMENT REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
ASSIGNMENT OF ASSIGNMENT OF LEASES & RENTS "TO BLANK"                           -UBS PRINCIPAL FINANCE LLC TO BLANK
  Document is MISSING.

           EXCEPTION --> ORIGINAL DOCUMENT REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ASSIGNMENT - STATE "TO BLANK"                                               -TEXAS SECRETARY OF STATE;
  Document is MISSING.                                                          UBS PRINCIPAL FINANCE LLC TO BLANK

           EXCEPTION --> ORIGINAL DOCUMENT REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ASSIGNMENT - COUNTY "TO BLANK"                                              -HARRIS COUNTY, TEXAS;
  Document is MISSING.                                                          UBS PRINCIPAL FINANCE LLC to BLANK

           EXCEPTION --> ORIGINAL DOCUMENT REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - COUNTY                                                    -WICHITA COUNTY, TEXAS;
  Document is UNRECORDED COPY.                                                  to UBS PRINCIPAL FINANCE LLC

           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
END RECORD FOR Loan ID:321-0162-000                    (1)


                                                         Report Page No. 43

                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                  COLLATERAL DOCUMENTS                                  PRINT DATE: 09/25/00
POOL NAME:                                          (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR LOAN ID:  321-0166-000                   LOAN INFORMATION
                                                          ----------------

LOAN ID:  321-0166-000
BORROWER:  AVALON MEADOWS LLC


IDENTIFICATION DATA         PROPERTY DATA                       NOTE DATA                        MISC. DATA
-------------------         -------------                       ---------                        ----------
                            PROPERTY:  2610 IOWA PARK DRIVE     NOTE AMOUNT:  $770,000.00        Counsel:  KRONISH LIEB WEINER
CONTROL REF:  0163          CITY, ST.:  WITCHITA FALLS, TX      NOTE DATE: 06/12/00              Misc. Info. #1:  WITCHITA COUNTY
GROUP:  C4                                                      MATURITY:  07/11/10              Misc. Info. #2:  2610 IOWA PAR
                                                                1ST PMT:   08/11/00

                                      ********************************************************

                                                              DOCUMENTS
                                                              ---------
DOCUMENT                                                                             ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                             ----------------------------------------
DOCUMENT CONDITION
------------------

                        DEFICIENCY/EXCEPTION
                        --------------------
------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - COUNTY                                                          - WITCHITA COUNTY, TEXAS;
  Document is UNRECORDED COPY.                                                        to UBS PRINCIPAL FINANCE LLC

           EXCEPTION -->  RECORDED ORIGINAL OR CLERK CERTIFIED  COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR LOAN ID:  321-0166-000                              (1)



                                                           Report Page No. 44

                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                  COLLATERAL DOCUMENTS                                  PRINT DATE: 09/25/00
POOL NAME:                                         (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR Loan ID:  321-0169-000                   LOAN INFORMATION
                                                          ----------------

LOAN ID:  321-0167-000
BORROWER:  PITTSBURGH PREFERRED PROPERTIES.


IDENTIFICATION DATA           PROPERTY DATA                     NOTE DATA                       MISC. DATA
-------------------           -------------                     ---------                       ----------
                              PROPERTY:  POPLAR APARTMENTS      NOTE AMOUNT:  $2,425,000.00     Counsel:  KRONISH LIEB WEINER
CONTROL REF:  0108            CITY, ST.:  PITTSBURGH, PA        NOTE DATE: 06/16/00             Misc. Info. #1:  ALLEGHENY COUNTY
GROUP:  C4                                                      MATURITY:  07/11/10             Misc. Info. #2:  POPLAR APARTM
                                                                1ST PMT:   08/11/00

                                      ********************************************************

                                                              DOCUMENTS
                                                              ---------
DOCUMENT                                                                               ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                               ----------------------------------------
DOCUMENT CONDITION
------------------
                      DEFICIENCY/EXCEPTION
                      --------------------
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE INSTRUMENT                                                             -MORTGAGE, SECURITY AGREEMENT, FIXTURE FINANCING
  Document is UNRECORDED ORIGINAL - INFO NOT AVAILABLE.                         STATEMENT AND ASSIGNMENT OF LEASES AND RENTS; to UBS
                                                                                PRINCIPAL FINANCE LLC
           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
TITLE POLICY #1
  Document is MISSING.

           EXCEPTION --> ORIGINAL DOCUMENT REQUIRED
------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - STATE                                                     -PENNSYLVANIA SECRETARY OF STATE; to UBS PRINCIPAL
  Document is UNRECORDED COPY.                                                  FINANCE LLC

           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - COUNTY                                                    -ALLEGHNEY COUNTY, PENNSYLVANIA;
  Document is UNRECORDED COPY.                                                  to UBS PRINCIPAL FINANCE LLC

           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - ADDITIONAL #1                                             -PROTHONOTARY OF ALLEGHENY COUNTY, PENNSYLVANIA;
  Document is UNRECORDED COPY.                                                  to UBS PRINCIPAL FINANCE LLC

           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

--------------------------------------------------------------------------
END RECORD FOR Loan ID:321-0169-000           (1)

                                                           Report Page No. 45

                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                  COLLATERAL DOCUMENTS                                   PRINT DATE: 5/17/00
POOL NAME:                                         (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR Loan ID:  321-0169-000                   LOAN INFORMATION
                                                          ----------------

LOAN ID:  321-0169-000
BORROWER:  NIN X, L.C.


IDENTIFICATION DATA           PROPERTY DATA                     NOTE DATA                        MISC. DATA
-------------------           -------------                     ---------                        ----------
                              PROPERTY: NINIGRET                NOTE AMOUNT:  $12,000,000.00     Counsel:  SCHULTE ROTH
CONTROL REF:  0017            CITY, ST.: SALT LAKE CITY, UT     NOTE DATE: 06/28/00              Misc. Info. #1:  SALT LAKE COUNTY
GROUP:  C4                                                      MATURITY:  07/11/30              Misc. Info. #2:  NINGRET
                                                                1ST PMT:   08/11/00

                                         --------------------------------------------------

                                                              DOCUMENTS
                                                              ---------
DOCUMENT                                                                            ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                            ----------------------------------------
DOCUMENT CONDITION
------------------
                           DEFICIENCY/EXCEPTION
                           --------------------
------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - ADDITIONAL #1                                             -NEW YORK SECRETARY OF STATE; to UBS PRINCIPAL
Document is UNRECORDED COPY.                                                    FINANCE LLC

          EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
END RECORD FOR Loan ID:321-0169-000                                 (1)


                                                           Report Page No. 46

                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                  COLLATERAL DOCUMENTS                                  PRINT DATE: 09/25/00
POOL NAME:                                         (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR Loan ID:  321-0170-000                   LOAN INFORMATION
                                                          ----------------

LOAN ID:  321-0170-000
BORROWER:  3201 L.L.C.


IDENTIFICATION DATA          PROPERTY DATA                          NOTE DATA                         MISC. DATA
-------------------          -------------                          ---------                         ----------
                             PROPERTY:  GLENVIEW OFFICE BUILDING    NOTE AMOUNT:  $5,017,000.00       Counsel:  WINSTON & STRAWN
CONTROL REF:  0062           CITY, ST.:  WILMETTE, IL               NOTE DATE: 06/26/00               Misc. Info. #1:  COOK COUNTY
GROUP:  C4                                                          MATURITY:  07/11/30               Misc. Info. #2:  3201 OLD GLEN
                                                                    1ST PMT:   08/11/00

                                        ----------------------------------------------------

                                                              DOCUMENTS
                                                              ---------
DOCUMENT                                                                           ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                           ----------------------------------------
DOCUMENT CONDITION
------------------
                     DEFICIENCY/EXCEPTION
                     --------------------
------------------------------------------------------------------------------------------------------------------------------------
ENDORSEMENT TO PROMISSORY NOTE "TO BLANK"                                       -UBS PRINCIPAL FINANCE LLC TO BLANK
  Document is COPY - RECORDATION NOT REQUIRED.

           EXCEPTION --> INCOMPLETE/MISSING SIGNATURES
           EXCEPTION --> INCOMPLETE/MISSING ENDORSEMENT(S)
------------------------------------------------------------------------------------------------------------------------------------
ASSIGNMENT OF MORTGAGE  "TO BLANK"                                              -ASSIGNMENT OF MORTGAGE AND SECURITY AGREEMENT; UBS
  Document is UNRECORDED COPY.                                                  PRINCIPAL FINANCE LLC TO BLANK

           EXCEPTION --> ORIGINAL DOCUMENT REQUIRED
           EXCEPTION --> INCOMPLETE/MISSING SIGNATURES

------------------------------------------------------------------------------------------------------------------------------------
TITLE POLICY #1
  Document is MISSING.

           EXCEPTION --> ORIGINAL DOCUMENT REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
PROFORMA TITLE COMMITMENT
  Document is COPY - RECORDATION NOT REQUIRED.

           EXCEPTION --> INCORRECT INSURANCE AMOUNTS

------------------------------------------------------------------------------------------------------------------------------------
ASSIGNMENT OF ASSIGNMENT OF LEASES & RENTS "TO BLANK"                           -ASSIGNMENT OF ASSIGNMENT OF LEASES AND RENTS; UBS
  Document is UNRECORDED COPY.                                                  PRINCIPAL FINANCE LLC TO BLANK

           EXCEPTION --> ORIGINAL DOCUMENT REQUIRED
           EXCEPTION --> INCOMPLETE/MISSING SIGNATURES

                                                              Report Page No. 47


LOAN ID:  321-0170-000 (CON'T)                                DOCUMENTS
                                                              ---------

DOCUMENT - DOCUMENT MEMO
------------------------
DOCUMENT CONDITION                                                           ADDITIONAL DOCUMENT INFORMATION (IF ANY)
------------------                                                           ----------------------------------------
                         DEFICIENCY/EXCEPTION
                         --------------------
------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - STATE                                                -ILLINOIS SECRETARY OF STATE; to UBS PRINCIPAL FINANCE
  Document is UNRECORDED COPY.                                             LLC

           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED
------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - STATE "TO BLANK"                                     -ILLINOIS SECRETARY OF STATE; to UBS PRINCIPAL FINANCE
  Document is MISSING.                                                     LLC to BLANK

           EXCEPTION --> ORIGINAL DOCUMENT REQUIRED
------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - COUNTY                                               -COOK COUNTY, ILLINOIS; toUBS PRINCIPAL FINANCE LLC
  Document is UNRECORDED COPY.

           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED
------------------------------------------------------------------------------------------------------------------------------------
UCC ASSIGNMENT - COUNTY "TO BLANK"                                         -COOK COUNTY, ILLINOIS; UBS PRINCIPAL FINANCE LLC to
  DOCUMENT IS MISSING.                                                     BLANK

           EXCEPTION --> ORIGINAL DOCUMENT REQUIRED
--------------------------------------------------------------------------------
END RECORD FOR Loan ID: 321-0170-000                                      (1)


                                                            Report Page No. 48

                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                  COLLATERAL DOCUMENTS                                  PRINT DATE: 09/25/00
POOL NAME:                                         (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR LOAN ID:   321-0171-000                  LOAN INFORMATION
                                                          ----------------

LOAN ID:  321-0171-000
BORROWER:  SHEENA ASSOCIATES LLC


IDENTIFICATION DATA        PROPERTY DATA                         NOTE DATA                        MISC. DATA
-------------------        -------------                         ---------                        ----------
CONTROL REF:  0126         PROPERTY: 8716 ASTORIA BOULEVARD      NOTE AMOUNT:  $1,898,000.00      Counsel:  KRONISH LIEB WEINER
GROUP:  C4                 CITY, ST.: QUEENS, NY                 NOTE DATE:  06/27/00             Misc. Info. #1:  QUEENS COUNTY
                                                                 MATURITY:    07/11/10            Misc. Info. #2:  8716 ASTORIA
                                                                 1ST PMT:       08/11/00

Loan Memo: RE: Original Documents - Original underlying documents located in the file.

                                               ***************************************

                                                              DOCUMENTS
                                                              ---------
DOCUMENT                                                                            ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                            ----------------------------------------
DOCUMENT CONDITION
------------------
                         DEFICIENCY/EXCEPTION
                         --------------------
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE INSTRUMENT                                                             -AMENDED, RESTATED AND CONSOLIDATED MORTGAGE,
  Document is UNRECORDED ORIGINAL - INFO NOT AVAILABLE.                         SECURITY AGREEMENT, FIXTURE FINANCING STATEMENT AND
                                                                                ASSIGNMENT OF LEASES AND RENTS; to UBS PRINCIPAL
                                                                                FINANCE LLC

           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
GAP MORTGAGE INSTRUMENT                                                         -to UBS PRINCIPAL FINANCE LLC
  Document is UNRECORDED ORIGINAL - INFO NOT AVAILABLE.

           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
TITLE POLICY #1 Document is MISSING.

           EXCEPTION --> ORIGINAL DOCUMENT REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - STATE                                                     -NEW YORK SECRETARY OF STATE;
  Document is UNRECORDED COPY.                                                  UBS PRINCIPAL FINANCE LLC

           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - COUNTY                                                    -QUEENS COUNTY, NEW YORK;
  Document is UNRECORDED COPY.                                                  to UBS PRINCIPAL FINANCE LLC

           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
  END RECORD FOR Loan ID:  321-0171-000                       (1)


                                                             Report Page No. 49

                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                  COLLATERAL DOCUMENTS                                  PRINT DATE: 09/25/00
POOL NAME:                                          (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR LOAN ID:   321-0172-000                  LOAN INFORMATION
                                                          ----------------

LOAN ID:  321-0172-000
BORROWER:  404 FIFTH LLC





IDENTIFICATION DATA       PROPERTY DATA                     NOTE DATA                        MISC. DATA
-------------------       -------------                     ---------                        ----------
CONTROL REF:  0008        PROPERTY: 404 FIFTH AVENUE        NOTE AMOUNT:  $18,200,000.00     Counsel:  SCHULTE ROTH
GROUP:  C4                CITY, ST.: NEW YORK, NY           NOTE DATE:  06/23/00             Misc. Info. #1:  NEW YORK COUNTY
                                                            MATURITY:    07/11/30            Misc. Info. #2:  404 FIFTH AVE
                                                            1ST PMT:       08/11/00

Loan Memo: RE: ORIGINAL DOCUMENTS - ORIGINAL UNDERLYING DOCUMENTS LOCATED IN THE FILE.


                                               ***************************************
                                                              DOCUMENTS
                                                              ---------
DOCUMENT                                                                           ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                           ----------------------------------------
DOCUMENT CONDITION
------------------
                            DEFICIENCY/EXCEPTION
                            --------------------

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - STATE                                                        -NEW YORK SECRETARY OF STATE;
  Document is UNRECORDED COPY.                                                     to UBS PRINCIPAL FINANCE LLC

           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - COUNTY                                                       -NEW YORK COUNTY, NEW YORK;
  Document is UNRECORDED COPY.                                                     to UBS PRINCIPAL FINANCE LLC

           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
  END RECORD FOR Loan ID:  321-0172-000                       (1)

                                                            Report Page No. 50


                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                  COLLATERAL DOCUMENTS                                  PRINT DATE: 09/25/00
POOL NAME:                                         (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR LOAN ID:   321-0190-000                  LOAN INFORMATION
                                                          ----------------

LOAN ID:  321-0190-000
BORROWER:  PRG/GLENWOOD, L.P.


IDENTIFICATION DATA       PROPERTY DATA                            NOTE DATA                     MISC. DATA
-------------------       -------------                            ---------                     ----------
CONTROL REF:  0059        PROPERTY: ARTHUR'S COURT APARTMENTS      NOTE AMOUNT: $5,319,000.00    Counsel:  COLE SCHOTZ MEISEL FORMAN
GROUP:  C4                CITY, ST.: DECATUR, GA                   NOTE DATE: 06/08/00           Misc. Info. #1:  DEKALB COUNTY
                                                                   MATURITY: 06/11/10            Misc. Info. #2:  ARTHUR'S COURT
                                                                   1ST PMT: 07/11/00

Loan Memo: RE: Original Documents - Original underlying documents located in the file.

                                               ***************************************

                                                              DOCUMENTS
                                                              ---------
DOCUMENT                                                                        ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                        ----------------------------------------
DOCUMENT CONDITION
------------------

                        DEFICIENCY/EXCEPTION
                        --------------------
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE INSTRUMENT                                                              -DEED TO SECURE DEBT AND SECURITY AGREEMENT;
  Document is UNRECORDED COPY.                                                   to UBS PRINCIPAL FINANCE LLC

           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
TITLE POLICY #1
  Document is MISSING.

           EXCEPTION --> ORIGINAL DOCUMENT REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
ASSIGNMENT OF LEASES & RENTS                                                     -PRG/GLENWOOD, L.P. to UBS PRINCIPAL FINANCE LLC
  Document is UNRECORDED COPY.

           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - STATE                                                      -GEORGIA SECRETARY OF STATE;
  Document is UNRECORDED COPY.                                                   to UBS PRINCIPAL FINANCE LLC

           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - COUNTY                                                     -DEKALB COUNTY, GEORGIA;
  Document is UNRECORDED COPY.                                                   to UBS PRINCIPAL FINANCE LLC

           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
  END RECORD FOR Loan ID:  321-0190-000                       (1)





                                                           Report Page No. 51

                                                        CUSTODIAN'S REPORT OF
ISSUER/POOL:  1011/425                                  COLLATERAL DOCUMENTS                                  PRINT DATE: 09/25/00
POOL NAME:                                         (DOCUMENTS WITH EXCEPTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
BEGIN RECORD FOR LOAN ID:   321-0138-000                  LOAN INFORMATION
                                                          ----------------

LOAN ID:  321-0138-000
BORROWER:  JOANNA COURT REALTY, INC.


IDENTIFICATION DATA       PROPERTY DATA                            NOTE DATA                     MISC. DATA
-------------------       -------------                            ---------                     ----------
CONTROL REF:  0053        PROPERTY: 6 JOANNA COURT                 NOTE AMOUNT: $6,000,000.00    Counsel: ORRICK HERRINGTON
GROUP:  C4                CITY, ST.: JERSEY CITY, NJ               NOTE DATE: 04/11/00           Misc. Info. #1:  MIDDLESEX COUNTY
                                                                   MATURITY: 04/11/30            Misc. Info. #2:  JOANNA COURT
                                                                   1ST PMT: 05/11/00


                                               ***************************************

                                                              DOCUMENTS
                                                              ---------
DOCUMENT                                                                        ADDITIONAL DOCUMENT INFORMATION (IF ANY)
--------                                                                        ----------------------------------------
DOCUMENT CONDITION
------------------

                        DEFICIENCY/EXCEPTION
                        --------------------
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE INSTRUMENT                                                              -MORTGAGE AND SECURITY AGREEMENT
  Document is UNRECORDED ORIGINAL - INFO NOT AVAILABLE

           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
TITLE POLICY #1
  Document is MISSING.

           EXCEPTION --> ORIGINAL DOCUMENT REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
ASSIGNMENT OF LEASES & RENTS                                                     -JOANNA COURT REALTY, INC.  to UBS PRINCIPAL
  Document is UNRECORDED COPY.                                                   FINANCE LLC

           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - STATE                                                      -NEW JERSEY SECRETARY OF STATE;
  Document is UNRECORDED COPY.                                                   to UBS PRINCIPAL FINANCE LLC

           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
UCC ORIGINAL FILING - COUNTY                                                     -MIDDLESEX COUNTY, NJ
  Document is UNRECORDED COPY.                                                   to UBS PRINCIPAL FINANCE LLC

           EXCEPTION --> RECORDED ORIGINAL OR CLERK CERTIFIED COPY REQUIRED

------------------------------------------------------------------------------------------------------------------------------------
  END RECORD FOR Loan ID:  321-0138-000                       (1)





                                                           Report Page No. 52

                                  SCHEDULE III

                          EXCEPTIONS TO REPRESENTATIONS
                         AND WARRANTIES OF THE DEPOSITOR

SCHEDULE III-XI


MORTGAGE
LOAN                                                                                 CUT-OFF DATE      MORTGAGE LOAN
NUMBER   PROPERTY NAME               ADDRESS                  CITY          STATE    BALANCE           SELLER LOAN ID
--------------------------------------------------------------------------------------------------------------------------
 90      Fall Lake Apartments*       1415 Greens Parkway      Houston        TX      3,264,397.29      990125058
--------------------------------------------------------------------------------------------------------------------------

* On August 3, 2000, the property suffered fire damage to one (1) of the 124 units at the property.

SCHEDULE III-XX


MORTGAGE
LOAN                                                                                                 CUT-OFF DATE     MORTGAGE LOAN
NUMBER   PROPERTY NAME                       ADDRESS                        CITY           STATE     BALANCE          SELLER LOAN ID
------------------------------------------------------------------------------------------------------------------------------------
 11      Westfield Shops                     415-475 East Main Street       Westfield         MA     15,256,574.95    990303002
------------------------------------------------------------------------------------------------------------------------------------
 19      Remington Apartments                10610 North 30th Street        Tampa             FL     11,247,030.03    990511006
------------------------------------------------------------------------------------------------------------------------------------
 25      Whispering Winds                    2902 Whispering Winds Drive    Pearland          TX      9,537,265.50    990720013
------------------------------------------------------------------------------------------------------------------------------------
 29      Northpointe Apartments              296 Muellers Circle            Statesville       NC      8,443,261.34    990426007
------------------------------------------------------------------------------------------------------------------------------------
 32      Cap Senior - Atrium of Carmichael   5757 Cypress Avenue            Carmichael        CA      7,761,450.34    990719008
------------------------------------------------------------------------------------------------------------------------------------
 33      Greenwood Pointe Shopping Center    8014 U.S. 31                   Indianapolis      IN      7,605,911.66    990427021
------------------------------------------------------------------------------------------------------------------------------------
 63      Cal-Ray Medical Building            55 E. California Boulevard     Pasadena          CA      4,998,113.83    990614006
------------------------------------------------------------------------------------------------------------------------------------
 90      Fall Lake Apartments                1415 Greens Parkway            Houston           TX      3,264,397.29    990125058
------------------------------------------------------------------------------------------------------------------------------------
 97      Pueblos of Scottsdale               8155 East Roosevelt Street     Scottsdale        AZ      2,978,383.98    990528006
------------------------------------------------------------------------------------------------------------------------------------
 105     Burke Square Apartments             1141 Burke Road                Pasadena          TX      2,483,706.31    990709007
------------------------------------------------------------------------------------------------------------------------------------
 111     Galleria Plaza                      2720 East Plaza Boulevard      National City     CA      2,387,269.37    990115001
------------------------------------------------------------------------------------------------------------------------------------
 113     Foothill                            12800 Foothill Boulevard       Sylmar            CA      2,346,060.39    990326014
------------------------------------------------------------------------------------------------------------------------------------
 119     Copeland Plaza                      1400 East Copeland Road        Arlington         TX      2,111,637.21    990412004
------------------------------------------------------------------------------------------------------------------------------------
 132     Forest Hills Apartments             2404 SE 5th Circle             Ocala             FL      1,786,370.01    990420003
------------------------------------------------------------------------------------------------------------------------------------
 140     Patton Plaza                        6440 West Hamilton Park Drive  Columbus          GA      1,546,459.75    990520007
------------------------------------------------------------------------------------------------------------------------------------
 146     Full Sail Live                      3535 Forsyth Avenue            Winter Park       FL      1,386,415.04    990126015
------------------------------------------------------------------------------------------------------------------------------------
 152     Edwards Estates                     14428 Cerise Avenue            Hawthorne         CA      1,169,078.72    990413006
------------------------------------------------------------------------------------------------------------------------------------
 155     Broadway Industrial Park            2745 Broadway Street           Cheektowaga       NY      1,039,749.28    990125005
------------------------------------------------------------------------------------------------------------------------------------

SCHEDULE III-XXVI


MORTGAGE
LOAN                                                                                   CUT-OFF DATE     MORTGAGE LOAN
NUMBER   PROPERTY NAME            ADDRESS                          CITY       STATE    BALANCE          SELLER LOAN ID
------------------------------------------------------------------------------------------------------------------------------------
 7       Hillcrest Promenade      Southeast corner of Beverwil   Los Angeles    CA     22,000,000.00      000223004
                                    Drive and Pico Boulevard
------------------------------------------------------------------------------------------------------------------------------------
 83      Cactus Gardens           10657 S. Avenue 9E             Yuma           AZ      3,479,747.18      001444001
------------------------------------------------------------------------------------------------------------------------------------


SCHEDULE III-XXXIV

MORTGAGE
LOAN                                                                                   CUT-OFF DATE     MORTGAGE LOAN
NUMBER   PROPERTY NAME            ADDRESS                          CITY       STATE    BALANCE          SELLER LOAN ID
------------------------------------------------------------------------------------------------------------------------------------
  22     Bluff's Square Shoppes   4090-4300 U.S. Highway 1         Jupiter      FL     10,312,039.47       000120001
------------------------------------------------------------------------------------------------------------------------------------
  23     Kirkman Shoppes          4792 South Kirkman Road          Orlando      FL      9,737,761.27       000120002
------------------------------------------------------------------------------------------------------------------------------------
  43     Ross Plaza               8404 West Hillsborough Avenue    Tampa        FL      6,791,464.26       000120003
------------------------------------------------------------------------------------------------------------------------------------


SCHEDULE III-XLII

MORTGAGE
LOAN                                                                                                 CUT-OFF DATE    MORTGAGE LOAN
NUMBER    PROPERTY NAME                     ADDRESS                          CITY           STATE    BALANCE         SELLER LOAN ID
------------------------------------------------------------------------------------------------------------------------------------
  11      Westfield Shops                   415-475 East Main Street        Westfield         MA     15,256,574.95    990303002
------------------------------------------------------------------------------------------------------------------------------------
  25      Whispering Winds                  2902 Whispering Winds Drive     Pearland          TX      9,537,265.50    990720013
------------------------------------------------------------------------------------------------------------------------------------
  29      Northpointe Apartments            296 Muellers Circle             Statesville       NC      8,443,261.34    990426007
------------------------------------------------------------------------------------------------------------------------------------
  32      Cap Senior - Atrium of Carmichael 5757 Cypress Avenue             Carmichael        CA      7,761,450.34    990719008
------------------------------------------------------------------------------------------------------------------------------------
  33      Greenwood Pointe Shopping Center  8014 U.S. 31                    Indianapolis      IN      7,605,911.66    990427021
------------------------------------------------------------------------------------------------------------------------------------
  63      Cal-Ray Medical Building          55 E. California Boulevard      Pasadena          CA      4,998,113.83    990614006
------------------------------------------------------------------------------------------------------------------------------------
  90      Fall Lake Apartments              1415 Greens Parkway             Houston           TX      3,264,397.29    990125058
------------------------------------------------------------------------------------------------------------------------------------
  97      Pueblos of Scottsdale             8155 East Roosevelt Street      Scottsdale        AZ      2,978,383.98    990528006
------------------------------------------------------------------------------------------------------------------------------------
  105     Burke Square Apartments           1141 Burke Road                 Pasadena          TX      2,483,706.31    990709007
------------------------------------------------------------------------------------------------------------------------------------
  111     Galleria Plaza                    2720 East Plaza Boulevard       National City     CA      2,387,269.37    990115001
------------------------------------------------------------------------------------------------------------------------------------
  113     Foothill                          12800 Foothill Boulevard        Sylmar            CA      2,346,060.39    990326014
------------------------------------------------------------------------------------------------------------------------------------
  119     Copeland Plaza                    1400 East Copeland Road         Arlington         TX      2,111,637.21    990412004
------------------------------------------------------------------------------------------------------------------------------------
  132     Forest Hills Apartments           2404 SE 5th Circle              Ocala             FL      1,786,370.01    990420003
------------------------------------------------------------------------------------------------------------------------------------
  140     Patton Plaza                      6440 West Hamilton Park Drive   Columbus          GA      1,546,459.75    990520007
------------------------------------------------------------------------------------------------------------------------------------
  152     Edwards Estates                   14428 Cerise Avenue             Hawthorne         CA      1,169,078.72    990413006
------------------------------------------------------------------------------------------------------------------------------------
  155     Broadway Industrial Park          2745 Broadway Street            Cheektowaga       NY      1,039,749.28    990125005
------------------------------------------------------------------------------------------------------------------------------------

SCHEDULE III-XLIV

No Exceptions



SCHEDULE III-XLVI

MORTGAGE
LOAN                                                                                      CUT-OFF DATE      MORTGAGE LOAN
NUMBER   PROPERTY NAME            ADDRESS                          CITY           STATE   BALANCE           SELLER LOAN ID
------------------------------------------------------------------------------------------------------------------------------------
 10      Pike Shopping Center     12101 Rockville Pike            Rockville       MD      15,560,265.69      000105010
------------------------------------------------------------------------------------------------------------------------------------
 111     Galleria Plaza *         2720 East Plaza Boulevard       National City   CA       2,387,269.37      990115001
------------------------------------------------------------------------------------------------------------------------------------


* With respect to Galleria Plaza, such Mortgage Loan is secured in part by a leasehold interest on a material portion of the parking lot.

SCHEDULE III-XLIX


MORTGAGE
LOAN                                                                                      CUT-OFF DATE      MORTGAGE LOAN
NUMBER   PROPERTY NAME            ADDRESS                          CITY           STATE   BALANCE           SELLER LOAN ID
------------------------------------------------------------------------------------------------------------------------------------
 123     Pinewood Estates MHP     200 Cedar Lane                  Barnegat         NJ      1,982,430.66        001444004
------------------------------------------------------------------------------------------------------------------------------------

SCHEDULE III-L


MORTGAGE
LOAN                                                                                    CUT-OFF   DATE           MORTGAGE LOAN
NUMBER   PROPERTY NAME            ADDRESS                                   CITY        STATE     BALANCE        SELLER LOAN ID
------------------------------------------------------------------------------------------------------------------------------------
  2      Johnson City Mall*      SWC of N. Roan Street and Sunset Drive   Johnson City    TN     40,942,051.03   991214001
------------------------------------------------------------------------------------------------------------------------------------

* With respect to Johnson City Mall, in the event Proffitt's exercises their right to request a second story addition, the borrower may request the release the Proffitt's store from the collateral and partially defease (at 100%) the loan.


SCHEDULE III-LVI(G)

MORTGAGE
LOAN                                                                                    CUT-OFF DATE           MORTGAGE LOAN
NUMBER   PROPERTY NAME            ADDRESS                        CITY         STATE     BALANCE                SELLER LOAN ID
------------------------------------------------------------------------------------------------------------------------------------
 122     CVS - Logansport        717 N. Third Street             Logansport    IN       1,991,914.56            000203010
------------------------------------------------------------------------------------------------------------------------------------
149      CVS - Arbor             13600 E. Seven Mile Road        Detriot       MI       1,279,744.70            990928008
------------------------------------------------------------------------------------------------------------------------------------

SCHEDULE III-LVI(H)


MORTGAGE
LOAN                                                                                           CUT-OFF DATE      MORTGAGE LOAN
NUMBER   PROPERTY NAME                   ADDRESS                        CITY           STATE    BALANCE          SELLER LOAN ID
------------------------------------------------------------------------------------------------------------------------------------
  84     Walgreens - Madison Heights     26800 John R. Road          Madison Heights     MI      3,412,391.89       990929005
------------------------------------------------------------------------------------------------------------------------------------
  149    CVS - Arbor                     13600 E. Seven Mile Road       Detriot          MI      1,279,744.70       990928008
------------------------------------------------------------------------------------------------------------------------------------

SCHEDULE III-LVI(I)


MORTGAGE
LOAN                                                                                         CUT-OFF DATE     MORTGAGE LOAN
NUMBER   PROPERTY NAME           ADDRESS                         CITY              STATE     BALANCE          SELLER LOAN ID
------------------------------------------------------------------------------------------------------------------------------------
 76      CVS - Springfield       795 Baltimore Pike          Springfield Township    PA      4,297,077.13     000204004
------------------------------------------------------------------------------------------------------------------------------------
120      CVS - Tucker            2586 Lawrenceville Highway      Tucker              GA      2,045,510.63     000418002
------------------------------------------------------------------------------------------------------------------------------------
122      CVS - Logansport        717 N. Third Street           Logansport            IN      1,991,914.56     000203010
------------------------------------------------------------------------------------------------------------------------------------
149      CVS - Arbor             13600 E. Seven Mile Road       Detriot              MI      1,279,744.70     990928008
------------------------------------------------------------------------------------------------------------------------------------


SCHEDULE III-LVI(U)


MORTGAGE
LOAN                                                                                         CUT-OFF DATE     MORTGAGE LOAN
NUMBER   PROPERTY NAME           ADDRESS                         CITY              STATE     BALANCE          SELLER LOAN ID
------------------------------------------------------------------------------------------------------------------------------------
  76     CVS - Springfield       795 Baltimore Pike       Springfield Township       PA       4,297,077.13      000204004
------------------------------------------------------------------------------------------------------------------------------------

SCHEDULE III-LVI(V)


MORTGAGE
LOAN                                                                                         CUT-OFF DATE     MORTGAGE LOAN
NUMBER   PROPERTY NAME           ADDRESS                         CITY              STATE     BALANCE          SELLER LOAN ID
------------------------------------------------------------------------------------------------------------------------------------
 147     Mobil Bronx             1106 Metcalf Avenue            Bronx               NY         1,351,232.06      990921003
------------------------------------------------------------------------------------------------------------------------------------

SCHEDULE III-LVII


MORTGAGE
LOAN                                                                                         CUT-OFF DATE     MORTGAGE LOAN
NUMBER   PROPERTY NAME           ADDRESS                         CITY              STATE     BALANCE          SELLER LOAN ID
------------------------------------------------------------------------------------------------------------------------------------
  7      Hillcrest Promenade     Southeast corner of Beverwil    Los Angeles        CA       22,000,000.00      000223004
                                   Drive and Pico Boulevard
------------------------------------------------------------------------------------------------------------------------------------
 10      Pike Shopping Center    12101 Rockville Pike            Rockville          MD       15,560,265.69      000105010
------------------------------------------------------------------------------------------------------------------------------------
 11      Westfield Shops         415-475 East Main Street        Westfield          MA       15,256,574.95      990303002
------------------------------------------------------------------------------------------------------------------------------------

SCHEDULE III-LVIII


MORTGAGE
LOAN                                                                                      CUT-OFF DATE     MORTGAGE LOAN   LOCK BOX
NUMBER   PROPERTY NAME        ADDRESS                           CITY              STATE   BALANCE          SELLER LOAN ID    TYPE
-----------------------------------------------------------------------------------------------------------------------------------
   2     Johnson City Mall    SWC of N. Roan Street and        Johnson City         TN    40,942,051.03       991214001      Hard
                                Sunset Drive
-----------------------------------------------------------------------------------------------------------------------------------
  13     Sully Plaza          Lee Jackson Memorial Highway &   Chantilly            VA    13,744,362.05       990920003      Hard
                                Centreville Road
-----------------------------------------------------------------------------------------------------------------------------------

SCHEDULE III-LX

No Exceptions

                                   EXHIBIT A-1

                  FORM OF CLASS A-1 AND CLASS A-2 CERTIFICATES

                    LB-UBS COMMERCIAL MORTGAGE TRUST 2000-C4

               CLASS [A-1] [A-2] COMMERCIAL MORTGAGE PASS-THROUGH

                           CERTIFICATE, SERIES 2000-C4

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust (the "Trust") whose assets consist primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                     STRUCTURED ASSET SECURITIES CORPORATION


Pass-Through Rate:  ___%                                Initial Certificate Principal Balance of this
                                                        Certificate as of the Closing Date:
Date of Pooling and Servicing                           $____________
Agreement:  September 11, 2000

Cut-off Date:  September 11, 2000                       Class Principal Balance of all the Class [A-1] [A-2]
                                                        Certificates as of the Closing Date:  $____________
Closing Date:  September 28, 2000
                                                        Aggregate unpaid principal balance of the Mortgage
First Distribution Date:  October 17, 2000              Pool as of the Cut-off Date, after deducting payments
Master Servicer:                                        of principal  due on or before such date (the "Initial
ORIX Real Estate Capital Markets LLC                    Pool Balance"):  $999,060,409

Special Servicer:
ORIX Real Estate Capital Markets LLC                    Fiscal Agent:
                                                        ABN AMRO Bank N.V.
Trustee:
LaSalle Bank National Association

Certificate No. ___                                         CUSIP No. _____________


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN STRUCTURED ASSET SECURITIES CORPORATION, ORIX REAL ESTATE CAPITAL MARKETS LLC, LASALLE BANK NATIONAL ASSOCIATION, ABN AMRO BANK N.V., OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal balance of this Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal balance of all the Certificates of the same Class as this Certificate (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest in the Trust evidenced by all the Certificates of the same Class as this Certificate. The Trust was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Structured Asset Securities Corporation as depositor (the "Depositor", which term includes any successor entity under the Agreement), ORIX Real Estate Capital Markets LLC as master servicer (in such capacity, the "Master Servicer", which term includes any successor entity under the Agreement) and special servicer (in such capacity, the "Special Servicer", which term includes any successor entity under the Agreement), LaSalle Bank National Association as trustee (the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. as fiscal agent (the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. In the event of any conflict between any provision of this Certificate and any provision of the Agreement, such provision of this Certificate shall be superseded to the extent of such inconsistency.

     Pursuant to the terms of the Agreement, distributions will be made on the 4th Business Day following the 11th calendar day of each month (or, if such 11th calendar day is not a Business Day, then the 5th Business Day following such 11th calendar day) (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (or, in the case of the first such distribution, at the close of business on the Closing Date) (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account, the Collection Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     The Holder of this Certificate, by its acceptance hereof, shall be deemed to have agreed to keep confidential any information it obtains from the Trustee (except that any such Holder may provide any such information obtained by it to any other Person that holds or is contemplating the purchase of this Certificate or any interest herein, provided that such other Person confirms in writing such ownership interest or prospective ownership interest and agrees to keep such information confidential).

     Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust, and (ii) the purchase by the Depositor, Lehman Brothers Inc., the Master Servicer, the Special Servicer or any Controlling Class Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust. The Agreement permits, but does not require, the Depositor, Lehman Brothers Inc., the Master Servicer, the Special Servicer or any Controlling Class Certificateholder to purchase from the Trust all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates entitled to at least 66 2/3% of the Voting Rights allocated to each of the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. In addition, the Agreement permits the amendment thereof, in certain circumstances, with rating confirmation of the ratings on the rated Classes of Certificates and the consent of the Holders of the unrated Classes of Certificates. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, without applying any conflicts of laws principles of such state (other than the provisions of Section 5-1401 of the New York General Obligations Law), and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                     LASALLE BANK NATIONAL ASSOCIATION,
                                     as Trustee

                                     By:
                                        --------------------------------------
                                                Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class [A-1][A-2] Certificates referred to in the within-mentioned Agreement.


Dated:  ________, ____

                                     LASALLE BANK NATIONAL ASSOCIATION,
                                     as Certificate Registrar

                                     By:
                                        --------------------------------------
                                                Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust.

     I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address:
                         ------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


Dated:


                                     --------------------------------------
                                     Signature by or on behalf of Assignor

                                     --------------------------------------
                                     Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to __________________________________________
__________________________ for the account of _______________________________
______________________________________.


     Distributions made by check (such check to be made payable to ____________________ ______________________) and all applicable statements and notices should be mailed to ___________________________________________________


     This information is provided by _____________________________, the assignee named above, or ___________________________________________________, as its
agent.

                                   EXHIBIT A-2

                           FORM OF CLASS X CERTIFICATE

                    LB-UBS COMMERCIAL MORTGAGE TRUST 2000-C4

              CLASS X COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,

                                 SERIES 2000-C4

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust (the "Trust") whose assets consist primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                     STRUCTURED ASSET SECURITIES CORPORATION


Pass-Through Rate:  Variable                        Initial Certificate Notional Amount of this
                                                    Certificate as of the Closing Date:
Date of Pooling and Servicing                       $____________
Agreement:  September 11, 2000

Cut-off Date:   September 11, 2000                  Class Notional Amount of all the Class X Certificates
                                                    as of the Closing Date:
Closing Date:  September 28, 2000                   $_____________

First Distribution Date:                            Aggregate unpaid principal balance of the Mortgage
October 17, 2000                                    Pool as of the Cut-off Date, after deducting  payments
                                                    of principal  due on or before such date (the "Initial
Master Servicer:                                    Pool Balance"):  $999,060,409
ORIX Real Estate Capital Markets LLC

Special Servicer:
ORIX Real Estate Capital Markets LLC

                                                    Fiscal Agent:
Trustee:                                            ABN AMRO Bank N.V.
LaSalle Bank National Association

Certificate No. ___                                 CUSIP No.___________________

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE TO (A) ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN STRUCTURED ASSET SECURITIES CORPORATION, ORIX REAL ESTATE CAPITAL MARKETS LLC, LASALLE BANK NATIONAL ASSOCIATION, ABN AMRO BANK N.V., OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CERTIFICATE DOES NOT HAVE A CERTIFICATE PRINCIPAL BALANCE AND DOES NOT ENTITLE THE HOLDER HEREOF TO ANY DISTRIBUTIONS OF PRINCIPAL. THE HOLDER HEREOF WILL BE ENTITLED TO DISTRIBUTIONS OF INTEREST ACCRUED AS PROVIDED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN ON THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE, WHICH AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the notional principal amount of this Certificate (its "Certificate Notional Amount") as of the Closing Date by the aggregate notional principal amount of all the Certificates of the same Class as this Certificate (their "Class Notional Amount") as of the Closing Date) in that certain beneficial ownership interest in the Trust evidenced by all the Certificates of the same Class as this Certificate. The Trust was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Structured Asset Securities Corporation as depositor (the "Depositor", which term includes any successor entity under the Agreement), ORIX Real Estate Capital Markets LLC as master servicer (in such capacity, the "Master Servicer", which term includes any successor entity under the Agreement), and special servicer (in such capacity, the "Special Servicer", which term includes any successor entity under the Agreement), LaSalle Bank National Association as trustee (the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. as fiscal agent (the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. In the event of any conflict between any provision of this Certificate and any provision of the Agreement, such provision of this Certificate shall be superseded to the extent of such inconsistency.

     Pursuant to the terms of the Agreement, distributions will be made on the 4th Business Day following the 11th calendar day of each month (or, if such 11th calendar day is not a Business Day, then the 5th Business Day following such 11th calendar day) (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (or, in the case of the first such distribution, at the close of business on the Closing Date) (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account, the Collection Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer, sale, pledge or other disposition of this Certificate or any interest herein shall be made unless that transfer, sale, pledge or other disposition is to a "qualified institutional buyer" as defined in Rule 144A under the Securities Act or an "accredited investor" as defined in any of paragraphs (1), (2), (3) and (7) of Rule 501(a) under the Securities Act or any entity as to which all of the equity owners come within such paragraphs (each, a "Permitted Transferee") and is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of this Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Certificates or a transfer of this Certificate by the Depositor, Lehman Brothers Inc. or any of their respective Affiliates or, if this Certificate constitutes a Book-Entry Certificate, a transfer of this Certificate to a successor Depository or to the applicable Certificate Owner in accordance with Section 5.03 of the Agreement), then the Certificate Registrar shall refuse to register such transfer unless it receives (and, upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1 to the Agreement and a certificate from such Certificateholder's prospective Transferee substantially in the form attached either as Exhibit F-2A to the Agreement or as Exhibit F-2B to the Agreement; or (ii) an Opinion of Counsel satisfactory to the Trustee to the effect that such transfer may be made without registration under the Securities Act and that the prospective Transferee is a Permitted Transferee (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based. If any Transferee of this Certificate does not, in connection with the subject transfer, deliver to the Certificate Registrar one of the certifications described in clause (i) of the preceding sentence or the Opinion of Counsel described in clause (ii) of the preceding sentence, then such Transferee shall be deemed to have represented and warranted that all the certifications set forth in either Exhibit F-2A or Exhibit F-2B attached to the Agreement are, with respect to the subject transfer, true and correct. If this Certificate constitutes a Book-Entry Certificate and a transfer of any interest herein is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Certificates or a transfer of any interest herein by the Depositor, Lehman Brothers Inc. or any of their respective Affiliates), then the Certificate Owner desiring to effect such transfer shall be required to obtain either (i) a certificate from such Certificate Owner's prospective Transferee substantially in the form attached as Exhibit F-2C to the Agreement or as Exhibit F-2D to the Agreement, or (ii) an Opinion of Counsel to the effect that such transfer may be made without registration under the Securities Act and that the prospective Transferee is a Permitted Transferee. If this Certificate constitutes a Book-Entry Certificate and any Transferee of an interest herein does not, in connection with the subject transfer, deliver to the Transferor the Opinion of Counsel or one of the certifications described in the preceding sentence, then such Transferee shall be deemed to have represented and warranted that all the certifications set forth in either Exhibit F-2C or Exhibit F-2D attached to the Agreement are, with respect to the subject transfer, true and correct. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class of Certificates to which this Certificate belongs, under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of this Certificate or any interest herein without registration or qualification. Any Certificateholder or Certificate Owner desiring to effect a transfer sale, pledge or other disposition of this Certificate or any interest herein shall, and does hereby agree to, indemnify the Depositor, the underwriters, the Trustee, the Master Servicer, the Special Servicer, the Fiscal Agent, the Certificate Registrar and their respective Affiliates against any liability that may result if such transfer, sale, pledge or other disposition is not exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws.

     No transfer of this Certificate or any interest herein shall be made to (A) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) any Person who is directly or indirectly purchasing this Certificate or such interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, if the purchase and holding of this Certificate or such interest herein by the prospective Transferee would result in a violation of Section 406 of ERISA or Section 4975 of the Code or would result in the imposition of an excise tax under Section 4975 of the Code. Except in connection with the initial issuance of the Certificates or any transfer of this Certificate or any interest herein by the Depositor, Lehman Brothers Inc. or any of their respective Affiliates or, if this Certificate constitutes a Book-Entry Certificate, any transfer of this Certificate to a successor Depository or to the applicable Certificate Owner in accordance with Section 5.03 of the Agreement, the Certificate Registrar shall refuse to register the transfer of this Certificate unless it has received from the prospective Transferee, and, if this Certificate constitutes a Book-Entry Certificate, any Certificate Owner transferring an interest herein shall be required to obtain from its prospective Transferee, if this Certificate or an interest therein is being acquired by or on behalf of a Plan in reliance on any of Prohibited Transaction Exemption 91-14, Prohibited Transaction Exemption 91-21 and Prohibited Transaction Exemption 97-34, a certification to the effect that such Plan (X) is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act, (Y) is not sponsored (within the meaning of Section 3(16)((B) of ERISA) by the Trustee, the Depositor, any Mortgage Loan Seller, the Master Servicer, the Special Servicer, any Sub-Servicer, any Exemption-Favored Party or any Mortgagor with respect to Mortgage Loans constituting more than 5% of the aggregate unamortized principal balance of all the Mortgage Loans determined as of the Closing Date, or by any Affiliate of such Person, and (Z) agrees that it will obtain from each of its Transferees that are Plans a written representation that such Transferee, if a Plan, satisfies the requirements of the immediately preceding clauses (X) and (Y), together with a written agreement that such Transferee will obtain from each of its Transferees that are Plans a similar written representation regarding satisfaction of the requirements of the immediately preceding clauses (X) and
(Y). If any Transferee of this Certificate or any interest herein does not, in connection with the subject transfer, deliver to the Certificate Registrar (if this Certificate constitutes a Definitive Certificate) or the Transferor (if this Certificate constitutes a Book-Entry Certificate) a certification as required by the preceding sentence, then such Transferee shall be deemed to have represented and warranted that either: (i) such Transferee is not a Plan and is not directly or indirectly purchasing this Certificate or such interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or
(ii) the purchase and holding of this Certificate or such interest herein by such Transferee is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code.

     No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     The Holder of this Certificate, by its acceptance hereof, shall be deemed to have agreed to keep confidential any information it obtains from the Trustee (except that any such Holder may provide any such information obtained by it to any other Person that holds or is contemplating the purchase of this Certificate or any interest herein, provided that such other Person confirms in writing such ownership interest or prospective ownership interest and agrees to keep such information confidential).

     Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust, and (ii) the purchase by the Depositor, Lehman Brothers Inc., the Master Servicer, the Special Servicer or any Controlling Class Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust. The Agreement permits, but does not require, the Depositor, Lehman Brothers Inc., the Master Servicer, the Special Servicer or any Controlling Class Certificateholder to purchase from the Trust all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates entitled to at least 66 2/3% of the Voting Rights allocated to each of the affected
Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. In addition, the Agreement permits the amendment thereof, in certain circumstances, with rating confirmation of the ratings on the rated Classes of Certificates and the consent of the Holders of the unrated Classes of Certificates. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, without applying any conflicts of laws principles of such state (other than the provisions of Section 5-1401 of the New York General Obligations Law), and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                      LASALLE BANK NATIONAL ASSOCIATION,
                                      as Trustee

                                      By:
                                         -----------------------------------
                                                Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class X Certificates referred to in the within-mentioned Agreement.

Dated:  _________, ____

                                      LASALLE BANK NATIONAL ASSOCIATION,
                                      as Certificate Registrar

                                      By:
                                         -----------------------------------
                                                Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust.

     I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: _____________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dated:

                                        --------------------------------------
                                        Signature by or on behalf of Assignor


                                        --------------------------------------
                                        Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ___________________________________________
__________________________________________________________________ the account of ___________________________________________________________________________.

     Distributions made by check (such check to be made payable to ____________ ____________) and all applicable statements and notices should be mailed to ___
_________________________.

     This information is provided by ___________________________, the assignee named above, or ____________________________________________, as its agent.

                                   EXHIBIT A-3

  FORM OF CLASS B, CLASS C, CLASS D, CLASS E, CLASS F AND CLASS G CERTIFICATES

                    LB-UBS COMMERCIAL MORTGAGE TRUST 2000-C4

            CLASS [B][C][D][E][F][G] COMMERCIAL MORTGAGE PASS-THROUGH

                           CERTIFICATE, SERIES 2000-C4

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust (the "Trust") whose assets consist primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by


                     STRUCTURED ASSET SECURITIES CORPORATION


Pass-Through Rate:  ____%                           Initial Certificate Principal Balance of this
                                                    Certificate as of the Closing Date:
Date of Pooling and Servicing                       $_______________
Agreement:  September 11, 2000

Cut-off Date:  September 11, 2000                   Class Principal Balance of all the Class
                                                    [B][C][D][E][F][G]  Certificates as of the Closing
Closing Date:  September 28, 2000                   Date:  $____________

First Distribution Date:                            Aggregate unpaid principal balance of the Mortgage
October 17, 2000                                    Pool as of the Cut-off Date,  after deducting  payments
                                                    of principal  due on or before such date (the  "Initial
Master Servicer:                                    Pool Balance"):  $_____________________
ORIX Real Estate Capital Markets LLC

Special Servicer:
ORIX Real Estate Capital Markets LLC

                                                    Fiscal Agent:
Trustee:                                            ABN AMRO Bank N.V.
LaSalle Bank National Association

Certificate No. ___                                 CUSIP No. _____________

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE TO (A) ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN STRUCTURED ASSET SECURITIES CORPORATION, ORIX REAL ESTATE CAPITAL MARKETS LLC, LASALLE BANK NATIONAL ASSOCIATION, ABN AMRO BANK N.V., OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS IS SUBORDINATE TO ONE OR MORE OTHER CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal balance of this Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal balance of all the Certificates of the same Class as this Certificate (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest in the Trust evidenced by all the Certificates of the same Class as this Certificate. The Trust was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Structured Asset Securities

Corporation as depositor (the "Depositor", which term includes any successor entity under the Agreement), ORIX Real Estate Capital Markets LLC as master servicer (in such capacity, the "Master Servicer", which term includes any successor entity under the Agreement) and special servicer (in such capacity, the "Special Servicer", which term includes any successor entity under the Agreement), LaSalle Bank National Association as trustee (the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. as fiscal agent (the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. In the event of any conflict between any provision of this Certificate and any provision of the Agreement, such provision of this Certificate shall be superseded to the extent of such inconsistency.

     Pursuant to the terms of the Agreement, distributions will be made on the 4th Business Day following the 11th calendar day of each month (or, if such 11th calendar day is not a Business Day, then the 5th Business Day following such 11th calendar day) (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (or, in the case of the first such distribution, at the close of business on the Closing Date) (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account, the Collection Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer of this Certificate or any interest herein shall be made to (A) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) any Person who is directly or indirectly purchasing this Certificate or such interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, if the purchase and holding of this Certificate or such interest herein by the prospective Transferee would result in a violation of Section 406 of ERISA or Section 4975 of the Code or would result in the imposition of an excise tax under Section 4975 of the Code.

     No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     The Holder of this Certificate, by its acceptance hereof, shall be deemed to have agreed to keep confidential any information it obtains from the Trustee (except that any such Holder may provide any such information obtained by it to any other Person that holds or is contemplating the purchase of this Certificate or any interest herein, provided that such other Person confirms in writing such ownership interest or prospective ownership interest and agrees to keep such information confidential).

     Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust, and (ii) the purchase by the Depositor, Lehman Brothers Inc., the Master Servicer, the Special Servicer or any Controlling Class Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust. The Agreement permits, but does not require, the Depositor, Lehman Brothers Inc., the Master Servicer, the Special Servicer or any Controlling Class Certificateholder to purchase from the Trust all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates entitled to at least 66 2/3% of the Voting Rights allocated to each of the affected
Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. In addition, the Agreement permits the amendment thereof, in certain circumstances, with rating confirmation of the ratings on the rated Classes of Certificates and the consent of the Holders of the unrated Classes of Certificates. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, without applying any conflicts of laws principles of such state (other than the provisions of Section 5-1401 of the New York General Obligations Law), and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                            LASALLE BANK NATIONAL ASSOCIATION,
                                            as Trustee

                                            By:
                                               -------------------------------
                                                    Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class [B] [C] [D] [E] [F] [G] Certificates referred to in the within-mentioned Agreement.

Dated: _________, ____

                                            LASALLE BANK NATIONAL ASSOCIATION,
                                            as Certificate Registrar

                                            By:
                                               -------------------------------
                                                    Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust.

     I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: _____________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Dated:


                                     ---------------------------------------
                                     Signature by or on behalf of Assignor



                                     ---------------------------------------
                                     Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ____________________________________________
__________________________________________________________________ the account of ___________________________________________________________________________.

     Distributions made by check (such check to be made payable to ____________ ______________) and all applicable statements and notices should be mailed to

------------------------------------------------------------------------------.

     This information is provided by ___________________________, the assignee named above, or ____________________________________________, as its agent.

                                   EXHIBIT A-4

                            FORM OF CLASS H, CLASS J,

           CLASS K, CLASS L, CLASS M, CLASS N AND CLASS P CERTIFICATES

                    LB-UBS COMMERCIAL MORTGAGE TRUST 2000-C4

              CLASS [H] [J] [K] [L] [M] [N] [P] COMMERCIAL MORTGAGE

                    PASS-THROUGH CERTIFICATE, SERIES 2000-C4

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust (the "Trust"), whose assets consist primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by



                     STRUCTURED ASSET SECURITIES CORPORATION


Pass-Through Rate:  ____%                      Initial Certificate Principal Balance of this Certificate
                                               as of the Closing Date:
Date of Pooling and Servicing                  $____________
Agreement:  September 11, 2000

Cut-off Date: September 11, 2000               Class  Principal  Balance of all the Class [H] [J] [K] [L]
                                               [M] [N] [P] Certificates as of the Closing Date:
Closing Date:  September 28, 2000              $____________

First Distribution Date:                       Aggregate unpaid principal balance of the Mortgage Pool
October 17, 2000                               as of the Cut-off Date, after deducting payments  of
                                               principal due on or before such date (the "Initial  Pool
Master Servicer:                               Balance"):
ORIX Real Estate Capital Markets LLC           $___________________

Special Servicer:
ORIX Real Estate Capital Markets LLC           Fiscal Agent:
                                               ABN AMRO Bank N.V.

Trustee:
LaSalle Bank National Association

Certificate No. ___                            CUSIP No.  ____________


[FOR CLASS H AND CLASS J CERTIFICATES ONLY: UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE TO (A) ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN STRUCTURED ASSET SECURITIES CORPORATION, ORIX REAL ESTATE CAPITAL MARKETS LLC, LASALLE BANK NATIONAL ASSOCIATION, ABN AMRO BANK N.V., OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS, IS SUBORDINATE TO ONE OR MORE OTHER CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

[LEGEND FOR REGULATION S TEMPORARY GLOBAL CERTIFICATE: PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF (A) THE COMMENCEMENT OF THE OFFERING OF THE CERTIFICATES AND (B) SEPTEMBER 28, 2000 (THE "RELEASE DATE"), THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. NO BENEFICIAL OWNERS OF THIS CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.]

     This certifies that _____________________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal balance of this Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal balance of all the Certificates of the same Class as this Certificate (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest in the Trust evidenced by all the Certificates of the same Class as this Certificate. The Trust was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Structured Asset Securities Corporation as depositor (the "Depositor", which term includes any successor entity under the Agreement), ORIX Real Estate Capital Markets LLC as master servicer (in such capacity, the "Master Servicer", which term includes any successor entity under the Agreement) and special servicer (in such capacity, the "Special Servicer", which term includes any successor entity under the Agreement), LaSalle Bank National Association as trustee (the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. as fiscal agent (the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. In the event of any conflict between any provision of this Certificate and any provision of the Agreement, such provision of this Certificate shall be superseded to the extent of such inconsistency.

     Pursuant to the terms of the Agreement, distributions will be made on the 4th Business Day following the 11th calendar day of each month (or, if such 11th calendar day is not a Business Day, then the 5th Business Day following such 11th calendar day) (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (or, in the case of the first such distribution, at the close of business on the Closing Date) (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account, the Collection Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer, sale, pledge or other disposition of this Certificate or any interest herein shall be made unless that transfer, sale, pledge or other disposition is to a "qualified institutional buyer" as defined in Rule 144A under the Securities Act or an "accredited investor" as defined in any of paragraphs (1), (2), (3) and (7) of Rule 501(a) under the Securities Act or any entity as to which all of the equity owners come within such paragraphs (each, a "Permitted Transferee") and is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws.

     If a transfer of this Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Certificates or a transfer of this Certificate by the

Depositor, Lehman Brothers Inc. or any of their respective Affiliates or, if this Certificate constitutes a Book-Entry Certificate, a transfer of this Certificate to a successor Depository or to the applicable Certificate Owner in accordance with Section 5.03 of the Agreement), then the Certificate Registrar shall refuse to register such transfer unless it receives (and, upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1 to the Agreement and a certificate from such Certificateholder's prospective Transferee substantially in the form attached either as Exhibit F-2A to the Agreement or as Exhibit F-2B to the Agreement; or (ii) an Opinion of Counsel satisfactory to the Trustee to the effect that such transfer may be made without registration under the Securities Act and that the prospective Transferee is a Permitted Transferee (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based. If any Transferee of this Certificate does not, in connection with the subject transfer, deliver to the Certificate Registrar one of the certifications described in clause (i) of the preceding sentence or the Opinion of Counsel described in clause (ii) of the preceding sentence, then such Transferee shall be deemed to have represented and warranted that all the certifications set forth in either Exhibit F-2A or Exhibit F-2B attached to the Agreement are, with respect to the subject transfer, true and correct.

     If this Certificate constitutes a Book-Entry Certificate related to a Rule 144A/IAI Global Certificate and a transfer of any interest herein is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Certificates or a transfer of any interest herein by the Depositor, Lehman Brothers Inc. or any of their respective Affiliates), then the Certificate Owner desiring to effect such transfer shall be required to obtain either (i) a certificate from such Certificate Owner's prospective Transferee substantially in the form attached as Exhibit F-2C to the Agreement or as Exhibit F-2D to the Agreement, or (ii) an Opinion of Counsel to the effect that such transfer may be made without registration under the Securities Act and that the prospective Transferee is a Permitted Transferee. Any interest in a Rule 144A/IAI Global Certificate may not be transferred to any Person who takes delivery other than in the form of an interest in such Rule 144A/IAI Global Certificate. If this Certificate constitutes a Book-Entry Certificate and any Transferee of an interest herein does not, in connection with the subject transfer, deliver to the Transferor the Opinion of Counsel or one of the certifications described in the preceding sentence, then such Transferee shall be deemed to have represented and warranted that all the certifications set forth in either Exhibit F-2C or Exhibit F-2D attached to the Agreement are, with respect to the subject transfer, true and correct.

     [FOR REGULATION S GLOBAL CERTIFICATES IN RESPECT OF THE CLASS H CERTIFICATES ONLY. Notwithstanding the preceding paragraph, any interest in a Rule 144A/IAI Global Certificate may be transferred (without delivery of any certificate or Opinion of Counsel described in clauses (i) and (ii) of the preceding paragraph) by the Depositor or any Affiliate of the Depositor to any Person who takes delivery in the form of a beneficial interest in the Regulation S Global Certificate of the same Class as such Rule 144A/IAI Global Certificate upon delivery to the Certificate Registrar of (x) a certificate to the effect that the Certificate Owner desiring to effect such transfer is the Depositor or an Affiliate of the Depositor and (y) such written orders and instructions as are required under the applicable procedures of the Depository, Clearstream and Euroclear to direct the Trustee to debit the account of a Depository Participant by a denomination of interests in the related Rule 144A/IAI Global Certificate, and credit the account of a Depository Participant by a denomination of interests in the related Regulation S Temporary Certificate (if the transfer occurs on or prior to the Release Date or a denomination of interests in the related the Regulation S Permanent Global Certificate (if the transfer occurs after the Release Date), that (in each case) is equal to the denomination of beneficial interests in such Class to be transferred. Upon delivery to the Certificate Registrar of such certification and orders and instructions, the Trustee, subject to and in accordance with the applicable procedures of the Depository, will reduce the denomination of the related

Rule 144A/IAI Global Certificate, and increase the denomination of the related Regulation S Temporary Certificate (if the transfer occurs on or prior to the Release Date) or the denomination of the related Regulation S Permanent Global Certificate (if the transfer occurs after the Release Date), by the denomination of the beneficial interest in such Class specified in such orders and instructions.

     If this Certificate constitutes a Regulation S Temporary Certificate, then, on and prior to the Release Date, beneficial interests in this Certificate may not be transferred to any Person who takes delivery other than in the form of a beneficial interest in this Certificate, and the Certificate Owner desiring to effect such transfer will be required to obtain from such Certificate Owner's prospective Transferee a Regulation S Certificate. Not earlier than the Release Date, beneficial interests in any Regulation S Temporary Global Certificate will be exchangeable for beneficial interests in the Regulation S Permanent Global Certificate for such Class. Beneficial interests in any Regulation S Temporary Global Certificate may be held only through Euroclear or Clearstream. The Regulation S Permanent Global Certificates will be deposited with the Trustee as custodian for the Depository and registered in the name of Cede & Co. as nominee of the Depository.]

     None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class of Certificates to which this Certificate belongs, under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of this Certificate or any interest herein without registration or qualification. Any Certificateholder or Certificate Owner desiring to effect a transfer sale, pledge or other disposition of this Certificate or any interest herein shall, and does hereby agree to, indemnify the Depositor, the underwriters, the Trustee, the Master Servicer, the Special Servicer, the Fiscal Agent, the Certificate Registrar and their respective Affiliates against any liability that may result if such transfer, sale, pledge or other disposition is not exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws.

     No transfer of this Certificate or any interest herein shall be made to (A) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) any Person who is directly or indirectly purchasing this Certificate or such interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, if the purchase and holding of this Certificate or such interest herein by the prospective Transferee would result in a violation of Section 406 of ERISA or Section 4975 of the Code or would result in the imposition of an excise tax under Section 4975 of the Code. Except in connection with the initial issuance of the Certificates or any transfer of this Certificate or any interest herein by the Depositor, Lehman Brothers Inc. or any of their respective Affiliates or, if this Certificate constitutes a Book-Entry Certificate, any transfer of this Certificate to a successor Depository or to the applicable Certificate Owner in accordance with Section 5.03 of the Agreement, the Certificate Registrar shall refuse to register the transfer of this Certificate unless it has received from the prospective Transferee, and, if this Certificate constitutes a Book-Entry Certificate related to a Rule 144A/IAI Global Certificate, any Certificate Owner transferring an interest herein shall be required to obtain from its prospective Transferee, either: (i) a certification to the effect that such prospective Transferee is not a Plan and is not directly or indirectly purchasing this Certificate or such interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) a certification to the effect that the purchase and holding of this Certificate or such interest herein by such prospective Transferee is exempt from the prohibited transaction provisions of
Section 406 of ERISA and Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption 95-60; or (iii) a certification of facts and an Opinion of Counsel which otherwise establish to the reasonable satisfaction of the Trustee or such Certificate Owner, as the case may be, that such transfer will not result in a violation of Section 406 of

ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code. If any Transferee of this Certificate or any interest herein does not, in connection with the subject transfer, deliver to the Certificate Registrar (if this Certificate constitutes a Definitive Certificate) or the Transferor (if this Certificate constitutes a Book-Entry Certificate) a certification and/or Opinion of Counsel as required by the preceding sentence, then such Transferee shall be deemed to have represented and warranted that either: (i) such Transferee is not a Plan and is not directly or indirectly purchasing this Certificate or such interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or
(ii) the purchase and holding of this Certificate or such interest herein by such Transferee is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption 95-60.

     No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     [FOR CLASS H AND CLASS J CERTIFICATES ONLY: Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.]

     The Holder of this Certificate, by its acceptance hereof, shall be deemed to have agreed to keep confidential any information it obtains from the Trustee (except that any such Holder may provide any such information obtained by it to any other Person that holds or is contemplating the purchase of this Certificate or any interest herein, provided that such other Person confirms in writing such ownership interest or prospective ownership interest and agrees to keep such information confidential).

     Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust, and (ii) the purchase by the Depositor, Lehman Brothers Inc., the Master Servicer, the Special Servicer or any Controlling Class Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust. The Agreement permits, but does not require, the Depositor, Lehman Brothers Inc., the Master Servicer, the Special Servicer or any Controlling Class Certificateholder to purchase from the Trust all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates entitled to at least 66 2/3>% of the Voting Rights allocated to each of the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. In addition, the Agreement permits the amendment thereof, in certain circumstances, with rating confirmation of the ratings on the rated Classes of Certificates and the consent of the Holders of the unrated Classes of Certificates. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, without applying any conflicts of laws principles of such state (other than the provisions of Section 5-1401 of the New York General Obligations Law), and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                     LASALLE BANK NATIONAL ASSOCIATION,
                                     as Trustee

                                     By:
                                        -------------------------------------
                                              Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class [H] [J] [K] [L] [M] [N] [P] Certificates referred to in the within-mentioned Agreement.

Dated: _______, ____


                                     LASALLE BANK NATIONAL ASSOCIATION,
                                     as Trustee

                                     By:
                                        -------------------------------------
                                              Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust.

     I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: _____________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dated:

                                   -------------------------------------------
                                   Signature by or on behalf of Assignor

                                   -------------------------------------------
                                   Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


     The assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ___________________________________________
__________________________________________________________________ the account of ___________________________________________________________________________.

     Distributions made by check (such check to be made payable to ___________ _______________) and all applicable statements and notices should be mailed to
_________________.

     This information is provided by ___________________________, the assignee named above, or ____________________________________________, as its agent.

                                   EXHIBIT A-5

           FORM OF CLASS R-I, CLASS R-II AND CLASS R-III CERTIFICATES

                    LB-UBS COMMERCIAL MORTGAGE TRUST 2000-C4

                  CLASS [R-I][R-II][R-III] COMMERCIAL MORTGAGE

                    PASS-THROUGH CERTIFICATE, SERIES 2000-C4


This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust (the "Trust"), whose assets consist primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                     STRUCTURED ASSET SECURITIES CORPORATION


Date of Pooling and Servicing                              Percentage Interest evidenced by this Certificate
Agreement:  September 11, 2000                             in the related Class:  ___%

Cut-off Date:  September 11, 2000

Closing Date:  September 28, 2000                          Aggregate unpaid principal  balance of the Mortgage
                                                           Pool as of the Cut-off Date, after deducting
First Distribution Date:                                   payments  of  principal  due on or before such date
October 17, 2000                                           (the "Initial Pool Balance"):  $__________________

Master Servicer:
ORIX Real Estate Capital Markets LLC

Special Servicer:
ORIX Real Estate Capital Markets LLC

                                                           Fiscal Agent:
Trustee:                                                   ABN AMRO Bank N.V.
LaSalle Bank National Association

Certificate No. __


THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE TO (A) ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN STRUCTURED ASSET SECURITIES CORPORATION, ORIX REAL ESTATE CAPITAL MARKETS LLC, LASALLE BANK NATIONAL ASSOCIATION, ABN AMRO BANK N.V., OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS, IS SUBORDINATE TO ONE OR MORE OTHER CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. CONSEQUENTLY, THE TRANSFER OF THIS CERTIFICATE IS ALSO SUBJECT TO THE ADDITIONAL TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN. IF ANY PERSON BECOMES THE REGISTERED HOLDER OF THIS CERTIFICATE IN VIOLATION OF SUCH TRANSFER RESTRICTIONS, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

     This certifies that __________________________________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (as specified above) in that certain beneficial ownership interest in the Trust evidenced by all the Certificates of the same Class as this Certificate. The Trust was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Structured Asset Securities Corporation as depositor (the "Depositor", which term includes any successor entity under the

Agreement), ORIX Real Estate Capital Markets LLC as master servicer (in such capacity, the "Master Servicer", which term includes any successor entity under the Agreement) and special servicer (in such capacity, the "Special Servicer", which term includes any successor entity under the Agreement), LaSalle Bank National Association as trustee (the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. as fiscal agent (the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. In the event of any conflict between any provision of this Certificate and any provision of the Agreement, such provision of this Certificate shall be superseded to the extent of such inconsistency.

     Pursuant to the terms of the Agreement, distributions will be made on the 4th Business Day following the 11th calendar day of each month (or, if such 11th calendar day is not a Business Day, then the 5th Business Day following such 11th calendar day) (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (or, in the case of the first such distribution, at the close of business on the Closing Date) (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account, the Collection Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer, sale, pledge or other disposition of this Certificate or any interest herein shall be made unless that transfer, sale, pledge or other disposition is to a "qualified institutional buyer" as defined in Rule 144A under the Securities Act (a "QIB") or an "accredited investor" as defined in any paragraphs (1), (2), (3) and (7) of Rule 501(a) under the Securities Act or any entity as to which all the equity owners come within such paragraphs (an "IAI") and is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of this Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Certificates or a transfer of this Certificate by the Depositor, Lehman Brothers Inc. or any of their respective Affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives (and, upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1 to the Agreement and a certificate from such Certificateholder's prospective Transferee substantially in the form attached either as Exhibit F-2A to the Agreement or as Exhibit F-2B to the Agreement; or (ii) an Opinion of Counsel satisfactory to the Trustee to the effect that such transfer may be made without registration under the Securities Act and that the prospective Transferee is a QIB or an IAI (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based. If any Transferee of this Certificate does not, in connection with the subject transfer, deliver to the Certificate Registrar one of the certifications described in clause (i) of the preceding sentence or the Opinion of Counsel described in clause (ii) of the preceding sentence, then such Transferee shall be deemed to have represented and warranted that all the certifications set forth in either Exhibit F-2A or Exhibit F-2B attached to the Agreement are, with respect to the subject transfer, true and correct. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class of Certificates to which this Certificate belongs, under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of this Certificate or any interest herein without registration or qualification. Any Certificateholder desiring to effect a transfer sale, pledge or other disposition of this Certificate or any interest herein shall, and does hereby agree to, indemnify the Depositor, the underwriters, the Trustee, the Master Servicer, the Special Servicer, the Certificate Registrar and their respective Affiliates against any liability that may result if such transfer, sale, pledge or other disposition is not exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws.

     No transfer of this Certificate or any interest herein shall be made to (A) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) any Person who is directly or indirectly purchasing this Certificate or such interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, if the purchase and holding of this Certificate or such interest herein by the prospective Transferee would result in a violation of Section 406 of ERISA or Section 4975 of the Code or would result in the imposition of an excise tax under Section 4975 of the Code. Except in connection with the initial issuance of the

Certificates or any transfer of this Certificate or any interest herein by the Depositor, Lehman Brothers Inc. or any of their respective Affiliates, the Certificate Registrar shall refuse to register the transfer of this Certificate unless it has received from the prospective Transferee either: (i) a certification to the effect that such prospective Transferee is not a Plan and is not directly or indirectly purchasing this Certificate or such interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) a certification to the effect that the purchase and holding of this Certificate or such interest herein by such prospective Transferee is exempt from the prohibited transaction provisions of Section 406 of ERISA and
Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption 95-60; or (iii) a certification of facts and an Opinion of Counsel which otherwise establish to the reasonable satisfaction of the Trustee that such transfer will not result in a violation of Section 406 of ERISA or
Section 4975 of the Code or result in the imposition of an excise tax under
Section 4975 of the Code. If any Transferee of this Certificate or any interest herein does not, in connection with the subject transfer, deliver to the Certificate Registrar a certification and/or Opinion of Counsel as required by the preceding sentence, then such Transferee shall be deemed to have represented and warranted that either: (i) such Transferee is not a Plan and is not directly or indirectly purchasing this Certificate or such interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of this Certificate or such interest herein by such Transferee is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption 95-60.

     Each Person who has or who acquires any Ownership Interest in this Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 5.02(d) of the Agreement and, if any purported Transferee shall become a Holder of this Certificate in violation of the provisions of such Section 5.02(d), to have irrevocably authorized the Trustee under clause (ii)(A) of such Section 5.02(d) to deliver payments to a Person other than such Person and to have irrevocably authorized the Trustee under clause (ii)(B) of such Section 5.02(d) to negotiate the terms of any mandatory disposition and to execute all instruments of transfer and to do all other things necessary in connection with any such disposition. Each Person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee and shall promptly notify the Trustee and the Tax Administrator of any change or impending change in its status as a Permitted Transferee. In connection with any proposed transfer of any Ownership Interest in this Certificate, the Certificate Registrar shall require delivery to it, and shall not register the transfer of this Certificate until its receipt of, an affidavit and agreement substantially in the form attached as Exhibit H-1 to the Agreement (a "Transfer Affidavit and Agreement") from the proposed Transferee, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in this Certificate as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in this Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of Section 5.02(d) of the Agreement and agrees to be bound by them. Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee, if the Certificate Registrar has actual knowledge that the proposed Transferee is not a Permitted Transferee, the Certificate Registrar shall not register the Transfer of an Ownership Interest in this Certificate to such proposed Transferee. In addition, the Certificate Registrar shall not register the transfer of an Ownership Interest in this Certificate to any entity classified as a partnership under the Code unless at the time of transfer, all of its beneficial owners are United States Persons.

     Each Person holding or acquiring any Ownership Interest in this Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest herein and (y) not to transfer its Ownership Interest herein unless it provides to the Certificate Registrar a certificate substantially in the form attached as Exhibit H-2 to the

Agreement stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee. Each Person holding or acquiring an Ownership Interest in this Certificate, by purchasing such Ownership Interest herein, agrees to give the Trustee and the Tax Administrator written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring such Ownership Interest, if it is, or is holding such Ownership Interest on behalf of, a "pass-through interest holder".

     The provisions of Section 5.02(d) of the Agreement may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee and the Tax Administrator the following: (a) written notification from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not cause such Rating Agency to withdraw, qualify or downgrade its then-current rating of any Class of Certificates; and (b) an opinion of counsel, in form and substance satisfactory to the Trustee and the Tax Administrator, to the effect that such modification of, addition to or elimination of such provisions will not (i) cause REMIC I, REMIC II or REMIC III to (A) cease to qualify as a REMIC or (B) be subject to an entity-level tax caused by the Transfer of a Residual Interest Certificate to a Person which is not a Permitted Transferee, or (ii) cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the Transfer of a Residual Interest Certificate to a Person that is not a Permitted Transferee.

     A "Permitted Transferee" is any Transferee that is not a Disqualified Organization or, except as provided in the Agreement, a Non-United States Person; provided that, if such a Transferee is classified as a partnership under the Code, such Transferee can only be a Permitted Transferee if all of its beneficial owners are United States Persons.

     A "Disqualified Organization" is (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by such governmental unit), (ii) a foreign government, an international organization, or any agency or instrumentality of either of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code and (v) any other Person so designated by the Tax Administrator based upon an opinion of counsel that the holding of an Ownership Interest in a Residual Interest Certificate by such Person may cause the Trust or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Interest Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

     A "Non-United States Person" is any Person other than a United States Person. A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, all within the meaning of Section 7701(a)(30) of the Code.

     No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The Holder of this Certificate, by its acceptance hereof, shall be deemed to have agreed to keep confidential any information it obtains from the Trustee (except that any such Holder may provide any such information obtained by it to any other Person that holds or is contemplating the purchase of this Certificate or any interest herein, provided that such other Person confirms in writing such ownership interest or prospective ownership interest and agrees to keep such information confidential).

     Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust, and (ii) the purchase by the Depositor, Lehman Brothers Inc., the Master Servicer, the Special Servicer or any Controlling Class Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust. The Agreement permits, but does not require, the Depositor, Lehman Brothers Inc., the Master Servicer, the Special Servicer or any Controlling Class Certificateholder to purchase from the Trust all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates entitled to at least 66 2/3% of the Voting Rights allocated to each of the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. In addition, the Agreement permits the amendment thereof, in certain circumstances, with rating confirmation of the ratings on the rated Classes of Certificates and the consent of the Holders of the unrated Classes of Certificates. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, without applying any conflicts of laws principles of such state (other than the provisions of Section 5-1401 of the New York General Obligations Law), and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                 LASALLE BANK NATIONAL ASSOCIATION,
                                 as Trustee

                                 By:
                                    --------------------------------------
                                             Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class [R-I] [R-II] [R-III] Certificates referred to in the within-mentioned Agreement.

Dated:  __________, ____

                                 LASALLE BANK NATIONAL ASSOCIATION,
                                 as Certificate Registrar

                                 By:
                                    --------------------------------------
                                             Authorized Officer

                                              ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _________________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust.

     I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: ____________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dated:

                                     -----------------------------------------
                                     Signature by or on behalf of Assignor


                                     -----------------------------------------
                                     Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _________________________________________
__________________________________________________________________ the account of ___________________________________________________________________________.

     Distributions made by check (such check to be made payable to ___________ __________________ ) and all applicable statements and notices should be mailed to ___________________________________________________.



     This information is provided by ___________________________, the assignee named above, or ____________________________________________, as its agent.

                                   EXHIBIT B
                      FORM OF DISTRIBUTION DATE STATEMENT

ABN AMRO                                           STRUCTURED ASSET SECURITIES CORPORATION          Statement Date:   10/17/2000
LaSalle Bank N.A.                             ORIX REAL ESTATE CAPITAL MARKETS, LLC, AS SERVICER    Payment Date:     10/17/2000
135 S. LaSalle Street   Suite 1625              COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES       Prior Payment:           N/A
Chicago, IL   60603                                        SERIES 2000-C4                           Next Payment:     11/17/2000
                                                                                                    Record Date:      09/29/2000

                                                         ABN AMRO Acct: XX-XXXX-XX-X

Administrator:                                                                                      Analyst:
   Barbara Marik  312-904-7323                       REPORTING PACKAGE TABLE OF CONTENTS            Thomas Helms  714-282-3980 (203)
   Barbara.Marik@abnamro.com                                                                        thomas.helms@abnamro.com

===================================================================================================================================
                                                                                         Page(s)
Issue Id:                              SASC00C4   REMIC Certificate Report                            Closing Date:
ASAP #:                                           Bond Interest Reconciliation                        First Payment Date: 10/17/2000
Monthly Data File Name:                           Cash Reconciliation Summary                         Assumed Final Payment Date:
                                                  15 Month Historical Loan Status Summary
                                                  15 Month Historical Payoff/Loss Summary
                                                  Historical Collateral Level Prepayment Report
                                                  Delinquent Loan Detail
                                                  Mortgage Loan Characteristics
                                                  Loan Level  Detail
                                                  Specially Serviced Report
                                                  Modified Loan Detail
                                                  Realized Loss Detail
                                                  Appraisal Reduction Detail

------------------------------------------------------------------------------------------------------------
                                                CONTACT INFORMATION
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------


                                                   ISSUER: Structured Asset Securities Corporation
                                   UNDERWRITER: Lehman Brothers Inc., UBS Warburg LLC, and Deutsche.Bank Securities Inc.
                                               MASTER SERVICER: ORIX Real Estate Capital Markets, LLC.
                                              SPECIAL SERVICER: ORIX Real Estate Capital Markets, LLC.
                                              RATING AGENCY: Moody's / Standard & Poors

                                  ----------------------------------------------------------------------

                           INFORMATION IS AVAILABLE FOR THIS ISSUE FROM THE FOLLOWING SOURCES
                             LaSalle Web Site                                    www.lnbabs.com

                             LaSalle Bulletin Board                                      (714) 282-3990
                             LaSalle "ASAP" Fax Back System                              (714) 282-5518d

                             LaSalle Factor Line                                         (800) 246-5761
                          ======================================================================


10/06/2000 - 15:06 (MXXX-MXXX)   2000  LaSalle Bank N.A.

ABN AMRO                        STRUCTURED ASSET SECURITIES CORPORATION                    Statement Date:     10/17/2000
LaSalle Bank N.A.          ORIX REAL ESTATE CAPITAL MARKETS, LLC, AS SERVICER              Payment Date:       10/17/2000
                             COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES                 Prior Payment:             N/A
                                        SERIES 2000-C4                                     Next Payment:       11/17/2000
                                                                                           Record Date:        09/29/2000
                                  ABN AMRO Acct: XX-XXXX-XX-X



===================================================================================================================================
            ORIGINAL      OPENING    PRINCIPAL      PRINCIPAL     NEGATIVE       CLOSING    INTEREST     INTEREST     PASS-THROUGH
CLASS    FACE VALUE (1)   BALANCE     PAYMENT     ADJ. OR LOSS  AMORTIZATION     BALANCE    PAYMENT     ADJUSTMENT      RATE (2)
CUSIP       Per 1,000    Per 1,000   Per 1,000      Per 1,000     Per 1,000     Per 1,000  Per 1,000    Per 1,000     Next Rate (3)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
               0.00       0.00        0.00           0.00         0.00           0.00        0.00        0.00
===================================================================================================================================
===================================================================================================================================
                                                                    Total P&I Payment        0.00
                                                                    =============================


Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated

10/06/2000 - 15:06 (MXXX-MXXX)   2000  LaSalle Bank N.A.

ABN AMRO                                STRUCTURED ASSET SECURITIES CORPORATION              Statement Date:         10/17/2000
LaSalle Bank N.A.                       ORIX REAL ESTATE CAPITAL MARKETS, LLC, AS SERVICER   Payment Date:           10/17/2000
                                        COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES        Prior Payment:                 N/A
                                        SERIES 2000-C4                                       Next Payment:           11/17/2000
                                                                                             Record Date:            09/29/2000
                                              ABN AMRO Acct: XX-XXXX-XX-X


                                       Bond Interest Reconciliation

                                  Deductions                                Additions
                                 ----------------------------------------  -------------------------------
                       Accrued                  Add.    Deferred &             Prior     Prepay-    Other    Distributable Interest
          Accrual     Certificate   Allocable   Trust    Accretion  Interest  Int. Short- ment     Interest   Certificate   Payment
   Class  Method  Days Interest      PPIS    Expense(1) Interest    Losses   falls Due  Penalties Proceeds(2)  Interest     Amount
-----------------------------------------------------------------------------------------------------------------------------------






                      ----------- -------------------------------------------------------------------------------------------------
                      =========== =================================================================================================
                            0.00        0.00       0.00      0.00       0.00      0.00      0.00       0.00         0.00       0.00
================================= =================================================================================================


 Remaining
 Outstanding   Crdit Support
  Interest   -------------------
 Shortfalls  Original  Current(3)
------------ ---------------------






-----------
===========
      0.00
===========

(1) Additional Trust Expenses are fees allocated directly to the bond resulting in a deduction to accrued interest and not carried as an outstanding shortfall.

(2) Other Interest Proceeds include default interest, PPIE and Recoveries of Interest.

(3) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).


10/06/2000 - 15:06 (MXXX-MXXX)  2000 LaSalle Bank N.A. 10/06/2000 - 15:06
(MXXX-MXXX)  2000 LaSalle Bank N.A.


ABN AMRO                   Structured Asset Securities Corporation                               Statement Date:       10/17/2000
LaSalle Bank N.A.            ORIX REAL ESTATE CAPITAL MARKETS, LLC, AS SERVICER                  Payment Date:         10/17/2000
                            COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES                        Prior Payment:               N/A
                                    SERIES 2000-C4                                               Next Payment:         11/17/2000
                                                                                                 Record Date:          09/29/2000
                                     ABN AMRO Acct: XX-XXXX-XX-X

                             CASH RECONCILIATION SUMMARY

====================================================================================================================================
       INTEREST SUMMARY                                       SERVICING FEE SUMMARY                  PRINCIPAL SUMMARY
Current Scheduled Interest                               Current Servicing Fees                   SCHEDULED PRINCIPAL:
Less Deferred Interest                                   Plus Fees Advanced for PPIS              Current Scheduled Principal
Plus Advance Interest                                    Less Reduction for PPIS                  Advanced Scheduled Principal
Plus Unscheduled Interest                                Plus Unscheduled Servicing Fees          Scheduled Principal Distribution
PPIS Reducing Scheduled Interest                         Total Servicing Fees Paid                UNSCHEDULED PRINCIPAL:
Less Total Fees Paid  To Servicer                                                                 Curtailments
Plus Fees Advanced for PPIS                                        PPIS SUMMARY                   Prepayments in Full
Less Fee Strips Paid by Servicer                                                                  Liquidation Proceeds
Less Misc. Fees & Expenses                               Gross PPIS                               Repurchase Proceeds
Less Non Recoverable Advances                            Reduced by PPIE                          Other Principal Proceeds
------------------------------------------------                                                  ----------------------------------
Interest Due Trust                                       Reduced by Shortfalls in Fees            Unscheduled Principal Distribution
------------------------------------------------                                                  ----------------------------------
Less Trustee Fee                                         Reduced by Other Amounts                 Remittance Principal
                                                         -----------------------------------      ----------------------------------
Less Fee Strips Paid by Trust                            PPIS Reducing Scheduled Interest
                                                         -----------------------------------      ----------------------------------
Less Misc. Fees Paid by Trust                            PPIS Reducing Servicing Fee              Servicer Wire Amount
------------------------------------------------         -----------------------------------      ----------------------------------
Remittance Interest                                      PPIS Due Certificate
                                                         -----------------------------------

                                                              POOL BALANCE SUMMARY
                                                         --------------------------------------------------------
                                                                                             Balance      Count
                                                         --------------------------------------------------------
                                                         Beginning Pool
                                                         Scheduled Principal Distribution
                                                         Unscheduled Principal Distribution
                                                         Deferred Interest
                                                         Liquidations
                                                         Repurchases
                                                         Ending Pool

--------------------------------------------------------------------------------------------------------------------------------
                                                 ADVANCES
          PRIOR OUTSTANDING              CURRENT PERIOD              RECOVERED                       ENDING OUTSTANDING
     PRINCIPAL      INTEREST    PRINCIPAL     Interest         PRINCIPAL      INTEREST       PRINCIPAL                 INTEREST
=================================================================================================================================

==================================================================================================================================



10/06/2000 - 15:06 (MXXX-MXXX)   2000  LaSalle Bank N.A.

ABN AMRO                               STRUCTURED ASSET SECURITIES CORPORATION                   Statement Date:     10/17/2000
LaSalle Bank N.A.                 ORIX REAL ESTATE CAPITAL MARKETS, LLC, AS SERVICER             Payment Date:       10/17/2000
                                     COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES               Prior Payment:             N/A
                                                 SERIES 2000-C4                                  Next Payment:       11/17/2000
                                                                                                 Record Date:        09/29/2000
                                                   ABN AMRO ACCT: XX-XXXX-XX-X

                                            ASSET BACKED FACTS ~15 MONTH HISTORICAL LOAN STATUS SUMMARY


                    Delinquency Aging Categories
                -------------------------------------------------------------------------------------------
 Distribution     Delinq 1 Month    Delinq 2 Months  Delinq 3+ Months     Foreclosure     REO
                -------------------------------------------------------------------------------------------
    Date          #     Balance     #     Balance      #     Balance    #     Balance      #     Balance
==============  ===========================================================================================
     10/17/00

--------------  -------------------------------------------------------------------------------------------


--------------  -------------------------------------------------------------------------------------------


--------------  -------------------------------------------------------------------------------------------


--------------  -------------------------------------------------------------------------------------------


--------------  -------------------------------------------------------------------------------------------


--------------  -------------------------------------------------------------------------------------------

     Special Event Categories (1)
 --------------------------------------------------------
   Modifications    Specially Serviced    Bankruptcy
 --------------------------------------------------------
   #     Balance      #     Balance     #     Balance
 ========================================================


 --------------------------------------------------------


 --------------------------------------------------------


 --------------------------------------------------------


 --------------------------------------------------------


 --------------------------------------------------------


 --------------------------------------------------------

(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

10/06/2000 - 15:06 (MXXX-MXXX)  2000 LaSalle Bank N.A.          Page 5 of 19

ABN AMRO                             STRUCTURED ASSET SECURITIES CORPORATION                     Statement Date:     10/17/2000
LaSalle Bank N.A.                    ORIX REAL ESTATE CAPITAL MARKETS, LLC, AS SERVICER          Payment Date:       10/17/2000
                                       COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES             Prior Payment:             N/A
                                               SERIES 2000-C4                                    Next Payment:       11/17/2000
                                                                                                 Record Date:        09/29/2000
                                                ABN AMRO Acct: XX-XXXX-XX-X

                                   ASSET BACKED FACTS ~15 MONTH HISTORICAL PAYOFF/LOSS SUMMARY

Distribution    Ending Pool (1)      Payoffs (2)        Penalties      Appraisal Reduct.(2)  Liquidations (2)  Realized Losses (2)
              ------------------------------------------------------------------------------------------------------------------
   Date         #      Balance     #     Balance      #      Amount     #     Balance         #     Balance     #      Amount
============  ==================================================================================================================
  10/17/00
------------  ----------------------------------------------------------------------------------------------------------------

------------  ----------------------------------------------------------------------------------------------------------------

------------  ----------------------------------------------------------------------------------------------------------------

------------  ----------------------------------------------------------------------------------------------------------------

------------  ----------------------------------------------------------------------------------------------------------------

============  ================================================================================================================
Remaining Term   Curr Weighted Avg.
-------------------------------------
 Life   Amort.   Coupon     Remit
=====================================

-------------------------------------

-------------------------------------

-------------------------------------

-------------------------------------

-------------------------------------

=====================================



(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

10/06/2000 - 15:06 (MXXX-MXXX)   2000  LaSalle Bank N.A.

ABN AMRO                         STRUCTURED ASSET SECURITIES CORPORATION                      Statement Date:     10/17/2000
LaSalle Bank N.A.                 ORIX REAL ESTATE CAPITAL MARKETS, LLC, AS SERVICER          Payment Date:       10/17/2000
                                    COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES             Prior Payment:             N/A
                                           SERIES 2000-C4                                     Next Payment:       11/17/2000
                                                                                              Record Date:        09/29/2000


                                        ABN AMRO ACCT: XX-XXXX-XX-X

                                    HISTORICAL COLLATERAL LEVEL PREPAYMENT REPORT

 Disclosure   Distribution   Initial           Payoff      Penalty     Prepayment Maturity           Property

  Control #      Date        Balance    Code   Amount      Amount        Date       Date               Type          State
-------------------------  ==========================================  =====================  ==============================





=========================  ==========================================  ====================  ==============================
                           CUMULATIVE                  0           0
                                            =========================


           Remaining Term       Note
          ------------------
   DSCR     Life    Amort.      Rate
 ========================================





 ========================================

10/06/2000 - 15:06 (MXXX-MXXX)   2000  LaSalle Bank N.A.

ABN AMRO                                           STRUCTURED ASSET SECURITIES CORPORATION           Statement Date:     10/17/2000
LaSalle Bank N.A.                             ORIX REAL ESTATE CAPITAL MARKETS, LLC, AS SERVICER     Payment Date:       10/17/2000
                                                COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES        Prior Payment:             N/A
                                                      SERIES 2000-C4                                 Next Payment:       11/17/2000
                                                                                                     Record Date:        09/29/2000

                                                  ABN AMRO ACCT: XX-XXXX-XX-X

                                             DELINQUENT LOAN DETAIL


==========================================================================================================
                                   Paid                      Outstanding    Out. Property
 Disclosure Doc                    Thru       Current P&I        P&I         Protection       Advance
   Control #                       Date         Advance       Advances**      Advances     Description (1)
==========================================================================================================






==========================================================================================================
A.  P&I Advance - Loan in Grace Period                      1.  P&I Advance - Loan delinquent 1 month
B.  P&I Advance - Late Payment but < one month delinq       2.  P&I Advance - Loan delinquent 2 months
==========================================================================================================


===========================================================
   Special
  Servicer       Foreclosure     Bankruptcy       REO
 Transfer Date      Date           Date           Date
===========================================================






===========================================================
 3.  P&I Advance - Loan delinquent 3 months or More
 4.  Matured Balloon/Assumed Scheduled Payment
===========================================================


**  Outstanding P&I Advances include the current period P&I Advance

10/06/2000 - 15:06 (MXXX-MXXX)   2000  LaSalle Bank N.A.

ABN AMRO                                STRUCTURED ASSET SECURITIES CORPORATION                     Statement Date:   10/17/2000
LaSalle Bank N.A.                     ORIX REAL ESTATE CAPITAL MARKETS, LLC, AS SERVICER            Payment Date:     10/17/2000
                                      COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES                 Prior Payment:           N/A
                                                 SERIES 2000-C4                                     Next Payment:     11/17/2000
                                                                                                    Record Date:      09/29/2000

                          ABN AMRO ACCT: XX-XXXX-XX-X


                         MORTGAGE LOAN CHARACTERISTICS

                    DISTRIBUTION OF PRINCIPAL BALANCES
===============================================================================
   Current Scheduled       # of    Scheduled    % of           Weighted Average
                                                       ------------------------
       Balances            Loans    Balance    Balance  Term   Coupon   DSCR
===============================================================================












===============================================================================
===============================================================================
                               0             0   0.00%
===============================================================================
===============================================================================
Average Scheduled Balance

Maximum  Scheduled Balance

Minimum  Scheduled Balance


           DISTRIBUTION OF REMAINING TERM (FULLY AMORTIZING)
==============================================================================
  Fully Amortizing        # of    Scheduled    % of           Weighted Average
                                                      --------------------------
   Mortgage Loans         Loans    Balance    Balance  Term   Coupon   DSCR
==============================================================================





==============================================================================
==============================================================================
                              0             0   0.00%
==============================================================================
==============================================================================
                                              Minimum Remaining Term
                                              Maximum Remaining Term






                    DISTRIBUTION OF MORTGAGE INTEREST RATES
=============================================================================
------------------------==================-----------------------------------
  Current Mortgage      # of   Scheduled   % of            Weighted Average
                                                  ---------------------------
                                                  ===========================
   Interest Rate        Loans  Balance    Balance  Term   Coupon     DSCR
=============================================================================



=============================================================================
=============================================================================
                           0            0   0.00%
=============================================================================
=============================================================================
Minimum Mortgage Interest Rate       10.0000%

Maximum Mortgage Interest Rate       10.0000%


                  DISTRIBUTION OF REMAINING TERM (BALLOON)
===============================================================================
        Balloon           # of   Scheduled   % of            Weighted Average
                                                    ---------------------------
    Mortgage Loans        Loans  Balance    Balance  Term   Coupon     DSCR
===============================================================================
   0       to     60

  61       to    120


  121      to    180


  181      to    240
  241      to    360



===============================================================================
===============================================================================
                             0            0   0.00%
===============================================================================
===============================================================================
Minimum Remaining Term      0

Maximum Remaining Term      0



10/06/2000 - 15:06 (MXXX-MXXX)   2000  LaSalle Bank N.A.

ABN AMRO                               STRUCTURED ASSET SECURITIES CORPORATION              Statement Date:   10/17/2000
LaSalle Bank N.A.                  ORIX REAL ESTATE CAPITAL MARKETS, LLC, AS SERVICER       Payment Date:     10/17/2000
                                            SERIES 2000-C4                                  Prior Payment:           N/A
                                                                                            Next Payment:     11/17/2000
                                                                                            Record Date:      09/29/2000


                          ABN AMRO ACCT: XX-XXXX-XX-X

                         MORTGAGE LOAN CHARACTERISTICS

                         DISTRIBUTION OF DSCR (CURRENT)
===============================================================================
     Debt Service          # of    Scheduled    % of
    Coverage Ratio         Loans    Balance    Balance  WAMM     WAC    DSCR
===============================================================================







===============================================================================
===============================================================================
                               0             0   0.00%
===============================================================================
===============================================================================
Maximum  DSCR

Minimum  DSCR



                         DISTRIBUTION OF DSCR (CUTOFF)
===============================================================================
     Debt Service          # of    Scheduled    % of
    Coverage Ratio         Loans    Balance    Balance  WAMM     WAC    DSCR
===============================================================================







===============================================================================
===============================================================================
                               0             0   0.00%
===============================================================================
===============================================================================
Maximum  DSCR                                0.00

Minimum  DSCR                                0.00




                            GEOGRAPHIC DISTRIBUTION
===============================================================================
                          # of   Scheduled   % of
               State      Loans   Balance   Balance  WAMM     WAC      DSCR
===============================================================================







===============================================================================
===============================================================================
                              0               0.00%
===============================================================================
===============================================================================

ABN AMRO                        STRUCTURED ASSET SECURITIES CORPORATION                         Statement Date:  10/17/2000
LaSalle Bank N.A.             ORIX REAL ESTATE CAPITAL MARKETS, LLC, AS SERVICER                Payment Date:    10/17/2000
                                            SERIES 2000-C4                                      Prior Payment:          N/A
                                                                                                Next Payment:    11/17/2000
                                                                                                Record Date:     09/29/2000

                          ABN AMRO ACCT: XX-XXXX-XX-X

                         MORTGAGE LOAN CHARACTERISTICS



                         DISTRIBUTION OF PROPERTY TYPES
==============================================================================
                          # of    Scheduled    % of
   Property Types         Loans    Balance    Balance  WAMM     WAC    DSCR
==============================================================================







==============================================================================
                              0             0   0.00%
==============================================================================






                       DISTRIBUTION OF AMORTIZATION TYPE
==============================================================================
  Current Scheduled       # of    Scheduled    % of
      Balances            Loans    Balance    Balance  WAMM     WAC    DSCR
==============================================================================









==============================================================================
==============================================================================

==============================================================================
==============================================================================


                         DISTRIBUTION OF LOAN SEASONING
==============================================================================
                         # of   Scheduled   % of
  Number of Years        Loans   Balance   Balance  WAMM     WAC      DSCR
==============================================================================






==============================================================================
                             0           0   0.00%
==============================================================================



                      DISTRIBUTION OF YEAR LOANS MATURING
==============================================================================
                         # of   Scheduled   % of
        Year             Loans   Balance   Balance  WAMM     WAC      DSCR
==============================================================================
               1998
               1999
               2000
               2001
               2002
               2003
               2004
               2005
               2006
               2007
               2008
          2009 & Longer
==============================================================================
                             0           0   0.00%
==============================================================================


10/06/2000 - 15:06 (MXXX-MXXX)   2000  LaSalle Bank N.A.

ABN AMRO                             STRUCTURED ASSET SECURITIES CORPORATION                 Statement Date:     10/17/2000
LaSalle Bank N.A.                ORIX REAL ESTATE CAPITAL MARKETS, LLC, AS SERVICE           Payment Date:       10/17/2000
                                  COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES              Prior Payment:             N/A
                                               SERIES 2000-C4                                Next Payment:       11/17/2000
                                                                                             Record Date:        09/29/2000

                          ABN AMRO ACCT: XX-XXXX-XX-X

                               Loan Level Detail

===================================================================================================================================
                                                               Operating              Ending                                 Spec.
  Disclosure            Property                              Statement    Maturity  Principal    Note    Scheduled  Mod.    Serv

   Control #    Grp       Type        State   DSCR     NOI       Date       Date      Balance     Rate       P&I     Flag    Flag
===================================================================================================================================








===================================================================================================================================
                                      W/Avg 0.00         0                                0                   0
===================================================================================================================================



* NOI and DSCR, if available and reportable under the terms of the Pooling and Servicing Agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.


-----------------------------------------------------------------------------------------------------------------------------------

(1)   Legend:   A.  P&I Adv -  in Grace Period      1.  P&I Adv -  delinquent 1 month       3.  P&I Adv -  delinquent 3+ months
                B.  P&I Adv -  < one month delinq   2.  P&I Adv -  delinquent 2 months      4.  Mat. Balloon/Assumed  P&I
===================================================================================================================================


===============================================================================================================
         Loan
ASER    Status             Prepayment
               --------------------------------------------
Flag    Code(1)    Amount    Penalty      Date
=================================================








================================================
                       0          0
================================================









------------------------------------------------------------

 5. Prepaid in Full                  7. Foreclosure                     9. REO                11. Modification
 6. Specially  Serviced              8. Bankruptcy                     10. DPO
===============================================================================================================


10/06/2000 - 15:06 (MXXX-MXXX)   2000  LaSalle Bank N.A.

ABN AMRO                              STRUCTURED ASSET SECURITIES CORPORATION                       Statement Date:      10/17/2000
LaSalle Bank N.A.                ORIX REAL ESTATE CAPITAL MARKETS, LLC, AS SERVICER                 Payment Date:        10/17/2000
                                   COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES                    Prior Payment:              N/A
                                                SERIES 2000-C4                                      Next Payment:        11/17/2000
                                                                                                    Record Date:         09/29/2000

                          ABN AMRO ACCT: XX-XXXX-XX-X

                   SPECIALLY SERVICED (PART I) ~ LOAN DETAIL

=====================================  ===============================  =====================================
   Disclosure         Transfer           Balance                             Note           Maturity
   Control #            Date            Scheduled         Actual             Rate             Date
=====================================  ===============================  =====================================



=============================  =============================  ====================================
        Remaining Term             Property                                             NOI
     Life         Amort.             Type          State         NOI        DSCR        Date
=============================  =============================  ====================================



10/06/2000 - 15:06 (MXXX-MXXX)   2000  LaSalle Bank N.A.

ABN AMRO                        STRUCTURED ASSET SECURITIES CORPORATION                   Statement Date:    10/17/2000
LaSalle Bank N.A.          ORIX REAL ESTATE CAPITAL MARKETS, LLC, AS SERVICER             Payment Date:      10/17/2000
                             COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES                Prior Payment:            N/A
                                           SERIES 2000-C4                                 Next Payment:      11/17/2000
                                                                                          Record Date:       09/29/2000

                                ABN AMRO ACCT: XX-XXXX-XX-X


          SPECIALLY SERVICED LOAN DETAIL (PART II) ~ SERVICER COMMENTS

==============================================================================
   Disclosure               Resolution
   Control #                 Strategy                  Comments
==============================================================================








10/06/2000 - 15:06 (MXXX-MXXX)   2000  LaSalle Bank N.A.

ABN AMR                           STRUCTURED ASSET SECURITIES CORPORATION                        Statement Date:         10/17/2000
LaSalle Bank N.A.          ORIX REAL ESTATE CAPITAL MARKETS, LLC, AS SERVICER                    Payment Date:           10/17/2000
                                    COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES                Prior Payment:                 N/A
                                                 SERIES 2000-C4                                  Next Payment:           11/17/2000
                                                                                                 Record Date:            09/29/2000

                              ABN AMRO ACCT: XX-XXXX-XX-X



                              MODIFIED LOAN DETAIL

===============================================================================
 Disclosure       Modification      Modification             Modification
  Control #           Date              Code                 Description
-------------------------------------------------------------------------------





10/06/2000 - 15:06 (MXXX-MXXX)   2000  LaSalle Bank N.A.

ABN AMRO                              STRUCTURED ASSET SECURITIES CORPORATION                Statement Date:             10/17/2000
LaSalle Bank N.A.                ORIX REAL ESTATE CAPITAL MARKETS, LLC, AS SERVICER          Payment Date:               10/17/2000
                                   COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES             Prior Payment:                     N/A
                                            SERIES 2000-C4                                   Next Payment:               11/17/2000
                                                                                             Record Date:                09/29/2000

                          ABN AMRO ACCT: XX-XXXX-XX-X

                              REALIZED LOSS DETAIL

===================================================================================================================================
                                                                        Beginning                                 Gross Proceeds
 Distribution       Disclosure      Appraisal         Appraisal         Scheduled           Gross                     as a % of
    Period          Control #          Date             Value            Balance           Proceeds              Sched Principal
-----------------------------------------------------------------------------------------------------------------------------------






-----------------------------------------------------------------------------------------------------------------------------------
Current Total                                                                                     0.00             0.00
Cumulative                                                                                        0.00             0.00
===================================================================================================================================

====================================================================================
        Aggregate             Net              Net Proceeds
      Liquidation         Liquidation            as a % of      Realized
       Expenses *           Proceeds          Sched. Balance      Loss
------------------------------------------------------------------------------------






----------------------------------------------------------------------------------
           0.00                0.00                                 0.00
           0.00                0.00                                 0.00
====================================================================================


* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc.

10/06/2000 - 15:06 (MXXX-MXXX)   2000  LaSalle Bank N.A.

ABN AMRO                STRUCTURED ASSET SECURITIES CORPORATION                        Statement Date:                 10/17/2000
LaSalle Bank N.A.       ORIX REAL ESTATE CAPITAL MARKETS, LLC, AS SERVICER             Payment Date:                   10/17/2000
                          COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES                Prior Payment:                         N/A
                                       SERIES 2000-C4                                  Next Payment:                   11/17/2000
                                                                                       Record Date:                    09/29/2000

                          ABN AMRO ACCT: XX-XXXX-XX-X


                           APPRAISAL REDUCTION DETAIL

====================================  ====================================== ===================================================
  Disclosure        Appraisal                   Scheduled       Reduction          Note        Maturity        Remaining Term
                                                                                                           --------------------
   Control #        Red. Date                    Balance          Amount           Rate          Date       Life         Amort.
====================================  ====================================== ===================================================


================================  ==============   =================================
     Property                                              Appraisal
                                                ------------------------------------
       Type            State          DSCR                   Value         Date
================================  ==============   =================================



10/06/2000 - 15:06 (MXXX-MXXX)  2000 LaSalle Bank N.A.

                                    EXHIBIT C

                         FORM OF CUSTODIAL CERTIFICATION

To the parties listed on the attached Schedule A

     Re:  LB-UBS Commercial Mortgage Trust 2000-C4
          Commercial Mortgage Pass Through Certificates, Series 2000-C4 (the "Certificates")

Ladies and Gentlemen:

     Pursuant to Section 2.02(b) of the Pooling and Servicing Agreement dated as of September 11, 2000, relating to the above-referenced Certificates (the "Agreement"), LaSalle Bank National Association, in its capacity as trustee (the "Trustee"), hereby certifies as to each Mortgage Loan subject as of the date hereof to the Agreement (except as identified in the exception report attached hereto) that: (i) all documents specified in clauses (i) through (v), (vii) and
(viii) (without regard to the second parenthetical in such clause (viii)) of the definition of "Mortgage File" are in its possession or the possession of a Custodian on its behalf; (ii) the recordation/filing contemplated by Section 2.01(c) of the Agreement has been completed (based solely on receipt by the Trustee of the particular recorded/filed documents); (iii) all documents received by it or any Custodian with respect to such Mortgage Loan have been reviewed by it or by such Custodian on its behalf and (A) appear regular on their face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the Mortgagor), (B) appear to have been executed (where appropriate) and (C) purport to relate to such Mortgage Loan; and (iv) based on the examinations referred to in Section 2.02(a) of the Agreement and in this Certification and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule with respect to the items specified in clauses (v) and (vi)(B) of the definition of "Mortgage Loan Schedule" accurately reflects the information set forth in the Mortgage File.

     Neither the Trustee nor any Custodian is under any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the Mortgage Loans delivered to it to determine that the same are valid, legal, effective, genuine, binding, enforceable, sufficient or appropriate for the represented purpose or that they are other than what they purport to be on their face. Furthermore, neither the Trustee nor any Custodian shall have any responsibility for determining whether the text of any assignment or endorsement is in proper or recordable form, whether the requisite recording of any document is in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. In performing the review contemplated herein, the Trustee or any Custodian may rely on the Depositor as to the purported genuineness of any such document and any signature thereon.

     Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Agreement.

                                       Respectfully,

                                       LASALLE BANK NATIONAL ASSOCIATION,
                                       as Trustee


                                       By:
                                          -----------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------

                                   Schedule A

ORIX Real Estate Capital Markets LLC
1717 Main Street, 14th Floor
Dallas, Texas  75201
Attn:  LB-UBS Commercial Mortgage Trust 2000-C4

Structured Asset Securities Corporation
200 Vesey Street
New York, New York  10285
Attn: LB-UBS Commercial Mortgage Trust 2000-C4

Lehman Brothers Inc.
Three World Financial Center
New York, New York  10285
Attn:  LB-UBS Commercial Mortgage Trust 2000-C4

UBS Warburg LLC
299 Park Avenue
New York, New York  10019
Attn:  LB-UBS Commercial Mortgage Trust 2000-C4

Deutsche Bank Securities Inc.
51 West 52nd Street
New York, New York  10019
Attn:  LB-UBS Commercial Mortgage Trust 2000-C4

                                   EXHIBIT D-1

                   FORM OF MASTER SERVICER REQUEST FOR RELEASE

                                   -----------

LaSalle Bank National Association
135 South LaSalle Street
Chicago, Illinois  60603
Attention:  Asset-Backed Securities Trust Services
            Group-LB-UBS Commercial Mortgage Trust 2000-C4

     Re:    LB-UBS Commercial Mortgage Trust 2000-C4,
            Commercial Mortgage Pass-Through Certificates, Series 2000-C4

     In connection with the administration of the Mortgage Files held by or on behalf of you as Trustee under that certain Pooling and Servicing Agreement dated as of September 11, 2000 (the "Pooling and Servicing Agreement"), by and among Structured Asset Securities Corporation as depositor, the undersigned as master servicer (in such capacity, the "Master Servicer") and special servicer, you as trustee (the "Trustee") and ABN AMRO Bank N.V. as fiscal agent, the undersigned hereby requests a release of the Mortgage File (or the portion thereof specified below) held by or on behalf of you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

                  Property Name:
                                  ----------------------------------------------
                  Address:
                                  ----------------------------------------------
                  Control No.:
                                  ----------------------------------------------

If only particular documents in the Mortgage File are requested, please specify which:

--------------------------------------------------------------------------------

Reason for requesting file (or portion thereof):

         ______    1.   Mortgage Loan paid in full. The undersigned hereby
                        certifies that all amounts received in connection with the Mortgage Loan that are required to be credited to the Custodial Account pursuant to the Pooling and Servicing Agreement, have been or will be so credited.

         ______    2.   Other. (Describe)

    The undersigned acknowledges that the above Mortgage File (or requested portion thereof) will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned to you or your designee within ten (10) days of our receipt thereof, unless the Mortgage Loan has been paid in full, in which case the Mortgage File (or such portion thereof) will be retained by us permanently.

    Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.


                                       ORIX REAL ESTATE CAPITAL MARKETS LLC

                                       By:
                                          -----------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------

                                   EXHIBIT D-2

                  FORM OF SPECIAL SERVICER REQUEST FOR RELEASE

                                   -----------

LaSalle Bank National Association
135 South LaSalle Street
Chicago, Illinois  60603
Attention:  Asset-Backed Securities Trust Services
            Group-LB-UBS Commercial Mortgage Trust 2000-C4

     Re:    LB-UBS Commercial Mortgage Trust 2000-C4,
            Commercial Mortgage Pass-Through Certificates, Series 2000-C4

    In connection with the administration of the Mortgage Files held by or on behalf of you as Trustee under that certain Pooling and Servicing Agreement dated as of September 11, 2000 (the "Pooling and Servicing Agreement"), by and among Structured Asset Securities Corporation as depositor, ORIX Real Estate Capital Markets LLC as master servicer (in such capacity, the "Master Servicer") and special servicer (in such capacity, the "Special Servicer"), you as trustee (the "Trustee") and ABN AMRO Bank N.V. as fiscal agent, the undersigned hereby requests a release of the Mortgage File (or the portion thereof specified below) held by or on behalf of you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

                  Property Name:
                                   --------------------------------------------
                  Address:
                                   --------------------------------------------
                  Control No.:
                                   --------------------------------------------

If only particular documents in the Mortgage File are requested, please specify which:

--------------------------------------------------------------------------------

Reason for requesting file (or portion thereof):

         ______    1.   Mortgage Loan paid in full. The undersigned hereby
                        certifies that all amounts received in connection with the Mortgage Loan that are required to be credited to the Custodial Account pursuant to the Pooling and Servicing Agreement, have been or will be so credited.

         ______    2.   Other. (Describe)

    The undersigned acknowledges that the above Mortgage File (or requested portion thereof) will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned to you or your designee within ten (10) days of our receipt thereof, unless the Mortgage Loan has been paid in full, in which case the Mortgage File (or such portion thereof) will be retained by us permanently.

    Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.


                                       ORIX REAL ESTATE CAPITAL MARKETS LLC

                                       By:
                                          -----------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------

                                    EXHIBIT E

                   CALCULATION OF DEBT SERVICE COVERAGE RATIOS

         With respect to any Mortgaged Property "Debt Service Coverage Ratio" shall mean, for each fiscal year, trailing twelve months or portion thereof representing year to date, without regard to any cross-collateralization feature of the related Mortgage Loan, the ratio of (x) the Net Cash Flow (before payment of any debt service on the related Mortgage Loan) generated by such Mortgaged Property to (y) the product of the amount of the Monthly Payment in effect for such Mortgage Loan as of any date of determination, multiplied by the number of months represented by the financial information (and allocated on a property-by-property basis for assets with multiple properties per loan).

         With respect to any Mortgaged Property, "Net Cash Flow" shall mean for each fiscal year or portion thereof, the related Revenue allocable to such period, less (i) the related Expenses allocable to such period, and (ii) any related Reserves for such period.

         With respect to any Mortgaged Property, "Revenue" shall mean, for each fiscal year or portion thereof, all revenue derived by the related Mortgagor arising from the Mortgaged Property, including, without limitation, rental revenues (whether denominated as basic rent, additional rent, percentage rent, escalation payments, electrical payments or otherwise) and other fees and charges payable pursuant to leases or otherwise in connection with the Mortgaged Property, and rent insurance proceeds; provided that Revenue shall not include
(a) insurance proceeds (other than proceeds of business interruption or other similar insurance allocable to the applicable period) and condemnation awards (other than awards arising from a temporary taking or the use and occupancy of all or part of the applicable Mortgaged Property allocable to the applicable period), or interest accrued on such proceeds or awards, (b) proceeds of any financing, (c) proceeds of any sale, exchange or transfer of the Mortgaged Property or any part thereof or interest therein, (d) capital contributions or loans to the Mortgagor or an Affiliate of the Mortgagor, (e) any item of income otherwise includible in Revenue but paid directly by any tenant to a Person other than the Mortgagor except for real estate taxes paid directly to any taxing authority by any tenant, (f) any other extraordinary, non-recurring revenues, (g) rent paid by or on behalf of any lessee under a space lease which is the subject of any proceeding or action relating to its bankruptcy, reorganization or other arrangement pursuant to federal bankruptcy law or any similar federal or state law or which has been adjudicated a bankrupt or insolvent, unless such space lease has been affirmed by the trustee in such proceeding or action, or (h) rent paid by or on behalf of any lessee under a space lease the demised premises of which are not occupied either by such lessee or by a sublessee thereof.

         With respect to any Mortgaged Property, "Expenses" shall mean, for each fiscal year or portion thereof, all expenses directly attributable to the operation, repair and/or maintenance of the Mortgaged Property, including, without limitation, tenant improvement costs, leasing commissions, impositions, insurance premiums, real estate taxes, management fees, advertising, payments to third party suppliers, and costs attributable to the operation, repair and maintenance of the systems for heating, ventilating and air conditioning, and actually paid for by the Mortgagor; provided that (a) Expenses shall on an actual basis include capital items and Reserves but are normalized on an annual basis in accordance with CMSA standard and (b) Expenses shall not include interest, principal and premium, if any, due under the Mortgage Note or otherwise in connection with any other secured indebtedness, income taxes or any non-cash charge or expense such as depreciation.

         Revenues and Expenses shall be calculated based on financial statements, Mortgagor tax returns and/or rent rolls, in each case to the extent appropriate and consistent with the Servicing Standard and the CMSA investor reporting package.

         With respect to any Mortgaged Property, "Reserves" shall mean, for each fiscal year, trailing 12 months or portion thereof representing year to date information, all replacement reserves and/or reserves for tenant improvements and leasing commissions escrowed during such period.

                                   EXHIBIT F-1

                         FORM OF TRANSFEROR CERTIFICATE

             FOR TRANSFERS OF DEFINITIVE NON-REGISTERED CERTIFICATES


                                            ___________, 20__


LaSalle Bank National Association
135 South LaSalle Street
Chicago, Illinois  60603
Attention:        Asset-Backed Securities Trust Services
                  Group-LB-UBS Commercial Mortgage Trust 2000-C4

         Re: LB-UBS Commercial Mortgage Trust 2000-C4, Commercial Mortgage Pass-Through Certificates, Series 2000-C4, Class __, [having an initial aggregate [Certificate Principal Balance] [Certificate Notional Amount] as of September 28, 2000 (the "Closing Date") of $__________] [representing a ___% Percentage Interest in the related Class]

Ladies and Gentlemen:

         This letter is delivered to you in connection with the transfer by ___________________ (the "Transferor") to _____________________________________
(the "Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 11, 2000, among Structured Asset Securities Corporation as Depositor, ORIX Real Estate Capital Markets LLC as Master Servicer and Special Servicer, LaSalle Bank National Association as Trustee and ABN AMRO Bank N.V. as Fiscal Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

              1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

              2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "Securities Act"), would render the disposition of the Transferred Certificates a violation of
         Section 5 of the Securities Act or any
         state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the Securities Act or any state securities laws.

                                       Very truly yours,

                                       ------------------------------------
                                       (Transferor)


                                       By:
                                           --------------------------------
                                           Name:
                                                ---------------------------
                                           Title:
                                                 --------------------------

                                  EXHIBIT F-2A

                        FORM I OF TRANSFEREE CERTIFICATE

             FOR TRANSFERS OF DEFINITIVE NON-REGISTERED CERTIFICATES

                                                    _____________, 20__

LaSalle Bank National Association
135 South LaSalle Street
Chicago, Illinois  60603
Attention:        Asset-Backed Securities Trust Services
                  Group-LB-UBS Commercial Mortgage Trust 2000-C4

         Re: LB-UBS Commercial Mortgage Trust 2000-C4, Commercial Mortgage Pass-Through Certificates, Series 2000-C4, Class __, [having an initial aggregate Certificate Principal Balance [Certificate Notional Amount] as of September 28, 2000 (the "Closing Date") of $__________] [representing a ___% Percentage Interest in the related Class]

Ladies and Gentlemen:

         This letter is delivered to you in connection with the transfer by ___________________ (the "Transferor") to _____________________________________
(the "Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 11, 2000, among Structured Asset Securities Corporation as Depositor, ORIX Real Estate Capital Markets LLC as Master Servicer and Special Servicer, LaSalle Bank National Association, as Trustee and ABN AMRO Bank N.V. as Fiscal Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, that:

              1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer. The Transferee understands that such Transferred Certificates may be resold, pledged or transferred only in accordance with Section 5.02 of the Pooling and Servicing Agreement and (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) to an "accredited investor" with the meaning of paragraph (1), (2), (3) or (7) of Rule 501(a) under the Securities Act (or an entity in which all the equity owners come within such paragraphs) pursuant to another exemption from registration under the Securities Act.

              2. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans, (d) the Pooling and Servicing Agreement and the Trust Fund created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and
         (f) all related matters, that it has requested.

              3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                       Very truly yours,

                                       ------------------------------------
                                       (Transferor)


                                       By:
                                           --------------------------------
                                           Name:
                                                ---------------------------
                                           Title:
                                                 --------------------------

                             Nominee Acknowledgment

         The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.



                                       ------------------------------------
                                       (Nominee)


                                       By:
                                           --------------------------------
                                           Name:
                                                ---------------------------
                                           Title:
                                                 --------------------------

                                                         ANNEX 1 TO EXHIBIT F-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

         The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Certificate Registrar], as Certificate Registrar, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

         1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

         2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) [the Transferee] [each of the Transferee's equity owners] owned and/or invested on a discretionary basis $______________________(1) in securities (other than the excluded securities referred to below) as of the end of such entity's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

         ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

         ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

         ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16

--------------
(1) Transferee or each of its equity owners must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee or any such equity owner, as the case may be, is a dealer, and, in that case, Transferee or such equity owner, as the case may be, must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                      A-1-1
                  months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

         ___ Broker-dealer. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

         ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

         ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

         ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

         ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

         ___ QIB Subsidiary. All of the Transferee's equity owners are "qualified institutional buyers" within the meaning of Rule 144A.

         ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

         3. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by any Person, the Transferee did not include (i) securities of issuers that are affiliated with such Person, (ii) securities that are part of an unsold allotment to or subscription by such Person, if such Person is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by any Person, the Transferee used the cost of such securities to such Person, unless such Person reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of such Person, but only if such subsidiaries are consolidated with such Person in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under such Person's direction. However, such securities were not included if such Person is a majority-owned, consolidated

                                      A-1-2
subsidiary of another enterprise and such Person is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

         5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

                  ----     -----
                  Yes        No       Will the Transferee be purchasing
                                      the Transferred Certificates only
                                      for the Transferee's own account?

         6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

         7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

         Capitalized terms used but not defined herein have the meanings ascribed thereto in the Pooling and Servicing Agreement pursuant to which the Transferred Certificates were issued.


                                       ------------------------------------
                                       Print Name of Transferee


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------
                                          Date:
                                               ----------------------------

                                      A-1-3

                                                         ANNEX 2 TO EXHIBIT F-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

         The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Certificate Registrar], as Certificate Registrar, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

         1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

         2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

         ____ The Transferee owned and/or invested on a discretionary basis $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary

                                      A-2-1
basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

         5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

                  ----     -----
                  Yes        No        Will the Transferee be purchasing
                                       the Transferred Certificates only
                                       for the Transferee's own account?

         6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

         7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

         8. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Pooling and Servicing Agreement pursuant to which the Transferred Certificates were issued.

                                       ------------------------------------
                                       Print Name of Transferee or Adviser


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------

                                       IF AN ADVISER:

                                       ------------------------------------
                                       Print of Transferee

                                       Date:
                                            -------------------------------

                                      A-2-2

                                  EXHIBIT F-2B

                        FORM II OF TRANSFEREE CERTIFICATE

             FOR TRANSFERS OF DEFINITIVE NON-REGISTERED CERTIFICATES

                                                        _____________, 20__


LaSalle Bank National Association
135 South LaSalle Street
Chicago, Illinois  60603
Attention:        Asset-Backed Securities Trust Services
                  Group-LB-UBS Commercial Mortgage Trust 2000-C4

         Re: LB-UBS Commercial Mortgage Trust 2000-C4, Commercial Mortgage Pass-Through Certificates, Series 2000-C4, Class __, [having an initial aggregate [Certificate Principal Balance] [Certificate Notional Amount] as of September 28, 2000 (the "Closing Date") of $__________] [representing a ___% Percentage Interest in the related Class]

Ladies and Gentlemen:

         This letter is delivered to you in connection with the transfer by ___________________ (the "Transferor") to _____________________________________
(the "Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 11, 2000, among Structured Asset Securities Corporation as Depositor, ORIX Real Estate Capital Markets LLC as Master Servicer and Special Servicer, LaSalle Bank National Association as Trustee and ABN AMRO Bank N.V. as Fiscal Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, that:

         1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws.

         2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred Certificates and (c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless it is (i) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (ii) sold or transferred in a transaction which is exempt from such registration and qualification and the Certificate Registrar has received (A) a certificate from the prospective transferor substantially in the form attached as Exhibit F-1 to the Pooling and Servicing Agreement and a certificate from the prospective transferee substantially in the form attached either as Exhibit F-2A or Exhibit F-2B to the Pooling and Servicing Agreement, or (B) an Opinion of Counsel satisfactory to the Certificate Registrar that the transfer may be made without registration under the Securities Act, together with the written certification(s) as to the facts surrounding the transfer from the prospective transferor and/or prospective transferee upon which such Opinion of Counsel is based.

         3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 5.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

         THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE TO
         (A) ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         3. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the Securities Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

         4. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) nature, performance and servicing of the Mortgage Loans, (d) the Pooling and Servicing Agreement and the Trust Fund created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

         5. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501(a) under the Securities Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

         4. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                       Very truly yours,

                                       ------------------------------------
                                       (Transferee)


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------
                                          Date:
                                               ----------------------------

                             Nominee Acknowledgment

         The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                    ----------------------------------
                                    (Nominee)


                                    By:
                                       -------------------------------
                                    Name:
                                         -----------------------------
                                    Title:
                                          ----------------------------

                                  EXHIBIT F-2C

                        FORM I OF TRANSFEREE CERTIFICATE

                          FOR TRANSFERS OF INTERESTS IN

                     BOOK-ENTRY NON-REGISTERED CERTIFICATES

                                                         ____________, 20__


[TRANSFEROR]

         Re: LB-UBS Commercial Mortgage Trust 2000-C4, Commercial Mortgage Pass-Through Certificates, Series 2000-C4, Class __, [having an initial aggregate [Certificate Principal Balance] [Certificate Notional Amount] as of September 28, 2000 (the "Closing Date") of $__________] [representing a ___% Percentage Interest in the related Class]

Ladies and Gentlemen:

         This letter is delivered to you in connection with the transfer by ___________________ (the "Transferor") to _____________________________________
(the "Transferee") through our respective Depository Participants of the Transferor's beneficial ownership interest (currently maintained on the books and records of The Depository Trust Company (`DTC") and the Depository Participants) in the captioned Certificates (the "Transferred Certificates"), which were issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 11, 2000, among Structured Asset Securities Corporation as Depositor, ORIX Real Estate Capital Markets LLC as Master Servicer and Special Servicer, LaSalle Bank National Association as Trustee and ABN AMRO Bank N.V. as Fiscal Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants and agrees with you, and for the benefit of the Depositor, that:

         1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act") and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it of the Transferor's interest in the Transferred Certificates is being made in reliance on Rule 144A. The Transferee is acquiring such interest in the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer.

         2. The Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) none of the Depositor, the Trustee or the Certificate Registrar is obligated so to register or qualify the Transferred Certificates and (c) no interest in the Transferred Certificates may be resold or transferred unless (i) such Certificates are registered pursuant to the Securities Act and registered or qualified pursuant any applicable state securities laws, or (ii) such interest is sold or transferred in a transaction which is exempt from such registration and qualification and the Certificate Owner desiring to effect such transfer has received (A) a certificate from such Certificate Owner's prospective transferee substantially in the form attached either as Exhibit F-2C or as Exhibit F-2D to the Pooling and Servicing

Agreement or (B) an opinion of counsel to the effect that such transfer may be made without registration under the Securities Act.

         3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates or any interest therein except in compliance with the provisions of Section 5.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear the following legends:

         THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE TO
         (A) ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans, (d) the Pooling and Servicing Agreement and the Trust Fund created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

                                       Very truly yours,

                                       ------------------------------------
                                       (Transferee)


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------

                                                         ANNEX 1 TO EXHIBIT F-2C

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [for Transferees other than Registered Investment Companies]

         The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and for the benefit of Structured Asset Securities Corporation with respect to the mortgage pass-through certificates being transferred in book-entry form (the "Transferred Certificates") as described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

         1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

         2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) [the Transferee] [each of the Transferee's equity owners] owned and/or invested on a discretionary basis $______________________(2) in securities (other than the excluded securities referred to below) as of the end of such entity's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

         ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

         ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

         ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b)

--------------
(2) Transferee or each of its equity owners must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee or any such equity owner, as the case may be, is a dealer, and, in that case, Transferee or such equity owner, as the case may be, must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                      A-1-1
                  has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

         ___ Broker-dealer. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

         ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

         ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

         ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

         ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940, as amended.

         ___ QIB Subsidiary. All of the Transferee's equity owners are "qualified institutional buyers" within the meaning of Rule 144A.

         ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

         3. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by any Person, the Transferee did not include (i) securities of issuers that are affiliated with such Person, (ii) securities that are part of an unsold allotment to or subscription by such Person, if such Person is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by any Person, the Transferee used the cost of such securities to such Person, unless such Person reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of such Person, but only if such subsidiaries are consolidated with such Person in its financial statements prepared in accordance with generally accepted

                                     A-1-2
accounting principles and if the investments of such subsidiaries are managed under such Person's direction. However, such securities were not included if such Person is a majority-owned, consolidated subsidiary of another enterprise and such Person is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

         5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

                  ----     -----
                  Yes        No       Will the Transferee be purchasing
                                      the Transferred Certificates only
                                      for the Transferee's own account?

         6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

         7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

         8. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Pooling and Servicing Agreement pursuant to which the Transferred Certificates were issued.


                                       ----------------------------------------
                                       Print Name of Transferee


                                       By:
                                          -------------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------
                                          Date:
                                               --------------------------------

                                      A-1-3

                                                         ANNEX 2 TO EXHIBIT F-2C

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [for Transferees that are Registered Investment Companies]

         The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and for the benefit of Structured Asset Securities Corporation with respect to the mortgage pass-through certificates being transferred in book-entry form (the "Transferred Certificates") as described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

         1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

         2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

         ____ The Transferee owned and/or invested on a discretionary basis $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         4. The terms "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For

                                      A-2-1
purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

         5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

          ____     ____   Will the Transferee be purchasing the Transferred
          Yes      No     Certificates only for the Transferee's own account?

         6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

         7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                      A-2-2

         8. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Pooling and Servicing Agreement pursuant to which the Transferred Certificates were issued.


                                     ------------------------------------
                                     Print Name of Transferee or Adviser


                                     By:
                                        ---------------------------------
                                        Name:
                                             ----------------------------
                                        Title:
                                              ---------------------------

                                     IF AN ADVISER:

                                     ------------------------------------
                                     Print Name of Transferee

                                     Date:
                                          -------------------------------

                                      A-2-3

                                  EXHIBIT F-2D

                        FORM II OF TRANSFEREE CERTIFICATE

      FOR TRANSFERS OF INTERESTS IN BOOK-ENTRY NON-REGISTERED CERTIFICATES


                                                         ____________, 20__


[TRANSFEROR]

         Re: LB-UBS Commercial Mortgage Trust 2000-C4, Commercial Mortgage Pass-Through Certificates, Series 2000-C4, Class __, [having an initial aggregate [Certificate Principal Balance] [Certificate Notional Amount] as of September 28, 2000 (the "Closing Date") of $__________] [representing a ___% Percentage Interest in the related Class]

Ladies and Gentlemen:

         This letter is delivered to you in connection with the transfer by ___________________ (the "Transferor") to _____________________________________
(the "Transferee") through our respective Depository Participants of the Transferor's beneficial ownership interest (currently maintained on the books and records of The Depository Trust Company ("DTC") and the Depository Participants) in the captioned Certificates (the "Transferred Certificates"), which were issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 11, 2000, among Structured Asset Securities Corporation as Depositor, ORIX Real Estate Capital Markets LLC as Master Servicer and Special Servicer, LaSalle Bank National Association as Trustee and ABN AMRO Bank N.V. as Fiscal Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you and agrees with you, and for the benefit of the Depositor, that:

         1. The Transferee is acquiring the Transferor's beneficial ownership interest in the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws.

         2. The Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) none of the Depositor, the Trustee or the Certificate Registrar is obligated so to register or qualify the Transferred Certificates, and (c) no interest in the Transferred Certificates may be resold or transferred unless (i) such Certificates are registered pursuant to the Securities Act and registered or qualified pursuant any applicable state securities laws, or (ii) such interest is sold or transferred in a transaction which is exempt from such registration and qualification and the Certificate Owner desiring to effect such transfer has received (A) a certificate from such Certificate Owner's prospective transferee substantially in the form attached either as Exhibit F-2C or as Exhibit F-2D to the Pooling and Servicing Agreement or (B) an opinion of counsel to the effect that such transfer may be made without registration under the Securities Act.

         3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates or any interest therein except in compliance with the provisions of Section 5.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear the following legends:

         THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE TO
         (A) ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the Securities Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

         5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans, (d) the Pooling and Servicing Agreement and the Trust Fund created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

         6. The Transferee is an "accredited investor" as defined in any of paragraphs (1), (2), (3) and (7) of Rule 501(a) under the Securities Act or an entity in which all of the equity owners come within such paragraphs. The Transferee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such investment and can afford a complete loss of such investment.

                                       Very truly yours,


                                       ------------------------------------
                                       (Transferee)


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------

                                  EXHIBIT F-2E


                      FORM OF REGULATION S CERTIFICATE FOR
          ACQUISITIONS OF INTERESTS IN REGULATION S GLOBAL CERTIFICATES

                                                  [Date]

[TRANSFEROR]

    Re: LB-UBS Commercial Mortgage Trust 2000-C4, Commercial Mortgage Pass-Through Certificates, Series 2000-C4, Class __.

Ladies and Gentlemen:

         This letter is delivered to you in connection with the Transfer by _________________ (the "Transferor") to _____________________ (the "Transferee")
through our respective Depository Participants of the Transferor's beneficial ownership interest currently maintained on the books and records of The Depository Trust Company ("DTC") and the Depository Participant in Class __ Certificates having an initial [Certificate Principal Balance] [Certificate Notional Amount] of $___________ (the "Transferred Certificates"). The Certificates, including the Transferred Certificates, were issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 11, 2000, among Structured Asset Securities Corporation as Depositor, ORIX Real Estate Capital Markets LLC as Master Servicer and Special Servicer, LaSalle Bank National Association as Trustee and ABN AMRO Bank N.V. as Fiscal Agent. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to and agrees with you, and for the benefit of the Depositor, that the Transferee is not a United States Securities Person.

         For purposes of this certification, "United States Securities Person" means (i) any natural person resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States;
(iii) any estate of which any executor or administrator is a United States Securities Person, other than any estate of which any professional fiduciary acting as executor or administrator is a United States Securities Person if an executor or administrator of the estate who is not a United States Securities Person has sole or shared investment discretion with respect to the assets of the estate and the estate is governed by foreign law, (iv) any trust of which any trustee is a United States Securities Person, other than a trust of which any professional fiduciary acting as trustee is a United States Securities Person if a trustee who is not a United States Securities Person has sole or shared investment discretion with respect to the trust assets and no beneficiary of the trust (and no settlor if the trust is revocable) is a United States Securities Person, (v) any agency or branch of a foreign entity located in the United States, unless the agency or branch operates for valid business reasons and is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located, (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a United States Securities Person, (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States, other than one held for the benefit or account of a non-United States Securities Person by a dealer or other professional fiduciary organized, incorporated or (if an individual) resident in the United States, (viii) any partnership or corporation if (a) organized or incorporated under the laws of any foreign jurisdiction and (b) formed by a United States Securities Person principally for the purpose of investing in securities not registered under the Securities Act (as defined below), unless it is organized or incorporated, and owned, by "accredited investors" (as defined in Rule 501(a)) under the United States Securities Act of 1933, as amended (the "Securities Act"), who are not natural persons, estates or trusts; provided, however, that the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations and their agencies, affiliates and pension plans, any other similar international organization, their agencies, affiliates and pension plans shall not constitute United States Securities Persons.

         We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.



Dated:  __________, 20__


                                       By:
                                          --------------------------------------
                                          As, or as agent for, the beneficial
                                          owner(s) of the Certificates to which
                                          this certificate relates.

                                   EXHIBIT G-1

                        FORM I OF TRANSFEREE CERTIFICATE

        IN CONNECTION WITH ERISA (DEFINITIVE NON-REGISTERED CERTIFICATES)


                                                           _____________, 20__


LaSalle Bank National Association
135 South LaSalle Street
Chicago, Illinois  60603
Attention:        Asset-Backed Securities Trust Services
                  Group-LB-UBS Commercial Mortgage Trust 2000-C4

         Re: LB-UBS Commercial Mortgage Trust 2000-C4, Commercial Mortgage Pass-Through Certificates, Series 2000-C4 (the "Certificates")

Ladies and Gentlemen:

         This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the "Transferee") of
Class ______ Certificates [having an initial aggregate Certificate Principal Balance as of September 28, 2000 (the "Closing Date") of $__________] [evidencing a ____% Percentage Interest in the related Class] (the "Transferred Certificates"). The Certificates, including the Transferred Certificates, were issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 11, 2000, among Structured Asset Securities Corporation as depositor, ORIX Real Estate Capital Markets LLC as master servicer and Special servicer, LaSalle Bank National Association as trustee and ABN AMRO Bank N.V. as fiscal agent. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you as Certificate Registrar, as follows (check the applicable paragraph):

___ The Transferee (A) is not an employee benefit plan or other retirement arrangement, including an individual retirement account or annuity, a Keogh plan or a collective investment fund or separate account in which such plans, accounts or arrangements are invested, including, without limitation, an insurance company general account, that is subject to ERISA or the Code (each, a "Plan"), and (B) is not directly or indirectly purchasing the Transferred Certificates on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or

___ The Transferee is using funds from an insurance company general account to acquire the Transferred Certificates, however, the purchase and holding of such Certificates by such Person is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption 95-60.

___ The Transferred Certificates are not Subordinate Certificates and are being acquired by or on behalf of a Plan in reliance on Prohibited Transaction Exemption 91-17, Prohibited Transaction Exemption 91-21 or Prohibited Transaction Exemption 97-34, and such Plan (X) is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act, (Y) is not sponsored (within the meaning of Section 3(16)(B) of ERISA) by the Trustee, the Depositor, any of the

          Mortgage Loan, any Exemption Favored Party Seller, the Master Servicer, the Special Servicer, any Sub-Servicer or any Mortgagor with respect to Mortgage Loans constituting more than 5% of the aggregate unamortized principal balance of all the Mortgage Loans determined on the date of the initial issuance of the Certificates, or by any Affiliate of such Person and (Z) agrees that it will obtain from each of its Transferees that are Plans, a written representation that such Transferee, if a Plan, satisfies the requirements of the immediately preceding clauses (X) and (Y), together with a written agreement that such Transferee will obtain from each of its Transferees that are Plans a similar written representation regarding satisfaction of the requirements of the immediately preceding clauses (X) and (Y).

                                       Very truly yours,

                                       ------------------------------------
                                       (Transferee)


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------

                                   EXHIBIT G-2

                        FORM II OF TRANSFEREE CERTIFICATE

                            IN CONNECTION WITH ERISA

                    (BOOK-ENTRY NON-REGISTERED CERTIFICATES)

                                                              [Date]

[TRANSFEROR]

    Re: LB-UBS Commercial Mortgage Trust 2000-C4, Commercial Mortgage Pass-Through Certificates, Series 2000-C4, (the "Certificates")

Ladies and Gentlemen:

         This letter is delivered to you in connection with the transfer by ______________________ (the "Transferor") to _________________ (the
"Transferee") through our respective Depository Participants of the Transferor's beneficial ownership interest (currently maintained on the books and records of The Depository Trust Corporation ("DTC") and the Depository Participants) in Class ___ Certificates [having an initial aggregate Certificate Principal Balance as of September 28, 2000 (the "Closing Date") of $__________] [evidencing a ____% Percentage Interest in the related Class] (the "Transferred Certificates"). The Certificates, including the Transferred Certificates, were issued pursuant to the Pooling and Servicing Agreement, dated as of September 11, 2000 (the "Pooling and Servicing Agreement"), among Structured Asset Securities Corporation, as depositor, ORIX Real Estate Capital Markets LLC as master servicer and special servicer, LaSalle Bank National Association as trustee and ABN AMRO Bank N.V. as fiscal agent. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you as follows (check the applicable paragraph):

___ The Transferee (A) is not an employee benefit plan or other retirement arrangement, including an individual retirement account or annuity, a Keogh plan or a collective investment fund or separate account in which such plans, accounts or arrangements are invested, including, without limitation, an insurance company general account, that is subject to ERISA or the Code (each, a "Plan"), and (B) is not directly or indirectly purchasing an interest in the Transferred Certificates on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan;

___ The Transferee is using funds from an insurance company general account to acquire an interest in the Transferred Certificates, however, the purchase and holding of such interest by such Person is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption 95-60.

___ The Transferred Certificates are not Subordinate Certificates and an interest in such Certificates is being acquired by or on behalf of a Plan in reliance on Prohibited Transaction Exemption 91-17, Prohibited Transaction Exemption 91-21 or Prohibited Transaction Exemption 97-34, and such Plan (X) is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act, (Y) is not sponsored (within the meaning of Section 3(16)(B) of ERISA) by the Trustee, the Depositor, any of the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, any Sub-Servicer, any Exemption-Favored Party or any Mortgagor with respect to Mortgage Loans constituting more than 5% of the aggregate unamortized principal balance of all the Mortgage Loans determined on the date of the initial issuance of the Certificates, or by any Affiliate of such Person and (Z) agrees that it will obtain from each of its Transferees that are Plans, a written representation that such Transferee, if a Plan, satisfies the requirements of the immediately preceding clauses (X) and (Y), together with a written agreement that such Transferee will obtain from each of its Transferees that are Plans a similar written representation regarding satisfaction of the requirements of the immediately preceding clauses (X) and (Y).

                                       Very truly yours,

                                       ------------------------------------
                                       (Transferee)


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------

                                   EXHIBIT H-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

                    REGARDING RESIDUAL INTEREST CERTIFICATES


TRANSFER AFFIDAVIT PURSUANT TO
SECTIONS 860D(a)(6)(A) AND 860E(e)(4) OF
THE INTERNAL REVENUE CODE OF 1986, AS AMENDED


    Re: LB-UBS Commercial Mortgage Trust 2000-C4, Commercial Mortgage Pass-Through Certificates, Series 2000-C4 (the "Certificates") issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 11, 2000, among Structured Asset Securities Corporation as Depositor, ORIX Real Estate Capital Markets LLC as Master Servicer and Special Servicer, LaSalle Bank National Association as Trustee and ABN AMRO Bank N.V. as Fiscal Agent

STATE OF __________        )
                           )       ss.: ____________________
COUNTY OF __________       )

         I, _______________, under penalties of perjury, declare that, to the best of my knowledge and belief, the following representations are true, correct and complete, and being first sworn, depose and say that:

         1. I am a ___________ of ___________________ (the "Purchaser"), on
behalf of which I have the authority to make this affidavit.

         2. The Purchaser is acquiring [Class R-I] [Class R-II] [Class R-III] Certificates representing the residual interest in the real estate mortgage investment conduit ("REMIC") designated as ["REMIC I"]["REMIC II"] ["REMIC III"] relating to the Certificates for which an election is to be made under Section 860D of the Internal Revenue Code of 1986 (the "Code").

         3. The Purchaser is not a "Disqualified Organization" (as defined below), and that the Purchaser is not acquiring the [Class R-I] [Class R-II][Class R-III] Certificates for the account of, or as agent or nominee of, or with a view to the transfer of direct or indirect record or beneficial ownership thereof, to a Disqualified Organization. For the purposes hereof, a Disqualified Organization is any of the following: (i) the United States, (ii) any state or political subdivision thereof, (iii) any foreign government, (iv) any international organization, (v) any agency or instrumentality of any of the foregoing, (vi) any tax-exempt organization (other than a cooperative described in section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by section 511 of the Code, (vii) any organization described in section 1381(a)(2)(C) of the Code, or (viii) any other entity designated as a "disqualified organization" by relevant legislation amending the REMIC Provisions and in effect at or proposed to be effective as of the time of determination. In addition, a corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all of its activities are subject to tax (except for the Federal Home Loan Mortgage Corporation) and a majority of its board of directors is not selected by such governmental unit. The terms "United States" and "international organization" shall have the meanings set forth in Section 7701 of the Code.

         4. The Purchaser acknowledges that Section 860E(e) of the Code would impose a substantial tax on the transferor or, in certain circumstances, on an agent for the transferee, with respect to any transfer of any interest in any [Class R-I][Class R-II][Class R-III] Certificates to a Disqualified Organization.

         5. [check the statement that applies]

         o The Purchaser is a "United States person" as defined in Section 7701(a) of the Code and the regulations promulgated thereunder (the Purchaser's U.S. taxpayer identification number is __________). The Purchaser is not classified as a partnership under the Code (or, if so classified, all of its beneficial owners are United States
persons).............................................................|_|

         o The Purchaser is not a United States person. However, the Purchaser:

         (a) conducts a trade or business within the United States and, for purposes of Treasury Regulation Section 1.860G-3(a)(3), is subject to tax under Section 882 of the Code;

         (b) understands that, for purposes of Treasury Regulation Section 1.860E-1(c)(4)(ii), as a holder of a Class R-I, Class R-II or Class R-III Certificate for United States federal income tax purposes, it may incur tax liabilities in excess of any cash flows generated by such Class R-I, Class R-II or Class R-III Certificate;

         (c) intends to pay the taxes associated with holding a Class R-I, Class R-II or Class R-III Certificate; and

         (d) is not classified as a partnership under the Code (or, if so classified, all of its beneficial owners either satisfy clauses
              (a), (b) and (c) of this sentence or are United States persons).
              ........................................................|_|

         6. No purpose of the acquisition of the [Class R-I] [Class R-II][Class R-III] Certificates is to impede the assessment or collection of tax.

         7. The Purchaser historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the Purchaser intends to pay taxes associated with holding the [Class R-I][Class R-II][Class R-III] Certificates as they become due.

         8. The Purchaser understands that it may incur tax liabilities with respect to the [Class R-I][Class R-II][Class R-III] Certificates in excess of any cash flows generated by such Certificates.

         9. The Purchaser will not transfer the [Class R-I][Class R-II][Class R-III] Certificates to any person or entity as to which the Purchaser has not received an affidavit substantially in the form of this affidavit or to any person or entity as to which the Purchaser has actual knowledge that the requirements set forth in paragraphs 3, 5 or 7 hereof are not satisfied, or to any person or entity with respect to which the Purchaser has not (at the time of such transfer) satisfied the requirements under the Code to conduct a reasonable investigation of the financial condition of such person or entity (or its current beneficial owners if such person or entity is classified as a partnership under the Code).

         10. The Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the prohibition against transferring the [Class R-I][Class R-II][Class R-III] Certificates to a Disqualified Organization, an agent thereof or a person that does not satisfy the requirements of paragraphs 5 and 7.

         11. The Purchaser consents to the designation of the Trustee as the agent of the Tax Matters Person of [REMIC I][REMIC II][REMIC III] pursuant to
Section 10.01(d) of the Pooling and Servicing Agreement.

         Capitalized terms used but not defined herein have the meanings assigned thereto in the Pooling and Servicing Agreement.

         IN WITNESS WHEREOF, the Purchaser has caused this instrument to be duly executed on its behalf by its duly authorized officer this ___ day of ____________, ____.


                                       By:
                                          ----------------------------------
                                          Name:
                                          Title:


         Personally appeared before me _________________________, known or proved to me to be the same person who executed the foregoing instrument and to be a __________________ of the Purchaser, and acknowledged to me that he/she executed the same as his/her free act and deed and as the free act and deed of the Purchaser.

         Subscribed and sworn before me this ____ day of ________, ____.


         -------------------------------------------
         Notary Public

                                   EXHIBIT H-2

                         FORM OF TRANSFEROR CERTIFICATE

                    REGARDING RESIDUAL INTEREST CERTIFICATES


                                                              [Date]


LaSalle Bank National Association
135 South LaSalle Street
Chicago, Illinois  60603
Attention:        Asset-Backed Securities Trust Services
                  Group-LB-UBS Commercial Mortgage Trust 2000-C4

         Re: LB-UBS Commercial Mortgage Trust 2000-C4, Commercial Mortgage Pass-Through Certificates, Series 2000-C4 (the "Certificates")

Ladies and Gentlemen:

         This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the "Transferee") of
[Class R-I] [Class R-II] [Class R-III] Certificates evidencing a ____% Percentage Interest in such Class (the "Residual Interest Certificates"). The Certificates, including the Residual Interest Certificates, were issued pursuant to the Pooling and Servicing Agreement, dated as of September 11, 2000 (the "Pooling and Servicing Agreement"), among Structured Asset Securities Corporation, as depositor, ORIX Real Estate Capital Markets LLC as master servicer and special servicer, LaSalle Bank National Association as trustee and ABN AMRO Bank N.V. as fiscal agent. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

         1. No purpose of the Transferor relating to the transfer of the Residual Interest Certificates by the Transferor to the Transferee is or will be to impede the assessment or collection of any tax.

         2. The Transferor understands that the Transferee has delivered to you a Transfer Affidavit and Agreement in the form attached to the Pooling and Servicing Agreement as Exhibit H-1. The Transferor does not know or believe that any representation contained therein is false.

         3. The Transferor has at the time of this transfer conducted a reasonable investigation of the financial condition of the Transferee (or the beneficial owners of the Transferee if it is classified as a partnership under the Code) as contemplated by Treasury regulation Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Transferor has determined that the Transferee has historically paid its debts as they became due and has found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due in the future. The Transferor understands that the transfer of the Residual Interest Certificates may not be respected for United States income tax purposes (and the Transferor may continue to be liable for United States income taxes associated therewith) unless the Transferor has conducted such an investigation.

                                       Very truly yours,

                                       ------------------------------------
                                       (Transferee)


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------

                                   EXHIBIT I-1

                        FORM OF NOTICE AND ACKNOWLEDGMENT


                                                              [Date]


Moody's Investors Service, Inc.
99 Church Street, 4th Floor
New York, New York  10007
Attention:  Commercial Mortgage Surveillance

Standard & Poor's Ratings Services,
a division of The McGraw-Hill Companies, Inc.,
55 Water Street, 10th Floor
New York, New York  10041
Attention:  CMBS Surveillance Manager

Ladies and Gentlemen:

         This notice is being delivered pursuant to Section 6.09 of the Pooling and Servicing Agreement, dated as of September 11, 2000 and relating to LB-UBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2000-C4 (the "Agreement"). Capitalized terms used but not otherwise defined herein shall have respective meanings assigned to them in the Agreement.

         Notice is hereby given that the Holders of Certificates evidencing a majority of the Voting Rights allocated to the Controlling Class have designated ________________ to serve as the Special Servicer under the Agreement.

         The designation of __________________ as Special Servicer will become final if certain conditions are met and you deliver to _________________, the trustee under the Agreement (the "Trustee"), written confirmation that if the person designated to become the Special Servicer were to serve as such, such event would not result in the qualification, downgrade or withdrawal of the rating or ratings assigned by you to one or more Classes of the Certificates. Accordingly, such confirmation is hereby requested as soon as possible.

         Please acknowledge receipt of this notice by signing the enclosed copy of this notice where indicated below and returning it to the Trustee, in the enclosed stamped self-addressed envelope.

                                       Very truly yours,

                                       LASALLE BANK NATIONAL ASSOCIATION,
                                       as Trustee


                                       By:
                                          ----------------------------------
                                          Name:
                                          Title:



Receipt acknowledged:


MOODY'S INVESTORS SERVICE, INC.


By:
   ----------------------------------
   Name:
   Title:
   Date:


STANDARD & POOR'S RATINGS SERVICES, A DIVISION OF THE MCGRAW-HILL COMPANIES,
INC.


By:
   ----------------------------------
   Name:
   Title:
   Date:

                                   EXHIBIT I-2

               FORM OF ACKNOWLEDGMENT OF PROPOSED SPECIAL SERVICER


                                                              [Date]


[TRUSTEE]
[MASTER SERVICER]
[DEPOSITOR]
[FISCAL AGENT]

         Re: LB-UBS Commercial Mortgage Trust 2000-C4, Commercial Mortgage Pass-Through Certificates, Series 2000-C4

Ladies and Gentlemen:

         Pursuant to Section 6.09 of the Pooling and Servicing Agreement, dated as of September 11, 2000, relating to LB-UBS Commercial Mortgage Trust 2000-C4, Commercial Mortgage Pass-Through Certificates, Series 2000-C4 (the "Agreement"), the undersigned hereby agrees with all the other parties to the Agreement that the undersigned shall serve as Special Servicer under, and as defined in, the Agreement. The undersigned hereby acknowledges that, as of the date hereof, it is and shall be a party to the Agreement and bound thereby to the full extent indicated therein in the capacity of Special Servicer. The undersigned hereby makes, as of the date hereof, the representations and warranties set forth in
Section 3.23 of the Agreement, with the following corrections with respect to type of entity and jurisdiction of organization: ____________________.

                                       ----------------------------------------


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                    EXHIBIT J

                        FORM OF UCC-1 FINANCING STATEMENT

                                                         SCHEDULE 1 TO EXHIBIT J

         This Schedule 1 is attached to and incorporated in a financing statement pertaining to Structured Asset Securities Corporation as depositor (referred to as the "Debtor" for the purpose of this financing statement only), and LaSalle Bank National Association as trustee for the holders of the Debtor's LB-UBS Commercial Mortgage Trust 2000-C4, Commercial Mortgage Pass-Through Certificates, Series 2000-C4 (referred to as the "Secured Party" for purposes of this financing statement only), under that certain Pooling and Servicing Agreement, dated as of September 11, 2000 (the "Pooling and Servicing Agreement"), among the Debtor as depositor, the Secured Party as trustee, ORIX Real Estate Capital Markets LLC as master servicer (in such capacity, the "Master Servicer") and special servicer (in such capacity, the "Special Servicer"), and ABN AMRO Bank N.V. as fiscal agent relating to the issuance of the Debtor's LB-UBS Commercial Mortgage Trust 2000-C4, Commercial Mortgage Pass-Through Certificates, Series 2000-C4. Capitalized terms used herein and not defined shall have the respective meanings given to them in the Pooling and Servicing Agreement.

         The attached financing statement covers all of the Debtor's right (including the power to convey title thereto), title and interest in and to the Trust Fund created pursuant to the Pooling and Servicing Agreement, consisting of the following:

         (1) the mortgage loans listed on the Mortgage Loan Schedule attached hereto as Exhibit A (the "Mortgage Loans");

         (2) the note or other evidence of indebtedness of the related borrower under each Mortgage Loan (the "Mortgage Note"), the related mortgage, deed of trust or other similar instrument securing such Mortgage Note (the "Mortgage") and each other legal, credit and servicing document related to such Mortgage Loan (collectively with the related Mortgage Note and Mortgage, the "Mortgage Loan Documents");

         (3) (a) the Custodial Account required to be maintained by the Master Servicer pursuant to the Pooling and Servicing Agreement, (b) all funds from time to time on deposit in the Custodial Account, (c) the investments of any such funds consisting of securities, instruments or other obligations, and (d) the general intangibles consisting of the contractual right to payment, including, without limitation, the right to payments of principal and interest and the right to enforce the related payment obligations, arising from or under any such investments;

         (4) all REO Property acquired in respect of defaulted Mortgage Loans;

         (5) (a) the REO Account required to be maintained by the Special Servicer pursuant to the Pooling and Servicing Agreement, (b) all funds from time to time on deposit in the REO Account, (c) the investments of any such funds consisting of securities, instruments or other obligations, and (d) the general intangibles consisting of the contractual right to payment, including, without limitation, the right to payments of principal and interest and the right to enforce the related payment obligations, arising from or under any such investments;

         (6) any and all general intangibles (as defined in the Uniform Commercial Code) consisting of, arising from or relating to any of the foregoing; and

         (7) any and all income, payments, proceeds and products of any of the foregoing.

THE DEBTOR AND THE SECURED PARTY INTEND THE TRANSACTIONS CONTEMPLATED BY THE POOLING AND SERVICING AGREEMENT TO CONSTITUTE A SALE OF ALL THE DEBTOR'S RIGHT, TITLE AND INTEREST IN, TO AND UNDER THE MORTGAGE LOANS, THE MORTGAGE NOTES, THE RELATED MORTGAGES AND THE OTHER RELATED MORTGAGE LOAN DOCUMENTS EVIDENCED BY THE SERIES 2000-C4 CERTIFICATES, AND THIS FILING SHOULD NOT BE CONSTRUED AS A CONCLUSION THAT A SALE HAS NOT OCCURRED. THE REFERENCES HEREIN TO MORTGAGE NOTES SHOULD NOT BE CONSTRUED AS A CONCLUSION THAT ANY MORTGAGE NOTE IS NOT AN INSTRUMENT WITHIN THE MEANING OF THE UNIFORM COMMERCIAL CODE, AS IN EFFECT IN ANY APPLICABLE JURISDICTION, OR THAT A FILING IS NECESSARY TO PERFECT THE OWNERSHIP OR SECURITY INTEREST OF THE SECURED PARTY WITH RESPECT TO THE MORTGAGE LOANS OR IN ANY MORTGAGE NOTE, MORTGAGE OR OTHER MORTGAGE LOAN DOCUMENT. IN ADDITION, THE REFERENCES HEREIN TO SECURITIES, INSTRUMENTS AND OTHER OBLIGATIONS SHOULD NOT BE CONSTRUED AS A CONCLUSION THAT ANY SUCH SECURITY, INSTRUMENT OR OTHER OBLIGATION IS NOT AN INSTRUMENT, A CERTIFICATED SECURITY OR AN UNCERTIFICATED SECURITY WITHIN THE MEANING OF THE UNIFORM COMMERCIAL CODE, AS IN EFFECT IN ANY APPLICABLE JURISDICTION, NOR SHOULD THIS FINANCING STATEMENT BE CONSTRUED AS A CONCLUSION THAT A FILING IS NECESSARY TO PERFECT THE OWNERSHIP OR SECURITY INTEREST OF THE SECURED PARTY IN THE CONTRACTUAL RIGHT TO PAYMENT, INCLUDING, WITHOUT LIMITATION, THE RIGHT TO PAYMENTS OF PRINCIPAL AND INTEREST AND THE RIGHT TO ENFORCE THE RELATED PAYMENT OBLIGATIONS, ARISING FROM OR UNDER ANY SUCH SECURITY, INSTRUMENT OR OTHER OBLIGATION. WITH RESPECT TO THE FOREGOING, THIS FILING IS MADE ONLY IN THE EVENT OF CONTRARY ASSERTIONS BY THIRD PARTIES.

                                    EXHIBIT K

        SUB-SERVICERS IN RESPECT OF WHICH SUB-SERVICING AGREEMENTS ARE IN
                EFFECT OR BEING NEGOTIATED AS OF THE CLOSING DATE


FIRST UNION NATIONAL BANK
LEGG MASON REAL ESTATE
L.J. MELODY
LAUREATE CAPITAL CORP
NORTHLAND/MARQUETTE CAPITAL

                                    EXHIBIT L

                  FORM OF CMSA LOAN PERIODIC UPDATE FILE REPORT

                                             COMMERCIAL MORTGAGE SECURITIES ASSOCIATION
                                                  CMSA "LOAN PERIODIC" UPDATE FILE
                                                        (DATA RECORD LAYOUT)
                                                       CROSS REFERENCED AS "L"
-----------------------------------  -----------------------------------------------------------------------------------------------
       SPECIFICATION                                                DESCRIPTION/COMMENTS
-----------------------------------  -----------------------------------------------------------------------------------------------
Acceptable Media Types               Magnetic Tape, Diskette, Electronic Transfer
-----------------------------------  -----------------------------------------------------------------------------------------------
Character Set                        ASCII
-----------------------------------  -----------------------------------------------------------------------------------------------
Field Delineation                    Comma
-----------------------------------  -----------------------------------------------------------------------------------------------
Density (Bytes-Per-Inch)             1600 or 6250
-----------------------------------  -----------------------------------------------------------------------------------------------
Magnetic Tape Label                  None (unlabeled)
-----------------------------------  -----------------------------------------------------------------------------------------------
Magnetic Tape Blocking Factor        10285 (17 records per block)
-----------------------------------  -----------------------------------------------------------------------------------------------
Physical Media Label                 Servicer Name; Data Type (Collection Period Data); Density (Bytes-Per-Inch); Blocking Factor;
                                     Record Length
-----------------------------------  -----------------------------------------------------------------------------------------------
Return Address Label                 Required for return of physical media (magnetic tape or diskette)
-----------------------------------  -----------------------------------------------------------------------------------------------

-----------------------------------  -----------------------------------------  ----------------------------------------------------
                                       FIELD                    FORMAT
            FIELD NAME                NUMBER     TYPE          EXAMPLE                           DESCRIPTION/COMMENTS
-----------------------------------  -----------------------------------------  ----------------------------------------------------
Transaction Id                           1        AN           XXX97001         Unique Issue Identification Mnemonic
-----------------------------------  -----------------------------------------  ----------------------------------------------------
Group Id                                 2        AN           XXX9701A         Unique Identification Number Assigned To Each Loan
                                                                                Group Within An Issue
-----------------------------------  -----------------------------------------  ----------------------------------------------------
Loan Id                                  3        AN        00000000012345      Unique Servicer Loan Number Assigned To Each
                                                                                Collateral Item In A Pool
-----------------------------------  -----------------------------------------  ----------------------------------------------------
Prospectus Loan Id                       4        AN             123            Unique Identification Number Assigned To Each
                                                                                Collateral Item In The Prospectus
-----------------------------------  -----------------------------------------  ----------------------------------------------------
Distribution Date                        5        AN           YYYYMMDD         Date Payments  Made To Certificateholders
-----------------------------------  -----------------------------------------  ----------------------------------------------------
Current Beginning Scheduled Balance      6      Numeric       100000.00         Outstanding Sched Prin Bal at Beginning of current
                                                                                period that is part of the trust
-----------------------------------  -----------------------------------------  ----------------------------------------------------
Current Ending Scheduled  Balance        7      Numeric       100000.00         Outstanding Sched Prin Bal at End of current period
                                                                                that is part of the trust
-----------------------------------  -----------------------------------------  ----------------------------------------------------
Paid To Date                             8        AN           YYYYMMDD         Date loan is paid through. One frequency (less than)
                                                                                the date the loan is due for next payment
-----------------------------------  -----------------------------------------  ----------------------------------------------------
Current Index Rate                       9      Numeric          0.09           Index Rate Used In The Determination Of The Current
                                                                                Period Gross Interest Rate
-----------------------------------  -----------------------------------------  ----------------------------------------------------
Current Note Rate                       10      Numeric          0.09           Annualized Gross Rate Applicable To Calculate The
                                                                                Current Period Scheduled Interest
-----------------------------------  -----------------------------------------  ----------------------------------------------------
Maturity Date                           11        AN           YYYYMMDD         Date Collateral Is Scheduled To Make Its Final
                                                                                Payment
-----------------------------------  -----------------------------------------  ----------------------------------------------------
Servicer and Trustee Fee Rate           12      Numeric        0.00025          Annualized Fee Paid To The Servicer And Trustee
-----------------------------------  -----------------------------------------  ----------------------------------------------------
Fee Rate/Strip Rate 1                   13      Numeric        0.00001          Annualized Fee/Strip Netted Against Current Note
                                                                                Rate = Net Rate
-----------------------------------  -----------------------------------------  ----------------------------------------------------
Fee Rate/Strip Rate 2                   14      Numeric        0.00001          Annualized Fee/Strip Netted Against Current Note
                                                                                Rate = Net Rate
-----------------------------------  -----------------------------------------  ----------------------------------------------------
Fee Rate/Strip Rate 3                   15      Numeric        0.00001          Annualized Fee/Strip Netted Against Current Note
                                                                                Rate = Net Rate
-----------------------------------  -----------------------------------------  ----------------------------------------------------
Fee Rate/Strip Rate 4                   16      Numeric        0.00001          Annualized Fee/Strip Netted Against Current Note
                                                                                Rate = Net Rate
-----------------------------------  -----------------------------------------  ----------------------------------------------------
Fee Rate/Strip Rate 5                   17      Numeric        0.00001          Annualized Fee/Strip Netted Against Current Note
                                                                                Rate = Net Rate
-----------------------------------  -----------------------------------------  ----------------------------------------------------
Net Rate                                18      Numeric         0.0947          Annualized Interest Rate Applicable To Calculate
                                                                                The Current Period Remittance Int.
-----------------------------------  -----------------------------------------  ----------------------------------------------------
Next Index Rate                         19      Numeric          0.09           Index Rate Used In The Determination Of The Next
                                                                                Period Gross Interest Rate
-----------------------------------  -----------------------------------------  ----------------------------------------------------
Next Note Rate                          20      Numeric          0.09           Annualized Gross Interest Rate Applicable To Calc Of
                                                                                The Next Period Sch. Interest
-----------------------------------  -----------------------------------------  ----------------------------------------------------
Next Rate Adjustment Date               21        AN           YYYYMMDD         Date Note Rate Is Next Scheduled To Change
-----------------------------------  -----------------------------------------  ----------------------------------------------------
Next Payment Adjustment Date            22        AN           YYYYMMDD         Date Scheduled P&I Amount Is Next Scheduled To
                                                                                Change
-----------------------------------  -----------------------------------------  ----------------------------------------------------
Scheduled Interest Amount               23      Numeric        1000.00          Scheduled Gross Interest Payment Due For The Current
                                                                                Period that goes to the trust
-----------------------------------  -----------------------------------------  ----------------------------------------------------
Scheduled Principal Amount              24      Numeric        1000.00          Scheduled Principal Payment Due For The Current
                                                                                Period that goes to the trust
-----------------------------------  -----------------------------------------  ----------------------------------------------------
Total Scheduled P&I Due                 25      Numeric        1000.00          Scheduled Principal & Interest Payment Due For
                                                                                Current Period for the trust
-----------------------------------  -----------------------------------------  ----------------------------------------------------

                                             COMMERCIAL MORTGAGE SECURITIES ASSOCIATION
                                                  CMSA "LOAN PERIODIC" UPDATE FILE
                                                        (DATA RECORD LAYOUT)
                                                       CROSS REFERENCED AS "L"
----------------------------------------  --------------------------------  --------------------------------------------------------
                                           FIELD                FORMAT
              FIELD NAME                  NUMBER     TYPE      EXAMPLE                        DESCRIPTION/COMMENTS
----------------------------------------  --------------------------------  --------------------------------------------------------
Neg am/Deferred Interest Amount             26      Numeric    1000.00      Negative Amortization/Deferred Interest Amount Due For
                                                                            The Current Period
----------------------------------------  --------------------------------  --------------------------------------------------------
Unscheduled Principal Collections           27      Numeric    1000.00      Unscheduled Payments Of Principal Received During The
                                                                            Related Collection Period
----------------------------------------  --------------------------------  --------------------------------------------------------
Other Principal Adjustments                 28      Numeric    1000.00      Unscheduled Principal Adjustments For The Related
                                                                            Collection Period
----------------------------------------  --------------------------------  --------------------------------------------------------
Liquidation/Prepayment Date                 29        AN       YYYYMMDD     Date Unscheduled Payment Of Principal Received
----------------------------------------  --------------------------------  --------------------------------------------------------
Prepayment Penalty/Yld Maint Rec'd          30      Numeric    1000.00      Additional Payment Req'd From Borrower Due To Prepayment
                                                                            Of Loan Prior To Maturity
----------------------------------------  --------------------------------  --------------------------------------------------------
Prepayment Interest Excess (Shortfall)      31      Numeric    1000.00      Interest Shortfall or Excess as calculated by Servicer
                                                                            per the Trust documents
----------------------------------------  --------------------------------  --------------------------------------------------------
Liquidation/Prepayment Code                 32      Numeric       1         See Liquidation/Prepayment Codes Legend
----------------------------------------  --------------------------------  --------------------------------------------------------
Most Recent ASER Amount                     33      Numeric    1000.00      Appraisal Subordinated Entitlement Reduction - The
                                                                            difference between a full advance and the reduced
                                                                            advance is the ASER or as defined in the Trust documents
----------------------------------------  --------------------------------  --------------------------------------------------------
Blank                                       34        AN        Blank       Left blank on purpose. (Note: was previously Most Recent
                                                                            ASER Date. Field not considered applicable to ASER.)
----------------------------------------  --------------------------------  --------------------------------------------------------
Cumulative ASER Amount                      35      Numeric    1000.00      Cumulative Appraisal Subordinated Entitlement Reduction
----------------------------------------  --------------------------------  --------------------------------------------------------
Actual Balance                              36      Numeric   100000.00     Outstanding Actual Principal Balance At The End Of The
                                                                            Current Period
----------------------------------------  --------------------------------  --------------------------------------------------------
Total P&I Advance Outstanding               37      Numeric    1000.00      Outstanding P&I Advances At The End Of The Current
                                                                            Period
----------------------------------------  --------------------------------  --------------------------------------------------------
Total T&I Advance Outstanding               38      Numeric    1000.00      Outstanding Taxes & Insurance Advances At The End Of The
                                                                            Current Period
----------------------------------------  --------------------------------  --------------------------------------------------------
Other Expense Advance Outstanding           39      Numeric    1000.00      Other Outstanding Advances At The End Of The Current
                                                                            Period
----------------------------------------  --------------------------------  --------------------------------------------------------
Status of Loan                              40        AN          1         See Status Of Loan Legend
----------------------------------------  --------------------------------  --------------------------------------------------------
In Bankruptcy                               41        AN          Y         Bankruptcy Status Of Loan (If In Bankruptcy "Y",
                                                                            Else "N")
----------------------------------------  --------------------------------  --------------------------------------------------------
Foreclosure Date                            42        AN       YYYYMMDD     P27 -  If Multiple properties have the same date then
                                                                            print that date otherwise leave empty
----------------------------------------  --------------------------------  --------------------------------------------------------
REO Date                                    43        AN       YYYYMMDD     P28 -  If Multiple properties have the same date then
                                                                            print that date otherwise leave empty
----------------------------------------  --------------------------------  --------------------------------------------------------
Bankruptcy Date                             44        AN       YYYYMMDD     Date Of Bankruptcy
----------------------------------------  --------------------------------  --------------------------------------------------------
Net Proceeds Received on Liquidation        45      Numeric   100000.00     Net Proceeds Rec'd On Liquidation To Be Remitted to the
                                                                            Trust per the Trust Documents
----------------------------------------  --------------------------------  --------------------------------------------------------
Liquidation Expense                         46      Numeric   100000.00     Expenses Associated With The Liq'n To Be Netted from the
                                                                            Trust per the Trust Documents
----------------------------------------  --------------------------------  --------------------------------------------------------
Realized Loss to Trust                      47      Numeric    10000.00     Liquidation Balance Less Net Liquidation Proceeds
                                                                            Received (as defined in Trust documents)
----------------------------------------  --------------------------------  --------------------------------------------------------
Date of Last Modification                   48        AN       YYYYMMDD     Date Loan Was Modified
----------------------------------------  --------------------------------  --------------------------------------------------------
Modification Code                           49      Numeric       1         See Modification Codes Legend
----------------------------------------  --------------------------------  --------------------------------------------------------
Modified Note Rate                          50      Numeric      0.09       Note Rate Loan Modified To
----------------------------------------  --------------------------------  --------------------------------------------------------
Modified Payment Rate                       51      Numeric      0.09       Payment Rate Loan Modified To
----------------------------------------  --------------------------------  --------------------------------------------------------
Preceding Fiscal Year Revenue               52      Numeric    1000.00      P54 - If Multiple properties then sum the value, if
                                                                            missing any then populate using the "DSCR Indicator
                                                                            Legend" rule
----------------------------------------  --------------------------------  --------------------------------------------------------
Preceding Fiscal Year Operating Expenses    53      Numeric    1000.00      P55 -  If Multiple properties then sum the value, if
                                                                            missing any then populate using the "DSCR Indicator
                                                                            Legend" rule
----------------------------------------  --------------------------------  --------------------------------------------------------
Preceding Fiscal Year NOI                   54      Numeric    1000.00      P56 -  If Multiple properties then sum the value, if
                                                                            missing any then populate using the "DSCR Indicator
                                                                            Legend" rule
----------------------------------------  --------------------------------  --------------------------------------------------------
Preceding Fiscal Year Debt Svc Amount       55      Numeric    1000.00      P57 -  If Multiple properties then sum the value, if
                                                                            missing any then populate using the "DSCR Indicator
                                                                            Legend" rule
----------------------------------------  --------------------------------  --------------------------------------------------------

                                             COMMERCIAL MORTGAGE SECURITIES ASSOCIATION
                                                  CMSA "LOAN PERIODIC" UPDATE FILE
                                                        (DATA RECORD LAYOUT)
                                                       CROSS REFERENCED AS "L"
-------------------------------------------------  --------------------------  -----------------------------------------------------
                                                    FIELD            FORMAT
                    FIELD NAME                     NUMBER   TYPE    EXAMPLE                  DESCRIPTION/COMMENTS
-------------------------------------------------  --------------------------  -----------------------------------------------------
Preceding Fiscal Year DSCR (NOI)                     56    Numeric    2.55     P58 - If Multiple properties populate using the "DSCR
                                                                               Indicator Legend" rule.   Preceding Fiscal Yr Debt
                                                                               Svc Cvrge Ratio using NOI
-------------------------------------------------  --------------------------  -----------------------------------------------------
Preceding Fiscal Year Physical Occupancy             57    Numeric    0.85     P59 - If Multiple properties, Use weighted average by
                                                                               using the calculation [ Current Allocated % (Prop) *
                                                                               Occupancy (Oper) ] for each Property, if missing any
                                                                               then leave empty
-------------------------------------------------  --------------------------  -----------------------------------------------------
Preceding Fiscal Year Financial As of Date           58      AN     YYYYMMDD   P53 - If Multiple properties and all the same then
                                                                               print the date, if missing any then leave empty
-------------------------------------------------  --------------------------  -----------------------------------------------------
Second Preceding Fiscal Year Revenue                 59    Numeric  1000.00    P61 - If Multiple properties then sum the value, if
                                                                               missing any then populate using the "DSCR Indicator
                                                                               Legend" rule
-------------------------------------------------  --------------------------  -----------------------------------------------------
Second Preceding Fiscal Year Operating Expenses      60    Numeric  1000.00    P62 -  If Multiple properties then sum the value, if
                                                                               missing any then populate using the "DSCR Indicator
                                                                               Legend" rule
-------------------------------------------------  --------------------------  -----------------------------------------------------
Second Preceding Fiscal Year NOI                     61    Numeric  1000.00    P63 -  If Multiple properties then sum the value, if
                                                                               missing any then populate using the "DSCR Indicator
                                                                               Legend" rule
-------------------------------------------------  --------------------------  -----------------------------------------------------
Second Preceding Fiscal Year Debt Service Amount     62    Numeric  1000.00    P64 -  If Multiple properties then sum the value, if
                                                                               missing any then populate using the "DSCR Indicator
                                                                               Legend" rule
-------------------------------------------------  --------------------------  -----------------------------------------------------
Second Preceding Fiscal Year DSCR (NOI)              63    Numeric    2.55     P65 - If Multiple properties populate using the "DSCR
                                                                               Indicator Legend" rule.   Second Preceding Fiscal
                                                                               Year Debt Service Coverage Ratio using NOI
-------------------------------------------------  --------------------------  -----------------------------------------------------
Second Preceding Fiscal Year Physical Occupancy      64    Numeric    0.85     P66 - If Multiple properties, Use weighted average by
                                                                               using the calculation [ Current Allocated % (Prop) *
                                                                               Occupancy (Oper) ] for each Property, if missing any
                                                                               then leave empty
-------------------------------------------------  --------------------------  -----------------------------------------------------
Second Preceding Fiscal Year Financial As of Date    65      AN     YYYYMMDD   P60 - If Multiple properties and all the same then
                                                                               print the date, if missing any then leave empty
-------------------------------------------------  --------------------------  -----------------------------------------------------
Most Recent Revenue                                  66    Numeric  1000.00    P68 - If Multiple properties then sum the value, if
                                                                               missing any then populate using the "DSCR Indicator
                                                                               Legend" rule
-------------------------------------------------  --------------------------  -----------------------------------------------------
Most Recent Operating Expenses                       67    Numeric  1000.00    P69 -  If Multiple properties then sum the value, if
                                                                               missing any then populate using the "DSCR Indicator
                                                                               Legend" rule
-------------------------------------------------  --------------------------  -----------------------------------------------------
Most Recent NOI                                      68    Numeric  1000.00    P70 -  If Multiple properties then sum the value, if
                                                                               missing any then populate using the "DSCR Indicator
                                                                               Legend" rule
-------------------------------------------------  --------------------------  -----------------------------------------------------
Most Recent Debt Service Amount                      69    Numeric  1000.00    P71 -  If Multiple properties then sum the value, if
                                                                               missing any then populate using the "DSCR Indicator
                                                                               Legend" rule
-------------------------------------------------  --------------------------  -----------------------------------------------------
Most Recent DSCR (NOI)                               70    Numeric    2.55     P72 - If Multiple properties populate using the "DSCR
                                                                               Indicator Legend" rule.   Most Recent Debt Service
                                                                               Coverage Ratio using NOI
-------------------------------------------------  --------------------------  -----------------------------------------------------
Most Recent Physical Occupancy                       71    Numeric    0.85     P29 - If Multiple properties, Use weighted average by
                                                                               using the calculation [ Current Allocated % (Prop) *
                                                                               Occupancy (Oper) ] for each Property, if missing any
                                                                               then leave empty
-------------------------------------------------  --------------------------  -----------------------------------------------------

                                             COMMERCIAL MORTGAGE SECURITIES ASSOCIATION
                                                  CMSA "LOAN PERIODIC" UPDATE FILE
                                                        (DATA RECORD LAYOUT)
                                                       CROSS REFERENCED AS "L"
------------------------------------------------  ---------------------------  -----------------------------------------------------
                                                   FIELD             FORMAT
                 FIELD NAME                       NUMBER   TYPE     EXAMPLE                     DESCRIPTION/COMMENTS
------------------------------------------------  ---------------------------  -----------------------------------------------------
Most Recent Financial As of Start Date              72      AN      YYYYMMDD   P73 - If Multiple properties and all the same then
                                                                               print the date, if missing any then leave empty
------------------------------------------------  ---------------------------  -----------------------------------------------------
Most Recent Financial As of End Date                73      AN      YYYYMMDD   P74 - If Multiple properties and all the same then
                                                                               print the date, if missing any then leave empty
------------------------------------------------  ---------------------------  -----------------------------------------------------
Most Recent Appraisal Date                          74      AN      YYYYMMDD   P24 - If Multiple properties and all the same then
                                                                               print the date, if missing any then leave empty
------------------------------------------------  ---------------------------  -----------------------------------------------------
Most Recent Appraisal Value                         75    Numeric  100000.00   P25 - If Multiple properties then sum the value, if
                                                                               missing any then leave empty
------------------------------------------------  ---------------------------  -----------------------------------------------------
Workout Strategy Code                               76    Numeric      1       See Workout Strategy Codes Legend
------------------------------------------------  ---------------------------  -----------------------------------------------------
Most Recent Special Servicer Transfer Date          77      AN      YYYYMMDD   Date Transferred To The Special Servicer
------------------------------------------------  ---------------------------  -----------------------------------------------------
Most Recent Master Servicer Return Date             78      AN      YYYYMMDD   Date Returned To The Master Servicer or Primary
                                                                               Servicer
------------------------------------------------  ---------------------------  -----------------------------------------------------
Date Asset Expected to Be Resolved or Foreclosed    79      AN      YYYYMMDD   P26 - If Multiple properties then print the latest
                                                                               date from the affiliated properties. If in
                                                                               Foreclosure - Expected Date of Foreclosure and if REO
                                                                               - Expected Sale Date.
------------------------------------------------  ---------------------------  -----------------------------------------------------
Blank                                               80      AN       Blank     Left blank on purpose. (Note : was previously Year
                                                                               Renovated.  Use the Property File field 15 instead)
------------------------------------------------  ---------------------------  -----------------------------------------------------
Current Hyper Amortizing Date                       81      AN      YYYYMMDD   S79 - Current Anticipated Repayment Date.  Date will
                                                                               be the same as setup file unless the loan is modified
                                                                               and a new date assigned
------------------------------------------------  ---------------------------  -----------------------------------------------------
Most Recent Financial Indicator                     82      AN       T or Y    P75 - T= Trailing 12 months Y = Year to Date, Check
                                                                               Start & End Date Applies to field L66 to L73.  If
                                                                               Multiple properties and all the same then print the
                                                                               value, if missing any or if the values are not the
                                                                               same, then leave empty
------------------------------------------------  ---------------------------  -----------------------------------------------------
Last Setup Change Date                              83      AN      YYYYMMDD   S82 - Distribution Date that information changed last
                                                                               in the setup file by loan
------------------------------------------------  ---------------------------  -----------------------------------------------------
Last Loan Contribution Date                         84      AN      YYYYMMDD   Date the loan was contributed
------------------------------------------------  ---------------------------  -----------------------------------------------------
Last Property Contribution Date                     85      AN      YYYYMMDD   P67 - Date the latest property or properties were
                                                                               contributed.  For Multiple properties print the
                                                                               latest date from the affiliated properties
------------------------------------------------  ---------------------------  -----------------------------------------------------
Number of Properties                                86    Numeric    13.00     S54 - The Number of Properties Underlying the
                                                                               Mortgage Loan
------------------------------------------------  ---------------------------  -----------------------------------------------------
Preceding Year DSCR Indicator                       87      AN        Text     Flag used to explain how the DSCR was calculated when
                                                                               there are multiple properties.  See DSCR Indicator
                                                                               Legend.
------------------------------------------------  ---------------------------  -----------------------------------------------------
Second Preceding Year DSCR Indicator                88      AN        Text     Flag used to explain how the DSCR was calculated when
                                                                               there are multiple properties.  See DSCR Indicator
                                                                               Legend.
------------------------------------------------  ---------------------------  -----------------------------------------------------
Most Recent  DSCR Indicator                         89      AN        Text     Flag used to explain how the DSCR was calculated when
                                                                               there are multiple properties.  See DSCR Indicator
                                                                               Legend.
------------------------------------------------  ---------------------------  -----------------------------------------------------
NOI/NCF Indicator                                   90      AN        Text     Indicates how NOI or Net Cash Flow was calculated
                                                                               should be the same for each financial period.  See
                                                                               NOI/NCF Indicator Legend. P84 - If Multiple
                                                                               Properties and all the same then print value, if
                                                                               missing any or if the values are not the same, then
                                                                               leave empty.
------------------------------------------------  ---------------------------  -----------------------------------------------------
Date of Assumption                                  91      AN      YYYYMMDD   Date the loan last assumed by a new borrower- empty
                                                                               if never assumed
------------------------------------------------  ---------------------------  -----------------------------------------------------

                                             COMMERCIAL MORTGAGE SECURITIES ASSOCIATION
                                                  CMSA "LOAN PERIODIC" UPDATE FILE
                                                        (DATA RECORD LAYOUT)
                                                       CROSS REFERENCED AS "L"
---------------------------------------  ------------------------------  -----------------------------------------------------------
                                           FIELD               FORMAT
            FIELD NAME                    NUMBER     TYPE     EXAMPLE                                    DESCRIPTION/COMMENTS
---------------------------------------  ------------------------------  -----------------------------------------------------------
Preceding Fiscal Year NCF                   92      Numeric   1000.00    P78 - Preceding Fiscal Year Net Cash Flow related to
                                                                         Financial As of Date L58.  If Multiple properties then sum the value, if missing any then populate using the "DSCR
                                                                         Indicator Legend" rule
---------------------------------------  ------------------------------  -----------------------------------------------------------
Preceding Fiscal Year DSCR (NCF)            93      Numeric     2.55     P79 - Preceding Fiscal Yr Debt Service Coverage Ratio using
                                                                         NCF related to Financial As of Date L58.   If Multiple
                                                                         properties populate using the "DSCR Indicator Legend" rule.
---------------------------------------  ------------------------------  -----------------------------------------------------------
Second Preceding Fiscal Year NCF            94      Numeric   1000.00    P80 - Second Preceding Fiscal Year Net Cash Flow related to
                                                                         Financial As of Date L65.   If Multiple properties then sum
                                                                         the value, if missing any then populate using the "DSCR
                                                                         Indicator Legend" rule
---------------------------------------  ------------------------------  -----------------------------------------------------------
Second Preceding Fiscal Year DSCR (NCF)     95      Numeric     2.55     P81 - Second Preceding Fiscal Year Debt Service Coverage
                                                                         Ratio using Net Cash Flow related to Financial As of Date
                                                                         L65.   If Multiple properties populate using the "DSCR
                                                                         Indicator Legend" rule.
---------------------------------------  ------------------------------  -----------------------------------------------------------
Most Recent NCF                             96      Numeric   1000.00    P82 - Most Recent Net Cash Flow related to Financial As of
                                                                         Ending Date L73.   If Multiple properties then sum the
                                                                         value, if missing any then populate using the "DSCR
                                                                         Indicator Legend" rule
---------------------------------------  ------------------------------  -----------------------------------------------------------
Most Recent DSCR (NCF)                      97      Numeric   1000.00    P83 - Most Recent Debt Service Coverage Ratio using Net
                                                                         Cash Flow related to Financial As of Ending Date L73.  If
                                                                         Multiple properties populate using the "DSCR Indicator
                                                                         Legend" rule.
---------------------------------------  ------------------------------  -----------------------------------------------------------
Defeasance Status                           98        AN        Text     See Defeasance Status Legend
---------------------------------------  ------------------------------  -----------------------------------------------------------
ARA Amount                                  99      Numeric   1000.00    Appraisal Reduction Amount - Excess of the principal
                                                                         balance over the defined appraisal % or as defined in the
                                                                         trust documents
---------------------------------------  ------------------------------  -----------------------------------------------------------
ARA Date                                    100       AN      YYYYMMDD   Date of appraisal used to calculate ARA
---------------------------------------  ------------------------------  -----------------------------------------------------------
Credit Tenant Lease                         101       AN         Y       S87 - Y=Yes,  N=No
---------------------------------------  ------------------------------  -----------------------------------------------------------

                                      COMMERCIAL MORTGAGE SECURITIES ASSOCIATION
                                           CMSA "LOAN PERIODIC" UPDATE FILE
                                                 (DATA RECORD LAYOUT)
                                                CROSS REFERENCED AS "L"
----------------------------------------    -------------------------------------------------------------------------
      WORKOUT STRATEGY CODE LEGEND                                   STATUS OF MORTGAGE LOAN
----------------------------------------                                     LEGEND
 1     Modification                         -------------------------------------------------------------------------
 2     Foreclosure                             A     Payment Not Received But Still In Grace Period
 3     Bankruptcy                              B     Late Payment But Less Than 30 days Delinquent
 4     Extension                               0     Current
 5     Note Sale                               1     30-59 Days Delinquent
 6     DPO                                     2     60-89 Days Delinquent
 7     REO                                     3     90+ Days Delinquent
 8     Resolved                                4     Assumed Scheduled Payment (Performing Matured Balloon)
 9     Pending Return to Master Servicer       7     Foreclosure
10     Deed In Lieu Of Foreclosure             9     REO
11     Full Payoff                          -------------------------------------------------------------------------
12     Reps and Warranties
13     Other or TBD                         -------------------------------------------------------------------------
                                                                        MODIFICATION CODE
----------------------------------------                                     LEGEND
       LIQUIDATION/PREPAYMENT CODE          -------------------------------------------------------------------------
                 LEGEND                        1     Maturity Date Extension
----------------------------------------       2     Amortization Change
 1     Partial Liq'n (Curtailment)             3     Principal Write-Off
 2     Payoff Prior To Maturity                4     Combination
 3     Disposition                          -------------------------------------------------------------------------
 4     Repurchase/ Substitution
 5     Full Payoff At Maturity              -------------------------------------------------------------------------
 6     DPO                                                               DSCR INDICATOR
 7     Liquidation                                                           LEGEND
 8     Payoff w/ penalty                    -------------------------------------------------------------------------
 9     Payoff w/ yield Maintenance             P     Partial - Not all properties received financials, servicer to
10     Curtailment w/ Penalty                        leave empty
11     Curtailment w/ Yield Maintenance        A     Average - Not all properties received financials, servicer
----------------------------------------             allocates Debt Service only to properties where financials are received.
----------------------------------------       F     Full - All Statements Collected for all properties
            DEFEASANCE STATUS                  W     Worst Case - Not all properties received financials, servicer
                  LEGEND                             allocates 100% of Debt Service to all properties where
----------------------------------------             financials are received.
 P     Partial Defeasance                      N     None Collected - no financials were received
 F     Full Defeasance                         C     Consolidated - All properties reported on one "rolled up"
 N     No Defeasance Occurred                        financial from the borrower
 X     Defeasance not Allowable             -------------------------------------------------------------------------
----------------------------------------
                                            -------------------------------------------------------------------------
                                                                        NOI/NCF INDICATOR
                                                                             LEGEND
                                            -------------------------------------------------------------------------
                                             CMSA    Calculated using CMSA standard
                                              PSA    Calculated using a definition given in the PSA
                                              U/W    Calculated using the underwriting method
                                            -------------------------------------------------------------------------

                                    EXHIBIT M

                        FORM OF CMSA PROPERTY FILE REPORT

                                             COMMERCIAL MORTGAGE SECURITIES ASSOCIATION
                                                        CMSA "PROPERTY" FILE
                                                        (DATA RECORD LAYOUT )
                                                       CROSS REFERENCED AS "P"
--------------------------------------------  --------------------------------------------------------------------------------------
        SPECIFICATION                                                            DESCRIPTION/COMMENTS
--------------------------------------------  --------------------------------------------------------------------------------------
Acceptable Media Types                        Magnetic Tape, Diskette, Electronic Transfer
Character Set                                 ASCII
Field Delineation                             Comma
Density (Bytes-Per-Inch)                      1600 or 6250
Magnetic Tape Label                           None (unlabeled)
Magnetic Tape Blocking Factor                 10285 (17 records per block)
Physical Media Label                          Servicer Name; Data Type (Collection Period Data); Density (Bytes-Per-Inch);
                                              Blocking Factor; Record Length
Return Address Label                          Required for return of physical media (magnetic tape or diskette)
--------------------------------------------  --------------------------------------------------------------------------------------

--------------------------------------------  --------------------------  ----------------------------------------------  ----------
                                              FIELD              FORMAT                                                   LOAN FIELD
               FIELD NAME                     NUMBER    TYPE     EXAMPLE                    DESCRIPTION/COMMENTS           REFERENCE
--------------------------------------------  --------------------------  ----------------------------------------------  ----------
Transaction Id                                  1        AN     XXX97001  Unique Issue Identification Mnemonic              S1, L1
--------------------------------------------  --------------------------  ----------------------------------------------  ----------
Loan ID                                         2        AN     XXX9701A  Unique Servicer Loan Number Assigned To Each      S3, L3
                                                                          Collateral Item In A Pool
--------------------------------------------  --------------------------  ----------------------------------------------  ----------
Prospectus Loan ID                              3        AN        123    Unique Identification Number Assigned To Each     S4, L4
                                                                          Collateral Item In The Prospectus
--------------------------------------------  --------------------------  ----------------------------------------------  ----------
Property ID                                     4        AN     1001-001  Should contain Prospectus ID and property
                                                                          identifier, e.g., 1001-001, 1000-002
--------------------------------------------  --------------------------  ----------------------------------------------  ----------
Distribution Date                               5        AN     YYYYMMDD  Date Payments  Made To Certificateholders           L5
--------------------------------------------  --------------------------  ----------------------------------------------  ----------
Cross-Collateralized Loan Grouping              6        AN       Text    All Loans With The Same Value Are Crossed,          S75
                                                                          For example : "X02-1" would be populated in
                                                                          this field for all related loans, "X02-2"
                                                                          would be populated for the next group of
                                                                          related loans.
--------------------------------------------  --------------------------  ----------------------------------------------  ----------
Property Name                                   7        AN       Text                                                        S55
--------------------------------------------  --------------------------  ----------------------------------------------  ----------
Property Address                                8        AN       Text                                                        S56
--------------------------------------------  --------------------------  ----------------------------------------------  ----------
Property City                                   9        AN       Text                                                        S57
--------------------------------------------  --------------------------  ----------------------------------------------  ----------
Property State                                  10       AN        FL                                                         S58
--------------------------------------------  --------------------------  ----------------------------------------------  ----------
Property Zip Code                               11       AN       30303                                                       S59
--------------------------------------------  --------------------------  ----------------------------------------------  ----------
Property County                                 12       AN       Text                                                        S60
--------------------------------------------  --------------------------  ----------------------------------------------  ----------
Property Type Code                              13       AN        MF                                                         S61
--------------------------------------------  --------------------------  ----------------------------------------------  ----------
Year Built                                      14       AN       YYYY                                                        S64
--------------------------------------------  --------------------------  ----------------------------------------------  ----------
Year Last Renovated                             15       AN       YYYY
--------------------------------------------  --------------------------  ----------------------------------------------  ----------
Net Square Feet At Contribution                 16    Numeric     25000   RT, IN, WH, OF, MU, OT                              S62
--------------------------------------------  --------------------------  ----------------------------------------------  ----------
# Of Units/Beds/Rooms At Contribution           17    Numeric      75     MF, MH, LO,MU, HC, SS                               S63
--------------------------------------------  --------------------------  ----------------------------------------------  ----------
Property Status                                 18       AN         1     1=FCL, 2=REO, 3=Defeased, 4=Partial Release,
                                                                          5= Released, 6= Same as at Contribution
--------------------------------------------  --------------------------  ----------------------------------------------  ----------
Allocated Percentage of Loan at Contribution    19    Numeric     0.75    Issuer to allocate loan % attributable to
                                                                          property for multi-property loans
--------------------------------------------  --------------------------  ----------------------------------------------  ----------

                                             COMMERCIAL MORTGAGE SECURITIES ASSOCIATION
                                                        CMSA "PROPERTY" FILE
                                                        (DATA RECORD LAYOUT)
                                                       CROSS REFERENCED AS "P"
------------------------------------------------  ----------------------------  ----------------------------------------  ----------
                                                  FIELD              FORMAT                                               LOAN FIELD
                 FIELD NAME                       NUMBER    TYPE     EXAMPLE             DESCRIPTION/COMMENTS             REFERENCE
------------------------------------------------  ----------------------------  ----------------------------------------  ----------
Current Allocated Percentage                        20    Numeric     0.75      Maintained by servicer. If not supplied
                                                                                in by Issuer or Underwriter, use
                                                                                Underwritting NOI or NCF to calculate
------------------------------------------------  ----------------------------  ----------------------------------------  ----------
Current Allocated Ending Scheduled Loan Amount      21    Numeric  5900900.00   Calculation based on Current Allocated
                                                                                Percentage and Current Ending Scheduled
                                                                                Principal Balance (L7) for associated
                                                                                loan.                                         L7
------------------------------------------------  ----------------------------  ----------------------------------------  ----------
Ground Lease (Y/S/N)                                22       AN         N       Either Y=Yes, S=Subordinate, N= No
                                                                                ground lease                                  S74
------------------------------------------------  ----------------------------  ----------------------------------------  ----------
Total Reserve Balance                               23    Numeric   25000.00    For Maintenance, Repairs, &
                                                                                Environmental. (Excludes Tax & Insurance
                                                                                Escrows).  An amount should be printed
                                                                                if the value in Setup File field 77
                                                                                is "Y"                                        S77
------------------------------------------------  ----------------------------  ----------------------------------------  ----------
Most Recent Appraisal Date                          24       AN     YYYYMMDD                                                  L74
------------------------------------------------  ----------------------------  ----------------------------------------  ----------
Most Recent Appraisal Value                         25    Numeric  1000000.00                                                 L75
------------------------------------------------  ----------------------------  ----------------------------------------  ----------
Date Asset Expected to Be Resolved or Foreclosed    26       AN     YYYYMMDD    Could be different dates for different
                                                                                properties. If in Foreclosure - Expected
                                                                                Date of Foreclosure and if REO -
                                                                                Expected Sale Date.                           L79
------------------------------------------------  ----------------------------  ----------------------------------------  ----------
Foreclosure Date                                    27       AN     YYYYMMDD                                                  L42
------------------------------------------------  ----------------------------  ----------------------------------------  ----------
REO Date                                            28       AN     YYYYMMDD                                                  L43
------------------------------------------------  ----------------------------  ----------------------------------------  ----------
Most Recent Physical Occupancy                      29    Numeric     0.75                                                    L71
------------------------------------------------  ----------------------------  ----------------------------------------  ----------
Occupancy As of Date                                30       AN     YYYYMMDD    Typically should be the effective date
                                                                                of the Rent Roll
------------------------------------------------  ----------------------------  ----------------------------------------  ----------
Date Lease Rollover Review                          31       AN     YYYYMMDD    Roll over review to be completed every
                                                                                12 months
------------------------------------------------  ----------------------------  ----------------------------------------  ----------
% Sq. Feet expiring 1-12 months                     32    Numeric      0.2      Apply to Property Types - RT, IN, WH,
                                                                                OF, MU, OT                                    S62
------------------------------------------------  ----------------------------  ----------------------------------------  ----------
% Sq. Feet  expiring 13-24 months                   33    Numeric      0.2      Apply to Property Types - RT, IN, WH,
                                                                                OF, MU, OT                                    S62
------------------------------------------------  ----------------------------  ----------------------------------------  ----------
% Sq. Feet expiring 25-36 months                    34    Numeric      0.2      Apply to Property Types - RT, IN, WH,
                                                                                OF, MU, OT                                    S62
------------------------------------------------  ----------------------------  ----------------------------------------  ----------
% Sq. Feet  expiring 37-48 months                   35    Numeric      0.2      Apply to Property Types - RT, IN, WH,
                                                                                OF, MU, OT                                    S62
------------------------------------------------  ----------------------------  ----------------------------------------  ----------
% Sq. Feet  expiring 49-60 months                   36    Numeric      0.2      Apply to Property Types - RT, IN, WH,
                                                                                OF, MU, OT                                    S62
------------------------------------------------  ----------------------------  ----------------------------------------  ----------
Largest Tenant                                      37       AN       Text      For Office, WH, Retail, Industrial,
                                                                                Other or Mixed Use, as applicable
------------------------------------------------  ----------------------------  ----------------------------------------  ----------
Square Feet of Largest Tenant                       38    Numeric     15000
------------------------------------------------  ----------------------------  ----------------------------------------  ----------
2nd Largest Tenant                                  39       AN       Text      For Office, WH, Retail, Industrial,
                                                                                Other or Mixed Use, as applicable
------------------------------------------------  ----------------------------  ----------------------------------------  ----------
Square Feet of 2nd Largest Tenant                   40    Numeric     15000
------------------------------------------------  ----------------------------  ----------------------------------------  ----------
3rd Largest Tenant                                  41       AN       Text      For Office, WH, Retail, Industrial,
                                                                                Other or Mixed Use, as applicable
------------------------------------------------  ----------------------------  ----------------------------------------  ----------
Square Feet of 3rd Largest Tenant                   42    Numeric     15000
------------------------------------------------  ----------------------------  ----------------------------------------  ----------
Fiscal Year End Month                               43    Numeric      MM       Needed to indicate month ending for
                                                                                borrower's Fiscal Year.
                                                                                For example : "12"
------------------------------------------------  ----------------------------  ----------------------------------------  ----------
Contribution Financials As Of Date                  44       AN     YYYYMMDD                                                  S72
------------------------------------------------  ----------------------------  ----------------------------------------  ----------
Revenue At Contribution                             45    Numeric  1000000.00   Should match the prospectus if
                                                                                available. At the Property Level              S70
------------------------------------------------  ----------------------------  ----------------------------------------  ----------
Operating Expenses At Contribution                  46    Numeric  1000000.00   Should match the prospectus if
                                                                                available. At the Property Level              S71
------------------------------------------------  ----------------------------  ----------------------------------------  ----------
NOI At Contribution                                 47    Numeric  1000000.00   Should match the prospectus if
                                                                                available. At the Property Level              S65
------------------------------------------------  ----------------------------  ----------------------------------------  ----------

                                             COMMERCIAL MORTGAGE SECURITIES ASSOCIATION
                                                        CMSA "PROPERTY" FILE
                                                        (DATA RECORD LAYOUT)
                                                       CROSS REFERENCED AS "P"
------------------------------------------  ----------------------------  ----------------------------------------------  ----------
                                            FIELD              FORMAT                                                     LOAN FIELD
                 FIELD NAME                 NUMBER    TYPE     EXAMPLE                   DESCRIPTION/COMMENTS             REFERENCE
------------------------------------------  ----------------------------  ----------------------------------------------  ----------
DSCR (NOI) At Contribution                    48    Numeric      1.5      Should match the prospectus if available.          S66
------------------------------------------  ----------------------------  ----------------------------------------------  ----------
Appraisal Value At Contribution               49    Numeric  1000000.00                                                      S67
------------------------------------------  ----------------------------  ----------------------------------------------  ----------
Appraisal Date At Contribution                50       AN     YYYYMMDD                                                       S68
------------------------------------------  ----------------------------  ----------------------------------------------  ----------
Physical Occupancy At Contribution            51    Numeric      0.9                                                         S69
------------------------------------------  ----------------------------  ----------------------------------------------  ----------
Date of Last Inspection                       52       AN     YYYYMMDD    Date of last physical site inspection
------------------------------------------  ----------------------------  ----------------------------------------------  ----------
Preceding Fiscal Year Financial As of Date    53       AN     YYYYMMDD                                                       L58
------------------------------------------  ----------------------------  ----------------------------------------------  ----------
Preceding Fiscal Year Revenue                 54    Numeric  1000000.00                                                      L52
------------------------------------------  ----------------------------  ----------------------------------------------  ----------
Preceding Fiscal Year Operating Expenses      55    Numeric  1000000.00                                                      L53
------------------------------------------  ----------------------------  ----------------------------------------------  ----------
Preceding Fiscal Year NOI                     56    Numeric  1000000.00                                                      L54
------------------------------------------  ----------------------------  ----------------------------------------------  ----------
Preceding Fiscal Yr Debt Service Amount       57    Numeric  1000000.00   Calculate using P20(percentage) to get the
                                                                          allocated amount for each property                 L55
------------------------------------------  ----------------------------  ----------------------------------------------  ----------
Preceding Fiscal Year DSCR (NOI)              58    Numeric      1.3      Uses the property NOI and the allocated debt
                                                                          service amount                                     L56
------------------------------------------  ----------------------------  ----------------------------------------------  ----------
Preceding Fiscal Year Physical Occupancy      59    Numeric      0.9                                                         L57
------------------------------------------  ----------------------------  ----------------------------------------------  ----------
Second Preceding FY Financial As of Date      60       AN     YYYYMMDD                                                       L65
------------------------------------------  ----------------------------  ----------------------------------------------  ----------
Second Preceding Fiscal Year Revenue          61    Numeric  1000000.00                                                      L59
------------------------------------------  ----------------------------  ----------------------------------------------  ----------
Second Preceding FY Operating Expenses        62    Numeric  1000000.00                                                      L60
------------------------------------------  ----------------------------  ----------------------------------------------  ----------
Second Preceding Fiscal Year NOI              63    Numeric  1000000.00                                                      L61
------------------------------------------  ----------------------------  ----------------------------------------------  ----------
Second Preceding FY Debt Service Amount       64    Numeric  1000000.00   Calculate using P20(percentage) to get the
                                                                          allocated amount for each property                 L62
------------------------------------------  ----------------------------  ----------------------------------------------  ----------
Second Preceding Fiscal Year DSCR (NOI)       65    Numeric      1.3      Uses the property NOI and the allocated debt
                                                                          service amount                                     L63
------------------------------------------  ----------------------------  ----------------------------------------------  ----------
Second Preceding FY Physical Occupancy        66    Numeric      0.9                                                         L64
------------------------------------------  ----------------------------  ----------------------------------------------  ----------
Property Contribution Date                    67       AN     YYYYMMDD    Date Property was contributed                      L85
------------------------------------------  ----------------------------  ----------------------------------------------  ----------
Most Recent Revenue                           68    Numeric  1000000.00   Most Recent Revenue                                L66
------------------------------------------  ----------------------------  ----------------------------------------------  ----------
Most Recent Operating Expenses                69    Numeric  1000000.00   Most Recent Operating Expenses                     L67
------------------------------------------  ----------------------------  ----------------------------------------------  ----------
Most Recent NOI                               70    Numeric  1000000.00   Most Recent Net Operating Income                   L68
------------------------------------------  ----------------------------  ----------------------------------------------  ----------
Most Recent Debt Service Amount               71    Numeric  1000000.00   Calculate using P20(percentage) to get the
                                                                          allocated amount for each property                 L69
------------------------------------------  ----------------------------  ----------------------------------------------  ----------
Most Recent DSCR (NOI)                        72    Numeric     2.55      Uses the property NOI and the allocated debt
                                                                          service amount                                     L70
------------------------------------------  ----------------------------  ----------------------------------------------  ----------
Most Recent Financial As of Start Date        73       AN     YYYYMMDD    Start date used to calculate Most Recent
                                                                          information either YTD or trailing 12 months       L72
------------------------------------------  ----------------------------  ----------------------------------------------  ----------
Most Recent Financial As of End Date          74       AN     YYYYMMDD    End date used to calculate Most Recent
                                                                          information either YTD or trailing 12 months       L73
------------------------------------------  ----------------------------  ----------------------------------------------  ----------
Most Recent Financial Indicator               75       AN      T or Y     T= Trailing 12 months Y = Year to Date             L82
------------------------------------------  ----------------------------  ----------------------------------------------  ----------
NCF At Contribution                           76    Numeric  1000000.00   Net Cash Flow At Contribution.   Should
                                                                          match the prospectus if available.                 S83
------------------------------------------  ----------------------------  ----------------------------------------------  ----------
DSCR (NCF) At Contribution                    77    Numeric      1.5      DSCR At Contribution using NCF to calculate.
                                                                          Should match the prospectus if available.          S84
------------------------------------------  ----------------------------  ----------------------------------------------  ----------
Preceding Fiscal Year NCF                     78    Numeric  1000000.00   Preceding Fiscal Year Net Cash Flow related
                                                                          to Financial As of Date P53.                       L92
------------------------------------------  ----------------------------  ----------------------------------------------  ----------

                                             COMMERCIAL MORTGAGE SECURITIES ASSOCIATION
                                                        CMSA "PROPERTY" FILE
                                                        (DATA RECORD LAYOUT)
                                                       CROSS REFERENCED AS "P"
---------------------------------  ---------------------------  --------------------------------------------------------  ----------
                                   FIELD              FORMAT                                                              LOAN FIELD
          FIELD NAME               NUMBER    TYPE     EXAMPLE                     DESCRIPTION/COMMENTS                    REFERENCE
---------------------------------  ---------------------------  --------------------------------------------------------  ----------
Preceding Fiscal Year DSCR (NCF)     79    Numeric     2.55     Preceding Fiscal Yr Debt Service Coverage Ratio using
                                                                NCF related to Financial As of Date P53.                     L93
---------------------------------  ---------------------------  --------------------------------------------------------  ----------
Second Preceding FY NCF              80    Numeric  1000000.00  Second Preceding Fiscal Year Net Cash Flow related to
                                                                Financial As of Date P60.                                    L94
---------------------------------  ---------------------------  --------------------------------------------------------  ----------
Second Preceding FY DSCR (NCF)       81    Numeric     2.55     Second Preceding Fiscal Year Debt Service Coverage
                                                                Ratio using Net Cash Flow related to Financial As of
                                                                Date P60.                                                    L95
---------------------------------  ---------------------------  --------------------------------------------------------  ----------
Most Recent NCF                      82    Numeric  1000000.00  Most Recent Net Cash Flow related to Financial As of
                                                                Date P74.                                                    L96
---------------------------------  ---------------------------  --------------------------------------------------------  ----------
Most Recent DSCR (NCF)               83    Numeric     2.55     Most Recent Debt Service Coverage Ratio using Net Cash
                                                                Flow related to Financial As of Date P74.                    L97
---------------------------------  ---------------------------  --------------------------------------------------------  ----------
NOI/NCF Indicator                    84       AN       Text     Indicates how NOI or Net Cash Flow was calculated
                                                                should be the same for each financial period.
                                                                See NOI/NCF Indicator Legend.                                L90
---------------------------------  ---------------------------  --------------------------------------------------------  ----------
Deferred Maintenance Flag            85       AN         N      Either Y=Yes or N= No, Deferred Maintenance
---------------------------------  ---------------------------  --------------------------------------------------------  ----------

           -------------------------------------------    ------------------------------------------------------------
                        PROPERTY TYPES CODE                                        NOI/NCF INDICATOR
                              LEGEND                                                     LEGEND
           -------------------------------------------    ------------------------------------------------------------
                   MF                 Multifamily         CMSA          Calculated using CMSA standard
                   RT                 Retail              PSA           Calculated using a definition given in the PSA
                   HC                 Health Care         U/W           Calculated using the underwriting method
                   IN                 Industrial          ------------------------------------------------------------
                   WH                 Warehouse
                   MH                 Mobile Home Park
                   OF                 Office
                   MU                 Mixed Use
                   LO                 Lodging
                   SS                 Self Storage
                   OT                 Other
                   SE                 Securities
       -----------------------------------------------

                                    EXHIBIT N

                           FORM OF CMSA FINANCIAL FILE

                                                ATTACHMENT A:
                                  CMSA FINANCIAL FILE - CATEGORY CODE MATRIX
------------------------------------------------------------------------------------------------------------
                                                                                 PROPERTY TYPE
                                                                    ----------------------------------------
                 CODE/                                                           MULTI-    HEALTH
              SORT ORDER                    DESCRIPTION             COMMERCIAL   FAMILY     CARE     LODGING
------------------------------------------------------------------------------------------------------------
INCOME
------------------------------------------------------------------------------------------------------------
              010GROSRNT     Gross Potential Rent                        o         o         o
              020VACANCY     Less: Vacancy/Collection Loss               o         o         o
              030BASERNT     Base Rent                                   o         o
              040EXPREMB     Expense Reimbursement                       o
              050PCTRENT     Percentage Rent                             o
              060ROOMREV     Room Revenue                                                               o
              070FOODBEV     Food & Beverage Revenues                                                   o
              080PHONE       Telephone Revenue                                                          o
              090OTHDREV     Other Departmental Revenue                                                 o
              100PVTPAY      Private Pay                                                     o
              110MEDCARE     Medicare/Medicaid                                               o
              120NURSING     Nursing/Medical Income                                          o
              130MEALS       Meals Income                                                    o
              140LAUNDRY     Laundry/Vending Income                                o
              150PARKING     Parking Income                              o         o
              160OTHERIN     Other Income                                o         o         o          o
------------------------------------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------------------------------------
              270ROOMS       Room (Department)                                                          o
              280FOODBEV     Food & Beverage (Departmental)                                             o
              290PHONE       Telephone Expenses (Departmental)                                          o
              300OTHDEPT     Other Dept. Expenses                                                       o
              310RETAXES     Real Estate Taxes                           o         o         o          o
              320PROPINS     Property Insurance                          o         o         o          o
              330UTILITI     Utilities                                   o         o         o          o
              340REPAIRS     Repairs and Maintenance                     o         o         o          o
              350JANITOR     Janitorial                                  o
              360FRANCHI     Franchise Fee                                                              o
              370MANAGEM     Management Fees                             o         o         o          o
              380PAYROLL     Payroll & Benefits                          o         o         o          o
              390MARKETI     Advertising & Marketing                     o         o         o          o
              400PROFESS     Professional Fees                           o         o         o          o
              410GENERAL     General and Administrative                  o         o         o          o
              420ROOMS       Room Expense - Housekeeping                                     o
              430MEALS       Meal expense                                                    o
              440OTHEREX     Other Expenses                              o         o         o          o
              450GROUNDR     Ground Rent                                 o         o         o          o
------------------------------------------------------------------------------------------------------------
RESRV & CAPEX
------------------------------------------------------------------------------------------------------------
              490LEASING     Leasing Commissions                         o
              500TENANTI     Tenant Improvements                         o
              510CAPEX       Capital Expenditures                        o         o         o          o
              520EXCAPEX     Extraordinary Capital Expenditures          o         o         o          o
------------------------------------------------------------------------------------------------------------
                 ---------------------------------------------------------------------------
                                                DATA TYPES
                 ---------------------------------------------------------------------------
                        YTD           Current Year - Year to Date
                        AN            Annual (prior 12 months' data...fiscal year - audited)
                        TR            Trailing 12 months' data
                        UB            Underwriting Base Line
                 ---------------------------------------------------------------------------

                 ---------------------------------------------------------------------------
                                             STATEMENT TYPES
                 ---------------------------------------------------------------------------
                        BOR           Borrower's Statement (as submitted)
                        ADJ           Adjustments to Borrower's Statement
                        NOR           Normalized Statement (to CMSA format)
                 ---------------------------------------------------------------------------

                                             ATTACHMENT B:
                                   CMSA FINANCIAL FILE SPECIFICATIONS
------------------------------------------------------------------------------------------------------
      RECORD LAYOUT
------------------------------------------------------------------------------------------------------
Fields:       Trans ID                 From CMSA Loan Setup File, Field #1
              Loan #                   From CMSA Property File, Field #2
              Property ID              From CMSA Property File, Field #4, Example:  1001-001
              YYYYMM                   Financial Statement Beginning Date
              YYYYMM                   Financial Statement Ending Date
              Data Type                See attached values
              Stmt Type                See attached values
              Category Code            See attached values
              Amount                   Example : 999999.99     Enter positive values except for
                                       adjustments, contra accounts or other negative numbers.
------------------------------------------------------------------------------------------------------
Key:          Trans ID
              Loan #
              Property ID              CMSA Property File, P4
              YYYYMM                   Financial Statement Ending Date
              Data Type
              Statement Type
              Category Code
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                 SAMPLE ASCII PRESENTATION (PREFERRED)
------------------------------------------------------------------------------------------------------
XX97D4, 12768-34,1001-001,199901,199903,YTD,NOR,010GROSRNT,999999.99
XX97D4, 12768-34,1001-001,199901,199903,YTD,NOR,020VACANCY,999999.99
XX97D4, 12768-34,1001-001,199901,199903,YTD,NOR,030BASERNT,999999.99
XX97D4, 12768-34,1001-001,199901,199903,YTD,NOR,160OTHERIN,999999.99
XX97D4, 12768-34,1001-001,199901,199903,YTD,NOR,310RETAXES,999999.99
XX97D4, 12768-34,1001-001,199901,199903,YTD,NOR,320PROPINS,999999.99
XX97D4, 12768-34,1001-001,199901,199903,YTD,NOR,330UTILITI,999999.99
XX97D4, 12768-34,1001-001,199901,199903,YTD,NOR,340REPAIRS,999999.99
XX97D4, 12768-34,1001-001,199901,199903,YTD,NOR,350JANITOR,999999.99
XX97D4, 12768-34,1001-001,199901,199903,YTD,NOR,370MANAGEM,999999.99
XX97D4, 12768-34,1001-001,199901,199903,YTD,NOR,380PAYROLL,999999.99
XX97D4, 12768-34,1001-001,199901,199903,YTD,NOR,390MARKETI,999999.99
XX97D4, 12768-34,1001-001,199901,199903,YTD,NOR,410GENERAL,999999.99
XX97D4, 12768-34,1001-001,199901,199903,YTD,NOR,440OTHEREX,999999.99
XX97D4, 12768-34,1001-001,199901,199903,YTD,NOR,500TENANTI,999999.99
XX97D4, 12768-34,1001-001,199901,199903,YTD,NOR,510CAPEX,999999.99
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                    SAMPLE SPREADSHEET PRESENTATION
------------------------------------------------------------------------------------------------------
                                     BEGIN    ENDING
TRANS ID    LOAN #      PROP ID     YYYYMM    YYYYMM    DATA TYPE    STMT TYPE    CATEGORY    AMOUNT
------------------------------------------------------------------------------------------------------
XX97D4     12768-34    1001-001     199901    199903       YTD          NOR      010GROSRNT  999999.99
XX97D4     12768-34    1001-001     199901    199903       YTD          NOR      020VACANCY  999999.99
XX97D4     12768-34    1001-001     199901    199903       YTD          NOR      030BASERNT  999999.99
XX97D4     12768-34    1001-001     199901    199903       YTD          NOR      160OTHERIN  999999.99
XX97D4     12768-34    1001-001     199901    199903       YTD          NOR      310RETAXES  999999.99
XX97D4     12768-34    1001-001     199901    199903       YTD          NOR      320PROPINS  999999.99
XX97D4     12768-34    1001-001     199901    199903       YTD          NOR      330UTILITI  999999.99
XX97D4     12768-34    1001-001     199901    199903       YTD          NOR      340REPAIRS  999999.99
XX97D4     12768-34    1001-001     199901    199903       YTD          NOR      350JANITOR  999999.99
XX97D4     12768-34    1001-001     199901    199903       YTD          NOR      370MANAGEM  999999.99
XX97D4     12768-34    1001-001     199901    199903       YTD          NOR      380PAYROLL  999999.99
XX97D4     12768-34    1001-001     199901    199903       YTD          NOR      390MARKETI  999999.99
XX97D4     12768-34    1001-001     199901    199903       YTD          NOR      410GENERAL  999999.99
XX97D4     12768-34    1001-001     199901    199903       YTD          NOR      440OTHEREX  999999.99
XX97D4     12768-34    1001-001     199901    199903       YTD          NOR      500TENANTI  999999.99
XX97D4     12768-34    1001-001     199901    199903       YTD          NOR      510CAPEX    999999.99
XX97D4     12768-34    1001-002     199901    199903       YTD          NOR      010GROSRNT  999999.99
XX97D4     12768-34    1001-002     199901    199903       YTD          NOR      020VACANCY  999999.99
XX97D4     12768-34    1001-002     199901    199903       YTD          NOR      030BASERNT  999999.99
XX97D4     12768-34    1001-002     199901    199903       YTD          NOR      160OTHERIN  999999.99
XX97D4     12768-34    1001-002     199901    199903       YTD          NOR      310RETAXES  999999.99
XX97D4     12768-34    1001-002     199901    199903       YTD          NOR      320PROPINS  999999.99
XX97D4     12768-34    1001-002     199901    199903       YTD          NOR      330UTILITI  999999.99
XX97D4     12768-34    1001-002     199901    199903       YTD          NOR      340REPAIRS  999999.99
XX97D4     12768-34    1001-002     199901    199903       YTD          NOR      350JANITOR  999999.99
XX97D4     12768-34    1001-002     199901    199903       YTD          NOR      370MANAGEM  999999.99
XX97D4     12768-34    1001-002     199901    199903       YTD          NOR      380PAYROLL  999999.99
XX97D4     12768-34    1001-002     199901    199903       YTD          NOR      390MARKETI  999999.99
XX97D4     12768-34    1001-002     199901    199903       YTD          NOR      410GENERAL  999999.99
XX97D4     12768-34    1001-002     199901    199903       YTD          NOR      440OTHEREX  999999.99
XX97D4     12768-34    1001-002     199901    199903       YTD          NOR      500TENANTI  999999.99
XX97D4     12768-34    1001-002     199901    199903       YTD          NOR      510CAPEX    999999.99
------------------------------------------------------------------------------------------------------

                                    EXHIBIT O

                          FORM OF CMSA LOAN SET-UP FILE

                                             COMMERCIAL MORTGAGE SECURITIES ASSOCIATION
                                                       CMSA "LOAN SETUP" FILE
                                                        (DATA RECORD LAYOUT)
                                                       CROSS REFERENCED AS "S"
-----------------------------    ---------------------------------------------------------------------------------------------------
        SPECIFICATION                                                    DESCRIPTION/COMMENTS
-----------------------------    ---------------------------------------------------------------------------------------------------
Acceptable Media Types           Magnetic Tape, Diskette, Electronic Transfer
Character Set                    ASCII
Field Delineation                Comma
Density (Bytes-Per-Inch)         1600 or 6250
Magnetic Tape Label              None (unlabeled)
Magnetic Tape Blocking Factor    10285 (17 records per block)
Physical Media Label             Servicer Name; Data Type (Collection Period Data); Density (Bytes-Per-Inch); Blocking Factor;
                                 Record Length
Return Address Label             Required for return of physical media (magnetic tape or diskette)
-----------------------------    ---------------------------------------------------------------------------------------------------

-----------------------------    ------------------------------------   ------------------------------------------------------------
                                  FIELD                    FORMAT
        FIELD NAME               NUMBER      TYPE         EXAMPLE                                     DESCRIPTION/COMMENTS
-----------------------------    ------------------------------------   ------------------------------------------------------------
Transaction Id                      1         AN          XXX97001      Unique Issue Identification Mnemonic
-----------------------------    ------------------------------------   ------------------------------------------------------------
Group Id                            2         AN          XXX9701A      Unique Indentification Number Assigned To Each Loan Group
                                                                        Within An Issue
-----------------------------    ------------------------------------   ------------------------------------------------------------
Loan Id                             3         AN       00000000012345   Unique Servicer Loan Number Number Assigned To Each
                                                                        Collateral Item In A Pool
-----------------------------    ------------------------------------   ------------------------------------------------------------
Prospectus Loan Id                  4         AN            123         Unique Identification Number Assigned To Each Collateral
                                                                        Item In The Prospectus
-----------------------------    ------------------------------------   ------------------------------------------------------------
Original Note Amount                5       Numeric      1000000.00     The Mortgage Loan Balance At Inception Of The Note
-----------------------------    ------------------------------------   ------------------------------------------------------------
Original Term Of Loan               6       Numeric         240         Original Number Of Months Until Maturity Of Loan
-----------------------------    ------------------------------------   ------------------------------------------------------------
Original Amortization Term          7       Numeric         360         Original Number Of Months Loan Amortized Over
-----------------------------    ------------------------------------   ------------------------------------------------------------
Original Note Rate                  8       Numeric        0.095        The Note Rate At Inception Of The Note
-----------------------------    ------------------------------------   ------------------------------------------------------------
Original Payment Rate               9       Numeric        0.095        Original Rate Payment Calculated On
-----------------------------    ------------------------------------   ------------------------------------------------------------
First Loan Payment Due Date        10         AN          YYYYMMDD      First Payment Date On The Mortgage Loan
-----------------------------    ------------------------------------   ------------------------------------------------------------
Grace Days Allowed                 11       Numeric          10         Number Of Days From Due Date Borrower Is Permitted To Remit
                                                                        Payment
-----------------------------    ------------------------------------   ------------------------------------------------------------
Interest Only (Y/N)                12         AN             Y          Y=Yes,  N=No
-----------------------------    ------------------------------------   ------------------------------------------------------------
Balloon (Y/N)                      13         AN             Y          Y=Yes,  N=No
-----------------------------    ------------------------------------   ------------------------------------------------------------
Interest Rate Type                 14       Numeric          1          1=Fixed, 2=Arm, 3=Step, 9=Other
-----------------------------    ------------------------------------   ------------------------------------------------------------
Interest Accrual Method Code       15       Numeric          1          1=30/360, 2=Actual/365, 3=Actual/360, 4=Actual/Actual,
                                                                        5=Actual/366, 6=Simple, 7=78's
-----------------------------    ------------------------------------   ------------------------------------------------------------
Interest in Arrears (Y/N)          16         AN             Y          Y=Yes,  N=No
-----------------------------    ------------------------------------   ------------------------------------------------------------
Payment Type Code                  17       Numeric          1          See Payment Type Code Legend
-----------------------------    ------------------------------------   ------------------------------------------------------------
Prepayment Lock-out End Date       18         AN          YYYYMMDD      Date After Which Loan Can Be Prepaid
-----------------------------    ------------------------------------   ------------------------------------------------------------
Yield Maintenance End Date         19         AN          YYYYMMDD      Date After Which Loan Can Be Prepaid Without Yield
                                                                        Maintenance
-----------------------------    ------------------------------------   ------------------------------------------------------------
Prepayment Premium End Date        20         AN          YYYYMMDD      Date After Which Loan Can Be Prepaid Without Penalty
-----------------------------    ------------------------------------   ------------------------------------------------------------
Prepayment Terms Description       21         AN            Text        Should reflect the information in Annex A or use the format of  LO(36), YM(28), 7(12), O(3).  If manually derived, the
                                                                        Cutoff Date should be the start date for period counting.
-----------------------------    ------------------------------------   ------------------------------------------------------------
ARM Index Code                     22         AN             A          See Arm Index Code Legend
-----------------------------    ------------------------------------   ------------------------------------------------------------

                                             COMMERCIAL MORTGAGE SECURITIES ASSOCIATION
                                                       CMSA "LOAN SETUP" FILE
                                                        (DATA RECORD LAYOUT)
                                                       CROSS REFERENCED AS "S"
-------------------------------------------   -----------------------------   ------------------------------------------------------
                                               FIELD              FORMAT
                 FIELD NAME                   NUMBER    TYPE     EXAMPLE                        DESCRIPTION/COMMENTS
-------------------------------------------   -----------------------------   ------------------------------------------------------
First Rate Adjustment Date                      23       AN      YYYYMMDD     Date Note Rate Originally Changed
-------------------------------------------   -----------------------------   ------------------------------------------------------
First Payment Adjustment Date                   24       AN      YYYYMMDD     Date Payment Originally Changed
-------------------------------------------   -----------------------------   ------------------------------------------------------
ARM Margin                                      25     Numeric    0.025       Rate Added To Index Used In The Determination Of The
                                                                              Gross Interest Rate
-------------------------------------------   -----------------------------   ------------------------------------------------------
Lifetime Rate Cap                               26     Numeric     0.15       Maximum Rate That The Borrower Must Pay On An Arm Loan
                                                                              Per The Loan Agreement
-------------------------------------------   -----------------------------   ------------------------------------------------------
Lifetime Rate Floor                             27     Numeric     0.05       Minimum Rate That The Borrower Must Pay On An Arm Loan
                                                                              Per The Loan Agreement
-------------------------------------------   -----------------------------   ------------------------------------------------------
Periodic Rate Increase Limit                    28     Numeric     0.02       Maximum Periodic Increase To The Note Rate Allowed Per
                                                                              The Loan Agreement
-------------------------------------------   -----------------------------   ------------------------------------------------------
Periodic Rate Decrease Limit                    29     Numeric     0.02       Minimum Periodic Decrease To The Note Rate Allowed Per
                                                                              The Loan Agreement
-------------------------------------------   -----------------------------   ------------------------------------------------------
Periodic Pay Adjustment Max-%                   30     Numeric     0.03       Max Periodic % Increase To The P&I Payment Allowed Per
                                                                              The Loan Agreement
-------------------------------------------   -----------------------------   ------------------------------------------------------
Periodic Pay Adjustment Max-$                   31     Numeric   5000.00      Max Periodic Dollar Increase To The P&I Payment
                                                                              Allowed Per The Loan Agreement
-------------------------------------------   -----------------------------   ------------------------------------------------------
Payment Frequency                               32     Numeric      1         1=Monthly, 3=Quarterly, 6=Semi-Annually, 12=Annually
-------------------------------------------   -----------------------------   ------------------------------------------------------
Rate Reset Frequency                            33     Numeric      1         1=Monthly, 3=Quarterly, 6=Semi-Annually, 12=Annually,
                                                                              365=Daily
-------------------------------------------   -----------------------------   ------------------------------------------------------
Pay Reset Frequency                             34     Numeric      1         1=Monthly, 3=Quarterly, 6=Semi-Annually, 12=Annually,
                                                                              365=Daily
-------------------------------------------   -----------------------------   ------------------------------------------------------
Rounding Code                                   35     Numeric      1         Rounding Method For Sum Of Index Plus Margin (See
                                                                              Rounding Code Legend)
-------------------------------------------   -----------------------------   ------------------------------------------------------
Rounding Increment                              36     Numeric   0.00125      Used In Conjunction With Rounding Code
-------------------------------------------   -----------------------------   ------------------------------------------------------
Index Look Back In Days                         37     Numeric      45        Use Index In Effect X Days Prior To Adjustment Date
-------------------------------------------   -----------------------------   ------------------------------------------------------
Negative Amortization Allowed (Y/N)             38       AN         Y         Y=Yes,  N=No
-------------------------------------------   -----------------------------   ------------------------------------------------------
Max Neg Allowed (% Of Orig Bal)                 39     Numeric    0.075       Max Lifetime % Increase to the Original Balance
                                                                              Allowed Per The Loan Agreement
-------------------------------------------   -----------------------------   ------------------------------------------------------
Maximum Negate Allowed ($)                      40     Numeric   25000.00     Max Lifetime Dollar Increase to the Original Balance
                                                                              Allowed Per The Loan Agreement
-------------------------------------------   -----------------------------   ------------------------------------------------------
Remaining Term At Contribution                  41     Numeric     240        Remaining Number Of Months Until Maturity Of Loan At
                                                                              Cutoff
-------------------------------------------   -----------------------------   ------------------------------------------------------
Remaining Amort Term At Contribution            42     Numeric     360        Remaining Number Of Months Loan Amortized Over At
                                                                              Cutoff
-------------------------------------------   -----------------------------   ------------------------------------------------------
Maturity Date At Contribution                   43       AN      YYYYMMDD     The Scheduled Maturity Date Of The Mortgage Loan At
                                                                              Contribution
-------------------------------------------   -----------------------------   ------------------------------------------------------
Scheduled Principal Balance At Contribution     44     Numeric  1000000.00    The Scheduled Principal Balance Of The Mortgage Loan
                                                                              At Contribution
-------------------------------------------   -----------------------------   ------------------------------------------------------
Note Rate At Contribution                       45     Numeric    0.095       Cutoff Annualized Gross Interest Rate Applicable To
                                                                              The Calculation Of Scheduled Interest
-------------------------------------------   -----------------------------   ------------------------------------------------------
Servicer And Trustee Fee Rate                   46     Numeric   0.00025      Cutoff Annualized Fee Paid To The Servicer And Trustee
-------------------------------------------   -----------------------------   ------------------------------------------------------
Fee Rate / Strip Rate 1                         47     Numeric   0.00001      Cutoff Annualized Fee/Strip Netted Against Current
                                                                              Note Rate = Net Rate
-------------------------------------------   -----------------------------   ------------------------------------------------------
Fee Rate / Strip Rate 2                         48     Numeric   0.00001      Cutoff Annualized Fee/Strip Netted Against Current
                                                                              Note Rate = Net Rate
-------------------------------------------   -----------------------------   ------------------------------------------------------
Fee Rate / Strip Rate 3                         49     Numeric   0.00001      Cutoff Annualized Fee/Strip Netted Against Current
                                                                              Note Rate = Net Rate
-------------------------------------------   -----------------------------   ------------------------------------------------------
Fee Rate / Strip Rate 4                         50     Numeric   0.00001      Cutoff Annualized Fee/Strip Netted Against Current
                                                                              Note Rate = Net Rate
-------------------------------------------   -----------------------------   ------------------------------------------------------
Fee Rate / Strip Rate 5                         51     Numeric   0.00001      Cutoff Annualized Fee/Strip Netted Against Current
                                                                              Note Rate = Net Rate
-------------------------------------------   -----------------------------   ------------------------------------------------------
Net Rate At Contribution                        52     Numeric    0.0947      Cutoff Annualized Interest Rate Applicable To The
                                                                              Calculation Of Remittance Interest
-------------------------------------------   -----------------------------   ------------------------------------------------------
Periodic P&I Payment At Contribution            53     Numeric   3000.00      The Periodic Scheduled Principal & Interest Payment at
                                                                              Contribution
-------------------------------------------   -----------------------------   ------------------------------------------------------
# Of Properties at Contribution                 54     Numeric      13        L86 - The Number Of Properties Underlying The Mortgage
                                                                              Loan
-------------------------------------------   -----------------------------   ------------------------------------------------------
Property Name                                   55       AN        Text       P7 - If Multiple properties print "Various"
-------------------------------------------   -----------------------------   ------------------------------------------------------
Property Address                                56       AN        Text       P8 - If Multiple properties print "Various"
-------------------------------------------   -----------------------------   ------------------------------------------------------

                                             COMMERCIAL MORTGAGE SECURITIES ASSOCIATION
                                                       CMSA "LOAN SETUP" FILE
                                                        (DATA RECORD LAYOUT)
                                                       CROSS REFERENCED AS "S"
-------------------------------------   ---------------------------  ---------------------------------------------------------------
                                         FIELD             FORMAT
                   FIELD NAME           NUMBER   TYPE     EXAMPLE                           DESCRIPTION/COMMENTS
-------------------------------------   ---------------------------  ---------------------------------------------------------------
Property City                             57      AN        Text     P9 - If Multiple properties have the same city then print the city, otherwise print "Various".  Missing information print
                                                                     "Incomplete"
-------------------------------------   ---------------------------  ---------------------------------------------------------------
Property State                            58      AN        Text     P10 - If Multiple properties have the same state then print the state, otherwise print "XX" to represent various. Missing
                                                                     information print "ZZ"
-------------------------------------   ---------------------------  ---------------------------------------------------------------
Property Zip Code                         59      AN        Text     P11 - If Multiple properties have the same zip code then print the zip code, otherwise print "Various". Missing information print "Incomplete"
-------------------------------------   ---------------------------  ---------------------------------------------------------------
Property County                           60      AN        Text     P12 - If Multiple properties have the same county then print the county, otherwise print "Various". Missing information print "Incomplete"
-------------------------------------   ---------------------------  ---------------------------------------------------------------
Property Type Code                        61      AN         MF      P13 -  If Multiple properties have the same property type code then print the property code, otherwise print "XX" to represent various.  Missing information print "ZZ"
-------------------------------------   ---------------------------  ---------------------------------------------------------------
Net Square Feet At Contribution           62    Numeric    25000     P16 - For Multiple properties, if all the same Property Type, sum the values, if missing any leave empty
-------------------------------------   ---------------------------  ---------------------------------------------------------------
# Of Units/Beds/Rooms At Contribution     63    Numeric      75      P17 - For Multiple properties, if all the same Property Type, sum the values, if missing any leave empty
-------------------------------------   ---------------------------  ---------------------------------------------------------------
Year Built                                64      AN        YYYY     P14 - If Multiple properties have the same Year Built then print Year Built else leave empty
-------------------------------------   ---------------------------  ---------------------------------------------------------------
NOI At Contribution                       65    Numeric  100000.00   P47 - If Multiple properties sum the values, if missing any
                                                                     then populate using the "DSCR Indicator Legend" rule.   Should
                                                                     match the prospectus if available.
-------------------------------------   ---------------------------  ---------------------------------------------------------------
DSCR (NOI) At Contribution                66    Numeric     2.11     P48 - If Multiple properties populate using the "DSCR Indicator
                                                                     Legend" rule. DSCR At Contribution using NOI.   Should match
                                                                     the prospectus if available.
-------------------------------------   ---------------------------  ---------------------------------------------------------------
Appraisal Value At Contribution           67    Numeric  1000000.00  P49 -  If Multiple properties sum the values , if missing any then leave empty
-------------------------------------   ---------------------------  ---------------------------------------------------------------
Appraisal Date At Contribution            68      AN      YYYYMMDD   P50 - If Multiple properties and all the same then print the date, if missing any then leave empty
-------------------------------------   ---------------------------  ---------------------------------------------------------------
Physical Occupancy At Contribution        69    Numeric     0.88     P51 -  If Multiple properties, Use weighted average by using the calculation [ Current Allocated % (Prop) * Occupancy
                                                                     (Oper) ] for each Property, if missing one then leave empty
-------------------------------------   ---------------------------  ---------------------------------------------------------------
Revenue At Contribution                   70    Numeric  100000.00   P45 -  If Multiple properties then sum the value, if missing any then populate using the "DSCR Indicator Legend" rule.
                                                                     Should match the prospectus if available.
-------------------------------------   ---------------------------  ---------------------------------------------------------------
Operating Expenses At Contribution        71    Numeric  100000.00   P46 -  If Multiple properties then sum the value, if missing any then populate using the "DSCR Indicator Legend" rule.
                                                                     Should match the prospectus if available.
-------------------------------------   ---------------------------  ---------------------------------------------------------------
Contribution Financials As Of Date        72      AN      YYYYMMDD   P44 - If Multiple properties and all the same then print the date, if missing any then leave empty
-------------------------------------   ---------------------------  ---------------------------------------------------------------
Recourse (Y/N)                            73      AN         Y       Y=Yes,  N=No
-------------------------------------   ---------------------------  ---------------------------------------------------------------
Ground Lease (Y/S/N)                      74      AN         Y       Y=Yes, S=Subordinate, N= No ground lease, P22 - If Multiple properties and any one property is "Y" or "S" print  "Y"
-------------------------------------   ---------------------------  ---------------------------------------------------------------

                                             COMMERCIAL MORTGAGE SECURITIES ASSOCIATION
                                                       CMSA "LOAN SETUP" FILE
                                                        (DATA RECORD LAYOUT)
                                                       CROSS REFERENCED AS "S"
-----------------------------------  ---------------------------  ------------------------------------------------------------------
                                      FIELD             FORMAT
            FIELD NAME               NUMBER   TYPE     EXAMPLE                          DESCRIPTION/COMMENTS
-----------------------------------  ---------------------------  ------------------------------------------------------------------
Cross-Collateralized Loan Grouping     75      AN        Text     P6 - All Loans With The Same Value Are Crossed, For example :
                                                                  "X02-1" would be populated in this field for all related loans,
                                                                  "X02-2" would be populated for the next group of related loans.
-----------------------------------  ---------------------------  ------------------------------------------------------------------
Collection Of Escrows (Y/N)            76      AN         Y       Y=Yes,  N=No  -  Referring to Taxes and Insurance
-----------------------------------  ---------------------------  ------------------------------------------------------------------
Collection Of Other Reserves (Y/N)     77      AN         Y       Y=Yes,  N=No -  Referring to Reserves other than Taxes and
                                                                  Insurance.  If any property has a value > 0 in P23,  this field should be "Y"
-----------------------------------  ---------------------------  ------------------------------------------------------------------
Lien Position At Contribution          78    Numeric      1       1=First, 2=Second...
-----------------------------------  ---------------------------  ------------------------------------------------------------------
Hyper Amortizing Begin Date            79      AN      YYYYMMDD   L81 - Date used to track Anticipated Repayment Date Loans
-----------------------------------  ---------------------------  ------------------------------------------------------------------
Defeasance Option Start Date           80      AN      YYYYMMDD   Date loan can start defeasance
-----------------------------------  ---------------------------  ------------------------------------------------------------------
Defeasance Option End Date             81      AN      YYYYMMDD   Date that defeasance ends
-----------------------------------  ---------------------------  ------------------------------------------------------------------
Last Setup Change Date                 82      AN      YYYYMMDD   L83 - Distribution Date that the information was last changed by loan
-----------------------------------  ---------------------------  ------------------------------------------------------------------
NCF At Contribution                    83    Numeric  100000.00   P76 - If Multiple properties sum the values, if missing any then populate using the "DSCR Indicator Legend" rule.  Net Cash Flow At
                                                                  Contribution.   Should match the prospectus if available.
-----------------------------------  ---------------------------  ------------------------------------------------------------------
DSCR (NCF) At Contribution             84    Numeric     2.11     P77 - If Multiple properties populate using the "DSCR Indicator
                                                                  Legend" rule. DSCR At Contribution using NCF to calculate.  Should match the prospectus if available.
-----------------------------------  ---------------------------  ------------------------------------------------------------------
DSCR Indicator at Contribution         85      AN        Text     Flag used to explain how the DSCR was calculated when there are multiple properties.  See DSCR Indicator Legend.
-----------------------------------  ---------------------------  ------------------------------------------------------------------
Loan Contributor to Securitization     86      AN        Text     Name of entity ultimately responsible for the reps and warranties of the loan contributed
-----------------------------------  ---------------------------  ------------------------------------------------------------------
Credit Tenant Lease                    87      AN         Y       L101 - Y=Yes,  N=No
-----------------------------------  ---------------------------  ------------------------------------------------------------------

                                             COMMERCIAL MORTGAGE SECURITIES ASSOCIATION
                                                       CMSA "LOAN SETUP" FILE
                                                        (DATA RECORD LAYOUT)
                                                       CROSS REFERENCED AS "S"
------------------------------------------------    --------------------------------------------------------------------------------
                  ROUNDING CODE                                                      ARM INDEX CODE
                     LEGEND                                                              LEGEND
------------------------------------------------    --------------------------------------------------------------------------------
 1         Unrounded                                 A         11 FHLB COFI  (1 Month)
 2         Nearest Percentage Increment              B         11 FHLB COFI  (6 Month)
 3         Up To Nearest Percentage Increment        C         1 Year CMT Weekly Average Treasury
 4         Down To Nearest Percentage Increment      D         3 Year CMT Weekly Average Treasury
------------------------------------------------     E         5 Year CMT Weekly Average Treasury
                                                     F         Wall Street Journal Prime Rate
------------------------------------------------     G         1 Month LIBOR
               PROPERTY TYPES CODE                   H         3 Month LIBOR
                     LEGEND                          I         6 Month LIBOR
------------------------------------------------     J         National Mortgage Index Rate
 MF        Multifamily                                         All Others Use Short Text Description
 RT        Retail                                   --------------------------------------------------------------------------------
 HC        Health Care
 IN        Industrial                               --------------------------------------------------------------------------------
 WH        Warehouse                                                                PAYMENT TYPE CODE
 MH        Mobile Home Park                                                              LEGEND
 OF        Office                                   --------------------------------------------------------------------------------
 MU        Mixed Use                                 1         Fully Amortizing
 LO        Lodging                                   2         Amortizing Balloon
 SS        Self Storage                              3         Interest Only / Balloon
 OT        Other                                     4         Interest Only / Amortizing
 SE        Securities                                5         Interest Only / Amortizing / Balloon
------------------------------------------------     6         Principal Only
                                                     7         Hyper-Amortization
                                                     9         Other
                                                    --------------------------------------------------------------------------------

                                                    --------------------------------------------------------------------------------
                                                                                     DSCR INDICATOR
                                                                                         LEGEND
                                                    --------------------------------------------------------------------------------
                                                     P         Partial - Not all properties received financials, servicer to leave empty
                                                     A         Average - Not all properties received financials, servicer allocates
                                                               Debt Service only to properties where financials are received.
                                                     F         Full - All Statements Collected for all properties
                                                     W         Worst Case - Not all properties received financials, servicer allocates 100% of Debt Service to all properties where financials are received.
                                                     N         None Collected - no financials were received
                                                     C         Consolidated-All properties reported on 1 "rolled up" financial from the borrower
                                                    --------------------------------------------------------------------------------

                                    EXHIBIT P

                   FORM OF COMPARATIVE FINANCIAL STATUS REPORT

                     CMSA INVESTOR REPORTING PACKAGE
                   COMPARATIVE FINANCIAL STATUS REPORT
                                  as of
                        ( Property Level Report )


Operating Information Reflected As NOI ___or NCF ___

P4        P9        P10       P52            P21            L8        P57

                              Last           Current                  Allocated
                              Property       Allocated      Paid      Annual
Property                      Inspection     Loan           Thru      Debt
ID        City      State     Date           Amount         Date      Service
                              yyyymmdd

List all properties currently in deal with or without information largest to smallest loan


This report should reflect the information provided in the CMSA Property File and CMSA Loan Periodic Update File





Total                                         $                        $








P44            P51       P45       P47 or P76          P48 or P77

                           ORIGINAL UNDERWRITING
                             INFORMATION

BASE YEAR


Financial
Info as of     %         Total          $                   (1)
   Date       Occ       Revenue      NOI/NCF               DSCR

yyyymmdd




Total:       **WA       $            $                     WA






P60            P66       P61       P63 or P80          P65 or P61


                  2ND PRECEDING ANNUAL OPERATING
                           INFORMATION

as of ___


Financial
Info as of     %         Total          $                   (1)
   Date       Occ       Revenue      NOI/NCF               DSCR

yyyymmdd






               WA        $            $                     WA






P53            P59       P54       P56 or P78          P58 or P79


  PRECEDING ANNUAL OPERATING
       INFORMATION

AS OF ___                          NORMALIZED


Financial
Info as of     %         Total          $                   (1)
   Date       Occ       Revenue      NOI/NCF               DSCR

yyyymmdd






               WA        $              $                    WA



P73       P74       P30         P29       P68       P70 or P82     P72 or P83


                      MOST RECENT FINANCIAL
                           INFORMATION
                      *NORMALIZED OR ACTUAL




FS Start  FS End    Occ As of   %          Total         $              (1)
 Date      Date       Date     Occ       Revenue      NOI/NCF           DSCR
yyyymmdd  yyyymmdd  yyyymmdd






           WA                             $            $                 WA









(2)
     NET CHARGE


PRECEDING & BASIS


            %
%         Total          (1)
Occ      Revenue         DSCR






WA        $               WA



(1) DSCR should match to Operating Statement Analysis Report and is normally calculated using NOI or NCF / Debt Service times the allocated loan percentage.

(2) Net change should compare the latest year to the Base Year.

*   As required by Trust Agreements.

** Weighted Averages should be computed and reflected if the data is relevant and applicable.

                                    EXHIBIT Q

                            FORM OF REO STATUS REPORT

                        CMSA INVESTOR REPORTING PACKAGE
                               REO STATUS REPORT
                               AS OF ____________
                            (PROPERTY LEVEL REPORT)


-----------------------------------------------------------------------------------------------------------------------------------
Operating Information Reflected As NOI_____ or NCF _____
-----------------------------------------------------------------------------------------------------------------------------------
                                                        P16
                                                        OR
   P4           P7           P13         P9     P10     P17      L8          P21        L37              L39             L38
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          (a)         (b)              (c)             (d)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                          ALLOCATED
                                                                           ENDING                        OTHER
                                                        SQ FT    PAID     SCHEDULED   TOTAL P&I          EXPENSE       TOTAL T&I
PROPERTY     PROPERTY     PROPERTY                       OR      TRHU       LOAN       ADVANCE           ADVANCE       ADVANCE
   ID         NAME          TYPE        CITY    STATE   UNITS    DATE      AMOUNT     OUTSTANDING      OUTSTANDING    OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
REO's data reflected at the property level for relationships with more than one (1) property should use the Allocated Ending
Scheduled Loan Amount, and prorate all advances and expenses or other loan level data as appropriate
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
(1) Use the following codes; App. - Appraisal, BPO - Brokers Opinion, Int - Internal Value.
-----------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
                                                               P58 OR
                                                              P72/P79
   P4                        L25        L11      P53 OR P74    OR P83      P24                        P25
---------------------------------------------------------------------------------------------------------------------------------
           (e)=a+b+c+d                                          (f)                                  (g)        (h)=(.90*g)-e
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     APPRAISAL
                                                                                       BPO OR
                                                                                      INTERNAL     APPRAISAL
                           CURRENT                 LTM         LTM                      VALUE       BPO OR       LOSS USING
PROPERTY        TOTAL      MONTHLY    MATURITY    NOI/NCF      DSCR       VALUATION    SOURCE      INTERNAL      90% APPR. OR
   ID          EXPOSURE      P&I        DATE        DATE     (NOI/NCF)      DATE         (1)         VALUE          BPO(F)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------







-------------------------------------------------------------------------------------


   P4            L99           L77           P28          P26
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

                                                          DATE
                TOTAL                                     ASSET
              APPRAISAL                      REO         EXPECTED
PROPERTY      REDUCTION      TRANSFER    ACQUISITION      TO BE
   ID          REALIZED       DATE           DATE        RESOLVED       COMMENTS
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------


                                    EXHIBIT R

                       FORM OF SERVICER WATCH LIST REPORT

                        CMSA INVESTOR REPORTING PACKAGE
                              SERVICER WATCH LIST
                               AS OF _____________
                               (LOAN LEVEL REPORT)

Operating Information Reflected As NOI _____ or NCF _____

---------------------------------------------------------------------------------------------------------------------------------
    S4          S55        S61      S57    S58        L7         L8      L11     L56/L93   L70/L97
---------------------------------------------------------------------------------------------------------------------------------
                                                                                PRECEDING   MOST
                                                    ENDING      PAID            FISCAL YR  RECENT
PROSPECTUS   PROPERTY   PROPERTY                   SCHEDULED    THRU  MATURITY    DSCR      DSCR
  LOAN ID      NAME       TYPE     CITY   STATE  LOAN BALANCE   DATE    DATE     NOI/NCF   NOI/NCF   COMMENT/ACTION TO BE TAKEN
---------------------------------------------------------------------------------------------------------------------------------

List all loans on watch list in descending balance order.
Comment section should include reason and other pertinent information.
Should not include loans that are specially serviced.

WATCH LIST SELECTION CRITERIA SHOULD BE FOOTNOTED ON THE REPORT. THE CRITERIA MAY BE DICTATED AS PER THE PSA OR THE
SERVICER'S INTERNAL POLICY.





Total:                                            $
---------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT S

                      FORM OF DELINQUENT LOAN STATUS REPORT

                        CMSA INVESTOR REPORTING PACKAGE
                         DELINQUENT LOAN STATUS REPORT
                               AS OF ___________
                              (LOAN LEVEL REPORT)




-----------------------------------------------------------------------------------------------------------------------------------
Operating Information Reflected As NOI _____ or NCF _____

S4       S55       S61       S57      S58    S62 or S63   L8         L7           L37        L39         L38                  L25
                                                               (a)         (b)          (c)          (d)        (e)=a+b=c+d
Loan
Prosp-                                                   Paid    Ending     Total P&I  Other Expense Total T&I      Total    Current
ectus   Property  Property                   Sq Ft or    Thru   Scheduled   Advances      Advance     Advances     Exposure  Monthly
 ID       Name     Type      City    State     Units     Date  Loan Balance Outstanding Outstanding  Outstanding               P&I

-----------------------------------------------------------------------------------------------------------------------------------
LOANS IN FORECLOSURE AND NOT REO
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
90 + DAYS DELINQUENT
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
60 TO 89 DAYS DELINQUENT
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
30 TO 59 DAYS DELINQUENT
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CURRENT AND AT SPECIAL SERVICER
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
FCL = Foreclosure
LTM = Latest 12 Months either Last Normalized Annual, Normalized YTD or Trailing 12 months, if available.
-----------------------------------------------------------------------------------------------------------------------------------
*Workout Strategy should match the CMSA Loan Periodic Update File using abbreviated words in place of a code number such as (FCL - In Foreclosure, MOD - Modification, DPO - Discount Payoff, NS - Note Sale,
BK - Bankruptcy, PP - Payment Plan, TBD - To be determined etc...). It is possible to combine the status codes if the loan is going in more than one direction (i.e. FCL/Mod, BK/Mod, BX/FCL/DPO).
**BPO - Broker opinion
-----------------------------------------------------------------------------------------------------------------------------------

                                          L54 or       L56 or
                                         L68/L92 or    L70/L93 or
                                            L96          L97
  L10         L11        L58 or L73                                  L74         L75
                                                                                (f)          (.90*f)-e
                                                                              Appraisal
Current                                                                        BPO or        Loss using
Interest   Maturity     LTM/NOI/NCF         LTM        LTM DSCR   Valuation    Internal    90% Approx. or
 Rate        Date          Date           NOI/NCF     (NOI/NCF)     Date        Value**        BPO (f)
-----------------------------------------------------------------------------------------------------------------------------------
LOANS IN FORECLOSURE AND NOT REO
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
90 + DAYS DELINQUENT
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
60 TO 89 DAYS DELINQUENT
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
30 TO 59 DAYS DELINQUENT
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CURRENT AND AT SPECIAL SERVICER
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

   L99          L77            L79                 L76

   Total                     Date Asset
 Appraisal                 Expected to be
 Reduction   Transfer       Resolved or          Workout
  Realized     Date         Foreclosed          Strategy*     Comments
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
LOANS IN FORECLOSURE AND NOT REO
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
90 + DAYS DELINQUENT
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
60 TO 89 DAYS DELINQUENT
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
30 TO 59 DAYS DELINQUENT
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CURRENT AND AT SPECIAL SERVICER
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT T

                   FORM OF HISTORICAL LOAN MODIFICATION REPORT

                         CMSA INVESTOR REPORTING PACKAGE
                      HISTORICAL LOAN MODIFICATION REPORT
                             AS OF _______________
                              (LOAN LEVEL REPORT)

-----------------------------------------------------------------------------------------------------------------------------------
   S4            S57        S58          L49                         L48           L7*            L7*            L50*
                                                                                 Balance
                                                                                  When
                                         Mod/      Extension per    Effective    Sent to     Balance at the
Prospectus                            Extension       Docs or        Date of     Special    Effective Date of    Old
   ID           City      State          Flag        Servicer     Modification   Servicer     Modification       Rate
-----------------------------------------------------------------------------------------------------------------------------------
THIS REPORT IS HISTORICAL
-----------------------------------------------------------------------------------------------------------------------------------
Information is as of modification. Each line should not change in the future. Only new modifications should be added.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR ALL LOANS:
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
*The information in these columns is from a particular point in time and should not change on this report once assigned.
-----------------------------------------------------------------------------------------------------------------------------------
 Future modifications done on the same loan are additions to the report.
-----------------------------------------------------------------------------------------------------------------------------------
(1) Actual principal loss taken by bonds
-----------------------------------------------------------------------------------------------------------------------------------
(2) Expected future loss due to a rate reduction. This is just an estimate calculated at the time of the modification.
-----------------------------------------------------------------------------------------------------------------------------------


              L50*      L25*      L25*      L11*       L11*                    L47
                                                                                          (2) Est.
                                                                                           Future
                                                                                          Interest
                                                                 Total #       (1)         Loss to
 # Mths                                                          Mths for    Realized      Trust $
for Rate      New                 New      Old        New        Change       Loss to        (Rate
 Change      Rate     Old P&I     P&I    Maturity   Maturity     of Mod      Trust $      Reduction)     Comment
------------------------------------------------------------------------------------------------------------------------------------
THIS REPORT IS HISTORICAL
-----------------------------------------------------------------------------------------------------------------------------------
Information is as of modification. Each line should not change in the future. Only new modifications should be added.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR ALL LOANS:
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
*The information in these columns is from a particular point in time and should not change on this report once assigned.
-----------------------------------------------------------------------------------------------------------------------------------
 Future modifications done on the same loan are additions to the report.
-----------------------------------------------------------------------------------------------------------------------------------
(1) Actual principal loss taken by bonds
-----------------------------------------------------------------------------------------------------------------------------------
(2) Expected future loss due to a rate reduction. This is just an estimate calculated at the time of the modification.
-----------------------------------------------------------------------------------------------------------------------------------



                                    EXHIBIT U

                      FORM OF HISTORICAL LIQUIDATION REPORT

                        CMSA INVESTOR REPORTING PACKAGE
                         HISTORICAL LIQUIDATION REPORT
                   (REO-SOLD, DISCOUNTED PAYOFF OR NOTE SALE)
                               AS OF ____________
                              (LOAN LEVEL REPORT)


---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
    S4           S55           S61       S57       S58                        L75            L29                       L45
---------------------------------------------------------------------------------------------------------------------------------
                                                            (c)=b/a           (a)                           (b)       (d)
---------------------------------------------------------------------------------------------------------------------------------
                                                                %           LATEST
                                                             RECEIVED      APPRAISAL      EFFECTIVE                NET AMT
PROSPECTUS     PROPERTY     PROPERTY                           FROM        OR BROKERS      DATE OF       SALES     RECEIVED
 LOAN ID        NAME         TYPE         CITY     STATE    LIQUIDATION     OPINION      LIQUIDATION     PRICE     FROM SALE
---------------------------------------------------------------------------------------------------------------------------------
THIS REPORT IS HISTORICAL
---------------------------------------------------------------------------------------------------------------------------------
All information is from the liquidation date and does not need to be updated.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
TOTAL ALL LOANS:
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH ONLY:
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
(h) Servicing Fee Expense includes fees such as Liquidation or Disposition fees charged by the Special Servicer.
---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
    S4           L7             L37            L39+L38                                         L47
--------------------------------------------------------------------------------------------------------------------------------
                 (e)             (f)             (g)            (h)        (i)=d-(f+g+h)       (k)                  (m)
--------------------------------------------------------------------------------------------------------------------------------
                                                TOTAL T&I
                                                AND OTHER                                                   DATE
                 ENDING         TOTAL P&I       EXPENSES        SERVICING                                   LOSS
PROSPECTUS      SCHEDULED        ADVANCE         ADVANCE          FEES                        REALIZED     PASSED    MINOR ADJ
 LOAN ID         BALANCE       OUTSTANDING     OUTSTANDING      EXPENSE      NET PROCEEDS     LOSS         THRU     TO TRUST
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------



------------------------------------------------------------
    S4
------------------------------------------------------------
                            (n)=k+m         (o)=n/e
------------------------------------------------------------
                DATE OF
                 MINOR
                 ADJ         TOTAL LOSS    LOSS % OF
PROSPECTUS      PASSED        WITH         SCHEDULED
 LOAN ID         THRU       ADJUSTMENT     BALANCE
------------------------------------------------------------
------------------------------------------------------------

------------------------------------------------------------

------------------------------------------------------------

------------------------------------------------------------

------------------------------------------------------------

------------------------------------------------------------

------------------------------------------------------------


                                    EXHIBIT V

                        FORM OF NOI ADJUSTMENT WORKSHEET

                       COMMERCIAL NOI ADJUSTMENT WORKSHEET
      (includes Retail/Office/Industrial/Warehouse/Mixed Use/Self Storage)
                                 AS OF MM/DD/YY

===================================================================================================================
PROPERTY OVERVIEW
                                             -------------
PROSPECTUS ID
                                             ------------------------------------
Current Scheduled Loan Balance/Paid to Date                                       Current Allocated Loan Amount %
                                             ------------------------------------
Property Name
                                             ------------------------------------
Property Type
                                             ------------------------------------
Property Address, City, State
                                             ------------------------------------
Net Rentable SF/Units/Pads, Beds                                       Use second box to specify sqft., units...
                                             -------------------------
Year Built/Year Renovated
                                             -------------------------
Cap Ex Reserve (anually)/per Unit etc. (1)                             specify annual/per unit...
                                             -------------------------
Year of Operations
                                             -------------
Occupancy Rate (physical)
                                             -------------
Occupancy Date
                                             -------------
Average Rental Rate
                                             -------------

                                             (1) Total $ amount of Capital Reserves required annually by loan documents, excl. Leasing Commission and TI's
===================================================================================================================

                                                 YYY                                                          NOTES
                                               BORROWER             ADJUSTMENT                    NORMALIZED
                                                ACTUAL

INCOME:
                                      ----------------------------------------------------------------------------------------------
  Statement Classification
                                      ----------------------------------------------------------------------------------------------
  Gross Potential Rent (2)
                                      ----------------------------------------------------------------------------------------------
    Less: Vacancy Loss
                                      ----------------------------------------------------------------------------------------------
         OR
                                      ----------------------------------------------------------------------------------------------
  Base Rent (2)
                                      ----------------------------------------------------------------------------------------------
  Expense Reimbursement
                                      ----------------------------------------------------------------------------------------------
  Percentage Rent
                                      ----------------------------------------------------------------------------------------------
  Parking Income
                                      ----------------------------------------------------------------------------------------------
  Other Income
                                      ----------------------------------------------------------------------------------------------
EFFECTIVE GROSS INCOME
                                      ----------------------------------------------------------------------------------------------
                                      (2) Use either Gross Potential (with Vacancy Loss) or Base Rents; use negative
                                          $amt for Vacancy Loss

OPERATING EXPENSES:
                                      ----------------------------------------------------------------------------------------------
  Real Estate Taxes
                                      ----------------------------------------------------------------------------------------------
  Property Insurance
                                      ----------------------------------------------------------------------------------------------
  Utilities
                                      ----------------------------------------------------------------------------------------------
  Repairs and Maintenance
                                      ----------------------------------------------------------------------------------------------
  Janitorial
                                      ----------------------------------------------------------------------------------------------
  Management Fees
                                      ----------------------------------------------------------------------------------------------
  Payroll & Benefits Expense
                                      ----------------------------------------------------------------------------------------------
  Advertising & Marketing
                                      ----------------------------------------------------------------------------------------------
  Professional fees
                                      ----------------------------------------------------------------------------------------------
  General and Administrative
                                      ----------------------------------------------------------------------------------------------
  Other Expenses
                                      ----------------------------------------------------------------------------------------------
  Ground Rent
                                      ----------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES
                                      ----------------------------------------------------------------------------------------------
OPERATING EXPENSE RATIO
                                      ----------------------------------------------------------------------------------------------
NET OPERATING INCOME
                                      ----------------------------------------------------------------------------------------------
  Leasing Commissions (3)
                                      ----------------------------------------------------------------------------------------------
  Tenant Improvements (3)
                                      ----------------------------------------------------------------------------------------------
  Capital Expenditures
                                      ----------------------------------------------------------------------------------------------
  Extraordinary Capital Expenditures
                                      ----------------------------------------------------------------------------------------------
TOTAL CAPITAL ITEMS
                                      ----------------------------------------------------------------------------------------------
                                      (3) Actual current yr, but normalize for annual if possible via contractual, U/W or other data

                                      ----------------------------------------------------------------------------------------------
NET CASH FLOW
                                      ----------------------------------------------------------------------------------------------
DEBT SERVICE (PER SERVICER)
                                      ----------------------------------------------------------------------------------------------
NET CASH FLOW AFTER DEBT SERVICE
                                      ----------------------------------------------------------------------------------------------
DSCR: (NOI/DEBT SERVICE)
                                      ----------------------------------------------------------------------------------------------
DSCR: (NCF/DEBT SERVICE)
                                      ----------------------------------------------------------------------------------------------
SOURCE OF FINANCIAL DATA:
                                      ----------------------------------------------------------------------------------------------
                                      (ie. operating statements, financial statements, tax return, other)

------------------------------------------------------------------------------------------------------------------------------------
NOTES AND ASSUMPTIONS: This report should be completed annually for "Normalization" of Borrower's numbers. Methodology used is per
MBA/CMSA Standard Methodology unless otherwise noted. The "Normalized" column and corresponding comments should roll through to the
Operating Statement Analysis Report.

INCOME: COMMENTS

EXPENSE: COMMENTS

CAPITAL ITEMS: COMMENTS

                                    EXHIBIT W

                   FORM OF OPERATING STATEMENT ANALYSIS REPORT

                 COMMERCIAL OPERATING STATEMENT ANALYSIS REPORT
      (includes Retail/Office/Industrial/Warehouse/Mixed Use/Self Storage)
                                 AS OF MM/DD/YY

===================================================================================================================
PROPERTY OVERVIEW
                                             -------------
PROSPECTUS ID
                                             ------------------------------------
Current Scheduled Loan Balance/Paid to Date                                       Current Allocated Loan Amount %
                                             ----------------------------------------------------------------------
Property Name
                                             ----------------------------------------------------------------------
Property Type
                                             ----------------------------------------------------------------------
Property Address, City, State
                                             ----------------------------------------------------------------------
Net Rentable SF/Units/Pads, Beds                                       Use second box to specify sqft., units...
                                             -------------------------
Year Built/Year Renovated
                                             -------------------------
Cap Ex Reserve (anually)/per Unit. etc. (1)                             specify annual/per unit...
                                             ---------------------------------------------------------
Year of Operations                           UNDERWRITING   MM/DD/YY   MM/DD/YY   MM/DD/YY   MM/DD/YY
                                             ---------------------------------------------------------
Occupancy Rate (physical)
                                             ---------------------------------------------------------
Occupancy Date
                                             ---------------------------------------------------------
Average Rental Rate
                                             ---------------------------------------------------------

                                             (1) Total $ amount of Capital Reserves required annually by loan documents, excl. Leasing Commission and TI's
===================================================================================================================

INCOME:
                                      ----------------------------------------------------------------------------------------------
  Number of Mos. Covered                                                                (prcdng yr to base)(prcdng yr to 2nd prcdng)
                                      ----------------------------------------------------------------------------------------------
  Period Ended                        UNDERWRITING  3RD PRECEDING  2ND PRECEDING    PRECEDING YR.    TTM/YTD(2)  YYY-U/W   YYYY-YYYY
  Statement Classification(yr)         BASE LINE                                 (fm NOI Adj Sheet) as of / /XX  Variance  Variance
                                      ----------------------------------------------------------------------------------------------
  Gross Potential Rent (3)
                                      ----------------------------------------------------------------------------------------------
    Less: Vacancy Loss
                                      ----------------------------------------------------------------------------------------------
         OR
                                      ----------------------------------------------------------------------------------------------
  Base Rent (3)
                                      ----------------------------------------------------------------------------------------------
  Expense Reimbursement
                                      ----------------------------------------------------------------------------------------------
  Percentage Rent
                                      ----------------------------------------------------------------------------------------------
  Parking Income
                                      ----------------------------------------------------------------------------------------------
  Other Income
                                      ----------------------------------------------------------------------------------------------
*EFFECTIVE GROSS INCOME
                                      ----------------------------------------------------------------------------------------------
                                      (2) Servicer will not be expected to "Normalize" these YTD/TTM numbers.
                                      (3) Use either Gross Potential (with Vacancy Loss) or Base Rents; use negative
                                          $amt for Vacancy Loss

OPERATING EXPENSES:
                                      ----------------------------------------------------------------------------------------------
  Real Estate Taxes
                                      ----------------------------------------------------------------------------------------------
  Property Insurance
                                      ----------------------------------------------------------------------------------------------
  Utilities
                                      ----------------------------------------------------------------------------------------------
  Repairs and Maintenance
                                      ----------------------------------------------------------------------------------------------
  Janitorial
                                      ----------------------------------------------------------------------------------------------
  Management Fees
                                      ----------------------------------------------------------------------------------------------
  Payroll & Benefits
                                      ----------------------------------------------------------------------------------------------
  Advertising & Marketing
                                      ----------------------------------------------------------------------------------------------
  Professional fees
                                      ----------------------------------------------------------------------------------------------
  General and Administrative
                                      ----------------------------------------------------------------------------------------------
  Other Expenses
                                      ----------------------------------------------------------------------------------------------
  Ground Rent
                                      ----------------------------------------------------------------------------------------------
*TOTAL OPERATING EXPENSES
                                      ----------------------------------------------------------------------------------------------
OPERATING EXPENSE RATIO
                                      ----------------------------------------------------------------------------------------------
*NET OPERATING INCOME
                                      ----------------------------------------------------------------------------------------------
  Leasing Commissions
                                     ----------------------------------------------------------------------------------------------
  Tenant Improvements
                                      ----------------------------------------------------------------------------------------------
  Capital Expenditures
                                      ----------------------------------------------------------------------------------------------
  Extraordinary Capital Expenditures
                                      ----------------------------------------------------------------------------------------------
TOTAL CAPITAL ITEMS
                                      ----------------------------------------------------------------------------------------------
*NET CASH FLOW
                                      ----------------------------------------------------------------------------------------------
DEBT SERVICE (PER SERVICER)
                                      ----------------------------------------------------------------------------------------------
*NET CASH FLOW AFTER DEBT SERVICE
                                      ----------------------------------------------------------------------------------------------
*DSCR: (NOI/DEBT SERVICE)
                                      ----------------------------------------------------------------------------------------------
*DSCR: (NCF/DEBT SERVICE)
                                      ----------------------------------------------------------------------------------------------
SOURCE OF FINANCIAL DATA:
                                      ----------------------------------------------------------------------------------------------
                                      (ie. operating statements, financial statements, tax return, other)

------------------------------------------------------------------------------------------------------------------------------------
NOTES AND ASSUMPTIONS: Year above will roll, always showing a 3yr sequential history. Comments from the most recent NOI Adjustment
Worksheet should be carried forward to Operating Statement Analysis Report. Year-over-year variances (either higher or lower) must be explained and noted for the following: >10% DSCR CHANGE, >15% EGI/TOTAL OPERATING EXPENSES OR TOTAL CAPITAL ITEMS.

INCOME: COMMENTS

EXPENSE: COMMENTS

CAPITAL ITEMS: COMMENTS

* Used in the CMSA Comparative Financial Status Report/CMSA Property File/CMSA Loan Periodic Update File. Note that information for multiple property loans must be consolidated (if available) for reporting to the CMSA Loan Periodic Update file.

                                    EXHIBIT X

                     FORM OF LOAN PAYOFF NOTIFICATION REPORT

                      CSSA STANDARD INFORMATION PACKAGE - DRAFT
                         LOAN PAYMENT NOTIFICATION REPORT

                                AS OF ______________


        S4             S55            S61         S58           P7         P8         P10            P11         P93        P97
----------------------------------------------------------------------------------------------------------------------------------
                    SHORT NAME                                            PAID                                PRECEDING     MOST
   PROSPECTUS ID      (WHEN      PROPERTY TYPE   STATE      SCHEDULED     THRU      CURRENT        MATURITY   FISCAL YR    RECIENT
                   APPROPRIATE)                            LOAN BALANCE   DATE    INTEREST RATE      DATE       DSCR         DSCR
                                                                                                                 NCF         NCF
----------------------------------------------------------------------------------------------------------------------------------

Scheduled Payments






Unscheduled Payments






Total:                                                       $








              SERVICER ESTIMATED INFORMATION
--------------------------------------------------------------
                          EXPECTED              EXPECTED
        YIELD             PAYMENT             DISTRIBUTION
     MAINTENANCE           DATE                   DATE
--------------------------------------------------------------








THE BORROWER HAS ONLY REQUESTED THE INFORMATION TO PAY-OFF. THIS DOES NOT INDICATE A DEFINITE PAYMENT.

                                   EXHIBIT Y-1

         FORM OF INFORMATION REQUEST/INVESTOR CERTIFICATION FOR WEBSITE

                          ACCESS FROM CERTIFICATE OWNER


                                                              [Date]


LaSalle Bank National Association
135 South LaSalle Street
Chicago, Illinois  60603
Attention:      Asset-Backed Securities Trust Services
                Group-LB-UBS Commercial Mortgage Trust 2000-C4

         Re: LB-UBS Commercial Mortgage Trust 2000-C4, Commercial Mortgage Pass-Through Certificates, Series 2000-C4

         In accordance with the provisions of the Pooling and Servicing Agreement, dated as of September 11, 2000 (the "Pooling and Servicing Agreement"), among Structured Asset Securities Corporation, as depositor (the "Depositor"), ORIX Real Estate Capital Markets LLC as master servicer and special servicer, LaSalle Bank National Association as trustee (the "Trustee") and ABN AMRO Bank N.V. as fiscal agent, with respect to LB-UBS Commercial Mortgage Trust 2000-C4, Commercial Mortgage Pass-Through Certificates, Series 2000-C4 (the "Certificates"), the undersigned hereby certifies and agrees as follows:

         1.   The undersigned is a beneficial owner of the Class _____
              Certificates.

         2.   The undersigned is requesting (Please check as applicable):

         (i)  ____   the information (the "Information") identified on the
                     schedule attached hereto pursuant to Section 8.14 of the Pooling and Servicing Agreement; or

         (ii) ____   a password pursuant to Section 4.02 of the Pooling and
                     Servicing Agreement for access to information (also, the "Information") provided on the Trustee's Internet Website.

         3. In consideration of the Trustee's disclosure to the undersigned of the Information, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in evaluating its interest in Certificates, from its accountants and attorneys, and otherwise from such governmental or banking authorities to which the undersigned is subject), and such Information will not, without the prior written consent of the Trustee, be disclosed by the undersigned or by its officers, directors, partners, employees, agents or representatives (collectively, the "Representatives") in any manner whatsoever, in whole or in part; provided that the undersigned may provide all or any part of the Information to any other person or entity that holds or is contemplating the purchase of any Certificate or interest therein, but only if such person or entity confirms in writing such ownership interest or prospective ownership interest and agrees to keep it confidential.

         4. The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended, (the "Securities Act"), or the Securities Exchange Act of 1934, as amended, or would require registration of any Certificate pursuant to Section 5 of the Securities Act.

         IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereto by its duly authorized officer, as of the day and year written above.

                                       [BENEFICIAL HOLDER OF A CERTIFICATE]


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:


                                       --------------------------------------

                                       By:
                                          -----------------------------------
                                          Name:
                                               ------------------------------
                                          Title:
                                                -----------------------------

                                   EXHIBIT Y-2

         FORM OF INFORMATION REQUEST/INVESTOR CERTIFICATION FOR WEBSITE

                        ACCESS FROM PROSPECTIVE INVESTOR


                                                              [Date]


LaSalle Bank National Association
135 South LaSalle Street
Chicago, Illinois  60603
Attention:      Asset-Backed Securities Trust Services
                Group-LB-UBS Commercial Mortgage Trust 2000-C4

         Re: LB-UBS Commercial Mortgage Trust 2000-C4, Commercial Mortgage Pass-Through Certificates, Series 2000-C4

         In accordance with the provisions of the Pooling and Servicing Agreement, dated as of September 11, 2000 (the "Pooling and Servicing Agreement"), among Structured Asset Securities Corporation as depositor (the "Depositor"), ORIX Real Estate Capital Markets LLC as master servicer and special servicer, LaSalle Bank National Association, as trustee (the "Trustee") and ABN AMRO Bank N.V. as fiscal agent, with respect to LB-UBS Commercial Mortgage Trust 2000-C4, Commercial Mortgage Pass-Through Certificates, Series 2000-C4 (the "Certificates"), the undersigned hereby certifies and agrees as follows:

         1. The undersigned is contemplating an investment in the Class _____ Certificates.

         2.   The undersigned is requesting (please check as applicable):

         (i)  ____   information (the "Information") for use in evaluating the
                     possible investment described above as identified on the schedule attached hereto pursuant to Section 8.14 of the Pooling and Servicing Agreement; or

         (ii) ____   a password pursuant to Section 4.02 of the Pooling and
                     Servicing Agreement for access to information (also, the "Information") provided on the Trustee's Internet Website.

         3. In consideration of the Trustee's disclosure to the undersigned of the Information, the undersigned will keep the Information confidential (except from such outside person as are assisting it in making the investment decision described in paragraph 1 above, from its accountants and attorneys, and otherwise from such governmental or banking authorities and agencies to which the undersigned is subject), and such Information will not, without the prior written consent of the Trustee, be disclosed by the undersigned or by its officers, directors, partners, employees, agents or representatives (collectively, the "Representatives") in any manner whatsoever, in whole or in part.

         4. The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended (the

         "Securities Act"), or the Securities Exchange Act of 1934, as amended, or would require registration of any Certificate pursuant to Section 5 of the Securities Act.

         IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereto by its duly authorized officer, as of the day and year written above.

                                       [PROSPECTIVE HOLDER OF A CERTIFICATE]


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       ----------------------------------------

                                       By:
                                          -------------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

                                    EXHIBIT Z

                      DEPOSITOR'S ORGANIZATIONAL DOCUMENTS

                                    RESTATED

                          CERTIFICATE OF INCORPORATION

                   OF STRUCTURED ASSET SECURITIES CORPORATION

       -------------------------------------------------------------------

                 Pursuant to Sections 245 and 242 of the General
                    Corporation Law of the State of Delaware

       -------------------------------------------------------------------


         STRUCTURED ASSET SECURITIES CORPORATION, a Delaware corporation organized on January 2, 1987 under the name E. F. Hutton Mortgage Capital Inc., does hereby amend and restate its Restated Certificate of Incorporation, as heretofore amended, to read in its entirety as set forth below:

                                    ARTICLE I

                                      NAME

         The name of the corporation is Structured Asset Securities Corporation (the "Corporation").

                                   ARTICLE II

                       REGISTERED OFFICE; REGISTERED AGENT

         The street address of the registered office of the Corporation is 1013 Centre Road, City of Wilmington 19805, County of New Castle, and the name of its registered agent at that address is Corporation Service Company.

                                   ARTICLE III

                                    PURPOSES

         The purpose for which the Corporation is organized is:

         (a) To acquire, own, hold, transfer, assign, pledge and otherwise deal with the following (the "Mortgage Collateral"): (i) (A) "fully modified pass-through" mortgage-backed certificates guaranteed as to timely payment of principal and interest by the Government National Mortgage Association; (B) Guaranteed Mortgage Pass-Through Certificates issued and guaranteed as to timely payment of principal and interest by the Federal National Mortgage Association;
(C) Mortgage Participation Certificates issued and guaranteed as to timely payment of interest and principal, in most cases, by the Federal Home Loan Mortgage Corporation (collectively, the "Agency Certificates"); (D) securities representing interests in Agency Certificates; or (E) mortgage pass-through certificates or mortgage-collateralized bonds issued by any other entity with respect to or secured by a pool of mortgage loans (collectively, "Certificates") which are either owned by the Corporation or granted by a Borrower (as defined below) to secure payment of Mortgage Backed Notes (as defined below); (ii) mortgage notes and related mortgages, or interests therein (including, but not limited to, participation certificates with respect to such mortgage notes or related mortgages), or guaranteed notes, provided the guaranty is secured by a mortgage on real property (collectively, the "Pledged Mortgages"), which are either owned by the Corporation or granted by a Borrower to secure payment of a Mortgage Backed Note; (iii) mortgage backed notes evidencing loans made by the Corporation to commercial banks, saving and loan associations and savings banks, the deposits of which are insured by the Federal Deposit Insurance Corporation ("FDIC"), affiliates of FDIC insured institutions, and other entities which are not FDIC insured institutions but are engaged directly, or through the owners of such entities or their affiliates, in mortgage financing, origination or funding activities (e.g., mortgage bankers, home builders and state agencies), or to any other entity (collectively, the "Borrowers"), which loans are secured by Pledged Mortgages or Certificates ("Mortgage Backed Notes"); and (iv) real property and any improvements thereon, including commercial, multifamily and residential properties ("Properties");

         (b) To authorize, issue, sell and deliver bonds or other evidences of indebtedness ("Bonds") that are secured by a pledge or other assignment of Mortgage Collateral, reserve funds, guaranteed investment contracts, letters of credit, insurance contracts, surety bonds or any other credit enhancement device (collectively, the "Collateral"), and are rated in one of the four highest categories available by any nationally recognized statistical rating agency;

         (c) To serve as depositor of one or more trusts that may authorize, issue, sell and deliver Bonds or certificates of interest that are secured by a pledge or other assignment of, or represents an interest in, the Collateral and are rated in one of the four highest categories available by any nationally recognized rating agency; provided that one or more classes of an issue of such securities by such trust may be subordinate to other securities of such issue and not so rated; and

         (d) To do all such things as are reasonable or necessary to enable the Corporation to carry out any of the above, including entering into loan agreements, insurance agreements, servicing agreements, reimbursement agreements, issuing debt (subject to the provisions of this Article III,

Article VIII and Article X hereof) and selling residual interests in Mortgage Collateral or selling certificates of participation in any trust for which the Corporation serves as depositor.

                                   ARTICLE IV

                                AUTHORIZED STOCK

         The Corporation may issue 1,000 shares, divided into 1,000 shares of Common Stock with a par value of $1.00 per share. No additional Common Stock and no classes of Preferred Stock may be issued.

                                    ARTICLE V

                               BOARD OF DIRECTORS

         The Board of Directors shall consist of not less than one nor more than fifteen members, the exact number of which shall be fixed from time to time by the Board of Directors. The number of Directors may be changed as provided in the Bylaws. The Directors need not be elected by written ballot unless required by the Bylaws of the Corporation.

         At all times, at least one of the directors shall be an Independent Director. For the purposes of this certificate, "Independent Director" shall mean a director of the Corporation who shall at no time be or have been a director or officer of, or be employed by, any direct or ultimate parent, or Affiliate of any direct or ultimate parent of the Corporation, and who shall at no time hold any beneficial interest in the Corporation; provided, however, that such Independent Director may serve in similar capacities for other "special purpose corporations" formed by any direct or ultimate parent of the Corporation or any Affiliate; and "Affiliate" shall mean, with respect to any entity, any other entity other than the Corporation, controlling or controlled by or under common control with such entity, and "control" means the power to direct the management and policies of such entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. Each Independent Director, in voting on matters subject to the approval of the Board of Directors of the Corporation, shall at all times take into account the interests of creditors of the Corporation, as well as the interests of the Corporation.

                                   ARTICLE VI

                                     BYLAWS

         In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized and empowered to make, alter or repeal the Bylaws of the Corporation, subject to the reserved power of the stockholders to adopt, amend or repeal Bylaws which may include the power to restrict in any manner power granted to the Board of Directors by this Article VI.

                                   ARTICLE VII

                        LIMITATION ON DIRECTOR LIABILITY

         No Director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director; provided, however, that this limitation of liability of a Director shall not apply with respect to (i) any breach of the Director's duty of loyalty to the Corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) any liability arising under Section 174 of the General Corporation Law of the State of Delaware and (iv) any transaction from which the Director derives an improper personal benefit.

                                  ARTICLE VIII

                         LOAN AGREEMENTS AND INDENTURES

         The Corporation shall not do or perform any act expressly prohibited below:

              (i) The Corporation shall not incur, assume or guarantee any indebtedness except for such indebtedness that (a) is described in paragraph (b) or (c) of Article III hereof; (b) is a capital stock liability; (c) is an account payable and expense accrual incurred in the ordinary course of business, including fees and expenses payable pursuant to a collateral custody, pledge and security agreement entered into by any trustee or lender (collectively, the "Lenders") under any indenture, loan agreement or similar agreement to which the Corporation is party (collectively, the "Loan Agreements"); or (d) is short-term borrowing from affiliates for the purpose of paying organizational expenses of the Corporation and initial expenses of filing any registration statement with the Securities and Exchange Commission.

              (ii) The Corporation shall not engage in any business or activity other than in connection with or relating to the issuance of indebtedness evidenced by the Loan Agreements and such activities as are reasonable and necessary to enable the Corporation to carry out its purposes as set forth in Article III hereof.

              (iii) The Corporation shall not consolidate (other than for federal income tax purposes) or merge with or into any other entity or convey or transfer its properties and assets, substantially or in the entirety, to any entity (other than as described in paragraphs (a), (b), (c) or (d) of Article III hereof) unless (a) the entity (if other than the Corporation) formed or surviving such consolidation or merger, or that acquires by conveyance or transfer the properties and assets of the Corporation substantially or in the entirety, shall be organized and existing under the laws of the United States of America or any state thereof or the District of Columbia, and shall expressly assume, by a supplement to each Loan Agreement, executed and delivered to each Lender under each Loan Agreement, in form satisfactory to each Lender under each Loan Agreement, the due and punctual payment of the principal of and interest on all indebtedness then outstanding under each Loan Agreement and the performance of every covenant of each Loan Agreement on the part of the Corporation to be performed or observed and shall be subject to the restrictions set forth in this Certificate, (b) immediately after giving effect to such transaction, no default or event of default under any Loan Agreement shall have occurred and be continuing and (c) the Corporation shall have delivered to each Lender under each Loan Agreement an officers' certificate and an opinion of counsel, each stating that such consolidation, merger, conveyance or transfer and such supplement comply with the Loan Agreement and that all conditions precedent provided for in each such Loan Agreement relating to such transaction have been complied with.

              Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Corporation substantially as provided above, the entity formed by or surviving such consolidation or merger (if other than the Corporation) or the entity to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Corporation under each Loan Agreement with the same effect as if such entity had been named as the "Issuer" or "Borrower" therein. In the event of any conveyance or transfer, the entity named as the "Issuer" or "Borrower" in each such Loan Agreement or any successor that shall theretofore have become such in the manner prescribed in each such Loan Agreement may be dissolved, wound-up and liquidated at any time thereafter, and such entity thereafter shall be released from its liabilities as obligor and maker on all of the indebtedness, and from its obligations under the Loan Agreements.

              (iv) The Corporation shall not dissolve or liquidate, in whole or in part.

              (v) The Corporation shall not amend, alter, change or repeal any provision contained in this Article VIII, Article IX or Article X without (a) the affirmative vote in favor thereof of eighty percent (80%) of the then outstanding stock and (b) either (i) the prior written consent of each trustee under any indenture or other agreement pursuant to which publicly offered or privately placed debt or other securities of the Corporation or of any subsidiary thereof or business trust formed thereby has been issued and remains outstanding or (ii) if such securities are rated by a nationally recognized statistical rating agency, the prior delivery by each such rating agency of a letter to the effect that such amendment, alteration, change or repeal will not result in the qualification, reduction, or withdrawal of the applicable ratings of such securities.

                                   ARTICLE IX

                         COVENANTS REGARDING OPERATIONS

         The Corporation shall conduct its affairs in accordance with the following provisions:

              (i) The Corporation shall establish an office through which its business will be conducted separately and apart from that of any person or entity which is the owner of more than 50% of its outstanding stock, currently
         Shearson Lehman Hutton Inc. (the "Parent") (although the Parent may lease space to the Corporation).

              (ii) The Corporation shall maintain separate corporate records and books of account from those of the Parent. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

              (iii) The Corporation's funds shall not be commingled with those if its Parent or any of its subsidiaries of affiliates other than the Corporation.

              (iv) The Corporation's Board of Directors shall hold appropriate meetings to authorize all of its corporate actions.

              (v) The Corporation shall conduct its business so as not to mislead others as to the identity of the entity with which they are concerned.

              (vi) The Corporation shall provide for its operating expenses and liabilities from its own funds, which may include funds borrowed from affiliates (other than its Parent) (although certain organizational expenses of the Corporation may be paid by its Parent).

              (vii) The Corporation shall, when appropriate, obtain proper authorization from its Directors or stockholders for corporate action.

              (viii) The Corporation shall act solely in its corporate name and through its duly authorized officers or agents in the conduct of its business.

              (ix) The Corporation shall not hold itself out as being liable for the debts of any other entity (except as may be implicit in a subordination agreement executed in connection with the issuance of Bonds) and shall not permit the Parent to hold itself out as liable for the debts of the Corporation.

              (x) Each of the Corporation and the Parent shall maintain an arm's-length relationship with the other.

              (xi) The Corporation shall not commence any case, proceeding or other action relating to bankruptcy, insolvency, reorganization or relief of debtors, or seek to have an order for relief entered with respect to it, or seek to adjudicate it a bankrupt or insolvent, or seek reorganization, arrangement, winding up, liquidation, dissolution, composition or other relief with respect to it or its debts or make a general assignment for the benefit of creditors without the unanimous vote of the entire Board of Directors, including the affirmative vote of each Independent Director.

                                    ARTICLE X

                                   AMENDMENTS

         If the indebtedness under a Loan Agreement is given a rating by a nationally recognized statistical rating agency, this Certificate of Incorporation may not be amended prior to notice being given by registered or certified mail to such rating agency. In addition, no additional indebtedness may be incurred by the Corporation, other than indebtedness described in paragraph (b), (c) or (d) of Article III hereof.

                                   ARTICLE XI

                               TRANSFER OF ASSETS

         The Corporation may not transfer all or substantially all of its assets to a transferee unless such transferee is subject to the restrictions contained in this Certificate. A pledge of its assets in connection with the issuance of debt shall not be considered such a transfer. Additionally, the Corporation may transfer any residual interest it may have in assets so pledged to any third person and such transfer shall not constitute a transfer subject to this Article.

                                   ARTICLE XII

                         SPECIAL COVENANTS FROM LENDERS

         The Corporation shall receive a covenant from all creditors, other than Lenders, prior to incurring debt, that no petition in bankruptcy shall be filed against the Corporation until at least 90 days have expired since payment in full to the lenders.

         The foregoing Restated Certificate was duly adopted in accordance with the provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, Structured Asset Securities Corporation has caused this Restated Certificate of Incorporation to be duly executed in its corporate name this 23rd day of October, 1998.



                                       STRUCTURED ASSET SECURITIES
                                       CORPORATION


                                       By: /s/ Jennifer Marre
                                          -----------------------------------
                                          Name:  Jennifer Marre
                                          Title: Secretary
ATTEST:


By: /s/ Felicity Fridman
   --------------------------------
   Name:  Felicity Fridman
   Title: Assistant Secretary

                                                                       Exhibit Z

                                     BYLAWS

                                       OF

                     STRUCTURED ASSET SECURITIES CORPORATION


                                   ARTICLE I

                                     OFFICES

                  Section 1. Structured Asset Securities Corporation (the "Corporation") shall maintain a registered office in the State of Delaware. The Corporation may also have other offices at such places, either within or without the State of Delaware, as the Board of Directors may from time to time designate or the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

                  Section 2.1 Annual Meetings. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may come before the meeting shall be held on such date and at such time and place within or without the State of Delaware as may be designated by the Board of Directors.

                  Section 2.2 Special Meetings. Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by statute, may be called at any time by the President or by order of the Board of Directors and shall be called by the President or Secretary upon the request in writing of a stockholder or stockholders holding of record at least one-fourth of the outstanding shares of stock of the Corporation entitled to vote at such meeting. Any such written request of a stockholder or stockholders shall state a proper purpose or purposes of the meeting and shall be delivered to the President or Secretary.

                  Section 2.3 Place of Meeting. Each meeting of stockholders of the Corporation, whether annual or special, shall be held on such date and at such time and place within or without the State of Delaware as shall be fixed by the Board of Directors and specified in the notice or waiver of notice of said meeting.

                  Section 2.4 Notice of Meetings. Except as otherwise provided by law, notice of each meeting of the stockholders shall be given to each stockholder of record entitled to vote at such meeting, whether annual or special, not less than 10 nor more than 60 days before the day on which the meeting is to be held, by delivering a typewritten or printed notice thereof to him or her personally, or by mailing such notice in a postage prepaid envelope addressed to him or her at his or her post office address furnished by him or her to the Secretary of the Corporation for such purpose, or, if he or she shall not have furnished to the Secretary of the Corporation his or her address for such purpose, then at his or her post office address last known to the Secretary of the Corporation. Each such notice shall state the purpose or purposes for which the meeting is called, and the date and time when, and the place where such meeting is to be held. Except where expressly required by law, no publication of any notice of a meeting of stockholders shall be required. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy. Notice of any adjourned meeting of the stockholders shall not be required to be given, except where expressly required by law.

         Section 2.5 Quorum. At each meeting of the stockholders, except where other provision is made by law, the presence, in person or by proxy, of the holders of record of a majority of the issued and outstanding stock of the Corporation entitled to vote at such meeting shall constitute a quorum for the transaction of business. In the absence of a quorum, a majority in interest of the stockholders of the Corporation present in person or by proxy and entitled to vote or, in the absence of any stockholder entitled to vote, any officer entitled to preside at, or act as Secretary of, such meeting, shall have the power to adjourn the meeting from time to time, until stockholders holding the requisite amount of stock shall be present or represented. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally called.

         Section 2.6 Voting. At each meeting of the stockholders, every stockholder of record of the Corporation entitled to vote at such meeting shall be entitled to one vote in person or by proxy for each share of stock of the Corporation registered in his or her name on the books of the Corporation (a) on the date fixed pursuant to Section 7.3 of the Article VII of these Bylaws as the record date for the determination of stockholders entitled to vote at such meeting; or (b) if no such record date shall have been fixed, then as of the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. Any vote on stock of the Corporation may be given by the stockholder entitled thereto in person or by proxy appointed by an instrument in writing, including without limitation a telegraph or a cable, subscribed by such stockholder or by his or her attorney thereunto authorized and delivered to the Secretary of the meeting; provided, however, that no proxy shall be voted on after three years from its date unless said proxy provides for a longer period. At all meetings of the stockholders, all matters (except where other provision is made by law or by the Certificate of Incorporation of the Corporation) shall be decided by a majority of the votes cast by the holders of the stock present in person or by proxy and entitled to vote thereat, a quorum being present.

         Section 2.7 List of Stockholders. It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of its stock ledger, either directly or through a transfer agent or transfer clerk appointed by the Board of Directors, to prepare and make, at least 10 days before every meeting of the stockholders for the election of directors of the Corporation, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder during ordinary business hours, for a period of at least 10 days prior to the election, either at a place within the city, town or village where the election is to be held and which place shall be specified in the notice of meeting, or, if not so specified, at the place where said meeting is to be held, and the list shall be produced and kept at the time and place of said meeting during the whole time thereof and subject to the inspection of any stockholder who shall be present thereat. Upon the willful neglect or refusal of the directors to produce such list at any election, they shall be ineligible for any office at such election. The original or duplicate stock ledger shall be the only evidence as to who are the stockholders entitled to examine such list or the books of the Corporation or to vote in person or by proxy at such election.

         Section 2.8 Judges of Election. The Board of Directors may appoint judges of election to serve at any election of directors and at balloting on any other matter that may properly come before a meeting of stockholders. If no such appointment shall be made, or if any of the judges so appointed shall fail to attend, or refuse or be unable to serve, then such appointment may be made by the presiding officers at the meeting.

                                  ARTICLE III

                               BOARD OF DIRECTORS

         Section 3.1 General Powers. The property, affairs and business of the Corporation shall be managed by or under the direction of the Board of Directors.

         Section 3.2 Number, Election, Qualifications and Term of Office. The number of directors shall be as fixed from time to time by resolution of the Board of Directors or stockholders (and such resolutions of either the Board of Directors or stockholders being subject to the later resolution of either of them). Until changed as provided herein, the initial Board of Directors and all subsequent boards of directors shall consist of that number of directors set forth in the Certificate of Incorporation. Except as otherwise provided in the Certificate of Incorporation or in these Bylaws, directors shall be elected by a plurality of the votes of the stockholders entitled to vote at each meeting of stockholders for the election of a director or directors. Directors need not be stockholders. Each director shall hold office until his or her successor shall have been duly elected and qualified, or until his or her death, or until he or she shall resign, or until he or she shall have been removed in the manner hereinafter provided.

         Section 3.3 Resignation. Any directors of the Corporation may resign at any time by giving written notice to the President or to the Secretary of the Corporation. The resignation of any director shall take effect at the time specified therein; and, unless otherwise specified therein the acceptance of such resignation shall not be necessary to make it effective.

         Section 3.4 Removal of Directors. Any director or the entire Board of Directors may be removed, either with or without cause, at any time by the holders of a majority of the shares then entitled to vote at an election of directors, except in the case that the Certificate of Incorporation of the Corporation provides for cumulative voting, then if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her if then cumulatively voted at an election of the entire Board of Directors. Any vacancy in the Board of Directors caused by any such removal may be filled by a plurality of the votes of the stockholders at such meeting, or, if the stockholders shall fail to fill such vacancy, by the Board of Directors.

         Section 3.5 Vacancies. Any vacancy in the Board of Directors caused by death, resignation, disqualification, removal, an increase in the number of directors, or any other cause, may be filled by the affirmative vote of a majority of the remaining directors (though less than a quorum), unless filled by the stockholders pursuant to Section 3.4 hereof; and each director so chosen shall hold office until his or her successor shall be duly elected and qualified or until his or her earlier death, resignation or removal.

         Section 3.6 Place of Meetings, Etc. Except as otherwise specifically provided by law, the Board of Directors may hold its meetings, have one or more offices and keep the books and records of the Corporation at such place or places within or without the State of Delaware as the Board of Directors may from time to time determine.

         Section 3.7 First Meeting. Within thirty (30) days after each annual election of directors, the Board of Directors shall meet for the purpose of organization, the election of officers and the transaction of other business at the place where regular meetings of the Board of Directors are held. Notice of such meeting shall be given in the manner hereinafter provided for special meetings of the Board of Directors or in a consent and waiver of notice thereof signed by all the directors.

         Section 3.8 Regular Meetings. Regular meetings of the Board of Directors may be held at such places and at such times as the Board shall determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting which would otherwise be held on that day shall be held at such place at the same hour and on the next succeeding business day not a legal holiday. Notice of regular meetings need not be given, provided that, whenever the time or place of regular meetings shall be fixed or changed, notice of such action shall be mailed promptly to each director who shall not have been present at the meeting at which such action was taken, addressed to him or her at his or her residence or usual place of business.

         Section 3.9 Special Meetings; Notice. Special meetings of the Board of Directors shall be held whenever called by the President or by one of the directors. At least three calendar days before the day on which any special meeting is to be held, notice of such meeting shall be sent to each director by first class mail, addressed to him or her at his or her residence or usual place of business, or shall be sent to him or her at such place by telegraph, cable or wireless or shall be delivered personally or by telephone at least one day before the day on which the meeting is to be held. Each such notice shall state the time and place of the meeting but need not state the purposes thereof, except as otherwise herein expressly provided. Notice of any meeting of the Board of Directors need not be given to any director who shall be present at such meeting or who shall, either before or after such meeting, waive notice of such meeting in writing or by telegram, radio, cable or telephone; and any meeting of the Board of Directors shall be a legal meeting without any notice thereof having been given if all of the directors of the Corporation then in office shall be present thereat.

         Section 3.10 Quorum and Manner of Acting. Except as otherwise provided by statute or by these Bylaws, one-third of the total number of directors shall be required to constitute a quorum for the transaction of business at any meeting, and the act of a majority of the directors present at any meeting at which a quorum shall be present shall be the act of the Board of Directors. In the absence of a quorum, a majority of the directors present may adjourn any meeting from time to time until a quorum be had. Notice of any adjourned meeting need not be given, except as required by law.

         Section 3.11 Remuneration. Directors shall receive such reasonable compensation for their services, as such, whether in form of a salary or a fixed fee for attendance at meetings, with expenses, if any, as the Board of Directors may from time to time determine. Nothing herein contained shall be construed so as to preclude any director from serving the Corporation in any other capacity and receiving remuneration therefor.

         Section 3.12 Action by Consent. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or of such committee, as the case may be, consent thereto in writing and such writing or writings are filed with the minutes of proceedings of the Board or committee.

         Section 3.13 Telephonic Meetings. Unless otherwise restricted by the Certificate of Incorporation, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this subsection shall constitute presence in person at such meeting.

                                   ARTICLE IV

                                   COMMITTEES

         Section 4.1 Designation of Committees, Alternate Members and Term of Office. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, including an executive committee, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who, in the order specified by the Board, may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member or members of a committee, and in the event there are not sufficient alternate members present at such meeting, the member or members thereof, including alternates, present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. The term of office of the members of each committee shall be as fixed from time to time by the Board, subject to these Bylaws; provided, however, that any committee member who ceases to be a member of the Board shall ipso facto cease to be a committee member. Each committee shall appoint a secretary, who may be the Secretary of the Corporation or any Assistant Secretary thereof.

         Section 4.2 Powers of Committees. Any committee designated by the Board of Directors pursuant to Section 4.1 hereof, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending these Bylaws of the Corporation; and, unless the resolution so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

         Section 4.3 Meetings, Notices and Records. Each committee may provide for the holding of regular meetings, with or without notice, and may fix the time and place at which such meetings shall be held. Special meetings of each committee shall be held upon call by or at the direction of its chairman or, if there be no chairman, by or at the direction of any two of its members, at the time and place specified in the respective notices or waivers of notice thereof. Notice of each special meeting of a committee shall be mailed to each member of such committee, addressed to him or her at his or her residence or usual place of business, at least one day before the day on which the meeting is to be held, or shall be sent by telegram, radio or cable, addressed to him or her at such place, or telephoned or delivered to him or her personally, not later than the day before the day on which the meeting is to be held. Notice of any meeting of a committee need not be given to any member thereof who shall attend the meeting in person or who shall waive notice thereof by telegram, radio, cable or other writing. Notice of any adjourned meeting need not be given. Each committee shall keep a record of its proceedings.

         Section 4.4 Quorum and Manner of Action. At each meeting of any committee the presence of one-third of its members then in office shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the members present at any meeting at which a quorum is present shall be the act of such committee; in the absence of a quorum, a majority of the members present at the time and place of any meeting may adjourn the meeting from time to time until a quorum shall be present. Subject to the foregoing and other provisions of these Bylaws and except as otherwise determined by the Board of Directors, each committee may make rules for the conduct of its business. Any determination made in writing and signed by all the members of such committee shall be as effective as if made by such committee at a meeting.

         Section 4.5 Resignations. Any member of a committee may resign at any time by giving written notice of such resignation to the Board of Directors, the President or the Secretary of the Corporation. Unless otherwise specified in such notice, such resignation shall take effect upon receipt thereof by the Board or any such officer.

         Section 4.6 Removal. Any member of any committee may be removed at any time by the Board of Directors with or without cause.

         Section 4.7 Vacancies. If any vacancy shall occur in any committee by reason of death, resignation, disqualification, removal or otherwise, the remaining members of such committee, though less than a quorum, shall continue to act until such vacancy is filled by the Board of Directors.

         Section 4.8 Compensation. Committee members shall receive such reasonable compensation for their services as such, whether in the form of salary or a fixed fee for attendance at meetings, with expenses, if any, as the Board of Directors may from time to time determine. Nothing herein contained shall be construed to preclude any committee member from servicing the Corporation in any other capacity and receiving compensation therefor.

                                   ARTICLE V

                                    OFFICERS

         Section 5.1 Number. The officers of the Corporation shall be a President, one or more Executive Vice Presidents, one or more Vice Presidents, a Secretary, a Treasurer and, if the Board shall so elect, such other officers and agents as may be appointed by the Board of Directors pursuant to Section 5.3 hereof. Any two or more offices may be held by the same person.

         Section 5.2 Election, Term of Office and Qualifications. The officers shall be elected annually by the Board of Directors and, except in the case of officers appointed in accordance with the provisions of Section 5.3 hereof, each shall hold office until the next annual election of officers or until his or her successor shall have been duly elected and qualified, or until his or her death, or until he or she shall resign, or until he or she shall have been removed in the manner hereinafter provided.

         Section 5.3 Other Officers. The Corporation may have such other officers and agents as may be deemed necessary by the Board of Directors, including without limitation one or more Assistant Secretaries and one or more Assistant Treasurers. Such other officers and agents shall be appointed in such manner, have such duties and hold their offices for such terms as may be determined by the Board of Directors. The Board of Directors may delegate to any officer or agent the power to appoint any such subordinate officers or agents and to prescribe their respective terms of office, authorities and duties.

         Section 5.4 Resignations. Any officer may resign at any time by giving written notice of his or her resignation to the Board of Directors, to the President or to the Secretary of the Corporation. Unless otherwise specified in such written notice, any such resignation shall take effect at the time of receipt thereof by the Board of Directors or any such officer.

         Section 5.5 Removal. Any officer specifically designated in Section 5.1 hereof may be removed, either with or without cause, by a vote of majority of the whole Board of Directors. Any officer or agent appointed in accordance with the provisions of Section 5.3 hereof may be removed, either with or without cause, by the Board of Directors at any meeting, by the vote of a majority of the directors present at such meeting, or by any superior officer or agent upon whom such power or removal shall have been conferred by the Board of Directors.

         Section 5.6 Vacancies. A vacancy in any office by reason of death, resignation, removal or any other cause shall be filled for the unexpired portion of the term in the manner prescribed in these Bylaws for election or appointment to such office.

         Section 5.7 The President. The President shall be the chief executive officer of the Corporation and, subject to control by the Board of Directors, shall have general charge of the business, affairs and property of the Corporation and control over its several officers. He or she shall preside at all meetings of the stockholders and of the Board of Directors and of the Executive Committee at which he or she shall be present. He or she shall see that all orders and resolutions of the Board of Directors are carried into effect. He or she may sign, with the

Secretary or any other officer thereunto duly authorized by the Board of Directors, certificates for shares of stock of the Corporation, deeds, mortgages, bonds, contracts, agreements or other instruments duly authorized by the Board of Directors except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent. From time to time he or she shall report to the Board of Directors all matters within his or her knowledge which the interests of the Corporation may require to be brought to their attention. The President shall do and perform all such other duties and may exercise such other powers as from time to time may be assigned to him or her by these Bylaws or by the Board of Directors or by the Executive Committee or by the Executive Committee. The officers of the Corporation shall be responsible to the President for the proper and faithful discharge of their several duties and shall make such reports to him or her as he or she may from time to time require.

         Section 5.8 Executive Vice Presidents. In the event of the death, absence, unavailability or disability of the President or at the request of the President, the Executive Vice President or, in case there shall be more than one Executive Vice President, the Executive Vice President designated by the President (or in the absence of such designation, the Executive Vice President designated by the Board of Directors) shall perform all the duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. Except where by law the signature of the President is required, each of the Executive Vice Presidents shall possess the same power as the President to sign all certificates, contracts, obligations and other instruments of the Corporation. Any Executive Vice President shall perform such other duties and may exercise such other powers as from time to time may be assigned to him or her by these Bylaws or by the Board of Directors or by the Executive Committee or by the President.

         Section 5.9 The Vice Presidents. The Vice Presidents shall exercise such powers as may be assigned to them from time to time by the Board of Directors or by the Executive Committee or by the President.

         Section 5.10 The Secretary and the Assistant Secretaries. The Secretary shall:

                  (a) Keep the minutes of the meetings of the stockholders, the Board of Directors and the Executive Committee, and cause the same to be recorded in books provided for that purpose;

                  (b) Prepare, or cause to be prepared, and submit to the Chairman of each meeting of the stockholders a certified list, in alphabetical order, of the names of the stockholders entitled to vote at such meeting, together with the number of shares of stock held by each;

                  (c) See that all notices are duly given in accordance with provisions of these Bylaws or as required by statute;

                  (d) Be custodian of the records of the Corporation, the Board of Directors and the Executive Committee, and of the seal of the Corporation; see that the seal is affixed to all stock certificates prior to their issuance and to all documents the execution of which on behalf of the Corporation under its seal shall have been duly authorized, and attest the seal when so affixed;

                  (e) See that all books, reports, statements, certificates and the other documents and records required by law to be kept or filed are properly kept or filed;

                  (f) In general, perform all duties and have all powers incident to the office of the Secretary and perform such other duties and have such other powers as from time to time may be assigned to him or her by these Bylaws or by the Board of Directors or by the President;

                  (g) Whenever any committee shall be appointed in pursuance of a resolution of the Board of Directors, furnish the chairman of such committee with a copy of such resolution;

                  (h) Have charge of the stock and transfer books of the Corporation, and exhibit such stock book at all reasonable times to such persons as are entitled by statute to have access thereto; and

                  (i) Sign (unless the Treasurer or any Assistant Secretary or an Assistant Treasurer shall sign) certificates representing stock of the corporation the issuance of which shall have been duly authorized (the signature to which maybe a facsimile signature).

         At the request of the Secretary, or in his or her absence or disability, any Assistant Secretary shall perform any of the duties of the Secretary and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Secretary. Except where by law the signature of the Secretary is required, each of the Assistant Secretaries shall possess the same power as the Secretary to sign certificates, contracts, obligations and other instruments of the Corporation, and to affix the seal of the Corporation to such instruments, and attest the same. The Assistant Secretaries shall perform such other duties as from time to time may be assigned to them respectively by the Board of Directors, the President or the Secretary.

         Section 5.11 The Treasurer and the Assistant Treasurers. The Treasurer shall:

                  (a) Have charge of and supervision over and be responsible for the funds, including the borrowing thereof, the securities, receipts and disbursements of the Corporation;

                  (b) Cause all moneys and other valuable effects of the Corporation to be deposited in the name and to the credit of the Corporation in such banks or trust companies or with such bankers or other depositories as shall be selected by the Board of Directors or Executive Committee, or pursuant to authority conferred by the Board of Directors or Executive Committee;

                  (c) Cause the funds of the Corporation to be disbursed by checks or drafts upon the authorized depositories of the Corporation;

                  (d) Cause to be taken and preserved proper vouchers for all moneys disbursed;

                  (e) Cause to be kept correct books of account of all the business and transactions of the Corporation and upon application cause such books of account to be exhibited to any director;

                  (f) Render to the President, the Board of Directors of the Executive Committee, whenever requested, an account of the financial conditions of the Corporation and of his or her transactions at Treasurer;

                  (g) Be empowered, from time to time, to require from the officers or agents of the Corporation reports or statements giving such information as he or she may desire with respect to any and all financial transactions of the Corporation;

                  (h) Sign (unless the Secretary or an Assistant Secretary or an Assistant Treasurer shall sign) certificates representing stock of the Corporation the issuance of which shall have been duly authorized (the signature to which may be a facsimile signature); and

                  (i) In general, perform all duties and have all powers incident to the office of Treasurer and perform such other duties and have such other powers as from time to time may be assigned to him or her by these Bylaws or by the Board of Directors or by the President.

         At the request of the Treasurer or, in his or her absence or disability, the Assistant Treasurer or, in case there shall be more than one Assistant Treasurer, the Assistant Treasurer designated by the Board of Directors or by the Executive Committee or by the President shall perform any of the duties of the Treasurer and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Treasurer. Except where by law the signature of the Treasurer is required, each of the Assistant Treasurers shall possess the same power as the Treasurer to sign all certificates, contracts, obligations and other instruments of the Corporation. The Assistant Treasurers shall perform such other duties as from time to time may be assigned to them respectively by the Board of Directors, the President or the Treasurer.

         Section 5.12 Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors, except that the Board of Directors may delegate to any person the power to fix the salaries or other compensation of any officers or agents appointed in accordance with the provisions of Section
5.3 hereof. No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the Corporation.

         Section 5.13 Surety Bonds. If the Board of Directors shall so require, any officer or agent of the Corporation shall execute to the Corporation a bond in such sum and with such surety or sureties as the Board of Directors may direct, conditioned upon the faithful discharge of his or her duties, including responsibility for negligence and for the accounting for all property, funds or securities of the Corporation which may come into his or her hand.



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

                                   ARTICLE VI

                 CONTRACTS, CHECKS, LOANS, DEPOSITS AND PROXIES

         Section 6.1 Contracts, Checks, Etc. All contracts and agreements authorized by the Board of Directors, and all checks, drafts, bills of exchange or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, or agent or agents, as may from time to time be designated by the Board of Directors, which designation may be general or confined to specific instances. The President, an Executive Vice President or a Vice President and the Treasurer shall have the power and authority to bind the Corporation by contract or engagement or to pledge its credit or to render it liable pecuniarily for any purpose or for any amount; and no other officer, agent or employee of the Corporation shall have any such power and authority unless so designated by the Board of Directors or in or pursuant to the provisions of these Bylaws.

         Section 6.2 Proxies in Respect of Securities of Other Corporations. Unless otherwise provided by resolution adopted by the Board of Directors, the President or an Executive Vice President may from time to time appoint an attorney or attorneys, or an agent or agents, to exercise in the name and on behalf of the Corporation the powers and rights which the Corporation may have as the holder of stock or other securities in any other corporation to vote or to consent in respect of such stock or other securities; and the President or any Executive Vice President may instruct the person or persons so appointed as to the manner or exercising such powers and rights and the President or any Executive Vice President may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal, or otherwise, all such written proxies, power of attorney or other written instruments as he or she may deem necessary in order that the Corporation may exercise such powers and rights.

         Section 6.3 Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to its credit in such banks or trust companies or with such bankers or other depositaries as the Board of Directors may select, or as may be selected by any officer or officers or agent or agents authorized so to do by the Board of Directors. Endorsements for deposit to the credit of the Corporation in any of its duly authorized depositaries shall be made in such manner as the Board of Directors from time to time may determine.

                                  ARTICLE VII

                              CERTIFICATES OF STOCK

         Section 7.1 Form; Signature. The certificates of stock of the Corporation shall be numbered and shall be entered in the books of the Corporation as they are issued. They shall exhibit the holder's name and number of shares and shall be signed by the President, Executive Vice President or a Vice President and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary.

         Section 7.2 Transfer. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his or her attorney, lawfully constituted in writing, and upon surrender of the certificate therefor.



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

         Section 7.3 Record Dates. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may, in its discretion, fix, in advance, a record date, which shall be not more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action. Only those stockholders of record on the date so fixed shall be entitled to any of the foregoing rights, notwithstanding the transfer of any such stock on the books of the Corporation after any such record date fixed by the Board of Directors. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         Section 7.4 Closing of Transfer Books. The Board of Directors may close the transfer books in its discretion for a period not exceeding 60 days preceding any meeting, annual or special, of the stockholders or the day appointed for the payment of a dividend.

         Section 7.5 Record Owner. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, unless the laws of Delaware expressly provide otherwise.

         Section 7.6 Lost Certificates. Any person claiming a certificate of stock to be lost or destroyed shall make an affidavit or affirmation of that fact and advertise the same in such manner as the Board of Directors may require, and shall if the directors so require give the Corporation a bond of indemnity, in form and with one or more sureties satisfactory to the Board of Directors, in at least double the value of the stock represented by said certificate, whereupon a new certificate may be issued of the same tenor and for the same number of shares as the one alleged to be lost or destroyed.

                                  ARTICLE VIII

                                    DIVIDENDS

         Dividends upon the capital stock of the Corporation, when earned, may be declared by the Board of Directors at any regular or special meeting.

         Before payment of any dividend or making any distribution of profits, there may be set aside out of the surplus or net profits of the Corporation such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interests of the Corporation.



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

                                   ARTICLE IX

                         RELIANCE ON RECORDS AND REPORTS

         Each director, officer or member of any committee designated by, or by authority of, the Board of Directors shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation or of any of its subsidiaries or upon reports made to the Corporation or any of its subsidiaries by any official of the Corporation or of a subsidiary or by an independent certified public accountant or by an appraiser selected with reasonable care by the Board of Directors or by any such committee.

                                   ARTICLE X

                                 CORPORATE SEAL

         The corporate seal shall be circular in form and shall bear the name of the Corporation and words and figures denoting its organization under the laws of the State of Delaware and otherwise shall be in such form as shall be approved from time to time by the Board of Directors.

                                   ARTICLE XI

                                   FISCAL YEAR

         The fiscal year of the Corporation shall be such 12-month period of each calendar year as may be fixed from time to time by resolution of the Board of Directors.

                                  ARTICLE XII

                                WAIVER OF NOTICE

         Whenever any notice whatsoever is required to be given by these Bylaws or the Certificate of Incorporation of the Corporation or any of the corporate laws of the State of Delaware, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before of after the time stated therein, shall be deemed equivalent thereto.

                                  ARTICLE XIII

                                   AMENDMENTS

         The Bylaws of the Corporation, regardless of whether made by the stockholders or by the Board of Directors, may be amended, added to or repealed at any meeting of the Board of Directors or of the stockholders provided that notice of the proposed change is given in the notice of the meeting. No change of the time or place for the annual meeting of the stockholders for the election of directors shall be made except in accordance with the laws of the State of Delaware.



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